UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07803
Name of Registrant:	Vanguard Scottsdale Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: August 31
Date of reporting period: September 1, 2011 – August 31, 2012
Item 1: Reports to Shareholders

Annual Report | August 31, 2012

Vanguard Sector Bond Index Funds

Vanguard Short-Term Government Bond Index Fund

Vanguard Intermediate-Term Government Bond Index Fund

Vanguard Long-Term Government Bond Index Fund

Vanguard Short-Term Corporate Bond Index Fund

Vanguard Intermediate-Term Corporate Bond Index Fund

Vanguard Long-Term Corporate Bond Index Fund

Vanguard Mortgage-Backed Securities Index Fund

> All seven Vanguard Sector Bond Index Funds produced positive returns for the

12 months ended August 31, 2012, with the long-term corporate and government funds both returning about 19%.

> Among short- and intermediate-term bonds, the corporate funds significantly outpaced their government counterparts.

> While the funds’ returns were generally in line with those of their target indexes,

some of the intermediate- and long-term funds outperformed their respective benchmarks. This was largely a result of the funds’ index sampling strategy combined with timing differences in end-of-day bond pricing.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Short-Term Government Bond Index Fund.	11
Intermediate-Term Government Bond Index Fund.	27
Long-Term Government Bond Index Fund.	44
Short-Term Corporate Bond Index Fund.	59
Intermediate-Term Corporate Bond Index Fund.	97
Long-Term Corporate Bond Index Fund.	134
Mortgage-Backed Securities Index Fund.	170
About Your Fund’s Expenses.	190
Trustees Approve Advisory Arrangement.	193
Glossary.	194

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate.
It was featured in a movie based on Patrick O’Brian’s sea novels, set amid the Napoleonic wars. Vanguard was named for another ship of that era, the HMS Vanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2012

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Government Bond Index Fund
Signal® Shares	0.17%	0.42%	-0.02%	0.40%
Institutional Shares	0.20	0.47	-0.02	0.45
ETF Shares	0.19
Market Price				0.38
Net Asset Value				0.40
Barclays U.S. 1–3 Year Government Float
Adjusted Index				0.50
Short U.S. Government Funds Average				1.01
Short U.S. Government Funds Average: Derived from data provided by Lipper Inc.
Vanguard Intermediate-Term Government Bond Index Fund
Signal Shares	0.75%	1.72%	2.75%	4.47%
Institutional Shares	0.78	1.75	2.77	4.52
ETF Shares	0.76
Market Price				4.39
Net Asset Value				4.50
Barclays U.S. 3–10 Year Government Float
Adjusted Index				4.51
Intermediate U.S. Government Funds Average				4.14
Intermediate U.S. Government Funds Average: Derived from data provided by Lipper Inc.
Vanguard Long-Term Government Bond Index Fund
Signal Shares	2.39%	3.47%	15.58%	19.05%
Institutional Shares	2.41	3.51	15.62	19.13
ETF Shares	2.39
Market Price				19.05
Net Asset Value				19.06
Barclays U.S. Long Government Float Adjusted
Index				18.68
General U.S. Government Funds Average				5.44

General U.S. Government Funds Average: Derived from data provided by Lipper Inc.
Signal Shares and Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138;
7,720,749; 7,925,573; 8,090,646.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2012

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Corporate Bond Index Fund
Signal Shares	1.52%	2.36%	2.33%	4.69%
Institutional Shares	1.54	2.39	2.31	4.70
ETF Shares	1.53
Market Price				4.49
Net Asset Value				4.68
Barclays U.S. 1–5 Year Corporate Bond Index				4.81
Short-Intermediate Investment-Grade Debt Funds
Average				4.11
Short-Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.
Vanguard Intermediate-Term Corporate Bond Index Fund
Signal Shares	2.87%	3.87%	6.54%	10.41%
Institutional Shares	2.88	3.90	6.56	10.46
ETF Shares	2.86
Market Price				9.77
Net Asset Value				10.43
Barclays U.S. 5–10 Year Corporate Bond Index				10.07
Intermediate Investment-Grade Debt Funds
Average				6.95
Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.
Vanguard Long-Term Corporate Bond Index Fund
Signal Shares	4.35%	5.37%	14.06%	19.43%
Institutional Shares	4.36	5.40	14.04	19.44
ETF Shares	4.35
Market Price				19.16
Net Asset Value				19.40
Barclays U.S. 10+ Year Corporate Bond Index				18.33
Corporate Debt Funds BBB-Rated Average				9.66

Corporate Debt Funds BBB-Rated Average: Derived from data provided by Lipper Inc.
Signal Shares and Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138;
7,720,749; 7,925,573; 8,090,646.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2012

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Mortgage-Backed Securities Index Fund
Signal Shares	1.11%	1.69%	1.94%	3.63%
Institutional Shares (Inception: 5/9/2012)	1.13	0.42	0.85	1.27
ETF Shares	1.12
Market Price				3.64
Net Asset Value				3.62
Barclays U.S. MBS Float Adjusted Index				3.62
U.S. Mortgage Funds Average				4.45

U.S. Mortgage Funds Average: Derived from data provided by Lipper Inc.
Signal Shares and Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138;
7,720,749; 7,925,573; 8,090,646.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Chairman’s Letter

Dear Shareholder,

The financial markets were choppy over the 12 months ended August 31, 2012, with both bonds and stocks chalking up significant gains. Periods of cautious optimism about the debt crisis in Europe as well as growth in the United States and abroad fueled demand among some investors for riskier assets, including stocks and corporate bonds. Interspersed with these periods were bouts of heightened uncertainty, which drove demand for the safety of government bonds.

The Vanguard Sector Bond Index Funds produced a wide span of returns for the fiscal year. Returns from the government and mortgage-backed securities funds ranged from about 0.40% for the short-term fund to more than 19% for the long-term fund. The range was a little narrower for the corporate funds, with returns varying from 4.68% for the short-term fund to 19.40% for the long-term fund. (All of the returns cited in this letter are for the funds’ ETF Shares, based on net asset value.)

The rise in bond prices virtually across the board over the year led to a fall in 30-day SEC yields for six of the seven funds. The exception was the Short-Term Government Bond Index Fund, where the Federal Reserve’s selling of short-term bonds as part of its “Operation Twist”

program contributed to falling prices. The 30-day SEC yield for this fund moved up to 0.19% from 0.17% a year earlier.

As you may have noticed in the table on pages 1 and 2, returns for some of our intermediate- and long-term funds exceeded those of their target indexes. This was attributable in part to the funds’ sampling strategy, which they employ because it’s impossible to own every single security in the indexes. We expect such gaps to narrow, though not necessarily disappear, as the funds’ asset bases increase. The gaps also reflect differences in the bond-pricing models used by the index provider and Vanguard. These differences generally disappear in the normal course of trading.

U.S. stocks shook off concerns to produce double-digit returns

U.S. stocks generated robust gains for the period, returning nearly 17%. They seemed to get a lift as the U.S. economy continued to grow, albeit at a modest rate, and avoided the “double-dip” recession that some investors had feared.

Though European stocks posted strong returns in local-currency terms, this performance was much more modest when converted into U.S. dollars—a result of the dollar’s strengthening against the euro during the 12 months. Signs of slowing economic growth restrained returns for emerging markets and the developed markets of the Pacific region.

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2012
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	5.78%	6.51%	6.66%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.78	7.02	6.24
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.71

Stocks
Russell 1000 Index (Large-caps)	17.33%	13.82%	1.47%
Russell 2000 Index (Small-caps)	13.40	13.89	1.90
Dow Jones U.S. Total Stock Market Index	16.74	13.87	1.73
MSCI All Country World Index ex USA (International)	-1.92	3.64	-3.59

CPI
Consumer Price Index	1.69%	2.20%	2.07%

Questions about the finances of European governments and banks continued to preoccupy investors. Although the situation in Europe is very fluid, Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Monetary policy action boosted returns of longer-term Treasuries

Bondholders have enjoyed several years of strong returns, and over the last 12 months the broad U.S. taxable market produced nearly 6%. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

One large reason for the fall in yields has been monetary policy action by the Federal Reserve. Citing weak economic data and downside risks in global financial markets, it continued during the period to look for ways to provide further stimulus to the economy. With little room to cut short-term interest rates (they have been hovering

Expense Ratios
Your Fund Compared With Its Peer Group

	Signal	Institutional	ETF	Peer Group
	Shares	Shares	Shares	Average
Short-Term Government Bond Index
Fund	0.14%	0.09%	0.14%	0.82%
Intermediate-Term Government Bond
Index Fund	0.13	0.09	0.14	0.95
Long-Term Government Bond Index
Fund	0.14	0.09	0.14	1.09
Short-Term Corporate Bond Index Fund	0.14	0.09	0.14	0.87
Intermediate-Term Corporate Bond
Index Fund	0.14	0.09	0.14	0.89
Long-Term Corporate Bond Index Fund	0.14	0.09	0.14	1.01
Mortgage-Backed Securities Index
Fund	0.15	0.09	0.15	0.90

The fund expense ratios shown are from the prospectus dated December 29, 2011, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2012, the funds’ expense ratios were: for the Short-Term Government Bond Index Fund, 0.12% for Signal
Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares; for the Intermediate-Term Government Bond Index Fund, 0.12% for Signal
Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares; for the Long-Term Government Bond Index Fund, 0.12% for Signal Shares,
0.09% for Institutional Shares, and 0.12% for ETF Shares; for the Short-Term Corporate Bond Index Fund, 0.12% for Signal Shares, 0.09% for
Institutional Shares, and 0.12% for ETF Shares; for the Intermediate-Term Corporate Bond Index Fund, 0.12% for Signal Shares, 0.09% for
Institutional Shares, and 0.12% for ETF Shares; for the Long-Term Corporate Bond Index Fund, 0.12% for Signal Shares, 0.09% for
Institutional Shares, and 0.12% for ETF Shares; and for the Mortgage-Backed Securities Index Fund, 0.12% for Signal Shares, 0.09% for
Institutional Shares (annualized since inception May 9), and 0.12% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2011.

Peer groups: For the Short-Term Government Bond Index Fund, Short U.S. Government Funds; for the Intermediate-Term Government Bond
Index Fund, Intermediate U.S. Government Funds; for the Long-Term Government Bond Index Fund, General U.S. Government Funds; for the
Short-Term Corporate Bond Index Fund, Short-Intermediate Investment-Grade Debt Funds; for the Intermediate-Term Corporate Bond Index
Fund, Intermediate Investment-Grade Debt-Funds; for the Long-Term Corporate Bond Index Fund, Corporate BBB-Rated Debt Funds; for the
Mortgage-Backed Securities Index Fund, U.S. Mortgage Funds.

near zero since 2008), in September 2011 the Fed announced its new Operation Twist initiative, touched on earlier in this letter. This program, which is now expected to run until the end of 2012, has the Fed selling shorter-term Treasuries while buying longer-term ones to drive down longer-term financing costs.

Operation Twist, together with demand for Treasuries from investors seeking a “safe haven” from market turmoil, contributed to a flattening of the yield curve during the 12-month period: Yields of Treasuries with maturities of less than 3 years rose slightly, while yields of longer-maturity issues declined. (The yield of the 2-year Treasury note, for example, rose from 0.19% to 0.22%, while that of the 10-year Treasury note fell from 2.22% to 1.56%, and the yield of the 30-year Treasury bond fell from 3.59% to 2.68%.)

Against this backdrop, the Short-Term Government Bond Index Fund returned 0.40% for the period. Thanks largely to price changes, rather than interest earned, its intermediate-term counterpart returned 4.50% and its long-term counterpart, 19.06%.

Corporations scrambled to lock in exceptionally low financing costs by issuing more bonds, and they found buyers among investors seeing an attractive risk/ reward trade-off. Corporate profit growth slowed during the period, but earnings remained high, balance sheets continued

Yields of U.S. Treasury Securities
	August 31,	August 31,
Maturity	2011	2012
2 years	0.19%	0.22%
3 years	0.32	0.29
5 years	0.95	0.59
10 years	2.22	1.56
30 years	3.59	2.68
Source: Vanguard.

to strengthen, and leveraging activities such as mergers and acquisitions were limited.

All three corporate bond sectors performed well. Utilities led the way with a 12-month return of 11.34%. Financial issues returned 10.77%; despite rating agency downgrades for a number of U.S. banks, the sector benefited from moves by governments to shore up the European financial system. Industrials were a step behind, at 9.85%.

In the corporate bond market as well, long-term bonds returned the most. The Short-Term Corporate Bond Index Fund returned 4.68%; its intermediate-term counterpart, 10.43%; and its long-term counterpart, 19.40%.

The Mortgage-Backed Securities Index Fund returned 3.62% for the fiscal year, with prepayments proving to be less of an issue than had been expected. Home financing rates continued to fall—30- and 15-year fixed-rate mortgages hit all-time lows toward the end of the period—and modifications to HARP (the Home Affordable Refinance Program) made refinancing easier. Yet the number of homeowners taking advantage of the lower rates remained limited, in part because of the adoption of tighter lending standards by financial institutions.

Prospects for further purchases by the Fed also provided some support for mortgage-backed securities.

The rise of index funds, the merits of active management

Today, index funds enjoy a degree of acceptance that was unimaginable some 35 years ago, when we introduced the first index mutual fund for individual investors. In the past five years, according to research company Strategic Insight, stock fund investors have directed just about all of their net new investments into index funds, both conventional shares and ETFs. Though less widely held, bond index funds are also gathering momentum.

The benefits of index funds are crystal clear: low costs, diversification across a market or market segment, and limited deviation from the returns of market benchmarks. What about actively managed funds? Although Vanguard is prominent as an indexing leader, we also offer actively managed funds that give investors the chance to outperform market indexes. Make no mistake: Outperformance is hard to come by. Nevertheless, we believe we can enhance investors’ chances of success by searching the globe for best-in-class investment managers, and offering their services to our clients at a low cost.

Whether your portfolio includes index funds, active funds, or a combination, we believe that adhering to a few basic tenets can help put you in position to meet your long-term financial goals. So consider maintaining a balanced portfolio diversified with stocks, bonds, and cash; save more than you think you’ll need; keep an eye on costs; and last, but never least, have a plan and stick with it.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 14, 2012

Your Fund’s Performance at a Glance
August 31, 2011, Through August 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Government Bond Index
Fund
Signal Shares	$20.39	$20.35	$0.087	$0.035
Institutional Shares	25.62	25.57	0.120	0.044
ETF Shares	61.11	60.98	0.267	0.105
Vanguard Intermediate-Term Government
Bond Index Fund
Signal Shares	$21.94	$22.50	$0.369	$0.042
Institutional Shares	27.21	27.91	0.465	0.053
ETF Shares	64.91	66.58	1.094	0.124
Vanguard Long-Term Government Bond Index
Fund
Signal Shares	$22.91	$26.48	$0.743	$0.000
Institutional Shares	29.06	33.60	0.953	0.000
ETF Shares	68.07	78.69	2.204	0.000
Vanguard Short-Term Corporate Bond Index
Fund
Signal Shares	$21.26	$21.73	$0.487	$0.025
Institutional Shares	26.03	26.60	0.603	0.031
ETF Shares	78.06	79.78	1.789	0.092
Vanguard Intermediate-Term Corporate Bond
Index Fund
Signal Shares	$21.98	$23.40	$0.800	$0.017
Institutional Shares	27.17	28.93	0.998	0.021
ETF Shares	81.49	86.78	2.963	0.063
Vanguard Long-Term Corporate Bond Index
Fund
Signal Shares	$21.69	$24.74	$1.069	$0.000
Institutional Shares	26.93	30.71	1.337	0.000
ETF Shares	80.80	92.15	3.981	0.000
Vanguard Mortgage-Backed Securities Index
Fund
Signal Shares	$20.76	$21.06	$0.342	$0.101
Institutional Shares (Inception: 5/9/2012)	28.10	28.34	0.115	0.000
ETF Shares	51.90	52.63	0.868	0.253

Short-Term Government Bond Index Fund

Fund Profile
As of August 31, 2012

Share-Class Characteristics

	Signal	Institutional	ETF
	Shares	Shares	Shares
Ticker Symbol	VSBSX	VSBIX	VGSH
Expense Ratio[1]	0.14%	0.09%	0.14%
30-Day SEC Yield	0.17%	0.20%	0.19%

Financial Attributes

		Barclays
		1–3 Year
		Gov’t	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index
Number of Bonds	113	477	7,922
Yield to Maturity
(before expenses)	0.2%	0.3%	1.7%
Average Coupon	1.4%	1.5%	3.7%
Average Duration	1.9 years	1.9 years	5.2 years
Average Maturity	1.9 years	1.9 years	7.1 years
Short-Term
Reserves	2.1%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Maturity (% of portfolio)
Under 1 Year	2.9%
1 - 3 Years	96.5
3 - 5 Years	0.6

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%
For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 29, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.12% for Signal Shares, 0.09% for Institutional Shares, and 0.12% for ETF
Shares.

Short-Term Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012
			Since	Final Value
		One	Inception	of a $10,000
		Year	(11/19/2009)	Investment
	Short-Term Government Bond Index
	Fund ETF Shares Net Asset Value	0.40%	1.25%	$10,351
	Short-Term Government Bond Index
	Fund ETF Shares Market Price	0.38	1.27	10,356
••••••••	Barclays U.S. 1–3 Year Government
	Float Adjusted Index	0.50	1.38	10,390

– – – –	Short U.S. Government Funds
	Average	1.01	1.68	10,474
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	5.91	6.28	11,845

For a benchmark description, see the Glossary.
Short U.S. Government Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Short-Term Government Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2012
		Since	Final Value
	One	Inception	of a $10,000
	Year	(12/28/2009)	Investment
Short-Term Government Bond Index Fund
Signal Shares	0.40%	1.48%	$10,402
Barclays U.S. 1–3 Year Government Float
Adjusted Index	0.50	1.60	10,434
Spliced Barclays U.S. Aggregate Float
Adjusted Index	5.91	6.95	11,968
"Since Inception" performance is calculated from the Signal Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(8/23/2010)	Investment
Short-Term Government Bond Index Fund
Institutional Shares	0.45%	0.94%	$5,096,002
Barclays U.S. 1–3 Year Government Float
Adjusted Index	0.50	1.02	5,103,800
Barclays U.S. Aggregate Float Adjusted Index	5.91	5.40	5,561,310
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2012
		Since
	One	Inception
	Year	(11/19/2009)
Short-Term Government Bond Index Fund
ETF Shares Market Price	0.38%	3.56%
Short-Term Government Bond Index Fund
ETF Shares Net Asset Value	0.40	3.51
Barclays U.S. 1–3 Year Government Float
Adjusted Index	0.50	3.90
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Short-Term Government Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2012

		Barclays
		1–3 Year
		Gov’t
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	1.69%	1.83%
2011	1.39	1.53
2012	0.40	0.50

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

			Since Inception
	Inception Date	One Year	Income	Capital	Total
Signal Shares	12/28/2009	0.75%	0.62%	0.86%	1.48%
Institutional Shares	8/23/2010	0.76	0.65	0.24	0.89
ETF Shares	11/19/2009
Market Price		0.69			1.25
Net Asset Value		0.75			1.24

Short-Term Government Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.0%)
U.S. Government Securities (84.3%)
United States Treasury Note/Bond	3.125%	8/31/13	2,620	2,696
United States Treasury Note/Bond	0.750%	9/15/13	1,573	1,582
United States Treasury Note/Bond	0.125%	9/30/13	2,450	2,448
United States Treasury Note/Bond	3.125%	9/30/13	2,151	2,218
United States Treasury Note/Bond	0.500%	10/15/13	1,196	1,200
United States Treasury Note/Bond	0.250%	10/31/13	3,955	3,957
United States Treasury Note/Bond	2.750%	10/31/13	8,302	8,545
United States Treasury Note/Bond	0.500%	11/15/13	6,304	6,327
United States Treasury Note/Bond	4.250%	11/15/13	2,118	2,220
United States Treasury Note/Bond	0.250%	11/30/13	1,075	1,076
United States Treasury Note/Bond	2.000%	11/30/13	1,152	1,177
United States Treasury Note/Bond	0.750%	12/15/13	2,774	2,793
United States Treasury Note/Bond	0.125%	12/31/13	2,875	2,872
United States Treasury Note/Bond	1.500%	12/31/13	1,576	1,603
United States Treasury Note/Bond	1.000%	1/15/14	1,581	1,598
United States Treasury Note/Bond	0.250%	1/31/14	5,700	5,703
United States Treasury Note/Bond	1.750%	1/31/14	1,294	1,322
United States Treasury Note/Bond	1.250%	2/15/14	3,086	3,131
United States Treasury Note/Bond	4.000%	2/15/14	2,834	2,989
United States Treasury Note/Bond	1.875%	2/28/14	4,096	4,196
United States Treasury Note/Bond	1.250%	3/15/14	1,503	1,526
United States Treasury Note/Bond	0.250%	3/31/14	5,725	5,727
United States Treasury Note/Bond	1.750%	3/31/14	7,119	7,288
United States Treasury Note/Bond	1.250%	4/15/14	2,766	2,812
United States Treasury Note/Bond	0.250%	4/30/14	3,500	3,502
United States Treasury Note/Bond	1.875%	4/30/14	3,065	3,149
United States Treasury Note/Bond	1.000%	5/15/14	3,100	3,141
United States Treasury Note/Bond	4.750%	5/15/14	4,404	4,741
United States Treasury Note/Bond	0.250%	5/31/14	1,800	1,801
United States Treasury Note/Bond	2.250%	5/31/14	3,892	4,028
United States Treasury Note/Bond	0.750%	6/15/14	4,090	4,128
United States Treasury Note/Bond	0.250%	6/30/14	2,500	2,501
United States Treasury Note/Bond	0.625%	7/15/14	6,390	6,437
United States Treasury Note/Bond	2.625%	7/31/14	560	585
United States Treasury Note/Bond	0.500%	8/15/14	8,425	8,468
United States Treasury Note/Bond	4.250%	8/15/14	2,350	2,533
United States Treasury Note/Bond	0.250%	8/31/14	3,000	3,001

Short-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.375%	8/31/14	3,650	3,805
United States Treasury Note/Bond	0.250%	9/15/14	5,540	5,541
United States Treasury Note/Bond	2.375%	9/30/14	170	178
United States Treasury Note/Bond	0.500%	10/15/14	4,595	4,620
United States Treasury Note/Bond	2.375%	10/31/14	30	31
United States Treasury Note/Bond	0.375%	11/15/14	6,850	6,869
United States Treasury Note/Bond	4.250%	11/15/14	2,745	2,985
United States Treasury Note/Bond	2.125%	11/30/14	2,800	2,917
United States Treasury Note/Bond	0.250%	12/15/14	3,925	3,925
United States Treasury Note/Bond	2.625%	12/31/14	440	464
United States Treasury Note/Bond	0.250%	1/15/15	2,075	2,075
United States Treasury Note/Bond	2.250%	1/31/15	6,785	7,107
United States Treasury Note/Bond	0.250%	2/15/15	10,181	10,178
United States Treasury Note/Bond	4.000%	2/15/15	2,025	2,209
United States Treasury Note/Bond	2.375%	2/28/15	500	526
United States Treasury Note/Bond	0.375%	3/15/15	6,345	6,362
United States Treasury Note/Bond	2.500%	3/31/15	5,645	5,971
United States Treasury Note/Bond	0.375%	4/15/15	450	451
United States Treasury Note/Bond	2.500%	4/30/15	2,135	2,261
United States Treasury Note/Bond	0.250%	5/15/15	3,005	3,004
United States Treasury Note/Bond	4.125%	5/15/15	3,355	3,700
United States Treasury Note/Bond	0.375%	6/15/15	4,775	4,788
United States Treasury Note/Bond	1.875%	6/30/15	1,660	1,734
United States Treasury Note/Bond	0.250%	7/15/15	2,470	2,468
United States Treasury Note/Bond	1.750%	7/31/15	2,080	2,167
United States Treasury Note/Bond	0.250%	8/15/15	3,100	3,096
United States Treasury Note/Bond	4.250%	8/15/15	2,450	2,733
United States Treasury Note/Bond	1.250%	8/31/15	4,750	4,884
				222,070
Agency Bonds and Notes (13.7%)
1 Federal Agricultural Mortgage Corp.	1.250%	12/6/13	45	46
1 Federal Farm Credit Banks	1.125%	2/27/14	100	101
1 Federal Farm Credit Banks	2.625%	4/17/14	550	571
1 Federal Farm Credit Banks	1.625%	11/19/14	50	51
1 Federal Farm Credit Banks	0.500%	6/23/15	200	201
1 Federal Home Loan Banks	4.000%	9/6/13	640	664
1 Federal Home Loan Banks	0.375%	11/27/13	1,600	1,602
1 Federal Home Loan Banks	0.875%	12/27/13	2,510	2,531
1 Federal Home Loan Banks	0.375%	1/29/14	400	401
1 Federal Home Loan Banks	2.500%	6/13/14	100	104
1 Federal Home Loan Banks	5.500%	8/13/14	770	848
1 Federal Home Loan Banks	4.500%	11/14/14	100	109
1 Federal Home Loan Banks	2.750%	12/12/14	675	712
1 Federal Home Loan Banks	0.500%	11/20/15	1,000	1,003
2 Federal Home Loan Mortgage Corp.	0.375%	10/30/13	2,100	2,103
2 Federal Home Loan Mortgage Corp.	0.375%	11/27/13	500	501
2 Federal Home Loan Mortgage Corp.	2.500%	1/7/14	265	273
2 Federal Home Loan Mortgage Corp.	4.500%	1/15/14	690	730
2 Federal Home Loan Mortgage Corp.	1.375%	2/25/14	1,090	1,108
2 Federal Home Loan Mortgage Corp.	2.500%	4/23/14	190	197
2 Federal Home Loan Mortgage Corp.	0.375%	4/28/14	1,000	1,001
2 Federal Home Loan Mortgage Corp.	3.000%	7/28/14	285	300
2 Federal Home Loan Mortgage Corp.	1.000%	7/30/14	325	330
2 Federal Home Loan Mortgage Corp.	1.000%	8/20/14	615	623
2 Federal Home Loan Mortgage Corp.	1.000%	8/27/14	980	994

Short-Term Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Federal Home Loan Mortgage Corp.	0.500%	9/19/14	475	477
2	Federal Home Loan Mortgage Corp.	0.750%	11/25/14	500	505
2	Federal Home Loan Mortgage Corp.	0.625%	12/29/14	1,150	1,158
2	Federal Home Loan Mortgage Corp.	4.500%	1/15/15	50	55
2	Federal Home Loan Mortgage Corp.	2.875%	2/9/15	675	717
2	Federal Home Loan Mortgage Corp.	0.500%	4/17/15	1,000	1,004
2	Federal Home Loan Mortgage Corp.	4.375%	7/17/15	500	557
2	Federal National Mortgage Assn.	2.875%	12/11/13	880	909
2	Federal National Mortgage Assn.	0.750%	12/18/13	2,550	2,567
2	Federal National Mortgage Assn.	1.250%	2/27/14	1,415	1,436
2	Federal National Mortgage Assn.	2.750%	3/13/14	495	514
2	Federal National Mortgage Assn.	1.125%	6/27/14	475	482
2	Federal National Mortgage Assn.	0.875%	8/28/14	1,590	1,608
2	Federal National Mortgage Assn.	0.625%	10/30/14	1,595	1,606
2	Federal National Mortgage Assn.	2.625%	11/20/14	525	552
2	Federal National Mortgage Assn.	0.750%	12/19/14	500	505
2	Federal National Mortgage Assn.	0.375%	3/16/15	1,100	1,102
2	Federal National Mortgage Assn.	5.000%	4/15/15	500	561
2	Federal National Mortgage Assn.	0.500%	5/27/15	600	602
2	Federal National Mortgage Assn.	0.500%	7/2/15	1,425	1,431
2	Federal National Mortgage Assn.	0.500%	9/28/15	500	501
	Private Export Funding Corp.	3.050%	10/15/14	175	185
					36,138
Total U.S. Government and Agency Obligations (Cost $257,318)					258,208

				Shares
Temporary Cash Investment (2.1%)
Money Market Fund (2.1%)
3	Vanguard Market Liquidity Fund (Cost $5,652)	0.158%		5,652,145	5,652
Total Investments (100.1%) (Cost $262,970)					263,860
Other Assets and Liabilities (-0.1%)
Other Assets					14,924
Liabilities					(15,251)
					(327)
Net Assets (100%)					263,533

Short-Term Government Bond Index Fund

Market
Value
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	258,208
Affiliated Vanguard Funds	5,652
Total Investments in Securities	263,860
Receivables for Investment Securities Sold	13,899
Other Assets	1,025
Total Assets	278,784
Liabilities
Payables for Investment Securities Purchased	14,870
Other Liabilities	381
Total Liabilities	15,251
Net Assets	263,533

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	262,177
Undistributed Net Investment Income	1
Accumulated Net Realized Gains	465
Unrealized Appreciation (Depreciation)	890
Net Assets	263,533

Signal Shares—Net Assets
Applicable to 1,809,864 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	36,823
Net Asset Value Per Share—Signal Shares	$20.35

Institutional Shares—Net Assets
Applicable to 1,711,645 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	43,763
Net Asset Value Per Share—Institutional Shares	$25.57

ETF Shares—Net Assets
Applicable to 3,000,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	182,947
Net Asset Value Per Share—ETF Shares	$60.98

See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Interest[1]	1,275
Total Income	1,275
Expenses
The Vanguard Group—Note B
Investment Advisory Services	11
Management and Administrative—Signal Shares	18
Management and Administrative—Institutional Shares	22
Management and Administrative—ETF Shares	105
Marketing and Distribution—Signal Shares	5
Marketing and Distribution—Institutional Shares	1
Marketing and Distribution—ETF Shares	47
Custodian Fees	2
Auditing Fees	41
Shareholders’ Reports—Signal Shares	—
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	10
Total Expenses	262
Net Investment Income	1,013
Realized Net Gain (Loss) on Investment Securities Sold	665
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(705)
Net Increase (Decrease) in Net Assets Resulting from Operations	973
1 Interest income from an affiliated company of the fund was $4,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,013	927
Realized Net Gain (Loss)	665	360
Change in Unrealized Appreciation (Depreciation)	(705)	887
Net Increase (Decrease) in Net Assets Resulting from Operations	973	2,174
Distributions
Net Investment Income
Signal Shares	(98)	(72)
Institutional Shares	(160)	(127)
ETF Shares	(745)	(737)
Realized Capital Gain[1]
Signal Shares	(22)	(5)
Institutional Shares	(57)	(4)
ETF Shares	(294)	(41)
Total Distributions	(1,376)	(986)
Capital Share Transactions
Signal Shares	26,194	4,982
Institutional Shares	10,460	25,172
ETF Shares	33,558	69,867
Net Increase (Decrease) from Capital Share Transactions	70,212	100,021
Total Increase (Decrease)	69,809	101,209
Net Assets
Beginning of Period	193,724	92,515
End of Period[2]	263,533	193,724
1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $178,000 and $50,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,000 and ($9,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Financial Highlights

Signal Shares
			Dec. 28,
	Year Ended		2009[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010
Net Asset Value, Beginning of Period	$20.39	$20.25	$19.92
Investment Operations
Net Investment Income	.089	.134	.101
Net Realized and Unrealized Gain (Loss) on Investments	(.007)	.149	.329
Total from Investment Operations	.082	.283	.430
Distributions
Dividends from Net Investment Income	(.087)	(.135)	(.100)
Distributions from Realized Capital Gains	(.035)	(.008)	—
Total Distributions	(.122)	(.143)	(.100)
Net Asset Value, End of Period	$20.35	$20.39	$20.25

Total Return[2]	0.40%	1.40%	2.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$37	$11	$6
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.15%[3]
Ratio of Net Investment Income to Average Net Assets	0.44%	0.66%	0.84%[3]
Portfolio Turnover Rate[4]	72%	69%	69%

1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Financial Highlights

Institutional Shares
			Aug. 23,
	Year Ended		2010[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010
Net Asset Value, Beginning of Period	$25.62	$25.45	$25.46
Investment Operations
Net Investment Income	.121	.183	.005
Net Realized and Unrealized Gain (Loss) on Investments	(.007)	.180	.003
Total from Investment Operations	.114	.363	.008
Distributions
Dividends from Net Investment Income	(.120)	(.183)	(.018)
Distributions from Realized Capital Gains	(.044)	(.010)	—
Total Distributions	(.164)	(.193)	(.018)
Net Asset Value, End of Period	$25.57	$25.62	$25.45

Total Return[2]	0.45%	1.43%	0.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$44	$33	$8
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.09%[3]
Ratio of Net Investment Income to Average Net Assets	0.47%	0.71%	0.90%[3]
Portfolio Turnover Rate[4]	72%	69%	69%

1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Financial Highlights

ETF Shares
			Nov. 19,
	Year Ended		2009[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010
Net Asset Value, Beginning of Period	$61.11	$60.70	$60.04
Investment Operations
Net Investment Income	.270	.405	.349
Net Realized and Unrealized Gain (Loss) on Investments	(.028)	.434	.660
Total from Investment Operations	.242	.839	1.009
Distributions
Dividends from Net Investment Income	(.267)	(.405)	(.349)
Distributions from Realized Capital Gains	(.105)	(.024)	—
Total Distributions	(.372)	(.429)	(.349)
Net Asset Value, End of Period	$60.98	$61.11	$60.70

Total Return	0.40%	1.39%	1.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$183	$150	$79
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	0.44%	0.66%	0.84%[2]
Portfolio Turnover Rate[3]	72%	69%	69%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Signal Shares, Institutional Shares, and ETF Shares. Signal Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees, if any, assessed on purchases of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $38,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Short-Term Government Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	258,208	—
Temporary Cash Investments	5,652	—	—
Total	5,652	258,208	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $66,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $42,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2012, the fund had short-term and long-term capital gains of $151,000 and $316,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At August 31, 2012, the cost of investment securities for tax purposes was $262,972,000. Net unrealized appreciation of investment securities for tax purposes was $888,000, consisting of unrealized gains of $892,000 on securities that had risen in value since their purchase and $4,000 in unrealized losses on securities that had fallen in value since their purchase.

Short-Term Government Bond Index Fund

E. During the year ended August 31, 2012, the fund purchased $242,922,000 of investment securities and sold $173,915,000 of investment securities, other than temporary cash investments. Purchases and sales include $45,398,000 and $12,093,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Signal Shares
Issued[1]	42,585	2,095	11,614	574
Issued in Lieu of Cash Distributions	118	6	77	4
Redeemed	(16,509)	(812)	(6,709)	(333)
Net Increase (Decrease)—Signal Shares	26,194	1,289	4,982	245
Institutional Shares
Issued[1]	10,243	400	25,041	983
Issued in Lieu of Cash Distributions	217	9	131	5
Redeemed	—	—	—	—
Net Increase (Decrease) —Institutional Shares	10,460	409	25,172	988
ETF Shares
Issued[1]	45,749	750	78,970	1,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(12,191)	(200)	(9,103)	(150)
Net Increase (Decrease) —ETF Shares	33,558	550	69,867	1,150
1 Includes purchase fees for fiscal 2012 and 2011 of $8,000 and $0, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Intermediate-Term Government Bond Index Fund

Fund Profile
As of August 31, 2012

Share-Class Characteristics

	Signal	Institutional	ETF
	Shares	Shares	Shares
Ticker Symbol	VSIGX	VIIGX	VGIT
Expense Ratio[1]	0.13%	0.09%	0.14%
30-Day SEC Yield	0.75%	0.78%	0.76%

Financial Attributes

		Barclays
		3–10 Year
		Gov’t	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index
Number of Bonds	162	439	7,922
Yield to Maturity
(before expenses)	0.8%	0.8%	1.7%
Average Coupon	2.8%	2.5%	3.7%
Average Duration	5.2 years	5.2 years	5.2 years
Average Maturity	5.6 years	5.6 years	7.1 years
Short-Term
Reserves	1.0%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Maturity (% of portfolio)
Under 1 Year	1.1%
3 - 5 Years	48.1
5 - 10 Years	50.8

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 29, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.12% for Signal Shares, 0.09% for Institutional Shares, and 0.12% for ETF
Shares.

Intermediate-Term Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012
			Since	Final Value
		One	Inception	of a $10,000
		Year	(11/19/2009)	Investment
	Intermediate-Term Government Bond
	Index Fund ETF Shares Net Asset
	Value	4.50%	6.28%	$11,846
	Intermediate-Term Government Bond
	Index Fund ETF Shares Market Price	4.39	6.29	11,850
••••••••	Barclays U.S. 3–10 Year Government
	Float Adjusted Index	4.51	6.40	11,884

– – – –	Intermediate U.S. Government Funds
	Average	4.14	4.94	11,436
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	5.91	6.28	11,845

For a benchmark description, see the Glossary.
Intermediate U.S. Government Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Government Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2012
		Since	Final Value
	One	Inception	of a $10,000
	Year	(8/4/2010)	Investment
Intermediate-Term Government Bond Index
Fund Signal Shares	4.47%	5.70%	$11,220
Barclays U.S. 3–10 Year Government Float
Adjusted Index	4.51	5.82	11,244
Barclays U.S. Aggregate Float Adjusted Index	5.91	5.80	11,241
"Since Inception" performance is calculated from the Signal Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(3/19/2010)	Investment
Intermediate-Term Government Bond Index
Fund Institutional Shares	4.52%	7.20%	$5,930,174
Barclays U.S. 3–10 Year Government Float
Adjusted Index	4.51	7.30	5,943,537
Barclays U.S. Aggregate Float Adjusted Index	5.91	6.62	5,851,831
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2012

		Since
	One	Inception
	Year	(11/19/2009)
Intermediate-Term Government Bond Index
Fund ETF Shares Market Price	4.39%	18.50%
Intermediate-Term Government Bond Index
Fund ETF Shares Net Asset Value	4.50	18.46
Barclays U.S. 3–10 Year Government Float
Adjusted Index	4.51	18.84
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

29

Intermediate-Term Government Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2012

		Barclays
		3–10 Year
		Gov’t
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	7.65%	7.76%
2011	5.30	5.53
2012	4.50	4.51

Average Annual Total Returns: Periods Ended June 30, 2012

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Signal Shares	8/4/2010	8.47%	2.02%	3.67%	5.69%
Institutional Shares	3/19/2010	8.53	2.16	5.16	7.32
ETF Shares	11/19/2009
Market Price		8.49			6.34
Net Asset Value		8.49			6.32

Intermediate-Term Government Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.4%)
U.S. Government Securities (90.3%)
United States Treasury Note/Bond	1.750%	7/31/15	35	36
United States Treasury Note/Bond	1.250%	9/30/15	1,724	1,773
United States Treasury Note/Bond	1.250%	10/31/15	2,017	2,076
United States Treasury Note/Bond	4.500%	11/15/15	1,958	2,217
United States Treasury Note/Bond	9.875%	11/15/15	158	206
United States Treasury Note/Bond	1.375%	11/30/15	4,554	4,707
United States Treasury Note/Bond	2.125%	12/31/15	2,294	2,429
United States Treasury Note/Bond	2.000%	1/31/16	3,838	4,052
United States Treasury Note/Bond	4.500%	2/15/16	1,085	1,239
United States Treasury Note/Bond	9.250%	2/15/16	266	347
United States Treasury Note/Bond	2.125%	2/29/16	1,190	1,263
United States Treasury Note/Bond	2.625%	2/29/16	736	794
United States Treasury Note/Bond	2.250%	3/31/16	2,678	2,857
United States Treasury Note/Bond	2.375%	3/31/16	1,952	2,090
United States Treasury Note/Bond	2.000%	4/30/16	2,240	2,371
United States Treasury Note/Bond	2.625%	4/30/16	1,167	1,262
United States Treasury Note/Bond	5.125%	5/15/16	846	993
United States Treasury Note/Bond	7.250%	5/15/16	473	592
United States Treasury Note/Bond	1.750%	5/31/16	2,686	2,820
United States Treasury Note/Bond	3.250%	5/31/16	387	428
United States Treasury Note/Bond	1.500%	6/30/16	4,150	4,321
United States Treasury Note/Bond	3.250%	6/30/16	1,660	1,839
United States Treasury Note/Bond	1.500%	7/31/16	4,115	4,286
United States Treasury Note/Bond	3.250%	7/31/16	1,252	1,390
United States Treasury Note/Bond	4.875%	8/15/16	172	202
United States Treasury Note/Bond	1.000%	8/31/16	3,415	3,491
United States Treasury Note/Bond	3.000%	8/31/16	4,592	5,060
United States Treasury Note/Bond	1.000%	9/30/16	1,990	2,034
United States Treasury Note/Bond	3.000%	9/30/16	4,415	4,870
United States Treasury Note/Bond	1.000%	10/31/16	675	690
United States Treasury Note/Bond	3.125%	10/31/16	1,357	1,506
United States Treasury Note/Bond	4.625%	11/15/16	1,805	2,116
United States Treasury Note/Bond	7.500%	11/15/16	1,540	1,989
United States Treasury Note/Bond	0.875%	11/30/16	5,130	5,217
United States Treasury Note/Bond	2.750%	11/30/16	1,965	2,153
United States Treasury Note/Bond	0.875%	12/31/16	2,975	3,024
United States Treasury Note/Bond	3.250%	12/31/16	773	864

Intermediate-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	0.875%	1/31/17	582	591
United States Treasury Note/Bond	3.125%	1/31/17	2,365	2,635
United States Treasury Note/Bond	4.625%	2/15/17	2,155	2,546
United States Treasury Note/Bond	0.875%	2/28/17	1,290	1,311
United States Treasury Note/Bond	3.000%	2/28/17	927	1,029
United States Treasury Note/Bond	1.000%	3/31/17	2,000	2,042
United States Treasury Note/Bond	3.250%	3/31/17	3,259	3,660
United States Treasury Note/Bond	0.875%	4/30/17	45	46
United States Treasury Note/Bond	3.125%	4/30/17	3,263	3,650
United States Treasury Note/Bond	4.500%	5/15/17	3,824	4,523
United States Treasury Note/Bond	8.750%	5/15/17	177	244
United States Treasury Note/Bond	0.625%	5/31/17	1,325	1,330
United States Treasury Note/Bond	2.750%	5/31/17	1,024	1,129
United States Treasury Note/Bond	0.750%	6/30/17	2,425	2,446
United States Treasury Note/Bond	2.500%	6/30/17	1,846	2,014
United States Treasury Note/Bond	0.500%	7/31/17	690	687
United States Treasury Note/Bond	2.375%	7/31/17	1,248	1,356
United States Treasury Note/Bond	4.750%	8/15/17	724	871
United States Treasury Note/Bond	8.875%	8/15/17	1,320	1,853
United States Treasury Note/Bond	0.625%	8/31/17	4,300	4,307
United States Treasury Note/Bond	1.875%	8/31/17	1,811	1,924
United States Treasury Note/Bond	1.875%	9/30/17	1,758	1,868
United States Treasury Note/Bond	1.875%	10/31/17	2,330	2,476
United States Treasury Note/Bond	4.250%	11/15/17	2,298	2,720
United States Treasury Note/Bond	2.250%	11/30/17	3,415	3,696
United States Treasury Note/Bond	2.625%	1/31/18	909	1,003
United States Treasury Note/Bond	3.500%	2/15/18	2,886	3,319
United States Treasury Note/Bond	2.750%	2/28/18	2,751	3,055
United States Treasury Note/Bond	2.875%	3/31/18	2,632	2,943
United States Treasury Note/Bond	2.625%	4/30/18	3,057	3,378
United States Treasury Note/Bond	3.875%	5/15/18	1,455	1,711
United States Treasury Note/Bond	9.125%	5/15/18	1,060	1,558
United States Treasury Note/Bond	2.375%	5/31/18	1,702	1,858
United States Treasury Note/Bond	2.375%	6/30/18	2,335	2,549
United States Treasury Note/Bond	2.250%	7/31/18	1,575	1,709
United States Treasury Note/Bond	4.000%	8/15/18	3,480	4,140
United States Treasury Note/Bond	1.500%	8/31/18	2,400	2,498
United States Treasury Note/Bond	1.375%	9/30/18	2,645	2,733
United States Treasury Note/Bond	1.750%	10/31/18	1,365	1,440
United States Treasury Note/Bond	3.750%	11/15/18	3,122	3,676
United States Treasury Note/Bond	9.000%	11/15/18	133	199
United States Treasury Note/Bond	1.375%	11/30/18	695	717
United States Treasury Note/Bond	1.375%	12/31/18	785	809
United States Treasury Note/Bond	1.250%	1/31/19	300	307
United States Treasury Note/Bond	2.750%	2/15/19	2,947	3,292
United States Treasury Note/Bond	8.875%	2/15/19	369	555
United States Treasury Note/Bond	1.375%	2/28/19	200	206
United States Treasury Note/Bond	1.500%	3/31/19	2,340	2,427
United States Treasury Note/Bond	1.250%	4/30/19	1,450	1,479
United States Treasury Note/Bond	3.125%	5/15/19	3,123	3,570
United States Treasury Note/Bond	1.125%	5/31/19	1,100	1,112
United States Treasury Note/Bond	1.000%	6/30/19	1,350	1,352
United States Treasury Note/Bond	0.875%	7/31/19	2,325	2,307
United States Treasury Note/Bond	3.625%	8/15/19	1,433	1,690
United States Treasury Note/Bond	8.125%	8/15/19	2,584	3,837

Intermediate-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	3.375%	11/15/19	3,800	4,422
United States Treasury Note/Bond	3.625%	2/15/20	3,610	4,271
United States Treasury Note/Bond	8.500%	2/15/20	2,395	3,679
United States Treasury Note/Bond	3.500%	5/15/20	4,339	5,100
United States Treasury Note/Bond	2.625%	8/15/20	3,149	3,494
United States Treasury Note/Bond	8.750%	8/15/20	1,110	1,754
United States Treasury Note/Bond	2.625%	11/15/20	4,057	4,498
United States Treasury Note/Bond	3.625%	2/15/21	4,675	5,560
United States Treasury Note/Bond	7.875%	2/15/21	1,216	1,866
United States Treasury Note/Bond	3.125%	5/15/21	3,897	4,479
United States Treasury Note/Bond	8.125%	5/15/21	650	1,018
United States Treasury Note/Bond	2.125%	8/15/21	5,100	5,423
United States Treasury Note/Bond	8.125%	8/15/21	300	473
United States Treasury Note/Bond	2.000%	11/15/21	6,055	6,353
United States Treasury Note/Bond	8.000%	11/15/21	1,200	1,892
United States Treasury Note/Bond	2.000%	2/15/22	4,820	5,044
United States Treasury Note/Bond	1.750%	5/15/22	4,235	4,324
United States Treasury Note/Bond	1.625%	8/15/22	2,000	2,013
				257,650
Agency Bonds and Notes (8.1%)
1 Federal Agricultural Mortgage Corp.	2.125%	9/15/15	50	52
1 Federal Agricultural Mortgage Corp.	2.000%	7/27/16	50	52
1 Federal Farm Credit Banks	1.500%	11/16/15	50	52
1 Federal Farm Credit Banks	1.050%	3/28/16	100	102
1 Federal Farm Credit Banks	4.875%	1/17/17	500	591
1 Federal Home Loan Banks	3.125%	3/11/16	425	463
1 Federal Home Loan Banks	5.375%	5/18/16	1,190	1,402
1 Federal Home Loan Banks	4.750%	12/16/16	870	1,024
1 Federal Home Loan Banks	1.000%	6/21/17	225	228
1 Federal Home Loan Banks	4.125%	3/13/20	700	836
1 Federal Home Loan Banks	5.625%	6/11/21	400	527
2 Federal Home Loan Mortgage Corp.	1.750%	9/10/15	1,725	1,795
2 Federal Home Loan Mortgage Corp.	2.500%	5/27/16	1,035	1,110
2 Federal Home Loan Mortgage Corp.	5.500%	7/18/16	250	297
2 Federal Home Loan Mortgage Corp.	2.000%	8/25/16	525	554
2 Federal Home Loan Mortgage Corp.	5.000%	2/16/17	100	119
2 Federal Home Loan Mortgage Corp.	1.000%	3/8/17	600	608
2 Federal Home Loan Mortgage Corp.	5.000%	4/18/17	200	239
2 Federal Home Loan Mortgage Corp.	1.250%	5/12/17	600	615
2 Federal Home Loan Mortgage Corp.	1.000%	6/29/17	375	379
2 Federal Home Loan Mortgage Corp.	1.000%	7/28/17	560	566
2 Federal Home Loan Mortgage Corp.	1.000%	9/29/17	400	404
2 Federal Home Loan Mortgage Corp.	5.125%	11/17/17	225	274
2 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	890	1,036
2 Federal Home Loan Mortgage Corp.	1.750%	5/30/19	400	414
2 Federal Home Loan Mortgage Corp.	1.250%	8/1/19	450	450
2 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	450	473
2 Federal National Mortgage Assn.	0.500%	9/28/15	500	502
2 Federal National Mortgage Assn.	4.375%	10/15/15	175	196
2 Federal National Mortgage Assn.	1.625%	10/26/15	75	78
2 Federal National Mortgage Assn.	5.000%	3/15/16	25	29
2 Federal National Mortgage Assn.	2.375%	4/11/16	100	107
2 Federal National Mortgage Assn.	1.250%	9/28/16	50	51
2 Federal National Mortgage Assn.	1.375%	11/15/16	695	717
2 Federal National Mortgage Assn.	1.250%	1/30/17	200	205

Intermediate-Term Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Federal National Mortgage Assn.	5.000%	2/13/17	380	452
2	Federal National Mortgage Assn.	1.125%	4/27/17	1,600	1,632
2	Federal National Mortgage Assn.	5.000%	5/11/17	530	635
2	Federal National Mortgage Assn.	5.375%	6/12/17	1,160	1,412
2	Federal National Mortgage Assn.	0.875%	8/28/17	350	352
2	Federal National Mortgage Assn.	0.000%	10/9/19	450	391
1	Financing Corp.	10.700%	10/6/17	122	180
1	Financing Corp.	9.800%	4/6/18	200	291
1	Financing Corp.	10.350%	8/3/18	250	377
1	Financing Corp.	9.700%	4/5/19	50	76
	Private Export Funding Corp.	1.375%	2/15/17	250	257
	Private Export Funding Corp.	2.250%	12/15/17	25	27
	Private Export Funding Corp.	1.450%	8/15/19	75	76
1	Tennessee Valley Authority	5.500%	7/18/17	125	153
1	Tennessee Valley Authority	3.875%	2/15/21	75	88
1	Tennessee Valley Authority	1.875%	8/15/22	125	125
					23,071
Total U.S. Government and Agency Obligations (Cost $267,450)					280,721

				Shares
Temporary Cash Investment (1.0%)
Money Market Fund (1.0%)
3	Vanguard Market Liquidity Fund (Cost $2,790)	0.158%		2,790,229	2,790
Total Investments (99.4%) (Cost $270,240)					283,511
Other Assets and Liabilities (0.6%)
Other Assets					9,723
Liabilities					(7,981)
					1,742
Net Assets (100%)					285,253

Intermediate-Term Government Bond Index Fund

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	269,532
Undistributed Net Investment Income	3
Accumulated Net Realized Gains	2,447
Unrealized Appreciation (Depreciation)	13,271
Net Assets	285,253

Signal Shares—Net Assets
Applicable to 1,537,541 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	34,595
Net Asset Value Per Share—Signal Shares	$22.50

Institutional Shares—Net Assets
Applicable to 4,209,966 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	117,495
Net Asset Value Per Share—Institutional Shares	$27.91

ETF Shares—Net Assets
Applicable to 2,000,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	133,163
Net Asset Value Per Share—ETF Shares	$66.58

See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Interest[1]	4,367
Total Income	4,367
Expenses
The Vanguard Group—Note B
Investment Advisory Services	12
Management and Administrative—Signal Shares	16
Management and Administrative—Institutional Shares	49
Management and Administrative—ETF Shares	65
Marketing and Distribution—Signal Shares	1
Marketing and Distribution—Institutional Shares	36
Marketing and Distribution—ETF Shares	24
Custodian Fees	3
Auditing Fees	41
Shareholders’ Reports—Signal Shares	—
Shareholders’ Reports—Institutional Shares	1
Shareholders’ Reports—ETF Shares	6
Total Expenses	254
Net Investment Income	4,113
Realized Net Gain (Loss) on Investment Securities Sold	3,051
Change in Unrealized Appreciation (Depreciation) of Investment Securities	3,779
Net Increase (Decrease) in Net Assets Resulting from Operations	10,943
1 Interest income from an affiliated company of the fund was $3,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,113	2,799
Realized Net Gain (Loss)	3,051	994
Change in Unrealized Appreciation (Depreciation)	3,779	5,068
Net Increase (Decrease) in Net Assets Resulting from Operations	10,943	8,861
Distributions
Net Investment Income
Signal Shares	(288)	(73)
Institutional Shares	(2,183)	(1,914)
ETF Shares	(1,633)	(819)
Realized Capital Gain[1]
Signal Shares	(22)	(22)
Institutional Shares	(215)	(814)
ETF Shares	(155)	(308)
Total Distributions	(4,496)	(3,950)
Capital Share Transactions
Signal Shares	25,741	4,662
Institutional Shares	(3,558)	41,161
ETF Shares	75,411	15,628
Net Increase (Decrease) from Capital Share Transactions	97,594	61,451
Total Increase (Decrease)	104,041	66,362
Net Assets
Beginning of Period	181,212	114,850
End of Period[2]	285,253	181,212

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $178,000 and $1,144,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,000 and ($6,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Financial Highlights

Signal Shares
			Aug. 4,
	Year Ended		2010[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010
Net Asset Value, Beginning of Period	$21.94	$21.49	$21.11
Investment Operations
Net Investment Income	.369	.441	.033
Net Realized and Unrealized Gain (Loss) on Investments	.602	.658	.385
Total from Investment Operations	.971	1.099	.418
Distributions
Dividends from Net Investment Income	(.369)	(.441)	(.038)
Distributions from Realized Capital Gains	(.042)	(.208)	—
Total Distributions	(.411)	(.649)	(.038)
Net Asset Value, End of Period	$22.50	$21.94	$21.49

Total Return[2]	4.47%	5.31%	1.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$35	$8	$3
Ratio of Total Expenses to Average Net Assets	0.12%	0.13%	0.15%[3]
Ratio of Net Investment Income to Average Net Assets	1.67%	2.10%	2.29%[3]
Portfolio Turnover Rate[4]	51%	41%	106%

1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Financial Highlights

Institutional Shares
			March 19,
	Year Ended		2010[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010
Net Asset Value, Beginning of Period	$27.21	$26.65	$25.01
Investment Operations
Net Investment Income	.466	.557	.239
Net Realized and Unrealized Gain (Loss) on Investments	.752	.819	1.674
Total from Investment Operations	1.218	1.376	1.913
Distributions
Dividends from Net Investment Income	(.465)	(.558)	(.273)
Distributions from Realized Capital Gains	(.053)	(.258)	—
Total Distributions	(.518)	(.816)	(.273)
Net Asset Value, End of Period	$27.91	$27.21	$26.65

Total Return[2]	4.52%	5.36%	7.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$117	$118	$73
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.09%[3]
Ratio of Net Investment Income to Average Net Assets	1.70%	2.14%	2.35%[3]
Portfolio Turnover Rate[4]	51%	41%	106%

1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Financial Highlights

ETF Shares
			Nov. 19,
	Year Ended		2009[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010
Net Asset Value, Beginning of Period	$64.91	$63.58	$60.00
Investment Operations
Net Investment Income	1.097	1.301	.961
Net Realized and Unrealized Gain (Loss) on Investments	1.791	1.949	3.579
Total from Investment Operations	2.888	3.250	4.540
Distributions
Dividends from Net Investment Income	(1.094)	(1.304)	(.960)
Distributions from Realized Capital Gains	(.124)	(.616)	—
Total Distributions	(1.218)	(1.920)	(.960)
Net Asset Value, End of Period	$66.58	$64.91	$63.58

Total Return	4.50%	5.30%	7.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$133	$55	$38
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	1.67%	2.09%	2.29%[2]
Portfolio Turnover Rate[3]	51%	41%	106%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Signal Shares, Institutional Shares, and ETF Shares. Signal Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees, if any, assessed on purchases of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $41,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Intermediate-Term Government Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	280,721	—
Temporary Cash Investments	2,790	—	—
Total	2,790	280,721	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $225,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $221,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2012, the fund had short-term and long-term capital gains of $759,000 and $1,692,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At August 31, 2012, the cost of investment securities for tax purposes was $270,243,000. Net unrealized appreciation of investment securities for tax purposes was $13,268,000, consisting of unrealized gains of $13,272,000 on securities that had risen in value since their purchase and $4,000 in unrealized losses on securities that had fallen in value since their purchase.

Intermediate-Term Government Bond Index Fund

E. During the year ended August 31, 2012, the fund purchased $223,099,000 of investment securities and sold $124,830,000 of investment securities, other than temporary cash investments. Purchases and sales include $77,891,000 and $3,265,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Signal Shares
Issued[1]	31,176	1,401	6,111	289
Issued in Lieu of Cash Distributions	306	14	96	5
Redeemed	(5,741)	(258)	(1,545)	(71)
Net Increase (Decrease)—Signal Shares	25,741	1,157	4,662	223
Institutional Shares
Issued[1]	34,026	1,236	41,367	1,583
Issued in Lieu of Cash Distributions	1,731	63	1,676	65
Redeemed	(39,315)	(1,415)	(1,882)	(73)
Net Increase (Decrease) —Institutional Shares	(3,558)	(116)	41,161	1,575
ETF Shares
Issued[1]	78,722	1,200	28,247	450
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(3,311)	(50)	(12,619)	(200)
Net Increase (Decrease)—ETF Shares	75,411	1,150	15,628	250
1 Includes purchase fees for fiscal 2012 and 2011 of $10,000 and $0, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Long-Term Government Bond Index Fund

Fund Profile
As of August 31, 2012

Share-Class Characteristics

	Signal Institutional		ETF
	Shares	Shares	Shares
Ticker Symbol	VLGSX	VLGIX	VGLT
Expense Ratio[1]	0.14%	0.09%	0.14%
30-Day SEC Yield	2.39%	2.41%	2.39%

Financial Attributes

		Barclays
		Long Gov	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index
Number of Bonds	60	86	7,922
Yield to Maturity
(before expenses)	2.4%	2.5%	1.7%
Average Coupon	4.6%	4.5%	3.7%
Average Duration	16.6 years 16.6 years		5.2 years
Average Maturity	24.2 years 24.1 years		7.1 years
Short-Term
Reserves	1.2%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Maturity (% of portfolio)

Under 1 Year	0.1%
10 - 20 Years	28.5
20 - 30 Years	70.9
Over 30 Years	0.5

Distribution by Credit Quality (% of portfolio)

U.S. Government 100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus
Average Maturity		Short	Med.	Long
Credit Quality	Treasury/
Agency
Investment-Grade
Corporate
Below
Investment-Grade

1 The expense ratios shown are from the prospectus dated December 29, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.12% for Signal Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares.

Long-Term Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012
			Since	Final Value
		One	Inception	of a $10,000
		Year	(11/19/2009)	Investment
	Long-Term Government Bond Index
	Fund ETF Shares Net Asset Value	19.06%	14.22%	$14,476
	Long-Term Government Bond Index
	Fund ETF Shares Market Price	19.05	14.24	14,481
••••••••	Barclays U.S. Long Government Float
	Adjusted Index	18.68	14.25	14,485

– – – –	General U.S. Government Funds
	Average	5.44	6.09	11,786
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	5.91	6.28	11,845

For a benchmark description, see the Glossary.
General U.S. Government Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Long-Term Government Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2012
		Since	Final Value
	One	Inception	of a $10,000
	Year	(3/1/2010)	Investment
Long-Term Government Bond Index Fund
Signal Shares	19.05%	16.56%	$14,672
Barclays U.S. Long Government Float
Adjusted Index	18.68	16.57	14,676
Barclays U.S. Aggregate Float Adjusted Index	5.91	6.60	11,733

"Since Inception" performance is calculated from the Signal Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(7/30/2010)	Investment
Long-Term Government Bond Index Fund
Institutional Shares	19.13%	14.76%	$6,665,215
Barclays U.S. Long Government Float
Adjusted Index	18.68	14.64	6,650,751
Barclays U.S. Aggregate Float Adjusted Index	5.91	5.72	5,615,651

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2012

		Since
	One	Inception
	Year	(11/19/2009)
Long-Term Government Bond Index Fund
ETF Shares Market Price	19.05%	44.81%
Long-Term Government Bond Index Fund
ETF Shares Net Asset Value	19.06	44.76
Barclays U.S. Long Government Float
Adjusted Index	18.68	44.85

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Long-Term Government Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2012

		Barclays
		Long Gov
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	16.21%	16.12%
2011	4.63	5.11
2012	19.06	18.68

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Signal Shares	3/1/2010	31.57%	3.93%	12.82%	16.75%
Institutional Shares	7/30/2010	31.65	3.86	10.97	14.83
ETF Shares	11/19/2009
Market Price		31.53			14.23
Net Asset Value		31.57			14.24

Long-Term Government Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.3%)
U.S. Government Securities (92.7%)
United States Treasury Note/Bond	7.625%	11/15/22	885	1,399
United States Treasury Note/Bond	7.125%	2/15/23	1,769	2,723
United States Treasury Note/Bond	6.250%	8/15/23	3,756	5,500
United States Treasury Note/Bond	7.500%	11/15/24	755	1,231
United States Treasury Note/Bond	7.625%	2/15/25	595	982
United States Treasury Note/Bond	6.875%	8/15/25	858	1,353
United States Treasury Note/Bond	6.000%	2/15/26	846	1,254
United States Treasury Note/Bond	6.750%	8/15/26	475	753
United States Treasury Note/Bond	6.500%	11/15/26	949	1,479
United States Treasury Note/Bond	6.625%	2/15/27	158	250
United States Treasury Note/Bond	6.375%	8/15/27	548	854
United States Treasury Note/Bond	6.125%	11/15/27	2,900	4,433
United States Treasury Note/Bond	5.500%	8/15/28	2,413	3,513
United States Treasury Note/Bond	5.250%	11/15/28	1,204	1,715
United States Treasury Note/Bond	5.250%	2/15/29	1,770	2,526
United States Treasury Note/Bond	6.125%	8/15/29	2,349	3,670
United States Treasury Note/Bond	6.250%	5/15/30	932	1,488
United States Treasury Note/Bond	5.375%	2/15/31	2,255	3,327
United States Treasury Note/Bond	4.500%	2/15/36	1,125	1,538
United States Treasury Note/Bond	4.750%	2/15/37	2,000	2,839
United States Treasury Note/Bond	5.000%	5/15/37	1,896	2,785
United States Treasury Note/Bond	4.375%	2/15/38	3,424	4,628
United States Treasury Note/Bond	4.500%	5/15/38	1,561	2,151
United States Treasury Note/Bond	3.500%	2/15/39	3,360	3,969
United States Treasury Note/Bond	4.250%	5/15/39	3,897	5,191
United States Treasury Note/Bond	4.500%	8/15/39	3,295	4,559
United States Treasury Note/Bond	4.375%	11/15/39	4,082	5,547
United States Treasury Note/Bond	4.625%	2/15/40	5,092	7,185
United States Treasury Note/Bond	4.375%	5/15/40	7,513	10,221
United States Treasury Note/Bond	3.875%	8/15/40	4,828	6,071
United States Treasury Note/Bond	4.250%	11/15/40	6,387	8,532
United States Treasury Note/Bond	4.750%	2/15/41	4,623	6,663
United States Treasury Note/Bond	4.375%	5/15/41	8,744	11,918
United States Treasury Note/Bond	3.750%	8/15/41	5,660	6,970
United States Treasury Note/Bond	3.125%	11/15/41	5,380	5,910
United States Treasury Note/Bond	3.125%	2/15/42	6,890	7,562

Long-Term Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	3.000%	5/15/42	7,210	7,718
	United States Treasury Note/Bond	2.750%	8/15/42	1,400	1,422
					151,829
Agency Bonds and Notes (6.6%)
1	Federal Home Loan Banks	5.500%	7/15/36	555	777
2	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	570	882
2	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	495	781
2	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	685	1,047
2	Federal National Mortgage Assn.	6.250%	5/15/29	100	147
2	Federal National Mortgage Assn.	7.125%	1/15/30	705	1,132
2	Federal National Mortgage Assn.	7.250%	5/15/30	635	1,036
2	Federal National Mortgage Assn.	6.625%	11/15/30	630	978
2	Federal National Mortgage Assn.	5.625%	7/15/37	275	404
	Israel Government AID Bond	5.500%	9/18/23	125	166
	Israel Government AID Bond	5.500%	4/26/24	525	692
	Private Export Funding Corp.	2.450%	7/15/24	125	128
1	Tennessee Valley Authority	6.750%	11/1/25	180	266
1	Tennessee Valley Authority	7.125%	5/1/30	450	709
1	Tennessee Valley Authority	4.650%	6/15/35	225	274
1	Tennessee Valley Authority	5.880%	4/1/36	50	71
1	Tennessee Valley Authority	5.500%	6/15/38	150	204
1	Tennessee Valley Authority	5.250%	9/15/39	207	276
1	Tennessee Valley Authority	4.875%	1/15/48	120	152
1	Tennessee Valley Authority	5.375%	4/1/56	340	475
1	Tennessee Valley Authority	4.625%	9/15/60	150	186
					10,783
Total U.S. Government and Agency Obligations (Cost $143,394)					162,612

				Shares
Temporary Cash Investment (1.2%)
Money Market Fund (1.2%)
3	Vanguard Market Liquidity Fund (Cost $1,892)	0.158%		1,891,685	1,892
Total Investments (100.5%) (Cost $145,286)					164,504
Other Assets and Liabilities (-0.5%)
Other Assets					2,820
Liabilities					(3,606)
					(786)
Net Assets (100%)					163,718

Long-Term Government Bond Index Fund

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	144,241
Undistributed Net Investment Income	16
Accumulated Net Realized Gains	243
Unrealized Appreciation (Depreciation)	19,218
Net Assets	163,718

Signal Shares—Net Assets
Applicable to 198,196 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,248
Net Asset Value Per Share—Signal Shares	$26.48

Institutional Shares—Net Assets
Applicable to 2,491,690 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	83,716
Net Asset Value Per Share—Institutional Shares	$33.60

ETF Shares—Net Assets
Applicable to 950,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	74,754
Net Asset Value Per Share—ETF Shares	$78.69

See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Interest[1]	4,290
Total Income	4,290
Expenses
The Vanguard Group—Note B
Investment Advisory Services	6
Management and Administrative—Signal Shares	2
Management and Administrative—Institutional Shares	29
Management and Administrative—ETF Shares	36
Marketing and Distribution—Signal Shares	—
Marketing and Distribution—Institutional Shares	11
Marketing and Distribution—ETF Shares	13
Custodian Fees	2
Auditing Fees	41
Shareholders’ Reports—Signal Shares	—
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	4
Total Expenses	144
Net Investment Income	4,146
Realized Net Gain (Loss) on Investment Securities Sold	7,144
Change in Unrealized Appreciation (Depreciation) of Investment Securities	11,088
Net Increase (Decrease) in Net Assets Resulting from Operations	22,378
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,146	3,152
Realized Net Gain (Loss)	7,144	(3,894)
Change in Unrealized Appreciation (Depreciation)	11,088	2,760
Net Increase (Decrease) in Net Assets Resulting from Operations	22,378	2,018
Distributions
Net Investment Income
Signal Shares	(84)	(41)
Institutional Shares	(2,170)	(1,316)
ETF Shares	(1,875)	(1,798)
Realized Capital Gain[1]
Signal Shares	—	(1)
Institutional Shares	—	(22)
ETF Shares	—	(76)
Total Distributions	(4,129)	(3,254)
Capital Share Transactions
Signal Shares	3,695	22
Institutional Shares	12,630	46,507
ETF Shares	33,114	(37,116)
Net Increase (Decrease) from Capital Share Transactions	49,439	9,413
Total Increase (Decrease)	67,688	8,177
Net Assets
Beginning of Period	96,030	87,853
End of Period[2]	163,718	96,030
1 Includes fiscal 2011 short-term gain distributions totaling $99,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $16,000 and ($1,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Financial Highlights

Signal Shares
			March 1,
	Year Ended		2010[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010
Net Asset Value, Beginning of Period	$22.91	$22.75	$19.66
Investment Operations
Net Investment Income	.746	.780	.364
Net Realized and Unrealized Gain (Loss) on Investments	3.567	.182	3.084
Total from Investment Operations	4.313	.962	3.448
Distributions
Dividends from Net Investment Income	(.743)	(.781)	(.358)
Distributions from Realized Capital Gains	—	(.021)	—
Total Distributions	(.743)	(.802)	(.358)
Net Asset Value, End of Period	$26.48	$22.91	$22.75

Total Return[2]	19.05%	4.66%	17.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5	$1	$1
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.15%[3]
Ratio of Net Investment Income to Average Net Assets	2.99%	3.68%	3.75%[3]
Portfolio Turnover Rate[4]	46%	40%	70%

1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Financial Highlights

Institutional Shares
			July 30,
	Year Ended		2010[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010
Net Asset Value, Beginning of Period	$29.06	$28.87	$27.07
Investment Operations
Net Investment Income	.956	1.003	.070
Net Realized and Unrealized Gain (Loss) on Investments	4.537	.218	1.799
Total from Investment Operations	5.493	1.221	1.869
Distributions
Dividends from Net Investment Income	(.953)	(1.004)	(.069)
Distributions from Realized Capital Gains	—	(.027)	—
Total Distributions	(.953)	(1.031)	(.069)
Net Asset Value, End of Period	$33.60	$29.06	$28.87

Total Return[2]	19.13%	4.67%	6.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$84	$61	$9
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.09%[3]
Ratio of Net Investment Income to Average Net Assets	3.02%	3.73%	3.81%[3]
Portfolio Turnover Rate[4]	46%	40%	70%

1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Financial Highlights

ETF Shares
			Nov. 19,
	Year Ended		2009[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010
Net Asset Value, Beginning of Period	$68.07	$67.61	$59.84
Investment Operations
Net Investment Income	2.213	2.321	1.691
Net Realized and Unrealized Gain (Loss) on Investments	10.611	.526	7.768
Total from Investment Operations	12.824	2.847	9.459
Distributions
Dividends from Net Investment Income	(2.204)	(2.324)	(1.689)
Distributions from Realized Capital Gains	—	(.063)	—
Total Distributions	(2.204)	(2.387)	(1.689)
Net Asset Value, End of Period	$78.69	$68.07	$67.61

Total Return	19.06%	4.63%	16.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$75	$34	$78
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	2.99%	3.68%	3.75%[2]
Portfolio Turnover Rate[3]	46%	40%	70%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Signal Shares, Institutional Shares, and ETF Shares. Signal Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees, if any, assessed on purchases of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $24,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Long-Term Government Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	162,612	—
Temporary Cash Investments	1,892	—	—
Total	1,892	162,612	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $4,805,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $27,000 from accumulated net realized gains to paid-in capital.

The fund used a capital loss carryforward of $3,000 to offset taxable capital gains realized during the year ended August 31, 2012, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at August 31, 2012, the fund had $244,000 of long-term capital gains available for distribution.

At August 31, 2012, the cost of investment securities for tax purposes was $145,286,000. Net unrealized appreciation of investment securities for tax purposes was $19,218,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

Long-Term Government Bond Index Fund

E. During the year ended August 31, 2012, the fund purchased $138,791,000 of investment securities and sold $88,189,000 of investment securities, other than temporary cash investments. Purchases and sales include $58,985,000 and $26,316,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Signal Shares
Issued[1]	4,461	176	159	8
Issued in Lieu of Cash Distributions	84	3	42	2
Redeemed	(850)	(34)	(179)	(9)
Net Increase (Decrease)—Signal Shares	3,695	145	22	1
Institutional Shares
Issued[1]	41,946	1,322	46,497	1,778
Issued in Lieu of Cash Distributions	2,170	68	1,338	51
Redeemed	(31,486)	(989)	(1,328)	(47)
Net Increase (Decrease) —Institutional Shares	12,630	401	46,507	1,782
ETF Shares
Issued[1]	59,782	800	27,524	450
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(26,668)	(350)	(64,640)	(1,100)
Net Increase (Decrease)—ETF Shares	33,114	450	(37,116)	(650)
1 Includes purchase fees for fiscal 2012 and 2011 of $7,000 and $0, respectively (fund totals).

At August 31, 2012, one shareholder was the record or beneficial owner of 39% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Short-Term Corporate Bond Index Fund

Fund Profile
As of August 31, 2012

Share-Class Characteristics

	Signal	Institutional	ETF
	Shares	Shares	Shares
Ticker Symbol	VSCSX	VSTBX	VCSH
Expense Ratio[1]	0.14%	0.09%	0.14%
30-Day SEC Yield	1.52%	1.54%	1.53%

Financial Attributes

		Barclays
		1–5 Year	Barclays
		Corporate	Aggregate
	Fund	Index	FA Index
Number of Bonds	1,202	1,555	7,922
Yield to Maturity
(before expenses)	1.6%	1.6%	1.7%
Average Coupon	4.1%	4.2%	3.7%
Average Duration	2.8 years	2.8 years	5.2 years
Average Maturity	3.0 years	3.0 years	7.1 years
Short-Term
Reserves	0.6%	—	—

Sector Diversification (% of portfolio)
Finance	43.0%
Industrial	50.3
Treasury/Agency	0.1
Utilities	6.5
Other	0.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Maturity (% of portfolio)
Under 1 Year	1.3%
1 - 3 Years	49.3
3 - 5 Years	49.4

Distribution by Credit Quality (% of portfolio)
U.S. Government	0.1%
Aaa	0.9
Aa	11.9
A	52.3
Baa	34.8

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 29, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.12% for Signal Shares, 0.09% for Institutional Shares, and 0.12% for ETF
Shares.

Short-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012
			Since	Final Value
		One	Inception	of a $10,000
		Year	(11/19/2009)	Investment
	Short-Term Corporate Bond Index
	Fund ETF Shares Net Asset Value	4.68%	4.66%	$11,352
	Short-Term Corporate Bond Index
	Fund ETF Shares Market Price	4.49	4.80	11,392
••••••••	Barclays U.S. 1–5 Year Corporate
	Bond Index	4.81	4.99	11,451

– – – –	Short-Intermediate Investment-Grade
	Debt Funds Average	4.11	4.58	11,326
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	5.91	6.28	11,845

For a benchmark description, see the Glossary.
Short-Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

Short-Term Corporate Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2012
		Since	Final Value
	One	Inception	of a $10,000
	Year	(11/18/2010)	Investment
Short-Term Corporate Bond Index Fund
Signal Shares	4.43%	3.76%	$10,681
Barclays U.S. 1–5 Year Corporate Bond Index	4.81	4.12	10,748
Barclays U.S. Aggregate Float Adjusted Index	5.91	6.16	11,127

"Since Inception" performance is calculated from the Signal Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(11/19/2009)	Investment
Short-Term Corporate Bond Index Fund
Institutional Shares	4.44%	4.62%	$5,668,941
Barclays U.S. 1–5 Year Corporate Bond Index	4.81	4.99	5,725,557
Spliced Barclays U.S. Aggregate Float
Adjusted Index	5.91	6.28	5,922,634

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2012

		Since
	One	Inception
	Year	(11/19/2009)
Short-Term Corporate Bond Index FundETF
Shares Market Price	4.49%	13.92%
Short-Term Corporate Bond Index FundETF
Shares Net Asset Value	4.68	13.52
Barclays U.S. 1–5 Year Corporate Bond Index	4.81	14.51

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.

Short-Term Corporate Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2012

		Barclays
		1–5 Year
		Corporate
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	5.34%	5.61%
2011	2.94	3.45
2012	4.68	4.81

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Signal Shares	11/18/2010	3.46%	2.43%	0.86%	3.29%
Fee-Adjusted Returns		3.20			3.13
Institutional Shares	11/19/2009	3.50	2.42	1.96	4.38
Fee-Adjusted Returns		3.24			4.28
ETF Shares	11/19/2009
Market Price		3.49			4.50
Net Asset Value		3.47			4.33

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.

Short-Term Corporate Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (0.5%)
U.S. Government Securities (0.5%)
United States Treasury Note/Bond	4.250%	8/15/13	205	213
United States Treasury Note/Bond	0.625%	8/31/17	20,000	20,031
Total U.S. Government and Agency Obligations (Cost $20,217)				20,244
Corporate Bonds (98.6%)
Finance (42.3%)
Banking (30.6%)
Abbey National Treasury Services plc	2.875%	4/25/14	2,575	2,585
Abbey National Treasury Services plc	4.000%	4/27/16	2,425	2,476
American Express Centurion Bank	5.950%	6/12/17	300	357
American Express Co.	7.250%	5/20/14	1,221	1,355
American Express Co.	5.500%	9/12/16	3,350	3,902
American Express Co.	6.150%	8/28/17	7,050	8,556
1 American Express Co.	6.800%	9/1/66	2,000	2,130
American Express Credit Corp.	5.125%	8/25/14	2,750	2,987
American Express Credit Corp.	1.750%	6/12/15	6,775	6,939
American Express Credit Corp.	2.750%	9/15/15	7,550	7,963
American Express Credit Corp.	2.800%	9/19/16	7,325	7,806
American Express Credit Corp.	2.375%	3/24/17	5,175	5,434
Bancolombia SA	4.250%	1/12/16	1,500	1,564
Bancolombia SA	5.950%	6/3/21	100	111
Bank of America Corp.	7.375%	5/15/14	18,740	20,452
Bank of America Corp.	4.500%	4/1/15	7,900	8,404
Bank of America Corp.	4.750%	8/1/15	1,200	1,286
Bank of America Corp.	7.750%	8/15/15	1,000	1,124
Bank of America Corp.	3.700%	9/1/15	4,550	4,757
Bank of America Corp.	5.250%	12/1/15	4,000	4,226
Bank of America Corp.	3.625%	3/17/16	9,625	10,028
Bank of America Corp.	3.750%	7/12/16	5,000	5,241
Bank of America Corp.	6.500%	8/1/16	8,285	9,453
Bank of America Corp.	5.750%	8/15/16	2,000	2,151
Bank of America Corp.	7.800%	9/15/16	1,250	1,440
Bank of America Corp.	5.625%	10/14/16	6,775	7,526
Bank of America Corp.	5.420%	3/15/17	4,375	4,658
Bank of America Corp.	3.875%	3/22/17	6,400	6,722
Bank of America NA	5.300%	3/15/17	5,825	6,321
Bank of America NA	6.100%	6/15/17	875	977

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of Montreal	1.750%	4/29/14	1,575	1,608
Bank of Montreal	2.500%	1/11/17	5,755	6,101
Bank of New York Mellon Corp.	4.300%	5/15/14	3,313	3,523
Bank of New York Mellon Corp.	1.700%	11/24/14	2,100	2,152
Bank of New York Mellon Corp.	3.100%	1/15/15	1,100	1,163
Bank of New York Mellon Corp.	1.200%	2/20/15	1,950	1,976
Bank of New York Mellon Corp.	4.950%	3/15/15	1,000	1,096
Bank of New York Mellon Corp.	2.950%	6/18/15	2,050	2,178
Bank of New York Mellon Corp.	2.500%	1/15/16	1,325	1,389
Bank of New York Mellon Corp.	2.300%	7/28/16	11,000	11,510
Bank of New York Mellon Corp.	2.400%	1/17/17	1,500	1,571
Bank of New York Mellon Corp.	1.969%	6/20/17	550	569
Bank of Nova Scotia	2.375%	12/17/13	5,250	5,377
Bank of Nova Scotia	1.850%	1/12/15	4,290	4,395
Bank of Nova Scotia	3.400%	1/22/15	8,325	8,860
Bank of Nova Scotia	2.050%	10/7/15	2,875	2,979
Bank of Nova Scotia	2.900%	3/29/16	2,750	2,934
Bank of Nova Scotia	2.550%	1/12/17	2,940	3,108
Barclays Bank plc	5.200%	7/10/14	5,400	5,724
Barclays Bank plc	2.750%	2/23/15	9,050	9,193
Barclays Bank plc	3.900%	4/7/15	3,400	3,561
Barclays Bank plc	5.000%	9/22/16	5,950	6,547
BB&T Corp.	2.050%	4/28/14	6,275	6,405
BB&T Corp.	5.200%	12/23/15	2,990	3,317
BB&T Corp.	3.200%	3/15/16	3,300	3,547
BB&T Corp.	3.950%	4/29/16	2,100	2,305
BB&T Corp.	2.150%	3/22/17	3,075	3,177
BB&T Corp.	4.900%	6/30/17	1,000	1,119
BB&T Corp.	1.600%	8/15/17	1,450	1,473
BBVA US Senior SAU	3.250%	5/16/14	1,925	1,907
Bear Stearns Cos. LLC	5.700%	11/15/14	3,152	3,447
Bear Stearns Cos. LLC	5.300%	10/30/15	2,100	2,341
Bear Stearns Cos. LLC	5.550%	1/22/17	6,300	7,131
BNP Paribas SA	3.250%	3/11/15	7,370	7,642
BNP Paribas SA	3.600%	2/23/16	10,300	10,803
Canadian Imperial Bank of Commerce	1.450%	9/13/13	4,000	4,041
Canadian Imperial Bank of Commerce	2.350%	12/11/15	4,420	4,653
Capital One Financial Corp.	7.375%	5/23/14	8,725	9,633
Capital One Financial Corp.	2.125%	7/15/14	2,840	2,895
Capital One Financial Corp.	2.150%	3/23/15	2,075	2,130
Capital One Financial Corp.	3.150%	7/15/16	3,100	3,284
Capital One Financial Corp.	6.150%	9/1/16	3,500	3,946
Citigroup Inc.	5.500%	4/11/13	7,950	8,167
Citigroup Inc.	6.000%	12/13/13	4,230	4,469
Citigroup Inc.	6.375%	8/12/14	6,300	6,835
Citigroup Inc.	5.000%	9/15/14	9,625	10,079
Citigroup Inc.	5.500%	10/15/14	10,375	11,134
Citigroup Inc.	6.010%	1/15/15	4,600	5,026
Citigroup Inc.	2.650%	3/2/15	5,100	5,201
Citigroup Inc.	4.875%	5/7/15	3,750	3,949
Citigroup Inc.	4.750%	5/19/15	10,860	11,659
Citigroup Inc.	4.700%	5/29/15	3,900	4,151
Citigroup Inc.	4.587%	12/15/15	6,825	7,359
Citigroup Inc.	5.300%	1/7/16	2,450	2,653
Citigroup Inc.	3.953%	6/15/16	4,915	5,185

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Citigroup Inc.	4.450%	1/10/17	5,600	6,018
Citigroup Inc.	5.500%	2/15/17	6,175	6,652
Citigroup Inc.	6.000%	8/15/17	5,200	5,945
Comerica Bank	5.750%	11/21/16	2,225	2,533
Comerica Bank	5.200%	8/22/17	1,675	1,897
Comerica Inc.	4.800%	5/1/15	1,500	1,600
Comerica Inc.	3.000%	9/16/15	725	756
Commonwealth Bank of Australia	1.950%	3/16/15	5,400	5,495
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	1.850%	1/10/14	7,500	7,588
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	2.125%	10/13/15	5,450	5,576
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	5,500	5,819
Countrywide Financial Corp.	6.250%	5/15/16	1,600	1,721
Credit Suisse	2.200%	1/14/14	7,700	7,800
Credit Suisse	5.500%	5/1/14	7,025	7,496
Credit Suisse	3.500%	3/23/15	4,475	4,716
Credit Suisse USA Inc.	4.875%	1/15/15	5,350	5,764
Credit Suisse USA Inc.	5.125%	8/15/15	5,820	6,455
Credit Suisse USA Inc.	5.375%	3/2/16	4,625	5,205
Credit Suisse USA Inc.	5.850%	8/16/16	2,600	2,973
Deutsche Bank AG	3.875%	8/18/14	2,555	2,685
Deutsche Bank AG	3.450%	3/30/15	2,090	2,190
Deutsche Bank AG	3.250%	1/11/16	9,360	9,789
Deutsche Bank Financial LLC	5.375%	3/2/15	2,500	2,636
Fifth Third Bancorp	3.625%	1/25/16	8,350	8,985
Fifth Third Bancorp	5.450%	1/15/17	295	328
First Horizon National Corp.	5.375%	12/15/15	2,025	2,166
First Tennessee Bank NA	5.050%	1/15/15	225	232
First Tennessee Bank NA	5.650%	4/1/16	1,500	1,557
Goldman Sachs Group Inc.	5.250%	10/15/13	10,525	10,988
Goldman Sachs Group Inc.	5.150%	1/15/14	3,650	3,835
Goldman Sachs Group Inc.	6.000%	5/1/14	14,425	15,399
Goldman Sachs Group Inc.	5.000%	10/1/14	2,900	3,077
Goldman Sachs Group Inc.	5.500%	11/15/14	500	538
Goldman Sachs Group Inc.	5.125%	1/15/15	10,700	11,458
Goldman Sachs Group Inc.	3.300%	5/3/15	4,100	4,233
Goldman Sachs Group Inc.	3.700%	8/1/15	11,775	12,322
Goldman Sachs Group Inc.	5.350%	1/15/16	3,525	3,827
Goldman Sachs Group Inc.	3.625%	2/7/16	10,450	10,839
Goldman Sachs Group Inc.	5.750%	10/1/16	2,250	2,524
Goldman Sachs Group Inc.	5.625%	1/15/17	8,000	8,637
HSBC Bank USA NA	4.625%	4/1/14	3,675	3,845
HSBC Bank USA NA	6.000%	8/9/17	325	372
HSBC USA Inc.	2.375%	2/13/15	9,225	9,455
JPMorgan Chase & Co.	2.050%	1/24/14	7,360	7,483
JPMorgan Chase & Co.	4.875%	3/15/14	3,040	3,204
JPMorgan Chase & Co.	4.650%	6/1/14	2,964	3,147
JPMorgan Chase & Co.	5.125%	9/15/14	8,500	9,091
JPMorgan Chase & Co.	3.700%	1/20/15	20,525	21,755
JPMorgan Chase & Co.	4.750%	3/1/15	7,375	7,999
JPMorgan Chase & Co.	1.875%	3/20/15	3,025	3,078
JPMorgan Chase & Co.	5.250%	5/1/15	1,500	1,635
JPMorgan Chase & Co.	5.150%	10/1/15	2,299	2,515

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	2.600%	1/15/16	2,075	2,154
JPMorgan Chase & Co.	3.450%	3/1/16	8,625	9,206
JPMorgan Chase & Co.	3.150%	7/5/16	12,475	13,209
JPMorgan Chase & Co.	2.000%	8/15/17	10,900	10,966
KeyBank NA	5.800%	7/1/14	1,550	1,660
KeyBank NA	4.950%	9/15/15	1,000	1,082
KeyBank NA	5.450%	3/3/16	2,000	2,228
KeyCorp	3.750%	8/13/15	4,500	4,846
Lloyds TSB Bank plc	4.875%	1/21/16	7,200	7,755
Lloyds TSB Bank plc	4.200%	3/28/17	3,000	3,188
1 Manufacturers & Traders Trust Co.	5.585%	12/28/20	1,500	1,483
MBNA Corp.	5.000%	6/15/15	2,800	2,976
Merrill Lynch & Co. Inc.	5.000%	2/3/14	2,975	3,104
Merrill Lynch & Co. Inc.	5.450%	7/15/14	4,300	4,571
Merrill Lynch & Co. Inc.	5.000%	1/15/15	3,775	4,009
Merrill Lynch & Co. Inc.	6.050%	5/16/16	5,850	6,257
Merrill Lynch & Co. Inc.	5.700%	5/2/17	1,450	1,554
Merrill Lynch & Co. Inc.	6.400%	8/28/17	8,500	9,662
Morgan Stanley	2.875%	1/24/14	2,950	2,974
Morgan Stanley	4.750%	4/1/14	10,350	10,656
Morgan Stanley	6.000%	5/13/14	5,850	6,185
Morgan Stanley	2.875%	7/28/14	7,450	7,552
Morgan Stanley	4.200%	11/20/14	2,750	2,830
Morgan Stanley	4.100%	1/26/15	8,775	8,981
Morgan Stanley	6.000%	4/28/15	4,350	4,632
Morgan Stanley	4.000%	7/24/15	6,425	6,552
Morgan Stanley	5.375%	10/15/15	5,375	5,661
Morgan Stanley	3.450%	11/2/15	3,000	3,016
Morgan Stanley	3.800%	4/29/16	5,850	5,883
Morgan Stanley	5.750%	10/18/16	3,400	3,605
Morgan Stanley	5.450%	1/9/17	5,700	5,984
Morgan Stanley	4.750%	3/22/17	6,025	6,191
Morgan Stanley	5.550%	4/27/17	8,355	8,869
Morgan Stanley	6.250%	8/28/17	3,875	4,201
Murray Street Investment Trust I	4.647%	3/9/17	5,825	6,106
National Australia Bank Ltd.	2.000%	3/9/15	5,450	5,550
National Australia Bank Ltd.	1.600%	8/7/15	2,675	2,692
National Australia Bank Ltd.	2.750%	3/9/17	2,950	3,045
National Bank of Canada	1.500%	6/26/15	3,500	3,569
National City Corp.	4.900%	1/15/15	1,025	1,116
PNC Bank NA	5.250%	1/15/17	3,000	3,394
PNC Funding Corp.	5.400%	6/10/14	1,150	1,242
PNC Funding Corp.	3.625%	2/8/15	5,300	5,648
PNC Funding Corp.	4.250%	9/21/15	1,830	2,005
PNC Funding Corp.	2.700%	9/19/16	8,375	8,930
PNC Funding Corp.	5.625%	2/1/17	1,950	2,223
Regions Financial Corp.	7.750%	11/10/14	1,150	1,274
Regions Financial Corp.	5.750%	6/15/15	2,500	2,656
Royal Bank of Canada	1.450%	10/30/14	7,875	8,026
Royal Bank of Canada	1.150%	3/13/15	1,350	1,369
Royal Bank of Canada	2.625%	12/15/15	12,550	13,296
Royal Bank of Scotland plc	3.250%	1/11/14	2,250	2,288
Royal Bank of Scotland plc	4.875%	3/16/15	7,220	7,657
Royal Bank of Scotland plc	3.950%	9/21/15	4,500	4,725
Royal Bank of Scotland plc	4.375%	3/16/16	4,750	4,990

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Santander Holdings USA Inc.	4.625%	4/19/16	2,725	2,759
State Street Corp.	4.300%	5/30/14	2,205	2,342
State Street Corp.	2.875%	3/7/16	6,175	6,599
Sumitomo Mitsui Banking Corp.	1.350%	7/18/15	3,250	3,278
Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	3,375	3,414
SunTrust Banks Inc.	3.600%	4/15/16	6,275	6,613
SunTrust Banks Inc.	3.500%	1/20/17	1,650	1,746
Svenska Handelsbanken AB	3.125%	7/12/16	2,500	2,634
Svenska Handelsbanken AB	2.875%	4/4/17	5,475	5,749
Toronto-Dominion Bank	1.375%	7/14/14	1,240	1,262
Toronto-Dominion Bank	2.500%	7/14/16	4,110	4,357
Toronto-Dominion Bank	2.375%	10/19/16	7,235	7,638
UBS AG	2.250%	1/28/14	3,425	3,464
UBS AG	3.875%	1/15/15	5,175	5,453
UBS AG	5.875%	7/15/16	3,600	3,895
Union Bank NA	2.125%	12/16/13	450	458
Union Bank NA	5.950%	5/11/16	2,050	2,333
Union Bank NA	3.000%	6/6/16	3,800	4,010
Union Bank NA	2.125%	6/16/17	1,175	1,196
US Bancorp	2.000%	6/14/13	4,050	4,100
US Bancorp	1.125%	10/30/13	825	831
US Bancorp	4.200%	5/15/14	4,025	4,275
US Bancorp	2.875%	11/20/14	325	342
US Bancorp	2.450%	7/27/15	4,375	4,592
US Bancorp	3.442%	2/1/16	2,250	2,343
US Bancorp	2.200%	11/15/16	5,075	5,322
US Bancorp	1.650%	5/15/17	3,300	3,367
US Bank NA	6.300%	2/4/14	150	162
US Bank NA	4.950%	10/30/14	3,360	3,657
US Bank NA	4.800%	4/15/15	2,100	2,313
1 US Bank NA	3.778%	4/29/20	1,250	1,327
Vesey Street Investment Trust I	4.404%	9/1/16	1,375	1,433
Wachovia Bank NA	4.800%	11/1/14	950	1,022
Wachovia Bank NA	4.875%	2/1/15	4,150	4,486
Wachovia Bank NA	5.000%	8/15/15	500	546
Wachovia Bank NA	5.600%	3/15/16	1,823	2,056
Wachovia Corp.	4.875%	2/15/14	2,350	2,455
Wachovia Corp.	5.250%	8/1/14	1,250	1,344
Wachovia Corp.	5.625%	10/15/16	6,200	7,127
Wachovia Corp.	5.750%	6/15/17	6,775	8,062
Wells Fargo & Co.	4.950%	10/16/13	7,340	7,669
Wells Fargo & Co.	4.625%	4/15/14	5,000	5,253
Wells Fargo & Co.	3.750%	10/1/14	9,325	9,862
Wells Fargo & Co.	1.250%	2/13/15	8,625	8,699
Wells Fargo & Co.	3.625%	4/15/15	3,370	3,604
Wells Fargo & Co.	1.500%	7/1/15	6,675	6,770
Wells Fargo & Co.	3.676%	6/15/16	6,700	7,277
Wells Fargo & Co.	5.125%	9/15/16	2,000	2,269
Wells Fargo & Co.	2.625%	12/15/16	3,750	3,973
Wells Fargo & Co.	2.100%	5/8/17	2,500	2,578
Wells Fargo Bank NA	4.750%	2/9/15	500	541
Wells Fargo Bank NA	5.750%	5/16/16	3,250	3,630
Westpac Banking Corp.	1.850%	12/9/13	4,875	4,946
Westpac Banking Corp.	4.200%	2/27/15	2,725	2,927
Westpac Banking Corp.	3.000%	8/4/15	11,025	11,626

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Westpac Banking Corp.	3.000%	12/9/15	750	793
Westpac Banking Corp.	2.000%	8/14/17	3,100	3,132
Zions Bancorporation	4.500%	3/27/17	2,000	2,040

Brokerage (0.7%)
Ameriprise Financial Inc.	5.650%	11/15/15	1,900	2,158
1 Ameriprise Financial Inc.	7.518%	6/1/66	1,200	1,303
BlackRock Inc.	3.500%	12/10/14	3,275	3,485
BlackRock Inc.	1.375%	6/1/15	1,300	1,324
Charles Schwab Corp.	4.950%	6/1/14	1,325	1,423
Franklin Resources Inc.	3.125%	5/20/15	150	158
Jefferies Group Inc.	5.875%	6/8/14	100	106
Jefferies Group Inc.	3.875%	11/9/15	100	101
Jefferies Group Inc.	5.500%	3/15/16	2,000	2,105
Lazard Group LLC	7.125%	5/15/15	1,375	1,510
Lazard Group LLC	6.850%	6/15/17	1,600	1,805
Nomura Holdings Inc.	5.000%	3/4/15	1,450	1,530
Nomura Holdings Inc.	4.125%	1/19/16	6,420	6,645
Raymond James Financial Inc.	4.250%	4/15/16	300	316
TD Ameritrade Holding Corp.	4.150%	12/1/14	1,994	2,130

Finance Companies (3.8%)
Block Financial LLC	5.125%	10/30/14	950	993
Discover Financial Services	6.450%	6/12/17	1,175	1,339
GATX Corp.	4.750%	5/15/15	170	182
GATX Corp.	3.500%	7/15/16	2,000	2,065
General Electric Capital Corp.	1.875%	9/16/13	17,475	17,722
General Electric Capital Corp.	2.100%	1/7/14	3,000	3,060
General Electric Capital Corp.	5.900%	5/13/14	7,950	8,647
General Electric Capital Corp.	4.750%	9/15/14	3,000	3,232
General Electric Capital Corp.	3.750%	11/14/14	3,925	4,164
General Electric Capital Corp.	2.150%	1/9/15	3,800	3,913
General Electric Capital Corp.	4.875%	3/4/15	1,240	1,360
General Electric Capital Corp.	3.500%	6/29/15	2,425	2,590
General Electric Capital Corp.	1.625%	7/2/15	3,450	3,518
General Electric Capital Corp.	4.375%	9/21/15	2,000	2,190
General Electric Capital Corp.	2.250%	11/9/15	19,675	20,352
General Electric Capital Corp.	5.000%	1/8/16	1,565	1,748
General Electric Capital Corp.	2.950%	5/9/16	10,050	10,665
General Electric Capital Corp.	3.350%	10/17/16	2,650	2,850
General Electric Capital Corp.	2.900%	1/9/17	6,000	6,359
General Electric Capital Corp.	5.400%	2/15/17	5,000	5,804
General Electric Capital Corp.	2.300%	4/27/17	4,600	4,756
1 HSBC Finance Capital Trust IX	5.911%	11/30/35	3,700	3,603
HSBC Finance Corp.	5.250%	1/15/14	525	551
HSBC Finance Corp.	5.250%	4/15/15	1,600	1,725
HSBC Finance Corp.	5.000%	6/30/15	7,720	8,298
HSBC Finance Corp.	5.500%	1/19/16	5,600	6,143
SLM Corp.	5.000%	10/1/13	4,900	5,084
SLM Corp.	5.000%	4/15/15	1,875	1,968
SLM Corp.	6.250%	1/25/16	8,500	9,116
SLM Corp.	6.000%	1/25/17	2,775	2,968

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Insurance (4.9%)
ACE INA Holdings Inc.	5.875%	6/15/14	1,375	1,498
ACE INA Holdings Inc.	5.600%	5/15/15	2,450	2,742
ACE INA Holdings Inc.	2.600%	11/23/15	2,590	2,717
ACE INA Holdings Inc.	5.700%	2/15/17	1,000	1,188
Aegon NV	4.625%	12/1/15	3,275	3,571
Aetna Inc.	6.000%	6/15/16	3,115	3,645
Aetna Inc.	1.750%	5/15/17	100	101
Aflac Inc.	3.450%	8/15/15	1,575	1,698
Aflac Inc.	2.650%	2/15/17	1,900	2,003
Allied World Assurance Co. Ltd.	7.500%	8/1/16	1,670	1,935
Allstate Corp.	5.000%	8/15/14	3,057	3,314
1 Allstate Corp.	6.125%	5/15/67	1,400	1,432
American International Group Inc.	4.250%	9/15/14	4,665	4,898
American International Group Inc.	3.000%	3/20/15	6,275	6,446
American International Group Inc.	2.375%	8/24/15	700	702
American International Group Inc.	5.050%	10/1/15	4,175	4,540
American International Group Inc.	4.875%	9/15/16	1,500	1,645
American International Group Inc.	5.600%	10/18/16	875	984
American International Group Inc.	3.800%	3/22/17	3,100	3,282
American International Group Inc.	5.450%	5/18/17	2,500	2,805
Aon Corp.	3.500%	9/30/15	3,675	3,866
Assurant Inc.	5.625%	2/15/14	350	365
Axis Capital Holdings Ltd.	5.750%	12/1/14	2,550	2,717
Berkshire Hathaway Finance Corp.	1.500%	1/10/14	5,270	5,350
Berkshire Hathaway Finance Corp.	4.850%	1/15/15	3,000	3,302
Berkshire Hathaway Finance Corp.	1.600%	5/15/17	1,325	1,358
Berkshire Hathaway Inc.	3.200%	2/11/15	9,400	9,993
Berkshire Hathaway Inc.	2.200%	8/15/16	2,000	2,105
Berkshire Hathaway Inc.	1.900%	1/31/17	2,900	3,006
1 Chubb Corp.	6.375%	3/29/67	2,825	2,987
Cigna Corp.	2.750%	11/15/16	4,975	5,231
CNA Financial Corp.	5.850%	12/15/14	1,850	2,002
CNA Financial Corp.	6.500%	8/15/16	1,000	1,149
Coventry Health Care Inc.	6.300%	8/15/14	200	217
Coventry Health Care Inc.	5.950%	3/15/17	1,500	1,755
Genworth Financial Inc.	5.750%	6/15/14	1,635	1,682
Genworth Financial Inc.	4.950%	10/1/15	1,000	1,000
Genworth Financial Inc.	8.625%	12/15/16	1,525	1,677
Hartford Financial Services Group Inc.	4.000%	3/30/15	3,220	3,386
Hartford Financial Services Group Inc.	5.375%	3/15/17	1,675	1,840
Humana Inc.	6.450%	6/1/16	675	770
Jefferson-Pilot Corp.	4.750%	1/30/14	1,525	1,593
Kemper Corp.	6.000%	11/30/15	200	210
Lincoln National Corp.	4.300%	6/15/15	400	424
1 Lincoln National Corp.	7.000%	5/17/66	2,375	2,369
1 Lincoln National Corp.	6.050%	4/20/67	900	866
Loews Corp.	5.250%	3/15/16	575	648
Manulife Financial Corp.	3.400%	9/17/15	2,725	2,854
Marsh & McLennan Cos. Inc.	5.375%	7/15/14	1	1
Marsh & McLennan Cos. Inc.	5.750%	9/15/15	1,432	1,605
Marsh & McLennan Cos. Inc.	2.300%	4/1/17	1,450	1,463
MetLife Inc.	2.375%	2/6/14	11,325	11,585
MetLife Inc.	5.000%	6/15/15	1,800	2,000
MetLife Inc.	6.750%	6/1/16	2,200	2,633

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
2 Metropolitan Life Global Funding I	5.125%	6/10/14	100	107
Principal Financial Group Inc.	7.875%	5/15/14	1,550	1,732
2 Principal Life Global Funding I	5.125%	10/15/13	175	183
1 Progressive Corp.	6.700%	6/15/67	2,075	2,215
Prudential Financial Inc.	4.750%	4/1/14	290	306
Prudential Financial Inc.	5.100%	9/20/14	4,725	5,109
Prudential Financial Inc.	3.875%	1/14/15	1,160	1,229
Prudential Financial Inc.	6.200%	1/15/15	400	441
Prudential Financial Inc.	4.750%	9/17/15	9,350	10,258
Prudential Financial Inc.	5.500%	3/15/16	725	815
1 Reinsurance Group of America Inc.	6.750%	12/15/65	1,400	1,351
Torchmark Corp.	6.375%	6/15/16	1,500	1,671
Transatlantic Holdings Inc.	5.750%	12/14/15	2,725	3,011
Travelers Cos. Inc.	5.500%	12/1/15	1,540	1,747
Travelers Cos. Inc.	6.250%	6/20/16	1,490	1,763
UnitedHealth Group Inc.	5.000%	8/15/14	600	649
UnitedHealth Group Inc.	4.875%	3/15/15	1,531	1,686
UnitedHealth Group Inc.	5.375%	3/15/16	2,600	2,993
UnitedHealth Group Inc.	1.875%	11/15/16	2,900	2,994
WellPoint Inc.	6.000%	2/15/14	2,370	2,543
WellPoint Inc.	5.250%	1/15/16	3,475	3,884
WellPoint Inc.	5.875%	6/15/17	1,475	1,738
Willis Group Holdings plc	4.125%	3/15/16	3,550	3,738
Willis North America Inc.	5.625%	7/15/15	275	299
Willis North America Inc.	6.200%	3/28/17	245	279
XL Group plc	5.250%	9/15/14	2,250	2,391

Other Finance (0.3%)
CME Group Inc.	5.750%	2/15/14	787	843
NASDAQ OMX Group Inc.	4.000%	1/15/15	1,500	1,567
ORIX Corp.	4.710%	4/27/15	2,250	2,375
ORIX Corp.	5.000%	1/12/16	1,775	1,897
ORIX Corp.	3.750%	3/9/17	1,950	1,996
XTRA Finance Corp.	5.150%	4/1/17	1,600	1,835

Real Estate Investment Trusts (2.0%)
AvalonBay Communities Inc.	5.750%	9/15/16	500	576
AvalonBay Communities Inc.	5.700%	3/15/17	335	392
BioMed Realty LP	3.850%	4/15/16	1,900	1,984
Boston Properties LP	5.625%	4/15/15	3,400	3,768
Brandywine Operating Partnership LP	7.500%	5/15/15	450	507
Brandywine Operating Partnership LP	6.000%	4/1/16	600	656
Brandywine Operating Partnership LP	5.700%	5/1/17	500	547
BRE Properties Inc.	5.500%	3/15/17	825	934
CommonWealth REIT	5.750%	11/1/15	864	912
CommonWealth REIT	6.250%	8/15/16	1,400	1,522
CommonWealth REIT	6.250%	6/15/17	1,000	1,097
Digital Realty Trust LP	4.500%	7/15/15	2,500	2,661
Duke Realty LP	6.250%	5/15/13	1,200	1,239
Duke Realty LP	7.375%	2/15/15	850	957
Duke Realty LP	5.950%	2/15/17	1,050	1,182
ERP Operating LP	5.250%	9/15/14	350	378
ERP Operating LP	6.584%	4/13/15	1,000	1,128
ERP Operating LP	5.125%	3/15/16	2,425	2,714
ERP Operating LP	5.750%	6/15/17	1,675	1,978

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HCP Inc.	5.650%	12/15/13	100	106
HCP Inc.	2.700%	2/1/14	2,725	2,782
HCP Inc.	3.750%	2/1/16	6,275	6,656
HCP Inc.	6.000%	1/30/17	300	341
Health Care REIT Inc.	3.625%	3/15/16	4,425	4,661
Health Care REIT Inc.	6.200%	6/1/16	1,275	1,440
Healthcare Realty Trust Inc.	6.500%	1/17/17	1,857	2,102
Hospitality Properties Trust	7.875%	8/15/14	330	356
Hospitality Properties Trust	5.125%	2/15/15	2,525	2,616
Hospitality Properties Trust	5.625%	3/15/17	575	619
Kilroy Realty LP	5.000%	11/3/15	1,125	1,226
Kimco Realty Corp.	5.783%	3/15/16	500	561
Kimco Realty Corp.	5.700%	5/1/17	1,000	1,147
Liberty Property LP	5.125%	3/2/15	2,350	2,519
Liberty Property LP	5.500%	12/15/16	113	127
ProLogis LP	7.625%	8/15/14	1,160	1,281
ProLogis LP	6.250%	3/15/17	650	742
ProLogis LP	4.500%	8/15/17	1,200	1,293
Realty Income Corp.	5.950%	9/15/16	1,000	1,137
Regency Centers LP	5.250%	8/1/15	1,750	1,897
Regency Centers LP	5.875%	6/15/17	300	346
Senior Housing Properties Trust	4.300%	1/15/16	320	329
Simon Property Group LP	6.750%	5/15/14	3,445	3,738
Simon Property Group LP	4.200%	2/1/15	6,450	6,881
Simon Property Group LP	5.100%	6/15/15	175	192
Simon Property Group LP	5.250%	12/1/16	2,625	3,012
Simon Property Group LP	2.800%	1/30/17	1,775	1,875
Simon Property Group LP	5.875%	3/1/17	86	101
Ventas Realty LP / Ventas Capital Corp.	3.125%	11/30/15	900	939
Vornado Realty LP	4.250%	4/1/15	2,520	2,666
				1,637,459
Industrial (49.9%)
Basic Industry (4.1%)
Air Products & Chemicals Inc.	2.000%	8/2/16	925	963
Airgas Inc.	4.500%	9/15/14	1,600	1,711
Airgas Inc.	3.250%	10/1/15	950	1,004
Airgas Inc.	2.950%	6/15/16	500	525
Alcoa Inc.	5.550%	2/1/17	2,600	2,902
ArcelorMittal	9.250%	2/15/15	3,425	3,770
ArcelorMittal	4.000%	2/25/15	1,800	1,790
ArcelorMittal	4.000%	8/5/15	2,000	1,981
ArcelorMittal	4.000%	3/1/16	1,150	1,126
ArcelorMittal	4.750%	2/25/17	5,750	5,608
ArcelorMittal USA LLC	6.500%	4/15/14	250	260
Barrick Gold Corp.	1.750%	5/30/14	1,350	1,372
Barrick Gold Corp.	2.900%	5/30/16	4,825	5,089
Barrick Gold Financeco LLC	6.125%	9/15/13	1,755	1,852
BHP Billiton Finance USA Ltd.	5.500%	4/1/14	5,240	5,651
BHP Billiton Finance USA Ltd.	1.125%	11/21/14	7,000	7,079
BHP Billiton Finance USA Ltd.	1.000%	2/24/15	3,750	3,783
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	1,450	1,509
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	5,950	6,078
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	300	351
Celulosa Arauco y Constitucion SA	5.625%	4/20/15	3,300	3,562
Cytec Industries Inc.	8.950%	7/1/17	1,750	2,178

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dow Chemical Co.	7.600%	5/15/14	3,800	4,219
Dow Chemical Co.	5.900%	2/15/15	3,650	4,075
Dow Chemical Co.	2.500%	2/15/16	4,525	4,716
Eastman Chemical Co.	3.000%	12/15/15	250	263
Eastman Chemical Co.	2.400%	6/1/17	3,300	3,423
Ecolab Inc.	2.375%	12/8/14	3,250	3,373
Ecolab Inc.	1.000%	8/9/15	700	703
Ecolab Inc.	3.000%	12/8/16	4,050	4,355
EI du Pont de Nemours & Co.	1.750%	3/25/14	3,075	3,145
EI du Pont de Nemours & Co.	4.875%	4/30/14	450	483
EI du Pont de Nemours & Co.	3.250%	1/15/15	4,700	4,998
EI du Pont de Nemours & Co.	2.750%	4/1/16	5,200	5,539
EI du Pont de Nemours & Co.	5.250%	12/15/16	600	707
Freeport-McMoRan Copper & Gold Inc.	1.400%	2/13/15	1,475	1,487
Freeport-McMoRan Copper & Gold Inc.	2.150%	3/1/17	1,500	1,515
Georgia-Pacific LLC	7.700%	6/15/15	750	871
International Paper Co.	7.400%	6/15/14	2,800	3,081
International Paper Co.	5.300%	4/1/15	1,200	1,316
Lubrizol Corp.	5.500%	10/1/14	1,500	1,650
Monsanto Co.	2.750%	4/15/16	750	803
Potash Corp. of Saskatchewan Inc.	5.250%	5/15/14	4,025	4,331
PPG Industries Inc.	5.750%	3/15/13	1,450	1,489
Praxair Inc.	2.125%	6/14/13	1,700	1,727
Praxair Inc.	5.250%	11/15/14	3,250	3,578
Praxair Inc.	5.200%	3/15/17	1,725	2,023
Rio Tinto Alcan Inc.	5.000%	6/1/15	700	775
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	7,750	8,774
Rio Tinto Finance USA Ltd.	1.875%	11/2/15	4,725	4,869
Rio Tinto Finance USA plc	1.125%	3/20/15	2,725	2,746
Rio Tinto Finance USA plc	2.000%	3/22/17	2,325	2,395
Rio Tinto Finance USA plc	1.625%	8/21/17	3,300	3,307
Teck Resources Ltd.	3.150%	1/15/17	825	854
Teck Resources Ltd.	3.850%	8/15/17	400	427
Vale Canada Ltd.	5.700%	10/15/15	1,555	1,724
Vale Overseas Ltd.	6.250%	1/11/16	1,575	1,761
Vale Overseas Ltd.	6.250%	1/23/17	5,250	5,994
Xstrata Canada Corp.	6.000%	10/15/15	1,475	1,644

Capital Goods (4.3%)
3M Co.	1.375%	9/29/16	3,025	3,102
3M Co.	1.000%	6/26/17	2,600	2,621
ABB Finance USA Inc.	1.625%	5/8/17	1,100	1,117
2 ADT Corp.	2.250%	7/15/17	3,400	3,442
Bemis Co. Inc.	5.650%	8/1/14	800	867
Black & Decker Corp.	5.750%	11/15/16	1,400	1,633
Boeing Capital Corp.	3.250%	10/27/14	3,500	3,700
Boeing Capital Corp.	2.125%	8/15/16	4,450	4,669
Boeing Co.	1.875%	11/20/12	1,240	1,244
Boeing Co.	5.000%	3/15/14	300	321
Boeing Co.	3.750%	11/20/16	100	112
Caterpillar Financial Services Corp.	6.200%	9/30/13	875	929
Caterpillar Financial Services Corp.	6.125%	2/17/14	9,334	10,087
Caterpillar Financial Services Corp.	1.375%	5/20/14	7,375	7,480
Caterpillar Financial Services Corp.	1.125%	12/15/14	4,575	4,628
Caterpillar Financial Services Corp.	4.625%	6/1/15	600	663

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Caterpillar Financial Services Corp.	2.050%	8/1/16	6,825	7,112
Caterpillar Inc.	7.000%	12/15/13	1,000	1,083
Caterpillar Inc.	1.375%	5/27/14	2,800	2,841
Caterpillar Inc.	0.950%	6/26/15	725	732
Caterpillar Inc.	5.700%	8/15/16	300	355
Caterpillar Inc.	1.500%	6/26/17	3,150	3,209
Cooper US Inc.	5.450%	4/1/15	950	1,047
Cooper US Inc.	2.375%	1/15/16	550	568
CRH America Inc.	5.300%	10/15/13	1,975	2,055
CRH America Inc.	4.125%	1/15/16	500	516
CRH America Inc.	6.000%	9/30/16	4,000	4,445
Danaher Corp.	2.300%	6/23/16	3,100	3,265
Deere & Co.	6.950%	4/25/14	125	138
Dover Corp.	4.875%	10/15/15	175	196
Eaton Corp.	5.300%	3/15/17	2,000	2,335
Embraer Overseas Ltd.	6.375%	1/24/17	1,600	1,804
Emerson Electric Co.	4.500%	5/1/13	2,000	2,052
Emerson Electric Co.	5.125%	12/1/16	375	440
General Dynamics Corp.	5.250%	2/1/14	4,540	4,839
General Dynamics Corp.	1.375%	1/15/15	2,350	2,392
Harsco Corp.	2.700%	10/15/15	2,175	2,185
Honeywell International Inc.	4.250%	3/1/13	1,000	1,019
Honeywell International Inc.	3.875%	2/15/14	3,500	3,669
Honeywell International Inc.	5.400%	3/15/16	275	317
Illinois Tool Works Inc.	5.150%	4/1/14	3,525	3,779
Ingersoll-Rand Global Holding Co. Ltd.	9.500%	4/15/14	4,550	5,126
John Deere Capital Corp.	4.900%	9/9/13	2,600	2,720
John Deere Capital Corp.	1.600%	3/3/14	6,900	7,010
John Deere Capital Corp.	1.250%	12/2/14	1,175	1,194
John Deere Capital Corp.	2.950%	3/9/15	3,150	3,331
John Deere Capital Corp.	0.875%	4/17/15	1,900	1,911
John Deere Capital Corp.	1.850%	9/15/16	3,000	3,093
John Deere Capital Corp.	2.000%	1/13/17	1,710	1,780
Joy Global Inc.	6.000%	11/15/16	400	461
L-3 Communications Corp.	3.950%	11/15/16	1,450	1,570
Lockheed Martin Corp.	7.650%	5/1/16	500	609
Lockheed Martin Corp.	2.125%	9/15/16	4,100	4,268
Northrop Grumman Corp.	3.700%	8/1/14	525	553
Northrop Grumman Corp.	1.850%	11/15/15	1,750	1,803
Owens Corning	6.500%	12/1/16	3,300	3,682
Raytheon Co.	1.400%	12/15/14	3,925	3,997
Raytheon Co.	1.625%	10/15/15	200	205
Textron Inc.	4.625%	9/21/16	2,000	2,175
United Technologies Corp.	4.875%	5/1/15	4,450	4,948
United Technologies Corp.	1.200%	6/1/15	3,775	3,842
United Technologies Corp.	1.800%	6/1/17	6,800	7,041
Waste Management Inc.	5.000%	3/15/14	100	106
Waste Management Inc.	6.375%	3/11/15	534	603
Waste Management Inc.	2.600%	9/1/16	3,921	4,106

Communication (8.4%)
America Movil SAB de CV	5.500%	3/1/14	3,475	3,710
America Movil SAB de CV	3.625%	3/30/15	4,500	4,814
America Movil SAB de CV	2.375%	9/8/16	5,525	5,743
American Tower Corp.	4.625%	4/1/15	2,100	2,238

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AT&T Inc.	4.850%	2/15/14	4,875	5,155
AT&T Inc.	5.100%	9/15/14	7,250	7,913
AT&T Inc.	2.500%	8/15/15	6,100	6,424
AT&T Inc.	2.950%	5/15/16	7,550	8,128
AT&T Inc.	5.625%	6/15/16	3,170	3,723
AT&T Inc.	2.400%	8/15/16	11,200	11,854
AT&T Inc.	1.600%	2/15/17	3,700	3,796
AT&T Inc.	1.700%	6/1/17	2,400	2,473
BellSouth Corp.	5.200%	9/15/14	3,100	3,371
British Telecommunications plc	2.000%	6/22/15	4,125	4,233
CBS Corp.	1.950%	7/1/17	125	128
Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	15,000	15,991
CenturyLink Inc.	5.000%	2/15/15	300	317
CenturyLink Inc.	6.000%	4/1/17	3,325	3,678
Comcast Cable Communications LLC	8.875%	5/1/17	1,600	2,109
Comcast Corp.	5.300%	1/15/14	8,075	8,573
Comcast Corp.	6.500%	1/15/15	1,450	1,642
Comcast Corp.	5.900%	3/15/16	6,950	8,092
Comcast Corp.	6.500%	1/15/17	2,575	3,117
COX Communications Inc.	5.450%	12/15/14	5,275	5,808
Deutsche Telekom International Finance BV	4.875%	7/8/14	3,475	3,699
Deutsche Telekom International Finance BV	5.750%	3/23/16	2,775	3,153
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	4.750%	10/1/14	4,400	4,738
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	3.550%	3/15/15	5,725	6,077
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	3.125%	2/15/16	1,000	1,055
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	3.500%	3/1/16	3,200	3,419
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	2.400%	3/15/17	4,875	5,019
Discovery Communications LLC	3.700%	6/1/15	3,100	3,323
Embarq Corp.	7.082%	6/1/16	1,975	2,316
France Telecom SA	4.375%	7/8/14	6,450	6,830
France Telecom SA	2.750%	9/14/16	4,250	4,434
Interpublic Group of Cos. Inc.	10.000%	7/15/17	1,975	2,210
NBCUniversal Media LLC	2.100%	4/1/14	6,225	6,359
NBCUniversal Media LLC	3.650%	4/30/15	475	509
NBCUniversal Media LLC	2.875%	4/1/16	4,100	4,351
News America Inc.	5.300%	12/15/14	4,650	5,117
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	2,025	2,049
Omnicom Group Inc.	5.900%	4/15/16	2,810	3,261
Qwest Corp.	7.500%	10/1/14	2,000	2,240
Qwest Corp.	8.375%	5/1/16	3,925	4,692
Qwest Corp.	6.500%	6/1/17	1,550	1,815
Reed Elsevier Capital Inc.	7.750%	1/15/14	1,122	1,222
Rogers Communications Inc.	6.375%	3/1/14	4,175	4,523
Rogers Communications Inc.	5.500%	3/15/14	2,300	2,467
Scripps Networks Interactive Inc.	2.700%	12/15/16	1,400	1,459
TCI Communications Inc.	8.750%	8/1/15	125	152
Telecom Italia Capital SA	5.250%	11/15/13	1,230	1,259
Telecom Italia Capital SA	6.175%	6/18/14	10,675	11,001
Telecom Italia Capital SA	4.950%	9/30/14	4,425	4,493
Telecom Italia Capital SA	5.250%	10/1/15	4,075	4,139

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Telefonica Emisiones SAU	4.949%	1/15/15	2,025	2,042
Telefonica Emisiones SAU	3.729%	4/27/15	550	535
Telefonica Emisiones SAU	3.992%	2/16/16	6,675	6,413
Telefonica Emisiones SAU	6.421%	6/20/16	4,500	4,635
Telefonica Emisiones SAU	6.221%	7/3/17	1,550	1,585
Telefonos de Mexico SAB de CV	5.500%	1/27/15	1,400	1,539
Thomson Reuters Corp.	5.700%	10/1/14	3,525	3,869
Time Warner Cable Inc.	8.250%	2/14/14	1,500	1,657
Time Warner Cable Inc.	7.500%	4/1/14	3,400	3,750
Time Warner Cable Inc.	3.500%	2/1/15	2,725	2,890
Time Warner Cable Inc.	5.850%	5/1/17	6,250	7,414
Verizon Communications Inc.	1.950%	3/28/14	10,900	11,152
Verizon Communications Inc.	1.250%	11/3/14	600	609
Verizon Communications Inc.	5.550%	2/15/16	4,600	5,332
Verizon Communications Inc.	3.000%	4/1/16	4,350	4,689
Verizon Communications Inc.	2.000%	11/1/16	6,050	6,328
Vodafone Group plc	5.000%	12/16/13	2,700	2,846
Vodafone Group plc	4.150%	6/10/14	10,651	11,296
Vodafone Group plc	5.375%	1/30/15	515	569
Vodafone Group plc	3.375%	11/24/15	3,300	3,564
Vodafone Group plc	5.750%	3/15/16	1,525	1,766
Vodafone Group plc	2.875%	3/16/16	750	798
Vodafone Group plc	5.625%	2/27/17	3,000	3,564
Vodafone Group plc	1.625%	3/20/17	3,425	3,492
WPP Finance UK	8.000%	9/15/14	3,450	3,873

Consumer Cyclical (7.2%)
AutoZone Inc.	5.750%	1/15/15	1,600	1,764
AutoZone Inc.	5.500%	11/15/15	2,200	2,480
Costco Wholesale Corp.	5.500%	3/15/17	3,050	3,681
CVS Caremark Corp.	3.250%	5/18/15	4,475	4,756
CVS Caremark Corp.	6.125%	8/15/16	1,405	1,669
CVS Caremark Corp.	5.750%	6/1/17	4,745	5,707
Daimler Finance North America LLC	6.500%	11/15/13	6,400	6,839
2 Daimler Finance North America LLC	2.625%	9/15/16	125	130
eBay Inc.	0.875%	10/15/13	1,175	1,183
eBay Inc.	1.625%	10/15/15	2,950	3,048
eBay Inc.	1.350%	7/15/17	3,050	3,083
Ford Motor Credit Co. LLC	7.000%	10/1/13	9,400	9,973
Ford Motor Credit Co. LLC	8.000%	6/1/14	2,300	2,544
Ford Motor Credit Co. LLC	8.700%	10/1/14	2,775	3,145
Ford Motor Credit Co. LLC	3.875%	1/15/15	4,525	4,714
Ford Motor Credit Co. LLC	7.000%	4/15/15	5,900	6,577
Ford Motor Credit Co. LLC	2.750%	5/15/15	7,000	7,099
Ford Motor Credit Co. LLC	12.000%	5/15/15	3,075	3,827
Ford Motor Credit Co. LLC	5.625%	9/15/15	2,850	3,105
2 Ford Motor Credit Co. LLC	4.207%	4/15/16	3,400	3,544
2 Ford Motor Credit Co. LLC	3.984%	6/15/16	3,450	3,562
Ford Motor Credit Co. LLC	8.000%	12/15/16	6,125	7,309
Ford Motor Credit Co. LLC	4.250%	2/3/17	2,775	2,902
Ford Motor Credit Co. LLC	3.000%	6/12/17	4,200	4,209
Ford Motor Credit Co. LLC	6.625%	8/15/17	5,625	6,477
Home Depot Inc.	5.250%	12/16/13	2,400	2,547
Home Depot Inc.	5.400%	3/1/16	10,058	11,675
Hyatt Hotels Corp.	3.875%	8/15/16	400	424

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Johnson Controls Inc.	1.750%	3/1/14	1,700	1,726
Johnson Controls Inc.	5.500%	1/15/16	3,075	3,490
Johnson Controls Inc.	2.600%	12/1/16	650	680
Lowe’s Cos. Inc.	5.000%	10/15/15	4,500	5,052
Lowe’s Cos. Inc.	2.125%	4/15/16	525	544
Lowe’s Cos. Inc.	5.400%	10/15/16	400	467
Macy’s Retail Holdings Inc.	5.750%	7/15/14	2,750	2,988
Macy’s Retail Holdings Inc.	7.875%	7/15/15	1,825	2,149
Macy’s Retail Holdings Inc.	5.900%	12/1/16	2,769	3,221
Macy’s Retail Holdings Inc.	7.450%	7/15/17	300	372
Marriott International Inc.	6.200%	6/15/16	1,200	1,381
Marriott International Inc.	6.375%	6/15/17	1,175	1,387
McDonald’s Corp.	0.750%	5/29/15	2,625	2,652
McDonald’s Corp.	5.300%	3/15/17	1,400	1,659
Nordstrom Inc.	6.750%	6/1/14	2,375	2,623
PACCAR Financial Corp.	1.050%	6/5/15	1,600	1,616
PACCAR Financial Corp.	1.600%	3/15/17	1,625	1,654
PACCAR Inc.	6.875%	2/15/14	2,125	2,317
Sheraton Holding Corp.	7.375%	11/15/15	4,350	5,008
Staples Inc.	9.750%	1/15/14	4,175	4,655
Starbucks Corp.	6.250%	8/15/17	1,600	1,944
Target Corp.	1.125%	7/18/14	2,000	2,028
Target Corp.	5.875%	7/15/16	4,275	5,083
Target Corp.	5.375%	5/1/17	1,200	1,435
Time Warner Inc.	3.150%	7/15/15	1,475	1,568
Time Warner Inc.	5.875%	11/15/16	3,700	4,383
Toyota Motor Credit Corp.	1.250%	11/17/14	7,175	7,278
Toyota Motor Credit Corp.	1.000%	2/17/15	4,575	4,610
Toyota Motor Credit Corp.	3.200%	6/17/15	750	801
Toyota Motor Credit Corp.	0.875%	7/17/15	5,592	5,613
Toyota Motor Credit Corp.	2.800%	1/11/16	1,200	1,274
Toyota Motor Credit Corp.	2.000%	9/15/16	5,300	5,523
Toyota Motor Credit Corp.	2.050%	1/12/17	2,225	2,316
Toyota Motor Credit Corp.	1.750%	5/22/17	2,000	2,061
Viacom Inc.	4.375%	9/15/14	4,850	5,199
Viacom Inc.	1.250%	2/27/15	2,300	2,323
Viacom Inc.	6.250%	4/30/16	2,350	2,766
Viacom Inc.	2.500%	12/15/16	2,300	2,414
Wal-Mart Stores Inc.	4.550%	5/1/13	1,925	1,978
Wal-Mart Stores Inc.	1.625%	4/15/14	6,125	6,249
Wal-Mart Stores Inc.	3.200%	5/15/14	5,300	5,557
Wal-Mart Stores Inc.	2.875%	4/1/15	1,400	1,482
Wal-Mart Stores Inc.	4.500%	7/1/15	1,200	1,328
Wal-Mart Stores Inc.	2.250%	7/8/15	3,425	3,590
Wal-Mart Stores Inc.	1.500%	10/25/15	2,825	2,912
Wal-Mart Stores Inc.	2.800%	4/15/16	2,075	2,231
Wal-Mart Stores Inc.	5.375%	4/5/17	4,000	4,795
Walt Disney Co.	4.500%	12/15/13	3,575	3,761
Walt Disney Co.	0.875%	12/1/14	1,600	1,615
Walt Disney Co.	1.350%	8/16/16	4,350	4,475
Walt Disney Co.	5.625%	9/15/16	4,300	5,107
Walt Disney Co.	1.125%	2/15/17	1,800	1,822
Walt Disney Co.	6.000%	7/17/17	2,100	2,588
Western Union Co.	6.500%	2/26/14	475	514
Western Union Co.	5.930%	10/1/16	2,350	2,778

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wyndham Worldwide Corp.	6.000%	12/1/16	1,688	1,886
Yum! Brands Inc.	6.250%	4/15/16	2,714	3,148

Consumer Noncyclical (13.8%)
Abbott Laboratories	4.350%	3/15/14	350	371
Abbott Laboratories	2.700%	5/27/15	1,900	2,015
Abbott Laboratories	5.875%	5/15/16	6,025	7,128
Allergan Inc.	5.750%	4/1/16	2,000	2,328
Altria Group Inc.	8.500%	11/10/13	1,002	1,092
Altria Group Inc.	4.125%	9/11/15	11,038	12,090
AmerisourceBergen Corp.	5.875%	9/15/15	925	1,059
Amgen Inc.	1.875%	11/15/14	5,800	5,945
Amgen Inc.	4.850%	11/18/14	3,600	3,911
Amgen Inc.	2.300%	6/15/16	5,300	5,530
Amgen Inc.	2.500%	11/15/16	2,550	2,682
Amgen Inc.	2.125%	5/15/17	2,475	2,550
Amgen Inc.	5.850%	6/1/17	1,750	2,090
Anheuser-Busch Cos. LLC	5.600%	3/1/17	350	415
Anheuser-Busch InBev Worldwide Inc.	1.500%	7/14/14	4,400	4,484
Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	6,450	7,113
Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	2,925	3,165
Anheuser-Busch InBev Worldwide Inc.	3.625%	4/15/15	2,800	3,013
Anheuser-Busch InBev Worldwide Inc.	0.800%	7/15/15	4,750	4,775
Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	500	533
Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	9,350	9,435
Archer-Daniels-Midland Co.	8.375%	4/15/17	750	962
AstraZeneca plc	5.400%	6/1/14	1,475	1,602
Avon Products Inc.	5.625%	3/1/14	450	474
Baxter International Inc.	4.000%	3/1/14	1,158	1,217
Baxter International Inc.	4.625%	3/15/15	1,200	1,319
Baxter International Inc.	5.900%	9/1/16	2,085	2,494
Baxter International Inc.	1.850%	1/15/17	800	829
Beam Inc.	5.375%	1/15/16	1,568	1,759
Beam Inc.	1.875%	5/15/17	1,125	1,149
Becton Dickinson & Co.	1.750%	11/8/16	1,875	1,938
Boston Scientific Corp.	4.500%	1/15/15	3,540	3,781
Boston Scientific Corp.	6.250%	11/15/15	2,800	3,163
Boston Scientific Corp.	6.400%	6/15/16	1,400	1,617
Boston Scientific Corp.	5.125%	1/12/17	1,250	1,392
Bottling Group LLC	6.950%	3/15/14	925	1,014
Bottling Group LLC	5.500%	4/1/16	425	492
Bristol-Myers Squibb Co.	0.875%	8/1/17	2,300	2,276
Brown-Forman Corp.	2.500%	1/15/16	725	762
Bunge Ltd. Finance Corp.	5.350%	4/15/14	525	552
Bunge Ltd. Finance Corp.	5.100%	7/15/15	3,000	3,232
Bunge Ltd. Finance Corp.	4.100%	3/15/16	3,300	3,485
Campbell Soup Co.	3.375%	8/15/14	2,700	2,848
Cardinal Health Inc.	4.000%	6/15/15	3,625	3,907
CareFusion Corp.	5.125%	8/1/14	2,700	2,894
Celgene Corp.	2.450%	10/15/15	2,650	2,747
Celgene Corp.	1.900%	8/15/17	150	151
Church & Dwight Co. Inc.	3.350%	12/15/15	250	265
Clorox Co.	5.000%	3/1/13	3,000	3,066
Coca-Cola Co.	3.625%	3/15/14	850	891
Coca-Cola Co.	0.750%	3/13/15	2,600	2,618

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000
Coca-Cola Co.	1.500%	11/15/15	8,220	8,471
Coca-Cola Co.	1.800%	9/1/16	4,875	5,068
Coca-Cola Enterprises Inc.	2.125%	9/15/15	2,300	2,371
Coca-Cola Enterprises Inc.	2.000%	8/19/16	500	514
Coca-Cola HBC Finance BV	5.500%	9/17/15	1,250	1,355
Coca-Cola Refreshments USA Inc.	7.375%	3/3/14	4,450	4,895
Coca-Cola Refreshments USA Inc.	4.250%	3/1/15	1,885	2,053
Colgate-Palmolive Co.	0.600%	11/15/14	2,075	2,088
Colgate-Palmolive Co.	1.300%	1/15/17	2,506	2,562
Colgate-Palmolive Co.	2.625%	5/1/17	625	675
ConAgra Foods Inc.	5.875%	4/15/14	1,500	1,618
ConAgra Foods Inc.	5.819%	6/15/17	1,500	1,751
Covidien International Finance SA	1.875%	6/15/13	850	859
Covidien International Finance SA	1.350%	5/29/15	1,575	1,592
Delhaize Group SA	5.875%	2/1/14	25	26
Delhaize Group SA	6.500%	6/15/17	2,200	2,389
DENTSPLY International Inc.	2.750%	8/15/16	525	541
Diageo Capital plc	7.375%	1/15/14	3,475	3,794
Diageo Capital plc	5.500%	9/30/16	1,600	1,881
Diageo Capital plc	1.500%	5/11/17	5,075	5,172
Diageo Finance BV	5.300%	10/28/15	200	228
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	3,510	3,716
Eli Lilly & Co.	4.200%	3/6/14	2,100	2,216
Eli Lilly & Co.	5.200%	3/15/17	4,000	4,710
Express Scripts Holding Co.	6.250%	6/15/14	2,625	2,871
2 Express Scripts Holding Co.	2.100%	2/12/15	1,475	1,502
Express Scripts Holding Co.	3.125%	5/15/16	12,100	12,888
2 Express Scripts Holding Co.	3.500%	11/15/16	2,200	2,371
2 Express Scripts Holding Co.	2.650%	2/15/17	3,175	3,299
Genentech Inc.	4.750%	7/15/15	4,300	4,802
General Mills Inc.	5.200%	3/17/15	3,505	3,894
General Mills Inc.	5.700%	2/15/17	3,975	4,750
Gilead Sciences Inc.	2.400%	12/1/14	2,400	2,483
Gilead Sciences Inc.	3.050%	12/1/16	2,665	2,853
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	1,383	1,426
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	4,100	4,359
GlaxoSmithKline Capital plc	0.750%	5/8/15	4,475	4,500
GlaxoSmithKline Capital plc	1.500%	5/8/17	5,125	5,218
Hasbro Inc.	6.125%	5/15/14	1,225	1,324
Hershey Co.	5.450%	9/1/16	1,400	1,637
Hershey Co.	1.500%	11/1/16	375	386
Hillshire Brands Co.	2.750%	9/15/15	1,125	1,165
HJ Heinz Co.	2.000%	9/12/16	1,400	1,462
HJ Heinz Co.	1.500%	3/1/17	1,100	1,110
Hospira Inc.	5.900%	6/15/14	1,025	1,101
Hospira Inc.	6.050%	3/30/17	1,000	1,156
Ingredion Inc.	3.200%	11/1/15	2,125	2,230
Johnson & Johnson	1.200%	5/15/14	4,850	4,923
Johnson & Johnson	2.150%	5/15/16	2,120	2,235
Johnson & Johnson	5.550%	8/15/17	2,100	2,566
Kellogg Co.	4.450%	5/30/16	2,525	2,817
Kellogg Co.	1.875%	11/17/16	4,000	4,118
Kellogg Co.	1.750%	5/17/17	525	534
Kimberly-Clark Corp.	4.875%	8/15/15	2,550	2,888
Kimberly-Clark Corp.	6.125%	8/1/17	1,875	2,311

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
2 Kraft Foods Group Inc.	1.625%	6/4/15	4,150	4,217
2 Kraft Foods Group Inc.	2.250%	6/5/17	2,700	2,795
Kraft Foods Inc.	5.250%	10/1/13	3,635	3,818
Kraft Foods Inc.	6.750%	2/19/14	2,250	2,446
Kraft Foods Inc.	4.125%	2/9/16	5,700	6,256
Kraft Foods Inc.	6.500%	8/11/17	3,425	4,239
Kroger Co.	7.500%	1/15/14	3,850	4,199
Kroger Co.	3.900%	10/1/15	2,150	2,339
Kroger Co.	2.200%	1/15/17	850	865
Kroger Co.	6.400%	8/15/17	1,800	2,164
Laboratory Corp. of America Holdings	5.625%	12/15/15	1,075	1,211
Laboratory Corp. of America Holdings	2.200%	8/23/17	1,900	1,927
Life Technologies Corp.	4.400%	3/1/15	2,450	2,623
Lorillard Tobacco Co.	3.500%	8/4/16	800	850
Lorillard Tobacco Co.	2.300%	8/21/17	1,500	1,517
Mattel Inc.	2.500%	11/1/16	2,255	2,358
McKesson Corp.	6.500%	2/15/14	575	621
McKesson Corp.	3.250%	3/1/16	4,075	4,398
Mead Johnson Nutrition Co.	3.500%	11/1/14	1,000	1,043
Medco Health Solutions Inc.	2.750%	9/15/15	3,900	4,076
Medtronic Inc.	4.500%	3/15/14	100	106
Medtronic Inc.	3.000%	3/15/15	5,550	5,879
Medtronic Inc.	2.625%	3/15/16	4,000	4,236
Merck & Co. Inc.	5.300%	12/1/13	5,575	5,912
Merck & Co. Inc.	4.750%	3/1/15	2,650	2,922
Merck & Co. Inc.	4.000%	6/30/15	2,825	3,103
Merck & Co. Inc.	2.250%	1/15/16	2,575	2,709
Molson Coors Brewing Co.	2.000%	5/1/17	500	513
Newell Rubbermaid Inc.	2.000%	6/15/15	375	380
Novartis Capital Corp.	4.125%	2/10/14	7,075	7,439
Novartis Capital Corp.	2.900%	4/24/15	4,175	4,441
PepsiAmericas Inc.	4.875%	1/15/15	225	248
PepsiAmericas Inc.	5.000%	5/15/17	750	877
PepsiCo Inc.	3.750%	3/1/14	2,550	2,674
PepsiCo Inc.	0.800%	8/25/14	1,000	1,006
PepsiCo Inc.	3.100%	1/15/15	3,850	4,081
PepsiCo Inc.	0.750%	3/5/15	1,775	1,782
PepsiCo Inc.	2.500%	5/10/16	8,500	8,981
PepsiCo Inc.	1.250%	8/13/17	7,400	7,428
Pfizer Inc.	5.350%	3/15/15	10,485	11,733
Philip Morris International Inc.	6.875%	3/17/14	3,170	3,479
Philip Morris International Inc.	2.500%	5/16/16	2,650	2,803
Philip Morris International Inc.	1.625%	3/20/17	5,425	5,543
Philip Morris International Inc.	1.125%	8/21/17	850	848
Procter & Gamble Co.	0.700%	8/15/14	4,850	4,881
Procter & Gamble Co.	3.500%	2/15/15	575	616
Procter & Gamble Co.	3.150%	9/1/15	3,275	3,536
Procter & Gamble Co.	1.800%	11/15/15	400	415
Procter & Gamble Co.	4.850%	12/15/15	3,750	4,237
Procter & Gamble Co.	1.450%	8/15/16	5,675	5,842
Quest Diagnostics Inc.	5.450%	11/1/15	90	101
Quest Diagnostics Inc.	3.200%	4/1/16	1,000	1,061
Quest Diagnostics Inc.	6.400%	7/1/17	1,325	1,583
Reynolds American Inc.	7.625%	6/1/16	4,250	5,118
Reynolds American Inc.	6.750%	6/15/17	1,150	1,393

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Safeway Inc.	6.250%	3/15/14	4,500	4,793
Safeway Inc.	6.350%	8/15/17	350	387
Sanofi	1.625%	3/28/14	1,375	1,399
Sanofi	1.200%	9/30/14	5,375	5,456
Sanofi	2.625%	3/29/16	5,640	5,995
St. Jude Medical Inc.	2.200%	9/15/13	450	458
St. Jude Medical Inc.	3.750%	7/15/14	3,225	3,406
St. Jude Medical Inc.	2.500%	1/15/16	975	1,018
Stryker Corp.	3.000%	1/15/15	1,375	1,449
Stryker Corp.	2.000%	9/30/16	1,500	1,562
Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	6,625	6,967
Teva Pharmaceutical Finance II BV /
Teva Pharmaceutical Finance III LLC	3.000%	6/15/15	800	851
Teva Pharmaceutical Finance IV LLC	1.700%	11/10/14	3,475	3,555
Thermo Fisher Scientific Inc.	2.050%	2/21/14	350	357
Thermo Fisher Scientific Inc.	3.250%	11/20/14	150	158
Thermo Fisher Scientific Inc.	3.200%	5/1/15	1,375	1,453
Thermo Fisher Scientific Inc.	5.000%	6/1/15	2,000	2,210
Thermo Fisher Scientific Inc.	3.200%	3/1/16	3,710	3,951
Thermo Fisher Scientific Inc.	2.250%	8/15/16	2,000	2,068
Tyson Foods Inc.	6.850%	4/1/16	715	804
Unilever Capital Corp.	3.650%	2/15/14	300	314
Unilever Capital Corp.	0.450%	7/30/15	2,400	2,394
Unilever Capital Corp.	2.750%	2/10/16	1,750	1,863
Unilever Capital Corp.	0.850%	8/2/17	825	818
Whirlpool Corp.	5.500%	3/1/13	3,475	3,552
Wyeth LLC	5.500%	2/1/14	8,480	9,087
Wyeth LLC	5.500%	2/15/16	2,500	2,904
Wyeth LLC	5.450%	4/1/17	2,125	2,543
Zimmer Holdings Inc.	1.400%	11/30/14	475	479

Energy (5.6%)
Anadarko Petroleum Corp.	7.625%	3/15/14	950	1,040
Anadarko Petroleum Corp.	5.750%	6/15/14	1,560	1,679
Anadarko Petroleum Corp.	5.950%	9/15/16	7,900	9,140
Apache Corp.	6.000%	9/15/13	2,850	3,015
Apache Corp.	5.625%	1/15/17	1,425	1,690
Apache Corp.	1.750%	4/15/17	100	103
BP Capital Markets plc	5.250%	11/7/13	8,990	9,483
BP Capital Markets plc	3.625%	5/8/14	4,825	5,077
BP Capital Markets plc	1.700%	12/5/14	1,400	1,431
BP Capital Markets plc	3.875%	3/10/15	10,125	10,907
BP Capital Markets plc	3.125%	10/1/15	2,050	2,195
BP Capital Markets plc	3.200%	3/11/16	2,930	3,144
BP Capital Markets plc	2.248%	11/1/16	4,250	4,447
BP Capital Markets plc	1.846%	5/5/17	5,500	5,620
Cameron International Corp.	1.600%	4/30/15	600	605
Canadian Natural Resources Ltd.	1.450%	11/14/14	2,900	2,943
Canadian Natural Resources Ltd.	4.900%	12/1/14	400	436
Canadian Natural Resources Ltd.	5.700%	5/15/17	3,150	3,742
Cenovus Energy Inc.	4.500%	9/15/14	2,400	2,573
Chevron Corp.	3.950%	3/3/14	6,600	6,946
ConocoPhillips	4.750%	2/1/14	1,780	1,883
ConocoPhillips	4.600%	1/15/15	8,350	9,139
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	2,900	3,444

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Devon Energy Corp.	5.625%	1/15/14	3,325	3,547
Devon Energy Corp.	2.400%	7/15/16	1,675	1,752
Devon Energy Corp.	1.875%	5/15/17	1,550	1,585
Diamond Offshore Drilling Inc.	5.150%	9/1/14	750	811
EnCana Holdings Finance Corp.	5.800%	5/1/14	4,850	5,214
Ensco plc	3.250%	3/15/16	2,125	2,269
EOG Resources Inc.	2.950%	6/1/15	4,125	4,361
Hess Corp.	7.000%	2/15/14	1,330	1,446
Husky Energy Inc.	5.900%	6/15/14	2,425	2,634
Marathon Petroleum Corp.	3.500%	3/1/16	2,700	2,861
Noble Holding International Ltd.	7.375%	3/15/14	240	261
Noble Holding International Ltd.	3.450%	8/1/15	800	843
Noble Holding International Ltd.	3.050%	3/1/16	3,900	4,073
Noble Holding International Ltd.	2.500%	3/15/17	500	515
Occidental Petroleum Corp.	1.450%	12/13/13	1,500	1,520
Occidental Petroleum Corp.	2.500%	2/1/16	800	845
Occidental Petroleum Corp.	4.125%	6/1/16	4,450	4,979
Occidental Petroleum Corp.	1.750%	2/15/17	2,550	2,633
PC Financial Partnership	5.000%	11/15/14	3,400	3,686
Petrohawk Energy Corp.	10.500%	8/1/14	700	767
Petrohawk Energy Corp.	7.875%	6/1/15	3,125	3,266
2 Phillips 66	1.950%	3/5/15	2,075	2,124
2 Phillips 66	2.950%	5/1/17	4,250	4,471
Pioneer Natural Resources Co.	5.875%	7/15/16	3,305	3,743
Shell International Finance BV	4.000%	3/21/14	10,125	10,673
Shell International Finance BV	3.100%	6/28/15	5,350	5,731
Shell International Finance BV	3.250%	9/22/15	1,775	1,920
Shell International Finance BV	5.200%	3/22/17	1,600	1,892
Shell International Finance BV	1.125%	8/21/17	2,450	2,461
Talisman Energy Inc.	5.125%	5/15/15	1,450	1,583
Total Capital Canada Ltd.	1.625%	1/28/14	2,300	2,338
Total Capital International SA	1.500%	2/17/17	5,150	5,248
Total Capital International SA	1.550%	6/28/17	4,950	5,049
Total Capital SA	3.000%	6/24/15	8,525	9,101
Total Capital SA	2.300%	3/15/16	1,450	1,519
Transocean Inc.	4.950%	11/15/15	4,295	4,679
Transocean Inc.	5.050%	12/15/16	2,000	2,216
Valero Energy Corp.	4.500%	2/1/15	4,900	5,283
Valero Energy Corp.	6.125%	6/15/17	600	717
Weatherford International Inc.	6.350%	6/15/17	1,800	2,085
Weatherford International Ltd.	5.500%	2/15/16	1,705	1,877
XTO Energy Inc.	6.250%	8/1/17	2,150	2,673

Other Industrial (0.0%)
2 URS Corp.	3.850%	4/1/17	750	754
Yale University Connecticut GO	2.900%	10/15/14	660	693

Technology (5.5%)
Adobe Systems Inc.	3.250%	2/1/15	2,250	2,375
Agilent Technologies Inc.	5.500%	9/14/15	3,750	4,209
Altera Corp.	1.750%	5/15/17	3,300	3,367
Amphenol Corp.	4.750%	11/15/14	2,800	3,010
Analog Devices Inc.	5.000%	7/1/14	125	135
Analog Devices Inc.	3.000%	4/15/16	1,000	1,077
Applied Materials Inc.	2.650%	6/15/16	2,500	2,645

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000	($000)
Arrow Electronics Inc.	3.375%	11/1/15	500	520
Avnet Inc.	6.625%	9/15/16	1,600	1,826
Broadcom Corp.	1.500%	11/1/13	500	506
Broadcom Corp.	2.375%	11/1/15	2,850	2,988
CA Inc.	6.125%	12/1/14	1,500	1,653
Cisco Systems Inc.	1.625%	3/14/14	6,775	6,906
Cisco Systems Inc.	2.900%	11/17/14	3,500	3,693
Cisco Systems Inc.	5.500%	2/22/16	8,150	9,497
Cisco Systems Inc.	3.150%	3/14/17	1,500	1,648
Dell Inc.	1.400%	9/10/13	475	479
Dell Inc.	2.300%	9/10/15	4,675	4,814
Dell Inc.	3.100%	4/1/16	425	452
Dun & Bradstreet Corp.	2.875%	11/15/15	625	642
Equifax Inc.	6.300%	7/1/17	1,300	1,537
Fiserv Inc.	3.125%	6/15/16	3,275	3,420
Google Inc.	1.250%	5/19/14	900	915
Google Inc.	2.125%	5/19/16	4,200	4,426
Harris Corp.	5.000%	10/1/15	200	219
Hewlett-Packard Co.	1.250%	9/13/13	5,900	5,929
Hewlett-Packard Co.	6.125%	3/1/14	2,768	2,958
Hewlett-Packard Co.	1.550%	5/30/14	2,825	2,843
Hewlett-Packard Co.	4.750%	6/2/14	490	519
Hewlett-Packard Co.	2.625%	12/9/14	5,150	5,309
Hewlett-Packard Co.	2.350%	3/15/15	4,125	4,166
Hewlett-Packard Co.	2.125%	9/13/15	2,950	2,961
Hewlett-Packard Co.	2.200%	12/1/15	1,275	1,282
Hewlett-Packard Co.	2.650%	6/1/16	1,220	1,241
Hewlett-Packard Co.	3.000%	9/15/16	3,900	4,000
Hewlett-Packard Co.	3.300%	12/9/16	5,905	6,123
Hewlett-Packard Co.	5.400%	3/1/17	3,850	4,247
Intel Corp.	1.950%	10/1/16	5,550	5,832
International Business Machines Corp.	6.500%	10/15/13	5,775	6,157
International Business Machines Corp.	1.250%	5/12/14	5,775	5,865
International Business Machines Corp.	0.875%	10/31/14	450	454
International Business Machines Corp.	0.550%	2/6/15	4,025	4,031
International Business Machines Corp.	0.750%	5/11/15	4,700	4,722
International Business Machines Corp.	2.000%	1/5/16	4,000	4,173
International Business Machines Corp.	1.950%	7/22/16	5,100	5,317
International Business Machines Corp.	1.250%	2/6/17	2,600	2,638
Intuit Inc.	5.750%	3/15/17	1,025	1,189
Juniper Networks Inc.	3.100%	3/15/16	900	940
Microsoft Corp.	0.875%	9/27/13	2,450	2,466
Microsoft Corp.	2.950%	6/1/14	6,950	7,262
Microsoft Corp.	1.625%	9/25/15	3,550	3,678
3 Microsoft Corp.	2.500%	2/8/16	3,752	3,994
Oracle Corp.	3.750%	7/8/14	7,330	7,783
Oracle Corp.	5.250%	1/15/16	4,050	4,671
Pitney Bowes Inc.	4.875%	8/15/14	1,800	1,885
Pitney Bowes Inc.	4.750%	1/15/16	2,750	2,866
Symantec Corp.	2.750%	9/15/15	1,600	1,659
Symantec Corp.	2.750%	6/15/17	1,050	1,073
Texas Instruments Inc.	1.375%	5/15/14	6,925	7,036
Texas Instruments Inc.	0.450%	8/3/15	1,725	1,720
Texas Instruments Inc.	2.375%	5/16/16	2,925	3,098
Tyco Electronics Group SA	1.600%	2/3/15	1,200	1,215

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Xerox Corp.	8.250%	5/15/14	450	501
Xerox Corp.	4.250%	2/15/15	11,500	12,209
Xerox Corp.	6.400%	3/15/16	1,000	1,141
Xerox Corp.	2.950%	3/15/17	2,900	2,977

Transportation (1.0%)
Burlington Northern Santa Fe LLC	7.000%	2/1/14	2,174	2,366
Burlington Northern Santa Fe LLC	5.650%	5/1/17	1,750	2,089
Canadian National Railway Co.	4.950%	1/15/14	2,825	2,996
Canadian National Railway Co.	5.800%	6/1/16	700	819
Canadian National Railway Co.	1.450%	12/15/16	600	613
1 Continental Airlines 2009-1 Pass Through Trust	9.000%	7/8/16	857	992
CSX Corp.	6.250%	4/1/15	3,671	4,173
CSX Corp.	5.600%	5/1/17	1,450	1,693
JB Hunt Transport Services Inc.	3.375%	9/15/15	300	310
Norfolk Southern Corp.	5.750%	1/15/16	3,200	3,697
Norfolk Southern Corp.	7.700%	5/15/17	800	1,019
Ryder System Inc.	5.850%	3/1/14	500	534
Ryder System Inc.	3.150%	3/2/15	525	543
Ryder System Inc.	7.200%	9/1/15	325	374
Ryder System Inc.	3.600%	3/1/16	2,600	2,752
Ryder System Inc.	2.500%	3/1/17	1,600	1,627
Ryder System Inc.	3.500%	6/1/17	1,325	1,410
Southwest Airlines Co.	5.750%	12/15/16	1,390	1,604
Southwest Airlines Co.	5.125%	3/1/17	650	724
1 UAL 2009-1 Pass Through Trust	10.400%	5/1/18	728	837
1 UAL 2009-2A Pass Through Trust	9.750%	1/15/17	2,233	2,573
Union Pacific Corp.	5.125%	2/15/14	900	956
United Parcel Service Inc.	3.875%	4/1/14	2,475	2,606
				1,933,332
Utilities (6.4%)
Electric (4.3%)
Ameren Corp.	8.875%	5/15/14	1,725	1,913
Appalachian Power Co.	3.400%	5/24/15	600	630
Arizona Public Service Co.	5.800%	6/30/14	1,800	1,952
Arizona Public Service Co.	4.650%	5/15/15	800	870
Baltimore Gas & Electric Co.	5.900%	10/1/16	1,700	2,001
Carolina Power & Light Co.	5.125%	9/15/13	75	79
Carolina Power & Light Co.	5.150%	4/1/15	237	263
Cleveland Electric Illuminating Co.	5.650%	12/15/13	75	79
Commonwealth Edison Co.	1.625%	1/15/14	6,200	6,287
Commonwealth Edison Co.	4.700%	4/15/15	600	659
Consolidated Edison Co. of New York Inc.	4.875%	2/1/13	2,500	2,545
Consolidated Edison Co. of New York Inc.	5.375%	12/15/15	2,272	2,601
Consolidated Natural Gas Co.	5.000%	12/1/14	225	244
Constellation Energy Group Inc.	4.550%	6/15/15	1,125	1,223
Consumers Energy Co.	5.500%	8/15/16	1,300	1,510
Dayton Power & Light Co.	5.125%	10/1/13	960	1,005
Dominion Resources Inc.	1.800%	3/15/14	2,775	2,824
Dominion Resources Inc.	5.150%	7/15/15	1,725	1,922
Dominion Resources Inc.	2.250%	9/1/15	1,625	1,690
Dominion Resources Inc.	1.950%	8/15/16	1,550	1,600
1 Dominion Resources Inc.	7.500%	6/30/66	1,100	1,189
DTE Energy Co.	6.350%	6/1/16	1,865	2,212
Duke Energy Carolinas LLC	5.300%	10/1/15	600	682

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Duke Energy Carolinas LLC	1.750%	12/15/16	5,125	5,311
Duke Energy Corp.	6.300%	2/1/14	2,225	2,394
Duke Energy Corp.	3.950%	9/15/14	975	1,035
Duke Energy Corp.	3.350%	4/1/15	5,050	5,339
Duke Energy Corp.	1.625%	8/15/17	600	603
Enersis SA	7.375%	1/15/14	1,500	1,602
Entergy Corp.	4.700%	1/15/17	2,900	3,112
Entergy Louisiana LLC	1.875%	12/15/14	2,000	2,054
Exelon Corp.	4.900%	6/15/15	4,450	4,875
Exelon Generation Co. LLC	5.350%	1/15/14	900	953
FirstEnergy Solutions Corp.	4.800%	2/15/15	5,350	5,739
Florida Power Corp.	5.100%	12/1/15	2,150	2,431
Georgia Power Co.	0.750%	8/10/15	1,400	1,408
Georgia Power Co.	5.700%	6/1/17	300	360
1 Integrys Energy Group Inc.	6.110%	12/1/66	500	522
Jersey Central Power & Light Co.	5.650%	6/1/17	600	706
Kentucky Utilities Co.	1.625%	11/1/15	350	360
LG&E & KU Energy LLC	2.125%	11/15/15	1,125	1,144
Louisville Gas & Electric Co.	1.625%	11/15/15	1,200	1,231
MidAmerican Energy Holdings Co.	5.875%	10/1/12	1,850	1,857
National Rural Utilities Cooperative Finance Corp.	5.500%	7/1/13	3,750	3,906
National Rural Utilities Cooperative Finance Corp.	1.000%	2/2/15	1,100	1,110
National Rural Utilities Cooperative Finance Corp.	3.050%	3/1/16	2,800	2,993
National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	250	298
NextEra Energy Capital Holdings Inc.	2.550%	11/15/13	375	382
NextEra Energy Capital Holdings Inc.	7.875%	12/15/15	3,865	4,652
1 NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	1,075	1,141
2 Niagara Mohawk Power Corp.	3.553%	10/1/14	50	53
Northern States Power Co.	1.950%	8/15/15	1,125	1,167
NSTAR Electric Co.	4.875%	4/15/14	1,000	1,062
Ohio Power Co.	5.750%	9/1/13	107	112
Ohio Power Co.	6.000%	6/1/16	3,450	4,028
Oncor Electric Delivery Co. LLC	6.375%	1/15/15	2,100	2,329
Pacific Gas & Electric Co.	6.250%	12/1/13	310	331
Pacific Gas & Electric Co.	4.800%	3/1/14	7,550	8,004
Peco Energy Co.	5.000%	10/1/14	25	27
Pepco Holdings Inc.	2.700%	10/1/15	500	519
PG&E Corp.	5.750%	4/1/14	50	54
PPL Energy Supply LLC	5.400%	8/15/14	75	80
PPL Energy Supply LLC	6.200%	5/15/16	1,850	2,098
Progress Energy Inc.	6.050%	3/15/14	4,000	4,321
PSEG Power LLC	5.000%	4/1/14	100	106
PSEG Power LLC	5.500%	12/1/15	975	1,090
PSEG Power LLC	2.750%	9/15/16	300	313
Public Service Co. of Colorado	7.875%	10/1/12	1,315	1,322
Public Service Electric & Gas Co.	2.700%	5/1/15	7,400	7,820
San Diego Gas & Electric Co.	5.300%	11/15/15	300	343
Scottish Power Ltd.	5.375%	3/15/15	1,500	1,557
Sierra Pacific Power Co.	6.000%	5/15/16	4,050	4,735
Southern California Edison Co.	5.750%	3/15/14	2,975	3,212
Southern California Edison Co.	4.150%	9/15/14	1,089	1,166
Southern California Edison Co.	4.650%	4/1/15	600	659
Southern California Edison Co.	5.000%	1/15/16	1,000	1,141
Southern Co.	4.150%	5/15/14	1,141	1,207
Southern Co.	2.375%	9/15/15	4,450	4,613

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Southern Co.	1.950%	9/1/16	4,700	4,863
Southern Power Co.	4.875%	7/15/15	1,875	2,067
Southwestern Electric Power Co.	5.550%	1/15/17	675	766
TECO Finance Inc.	4.000%	3/15/16	725	776
TransAlta Corp.	4.750%	1/15/15	2,300	2,408
Union Electric Co.	6.400%	6/15/17	1,440	1,758
Wisconsin Electric Power Co.	6.000%	4/1/14	2,550	2,769
1 Wisconsin Energy Corp.	6.250%	5/15/67	2,275	2,412

Natural Gas (2.1%)
AGL Capital Corp.	6.375%	7/15/16	675	780
Atmos Energy Corp.	4.950%	10/15/14	105	114
Boardwalk Pipelines LP	5.500%	2/1/17	1,700	1,872
CenterPoint Energy Resources Corp.	6.150%	5/1/16	1,350	1,564
DCP Midstream Operating LP	3.250%	10/1/15	200	204
El Paso Natural Gas Co.	5.950%	4/15/17	1,750	2,009
Enbridge Energy Partners LP	5.875%	12/15/16	1,000	1,160
Enbridge Inc.	5.800%	6/15/14	325	352
Enbridge Inc.	4.900%	3/1/15	3,200	3,481
Energy Transfer Partners LP	5.950%	2/1/15	6,300	6,907
Energy Transfer Partners LP	6.125%	2/15/17	1,000	1,150
Enterprise Products Operating LLC	9.750%	1/31/14	425	476
Enterprise Products Operating LLC	5.600%	10/15/14	3,800	4,158
Enterprise Products Operating LLC	5.000%	3/1/15	206	225
Enterprise Products Operating LLC	3.700%	6/1/15	1,300	1,391
Enterprise Products Operating LLC	1.250%	8/13/15	1,225	1,234
Enterprise Products Operating LLC	3.200%	2/1/16	2,250	2,382
Kinder Morgan Energy Partners LP	5.000%	12/15/13	1,850	1,946
Kinder Morgan Energy Partners LP	5.625%	2/15/15	110	122
Kinder Morgan Energy Partners LP	3.500%	3/1/16	5,500	5,886
Kinder Morgan Energy Partners LP	6.000%	2/1/17	850	993
Magellan Midstream Partners LP	5.650%	10/15/16	650	748
National Grid plc	6.300%	8/1/16	1,800	2,087
Nisource Finance Corp.	5.400%	7/15/14	2,325	2,499
ONEOK Inc.	5.200%	6/15/15	225	245
ONEOK Partners LP	3.250%	2/1/16	1,725	1,820
ONEOK Partners LP	6.150%	10/1/16	1,675	1,956
Plains All American Pipeline LP /
PAA Finance Corp.	3.950%	9/15/15	1,200	1,300
Plains All American Pipeline LP /
PAA Finance Corp.	6.125%	1/15/17	2,500	2,965
Questar Corp.	2.750%	2/1/16	275	288
Sempra Energy	2.000%	3/15/14	7,400	7,526
Sempra Energy	2.300%	4/1/17	1,500	1,572
2 Southern Natural Gas Co. LLC	5.900%	4/1/17	2,325	2,694
Spectra Energy Capital LLC	5.668%	8/15/14	2,023	2,188
Tennessee Gas Pipeline Co. LLC	7.500%	4/1/17	450	554
Texas Gas Transmission LLC	4.600%	6/1/15	175	190
TransCanada PipeLines Ltd.	0.875%	3/2/15	2,100	2,117
TransCanada PipeLines Ltd.	3.400%	6/1/15	2,025	2,177
1 TransCanada PipeLines Ltd.	6.350%	5/15/67	2,950	3,129
Williams Partners LP	3.800%	2/15/15	4,700	4,990

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Williams Partners LP /
Williams Partners Finance Corp.	7.250%	2/1/17	1,825	2,215
				246,452
Total Corporate Bonds (Cost $3,726,279)				3,817,243
Taxable Municipal Bonds (0.0%)
Howard Hughes Medical Institute Maryland
Revenue (Cost $222)	3.450%	9/1/14	210	223

			Shares
Temporary Cash Investment (0.6%)
Money Market Fund (0.6%)
4 Vanguard Market Liquidity Fund (Cost $22,451)	0.158%		22,451,215	22,451
Total Investments (99.7%) (Cost $3,769,169)				3,860,161
Other Assets and Liabilities (0.3%)
Other Assets				44,351
Liabilities				(31,890)
				12,461
Net Assets (100%)				3,872,622

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	3,777,642
Overdistributed Net Investment Income	(201)
Accumulated Net Realized Gains	4,191
Unrealized Appreciation (Depreciation)
Investment Securities	90,992
Futures Contracts	(2)
Net Assets	3,872,622

Signal Shares—Net Assets
Applicable to 1,154,064 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	25,076
Net Asset Value Per Share—Signal Shares	$21.73

Institutional Shares—Net Assets
Applicable to 6,070,180 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	161,487
Net Asset Value Per Share—Institutional Shares	$26.60

Short-Term Corporate Bond Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 46,200,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,686,059
Net Asset Value Per Share—ETF Shares	$79.78

See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the aggregate value of these securities was $35,248,000, representing 0.9% of net assets.
3 Securities with a value of $298,000 have been segregated as initial margin for open futures contracts.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Interest[1]	69,565
Total Income	69,565
Expenses
The Vanguard Group—Note B
Investment Advisory Services	134
Management and Administrative—Signal Shares	12
Management and Administrative—Institutional Shares	80
Management and Administrative—ETF Shares	2,241
Marketing and Distribution—Signal Shares	2
Marketing and Distribution—Institutional Shares	40
Marketing and Distribution—ETF Shares	685
Custodian Fees	18
Auditing Fees	41
Shareholders’ Reports—Signal Shares	—
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	104
Trustees’ Fees and Expenses	2
Total Expenses	3,359
Net Investment Income	66,206
Realized Net Gain (Loss)
Investment Securities Sold	5,018
Futures Contracts	(608)
Realized Net Gain (Loss)	4,410
Change in Unrealized Appreciation (Depreciation)
Investment Securities	69,502
Futures Contracts	(2)
Change in Unrealized Appreciation (Depreciation)	69,500
Net Increase (Decrease) in Net Assets Resulting from Operations	140,116
1 Interest income from an affiliated company of the fund was $19,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	66,206	33,625
Realized Net Gain (Loss)	4,410	3,474
Change in Unrealized Appreciation (Depreciation)	69,500	4,900
Net Increase (Decrease) in Net Assets Resulting from Operations	140,116	41,999
Distributions
Net Investment Income
Signal Shares	(285)	(25)
Institutional Shares	(3,395)	(3,490)
ETF Shares	(62,521)	(30,249)
Realized Capital Gain[1]
Signal Shares	(7)	—
Institutional Shares	(179)	(127)
ETF Shares	(2,576)	(800)
Total Distributions	(68,963)	(34,691)
Capital Share Transactions
Signal Shares	21,240	3,477
Institutional Shares	33,072	(9,699)
ETF Shares	1,713,862	1,191,319
Net Increase (Decrease) from Capital Share Transactions	1,768,174	1,185,097
Total Increase (Decrease)	1,839,327	1,192,405
Net Assets
Beginning of Period	2,033,295	840,890
End of Period[2]	3,872,622	2,033,295

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $1,425,000 and $927,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($201,000) and ($206,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

Signal Shares
	Year	Nov. 18,
	Ended	2010[1] to
	August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$21.26	$21.21
Investment Operations
Net Investment Income	.488	.387
Net Realized and Unrealized Gain (Loss) on Investments	.494	.091
Total from Investment Operations	.982	.478
Distributions
Dividends from Net Investment Income	(.487)	(.410)
Distributions from Realized Capital Gains	(.025)	(.018)
Total Distributions	(.512)	(.428)
Net Asset Value, End of Period	$21.73	$21.26

Total Return[2]	4.69%	2.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$25	$3
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%[3]
Ratio of Net Investment Income to Average Net Assets	2.33%	2.39%[3]
Portfolio Turnover Rate[4]	65%	63%

1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares
			Nov. 19,
	Year Ended		2009[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010
Net Asset Value, Beginning of Period	$26.03	$25.90	$25.02
Investment Operations
Net Investment Income	.605	.619	.453
Net Realized and Unrealized Gain (Loss) on Investments	.599	.151	.882
Total from Investment Operations	1.204	.770	1.335
Distributions
Dividends from Net Investment Income	(.603)	(.618)	(.455)
Distributions from Realized Capital Gains	(.031)	(.022)	—
Total Distributions	(.634)	(.640)	(.455)
Net Asset Value, End of Period	$26.60	$26.03	$25.90

Total Return[2]	4.70%	3.01%	5.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$161	$125	$134
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.09%[3]
Ratio of Net Investment Income to Average Net Assets	2.36%	2.44%	2.62%[3]
Portfolio Turnover Rate[4]	65%	63%	68%

1 Inception.
2 Total returns do not include transactions fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares
			Nov. 19,
	Year Ended		2009[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010
Net Asset Value, Beginning of Period	$78.06	$77.68	$75.05
Investment Operations
Net Investment Income	1.793	1.815	1.334
Net Realized and Unrealized Gain (Loss) on Investments	1.808	.443	2.636
Total from Investment Operations	3.601	2.258	3.970
Distributions
Dividends from Net Investment Income	(1.789)	(1.813)	(1.340)
Distributions from Realized Capital Gains	(.092)	(.065)	—
Total Distributions	(1.881)	(1.878)	(1.340)
Net Asset Value, End of Period	$79.78	$78.06	$77.68

Total Return	4.68%	2.94%	5.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,686	$1,905	$707
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	2.33%	2.39%	2.56%[2]
Portfolio Turnover Rate[3]	65%	63%	68%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: Signal Shares, Institutional Shares, and ETF Shares. Signal Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2012, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of capital shares are credited to paid-in capital.

Short-Term Corporate Bond Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $532,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	20,244	—
Corporate Bonds	—	3,817,243	—
Taxable Municipal Bonds	—	223	—
Temporary Cash Investments	22,451	—	—
Futures Contracts—Liabilities[1]	(165)	—	—
Total	22,286	3,837,710	—
1 Represents variation margin on the last day of the reporting period.

Short-Term Corporate Bond Index Fund

D. At August 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	December 2012	91	11,344	(2)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $65,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2012, the fund had short-term and long-term capital gains of $1,346,000 and $3,357,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At August 31, 2012, the cost of investment securities for tax purposes was $3,769,683,000. Net unrealized appreciation of investment securities for tax purposes was $90,478,000, consisting of unrealized gains of $91,642,000 on securities that had risen in value since their purchase and $1,164,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2012, the fund purchased $2,763,189,000 of investment securities and sold $981,240,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $825,899,000 and $831,549,000, respectively. Total purchases and sales include $1,660,364,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Short-Term Corporate Bond Index Fund

G. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2012		2011[1]
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Signal Shares
Issued [2]	22,449	1,048	4,404	207
Issued in Lieu of Cash Distributions	232	11	24	1
Redeemed	(1,441)	(68)	(951)	(45)
Net Increase (Decrease)—Signal Shares	21,240	991	3,477	163
Institutional Shares
Issued [2]	72,659	2,780	20,397	785
Issued in Lieu of Cash Distributions	3,574	137	3,552	137
Redeemed	(43,161)	(1,656)	(33,648)	(1,287)
Net Increase (Decrease)—
Institutional Shares	33,072	1,261	(9,699)	(365)
ETF Shares
Issued [2]	1,713,862	21,800	1,214,469	15,600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	(23,150)	(300)
Net Increase (Decrease)—ETF Shares	1,713,862	21,800	1,191,319	15,300
1 Inception date was November 18, 2010 for Signal Shares.
2 Includes purchase fees for fiscal 2012 and 2011 of $268,000 and $177,000, respectively (fund totals).

H. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Intermediate-Term Corporate Bond Index Fund

Fund Profile
As of August 31, 2012

Share-Class Characteristics

	Signal	Institutional	ETF
	Shares	Shares	Shares
Ticker Symbol	VICSX	VICBX	VCIT
Expense Ratio[1]	0.14%	0.09%	0.14%
30-Day SEC Yield	2.87%	2.88%	2.86%

Financial Attributes

		Barclays
		5–10 Year	Barclays
		Corporate Aggregate
	Fund	Index	FA Index
Number of Bonds	1,211	1,453	7,922
Yield to Maturity
(before expenses)	2.9%	2.9%	1.7%
Average Coupon	5.3%	5.3%	3.7%
Average Duration	6.2 years	6.2 years	5.2 years
Average Maturity	7.4 years	7.4 years	7.1 years
Short-Term
Reserves	0.8%	—	—

Sector Diversification (% of portfolio)
Finance	32.0%
Industrial	57.2
Utilities	10.5
Other	0.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Distribution by Maturity (% of portfolio)
Under 1 Year	0.3%
1 - 3 Years	0.3
3 - 5 Years	0.3
5 - 10 Years	98.9
10 - 20 Years	0.2

Distribution by Credit Quality (% of portfolio)
Aaa	0.8%
Aa	6.8
A	48.3
Baa	44.1

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 29, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.12% for Signal Shares, 0.09% for Institutional Shares, and 0.12% for ETF
Shares.

Intermediate-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012
			Since	Final Value
		One	Inception	of a $10,000
		Year	(11/19/2009)	Investment
	Intermediate-Term Corporate Bond
	Index Fund ETF Shares Net Asset
	Value	10.43%	9.85%	$12,986
	Intermediate-Term Corporate Bond
	Index Fund ETF Shares Market Price	9.77	10.01	13,039
••••••••	Barclays U.S. 5–10 Year Corporate
	Bond Index	10.07	9.96	13,022

– – – –	Intermediate Investment-Grade Debt
	Funds Average	6.95	6.98	12,063
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	5.91	6.28	11,845

For a benchmark description, see the Glossary.
Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

Intermediate-Term Corporate Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2012
		Since	Final Value
	One	Inception	of a $10,000
	Year	(3/2/2010)	Investment
Intermediate-Term Corporate Bond Index
Fund Signal Shares	9.85%	9.81%	$12,634
Barclays U.S. 5–10 Year Corporate Bond
Index	10.07	10.04	12,701
Barclays U.S. Aggregate Float Adjusted Index	5.91	6.57	11,724
"Since Inception" performance is calculated from the Signal Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(11/19/2009)	Investment
Intermediate-Term Corporate Bond Index
Fund Institutional Shares	9.91%	9.71%	$6,469,731
Barclays U.S. 5–10 Year Corporate Bond
Index	10.07	9.96	6,511,101
Spliced Barclays U.S. Aggregate Float
Adjusted Index	5.91	6.28	5,922,634
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2012

		Since
	One	Inception
	Year	(11/19/2009)
Intermediate-Term Corporate Bond Index
Fund ETF Shares Market Price	9.77%	30.39%
Intermediate-Term Corporate Bond Index
Fund ETF Shares Net Asset Value	10.43	29.86
Barclays U.S. 5–10 Year Corporate Bond
Index	10.07	30.22
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.

Intermediate-Term Corporate Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2012

		Barclays
		5–10 Year
		Corporate
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	11.30%	11.41%
2011	5.65	6.19
2012	10.43	10.07

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Signal Shares	3/2/2010	10.12%	4.24%	5.10%	9.34%
Fee-Adjusted Returns		9.57			9.11
Institutional Shares	11/19/2009	10.16	4.29	4.99	9.28
Fee-Adjusted Returns		9.61			9.07
ETF Shares	11/19/2009
Market Price		10.28			9.50
Net Asset Value		10.12			9.22

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.

Intermediate-Term Corporate Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (0.9%)
U.S. Government Securities (0.9%)
United States Treasury Note/Bond	0.750%	8/15/13	440	442
United States Treasury Note/Bond	3.125%	8/31/13	235	242
United States Treasury Note/Bond	0.625%	5/31/17	195	195
United States Treasury Note/Bond	0.500%	7/31/17	1,050	1,046
United States Treasury Note/Bond	0.625%	8/31/17	16,000	16,025
United States Treasury Note/Bond	1.625%	8/15/22	7,725	7,776
Total U.S. Government and Agency Obligations (Cost $25,643)				25,726
Corporate Bonds (97.8%)
Finance (31.2%)
Banking (19.3%)
American Express Bank FSB	6.000%	9/13/17	2,330	2,821
American Express Centurion Bank	6.000%	9/13/17	2,725	3,288
American Express Co.	7.000%	3/19/18	3,950	5,016
American Express Co.	8.125%	5/20/19	4,493	6,089
Bancolombia SA	6.125%	7/26/20	1,300	1,396
Bancolombia SA	5.950%	6/3/21	2,100	2,331
Bank of America Corp.	6.000%	9/1/17	5,250	5,925
Bank of America Corp.	5.750%	12/1/17	8,100	9,071
Bank of America Corp.	5.650%	5/1/18	6,975	7,779
Bank of America Corp.	5.490%	3/15/19	700	737
Bank of America Corp.	7.625%	6/1/19	7,725	9,423
Bank of America Corp.	5.625%	7/1/20	9,475	10,450
Bank of America Corp.	5.875%	1/5/21	4,675	5,230
Bank of America Corp.	5.000%	5/13/21	3,945	4,240
Bank of America Corp.	5.700%	1/24/22	5,375	6,073
Bank of New York Mellon Corp.	4.600%	1/15/20	2,700	3,092
Bank of New York Mellon Corp.	4.150%	2/1/21	1,900	2,124
Bank of New York Mellon Corp.	3.550%	9/23/21	3,300	3,570
Bank of Nova Scotia	4.375%	1/13/21	1,675	1,952
Barclays Bank plc	6.750%	5/22/19	4,975	5,852
Barclays Bank plc	5.125%	1/8/20	6,790	7,360
Barclays Bank plc	5.140%	10/14/20	2,225	2,260
BB&T Corp.	6.850%	4/30/19	1,600	2,033
BB&T Corp.	5.250%	11/1/19	1,350	1,554
BB&T Corp.	3.950%	3/22/22	600	645
Bear Stearns Cos. LLC	6.400%	10/2/17	6,250	7,510

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bear Stearns Cos. LLC	7.250%	2/1/18	5,900	7,352
BNP Paribas SA	5.000%	1/15/21	7,175	7,758
Capital One Bank USA NA	8.800%	7/15/19	2,500	3,213
Capital One Financial Corp.	6.750%	9/15/17	4,325	5,284
Capital One Financial Corp.	4.750%	7/15/21	3,675	4,110
Citigroup Inc.	6.000%	8/15/17	1,425	1,629
Citigroup Inc.	6.125%	11/21/17	8,970	10,358
Citigroup Inc.	6.125%	5/15/18	6,700	7,776
Citigroup Inc.	8.500%	5/22/19	6,415	8,228
Citigroup Inc.	5.375%	8/9/20	6,275	7,021
Citigroup Inc.	4.500%	1/14/22	3,950	4,178
Compass Bank	6.400%	10/1/17	800	829
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	6,950	7,659
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	4,775	4,983
Credit Suisse	6.000%	2/15/18	1,550	1,728
Credit Suisse	5.300%	8/13/19	3,675	4,313
Credit Suisse	5.400%	1/14/20	1,950	2,104
Credit Suisse	4.375%	8/5/20	2,735	3,028
Deutsche Bank AG	6.000%	9/1/17	7,175	8,389
Discover Bank	8.700%	11/18/19	1,625	2,059
Discover Bank	7.000%	4/15/20	700	825
Fifth Third Bancorp	4.500%	6/1/18	1,500	1,623
Fifth Third Bancorp	3.500%	3/15/22	1,675	1,741
First Niagara Financial Group Inc.	6.750%	3/19/20	1,100	1,283
First Niagara Financial Group Inc.	7.250%	12/15/21	425	489
Goldman Sachs Group Inc.	6.250%	9/1/17	5,750	6,603
Goldman Sachs Group Inc.	5.950%	1/18/18	9,859	11,092
Goldman Sachs Group Inc.	6.150%	4/1/18	8,700	9,862
Goldman Sachs Group Inc.	7.500%	2/15/19	6,160	7,368
Goldman Sachs Group Inc.	5.375%	3/15/20	7,170	7,702
Goldman Sachs Group Inc.	6.000%	6/15/20	4,355	4,878
Goldman Sachs Group Inc.	5.250%	7/27/21	8,775	9,336
Goldman Sachs Group Inc.	5.750%	1/24/22	10,975	12,118
HSBC Bank USA NA	4.875%	8/24/20	2,880	3,054
HSBC Holdings plc	5.100%	4/5/21	8,425	9,690
HSBC Holdings plc	4.875%	1/14/22	1,300	1,491
HSBC Holdings plc	4.000%	3/30/22	3,175	3,393
HSBC USA Inc.	5.000%	9/27/20	1,950	2,057
Huntington Bancshares Inc.	7.000%	12/15/20	675	802
JPMorgan Chase & Co.	3.700%	1/20/15	50	53
JPMorgan Chase & Co.	6.000%	1/15/18	10,832	12,943
JPMorgan Chase & Co.	6.300%	4/23/19	6,875	8,376
JPMorgan Chase & Co.	4.950%	3/25/20	8,275	9,458
JPMorgan Chase & Co.	4.400%	7/22/20	3,925	4,350
JPMorgan Chase & Co.	4.250%	10/15/20	3,750	4,112
JPMorgan Chase & Co.	4.625%	5/10/21	2,725	3,040
JPMorgan Chase & Co.	4.350%	8/15/21	9,350	10,261
JPMorgan Chase & Co.	4.500%	1/24/22	7,650	8,501
JPMorgan Chase Bank NA	6.000%	10/1/17	9,585	11,287
KeyCorp	5.100%	3/24/21	1,900	2,189
Lloyds TSB Bank plc	6.375%	1/21/21	4,475	5,203
Manufacturers & Traders Trust Co.	6.625%	12/4/17	1,100	1,290
Merrill Lynch & Co. Inc.	6.875%	4/25/18	10,710	12,424

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Merrill Lynch & Co. Inc.	6.500%	7/15/18	2,493	2,848
Merrill Lynch & Co. Inc.	6.875%	11/15/18	2,225	2,580
Morgan Stanley	5.950%	12/28/17	6,625	7,093
Morgan Stanley	6.625%	4/1/18	8,500	9,345
Morgan Stanley	7.300%	5/13/19	5,140	5,769
Morgan Stanley	5.625%	9/23/19	4,465	4,625
Morgan Stanley	5.500%	1/26/20	7,750	7,913
Morgan Stanley	5.500%	7/24/20	4,220	4,313
Morgan Stanley	5.750%	1/25/21	7,700	7,946
Morgan Stanley	5.500%	7/28/21	3,200	3,278
National City Corp.	6.875%	5/15/19	1,750	2,165
Northern Trust Corp.	3.450%	11/4/20	300	327
Northern Trust Corp.	3.375%	8/23/21	2,300	2,487
Northern Trust Corp.	2.375%	8/2/22	1,275	1,266
PNC Bank NA	4.875%	9/21/17	1,375	1,554
PNC Bank NA	6.000%	12/7/17	725	864
PNC Funding Corp.	6.700%	6/10/19	1,365	1,732
PNC Funding Corp.	5.125%	2/8/20	5,225	6,163
PNC Funding Corp.	4.375%	8/11/20	2,275	2,597
PNC Funding Corp.	3.300%	3/8/22	325	343
Royal Bank of Scotland Group plc	6.400%	10/21/19	5,775	6,399
Royal Bank of Scotland plc	5.625%	8/24/20	2,850	3,142
Royal Bank of Scotland plc	6.125%	1/11/21	4,475	5,143
Sovereign Bank	8.750%	5/30/18	1,275	1,437
State Street Corp.	4.956%	3/15/18	2,975	3,288
State Street Corp.	4.375%	3/7/21	750	864
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	1,725	1,752
SunTrust Bank	7.250%	3/15/18	1,225	1,452
SunTrust Banks Inc.	6.000%	9/11/17	940	1,081
UBS AG	5.875%	12/20/17	7,625	8,863
UBS AG	5.750%	4/25/18	5,745	6,639
UBS AG	4.875%	8/4/20	3,900	4,352
UnionBanCal Corp.	3.500%	6/18/22	700	740
US Bancorp	4.125%	5/24/21	2,875	3,260
US Bancorp	3.000%	3/15/22	1,800	1,888
US Bancorp	2.950%	7/15/22	2,725	2,731
Wachovia Bank NA	6.000%	11/15/17	1,700	2,035
Wachovia Corp.	5.750%	2/1/18	7,300	8,757
Wells Fargo & Co.	5.625%	12/11/17	7,275	8,719
Wells Fargo & Co.	4.600%	4/1/21	7,900	9,111
Wells Fargo & Co.	3.500%	3/8/22	3,900	4,135
Westpac Banking Corp.	4.875%	11/19/19	6,075	6,848

Brokerage (0.8%)
Ameriprise Financial Inc.	7.300%	6/28/19	500	629
Ameriprise Financial Inc.	5.300%	3/15/20	1,450	1,673
BlackRock Inc.	6.250%	9/15/17	200	245
BlackRock Inc.	5.000%	12/10/19	3,150	3,669
BlackRock Inc.	4.250%	5/24/21	1,700	1,915
BlackRock Inc.	3.375%	6/1/22	1,650	1,743
Charles Schwab Corp.	4.450%	7/22/20	2,150	2,436
1 Charles Schwab Corp.	3.225%	9/1/22	575	576
Jefferies Group Inc.	5.125%	4/13/18	2,050	2,081
Jefferies Group Inc.	8.500%	7/15/19	1,555	1,773
Jefferies Group Inc.	6.875%	4/15/21	725	768

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Legg Mason Inc.	5.500%	5/21/19	1,250	1,309
Nomura Holdings Inc.	6.700%	3/4/20	3,325	3,824
Raymond James Financial Inc.	8.600%	8/15/19	500	627
TD Ameritrade Holding Corp.	5.600%	12/1/19	1,000	1,154

Finance Companies (2.9%)
1 Discover Financial Services	5.200%	4/27/22	900	972
GATX Corp.	4.750%	6/15/22	975	1,009
2 GE Capital Trust I	6.375%	11/15/67	1,675	1,765
General Electric Capital Corp.	5.625%	9/15/17	5,340	6,308
General Electric Capital Corp.	5.625%	5/1/18	9,259	10,968
General Electric Capital Corp.	6.000%	8/7/19	8,550	10,366
General Electric Capital Corp.	5.500%	1/8/20	1,200	1,426
General Electric Capital Corp.	5.550%	5/4/20	5,643	6,726
General Electric Capital Corp.	4.375%	9/16/20	1,550	1,722
General Electric Capital Corp.	4.625%	1/7/21	10,175	11,504
General Electric Capital Corp.	5.300%	2/11/21	4,950	5,680
General Electric Capital Corp.	4.650%	10/17/21	5,675	6,473
2 General Electric Capital Corp.	6.375%	11/15/67	2,500	2,634
HSBC Finance Corp.	6.676%	1/15/21	7,618	8,674
SLM Corp.	8.450%	6/15/18	5,875	6,807
SLM Corp.	8.000%	3/25/20	3,250	3,696
SLM Corp.	7.250%	1/25/22	1,270	1,381

Insurance (5.2%)
ACE INA Holdings Inc.	5.900%	6/15/19	1,775	2,207
AEGON Funding Co. LLC	5.750%	12/15/20	920	1,059
Aetna Inc.	6.500%	9/15/18	2,325	2,897
Aetna Inc.	3.950%	9/1/20	1,950	2,138
Aetna Inc.	4.125%	6/1/21	925	1,018
Aflac Inc.	8.500%	5/15/19	800	1,075
Aflac Inc.	4.000%	2/15/22	2,300	2,497
Alleghany Corp.	5.625%	9/15/20	100	111
Alleghany Corp.	4.950%	6/27/22	1,575	1,691
Allied World Assurance Co. Ltd.	5.500%	11/15/20	275	300
Allstate Corp.	7.450%	5/16/19	2,825	3,687
Alterra Finance LLC	6.250%	9/30/20	320	351
American Financial Group Inc.	9.875%	6/15/19	750	954
American International Group Inc.	5.850%	1/16/18	5,375	6,151
American International Group Inc.	8.250%	8/15/18	6,575	8,281
American International Group Inc.	6.400%	12/15/20	4,925	5,844
American International Group Inc.	4.875%	6/1/22	2,500	2,737
Aon Corp.	5.000%	9/30/20	1,725	1,977
Aspen Insurance Holdings Ltd.	6.000%	12/15/20	100	109
Axis Specialty Finance LLC	5.875%	6/1/20	2,750	3,080
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	2,525	3,046
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	850	966
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	1,275	1,326
Berkshire Hathaway Inc.	3.750%	8/15/21	2,125	2,338
Chubb Corp.	5.750%	5/15/18	1,025	1,266
Cigna Corp.	4.375%	12/15/20	425	466
Cigna Corp.	4.500%	3/15/21	4,325	4,805
Cigna Corp.	4.000%	2/15/22	2,000	2,149
CNA Financial Corp.	7.350%	11/15/19	1,764	2,160
CNA Financial Corp.	5.875%	8/15/20	600	691

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CNA Financial Corp.	5.750%	8/15/21	500	583
Coventry Health Care Inc.	5.450%	6/15/21	1,300	1,522
Fidelity National Financial Inc.	5.500%	9/1/22	300	310
Genworth Financial Inc.	6.515%	5/22/18	1,625	1,653
Genworth Financial Inc.	7.700%	6/15/20	900	918
Genworth Financial Inc.	7.200%	2/15/21	225	227
Genworth Financial Inc.	7.625%	9/24/21	2,325	2,374
Hanover Insurance Group Inc.	6.375%	6/15/21	725	798
Hartford Financial Services Group Inc.	4.000%	10/15/17	1,475	1,539
Hartford Financial Services Group Inc.	6.300%	3/15/18	1,000	1,141
Hartford Financial Services Group Inc.	6.000%	1/15/19	1,850	2,077
Hartford Financial Services Group Inc.	5.500%	3/30/20	150	165
Hartford Financial Services Group Inc.	5.125%	4/15/22	1,650	1,773
Humana Inc.	7.200%	6/15/18	800	967
1 ING US Inc.	5.500%	7/15/22	1,600	1,632
Lincoln National Corp.	8.750%	7/1/19	1,625	2,104
Lincoln National Corp.	4.200%	3/15/22	1,750	1,834
Manulife Financial Corp.	4.900%	9/17/20	925	1,011
Markel Corp.	7.125%	9/30/19	1,000	1,174
Markel Corp.	5.350%	6/1/21	380	415
Markel Corp.	4.900%	7/1/22	525	560
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	2,325	2,613
MetLife Inc.	6.817%	8/15/18	2,750	3,434
MetLife Inc.	7.717%	2/15/19	1,995	2,588
MetLife Inc.	4.750%	2/8/21	2,425	2,802
PartnerRe Finance B LLC	5.500%	6/1/20	3,095	3,446
Primerica Inc.	4.750%	7/15/22	750	789
Principal Financial Group Inc.	8.875%	5/15/19	800	1,058
Progressive Corp.	3.750%	8/23/21	2,400	2,623
Protective Life Corp.	7.375%	10/15/19	100	119
Prudential Financial Inc.	7.375%	6/15/19	1,625	2,033
Prudential Financial Inc.	5.375%	6/21/20	5,660	6,522
2 Prudential Financial Inc.	5.875%	9/15/42	1,075	1,083
2 Prudential Financial Inc.	8.875%	6/15/68	1,175	1,428
Reinsurance Group of America Inc.	6.450%	11/15/19	600	695
Reinsurance Group of America Inc.	5.000%	6/1/21	1,270	1,339
Swiss Re Solutions Holding Corp.	6.450%	3/1/19	350	401
Travelers Cos. Inc.	5.750%	12/15/17	700	858
Travelers Cos. Inc.	5.800%	5/15/18	600	737
Travelers Cos. Inc.	5.900%	6/2/19	1,490	1,862
Travelers Cos. Inc.	3.900%	11/1/20	2,125	2,379
UnitedHealth Group Inc.	6.000%	2/15/18	3,570	4,392
UnitedHealth Group Inc.	3.875%	10/15/20	1,275	1,407
UnitedHealth Group Inc.	4.700%	2/15/21	800	926
UnitedHealth Group Inc.	3.375%	11/15/21	725	774
UnitedHealth Group Inc.	2.875%	3/15/22	1,900	1,945
Unum Group	5.625%	9/15/20	825	910
WellPoint Inc.	5.250%	1/15/16	100	112
WellPoint Inc.	7.000%	2/15/19	2,725	3,400
WellPoint Inc.	4.350%	8/15/20	1,400	1,532
WellPoint Inc.	3.700%	8/15/21	875	917
WellPoint Inc.	3.125%	5/15/22	1,525	1,509
Willis Group Holdings plc	5.750%	3/15/21	1,550	1,732
Willis North America Inc.	7.000%	9/29/19	1,050	1,257
WR Berkley Corp.	7.375%	9/15/19	750	902

105

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
WR Berkley Corp.	5.375%	9/15/20	1,050	1,153
XLIT Ltd.	5.750%	10/1/21	1,265	1,468

Other Finance (0.1%)
NASDAQ OMX Group Inc.	5.250%	1/16/18	500	538
NASDAQ OMX Group Inc.	5.550%	1/15/20	1,750	1,875

Real Estate Investment Trusts (2.9%)
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	1,125	1,186
BioMed Realty LP	4.250%	7/15/22	500	521
Boston Properties LP	3.700%	11/15/18	4,665	5,003
Boston Properties LP	5.875%	10/15/19	1,350	1,596
Boston Properties LP	5.625%	11/15/20	1,075	1,262
Boston Properties LP	4.125%	5/15/21	775	840
Brandywine Operating Partnership LP	4.950%	4/15/18	975	1,029
CommonWealth REIT	5.875%	9/15/20	1,300	1,369
CubeSmart LP	4.800%	7/15/22	575	605
Digital Realty Trust LP	5.875%	2/1/20	600	685
Digital Realty Trust LP	5.250%	3/15/21	1,160	1,272
Duke Realty LP	8.250%	8/15/19	1,050	1,327
Duke Realty LP	6.750%	3/15/20	1,350	1,625
Entertainment Properties Trust	5.750%	8/15/22	1,300	1,311
ERP Operating LP	4.750%	7/15/20	2,550	2,892
ERP Operating LP	4.625%	12/15/21	2,450	2,823
1 Essex Portfolio LP	3.625%	8/15/22	800	801
Federal Realty Investment Trust	3.000%	8/1/22	575	575
HCP Inc.	6.700%	1/30/18	2,550	3,041
HCP Inc.	3.750%	2/1/19	1,000	1,041
HCP Inc.	5.375%	2/1/21	2,075	2,368
HCP Inc.	3.150%	8/1/22	50	49
Health Care REIT Inc.	4.700%	9/15/17	3,725	4,047
Health Care REIT Inc.	4.125%	4/1/19	900	946
Health Care REIT Inc.	4.950%	1/15/21	1,060	1,144
Health Care REIT Inc.	5.250%	1/15/22	1,915	2,138
Healthcare Realty Trust Inc.	5.750%	1/15/21	800	881
Hospitality Properties Trust	6.700%	1/15/18	1,125	1,259
Hospitality Properties Trust	5.000%	8/15/22	725	745
Kilroy Realty LP	4.800%	7/15/18	950	1,041
Kimco Realty Corp.	5.783%	3/15/16	1,100	1,234
Kimco Realty Corp.	6.875%	10/1/19	450	549
Liberty Property LP	6.625%	10/1/17	250	294
Liberty Property LP	4.750%	10/1/20	1,320	1,432
Liberty Property LP	4.125%	6/15/22	2,400	2,512
Mack-Cali Realty LP	7.750%	8/15/19	1,275	1,576
Mack-Cali Realty LP	4.500%	4/18/22	200	212
National Retail Properties Inc.	6.875%	10/15/17	1,250	1,489
National Retail Properties Inc.	3.800%	10/15/22	325	331
ProLogis LP	6.625%	5/15/18	3,500	4,139
ProLogis LP	7.375%	10/30/19	450	558
ProLogis LP	6.875%	3/15/20	1,675	2,021
Realty Income Corp.	6.750%	8/15/19	1,000	1,213
Realty Income Corp.	5.750%	1/15/21	450	526
Simon Property Group LP	2.150%	9/15/17	650	670
Simon Property Group LP	6.125%	5/30/18	1,775	2,157
Simon Property Group LP	10.350%	4/1/19	1,250	1,795

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Simon Property Group LP	5.650%	2/1/20	4,324	5,183
Simon Property Group LP	4.375%	3/1/21	1,525	1,711
Simon Property Group LP	4.125%	12/1/21	2,150	2,372
Simon Property Group LP	3.375%	3/15/22	800	844
UDR Inc.	4.250%	6/1/18	1,125	1,229
UDR Inc.	4.625%	1/10/22	500	551
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	1,825	1,944
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	2,495	2,735
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	650	695
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	275	272
Vornado Realty LP	5.000%	1/15/22	700	767
Washington REIT	4.950%	10/1/20	425	463
				933,699
Industrial (56.2%)
Basic Industry (7.0%)
Agrium Inc.	6.750%	1/15/19	250	313
Air Products & Chemicals Inc.	3.000%	11/3/21	1,225	1,298
Albemarle Corp.	4.500%	12/15/20	125	139
Alcoa Inc.	6.500%	6/15/18	865	974
Alcoa Inc.	6.750%	7/15/18	2,525	2,880
Alcoa Inc.	5.720%	2/23/19	2,000	2,147
Alcoa Inc.	6.150%	8/15/20	1,625	1,760
Alcoa Inc.	5.400%	4/15/21	4,100	4,227
Allegheny Technologies Inc.	9.375%	6/1/19	900	1,161
Allegheny Technologies Inc.	5.950%	1/15/21	265	288
AngloGold Ashanti Holdings plc	5.375%	4/15/20	2,200	2,330
AngloGold Ashanti Holdings plc	5.125%	8/1/22	1,175	1,196
ArcelorMittal	6.125%	6/1/18	3,000	3,013
ArcelorMittal	10.100%	6/1/19	3,150	3,612
ArcelorMittal	5.500%	8/5/20	3,650	3,511
ArcelorMittal	5.750%	3/1/21	4,750	4,475
ArcelorMittal	6.500%	2/25/22	1,500	1,461
Barrick Gold Corp.	6.950%	4/1/19	725	901
Barrick Gold Corp.	3.850%	4/1/22	3,275	3,380
Barrick North America Finance LLC	6.800%	9/15/18	2,300	2,857
Barrick North America Finance LLC	4.400%	5/30/21	4,200	4,553
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	3,175	4,065
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	3,950	4,188
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	2,300	2,362
Cabot Corp.	2.550%	1/15/18	500	509
Cabot Corp.	3.700%	7/15/22	650	668
Carpenter Technology Corp.	5.200%	7/15/21	200	212
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	2,675	3,221
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	350	371
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	1,175	1,236
CF Industries Inc.	6.875%	5/1/18	875	1,059
CF Industries Inc.	7.125%	5/1/20	3,165	3,933
Cliffs Natural Resources Inc.	5.900%	3/15/20	800	839
Cliffs Natural Resources Inc.	4.800%	10/1/20	1,600	1,616
Cliffs Natural Resources Inc.	4.875%	4/1/21	2,200	2,143
Dow Chemical Co.	5.700%	5/15/18	4,290	5,170
Dow Chemical Co.	8.550%	5/15/19	3,325	4,488
Dow Chemical Co.	4.250%	11/15/20	5,550	6,095
Dow Chemical Co.	4.125%	11/15/21	2,669	2,921
Eastman Chemical Co.	5.500%	11/15/19	1,525	1,797

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Eastman Chemical Co.	4.500%	1/15/21	550	610
Eastman Chemical Co.	3.600%	8/15/22	1,125	1,182
Ecolab Inc.	4.350%	12/8/21	3,700	4,199
EI du Pont de Nemours & Co.	6.000%	7/15/18	3,625	4,569
EI du Pont de Nemours & Co.	4.625%	1/15/20	2,175	2,567
EI du Pont de Nemours & Co.	3.625%	1/15/21	2,100	2,328
EI du Pont de Nemours & Co.	4.250%	4/1/21	2,000	2,330
FMC Corp.	3.950%	2/1/22	750	800
Freeport-McMoRan Copper & Gold Inc.	3.550%	3/1/22	4,275	4,257
International Paper Co.	7.950%	6/15/18	4,500	5,800
International Paper Co.	9.375%	5/15/19	2,225	3,014
International Paper Co.	7.500%	8/15/21	4,076	5,317
Kinross Gold Corp.	5.125%	9/1/21	850	867
Lubrizol Corp.	8.875%	2/1/19	1,175	1,637
Monsanto Co.	5.125%	4/15/18	1,400	1,674
Mosaic Co.	3.750%	11/15/21	700	749
Newmont Mining Corp.	5.125%	10/1/19	1,875	2,145
Newmont Mining Corp.	3.500%	3/15/22	4,275	4,301
Nucor Corp.	5.750%	12/1/17	1,700	2,070
Packaging Corp. of America	3.900%	6/15/22	1,175	1,215
Plum Creek Timberlands LP	4.700%	3/15/21	1,150	1,222
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	2,050	2,243
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	100	127
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	1,725	2,031
PPG Industries Inc.	6.650%	3/15/18	400	494
PPG Industries Inc.	3.600%	11/15/20	2,645	2,838
Praxair Inc.	4.500%	8/15/19	300	349
Praxair Inc.	4.050%	3/15/21	2,600	2,960
Praxair Inc.	3.000%	9/1/21	2,500	2,672
Praxair Inc.	2.200%	8/15/22	1,600	1,583
Rayonier Inc.	3.750%	4/1/22	725	748
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	6,085	7,595
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	3,800	5,220
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	1,000	1,054
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	2,350	2,640
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	3,400	3,650
Rio Tinto Finance USA plc	3.500%	3/22/22	1,425	1,489
Rio Tinto Finance USA plc	2.875%	8/21/22	1,900	1,869
Rohm & Haas Co.	6.000%	9/15/17	100	118
RPM International Inc.	6.125%	10/15/19	750	872
Sigma-Aldrich Corp.	3.375%	11/1/20	240	262
Southern Copper Corp.	5.375%	4/16/20	800	899
Syngenta Finance NV	3.125%	3/28/22	900	946
Teck Resources Ltd.	2.500%	2/1/18	750	754
Teck Resources Ltd.	3.000%	3/1/19	775	772
Teck Resources Ltd.	10.750%	5/15/19	2,237	2,729
Teck Resources Ltd.	4.500%	1/15/21	1,100	1,161
Teck Resources Ltd.	4.750%	1/15/22	1,425	1,532
Vale Overseas Ltd.	5.625%	9/15/19	3,700	4,117
Vale Overseas Ltd.	4.625%	9/15/20	4,600	4,836
Vale Overseas Ltd.	4.375%	1/11/22	2,815	2,878
Valspar Corp.	7.250%	6/15/19	425	526
Valspar Corp.	4.200%	1/15/22	1,775	1,914
Westlake Chemical Corp.	3.600%	7/15/22	200	201

108

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Capital Goods (5.8%)
3M Co.	2.000%	6/26/22	1,000	998
ABB Finance USA Inc.	2.875%	5/8/22	2,125	2,200
Acuity Brands Lighting Inc.	6.000%	12/15/19	200	232
1 ADT Corp.	3.500%	7/15/22	2,675	2,753
Bemis Co. Inc.	4.500%	10/15/21	2,625	2,892
Boeing Capital Corp.	2.900%	8/15/18	300	327
Boeing Co.	6.000%	3/15/19	1,025	1,294
Boeing Co.	4.875%	2/15/20	4,075	4,943
Boeing Co.	8.750%	8/15/21	300	447
Caterpillar Financial Services Corp.	5.450%	4/15/18	3,000	3,629
Caterpillar Financial Services Corp.	7.150%	2/15/19	3,775	4,960
Caterpillar Inc.	7.900%	12/15/18	3,775	5,135
Caterpillar Inc.	3.900%	5/27/21	3,425	3,925
Caterpillar Inc.	2.600%	6/26/22	850	880
Cooper US Inc.	3.875%	12/15/20	1,400	1,534
CRH America Inc.	4.125%	1/15/16	1,000	1,031
CRH America Inc.	8.125%	7/15/18	600	729
CRH America Inc.	5.750%	1/15/21	700	764
Danaher Corp.	5.400%	3/1/19	2,350	2,862
Danaher Corp.	3.900%	6/23/21	1,375	1,564
Deere & Co.	4.375%	10/16/19	2,425	2,818
Deere & Co.	2.600%	6/8/22	1,650	1,700
Dover Corp.	4.300%	3/1/21	1,750	2,040
Eaton Corp.	5.600%	5/15/18	1,000	1,192
Eaton Corp.	6.950%	3/20/19	1,085	1,390
Embraer Overseas Ltd.	6.375%	1/15/20	1,275	1,448
Embraer SA	5.150%	6/15/22	925	973
Emerson Electric Co.	4.875%	10/15/19	2,365	2,846
Emerson Electric Co.	4.250%	11/15/20	1,075	1,246
Exelis Inc.	5.550%	10/1/21	1,200	1,315
General Dynamics Corp.	3.875%	7/15/21	1,150	1,309
General Electric Co.	5.250%	12/6/17	9,600	11,400
Goodrich Corp.	4.875%	3/1/20	1,100	1,306
Goodrich Corp.	3.600%	2/1/21	2,775	3,077
Harsco Corp.	5.750%	5/15/18	1,725	1,902
Honeywell International Inc.	5.300%	3/1/18	2,500	3,042
Honeywell International Inc.	5.000%	2/15/19	500	600
Honeywell International Inc.	4.250%	3/1/21	3,642	4,290
IDEX Corp.	4.200%	12/15/21	600	628
Illinois Tool Works Inc.	6.250%	4/1/19	925	1,153
Illinois Tool Works Inc.	3.375%	9/15/21	977	1,046
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	1,724	2,130
John Deere Capital Corp.	2.800%	9/18/17	1,000	1,082
John Deere Capital Corp.	5.350%	4/3/18	1,050	1,255
John Deere Capital Corp.	2.250%	4/17/19	1,750	1,830
John Deere Capital Corp.	3.900%	7/12/21	1,200	1,348
John Deere Capital Corp.	3.150%	10/15/21	3,550	3,805
John Deere Capital Corp.	2.750%	3/15/22	675	699
Joy Global Inc.	5.125%	10/15/21	1,800	1,982
Kennametal Inc.	3.875%	2/15/22	350	366
L-3 Communications Corp.	5.200%	10/15/19	875	982
L-3 Communications Corp.	4.750%	7/15/20	3,550	3,877
L-3 Communications Corp.	4.950%	2/15/21	2,150	2,371
Lockheed Martin Corp.	4.250%	11/15/19	3,925	4,429

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lockheed Martin Corp.	3.350%	9/15/21	2,375	2,499
Northrop Grumman Corp.	5.050%	8/1/19	1,275	1,494
Northrop Grumman Corp.	3.500%	3/15/21	1,100	1,181
Parker Hannifin Corp.	5.500%	5/15/18	425	511
Raytheon Co.	6.750%	3/15/18	250	312
Raytheon Co.	4.400%	2/15/20	125	145
Raytheon Co.	3.125%	10/15/20	4,125	4,438
Republic Services Inc.	3.800%	5/15/18	3,375	3,704
Republic Services Inc.	5.500%	9/15/19	1,425	1,688
Republic Services Inc.	5.000%	3/1/20	675	783
Republic Services Inc.	5.250%	11/15/21	1,650	1,954
Republic Services Inc.	3.550%	6/1/22	2,325	2,437
Rockwell Collins Inc.	3.100%	11/15/21	1,359	1,446
Roper Industries Inc.	6.250%	9/1/19	1,100	1,332
Snap-on Inc.	6.125%	9/1/21	210	259
Sonoco Products Co.	4.375%	11/1/21	775	824
Stanley Black & Decker Inc.	3.400%	12/1/21	2,300	2,399
Textron Inc.	5.600%	12/1/17	800	889
Textron Inc.	7.250%	10/1/19	850	1,013
Tyco International Finance SA	8.500%	1/15/19	2,008	2,698
Tyco International Ltd. /
Tyco International Finance SA	6.875%	1/15/21	200	264
United Technologies Corp.	5.375%	12/15/17	2,610	3,173
United Technologies Corp.	6.125%	2/1/19	2,525	3,182
United Technologies Corp.	4.500%	4/15/20	6,300	7,449
United Technologies Corp.	3.100%	6/1/22	3,250	3,448
Waste Management Inc.	6.100%	3/15/18	2,000	2,396
Waste Management Inc.	7.375%	3/11/19	750	962
Waste Management Inc.	4.750%	6/30/20	2,425	2,795
Waste Management Inc.	4.600%	3/1/21	450	520
Xylem Inc.	4.875%	10/1/21	1,850	2,093

Communication (8.8%)
America Movil SAB de CV	5.625%	11/15/17	1,125	1,333
America Movil SAB de CV	5.000%	10/16/19	1,100	1,282
America Movil SAB de CV	5.000%	3/30/20	5,275	6,159
America Movil SAB de CV	3.125%	7/16/22	3,500	3,589
American Tower Corp.	7.000%	10/15/17	1,500	1,776
American Tower Corp.	4.500%	1/15/18	4,075	4,475
American Tower Corp.	5.050%	9/1/20	1,275	1,388
American Tower Corp.	5.900%	11/1/21	500	582
American Tower Corp.	4.700%	3/15/22	450	487
AT&T Inc.	5.500%	2/1/18	8,115	9,827
AT&T Inc.	5.600%	5/15/18	4,300	5,259
AT&T Inc.	5.800%	2/15/19	4,025	5,002
AT&T Inc.	4.450%	5/15/21	2,350	2,757
AT&T Inc.	3.875%	8/15/21	3,125	3,520
AT&T Inc.	3.000%	2/15/22	3,825	4,023
British Telecommunications plc	5.950%	1/15/18	3,750	4,471
CBS Corp.	4.625%	5/15/18	525	598
CBS Corp.	8.875%	5/15/19	1,000	1,346
CBS Corp.	5.750%	4/15/20	1,815	2,179
CBS Corp.	4.300%	2/15/21	950	1,052
CBS Corp.	3.375%	3/1/22	2,200	2,285
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	6,600	9,241

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CenturyLink Inc.	6.450%	6/15/21	5,175	5,791
CenturyLink Inc.	5.800%	3/15/22	2,000	2,138
Comcast Corp.	6.300%	11/15/17	3,650	4,495
Comcast Corp.	5.875%	2/15/18	1,600	1,938
Comcast Corp.	5.700%	5/15/18	3,900	4,726
Comcast Corp.	5.700%	7/1/19	2,590	3,142
Comcast Corp.	5.150%	3/1/20	950	1,131
Comcast Corp.	3.125%	7/15/22	2,025	2,111
Deutsche Telekom International Finance BV	6.750%	8/20/18	1,500	1,858
Deutsche Telekom International Finance BV	6.000%	7/8/19	3,000	3,639
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	5.875%	10/1/19	5,400	6,381
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	5.200%	3/15/20	3,615	4,107
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	4.600%	2/15/21	2,320	2,544
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	5.000%	3/1/21	1,750	1,968
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	3.800%	3/15/22	2,100	2,176
Discovery Communications LLC	5.625%	8/15/19	160	193
Discovery Communications LLC	5.050%	6/1/20	4,025	4,695
Discovery Communications LLC	4.375%	6/15/21	1,850	2,076
Discovery Communications LLC	3.300%	5/15/22	325	336
France Telecom SA	5.375%	7/8/19	1,650	1,912
France Telecom SA	4.125%	9/14/21	3,850	4,189
Grupo Televisa SAB	6.000%	5/15/18	1,150	1,354
GTE Corp.	6.840%	4/15/18	750	950
GTE Corp.	8.750%	11/1/21	1,175	1,692
McGraw-Hill Cos. Inc.	5.900%	11/15/17	750	882
Moody’s Corp.	5.500%	9/1/20	775	865
Moody’s Corp.	4.500%	9/1/22	1,150	1,195
NBCUniversal Media LLC	5.150%	4/30/20	5,615	6,622
NBCUniversal Media LLC	4.375%	4/1/21	3,840	4,331
News America Inc.	6.900%	3/1/19	2,525	3,194
News America Inc.	5.650%	8/15/20	500	609
News America Inc.	4.500%	2/15/21	3,850	4,406
Omnicom Group Inc.	6.250%	7/15/19	150	183
Omnicom Group Inc.	4.450%	8/15/20	2,850	3,161
Omnicom Group Inc.	3.625%	5/1/22	3,200	3,357
Qwest Communications International Inc.	7.125%	4/1/18	600	638
Qwest Corp.	6.750%	12/1/21	2,325	2,753
Reed Elsevier Capital Inc.	8.625%	1/15/19	1,700	2,181
Rogers Communications Inc.	6.800%	8/15/18	3,400	4,265
Telecom Italia Capital SA	6.999%	6/4/18	3,375	3,548
Telecom Italia Capital SA	7.175%	6/18/19	3,000	3,161
Telefonica Emisiones SAU	5.877%	7/15/19	1,835	1,785
Telefonica Emisiones SAU	5.134%	4/27/20	2,900	2,688
Telefonica Emisiones SAU	5.462%	2/16/21	3,475	3,217
Telefonos de Mexico SAB de CV	5.500%	11/15/19	500	593
Thomson Reuters Corp.	6.500%	7/15/18	1,500	1,868
Thomson Reuters Corp.	4.700%	10/15/19	2,225	2,544
Thomson Reuters Corp.	3.950%	9/30/21	1,200	1,304
Time Warner Cable Inc.	6.750%	7/1/18	5,100	6,376
Time Warner Cable Inc.	8.750%	2/14/19	3,000	4,070

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Time Warner Cable Inc.	8.250%	4/1/19	4,200	5,605
Time Warner Cable Inc.	5.000%	2/1/20	2,425	2,807
Time Warner Cable Inc.	4.125%	2/15/21	2,150	2,374
Time Warner Cable Inc.	4.000%	9/1/21	2,516	2,758
Verizon Communications Inc.	5.500%	2/15/18	4,875	5,925
Verizon Communications Inc.	6.100%	4/15/18	2,100	2,620
Verizon Communications Inc.	8.750%	11/1/18	6,900	9,677
Verizon Communications Inc.	6.350%	4/1/19	3,575	4,570
Verizon Communications Inc.	4.600%	4/1/21	1,950	2,306
Verizon Communications Inc.	3.500%	11/1/21	4,300	4,730
Virgin Media Secured Finance plc	6.500%	1/15/18	1,500	1,640
Virgin Media Secured Finance plc	5.250%	1/15/21	1,700	1,953
Vodafone Group plc	4.625%	7/15/18	1,325	1,526
Vodafone Group plc	5.450%	6/10/19	3,130	3,820
Vodafone Group plc	4.375%	3/16/21	675	785
Washington Post Co.	7.250%	2/1/19	600	715
WPP Finance 2010	4.750%	11/21/21	775	847

Consumer Cyclical (5.5%)
Advance Auto Parts Inc.	4.500%	1/15/22	1,075	1,147
AutoZone Inc.	7.125%	8/1/18	800	1,003
AutoZone Inc.	4.000%	11/15/20	750	816
AutoZone Inc.	3.700%	4/15/22	1,000	1,052
BorgWarner Inc.	4.625%	9/15/20	75	83
CVS Caremark Corp.	6.600%	3/15/19	300	385
CVS Caremark Corp.	4.750%	5/18/20	1,850	2,152
CVS Caremark Corp.	4.125%	5/15/21	3,450	3,919
Darden Restaurants Inc.	6.200%	10/15/17	775	902
Darden Restaurants Inc.	4.500%	10/15/21	625	667
eBay Inc.	3.250%	10/15/20	2,400	2,576
eBay Inc.	2.600%	7/15/22	1,350	1,361
Expedia Inc.	7.456%	8/15/18	350	410
Expedia Inc.	5.950%	8/15/20	2,650	2,903
Family Dollar Stores Inc.	5.000%	2/1/21	565	612
Ford Motor Credit Co. LLC	5.000%	5/15/18	6,275	6,746
Ford Motor Credit Co. LLC	8.125%	1/15/20	3,950	4,893
Ford Motor Credit Co. LLC	5.750%	2/1/21	2,875	3,155
Ford Motor Credit Co. LLC	5.875%	8/2/21	3,850	4,258
Gap Inc.	5.950%	4/12/21	2,125	2,295
Historic TW Inc.	6.875%	6/15/18	2,314	2,906
Home Depot Inc.	3.950%	9/15/20	1,000	1,141
Home Depot Inc.	4.400%	4/1/21	3,200	3,773
Hyatt Hotels Corp.	5.375%	8/15/21	150	169
International Game Technology	7.500%	6/15/19	1,350	1,614
International Game Technology	5.500%	6/15/20	50	55
Johnson Controls Inc.	5.000%	3/30/20	725	830
Johnson Controls Inc.	4.250%	3/1/21	200	220
Johnson Controls Inc.	3.750%	12/1/21	2,175	2,314
Kohl’s Corp.	6.250%	12/15/17	750	915
Kohl’s Corp.	4.000%	11/1/21	3,300	3,523
Lowe’s Cos. Inc.	6.100%	9/15/17	500	602
Lowe’s Cos. Inc.	4.625%	4/15/20	1,775	2,045
Lowe’s Cos. Inc.	3.750%	4/15/21	750	820
Lowe’s Cos. Inc.	3.800%	11/15/21	849	940
Lowe’s Cos. Inc.	3.120%	4/15/22	1,000	1,045

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Macy’s Retail Holdings Inc.	3.875%	1/15/22	1,750	1,887
Marriott International Inc.	3.000%	3/1/19	1,450	1,486
McDonald’s Corp.	5.800%	10/15/17	1,150	1,409
McDonald’s Corp.	5.350%	3/1/18	3,350	4,062
McDonald’s Corp.	5.000%	2/1/19	645	775
McDonald’s Corp.	3.500%	7/15/20	1,500	1,686
McDonald’s Corp.	3.625%	5/20/21	750	847
McDonald’s Corp.	2.625%	1/15/22	3,250	3,430
Nordstrom Inc.	6.250%	1/15/18	1,192	1,449
Nordstrom Inc.	4.750%	5/1/20	600	699
Nordstrom Inc.	4.000%	10/15/21	2,125	2,397
O’Reilly Automotive Inc.	4.875%	1/14/21	1,235	1,382
O’Reilly Automotive Inc.	4.625%	9/15/21	375	411
O’Reilly Automotive Inc.	3.800%	9/1/22	700	723
1 QVC Inc.	5.125%	7/2/22	1,125	1,173
Starwood Hotels & Resorts Worldwide Inc.	6.750%	5/15/18	1,150	1,354
Target Corp.	6.000%	1/15/18	2,900	3,586
Target Corp.	3.875%	7/15/20	500	567
Target Corp.	2.900%	1/15/22	5,125	5,430
Time Warner Inc.	4.875%	3/15/20	3,424	3,940
Time Warner Inc.	4.700%	1/15/21	2,175	2,480
Time Warner Inc.	4.750%	3/29/21	2,125	2,438
Time Warner Inc.	4.000%	1/15/22	1,125	1,234
Time Warner Inc.	3.400%	6/15/22	1,200	1,259
TJX Cos. Inc.	6.950%	4/15/19	1,525	1,956
Toyota Motor Credit Corp.	4.500%	6/17/20	1,625	1,890
Toyota Motor Credit Corp.	4.250%	1/11/21	625	717
Toyota Motor Credit Corp.	3.400%	9/15/21	2,125	2,318
Toyota Motor Credit Corp.	3.300%	1/12/22	2,475	2,671
VF Corp.	3.500%	9/1/21	2,600	2,807
Viacom Inc.	6.125%	10/5/17	800	966
Viacom Inc.	5.625%	9/15/19	2,000	2,386
Viacom Inc.	4.500%	3/1/21	2,305	2,604
Viacom Inc.	3.875%	12/15/21	875	951
Wal-Mart Stores Inc.	5.800%	2/15/18	3,650	4,547
Wal-Mart Stores Inc.	4.125%	2/1/19	265	304
Wal-Mart Stores Inc.	3.625%	7/8/20	4,175	4,693
Wal-Mart Stores Inc.	3.250%	10/25/20	4,715	5,191
Wal-Mart Stores Inc.	4.250%	4/15/21	2,100	2,469
Walgreen Co.	5.250%	1/15/19	2,015	2,338
Walt Disney Co.	3.750%	6/1/21	4,100	4,608
Walt Disney Co.	2.750%	8/16/21	750	787
Walt Disney Co.	2.550%	2/15/22	800	823
Western Union Co.	3.650%	8/22/18	650	720
Western Union Co.	5.253%	4/1/20	600	698
Wyndham Worldwide Corp.	5.750%	2/1/18	2,000	2,238
Wyndham Worldwide Corp.	4.250%	3/1/22	875	885
Yum! Brands Inc.	6.250%	3/15/18	1,600	1,917
Yum! Brands Inc.	5.300%	9/15/19	900	1,057
Yum! Brands Inc.	3.875%	11/1/20	1,375	1,491

Consumer Noncyclical (14.5%)
Abbott Laboratories	5.600%	11/30/17	3,550	4,354
Abbott Laboratories	5.125%	4/1/19	4,100	4,943
Abbott Laboratories	4.125%	5/27/20	2,660	3,068

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Allergan Inc.	3.375%	9/15/20	1,125	1,217
Altria Group Inc.	9.700%	11/10/18	8,732	12,582
Altria Group Inc.	9.250%	8/6/19	3,824	5,423
Altria Group Inc.	4.750%	5/5/21	3,974	4,585
Altria Group Inc.	2.850%	8/9/22	3,050	3,031
AmerisourceBergen Corp.	4.875%	11/15/19	1,720	2,009
AmerisourceBergen Corp.	3.500%	11/15/21	1,000	1,086
Amgen Inc.	5.700%	2/1/19	2,920	3,475
Amgen Inc.	3.450%	10/1/20	1,375	1,448
Amgen Inc.	4.100%	6/15/21	5,600	6,161
Amgen Inc.	3.875%	11/15/21	5,225	5,645
Amgen Inc.	3.625%	5/15/22	1,100	1,163
Anheuser-Busch Cos. LLC	5.500%	1/15/18	2,925	3,528
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	6,040	8,132
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	1,150	1,523
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	3,875	4,750
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	2,125	2,556
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	1,950	2,283
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	7,325	7,419
Archer-Daniels-Midland Co.	5.450%	3/15/18	500	602
Archer-Daniels-Midland Co.	4.479%	3/1/21	2,925	3,379
AstraZeneca plc	5.900%	9/15/17	3,750	4,590
Avon Products Inc.	6.500%	3/1/19	1,800	1,901
Baxter International Inc.	4.500%	8/15/19	1,450	1,700
Baxter International Inc.	4.250%	3/15/20	1,400	1,605
Baxter International Inc.	2.400%	8/15/22	1,125	1,136
Beam Inc.	3.250%	5/15/22	475	492
Becton Dickinson & Co.	3.250%	11/12/20	2,460	2,683
Becton Dickinson & Co.	3.125%	11/8/21	3,250	3,483
Biogen Idec Inc.	6.875%	3/1/18	1,625	2,003
Boston Scientific Corp.	6.000%	1/15/20	2,675	3,201
Bottling Group LLC	5.125%	1/15/19	2,815	3,365
Bristol-Myers Squibb Co.	5.450%	5/1/18	1,155	1,406
Bristol-Myers Squibb Co.	2.000%	8/1/22	2,450	2,380
Bunge Ltd. Finance Corp.	8.500%	6/15/19	1,450	1,838
Campbell Soup Co.	4.500%	2/15/19	700	805
Campbell Soup Co.	4.250%	4/15/21	825	939
Campbell Soup Co.	2.500%	8/2/22	1,575	1,572
Cardinal Health Inc.	4.625%	12/15/20	825	942
Cardinal Health Inc.	3.200%	6/15/22	1,200	1,232
CareFusion Corp.	6.375%	8/1/19	1,950	2,345
Celgene Corp.	3.950%	10/15/20	890	953
Celgene Corp.	3.250%	8/15/22	2,300	2,313
Clorox Co.	5.950%	10/15/17	260	310
Clorox Co.	3.800%	11/15/21	1,358	1,456
Coca-Cola Co.	5.350%	11/15/17	3,275	3,973
Coca-Cola Co.	1.650%	3/14/18	1,275	1,315
Coca-Cola Co.	4.875%	3/15/19	1,350	1,613
Coca-Cola Co.	3.150%	11/15/20	3,500	3,816
Coca-Cola Co.	3.300%	9/1/21	3,500	3,856
Coca-Cola Enterprises Inc.	3.500%	9/15/20	2,950	3,123
Coca-Cola Enterprises Inc.	3.250%	8/19/21	425	445
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	975	1,108
Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	975	1,421
Colgate-Palmolive Co.	2.450%	11/15/21	375	390

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Colgate-Palmolive Co.	2.300%	5/3/22	1,300	1,320
ConAgra Foods Inc.	7.000%	4/15/19	1,475	1,856
Covidien International Finance SA	6.000%	10/15/17	2,600	3,162
Covidien International Finance SA	4.200%	6/15/20	825	933
Covidien International Finance SA	3.200%	6/15/22	2,275	2,412
CR Bard Inc.	4.400%	1/15/21	1,470	1,702
Delhaize Group SA	4.125%	4/10/19	400	387
DENTSPLY International Inc.	4.125%	8/15/21	1,130	1,192
Diageo Capital plc	5.750%	10/23/17	3,875	4,741
Diageo Capital plc	4.828%	7/15/20	2,010	2,362
Diageo Investment Corp.	2.875%	5/11/22	1,400	1,460
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	770	954
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	175	180
Dr Pepper Snapple Group Inc.	3.200%	11/15/21	1,475	1,533
Energizer Holdings Inc.	4.700%	5/19/21	525	558
Energizer Holdings Inc.	4.700%	5/24/22	2,200	2,342
Estee Lauder Cos. Inc.	2.350%	8/15/22	525	523
Express Scripts Holding Co.	7.250%	6/15/19	1,775	2,292
1 Express Scripts Holding Co.	4.750%	11/15/21	1,425	1,648
1 Express Scripts Holding Co.	3.900%	2/15/22	2,375	2,588
Flowers Foods Inc.	4.375%	4/1/22	350	361
General Mills Inc.	5.650%	2/15/19	2,265	2,765
General Mills Inc.	3.150%	12/15/21	1,925	2,011
Gilead Sciences Inc.	4.500%	4/1/21	3,775	4,312
Gilead Sciences Inc.	4.400%	12/1/21	1,425	1,618
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	7,125	8,754
GlaxoSmithKline Capital plc	2.850%	5/8/22	4,850	5,066
Hasbro Inc.	6.300%	9/15/17	525	611
Hershey Co.	4.125%	12/1/20	225	256
Hillshire Brands Co.	4.100%	9/15/20	54	56
HJ Heinz Co.	2.850%	3/1/22	1,050	1,076
Hormel Foods Corp.	4.125%	4/15/21	100	114
Ingredion Inc.	4.625%	11/1/20	375	412
JM Smucker Co.	3.500%	10/15/21	1,900	2,029
Johnson & Johnson	5.150%	7/15/18	3,825	4,687
Johnson & Johnson	3.550%	5/15/21	650	748
Kaiser Foundation Hospitals	3.500%	4/1/22	675	714
Kellogg Co.	3.250%	5/21/18	4,325	4,718
Kellogg Co.	4.150%	11/15/19	75	85
Kellogg Co.	4.000%	12/15/20	1,800	2,029
Kellogg Co.	3.125%	5/17/22	450	472
Kimberly-Clark Corp.	7.500%	11/1/18	4,140	5,548
Kimberly-Clark Corp.	3.625%	8/1/20	100	111
Kimberly-Clark Corp.	3.875%	3/1/21	1,075	1,220
Koninklijke Philips Electronics NV	5.750%	3/11/18	2,925	3,532
Koninklijke Philips Electronics NV	3.750%	3/15/22	3,875	4,193
1 Kraft Foods Group Inc.	6.125%	8/23/18	1,450	1,784
1 Kraft Foods Group Inc.	5.375%	2/10/20	994	1,190
1 Kraft Foods Group Inc.	3.500%	6/6/22	5,150	5,454
Kraft Foods Inc.	6.125%	2/1/18	6,080	7,379
Kraft Foods Inc.	6.125%	8/23/18	375	464
Kraft Foods Inc.	5.375%	2/10/20	6,551	7,873
Kroger Co.	6.800%	12/15/18	425	520
Kroger Co.	6.150%	1/15/20	1,490	1,817
Kroger Co.	3.400%	4/15/22	1,568	1,620

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Laboratory Corp. of America Holdings	4.625%	11/15/20	1,650	1,822
Laboratory Corp. of America Holdings	3.750%	8/23/22	525	545
Life Technologies Corp.	6.000%	3/1/20	1,700	2,020
Life Technologies Corp.	5.000%	1/15/21	1,233	1,397
Lorillard Tobacco Co.	8.125%	6/23/19	650	835
Lorillard Tobacco Co.	6.875%	5/1/20	2,050	2,517
McCormick & Co. Inc.	3.900%	7/15/21	275	305
McKesson Corp.	4.750%	3/1/21	3,900	4,527
Mead Johnson Nutrition Co.	4.900%	11/1/19	1,350	1,556
Medco Health Solutions Inc.	7.125%	3/15/18	4,300	5,414
Medco Health Solutions Inc.	4.125%	9/15/20	725	791
Medtronic Inc.	5.600%	3/15/19	500	611
Medtronic Inc.	4.450%	3/15/20	5,800	6,699
Medtronic Inc.	3.125%	3/15/22	100	106
Merck & Co. Inc.	6.000%	9/15/17	1,150	1,424
Merck & Co. Inc.	5.000%	6/30/19	2,625	3,178
Merck & Co. Inc.	3.875%	1/15/21	4,675	5,314
Molson Coors Brewing Co.	3.500%	5/1/22	1,050	1,111
Newell Rubbermaid Inc.	4.700%	8/15/20	850	929
Newell Rubbermaid Inc.	4.000%	6/15/22	1,125	1,171
Novartis Capital Corp.	4.400%	4/24/20	4,550	5,371
Novartis Securities Investment Ltd.	5.125%	2/10/19	5,775	6,957
PepsiCo Inc.	5.000%	6/1/18	2,375	2,810
PepsiCo Inc.	7.900%	11/1/18	5,494	7,433
PepsiCo Inc.	4.500%	1/15/20	3,900	4,534
PepsiCo Inc.	3.125%	11/1/20	895	965
PepsiCo Inc.	3.000%	8/25/21	600	637
PepsiCo Inc.	2.750%	3/5/22	3,515	3,636
PerkinElmer Inc.	5.000%	11/15/21	825	916
Pfizer Inc.	6.200%	3/15/19	10,650	13,626
Pharmacia Corp.	6.500%	12/1/18	290	369
Philip Morris International Inc.	5.650%	5/16/18	4,175	5,099
Philip Morris International Inc.	4.500%	3/26/20	4,175	4,871
Philip Morris International Inc.	4.125%	5/17/21	520	586
Philip Morris International Inc.	2.900%	11/15/21	2,150	2,241
Philip Morris International Inc.	2.500%	8/22/22	1,625	1,629
Procter & Gamble Co.	4.700%	2/15/19	5,760	6,847
Procter & Gamble Co.	2.300%	2/6/22	3,174	3,249
Quest Diagnostics Inc.	4.700%	4/1/21	2,175	2,452
Ralcorp Holdings Inc.	4.950%	8/15/20	275	294
Reynolds American Inc.	7.750%	6/1/18	500	631
Safeway Inc.	5.000%	8/15/19	1,500	1,531
Safeway Inc.	3.950%	8/15/20	1,200	1,135
Safeway Inc.	4.750%	12/1/21	600	592
Sanofi	4.000%	3/29/21	5,600	6,405
St. Jude Medical Inc.	4.875%	7/15/19	500	579
Stryker Corp.	4.375%	1/15/20	500	576
Sysco Corp.	5.250%	2/12/18	970	1,169
Sysco Corp.	5.375%	3/17/19	150	183
Sysco Corp.	2.600%	6/12/22	1,050	1,082
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	1,650	1,790
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	2,350	2,554
Thermo Fisher Scientific Inc.	4.500%	3/1/21	2,175	2,464

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Thermo Fisher Scientific Inc.	3.600%	8/15/21	3,500	3,733
Tupperware Brands Corp.	4.750%	6/1/21	300	316
Tyson Foods Inc.	4.500%	6/15/22	1,775	1,788
Unilever Capital Corp.	4.800%	2/15/19	2,225	2,636
Unilever Capital Corp.	4.250%	2/10/21	2,275	2,671
Watson Pharmaceuticals Inc.	6.125%	8/15/19	375	436
Whirlpool Corp.	4.850%	6/15/21	1,350	1,408
Zimmer Holdings Inc.	4.625%	11/30/19	175	200
Zimmer Holdings Inc.	3.375%	11/30/21	1,800	1,886

Energy (7.4%)
Anadarko Petroleum Corp.	6.375%	9/15/17	4,750	5,693
Anadarko Petroleum Corp.	8.700%	3/15/19	925	1,232
Anadarko Petroleum Corp.	6.950%	6/15/19	700	875
Apache Corp.	3.625%	2/1/21	1,625	1,796
Apache Corp.	3.250%	4/15/22	3,600	3,870
Baker Hughes Inc.	7.500%	11/15/18	1,050	1,415
Baker Hughes Inc.	3.200%	8/15/21	1,700	1,834
BJ Services Co.	6.000%	6/1/18	850	1,052
BP Capital Markets plc	4.750%	3/10/19	3,450	3,992
BP Capital Markets plc	4.500%	10/1/20	3,765	4,377
BP Capital Markets plc	4.742%	3/11/21	5,050	5,933
BP Capital Markets plc	3.561%	11/1/21	1,550	1,685
BP Capital Markets plc	3.245%	5/6/22	2,275	2,419
Cameron International Corp.	6.375%	7/15/18	425	516
Cameron International Corp.	4.500%	6/1/21	350	382
Cameron International Corp.	3.600%	4/30/22	1,150	1,183
Canadian Natural Resources Ltd.	3.450%	11/15/21	3,100	3,329
Cenovus Energy Inc.	5.700%	10/15/19	2,825	3,395
Cenovus Energy Inc.	3.000%	8/15/22	1,300	1,325
Chevron Corp.	4.950%	3/3/19	3,025	3,678
ConocoPhillips	5.750%	2/1/19	6,525	8,111
ConocoPhillips	6.000%	1/15/20	3,975	5,066
Devon Energy Corp.	6.300%	1/15/19	1,350	1,678
Devon Energy Corp.	4.000%	7/15/21	2,425	2,679
Devon Energy Corp.	3.250%	5/15/22	1,350	1,407
Diamond Offshore Drilling Inc.	5.875%	5/1/19	1,250	1,514
Encana Corp.	5.900%	12/1/17	825	967
Encana Corp.	6.500%	5/15/19	1,300	1,582
Encana Corp.	3.900%	11/15/21	1,875	1,943
Ensco plc	4.700%	3/15/21	3,775	4,250
EOG Resources Inc.	5.875%	9/15/17	300	366
EOG Resources Inc.	5.625%	6/1/19	1,400	1,713
EOG Resources Inc.	4.400%	6/1/20	2,000	2,296
EOG Resources Inc.	4.100%	2/1/21	2,040	2,335
EQT Corp.	6.500%	4/1/18	1,500	1,732
EQT Corp.	8.125%	6/1/19	1,075	1,295
EQT Corp.	4.875%	11/15/21	1,175	1,239
Halliburton Co.	5.900%	9/15/18	500	625
Halliburton Co.	6.150%	9/15/19	1,750	2,188
Halliburton Co.	3.250%	11/15/21	1,350	1,459
Hess Corp.	8.125%	2/15/19	2,175	2,839
Husky Energy Inc.	7.250%	12/15/19	1,750	2,240
Husky Energy Inc.	3.950%	4/15/22	1,625	1,727
Marathon Oil Corp.	6.000%	10/1/17	2,400	2,869

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Marathon Oil Corp.	5.900%	3/15/18	2,050	2,452
Marathon Petroleum Corp.	5.125%	3/1/21	1,600	1,840
Murphy Oil Corp.	4.000%	6/1/22	900	944
Nabors Industries Inc.	6.150%	2/15/18	1,450	1,690
Nabors Industries Inc.	9.250%	1/15/19	2,800	3,636
Nabors Industries Inc.	5.000%	9/15/20	650	707
1 Nabors Industries Inc.	4.625%	9/15/21	1,350	1,439
Nabors Industries Inc.	4.625%	9/15/21	1,650	1,759
Nexen Inc.	6.200%	7/30/19	1,030	1,239
Noble Energy Inc.	8.250%	3/1/19	1,450	1,876
Noble Energy Inc.	4.150%	12/15/21	2,400	2,597
Noble Holding International Ltd.	4.900%	8/1/20	1,725	1,922
Noble Holding International Ltd.	3.950%	3/15/22	1,500	1,585
Occidental Petroleum Corp.	1.500%	2/15/18	2,850	2,896
Occidental Petroleum Corp.	4.100%	2/1/21	4,300	4,940
Petro-Canada	6.050%	5/15/18	1,725	2,107
Petrohawk Energy Corp.	7.250%	8/15/18	2,400	2,721
Petrohawk Energy Corp.	6.250%	6/1/19	2,050	2,306
1 Phillips 66	4.300%	4/1/22	4,900	5,331
Pioneer Natural Resources Co.	3.950%	7/15/22	2,825	2,953
Pride International Inc.	8.500%	6/15/19	1,050	1,385
Pride International Inc.	6.875%	8/15/20	3,250	4,099
Rowan Cos. Inc.	5.000%	9/1/17	1,150	1,246
Rowan Cos. Inc.	4.875%	6/1/22	1,500	1,581
Shell International Finance BV	4.300%	9/22/19	4,925	5,763
Shell International Finance BV	4.375%	3/25/20	1,725	2,037
Shell International Finance BV	2.375%	8/21/22	2,900	2,939
Southwestern Energy Co.	7.500%	2/1/18	1,100	1,326
1 Southwestern Energy Co.	4.100%	3/15/22	1,775	1,867
Suncor Energy Inc.	6.100%	6/1/18	5,325	6,525
Talisman Energy Inc.	7.750%	6/1/19	1,450	1,833
Talisman Energy Inc.	3.750%	2/1/21	1,560	1,626
Total Capital International SA	2.875%	2/17/22	1,600	1,677
Total Capital SA	4.450%	6/24/20	3,975	4,636
Total Capital SA	4.125%	1/28/21	2,900	3,332
Transocean Inc.	6.000%	3/15/18	1,950	2,259
Transocean Inc.	6.500%	11/15/20	3,240	3,870
Transocean Inc.	6.375%	12/15/21	2,750	3,315
Valero Energy Corp.	9.375%	3/15/19	1,450	1,948
Valero Energy Corp.	6.125%	2/1/20	4,600	5,520
Weatherford International Ltd.	6.000%	3/15/18	1,728	1,973
Weatherford International Ltd.	9.625%	3/1/19	2,900	3,756
Weatherford International Ltd.	5.125%	9/15/20	1,800	1,957
Weatherford International Ltd.	4.500%	4/15/22	200	206
XTO Energy Inc.	5.500%	6/15/18	300	373
XTO Energy Inc.	6.500%	12/15/18	1,200	1,581

Other Industrial (0.2%)
Cintas Corp. No 2	6.125%	12/1/17	875	1,061
Cintas Corp. No 2	3.250%	6/1/22	600	618
Fluor Corp.	3.375%	9/15/21	830	883
Pentair Inc.	5.000%	5/15/21	1,220	1,361
1 URS Corp.	5.000%	4/1/22	1,375	1,395
Valmont Industries Inc.	6.625%	4/20/20	1,000	1,192

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Technology (4.8%)
Adobe Systems Inc.	4.750%	2/1/20	1,625	1,830
Agilent Technologies Inc.	6.500%	11/1/17	2,775	3,362
Agilent Technologies Inc.	5.000%	7/15/20	1,525	1,746
Amphenol Corp.	4.000%	2/1/22	650	686
Applied Materials Inc.	4.300%	6/15/21	1,650	1,872
Arrow Electronics Inc.	6.000%	4/1/20	600	676
Arrow Electronics Inc.	5.125%	3/1/21	300	322
Avnet Inc.	5.875%	6/15/20	500	556
BMC Software Inc.	4.250%	2/15/22	1,700	1,729
Broadcom Corp.	2.700%	11/1/18	1,875	1,999
1 Broadcom Corp.	2.500%	8/15/22	250	250
CA Inc.	5.375%	12/1/19	1,825	2,105
Cisco Systems Inc.	4.950%	2/15/19	4,525	5,393
Cisco Systems Inc.	4.450%	1/15/20	6,420	7,528
Computer Sciences Corp.	6.500%	3/15/18	2,975	3,354
Corning Inc.	4.250%	8/15/20	1,150	1,289
Dell Inc.	5.650%	4/15/18	922	1,083
Dell Inc.	5.875%	6/15/19	250	295
Dell Inc.	4.625%	4/1/21	1,775	1,935
Fiserv Inc.	6.800%	11/20/17	1,325	1,585
Fiserv Inc.	4.625%	10/1/20	1,275	1,379
Google Inc.	3.625%	5/19/21	2,895	3,258
Harris Corp.	5.950%	12/1/17	900	1,067
Harris Corp.	6.375%	6/15/19	650	775
Harris Corp.	4.400%	12/15/20	1,775	1,939
Hewlett-Packard Co.	2.600%	9/15/17	6,425	6,359
Hewlett-Packard Co.	5.500%	3/1/18	1,525	1,710
Hewlett-Packard Co.	3.750%	12/1/20	2,475	2,435
Hewlett-Packard Co.	4.300%	6/1/21	2,725	2,736
Hewlett-Packard Co.	4.375%	9/15/21	1,675	1,678
Hewlett-Packard Co.	4.650%	12/9/21	3,975	4,073
Intel Corp.	3.300%	10/1/21	4,700	5,113
International Business Machines Corp.	5.700%	9/14/17	6,975	8,542
International Business Machines Corp.	7.625%	10/15/18	2,929	3,964
International Business Machines Corp.	2.900%	11/1/21	5,400	5,784
International Business Machines Corp.	1.875%	8/1/22	2,700	2,610
Juniper Networks Inc.	4.600%	3/15/21	590	631
KLA-Tencor Corp.	6.900%	5/1/18	1,450	1,744
Microsoft Corp.	4.200%	6/1/19	3,850	4,521
Microsoft Corp.	3.000%	10/1/20	2,000	2,198
Microsoft Corp.	4.000%	2/8/21	50	59
Motorola Solutions Inc.	6.000%	11/15/17	530	620
Motorola Solutions Inc.	3.750%	5/15/22	2,400	2,464
Oracle Corp.	5.750%	4/15/18	7,849	9,717
Oracle Corp.	5.000%	7/8/19	2,575	3,100
Oracle Corp.	3.875%	7/15/20	1,900	2,162
Pitney Bowes Inc.	5.750%	9/15/17	1,925	2,072
Pitney Bowes Inc.	6.250%	3/15/19	849	924
SAIC Inc.	4.450%	12/1/20	300	326
Symantec Corp.	4.200%	9/15/20	1,750	1,841
Symantec Corp.	3.950%	6/15/22	600	608
Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	1,775	1,806
Texas Instruments Inc.	1.650%	8/3/19	1,400	1,403
Tyco Electronics Group SA	6.550%	10/1/17	3,405	4,126

119

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tyco Electronics Group SA	3.500%	2/3/22	1,175	1,206
Xerox Corp.	6.350%	5/15/18	4,350	5,087
Xerox Corp.	5.625%	12/15/19	975	1,102
Xerox Corp.	4.500%	5/15/21	2,075	2,161

Transportation (2.2%)
2 American Airlines 2011-1 Class A
Pass Through Trust	5.250%	1/31/21	142	148
2 American Airlines 2011-2 Class A
Pass Through Trust	8.625%	4/15/23	2,402	2,558
2 American Airlines Pass Through Trust 2009-1A	10.375%	7/2/19	622	675
Burlington Northern Santa Fe LLC	5.750%	3/15/18	4,200	5,076
Burlington Northern Santa Fe LLC	4.700%	10/1/19	160	184
Burlington Northern Santa Fe LLC	3.450%	9/15/21	1,700	1,808
Burlington Northern Santa Fe LLC	3.050%	3/15/22	825	851
Burlington Northern Santa Fe LLC	3.050%	9/1/22	850	877
Canadian National Railway Co.	5.550%	3/1/19	725	892
Canadian National Railway Co.	2.850%	12/15/21	2,305	2,427
Canadian Pacific Railway Co.	6.500%	5/15/18	250	302
Canadian Pacific Railway Co.	7.250%	5/15/19	1,780	2,234
Con-way Inc.	7.250%	1/15/18	200	233
2 Continental Airlines 2007-1 Class A
Pass Through Trust	5.983%	4/19/22	2,508	2,746
2 Continental Airlines 2009-2 Class A
Pass Through Trust	7.250%	11/10/19	180	206
2 Continental Airlines 2010-1 Class A
Pass Through Trust	4.750%	1/12/21	573	610
CSX Corp.	7.375%	2/1/19	1,790	2,294
CSX Corp.	3.700%	10/30/20	3,100	3,325
CSX Corp.	4.250%	6/1/21	1,250	1,396
2 Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	1,196	1,309
2 Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	12/17/19	1,396	1,592
2 Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	7/2/18	426	467
2 Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	5/23/19	1,558	1,672
2 Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	5/7/20	1,275	1,307
FedEx Corp.	8.000%	1/15/19	1,150	1,532
FedEx Corp.	2.625%	8/1/22	1,175	1,181
Norfolk Southern Corp.	5.750%	4/1/18	200	240
Norfolk Southern Corp.	5.900%	6/15/19	2,450	3,012
Norfolk Southern Corp.	3.250%	12/1/21	1,975	2,084
Norfolk Southern Corp.	3.000%	4/1/22	1,400	1,453
Ryder System Inc.	2.500%	3/1/18	1,500	1,514
2 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	69	78
Union Pacific Corp.	5.750%	11/15/17	1,000	1,197
Union Pacific Corp.	5.700%	8/15/18	1,250	1,513
Union Pacific Corp.	6.125%	2/15/20	1,150	1,442
Union Pacific Corp.	4.000%	2/1/21	2,375	2,662
Union Pacific Corp.	4.163%	7/15/22	1,312	1,486
United Parcel Service Inc.	5.500%	1/15/18	4,800	5,834
United Parcel Service Inc.	5.125%	4/1/19	1,000	1,217
United Parcel Service Inc.	3.125%	1/15/21	3,650	3,949
				1,678,609

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Utilities (10.4%)
Electric (6.2%)
Ameren Illinois Co.	6.125%	11/15/17	550	649
Appalachian Power Co.	7.950%	1/15/20	1,625	2,194
Appalachian Power Co.	4.600%	3/30/21	3,250	3,716
Arizona Public Service Co.	8.750%	3/1/19	500	667
Avista Corp.	5.950%	6/1/18	1,450	1,781
Baltimore Gas & Electric Co.	3.500%	11/15/21	1,975	2,139
Carolina Power & Light Co.	5.300%	1/15/19	1,425	1,724
Carolina Power & Light Co.	3.000%	9/15/21	300	318
Carolina Power & Light Co.	2.800%	5/15/22	1,600	1,653
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	750	753
CenterPoint Energy Inc.	6.500%	5/1/18	600	716
Commonwealth Edison Co.	5.800%	3/15/18	655	801
Commonwealth Edison Co.	4.000%	8/1/20	1,325	1,510
Commonwealth Edison Co.	3.400%	9/1/21	1,000	1,094
Consolidated Edison Co. of New York Inc.	5.850%	4/1/18	1,300	1,606
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	1,500	1,969
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	1,725	2,034
Constellation Energy Group Inc.	5.150%	12/1/20	1,500	1,717
Consumers Energy Co.	6.700%	9/15/19	3,275	4,266
Consumers Energy Co.	5.650%	4/15/20	1,075	1,345
Consumers Energy Co.	2.850%	5/15/22	500	526
Detroit Edison Co.	3.900%	6/1/21	475	536
Detroit Edison Co.	2.650%	6/15/22	1,800	1,862
Dominion Resources Inc.	6.400%	6/15/18	500	626
Dominion Resources Inc.	8.875%	1/15/19	1,975	2,706
Dominion Resources Inc.	5.200%	8/15/19	3,325	3,963
Dominion Resources Inc.	4.450%	3/15/21	2,875	3,312
Duke Energy Carolinas LLC	5.100%	4/15/18	500	597
Duke Energy Carolinas LLC	7.000%	11/15/18	1,885	2,475
Duke Energy Carolinas LLC	4.300%	6/15/20	1,375	1,597
Duke Energy Carolinas LLC	3.900%	6/15/21	1,675	1,893
Duke Energy Corp.	6.250%	6/15/18	695	851
Duke Energy Corp.	5.050%	9/15/19	2,395	2,802
Duke Energy Corp.	3.550%	9/15/21	1,000	1,062
Duke Energy Corp.	3.050%	8/15/22	925	933
Duke Energy Indiana Inc.	3.750%	7/15/20	1,300	1,447
Edison International	3.750%	9/15/17	800	855
Entergy Arkansas Inc.	3.750%	2/15/21	1,175	1,272
Entergy Corp.	5.125%	9/15/20	300	322
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	1,250	1,476
Entergy Gulf States Louisiana LLC	3.950%	10/1/20	325	349
Entergy Louisiana LLC	6.500%	9/1/18	450	542
Entergy Texas Inc.	7.125%	2/1/19	2,450	3,044
Exelon Generation Co. LLC	6.200%	10/1/17	2,900	3,450
Exelon Generation Co. LLC	5.200%	10/1/19	800	900
Exelon Generation Co. LLC	4.000%	10/1/20	4,150	4,377
FirstEnergy Solutions Corp.	6.050%	8/15/21	3,425	3,809
Florida Power Corp.	5.650%	6/15/18	1,800	2,189
Florida Power Corp.	3.100%	8/15/21	600	633
Georgia Power Co.	4.250%	12/1/19	1,905	2,171
Georgia Power Co.	2.850%	5/15/22	1,000	1,038
Great Plains Energy Inc.	4.850%	6/1/21	1,200	1,329
Kansas City Power & Light Co.	7.150%	4/1/19	1,450	1,869

121

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kentucky Utilities Co.	3.250%	11/1/20	925	1,007
LG&E & KU Energy LLC	3.750%	11/15/20	195	203
LG&E & KU Energy LLC	4.375%	10/1/21	1,375	1,499
Metropolitan Edison Co.	7.700%	1/15/19	592	758
MidAmerican Energy Co.	5.300%	3/15/18	500	601
MidAmerican Energy Holdings Co.	5.750%	4/1/18	5,325	6,425
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	3,750	5,521
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	1,000	1,067
Nevada Power Co.	6.500%	5/15/18	325	407
Nevada Power Co.	6.500%	8/1/18	685	859
Nevada Power Co.	7.125%	3/15/19	2,725	3,530
NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	1,550	1,842
NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	1,275	1,421
2 NextEra Energy Capital Holdings Inc.	7.300%	9/1/67	500	541
Northern States Power Co.	5.250%	3/1/18	1,350	1,621
Northern States Power Co.	2.150%	8/15/22	175	175
NSTAR Electric Co.	5.625%	11/15/17	3,575	4,305
NSTAR LLC	4.500%	11/15/19	744	852
Oncor Electric Delivery Co. LLC	6.800%	9/1/18	1,500	1,835
Pacific Gas & Electric Co.	5.625%	11/30/17	2,650	3,225
Pacific Gas & Electric Co.	8.250%	10/15/18	650	897
Pacific Gas & Electric Co.	3.500%	10/1/20	3,700	4,096
Pacific Gas & Electric Co.	4.250%	5/15/21	825	954
Pacific Gas & Electric Co.	3.250%	9/15/21	500	538
PacifiCorp	3.850%	6/15/21	1,900	2,142
Pennsylvania Electric Co.	6.050%	9/1/17	1,400	1,615
Pennsylvania Electric Co.	5.200%	4/1/20	350	398
PPL Electric Utilities Corp.	3.000%	9/15/21	3,275	3,487
PPL Energy Supply LLC	6.500%	5/1/18	1,200	1,418
PPL Energy Supply LLC	4.600%	12/15/21	1,525	1,623
Progress Energy Inc.	7.050%	3/15/19	2,200	2,788
Progress Energy Inc.	4.875%	12/1/19	850	987
Progress Energy Inc.	4.400%	1/15/21	1,750	1,968
Progress Energy Inc.	3.150%	4/1/22	175	178
PSEG Power LLC	5.125%	4/15/20	1,500	1,724
PSEG Power LLC	4.150%	9/15/21	1,200	1,292
Public Service Co. of Colorado	5.125%	6/1/19	1,850	2,238
Public Service Co. of New Mexico	7.950%	5/15/18	1,750	2,130
Public Service Co. of Oklahoma	4.400%	2/1/21	500	563
Public Service Electric & Gas Co.	3.500%	8/15/20	375	409
San Diego Gas & Electric Co.	3.000%	8/15/21	1,550	1,667
SCANA Corp.	4.750%	5/15/21	2,500	2,699
SCANA Corp.	4.125%	2/1/22	950	976
Southern California Edison Co.	5.500%	8/15/18	775	955
Southern California Edison Co.	3.875%	6/1/21	2,200	2,500
Southwestern Electric Power Co.	5.875%	3/1/18	300	350
Southwestern Electric Power Co.	6.450%	1/15/19	1,600	1,938
TECO Finance Inc.	6.572%	11/1/17	1,000	1,194
TECO Finance Inc.	5.150%	3/15/20	1,850	2,151
TransAlta Corp.	6.650%	5/15/18	1,050	1,183
Tucson Electric Power Co.	5.150%	11/15/21	200	221
UIL Holdings Corp.	4.625%	10/1/20	150	159
Union Electric Co.	6.700%	2/1/19	2,725	3,511
Virginia Electric & Power Co.	5.400%	4/30/18	2,400	2,923
Westar Energy Inc.	8.625%	12/1/18	1,094	1,491

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wisconsin Electric Power Co.	2.950%	9/15/21	800	855
Xcel Energy Inc.	4.700%	5/15/20	2,400	2,831

Natural Gas (4.1%)
AGL Capital Corp.	5.250%	8/15/19	750	882
AGL Capital Corp.	3.500%	9/15/21	425	455
Atmos Energy Corp.	8.500%	3/15/19	825	1,111
Boardwalk Pipelines LP	5.750%	9/15/19	500	552
British Transco Finance Inc.	6.625%	6/1/18	250	305
Buckeye Partners LP	4.875%	2/1/21	2,425	2,430
CenterPoint Energy Resources Corp.	6.000%	5/15/18	600	722
CenterPoint Energy Resources Corp.	4.500%	1/15/21	1,950	2,203
DCP Midstream Operating LP	4.950%	4/1/22	575	602
El Paso Natural Gas Co. LLC	8.625%	1/15/22	150	199
El Paso Pipeline Partners Operating Co. LLC	6.500%	4/1/20	2,200	2,568
Enbridge Energy Partners LP	6.500%	4/15/18	400	481
Enbridge Energy Partners LP	9.875%	3/1/19	1,775	2,389
Enbridge Energy Partners LP	5.200%	3/15/20	250	286
Enbridge Energy Partners LP	4.200%	9/15/21	1,950	2,098
Energy Transfer Partners LP	6.700%	7/1/18	750	891
Energy Transfer Partners LP	9.700%	3/15/19	2,164	2,811
Energy Transfer Partners LP	9.000%	4/15/19	1,207	1,534
Energy Transfer Partners LP	4.650%	6/1/21	2,150	2,287
Energy Transfer Partners LP	5.200%	2/1/22	3,000	3,301
Enterprise Products Operating LLC	6.300%	9/15/17	2,575	3,120
Enterprise Products Operating LLC	6.650%	4/15/18	375	462
Enterprise Products Operating LLC	6.500%	1/31/19	2,125	2,607
Enterprise Products Operating LLC	5.200%	9/1/20	4,200	4,926
Enterprise Products Operating LLC	4.050%	2/15/22	875	957
1 Gulf South Pipeline Co. LP	4.000%	6/15/22	750	759
Kinder Morgan Energy Partners LP	5.950%	2/15/18	2,725	3,242
Kinder Morgan Energy Partners LP	9.000%	2/1/19	1,850	2,454
Kinder Morgan Energy Partners LP	6.850%	2/15/20	3,875	4,801
Magellan Midstream Partners LP	6.550%	7/15/19	2,421	2,958
Magellan Midstream Partners LP	4.250%	2/1/21	1,200	1,315
National Fuel Gas Co.	4.900%	12/1/21	1,475	1,612
Nisource Finance Corp.	5.250%	9/15/17	1,800	2,089
Nisource Finance Corp.	6.400%	3/15/18	3,500	4,285
Nisource Finance Corp.	6.800%	1/15/19	700	843
Nisource Finance Corp.	5.450%	9/15/20	600	686
Nisource Finance Corp.	6.125%	3/1/22	900	1,089
ONEOK Inc.	4.250%	2/1/22	2,825	3,030
ONEOK Partners LP	8.625%	3/1/19	1,475	1,920
Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	1,425	1,661
Panhandle Eastern Pipe Line Co. LP	7.000%	6/15/18	750	898
Plains All American Pipeline LP /
PAA Finance Corp.	6.500%	5/1/18	2,025	2,480
Plains All American Pipeline LP /
PAA Finance Corp.	5.750%	1/15/20	1,400	1,683
Plains All American Pipeline LP /
PAA Finance Corp.	5.000%	2/1/21	1,534	1,787
Plains All American Pipeline LP /
PAA Finance Corp.	3.650%	6/1/22	1,900	2,008
Sempra Energy	6.150%	6/15/18	1,400	1,726
Sempra Energy	9.800%	2/15/19	1,550	2,184

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Southern Natural Gas Co. LLC /
Southern Natural Issuing Corp.	4.400%	6/15/21	2,400	2,576
Spectra Energy Capital LLC	6.200%	4/15/18	3,300	3,977
Spectra Energy Capital LLC	8.000%	10/1/19	800	1,039
Sunoco Logistics Partners Operations LP	4.650%	2/15/22	1,075	1,155
TransCanada PipeLines Ltd.	6.500%	8/15/18	2,975	3,746
TransCanada PipeLines Ltd.	7.125%	1/15/19	1,117	1,447
TransCanada PipeLines Ltd.	3.800%	10/1/20	3,825	4,274
TransCanada PipeLines Ltd.	2.500%	8/1/22	3,700	3,764
Transcontinental Gas Pipe Line Co. LLC	6.050%	6/15/18	400	478
Western Gas Partners LP	5.375%	6/1/21	2,150	2,399
Williams Cos. Inc.	7.875%	9/1/21	1,063	1,383
Williams Partners LP	5.250%	3/15/20	2,475	2,854
Williams Partners LP	4.125%	11/15/20	2,000	2,154
Williams Partners LP	4.000%	11/15/21	3,150	3,372
Williams Partners LP	3.350%	8/15/22	825	835

Other Utility (0.1%)
American Water Capital Corp.	6.085%	10/15/17	1,450	1,720
Veolia Environnement SA	6.000%	6/1/18	675	782
				309,852
Total Corporate Bonds (Cost $2,779,623)				2,922,160
Taxable Municipal Bonds (0.1%)
California Educational Facilities Authority Revenue
(Stanford University)	4.750%	5/1/19	1,150	1,375
Cornell University New York GO	5.450%	2/1/19	150	182
Dartmouth College New Hampshire GO	4.750%	6/1/19	200	237
Johns Hopkins University Maryland GO	5.250%	7/1/19	290	354
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	225	236
Total Taxable Municipal Bonds (Cost $2,264)				2,384

			Shares
Temporary Cash Investment (0.8%)
Money Market Fund (0.8%)
3 Vanguard Market Liquidity Fund (Cost $25,225)	0.158%		25,224,702	25,225
Total Investments (99.6%) (Cost $2,832,755)				2,975,495
Other Assets and Liabilities (0.4%)
Other Assets				39,156
Liabilities				(27,646)
				11,510
Net Assets (100%)				2,987,005

Intermediate-Term Corporate Bond Index Fund

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	2,836,282
Overdistributed Net Investment Income	(144)
Accumulated Net Realized Gains	8,127
Unrealized Appreciation (Depreciation)	142,740
Net Assets	2,987,005

Signal Shares—Net Assets
Applicable to 2,167,362 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	50,725
Net Asset Value Per Share—Signal Shares	$23.40

Institutional Shares—Net Assets
Applicable to 6,412,473 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	185,482
Net Asset Value Per Share—Institutional Shares	$28.93

ETF Shares—Net Assets
Applicable to 31,700,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,750,798
Net Asset Value Per Share—ETF Shares	$86.78

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the aggregate value of these securities was $32,921,000, representing 1.1% of net assets.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Interest[1]	66,715
Total Income	66,715
Expenses
The Vanguard Group—Note B
Investment Advisory Services	78
Management and Administrative—Signal Shares	32
Management and Administrative—Institutional Shares	81
Management and Administrative—ETF Shares	1,381
Marketing and Distribution—Signal Shares	8
Marketing and Distribution—Institutional Shares	35
Marketing and Distribution—ETF Shares	354
Custodian Fees	15
Auditing Fees	41
Shareholders’ Reports—Signal Shares	1
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	65
Trustees’ Fees and Expenses	1
Total Expenses	2,092
Net Investment Income	64,623
Realized Net Gain (Loss)
Investment Securities Sold	9,223
Futures Contracts	(848)
Realized Net Gain (Loss)	8,375
Change in Unrealized Appreciation (Depreciation) of Investment Securities	122,444
Net Increase (Decrease) in Net Assets Resulting from Operations	195,442
1 Interest income from an affiliated company of the fund was $21,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	64,623	19,805
Realized Net Gain (Loss)	8,375	2,733
Change in Unrealized Appreciation (Depreciation)	122,444	5,982
Net Increase (Decrease) in Net Assets Resulting from Operations	195,442	28,520
Distributions
Net Investment Income
Signal Shares	(1,370)	(177)
Institutional Shares	(5,086)	(1,726)
ETF Shares	(58,246)	(17,939)
Realized Capital Gain[1]
Signal Shares	(24)	(15)
Institutional Shares	(73)	(86)
ETF Shares	(699)	(1,338)
Total Distributions	(65,498)	(21,281)
Capital Share Transactions
Signal Shares	41,249	4,567
Institutional Shares	92,461	68,419
ETF Shares	1,908,873	445,610
Net Increase (Decrease) from Capital Share Transactions	2,042,583	518,596
Total Increase (Decrease)	2,172,527	525,835
Net Assets
Beginning of Period	814,478	288,643
End of Period[2]	2,987,005	814,478
1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $0 and $1,439,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($144,000) and ($65,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

Signal Shares
			March 2,
	Year Ended		2010[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010
Net Asset Value, Beginning of Period	$21.98	$21.76	$20.43
Investment Operations
Net Investment Income	.800	.876	.441
Net Realized and Unrealized Gain (Loss) on Investments[2]	1.437	.312	1.345
Total from Investment Operations	2.237	1.188	1.786
Distributions
Dividends from Net Investment Income	(.800)	(.875)	(.456)
Distributions from Realized Capital Gains	(.017)	(.093)	—
Total Distributions	(.817)	(.968)	(.456)
Net Asset Value, End of Period	$23.40	$21.98	$21.76

Total Return[3]	10.41%	5.65%	8.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$51	$7	$2
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.15%[4]
Ratio of Net Investment Income to Average Net Assets	3.62%	4.15%	4.60%[4]
Portfolio Turnover Rate[5]	69%	80%	61%

1 Inception.
2 Includes increases from purchase fees of $.01, $.02, and $.00.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares
			Nov. 19,
	Year Ended		2009[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010
Net Asset Value, Beginning of Period	$27.17	$26.90	$24.97
Investment Operations
Net Investment Income	.999	1.098	.850
Net Realized and Unrealized Gain (Loss) on Investments[2]	1.780	.383	1.933
Total from Investment Operations	2.779	1.481	2.783
Distributions
Dividends from Net Investment Income	(.998)	(1.097)	(.853)
Distributions from Realized Capital Gains	(.021)	(.114)	—
Total Distributions	(1.019)	(1.211)	(.853)
Net Asset Value, End of Period	$28.93	$27.17	$26.90

Total Return[3]	10.46%	5.70%	11.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$185	$82	$12
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.09%[4]
Ratio of Net Investment Income to Average Net Assets	3.65%	4.20%	4.66%[4]
Portfolio Turnover Rate[5]	69%	80%	61%

1 Inception.
2 Includes increases from purchase fees of $.01, $.02, and $.00.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares
			Nov. 19,
	Year Ended		2009[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010
Net Asset Value, Beginning of Period	$81.49	$80.67	$74.90
Investment Operations
Net Investment Income	2.966	3.249	2.519
Net Realized and Unrealized Gain (Loss) on Investments[2]	5.350	1.162	5.778
Total from Investment Operations	8.316	4.411	8.297
Distributions
Dividends from Net Investment Income	(2.963)	(3.248)	(2.527)
Distributions from Realized Capital Gains	(.063)	(.343)	—
Total Distributions	(3.026)	(3.591)	(2.527)
Net Asset Value, End of Period	$86.78	$81.49	$80.67

Total Return	10.43%	5.65%	11.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,751	$725	$274
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.15%[3]
Ratio of Net Investment Income to Average Net Assets	3.62%	4.15%	4.60%[3]
Portfolio Turnover Rate[4]	69%	80%	61%

1 Inception.
2 Includes increases from purchase fees of $.03, $.06, and $.01.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: Signal Shares, Institutional Shares, and ETF Shares. Signal Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

The fund had no open futures contracts at August 31, 2012. During the year ended August 31, 2012, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of capital shares are credited to paid-in capital.

Intermediate-Term Corporate Bond Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $407,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.16% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	25,726	—
Corporate Bonds	—	2,922,160	—
Taxable Municipal Bonds	—	2,384	—
Temporary Cash Investments	25,225	—	—
Total	25,225	2,950,270	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $73,000 from accumulated net realized gains to paid-in capital.

Intermediate-Term Corporate Bond Index Fund

For tax purposes, at August 31, 2012, the fund had short-term and long-term capital gains of $5,907,000 and $3,169,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

The fund had realized losses totaling $940,000 through August 31, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At August 31, 2012, the cost of investment securities for tax purposes was $2,833,704,000. Net unrealized appreciation of investment securities for tax purposes was $141,791,000, consisting of unrealized gains of $143,835,000 on securities that had risen in value since their purchase and $2,044,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2012, the fund purchased $2,491,539,000 of investment securities and sold $477,740,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $753,297,000 and $732,939,000, respectively. Total purchases and sales include $1,834,971,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Signal Shares
Issued[1]	43,804	1,965	5,732	263
Issued in Lieu of Cash Distributions	1,333	59	191	9
Redeemed	(3,888)	(171)	(1,356)	(62)
Net Increase (Decrease)—Signal Shares	41,249	1,853	4,567	210
Institutional Shares
Issued[1]	110,537	4,035	67,412	2,543
Issued in Lieu of Cash Distributions	4,616	166	1,671	63
Redeemed	(22,692)	(819)	(664)	(25)
Net Increase (Decrease)—
Institutional Shares	92,461	3,382	68,419	2,581
ETF Shares
Issued[1]	1,908,873	22,800	532,385	6,600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	(86,775)	(1,100)
Net Increase (Decrease) —ETF Shares	1,908,873	22,800	445,610	5,500
1 Includes purchase fees for fiscal 2012 and 2011 of $1,049,000 and $620,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Long-Term Corporate Bond Index Fund

Fund Profile
As of August 31, 2012

Share-Class Characteristics

	Signal	Institutional	ETF
	Shares	Shares	Shares
Ticker Symbol	VLTCX	VLCIX	VCLT
Expense Ratio[1]	0.14%	0.09%	0.14%
30-Day SEC Yield	4.35%	4.36%	4.35%

Financial Attributes

		Barclays
		10+ Year	Barclays
		Corporate	Aggregate
	Fund	Index	FA Index
Number of Bonds	1,119	1,194	7,922
Yield to Maturity
(before expenses)	4.4%	4.5%	1.7%
Average Coupon	6.2%	6.2%	3.7%
Average Duration	13.9 years	13.9 years	5.2 years
Average Maturity	24.6 years	24.6 years	7.1 years
Short-Term
Reserves	0.9%	—	—

Sector Diversification (% of portfolio)
Finance	18.4%
Industrial	63.7
Utilities	17.8
Other	0.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Maturity (% of portfolio)
Under 1 Year	0.1%
1 - 3 Years	0.1
3 - 5 Years	0.2
5 - 10 Years	0.2
10 - 20 Years	19.3
20 - 30 Years	78.7
Over 30 Years	1.4

Distribution by Credit Quality (% of portfolio)
Aaa	1.2%
Aa	7.2
A	46.8
Baa	44.8

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 29, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.12% for Signal Shares, 0.09% for Institutional Shares, and 0.12% for ETF
Shares.

Long-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012
			Since	Final Value
		One	Inception	of a $10,000
		Year	(11/19/2009)	Investment
	Long-Term Corporate Bond Index
	Fund ETF Shares Net Asset Value	19.40%	13.57%	$14,248
	Long-Term Corporate Bond Index
	Fund ETF Shares Market Price	19.16	13.96	14,383
••••••••	Barclays U.S. 10+ Year Corporate
	Bond Index	18.33	13.56	14,245

– – – –	Corporate Debt Funds BBB-Rated
	Average	9.66	9.46	12,859
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	5.91	6.28	11,845

For a benchmark description, see the Glossary.
Corporate Debt Funds BBB-Rated Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

Long-Term Corporate Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2012
		Since	Final Value
	One	Inception	of a $10,000
	Year	(1/19/2010)	Investment
Long-Term Corporate Bond Index Fund Signal
Shares	18.23%	13.64%	$13,968
Barclays U.S. 10+ Year Corporate Bond Index	18.33	14.11	14,121
Barclays U.S. Aggregate Float Adjusted Index	5.91	6.62	11,824
"Since Inception" performance is calculated from the Signal Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(11/19/2009)	Investment
Long-Term Corporate Bond Index Fund
Institutional Shares	18.25%	13.23%	$7,063,797
Barclays U.S. 10+ Year Corporate Bond Index	18.33	13.56	7,122,325
Spliced Barclays U.S. Aggregate Float
Adjusted Index	5.91	6.28	5,922,634
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2012
		Since
	One	Inception
	Year	(11/19/2009)
Long-Term Corporate Bond Index FundETF
Shares Market Price	19.16%	43.83%
Long-Term Corporate Bond Index FundETF
Shares Net Asset Value	19.40	42.48
Barclays U.S. 10+ Year Corporate Bond Index	18.33	42.45
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.

Long-Term Corporate Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2012

		Barclays
		10+ Year
		Corporate
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	14.54%	14.46%
2011	4.19	5.18
2012	19.40	18.33

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Signal Shares	1/19/2010	19.17%	5.71%	6.92%	12.63%
Fee-Adjusted Returns		17.98			12.17
Institutional Shares	11/19/2009	19.17	5.66	6.60	12.26
Fee-Adjusted Returns		17.98			11.83
ETF Shares	11/19/2009
Market Price		19.79			12.87
Net Asset Value		19.10			12.19

Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.

Long-Term Corporate Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (0.1%)
U.S. Government Securities (0.1%)
United States Treasury Note/Bond (Cost $310)	11.250%	2/15/15	245	310
Corporate Bonds (98.0%)
Finance (18.1%)
Banking (8.8%)
American Express Co.	8.150%	3/19/38	1,465	2,371
Bank of America Corp.	4.500%	4/1/15	350	372
Bank of America Corp.	5.875%	2/7/42	1,715	1,949
Bank of America NA	6.000%	10/15/36	1,400	1,587
Bank One Capital III	8.750%	9/1/30	290	400
Bank One Corp.	7.625%	10/15/26	1,280	1,645
Bank One Corp.	8.000%	4/29/27	135	177
Citigroup Inc.	6.625%	1/15/28	25	29
Citigroup Inc.	6.625%	6/15/32	1,735	1,916
Citigroup Inc.	5.875%	2/22/33	1,155	1,174
Citigroup Inc.	6.000%	10/31/33	895	941
Citigroup Inc.	5.850%	12/11/34	1,355	1,555
Citigroup Inc.	6.125%	8/25/36	2,485	2,644
Citigroup Inc.	5.875%	5/29/37	1,325	1,535
Citigroup Inc.	6.875%	3/5/38	3,090	3,970
Citigroup Inc.	8.125%	7/15/39	3,075	4,501
Citigroup Inc.	5.875%	1/30/42	1,230	1,447
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	5.250%	5/24/41	2,000	2,361
Credit Suisse USA Inc.	7.125%	7/15/32	975	1,356
Fifth Third Bancorp	8.250%	3/1/38	1,582	2,223
Goldman Sachs Capital I	6.345%	2/15/34	2,875	2,818
Goldman Sachs Group Inc.	5.950%	1/15/27	2,285	2,385
Goldman Sachs Group Inc.	6.125%	2/15/33	2,865	3,141
Goldman Sachs Group Inc.	6.450%	5/1/36	1,985	2,022
Goldman Sachs Group Inc.	6.750%	10/1/37	5,955	6,156
Goldman Sachs Group Inc.	6.250%	2/1/41	2,705	3,026
HSBC Bank USA NA	5.875%	11/1/34	2,175	2,408
HSBC Bank USA NA	5.625%	8/15/35	600	646
HSBC Bank USA NA	7.000%	1/15/39	725	935
HSBC Holdings plc	7.625%	5/17/32	95	119
HSBC Holdings plc	6.500%	5/2/36	3,450	4,053
HSBC Holdings plc	6.500%	9/15/37	3,110	3,669

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
HSBC Holdings plc	6.800%	6/1/38	1,555	1,904
HSBC Holdings plc	6.100%	1/14/42	880	1,193
JPMorgan Chase & Co.	6.400%	5/15/38	2,920	3,859
JPMorgan Chase & Co.	5.500%	10/15/40	1,460	1,748
JPMorgan Chase & Co.	5.600%	7/15/41	3,005	3,661
JPMorgan Chase & Co.	5.400%	1/6/42	1,665	1,992
Merrill Lynch & Co. Inc.	6.750%	6/1/28	540	608
Merrill Lynch & Co. Inc.	6.110%	1/29/37	2,425	2,439
Merrill Lynch & Co. Inc.	7.750%	5/14/38	2,710	3,284
Morgan Stanley	6.000%	9/27/25	300	299
Morgan Stanley	6.250%	8/9/26	1,470	1,546
Morgan Stanley	7.250%	4/1/32	1,180	1,326
Morgan Stanley	6.375%	7/24/42	2,175	2,231
UBS AG	7.750%	9/1/26	900	1,094
Wachovia Bank NA	5.850%	2/1/37	1,625	2,030
Wachovia Bank NA	6.600%	1/15/38	3,075	4,210
Wachovia Corp.	6.605%	10/1/25	565	685
Wachovia Corp.	7.500%	4/15/35	45	58
Wachovia Corp.	5.500%	8/1/35	1,765	2,014
Wachovia Corp.	6.550%	10/15/35	25	30
Wells Fargo & Co.	5.375%	2/7/35	1,185	1,434
Wells Fargo Bank NA	5.950%	8/26/36	1,575	1,990
1 Wells Fargo Capital X	5.950%	12/1/86	710	721

Brokerage (0.1%)
Jefferies Group Inc.	6.450%	6/8/27	400	407
Jefferies Group Inc.	6.250%	1/15/36	710	703

Finance Companies (2.4%)
General Electric Capital Corp.	5.550%	1/5/26	475	540
General Electric Capital Corp.	6.750%	3/15/32	7,105	9,205
General Electric Capital Corp.	6.150%	8/7/37	2,335	2,918
General Electric Capital Corp.	5.875%	1/14/38	8,190	9,917
General Electric Capital Corp.	6.875%	1/10/39	4,410	6,012
SLM Corp.	5.625%	8/1/33	710	653

Insurance (6.3%)
ACE Capital Trust II	9.700%	4/1/30	315	451
ACE INA Holdings Inc.	6.700%	5/15/36	400	577
Aetna Inc.	6.625%	6/15/36	1,680	2,202
Aetna Inc.	6.750%	12/15/37	965	1,284
Aetna Inc.	4.500%	5/15/42	455	463
Aflac Inc.	6.900%	12/17/39	145	187
Aflac Inc.	6.450%	8/15/40	885	1,098
Allstate Corp.	6.125%	12/15/32	15	19
Allstate Corp.	5.350%	6/1/33	315	374
Allstate Corp.	5.550%	5/9/35	1,015	1,263
Allstate Corp.	5.950%	4/1/36	1,020	1,304
Allstate Corp.	6.900%	5/15/38	345	484
Allstate Corp.	5.200%	1/15/42	1,080	1,308
1 Allstate Corp.	6.500%	5/15/57	525	547
American International Group Inc.	6.250%	5/1/36	1,685	2,130
1 American International Group Inc.	6.250%	3/15/87	1,160	1,163
2 American International Group Inc.	6.820%	11/15/37	150	188
1 American International Group Inc.	8.175%	5/15/68	4,640	5,545

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Aon Corp.	8.205%	1/1/27	800	963
Aon Corp.	6.250%	9/30/40	385	502
Arch Capital Group Ltd.	7.350%	5/1/34	250	317
Assurant Inc.	6.750%	2/15/34	625	716
AXA SA	8.600%	12/15/30	1,600	1,832
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	1,175	1,484
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	370	399
Chubb Corp.	6.000%	5/11/37	900	1,237
Chubb Corp.	6.500%	5/15/38	775	1,132
Cigna Corp.	7.875%	5/15/27	140	179
Cigna Corp.	6.150%	11/15/36	185	224
Cigna Corp.	5.875%	3/15/41	1,095	1,314
Cigna Corp.	5.375%	2/15/42	925	1,047
Cincinnati Financial Corp.	6.920%	5/15/28	300	365
Cincinnati Financial Corp.	6.125%	11/1/34	694	791
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	420	460
Fidelity National Financial Inc.	5.500%	9/1/22	400	414
Genworth Financial Inc.	6.500%	6/15/34	235	207
Hartford Financial Services Group Inc.	5.950%	10/15/36	55	57
Hartford Financial Services Group Inc.	6.625%	3/30/40	505	573
Hartford Financial Services Group Inc.	6.100%	10/1/41	450	481
Hartford Financial Services Group Inc.	6.625%	4/15/42	390	441
Humana Inc.	8.150%	6/15/38	145	196
Lincoln National Corp.	6.150%	4/7/36	300	336
Lincoln National Corp.	7.000%	6/15/40	1,285	1,602
Loews Corp.	6.000%	2/1/35	440	522
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	340	401
MetLife Inc.	6.500%	12/15/32	910	1,200
MetLife Inc.	6.375%	6/15/34	800	1,060
MetLife Inc.	5.700%	6/15/35	1,710	2,125
MetLife Inc.	5.875%	2/6/41	490	630
MetLife Inc.	4.125%	8/13/42	675	685
1 MetLife Inc.	6.400%	12/15/66	1,215	1,282
1 MetLife Inc.	10.750%	8/1/69	610	894
Munich Re America Corp.	7.450%	12/15/26	350	461
1 Nationwide Financial Services Inc.	6.750%	5/15/67	565	571
Principal Financial Group Inc.	6.050%	10/15/36	790	928
Progressive Corp.	6.625%	3/1/29	130	170
Progressive Corp.	6.250%	12/1/32	275	358
Protective Life Corp.	8.450%	10/15/39	315	395
Prudential Financial Inc.	5.750%	7/15/33	850	937
Prudential Financial Inc.	5.400%	6/13/35	45	48
Prudential Financial Inc.	5.900%	3/17/36	540	610
Prudential Financial Inc.	5.700%	12/14/36	950	1,051
Prudential Financial Inc.	6.625%	12/1/37	1,585	1,950
Prudential Financial Inc.	6.625%	6/21/40	40	50
Prudential Financial Inc.	6.200%	11/15/40	395	466
Prudential Financial Inc.	5.625%	5/12/41	270	302
1 Prudential Financial Inc.	5.875%	9/15/42	1,075	1,083
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	295	357
Swiss Re Solutions Holding Corp.	7.750%	6/15/30	465	585
Transatlantic Holdings Inc.	8.000%	11/30/39	280	346
Travelers Cos. Inc.	6.750%	6/20/36	855	1,221
Travelers Cos. Inc.	6.250%	6/15/37	900	1,235
Travelers Cos. Inc.	5.350%	11/1/40	1,146	1,471

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Travelers Property Casualty Corp.	6.375%	3/15/33	70	94
UnitedHealth Group Inc.	5.800%	3/15/36	1,960	2,411
UnitedHealth Group Inc.	6.500%	6/15/37	625	834
UnitedHealth Group Inc.	6.625%	11/15/37	790	1,067
UnitedHealth Group Inc.	6.875%	2/15/38	1,120	1,575
UnitedHealth Group Inc.	5.700%	10/15/40	10	13
UnitedHealth Group Inc.	5.950%	2/15/41	455	589
UnitedHealth Group Inc.	4.625%	11/15/41	1,080	1,183
UnitedHealth Group Inc.	4.375%	3/15/42	275	294
Unum Group	5.750%	8/15/42	300	312
Validus Holdings Ltd.	8.875%	1/26/40	285	348
WellPoint Inc.	5.950%	12/15/34	281	335
WellPoint Inc.	5.850%	1/15/36	1,345	1,581
WellPoint Inc.	6.375%	6/15/37	970	1,204
WellPoint Inc.	5.800%	8/15/40	695	820
WellPoint Inc.	4.625%	5/15/42	1,485	1,482
XL Group plc	6.375%	11/15/24	405	482
XL Group plc	6.250%	5/15/27	780	870

Real Estate Investment Trusts (0.5%)
Boston Properties LP	3.850%	2/1/23	1,355	1,421
BRE Properties Inc.	3.375%	1/15/23	325	324
HCP Inc.	6.750%	2/1/41	235	309
Health Care REIT Inc.	6.500%	3/15/41	500	579
National Retail Properties Inc.	3.800%	10/15/22	400	407
Omega Healthcare Investors Inc.	6.750%	10/15/22	1,050	1,168
Realty Income Corp.	5.875%	3/15/35	250	288
Simon Property Group LP	6.750%	2/1/40	820	1,132
Simon Property Group LP	4.750%	3/15/42	440	483
				219,097
Industrial (62.4%)
Basic Industry (5.3%)
Agrium Inc.	7.125%	5/23/36	530	724
Agrium Inc.	6.125%	1/15/41	425	535
Alcoa Inc.	5.900%	2/1/27	1,090	1,127
Alcoa Inc.	6.750%	1/15/28	290	318
Alcoa Inc.	5.950%	2/1/37	529	532
AngloGold Ashanti Holdings plc	6.500%	4/15/40	315	325
ArcelorMittal	7.250%	10/15/39	1,355	1,222
ArcelorMittal	7.000%	3/1/41	1,710	1,482
Barrick Gold Corp.	5.250%	4/1/42	690	751
Barrick North America Finance LLC	7.500%	9/15/38	90	123
Barrick North America Finance LLC	5.700%	5/30/41	1,340	1,546
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	1,590	1,851
BHP Billiton Finance USA Ltd.	6.420%	3/1/26	600	806
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	880	922
Cliffs Natural Resources Inc.	6.250%	10/1/40	1,171	1,147
Domtar Corp.	6.250%	9/1/42	225	233
Dow Chemical Co.	7.375%	11/1/29	1,185	1,605
Dow Chemical Co.	9.400%	5/15/39	820	1,340
Dow Chemical Co.	5.250%	11/15/41	970	1,106
Eastman Chemical Co.	4.800%	9/1/42	420	460
Ecolab Inc.	5.500%	12/8/41	835	1,046
EI du Pont de Nemours & Co.	6.500%	1/15/28	50	68
EI du Pont de Nemours & Co.	4.900%	1/15/41	1,320	1,630

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Georgia-Pacific LLC	8.000%	1/15/24	80	109
Georgia-Pacific LLC	7.375%	12/1/25	315	418
Georgia-Pacific LLC	7.250%	6/1/28	585	736
Georgia-Pacific LLC	7.750%	11/15/29	360	476
Georgia-Pacific LLC	8.875%	5/15/31	915	1,330
International Paper Co.	8.700%	6/15/38	50	72
International Paper Co.	7.300%	11/15/39	1,310	1,742
International Paper Co.	6.000%	11/15/41	850	1,014
Kinross Gold Corp.	6.875%	9/1/41	135	140
Lubrizol Corp.	6.500%	10/1/34	465	650
Monsanto Co.	5.500%	8/15/25	35	45
Monsanto Co.	5.875%	4/15/38	530	725
Monsanto Co.	3.600%	7/15/42	670	675
Mosaic Co.	4.875%	11/15/41	470	522
Newmont Mining Corp.	5.875%	4/1/35	80	92
Newmont Mining Corp.	6.250%	10/1/39	1,490	1,776
Newmont Mining Corp.	4.875%	3/15/42	1,635	1,679
Nucor Corp.	4.125%	9/15/22	1,480	1,687
Nucor Corp.	6.400%	12/1/37	330	465
Placer Dome Inc.	6.450%	10/15/35	50	59
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	670	883
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	660	853
PPG Industries Inc.	7.700%	3/15/38	445	678
PPG Industries Inc.	5.500%	11/15/40	160	196
Reliance Steel & Aluminum Co.	6.850%	11/15/36	35	39
Rio Tinto Alcan Inc.	7.250%	3/15/31	480	683
Rio Tinto Alcan Inc.	6.125%	12/15/33	319	421
Rio Tinto Alcan Inc.	5.750%	6/1/35	495	627
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	1,415	1,954
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	1,945	2,238
Rio Tinto Finance USA plc	4.750%	3/22/42	290	317
Rio Tinto Finance USA plc	4.125%	8/21/42	725	710
Rohm & Haas Co.	7.850%	7/15/29	1,400	1,906
Southern Copper Corp.	7.500%	7/27/35	1,105	1,383
Southern Copper Corp.	6.750%	4/16/40	1,490	1,738
Syngenta Finance NV	4.375%	3/28/42	225	252
Teck Resources Ltd.	3.750%	2/1/23	900	882
Teck Resources Ltd.	6.125%	10/1/35	780	848
Teck Resources Ltd.	6.000%	8/15/40	590	627
Teck Resources Ltd.	6.250%	7/15/41	2,135	2,353
Teck Resources Ltd.	5.200%	3/1/42	445	430
Teck Resources Ltd.	5.400%	2/1/43	475	461
Vale Canada Ltd.	7.200%	9/15/32	660	802
Vale Overseas Ltd.	8.250%	1/17/34	1,120	1,468
Vale Overseas Ltd.	6.875%	11/21/36	2,605	3,068
Vale Overseas Ltd.	6.875%	11/10/39	2,330	2,766
Xstrata Canada Corp.	6.200%	6/15/35	175	188

Capital Goods (4.8%)
3M Co.	6.375%	2/15/28	550	756
3M Co.	5.700%	3/15/37	610	855
ABB Finance USA Inc.	4.375%	5/8/42	700	788
2 ADT Corp.	4.875%	7/15/42	845	927
Boeing Co.	7.950%	8/15/24	440	668
Boeing Co.	6.125%	2/15/33	380	514

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Boeing Co.	6.625%	2/15/38	20	30
Boeing Co.	6.875%	3/15/39	1,120	1,742
Boeing Co.	5.875%	2/15/40	325	460
Caterpillar Inc.	5.300%	9/15/35	950	1,199
Caterpillar Inc.	6.050%	8/15/36	2,015	2,765
2 Caterpillar Inc.	3.803%	8/15/42	2,555	2,671
Deere & Co.	5.375%	10/16/29	870	1,148
Deere & Co.	8.100%	5/15/30	40	63
Deere & Co.	7.125%	3/3/31	145	212
Deere & Co.	3.900%	6/9/42	1,170	1,233
Dover Corp.	5.375%	10/15/35	35	44
Dover Corp.	6.600%	3/15/38	165	240
Dover Corp.	5.375%	3/1/41	1,180	1,550
Emerson Electric Co.	6.000%	8/15/32	160	213
Emerson Electric Co.	6.125%	4/15/39	40	57
Emerson Electric Co.	5.250%	11/15/39	620	789
Goodrich Corp.	6.800%	7/1/36	45	63
Honeywell International Inc.	5.700%	3/15/36	375	504
Honeywell International Inc.	5.700%	3/15/37	1,030	1,394
Honeywell International Inc.	5.375%	3/1/41	760	1,010
Illinois Tool Works Inc.	4.875%	9/15/41	820	973
Illinois Tool Works Inc.	3.900%	9/1/42	1,550	1,582
John Deere Capital Corp.	2.800%	1/27/23	1,775	1,838
Legrand France SA	8.500%	2/15/25	385	496
Lockheed Martin Corp.	6.150%	9/1/36	1,760	2,299
Lockheed Martin Corp.	5.500%	11/15/39	700	846
Lockheed Martin Corp.	5.720%	6/1/40	685	874
Lockheed Martin Corp.	4.850%	9/15/41	865	995
Northrop Grumman Corp.	5.050%	11/15/40	900	1,035
Northrop Grumman Systems Corp.	7.750%	2/15/31	525	785
Owens Corning	7.000%	12/1/36	565	619
Parker Hannifin Corp.	3.500%	9/15/22	820	888
Parker Hannifin Corp.	6.250%	5/15/38	90	127
Raytheon Co.	7.200%	8/15/27	655	930
Raytheon Co.	4.875%	10/15/40	575	693
Raytheon Co.	4.700%	12/15/41	785	928
Republic Services Inc.	4.750%	5/15/23	1,240	1,426
Republic Services Inc.	6.086%	3/15/35	25	30
Republic Services Inc.	6.200%	3/1/40	110	140
Republic Services Inc.	5.700%	5/15/41	1,100	1,331
Rockwell Automation Inc.	6.700%	1/15/28	135	181
Rockwell Automation Inc.	6.250%	12/1/37	30	41
Sonoco Products Co.	5.750%	11/1/40	495	579
Stanley Black & Decker Inc.	5.200%	9/1/40	615	713
United Technologies Corp.	6.700%	8/1/28	50	69
United Technologies Corp.	7.500%	9/15/29	155	230
United Technologies Corp.	5.400%	5/1/35	1,410	1,759
United Technologies Corp.	6.050%	6/1/36	95	127
United Technologies Corp.	6.125%	7/15/38	2,290	3,108
United Technologies Corp.	5.700%	4/15/40	1,620	2,148
United Technologies Corp.	4.500%	6/1/42	4,075	4,608
Waste Management Inc.	7.100%	8/1/26	415	559
Waste Management Inc.	7.000%	7/15/28	90	122
Waste Management Inc.	7.750%	5/15/32	650	944
Waste Management Inc.	6.125%	11/30/39	1,580	2,023

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Communication (15.2%)
Alltel Corp.	7.875%	7/1/32	1,425	2,248
America Movil SAB de CV	6.375%	3/1/35	2,155	2,801
America Movil SAB de CV	6.125%	11/15/37	75	97
America Movil SAB de CV	6.125%	3/30/40	2,525	3,260
America Movil SAB de CV	4.375%	7/16/42	875	899
Ameritech Capital Funding Corp.	6.550%	1/15/28	585	688
AT&T Corp.	6.500%	3/15/29	555	702
AT&T Corp.	8.000%	11/15/31	3,105	4,794
AT&T Inc.	6.450%	6/15/34	465	605
AT&T Inc.	6.150%	9/15/34	1,092	1,380
AT&T Inc.	6.800%	5/15/36	2,200	3,006
AT&T Inc.	6.500%	9/1/37	2,000	2,660
AT&T Inc.	6.300%	1/15/38	3,160	4,103
AT&T Inc.	6.400%	5/15/38	460	606
AT&T Inc.	6.550%	2/15/39	2,080	2,793
AT&T Inc.	5.350%	9/1/40	4,015	4,834
AT&T Inc.	5.550%	8/15/41	2,735	3,384
AT&T Mobility LLC	7.125%	12/15/31	435	611
Bellsouth Capital Funding Corp.	7.875%	2/15/30	1,474	1,996
Bellsouth Capital Funding Corp.	7.120%	7/15/97	510	658
BellSouth Corp.	6.875%	10/15/31	1,380	1,734
BellSouth Corp.	6.550%	6/15/34	1,275	1,548
BellSouth Corp.	6.000%	11/15/34	295	343
BellSouth Telecommunications Inc.	7.000%	10/1/25	295	385
BellSouth Telecommunications Inc.	6.375%	6/1/28	1,115	1,327
BellSouth Telecommunications Inc.	7.000%	12/1/95	15	19
BellSouth Telecommunications Inc.	0.000%	12/15/95	470	474
British Telecommunications plc	9.625%	12/15/30	3,755	6,066
CBS Corp.	7.875%	7/30/30	1,791	2,433
CBS Corp.	5.500%	5/15/33	60	66
CBS Corp.	5.900%	10/15/40	550	650
CBS Corp.	4.850%	7/1/42	520	540
CenturyLink Inc.	6.875%	1/15/28	265	279
CenturyLink Inc.	7.600%	9/15/39	885	912
CenturyLink Inc.	7.650%	3/15/42	440	454
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	1,546	2,315
Comcast Corp.	7.050%	3/15/33	1,060	1,405
Comcast Corp.	5.650%	6/15/35	1,685	2,012
Comcast Corp.	6.500%	11/15/35	960	1,254
Comcast Corp.	6.450%	3/15/37	1,985	2,565
Comcast Corp.	6.950%	8/15/37	3,100	4,223
Comcast Corp.	6.400%	5/15/38	1,030	1,348
Comcast Corp.	6.550%	7/1/39	570	760
Comcast Corp.	6.400%	3/1/40	950	1,243
Comcast Corp.	4.650%	7/15/42	1,650	1,765
Deutsche Telekom International Finance BV	8.750%	6/15/30	3,110	4,604
Deutsche Telekom International Finance BV	9.250%	6/1/32	1,715	2,695
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	6.350%	3/15/40	820	973
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	6.000%	8/15/40	1,170	1,329
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	6.375%	3/1/41	1,770	2,085

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	5.150%	3/15/42	1,255	1,287
Discovery Communications LLC	6.350%	6/1/40	710	912
Discovery Communications LLC	4.950%	5/15/42	620	684
Embarq Corp.	7.995%	6/1/36	1,830	2,029
France Telecom SA	8.500%	3/1/31	3,085	4,620
France Telecom SA	5.375%	1/13/42	1,060	1,228
Grupo Televisa SAB	6.625%	3/18/25	200	260
Grupo Televisa SAB	8.500%	3/11/32	60	88
Grupo Televisa SAB	6.625%	1/15/40	1,195	1,544
GTE Corp.	6.940%	4/15/28	1,080	1,430
Koninklijke KPN NV	8.375%	10/1/30	1,275	1,708
McGraw-Hill Cos. Inc.	6.550%	11/15/37	400	485
NBCUniversal Media LLC	6.400%	4/30/40	1,115	1,428
NBCUniversal Media LLC	5.950%	4/1/41	1,645	2,049
New Cingular Wireless Services Inc.	8.750%	3/1/31	1,700	2,710
News America Inc.	7.700%	10/30/25	90	120
News America Inc.	6.550%	3/15/33	1,435	1,677
News America Inc.	6.200%	12/15/34	1,565	1,873
News America Inc.	6.400%	12/15/35	2,255	2,773
News America Inc.	8.150%	10/17/36	60	82
News America Inc.	6.150%	3/1/37	1,395	1,700
News America Inc.	6.650%	11/15/37	1,300	1,668
News America Inc.	7.850%	3/1/39	50	68
News America Inc.	6.900%	8/15/39	1,185	1,536
News America Inc.	6.150%	2/15/41	930	1,148
News America Inc.	7.750%	12/1/45	360	490
Pacific Bell Telephone Co.	7.125%	3/15/26	80	107
Pacific Bell Telephone Co.	6.625%	10/15/34	145	154
Qwest Capital Funding Inc.	6.875%	7/15/28	500	507
Qwest Capital Funding Inc.	7.750%	2/15/31	175	181
Qwest Corp.	7.250%	9/15/25	130	152
Qwest Corp.	7.200%	11/10/26	30	30
Qwest Corp.	6.875%	9/15/33	2,875	2,897
Qwest Corp.	7.125%	11/15/43	85	86
Rogers Communications Inc.	7.500%	8/15/38	675	978
TCI Communications Inc.	7.875%	2/15/26	690	970
TCI Communications Inc.	7.125%	2/15/28	220	294
Telecom Italia Capital SA	6.375%	11/15/33	475	406
Telecom Italia Capital SA	6.000%	9/30/34	855	721
Telecom Italia Capital SA	7.200%	7/18/36	2,160	1,959
Telecom Italia Capital SA	7.721%	6/4/38	2,095	1,976
Telefonica Emisiones SAU	7.045%	6/20/36	2,390	2,207
Telefonica Europe BV	8.250%	9/15/30	1,385	1,437
Thomson Reuters Corp.	5.500%	8/15/35	150	175
Thomson Reuters Corp.	5.850%	4/15/40	890	1,094
Time Warner Cable Inc.	6.550%	5/1/37	1,525	1,920
Time Warner Cable Inc.	7.300%	7/1/38	1,215	1,661
Time Warner Cable Inc.	6.750%	6/15/39	1,195	1,554
Time Warner Cable Inc.	5.875%	11/15/40	1,260	1,500
Time Warner Cable Inc.	5.500%	9/1/41	1,815	2,051
Time Warner Cable Inc.	4.500%	9/15/42	1,600	1,593
Time Warner Entertainment Co. LP	8.375%	3/15/23	1,830	2,570
Time Warner Entertainment Co. LP	8.375%	7/15/33	1,500	2,170
United States Cellular Corp.	6.700%	12/15/33	610	641

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Verizon Communications Inc.	5.850%	9/15/35	1,755	2,242
Verizon Communications Inc.	6.250%	4/1/37	1,795	2,380
Verizon Communications Inc.	6.400%	2/15/38	820	1,101
Verizon Communications Inc.	6.900%	4/15/38	1,260	1,779
Verizon Communications Inc.	8.950%	3/1/39	2,550	4,447
Verizon Communications Inc.	7.350%	4/1/39	1,005	1,499
Verizon Communications Inc.	6.000%	4/1/41	1,765	2,314
Verizon Communications Inc.	4.750%	11/1/41	775	875
Verizon Global Funding Corp.	7.750%	12/1/30	2,645	3,909
Verizon Global Funding Corp.	7.750%	6/15/32	180	263
Verizon Maryland Inc.	5.125%	6/15/33	595	638
Verizon New England Inc.	7.875%	11/15/29	50	65
Verizon New York Inc.	7.375%	4/1/32	502	654
Vodafone Group plc	7.875%	2/15/30	1,235	1,851
Vodafone Group plc	6.250%	11/30/32	65	86
Vodafone Group plc	6.150%	2/27/37	2,205	2,942

Consumer Cyclical (8.4%)
CVS Caremark Corp.	6.250%	6/1/27	1,130	1,473
CVS Caremark Corp.	6.125%	9/15/39	780	1,028
CVS Caremark Corp.	5.750%	5/15/41	2,030	2,574
Daimler Finance North America LLC	8.500%	1/18/31	1,690	2,662
Darden Restaurants Inc.	6.800%	10/15/37	295	358
eBay Inc.	4.000%	7/15/42	1,000	982
Ford Holdings LLC	9.300%	3/1/30	375	510
Ford Motor Co.	6.625%	10/1/28	175	195
Ford Motor Co.	6.375%	2/1/29	350	379
Ford Motor Co.	7.450%	7/16/31	2,310	2,836
Ford Motor Co.	7.400%	11/1/46	745	883
Historic TW Inc.	9.150%	2/1/23	565	807
Historic TW Inc.	6.625%	5/15/29	1,440	1,799
Home Depot Inc.	5.875%	12/16/36	3,615	4,821
Home Depot Inc.	5.400%	9/15/40	855	1,090
Home Depot Inc.	5.950%	4/1/41	1,315	1,795
Johnson Controls Inc.	6.000%	1/15/36	340	416
Johnson Controls Inc.	5.700%	3/1/41	495	598
Johnson Controls Inc.	5.250%	12/1/41	280	319
Kohl’s Corp.	6.000%	1/15/33	45	52
Kohl’s Corp.	6.875%	12/15/37	1,115	1,466
Lowe’s Cos. Inc.	6.875%	2/15/28	60	79
Lowe’s Cos. Inc.	6.500%	3/15/29	30	39
Lowe’s Cos. Inc.	5.500%	10/15/35	860	1,031
Lowe’s Cos. Inc.	5.800%	10/15/36	290	364
Lowe’s Cos. Inc.	6.650%	9/15/37	325	443
Lowe’s Cos. Inc.	5.800%	4/15/40	1,470	1,873
Lowe’s Cos. Inc.	5.125%	11/15/41	1,155	1,339
Lowe’s Cos. Inc.	4.650%	4/15/42	660	711
Macy’s Retail Holdings Inc.	6.900%	4/1/29	1,235	1,496
Macy’s Retail Holdings Inc.	6.700%	7/15/34	40	49
Macy’s Retail Holdings Inc.	6.375%	3/15/37	1,810	2,202
Macy’s Retail Holdings Inc.	5.125%	1/15/42	205	227
McDonald’s Corp.	6.300%	10/15/37	1,610	2,357
McDonald’s Corp.	6.300%	3/1/38	845	1,241
McDonald’s Corp.	5.700%	2/1/39	50	69
McDonald’s Corp.	3.700%	2/15/42	1,070	1,122

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Nordstrom Inc.	6.950%	3/15/28	30	40
Nordstrom Inc.	7.000%	1/15/38	460	662
Target Corp.	7.000%	7/15/31	480	669
Target Corp.	6.350%	11/1/32	960	1,293
Target Corp.	6.500%	10/15/37	3,310	4,656
Target Corp.	7.000%	1/15/38	2,140	3,186
Target Corp.	4.000%	7/1/42	235	242
Time Warner Cos. Inc.	7.570%	2/1/24	470	626
Time Warner Cos. Inc.	6.950%	1/15/28	85	109
Time Warner Inc.	7.625%	4/15/31	3,160	4,295
Time Warner Inc.	7.700%	5/1/32	2,605	3,598
Time Warner Inc.	6.500%	11/15/36	840	1,049
Time Warner Inc.	6.200%	3/15/40	410	504
Time Warner Inc.	6.100%	7/15/40	1,260	1,538
Time Warner Inc.	6.250%	3/29/41	1,920	2,387
Time Warner Inc.	5.375%	10/15/41	400	456
Time Warner Inc.	4.900%	6/15/42	305	332
VF Corp.	6.450%	11/1/37	635	883
Viacom Inc.	6.875%	4/30/36	2,615	3,511
Viacom Inc.	6.750%	10/5/37	250	332
Viacom Inc.	4.500%	2/27/42	20	21
Wal-Mart Stores Inc.	5.875%	4/5/27	1,830	2,447
Wal-Mart Stores Inc.	7.550%	2/15/30	1,650	2,529
Wal-Mart Stores Inc.	5.250%	9/1/35	2,755	3,444
Wal-Mart Stores Inc.	6.500%	8/15/37	4,025	5,846
Wal-Mart Stores Inc.	6.200%	4/15/38	2,980	4,215
Wal-Mart Stores Inc.	5.625%	4/1/40	2,672	3,593
Wal-Mart Stores Inc.	4.875%	7/8/40	345	419
Wal-Mart Stores Inc.	5.000%	10/25/40	630	781
Wal-Mart Stores Inc.	5.625%	4/15/41	1,465	1,974
Walt Disney Co.	3.750%	6/1/21	250	281
Walt Disney Co.	7.000%	3/1/32	80	119
Walt Disney Co.	4.375%	8/16/41	665	783
Walt Disney Co.	4.125%	12/1/41	1,160	1,325
Western Union Co.	6.200%	11/17/36	800	921
Western Union Co.	6.200%	6/21/40	170	203
Yum! Brands Inc.	6.875%	11/15/37	920	1,271

Consumer Noncyclical (13.3%)
Abbott Laboratories	6.150%	11/30/37	1,350	1,925
Abbott Laboratories	6.000%	4/1/39	1,095	1,543
Abbott Laboratories	5.300%	5/27/40	1,270	1,656
Ahold Finance USA LLC	6.875%	5/1/29	340	428
Altria Group Inc.	9.950%	11/10/38	1,900	3,246
Altria Group Inc.	10.200%	2/6/39	2,015	3,513
Altria Group Inc.	4.250%	8/9/42	625	610
Amgen Inc.	6.375%	6/1/37	1,545	1,917
Amgen Inc.	6.900%	6/1/38	65	86
Amgen Inc.	6.400%	2/1/39	2,735	3,393
Amgen Inc.	5.750%	3/15/40	740	866
Amgen Inc.	4.950%	10/1/41	710	751
Amgen Inc.	5.150%	11/15/41	3,105	3,349
Amgen Inc.	5.650%	6/15/42	1,370	1,606
Amgen Inc.	5.375%	5/15/43	420	471
Anheuser-Busch Cos. LLC	6.800%	8/20/32	65	91

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anheuser-Busch Cos. LLC	5.950%	1/15/33	20	26
Anheuser-Busch Cos. LLC	5.750%	4/1/36	25	32
Anheuser-Busch Cos. LLC	6.450%	9/1/37	680	956
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	2,330	3,901
Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	255	418
Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	1,260	1,813
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	1,860	1,899
Archer-Daniels-Midland Co.	5.935%	10/1/32	645	824
Archer-Daniels-Midland Co.	5.375%	9/15/35	680	845
Archer-Daniels-Midland Co.	5.765%	3/1/41	1,435	1,906
Archer-Daniels-Midland Co.	4.535%	3/26/42	250	284
AstraZeneca plc	6.450%	9/15/37	4,125	5,833
Baxter International Inc.	6.250%	12/1/37	370	527
Baxter International Inc.	3.650%	8/15/42	450	460
Beam Inc.	5.875%	1/15/36	160	190
Becton Dickinson & Co.	6.000%	5/15/39	30	42
Becton Dickinson & Co.	5.000%	11/12/40	265	324
Boston Scientific Corp.	7.000%	11/15/35	50	65
Boston Scientific Corp.	7.375%	1/15/40	870	1,208
Bristol-Myers Squibb Co.	7.150%	6/15/23	25	35
Bristol-Myers Squibb Co.	6.800%	11/15/26	45	64
Bristol-Myers Squibb Co.	5.875%	11/15/36	1,380	1,858
Bristol-Myers Squibb Co.	6.125%	5/1/38	960	1,350
Bristol-Myers Squibb Co.	3.250%	8/1/42	475	448
Bristol-Myers Squibb Co.	6.875%	8/1/97	35	51
Campbell Soup Co.	3.800%	8/2/42	200	200
Celgene Corp.	5.700%	10/15/40	310	354
Coca-Cola Co.	3.300%	9/1/21	50	55
Colgate-Palmolive Co.	1.950%	2/1/23	700	685
ConAgra Foods Inc.	7.125%	10/1/26	360	470
ConAgra Foods Inc.	7.000%	10/1/28	375	476
ConAgra Foods Inc.	8.250%	9/15/30	495	677
Covidien International Finance SA	6.550%	10/15/37	1,150	1,669
Delhaize America LLC	9.000%	4/15/31	670	773
Delhaize Group SA	5.700%	10/1/40	432	355
Diageo Capital plc	5.875%	9/30/36	1,490	1,973
Diageo Investment Corp.	7.450%	4/15/35	235	357
Diageo Investment Corp.	4.250%	5/11/42	385	426
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	130	193
Eli Lilly & Co.	7.125%	6/1/25	60	85
Eli Lilly & Co.	5.500%	3/15/27	1,375	1,796
Eli Lilly & Co.	6.770%	1/1/36	290	422
Eli Lilly & Co.	5.550%	3/15/37	755	996
Eli Lilly & Co.	5.950%	11/15/37	265	366
Estee Lauder Cos. Inc.	6.000%	5/15/37	215	281
Estee Lauder Cos. Inc.	3.700%	8/15/42	600	593
2 Express Scripts Holding Co.	6.125%	11/15/41	1,010	1,324
Genentech Inc.	5.250%	7/15/35	945	1,170
General Mills Inc.	5.400%	6/15/40	890	1,120
Gilead Sciences Inc.	5.650%	12/1/41	1,315	1,669
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	80	100
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	3,820	5,492
Hasbro Inc.	6.350%	3/15/40	630	750
HJ Heinz Finance Co.	6.750%	3/15/32	430	550
Hospira Inc.	5.600%	9/15/40	390	419

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ingredion Inc.	6.625%	4/15/37	175	221
Johnson & Johnson	6.730%	11/15/23	50	72
Johnson & Johnson	6.950%	9/1/29	40	59
Johnson & Johnson	4.950%	5/15/33	500	630
Johnson & Johnson	5.950%	8/15/37	2,245	3,229
Johnson & Johnson	5.850%	7/15/38	95	136
Johnson & Johnson	4.500%	9/1/40	1,670	2,019
Johnson & Johnson	4.850%	5/15/41	45	58
Kaiser Foundation Hospitals	4.875%	4/1/42	620	713
Kellogg Co.	7.450%	4/1/31	1,375	1,946
Kimberly-Clark Corp.	6.625%	8/1/37	1,015	1,527
Kimberly-Clark Corp.	5.300%	3/1/41	610	809
Koninklijke Philips Electronics NV	6.875%	3/11/38	1,410	1,927
Koninklijke Philips Electronics NV	5.000%	3/15/42	675	778
2 Kraft Foods Group Inc.	5.000%	6/4/42	2,490	2,866
Kraft Foods Inc.	6.500%	11/1/31	1,680	2,170
Kraft Foods Inc.	7.000%	8/11/37	848	1,184
Kraft Foods Inc.	6.875%	2/1/38	805	1,107
Kraft Foods Inc.	6.875%	1/26/39	915	1,267
Kraft Foods Inc.	6.500%	2/9/40	2,840	3,895
Kroger Co.	7.700%	6/1/29	20	26
Kroger Co.	8.000%	9/15/29	150	200
Kroger Co.	7.500%	4/1/31	380	499
Kroger Co.	6.900%	4/15/38	1,435	1,815
Kroger Co.	5.400%	7/15/40	455	497
Kroger Co.	5.000%	4/15/42	600	628
Lorillard Tobacco Co.	8.125%	5/1/40	40	53
Lorillard Tobacco Co.	7.000%	8/4/41	535	642
Mattel Inc.	5.450%	11/1/41	720	814
McKesson Corp.	6.000%	3/1/41	1,080	1,495
Mead Johnson Nutrition Co.	5.900%	11/1/39	445	560
Medtronic Inc.	6.500%	3/15/39	155	229
Medtronic Inc.	5.550%	3/15/40	530	682
Medtronic Inc.	4.500%	3/15/42	710	821
Memorial Sloan-Kettering Cancer Center
New York GO	3.774%	11/15/43	400	409
Merck & Co. Inc.	6.300%	1/1/26	30	40
Merck & Co. Inc.	6.400%	3/1/28	140	196
Merck & Co. Inc.	5.950%	12/1/28	80	108
Merck & Co. Inc.	6.500%	12/1/33	1,570	2,294
Merck & Co. Inc.	5.750%	11/15/36	70	97
Merck & Co. Inc.	6.550%	9/15/37	2,550	3,842
Merck & Co. Inc.	5.850%	6/30/39	810	1,145
Molson Coors Brewing Co.	5.000%	5/1/42	1,700	1,931
New York University Hospitals Center GO	4.428%	7/1/42	500	513
Pepsi Bottling Group Inc.	7.000%	3/1/29	885	1,274
PepsiAmericas Inc.	5.500%	5/15/35	125	161
PepsiCo Inc.	5.500%	1/15/40	1,695	2,194
PepsiCo Inc.	4.875%	11/1/40	1,070	1,296
PepsiCo Inc.	4.000%	3/5/42	800	857
PepsiCo Inc.	3.600%	8/13/42	475	474
Pfizer Inc.	7.200%	3/15/39	2,895	4,594
Pharmacia Corp.	6.600%	12/1/28	355	490
Philip Morris International Inc.	6.375%	5/16/38	1,790	2,499
Philip Morris International Inc.	4.375%	11/15/41	920	1,008

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Philip Morris International Inc.	4.500%	3/20/42	455	508
Philip Morris International Inc.	3.875%	8/21/42	1,125	1,137
Procter & Gamble Co.	6.450%	1/15/26	50	70
Procter & Gamble Co.	5.500%	2/1/34	60	80
Procter & Gamble Co.	5.800%	8/15/34	1,350	1,880
3 Procter & Gamble Co.	5.550%	3/5/37	1,985	2,737
Quest Diagnostics Inc.	6.950%	7/1/37	535	712
Quest Diagnostics Inc.	5.750%	1/30/40	460	542
Ralcorp Holdings Inc.	6.625%	8/15/39	641	679
Reynolds American Inc.	7.250%	6/15/37	650	836
Safeway Inc.	7.250%	2/1/31	780	816
Sysco Corp.	5.375%	9/21/35	580	743
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	1,135	1,528
Unilever Capital Corp.	5.900%	11/15/32	1,885	2,706
Wyeth LLC	6.450%	2/1/24	330	455
Wyeth LLC	6.500%	2/1/34	2,130	3,024
Wyeth LLC	6.000%	2/15/36	115	157
Wyeth LLC	5.950%	4/1/37	2,745	3,766
Zimmer Holdings Inc.	5.750%	11/30/39	425	529

Energy (9.3%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	580	722
Anadarko Finance Co.	7.500%	5/1/31	1,365	1,841
Anadarko Petroleum Corp.	6.450%	9/15/36	2,915	3,599
Anadarko Petroleum Corp.	7.950%	6/15/39	55	77
Anadarko Petroleum Corp.	6.200%	3/15/40	890	1,083
Apache Corp.	6.000%	1/15/37	200	267
Apache Corp.	5.100%	9/1/40	2,685	3,207
Apache Corp.	5.250%	2/1/42	705	866
Apache Corp.	4.750%	4/15/43	1,670	1,921
Apache Finance Canada Corp.	7.750%	12/15/29	425	621
Baker Hughes Inc.	6.875%	1/15/29	50	69
Baker Hughes Inc.	5.125%	9/15/40	1,715	2,120
Burlington Resources Finance Co.	7.200%	8/15/31	1,590	2,281
Burlington Resources Finance Co.	7.400%	12/1/31	55	80
Cameron International Corp.	7.000%	7/15/38	540	719
Cameron International Corp.	5.950%	6/1/41	230	279
Canadian Natural Resources Ltd.	7.200%	1/15/32	528	739
Canadian Natural Resources Ltd.	6.450%	6/30/33	50	65
Canadian Natural Resources Ltd.	5.850%	2/1/35	700	856
Canadian Natural Resources Ltd.	6.500%	2/15/37	455	603
Canadian Natural Resources Ltd.	6.250%	3/15/38	1,770	2,330
Canadian Natural Resources Ltd.	6.750%	2/1/39	250	345
Cenovus Energy Inc.	6.750%	11/15/39	1,895	2,550
Cenovus Energy Inc.	4.450%	9/15/42	550	565
Conoco Funding Co.	7.250%	10/15/31	115	171
ConocoPhillips	5.900%	10/15/32	765	998
ConocoPhillips	5.900%	5/15/38	640	858
ConocoPhillips	6.500%	2/1/39	3,255	4,694
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	425	561
ConocoPhillips Holding Co.	6.950%	4/15/29	2,570	3,657
Devon Energy Corp.	7.950%	4/15/32	1,455	2,180
Devon Energy Corp.	5.600%	7/15/41	1,290	1,552
Devon Energy Corp.	4.750%	5/15/42	740	800
Devon Financing Corp. ULC	7.875%	9/30/31	1,235	1,806

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Diamond Offshore Drilling Inc.	5.700%	10/15/39	325	419
Encana Corp.	7.200%	11/1/31	55	67
Encana Corp.	6.500%	8/15/34	1,410	1,664
Encana Corp.	6.625%	8/15/37	660	804
Encana Corp.	6.500%	2/1/38	870	1,047
Encana Corp.	5.150%	11/15/41	640	655
Eni USA Inc.	7.300%	11/15/27	395	529
Global Marine Inc.	7.000%	6/1/28	255	281
Halliburton Co.	6.700%	9/15/38	670	967
Halliburton Co.	7.450%	9/15/39	1,165	1,834
Halliburton Co.	4.500%	11/15/41	735	826
Hess Corp.	7.875%	10/1/29	940	1,255
Hess Corp.	7.300%	8/15/31	2,335	3,013
Hess Corp.	7.125%	3/15/33	115	148
Hess Corp.	6.000%	1/15/40	675	797
Hess Corp.	5.600%	2/15/41	1,450	1,645
Husky Energy Inc.	6.800%	9/15/37	560	717
Kerr-McGee Corp.	6.950%	7/1/24	90	115
Kerr-McGee Corp.	7.875%	9/15/31	940	1,263
Marathon Oil Corp.	6.800%	3/15/32	1,140	1,488
Marathon Oil Corp.	6.600%	10/1/37	385	511
Marathon Petroleum Corp.	6.500%	3/1/41	1,185	1,444
Murphy Oil Corp.	7.050%	5/1/29	830	1,011
Nexen Inc.	7.875%	3/15/32	405	558
Nexen Inc.	5.875%	3/10/35	140	165
Nexen Inc.	6.400%	5/15/37	1,225	1,543
Nexen Inc.	7.500%	7/30/39	2,105	2,973
Noble Energy Inc.	8.000%	4/1/27	245	334
Noble Energy Inc.	6.000%	3/1/41	1,185	1,454
Noble Holding International Ltd.	6.200%	8/1/40	450	526
Noble Holding International Ltd.	6.050%	3/1/41	650	748
Noble Holding International Ltd.	5.250%	3/15/42	465	493
Occidental Petroleum Corp.	2.700%	2/15/23	1,695	1,747
Petro-Canada	7.875%	6/15/26	45	64
Petro-Canada	7.000%	11/15/28	145	184
Petro-Canada	5.350%	7/15/33	45	50
Petro-Canada	5.950%	5/15/35	645	793
Petro-Canada	6.800%	5/15/38	1,935	2,651
2 Phillips 66	5.875%	5/1/42	1,635	1,918
Pioneer Natural Resources Co.	7.200%	1/15/28	275	346
Pride International Inc.	7.875%	8/15/40	485	708
Shell International Finance BV	6.375%	12/15/38	3,895	5,691
Shell International Finance BV	5.500%	3/25/40	620	825
Shell International Finance BV	3.625%	8/21/42	550	569
Suncor Energy Inc.	7.150%	2/1/32	715	979
Suncor Energy Inc.	5.950%	12/1/34	80	98
Suncor Energy Inc.	6.500%	6/15/38	2,015	2,688
Suncor Energy Inc.	6.850%	6/1/39	990	1,366
Talisman Energy Inc.	7.250%	10/15/27	235	304
Talisman Energy Inc.	5.850%	2/1/37	970	1,089
Talisman Energy Inc.	6.250%	2/1/38	1,175	1,390
Talisman Energy Inc.	5.500%	5/15/42	95	106
Tosco Corp.	7.800%	1/1/27	140	203
Tosco Corp.	8.125%	2/15/30	845	1,294
Transocean Inc.	7.500%	4/15/31	755	930

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Transocean Inc.	6.800%	3/15/38	1,235	1,538
Transocean Inc.	7.350%	12/15/41	555	748
Valero Energy Corp.	7.500%	4/15/32	1,750	2,202
Valero Energy Corp.	6.625%	6/15/37	1,765	2,131
Valero Energy Corp.	10.500%	3/15/39	40	62
Weatherford International Inc.	6.800%	6/15/37	560	629
Weatherford International Ltd.	6.500%	8/1/36	1,060	1,154
Weatherford International Ltd.	7.000%	3/15/38	60	68
Weatherford International Ltd.	9.875%	3/1/39	255	364
Weatherford International Ltd.	6.750%	9/15/40	740	831
Weatherford International Ltd.	5.950%	4/15/42	620	651
XTO Energy Inc.	6.750%	8/1/37	205	321

Other Industrial (0.2%)
California Institute of Technology GO	4.700%	11/1/11	435	494
Massachusetts Institute of Technology GO	5.600%	7/1/11	855	1,236

Technology (3.2%)
Applied Materials Inc.	5.850%	6/15/41	890	1,142
Cisco Systems Inc.	5.900%	2/15/39	3,210	4,312
Cisco Systems Inc.	5.500%	1/15/40	1,865	2,414
Corning Inc.	7.250%	8/15/36	35	45
Corning Inc.	4.700%	3/15/37	885	946
Corning Inc.	5.750%	8/15/40	440	538
Corning Inc.	4.750%	3/15/42	80	87
Dell Inc.	7.100%	4/15/28	265	328
Dell Inc.	6.500%	4/15/38	460	563
Dell Inc.	5.400%	9/10/40	335	364
Harris Corp.	6.150%	12/15/40	400	483
Hewlett-Packard Co.	4.300%	6/1/21	325	326
Hewlett-Packard Co.	4.050%	9/15/22	745	729
Hewlett-Packard Co.	6.000%	9/15/41	1,810	1,896
HP Enterprise Services LLC	7.450%	10/15/29	35	42
Intel Corp.	4.800%	10/1/41	1,805	2,137
International Business Machines Corp.	7.000%	10/30/25	270	393
International Business Machines Corp.	6.220%	8/1/27	590	795
International Business Machines Corp.	6.500%	1/15/28	225	312
International Business Machines Corp.	5.875%	11/29/32	855	1,187
International Business Machines Corp.	5.600%	11/30/39	1,340	1,821
International Business Machines Corp.	4.000%	6/20/42	1,984	2,188
Juniper Networks Inc.	5.950%	3/15/41	570	646
Microsoft Corp.	5.200%	6/1/39	630	821
Microsoft Corp.	4.500%	10/1/40	1,450	1,747
3 Microsoft Corp.	5.300%	2/8/41	1,270	1,703
Motorola Solutions Inc.	7.500%	5/15/25	196	245
Oracle Corp.	6.500%	4/15/38	2,245	3,196
Oracle Corp.	6.125%	7/8/39	1,540	2,150
Oracle Corp.	5.375%	7/15/40	1,915	2,452
Pitney Bowes Inc.	5.250%	1/15/37	920	936
SAIC Inc.	5.950%	12/1/40	60	69
Science Applications International Corp.	5.500%	7/1/33	365	396
Tyco Electronics Group SA	7.125%	10/1/37	370	506
Xerox Corp.	6.750%	12/15/39	560	686

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Transportation (2.7%)
1 BNSF Funding Trust I	6.613%	12/15/55	220	240
Burlington Northern Santa Fe LLC	7.000%	12/15/25	60	81
Burlington Northern Santa Fe LLC	7.950%	8/15/30	50	72
Burlington Northern Santa Fe LLC	6.200%	8/15/36	45	58
Burlington Northern Santa Fe LLC	6.150%	5/1/37	600	778
Burlington Northern Santa Fe LLC	5.750%	5/1/40	1,710	2,123
Burlington Northern Santa Fe LLC	5.050%	3/1/41	785	897
Burlington Northern Santa Fe LLC	5.400%	6/1/41	470	563
Burlington Northern Santa Fe LLC	4.950%	9/15/41	330	372
Burlington Northern Santa Fe LLC	4.400%	3/15/42	1,095	1,162
Burlington Northern Santa Fe LLC	4.375%	9/1/42	500	528
Canadian National Railway Co.	6.900%	7/15/28	310	436
Canadian National Railway Co.	6.250%	8/1/34	45	62
Canadian National Railway Co.	6.200%	6/1/36	485	672
Canadian National Railway Co.	6.375%	11/15/37	1,280	1,850
Canadian Pacific Railway Co.	4.450%	3/15/23	1,275	1,409
Canadian Pacific Railway Co.	7.125%	10/15/31	395	512
Canadian Pacific Railway Co.	5.950%	5/15/37	335	406
Canadian Pacific Railway Ltd.	5.750%	1/15/42	50	59
Con-way Inc.	6.700%	5/1/34	230	232
1 Continental Airlines 2012-1 Class A
Pass Through Trusts	4.150%	10/11/25	840	846
CSX Corp.	6.000%	10/1/36	575	726
CSX Corp.	6.150%	5/1/37	410	532
CSX Corp.	6.220%	4/30/40	1,495	1,973
CSX Corp.	5.500%	4/15/41	870	1,051
CSX Corp.	4.750%	5/30/42	715	792
CSX Corp.	4.400%	3/1/43	500	526
FedEx Corp.	3.875%	8/1/42	485	489
2 Norfolk Southern Corp.	2.903%	2/15/23	831	850
Norfolk Southern Corp.	5.590%	5/17/25	424	531
Norfolk Southern Corp.	5.640%	5/17/29	145	182
Norfolk Southern Corp.	7.250%	2/15/31	1,130	1,652
Norfolk Southern Corp.	4.837%	10/1/41	1,283	1,492
Norfolk Southern Corp.	6.000%	3/15/2105	502	619
Norfolk Southern Corp.	6.000%	5/23/2111	550	678
Union Pacific Corp.	7.125%	2/1/28	35	47
Union Pacific Corp.	6.625%	2/1/29	610	836
Union Pacific Corp.	6.150%	5/1/37	45	59
Union Pacific Corp.	5.780%	7/15/40	105	135
Union Pacific Corp.	4.750%	9/15/41	1,050	1,193
Union Pacific Corp.	4.300%	6/15/42	600	641
United Parcel Service Inc.	6.200%	1/15/38	2,170	3,119
United Parcel Service Inc.	4.875%	11/15/40	720	891
United Parcel Service of America Inc.	8.375%	4/1/30	25	39
1 US Airways 2012-1 Class A Pass Through Trust	5.900%	4/1/26	500	531
				755,660
Utilities (17.5%)
Electric (12.5%)
AEP Texas Central Co.	6.650%	2/15/33	25	33
Alabama Power Co.	5.650%	3/15/35	1,025	1,126
Alabama Power Co.	6.125%	5/15/38	560	773

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Alabama Power Co.	6.000%	3/1/39	445	604
Alabama Power Co.	5.500%	3/15/41	45	60
Alabama Power Co.	5.200%	6/1/41	480	612
Alabama Power Co.	4.100%	1/15/42	40	43
Appalachian Power Co.	5.800%	10/1/35	800	976
Appalachian Power Co.	6.375%	4/1/36	335	427
Appalachian Power Co.	7.000%	4/1/38	1,680	2,319
Arizona Public Service Co.	5.500%	9/1/35	30	36
Arizona Public Service Co.	5.050%	9/1/41	445	531
Arizona Public Service Co.	4.500%	4/1/42	600	669
Baltimore Gas & Electric Co.	6.350%	10/1/36	570	793
Carolina Power & Light Co.	6.300%	4/1/38	50	70
Carolina Power & Light Co.	4.100%	5/15/42	495	524
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	30	44
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	1,075	1,078
Cleco Power LLC	6.500%	12/1/35	330	416
Cleco Power LLC	6.000%	12/1/40	235	280
Cleveland Electric Illuminating Co.	5.500%	8/15/24	25	29
Cleveland Electric Illuminating Co.	5.950%	12/15/36	30	35
Commonwealth Edison Co.	5.875%	2/1/33	35	46
Commonwealth Edison Co.	5.900%	3/15/36	980	1,333
Commonwealth Edison Co.	6.450%	1/15/38	765	1,092
Connecticut Light & Power Co.	6.350%	6/1/36	40	56
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	490	617
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	675	914
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	160	226
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	375	540
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	1,120	1,705
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	675	889
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	1,385	1,891
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	40	45
Delmarva Power & Light Co.	4.000%	6/1/42	60	65
Detroit Edison Co.	5.700%	10/1/37	420	563
Detroit Edison Co.	3.950%	6/15/42	200	216
Dominion Resources Inc.	6.300%	3/15/33	365	475
Dominion Resources Inc.	5.250%	8/1/33	1,045	1,236
Dominion Resources Inc.	5.950%	6/15/35	340	439
Dominion Resources Inc.	7.000%	6/15/38	600	882
Dominion Resources Inc.	4.900%	8/1/41	675	796
DTE Energy Co.	6.375%	4/15/33	495	655
Duke Energy Carolinas LLC	6.000%	12/1/28	650	837
Duke Energy Carolinas LLC	6.450%	10/15/32	450	599
Duke Energy Carolinas LLC	6.100%	6/1/37	75	99
Duke Energy Carolinas LLC	6.000%	1/15/38	680	917
Duke Energy Carolinas LLC	6.050%	4/15/38	1,555	2,129
Duke Energy Carolinas LLC	5.300%	2/15/40	985	1,225
Duke Energy Carolinas LLC	4.250%	12/15/41	410	449
Duke Energy Indiana Inc.	6.120%	10/15/35	560	727
Duke Energy Indiana Inc.	6.350%	8/15/38	680	954
Duke Energy Indiana Inc.	6.450%	4/1/39	250	357
Duke Energy Indiana Inc.	4.200%	3/15/42	350	371
El Paso Electric Co.	6.000%	5/15/35	55	66
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	35	41
Entergy Louisiana LLC	5.400%	11/1/24	790	977
Entergy Louisiana LLC	4.440%	1/15/26	110	123

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Exelon Corp.	5.625%	6/15/35	825	949
Exelon Generation Co. LLC	6.250%	10/1/39	1,430	1,657
Exelon Generation Co. LLC	5.750%	10/1/41	445	495
2 Exelon Generation Co. LLC	5.600%	6/15/42	1,038	1,126
FirstEnergy Corp.	7.375%	11/15/31	2,177	2,873
FirstEnergy Solutions Corp.	6.800%	8/15/39	1,000	1,084
Florida Power & Light Co.	5.950%	10/1/33	45	61
Florida Power & Light Co.	5.625%	4/1/34	50	65
Florida Power & Light Co.	4.950%	6/1/35	65	79
Florida Power & Light Co.	5.400%	9/1/35	70	90
Florida Power & Light Co.	6.200%	6/1/36	40	56
Florida Power & Light Co.	5.650%	2/1/37	75	101
Florida Power & Light Co.	5.850%	5/1/37	845	1,162
Florida Power & Light Co.	5.950%	2/1/38	1,550	2,145
Florida Power & Light Co.	5.960%	4/1/39	760	1,074
Florida Power & Light Co.	5.690%	3/1/40	555	753
Florida Power & Light Co.	5.250%	2/1/41	785	1,012
Florida Power & Light Co.	5.125%	6/1/41	185	237
Florida Power & Light Co.	4.125%	2/1/42	1,245	1,393
Florida Power & Light Co.	4.050%	6/1/42	870	962
Florida Power Corp.	6.350%	9/15/37	670	927
Florida Power Corp.	6.400%	6/15/38	1,710	2,382
Florida Power Corp.	5.650%	4/1/40	145	189
Georgia Power Co.	5.650%	3/1/37	45	58
Georgia Power Co.	5.950%	2/1/39	365	487
Georgia Power Co.	5.400%	6/1/40	1,575	2,000
Georgia Power Co.	4.750%	9/1/40	380	441
Georgia Power Co.	4.300%	3/15/42	850	916
Iberdrola International BV	6.750%	7/15/36	680	668
Indiana Michigan Power Co.	6.050%	3/15/37	80	100
Interstate Power & Light Co.	6.250%	7/15/39	250	340
1 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	724	844
Kansas City Power & Light Co.	6.050%	11/15/35	30	37
Kansas City Power & Light Co.	5.300%	10/1/41	710	825
Kentucky Utilities Co.	5.125%	11/1/40	535	680
Louisville Gas & Electric Co.	5.125%	11/15/40	45	57
MidAmerican Energy Co.	6.750%	12/30/31	50	69
MidAmerican Energy Co.	5.750%	11/1/35	430	550
MidAmerican Energy Co.	5.800%	10/15/36	40	53
MidAmerican Energy Holdings Co.	8.480%	9/15/28	55	83
MidAmerican Energy Holdings Co.	6.125%	4/1/36	2,660	3,462
MidAmerican Energy Holdings Co.	5.950%	5/15/37	335	434
MidAmerican Energy Holdings Co.	6.500%	9/15/37	1,875	2,555
Midamerican Funding LLC	6.927%	3/1/29	350	473
Mississippi Power Co.	4.250%	3/15/42	590	615
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	1,555	2,387
Nevada Power Co.	6.650%	4/1/36	325	465
Nevada Power Co.	6.750%	7/1/37	690	975
Nevada Power Co.	5.375%	9/15/40	410	508
Nevada Power Co.	5.450%	5/15/41	535	676
Northern States Power Co.	5.250%	7/15/35	45	57
Northern States Power Co.	6.250%	6/1/36	1,000	1,432
Northern States Power Co.	6.200%	7/1/37	45	65
Northern States Power Co.	5.350%	11/1/39	575	755
Northern States Power Co.	4.850%	8/15/40	190	238
Northern States Power Co.	3.400%	8/15/42	650	641

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
NSTAR Electric Co.	5.500%	3/15/40	45	60
Oglethorpe Power Corp.	5.950%	11/1/39	280	368
Oglethorpe Power Corp.	5.375%	11/1/40	1,395	1,738
Ohio Edison Co.	6.875%	7/15/36	345	461
Ohio Power Co.	6.600%	2/15/33	70	92
Ohio Power Co.	5.850%	10/1/35	725	912
Oklahoma Gas & Electric Co.	5.850%	6/1/40	320	422
Oklahoma Gas & Electric Co.	5.250%	5/15/41	30	37
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	1,925	2,380
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	675	828
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	40	50
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	120	158
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	1,145	1,232
2 Oncor Electric Delivery Co. LLC	4.550%	12/1/41	45	44
2 Oncor Electric Delivery Co. LLC	5.300%	6/1/42	60	65
Pacific Gas & Electric Co.	6.050%	3/1/34	4,120	5,440
Pacific Gas & Electric Co.	5.800%	3/1/37	1,270	1,652
Pacific Gas & Electric Co.	6.350%	2/15/38	160	224
Pacific Gas & Electric Co.	6.250%	3/1/39	395	549
Pacific Gas & Electric Co.	5.400%	1/15/40	1,090	1,369
Pacific Gas & Electric Co.	4.500%	12/15/41	1,175	1,318
Pacific Gas & Electric Co.	4.450%	4/15/42	295	327
PacifiCorp	7.700%	11/15/31	120	184
PacifiCorp	5.250%	6/15/35	45	56
PacifiCorp	6.100%	8/1/36	1,935	2,647
PacifiCorp	5.750%	4/1/37	85	112
PacifiCorp	6.250%	10/15/37	1,800	2,529
PacifiCorp	6.000%	1/15/39	255	353
PacifiCorp	4.100%	2/1/42	585	632
Pennsylvania Electric Co.	6.150%	10/1/38	355	435
Potomac Electric Power Co.	6.500%	11/15/37	1,320	1,915
Potomac Electric Power Co.	7.900%	12/15/38	45	74
PPL Electric Utilities Corp.	6.250%	5/15/39	245	353
PPL Electric Utilities Corp.	5.200%	7/15/41	1,170	1,495
Progress Energy Inc.	7.750%	3/1/31	610	871
Progress Energy Inc.	7.000%	10/30/31	535	717
Progress Energy Inc.	6.000%	12/1/39	845	1,068
PSEG Power LLC	8.625%	4/15/31	665	987
Public Service Co. of Colorado	6.250%	9/1/37	200	287
Public Service Co. of Colorado	6.500%	8/1/38	45	66
Public Service Co. of Colorado	4.750%	8/15/41	255	311
Public Service Co. of Oklahoma	6.625%	11/15/37	25	33
Public Service Electric & Gas Co.	5.700%	12/1/36	150	203
Public Service Electric & Gas Co.	5.800%	5/1/37	605	829
Public Service Electric & Gas Co.	5.375%	11/1/39	5	7
Public Service Electric & Gas Co.	5.500%	3/1/40	535	719
Public Service Electric & Gas Co.	3.950%	5/1/42	795	868
Puget Sound Energy Inc.	5.483%	6/1/35	50	64
Puget Sound Energy Inc.	6.274%	3/15/37	35	49
Puget Sound Energy Inc.	5.757%	10/1/39	70	95
Puget Sound Energy Inc.	5.795%	3/15/40	390	530
Puget Sound Energy Inc.	5.764%	7/15/40	40	55
Puget Sound Energy Inc.	5.638%	4/15/41	1,965	2,653
Puget Sound Energy Inc.	4.434%	11/15/41	485	564
San Diego Gas & Electric Co.	5.350%	5/15/35	40	52

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Diego Gas & Electric Co.	6.125%	9/15/37	45	64
San Diego Gas & Electric Co.	6.000%	6/1/39	655	950
San Diego Gas & Electric Co.	5.350%	5/15/40	20	27
San Diego Gas & Electric Co.	4.500%	8/15/40	405	480
San Diego Gas & Electric Co.	3.950%	11/15/41	1,080	1,188
San Diego Gas & Electric Co.	4.300%	4/1/42	60	69
South Carolina Electric & Gas Co.	6.625%	2/1/32	450	619
South Carolina Electric & Gas Co.	5.300%	5/15/33	30	36
South Carolina Electric & Gas Co.	6.050%	1/15/38	710	956
South Carolina Electric & Gas Co.	5.450%	2/1/41	265	340
South Carolina Electric & Gas Co.	4.350%	2/1/42	915	1,008
Southern California Edison Co.	6.650%	4/1/29	45	61
Southern California Edison Co.	6.000%	1/15/34	1,705	2,325
Southern California Edison Co.	5.750%	4/1/35	70	93
Southern California Edison Co.	5.350%	7/15/35	45	57
Southern California Edison Co.	5.550%	1/15/36	20	26
Southern California Edison Co.	5.625%	2/1/36	40	53
Southern California Edison Co.	5.550%	1/15/37	820	1,077
Southern California Edison Co.	5.950%	2/1/38	905	1,249
Southern California Edison Co.	6.050%	3/15/39	975	1,371
Southern California Edison Co.	5.500%	3/15/40	95	126
Southern California Edison Co.	4.500%	9/1/40	1,305	1,538
Southern California Edison Co.	3.900%	12/1/41	220	237
Southern California Edison Co.	4.050%	3/15/42	85	93
Southern Power Co.	5.150%	9/15/41	950	1,112
Southwestern Electric Power Co.	6.200%	3/15/40	320	418
Southwestern Public Service Co.	4.500%	8/15/41	550	636
Tampa Electric Co.	6.550%	5/15/36	430	610
Tampa Electric Co.	6.150%	5/15/37	140	191
Tampa Electric Co.	4.100%	6/15/42	200	214
Toledo Edison Co.	6.150%	5/15/37	970	1,244
TransAlta Corp.	6.500%	3/15/40	375	380
Union Electric Co.	5.300%	8/1/37	45	57
Union Electric Co.	8.450%	3/15/39	795	1,361
Virginia Electric & Power Co.	3.450%	9/1/22	1,445	1,587
Virginia Electric & Power Co.	6.000%	1/15/36	105	143
Virginia Electric & Power Co.	6.000%	5/15/37	1,510	2,076
Virginia Electric & Power Co.	6.350%	11/30/37	65	94
Virginia Electric & Power Co.	8.875%	11/15/38	510	887
Westar Energy Inc.	4.125%	3/1/42	490	546
Wisconsin Electric Power Co.	5.625%	5/15/33	580	750
Wisconsin Electric Power Co.	5.700%	12/1/36	140	186
Wisconsin Power & Light Co.	6.375%	8/15/37	609	865
Xcel Energy Inc.	6.500%	7/1/36	250	349
Xcel Energy Inc.	4.800%	9/15/41	925	1,082

Natural Gas (4.8%)
AGL Capital Corp.	6.000%	10/1/34	175	221
AGL Capital Corp.	5.875%	3/15/41	1,005	1,344
Atmos Energy Corp.	5.500%	6/15/41	450	558
CenterPoint Energy Resources Corp.	6.625%	11/1/37	255	348
CenterPoint Energy Resources Corp.	5.850%	1/15/41	554	699
DCP Midstream LLC	8.125%	8/16/30	395	515
El Paso Natural Gas Co. LLC	8.375%	6/15/32	800	1,129
El Paso Pipeline Partners Operating Co. LLC	7.500%	11/15/40	400	515

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Enbridge Energy Partners LP	7.500%	4/15/38	940	1,258
Energy Transfer Partners LP	6.625%	10/15/36	55	61
Energy Transfer Partners LP	7.500%	7/1/38	1,005	1,202
Energy Transfer Partners LP	6.050%	6/1/41	1,131	1,223
Energy Transfer Partners LP	6.500%	2/1/42	1,655	1,883
Enterprise Products Operating LLC	6.875%	3/1/33	90	116
Enterprise Products Operating LLC	6.650%	10/15/34	685	869
Enterprise Products Operating LLC	7.550%	4/15/38	390	528
Enterprise Products Operating LLC	6.125%	10/15/39	1,310	1,559
Enterprise Products Operating LLC	6.450%	9/1/40	460	570
Enterprise Products Operating LLC	5.950%	2/1/41	1,565	1,857
Enterprise Products Operating LLC	5.700%	2/15/42	565	651
Enterprise Products Operating LLC	4.850%	8/15/42	590	615
Enterprise Products Operating LLC	4.450%	2/15/43	1,450	1,427
KeySpan Corp.	8.000%	11/15/30	240	337
KeySpan Corp.	5.803%	4/1/35	65	77
Kinder Morgan Energy Partners LP	3.950%	9/1/22	855	905
Kinder Morgan Energy Partners LP	3.450%	2/15/23	850	867
Kinder Morgan Energy Partners LP	7.400%	3/15/31	50	64
Kinder Morgan Energy Partners LP	7.750%	3/15/32	300	391
Kinder Morgan Energy Partners LP	7.300%	8/15/33	575	732
Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	55
Kinder Morgan Energy Partners LP	6.500%	2/1/37	1,265	1,510
Kinder Morgan Energy Partners LP	6.950%	1/15/38	1,100	1,374
Kinder Morgan Energy Partners LP	6.500%	9/1/39	1,330	1,605
Kinder Morgan Energy Partners LP	6.550%	9/15/40	100	123
Kinder Morgan Energy Partners LP	6.375%	3/1/41	95	116
Kinder Morgan Energy Partners LP	5.625%	9/1/41	1,540	1,739
Kinder Morgan Energy Partners LP	5.000%	8/15/42	850	876
Magellan Midstream Partners LP	6.400%	5/1/37	40	51
Nisource Finance Corp.	6.250%	12/15/40	590	745
Nisource Finance Corp.	5.950%	6/15/41	565	682
Nisource Finance Corp.	5.800%	2/1/42	25	30
Nisource Finance Corp.	5.250%	2/15/43	1,205	1,335
ONEOK Inc.	6.000%	6/15/35	190	217
ONEOK Partners LP	6.650%	10/1/36	125	149
ONEOK Partners LP	6.850%	10/15/37	85	104
ONEOK Partners LP	6.125%	2/1/41	2,290	2,688
Plains All American Pipeline LP /
PAA Finance Corp.	6.700%	5/15/36	265	337
Plains All American Pipeline LP /
PAA Finance Corp.	6.650%	1/15/37	1,160	1,493
Plains All American Pipeline LP /
PAA Finance Corp.	5.150%	6/1/42	345	391
Sempra Energy	6.000%	10/15/39	1,390	1,840
Southern California Gas Co.	5.750%	11/15/35	25	34
Southern Natural Gas Co. LLC	8.000%	3/1/32	520	726
Southern Union Co.	7.600%	2/1/24	255	320
Southern Union Co.	8.250%	11/15/29	264	332
Spectra Energy Capital LLC	7.500%	9/15/38	360	485
Sunoco Logistics Partners Operations LP	6.850%	2/15/40	235	274
Sunoco Logistics Partners Operations LP	6.100%	2/15/42	625	677
Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	1,010	1,332
Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	65	86
Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	235	318

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Texas Eastern Transmission LP	7.000%	7/15/32	265	360
TransCanada PipeLines Ltd.	5.600%	3/31/34	60	75
TransCanada PipeLines Ltd.	5.850%	3/15/36	1,560	2,082
TransCanada PipeLines Ltd.	6.200%	10/15/37	505	694
TransCanada PipeLines Ltd.	7.250%	8/15/38	780	1,181
TransCanada PipeLines Ltd.	7.625%	1/15/39	1,887	2,980
TransCanada PipeLines Ltd.	6.100%	6/1/40	1,020	1,406
2 Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	705	735
Williams Cos. Inc.	7.500%	1/15/31	287	359
Williams Cos. Inc.	7.750%	6/15/31	231	292
Williams Cos. Inc.	8.750%	3/15/32	876	1,207
Williams Partners LP	6.300%	4/15/40	1,750	2,195

Other Utility (0.2%)
American Water Capital Corp.	6.593%	10/15/37	1,105	1,430
United Utilities plc	6.875%	8/15/28	745	869
Veolia Environnement SA	6.750%	6/1/38	225	274
				211,922
Total Corporate Bonds (Cost $1,103,375)				1,186,679
Taxable Municipal Bonds (0.2%)
George Washington University
District of Columbia GO	3.485%	9/15/22	300	323
Harvard University Massachusetts GO	4.875%	10/15/40	125	161
Ohio State University General Receipts Revenue	4.800%	6/1/11	125	142
President & Fellows of Harvard College
Massachusetts GO	6.300%	10/1/37	65	76
Princeton University New Jersey GO	5.700%	3/1/39	760	1,063
Tufts University Massachusetts GO	5.017%	4/15/12	325	389
University of Pennsylvania GO	4.674%	9/1/12	275	324
University of Southern California Revenue	5.250%	10/1/11	115	152
Total Taxable Municipal Bonds (Cost $2,351)				2,630

			Shares
Temporary Cash Investment (0.9%)
Money Market Fund (0.9%)
4 Vanguard Market Liquidity Fund (Cost $11,308)	0.158%		11,307,898	11,308
Total Investments (99.2%) (Cost $1,117,344)				1,200,927
Other Assets and Liabilities (0.8%)
Other Assets				18,088
Liabilities				(8,119)
				9,969
Net Assets (100%)				1,210,896

Long-Term Corporate Bond Index Fund

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	1,125,389
Overdistributed Net Investment Income	(8)
Accumulated Net Realized Gains	1,852
Unrealized Appreciation (Depreciation)
Investment Securities	83,583
Futures Contracts	80
Net Assets	1,210,896

Signal Shares—Net Assets
Applicable to 594,450 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	14,705
Net Asset Value Per Share—Signal Shares	$24.74

Institutional Shares—Net Assets
Applicable to 5,342,483 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	164,085
Net Asset Value Per Share—Institutional Shares	$30.71

ETF Shares—Net Assets
Applicable to 11,200,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,032,106
Net Asset Value Per Share—ETF Shares	$92.15

See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the aggregate value of these securities was $12,714,000, representing 1.0% of net assets.
3 Securities with a value of $545,000 have been segregated as initial margin for open futures contracts.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Interest[1]	32,081
Total Income	32,081
Expenses
The Vanguard Group—Note B
Investment Advisory Services	28
Management and Administrative—Signal Shares	9
Management and Administrative—Institutional Shares	20
Management and Administrative—ETF Shares	497
Marketing and Distribution—Signal Shares	4
Marketing and Distribution—Institutional Shares	4
Marketing and Distribution—ETF Shares	138
Custodian Fees	10
Auditing Fees	41
Shareholders’ Reports—Signal Shares	—
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	30
Total Expenses	781
Net Investment Income	31,300
Realized Net Gain (Loss)
Investment Securities Sold	3,510
Futures Contracts	(1,015)
Realized Net Gain (Loss)	2,495
Change in Unrealized Appreciation (Depreciation)
Investment Securities	78,814
Futures Contracts	76
Change in Unrealized Appreciation (Depreciation)	78,890
Net Increase (Decrease) in Net Assets Resulting from Operations	112,685
1 Interest income from an affiliated company of the fund was $8,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	31,300	6,184
Realized Net Gain (Loss)	2,495	306
Change in Unrealized Appreciation (Depreciation)	78,890	207
Net Increase (Decrease) in Net Assets Resulting from Operations	112,685	6,697
Distributions
Net Investment Income
Signal Shares	(548)	(341)
Institutional Shares	(1,254)	(497)
ETF Shares	(29,507)	(5,349)
Realized Capital Gain[1]
Signal Shares	—	(10)
Institutional Shares	—	(26)
ETF Shares	—	(215)
Total Distributions	(31,309)	(6,438)
Capital Share Transactions
Signal Shares	3,766	5,659
Institutional Shares	147,853	7,603
ETF Shares	679,038	209,252
Net Increase (Decrease) from Capital Share Transactions	830,657	222,514
Total Increase (Decrease)	912,033	222,773
Net Assets
Beginning of Period	298,863	76,090
End of Period[2]	1,210,896	298,863
1 Includes fiscal 2011 short-term gain distributions totaling $251,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of ($8,000) and $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

Signal Shares
			Jan. 19,
	Year Ended		2010[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010
Net Asset Value, Beginning of Period	$21.69	$22.00	$20.12
Investment Operations
Net Investment Income	1.068	1.100	.680
Net Realized and Unrealized Gain (Loss) on Investments[2]	3.051	(.246)	1.936
Total from Investment Operations	4.119	.854	2.616
Distributions
Dividends from Net Investment Income	(1.069)	(1.100)	(.736)
Distributions from Realized Capital Gains	—	(.064)	—
Total Distributions	(1.069)	(1.164)	(.736)
Net Asset Value, End of Period	$24.74	$21.69	$22.00

Total Return[3]	19.43%	4.21%	13.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15	$9	$4
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.15%[4]
Ratio of Net Investment Income to Average Net Assets	4.73%	5.36%	5.65%[4]
Portfolio Turnover Rate[5]	71%	110%	41%

1 Inception.
2 Includes increases from purchase fees of $.01, $.04, and $.03.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares
			Nov. 19,
	Year Ended		2009[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010
Net Asset Value, Beginning of Period	$26.93	$27.32	$24.89
Investment Operations
Net Investment Income	1.337	1.377	1.090
Net Realized and Unrealized Gain (Loss) on Investments[2]	3.780	(.308)	2.428
Total from Investment Operations	5.117	1.069	3.518
Distributions
Dividends from Net Investment Income	(1.337)	(1.379)	(1.088)
Distributions from Realized Capital Gains	—	(.080)	—
Total Distributions	(1.337)	(1.459)	(1.088)
Net Asset Value, End of Period	$30.71	$26.93	$27.32

Total Return[3]	19.44%	4.25%	14.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$164	$15	$7
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.09%[4]
Ratio of Net Investment Income to Average Net Assets	4.76%	5.41%	5.71%[4]
Portfolio Turnover Rate[5]	71%	110%	41%

1 Inception.
2 Includes increases from purchase fees of $.00, $.04, and $.03.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares
			Nov. 19,
	Year Ended		2009[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010
Net Asset Value, Beginning of Period	$80.80	$81.96	$74.67
Investment Operations
Net Investment Income	3.980	4.091	3.236
Net Realized and Unrealized Gain (Loss) on Investments[2]	11.351	(.917)	7.286
Total from Investment Operations	15.331	3.174	10.522
Distributions
Dividends from Net Investment Income	(3.981)	(4.095)	(3.232)
Distributions from Realized Capital Gains	—	(.239)	—
Total Distributions	(3.981)	(4.334)	(3.232)
Net Asset Value, End of Period	$92.15	$80.80	$81.96

Total Return	19.40%	4.19%	14.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,032	$275	$66
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.15%[3]
Ratio of Net Investment Income to Average Net Assets	4.73%	5.36%	5.65%[3]
Portfolio Turnover Rate[4]	71%	110%	41%

1 Inception.
2 Includes increases from purchase and redemption fees of $.02, $.07, and $.10.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: Signal Shares, Institutional Shares, and ETF Shares. Signal Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2012, the fund’s average investments in long and short futures contracts represented 3% and 2% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of capital shares are credited to paid-in capital.

Long-Term Corporate Bond Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $167,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	310	—
Corporate Bonds	—	1,186,679	—
Taxable Municipal Bonds	—	2,630	—
Temporary Cash Investments	11,308	—	—
Futures Contracts—Assets[1]	242	—	—
Futures Contracts—Liabilities[1]	(323)	—	—
Total	11,227	1,189,619	—
1 Represents variation margin on the last day of the reporting period.

Long-Term Corporate Bond Index Fund

D. At August 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
30-Year U.S. Treasury Bond	December 2012	103	15,595	222
Ultra Long U.S. Treasury Bond	December 2012	(65)	(10,985)	(142)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $28,000 from accumulated net realized gains to paid-in capital.

The fund used capital loss carryforwards of $7,000 to offset taxable capital gains realized during the year ended August 31, 2012, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at August 31, 2012, the fund had $2,030,000 of short-term capital gains available for distribution. Short-term gain distributions are treated as ordinary income for tax purposes.

At August 31, 2012, the cost of investment securities for tax purposes was $1,117,442,000. Net unrealized appreciation of investment securities for tax purposes was $83,485,000, consisting of unrealized gains of $85,131,000 on securities that had risen in value since their purchase and $1,646,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2012, the fund purchased $1,023,170,000 of investment securities and sold $222,766,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $232,835,000 and $236,116,000, respectively. Total purchases and sales include $788,631,000 and $0, respectively, in connection with in-kind purchases of the fund’s capital shares.

Long-Term Corporate Bond Index Fund

G. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Signal Shares
Issued[1]	3,773	163	6,808	323
Issued in Lieu of Cash Distributions	547	23	351	17
Redeemed	(554)	(24)	(1,500)	(67)
Net Increase (Decrease)—Signal Shares	3,766	162	5,659	273
Institutional Shares
Issued[1]	156,689	5,103	7,080	272
Issued in Lieu of Cash Distributions	1,254	43	523	20
Redeemed	(10,090)	(352)	—	—
Net Increase (Decrease) —Institutional Shares	147,853	4,794	7,603	292
ETF Shares
Issued[1]	679,038	7,800	233,137	2,900
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	(23,885)	(300)
Net Increase (Decrease)—ETF Shares	679,038	7,800	209,252	2,600
1 Includes purchase fees for fiscal 2012 and 2011 of $238,000 and $287,000, respectively (fund totals).

H. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Mortgage-Backed Securities Index Fund

Fund Profile

As of August 31, 2012

Share-Class Characteristics

	Signal	Institutional	ETF
	Shares	Shares	Shares
Ticker Symbol	VMBSX	VMBIX	VMBS
Expense Ratio[1]	0.15%	0.09%	0.15%
30-Day SEC Yield	1.11%	1.13%	1.12%

Financial Attributes

		Barclays
		MBS	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index
Number of Bonds	441[2]	898	7,922
Yield to Maturity
(before expenses)	2.1%	2.1%	1.7%
Average Coupon	4.5%	4.5%	3.7%
Average Duration	2.8 years	2.8 years	5.2 years
Average Maturity	4.4 years	4.5 years	7.1 years
Short-Term
Reserves	1.9%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Distribution by Credit Quality (% of portfolio)
U.S. Government	98.0%
Aaa	2.0
For information about these ratings, see the Glossary entry for
Credit Quality.

Distribution by Coupon (% of portfolio)
Below 5%	83.5%
5% - 6%	14.3
Above 6%	2.2

Investment Focus

1 The expense ratios shown are from the prospectus dated December 29, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.12% for Signal Shares, 0.09% for Institutional Shares (annualized since inception May 9), and 0.12% for ETF Shares.
2 Issues are mortgage pools grouped by coupon.

Mortgage-Backed Securities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012
			Since	Final Value
		One	Inception	of a $10,000
		Year	(11/19/2009)	Investment
	Mortgage-Backed Securities Index
	Fund ETF Shares Net Asset Value	3.62%	4.73%	$11,372
	Mortgage-Backed Securities Index
	Fund ETF Shares Market Price	3.64	4.77	11,384
••••••••	Barclays U.S. MBS Float Adjusted
	Index	3.62	4.67	11,353

– – – –	U.S. Mortgage Funds Average	4.45	5.55	11,620
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	5.91	6.28	11,845

For a benchmark description, see the Glossary.
U.S. Mortgage Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Mortgage-Backed Securities Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2012
		Since	Final Value
	One	Inception	of a $10,000
	Year	(12/3/2009)	Investment
Mortgage-Backed Securities Index Fund
Signal Shares	3.63%	4.71%	$11,347
Barclays U.S. MBS Float Adjusted Index	3.62	4.70	11,342
Spliced Barclays U.S. Aggregate Float
Adjusted Index	5.91	6.32	11,831
"Since Inception" performance is calculated from the Signal Shares’ inception date for both the fund and its comparative standards.

	Total Returns
	Period Ended August 31, 2012
	Since	Final Value
	Inception	of a $5,000,000
	(5/9/2012)	Investment
Mortgage-Backed Securities Index Fund
Institutional Shares	1.27%	$5,063,312
Barclays U.S. MBS Float Adjusted Index	1.15	5,057,339
Barclays U.S. Aggregate Float Adjusted Index	2.19	5,109,298
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2012
		Since
	One	Inception
	Year	(11/19/2009)
Mortgage-Backed Securities Index FundETF
Shares Market Price	3.64%	13.84%
Mortgage-Backed Securities Index FundETF
Shares Net Asset Value	3.62	13.72
Barclays U.S. MBS Float Adjusted Index	3.62	13.53
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Mortgage-Backed Securities Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2012

		Barclays
		MBS
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	4.39%	4.23%
2011	5.14	5.11
2012	3.62	3.62

Average Annual Total Returns: Periods Ended June 30, 2012

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Signal Shares	12/3/2009	4.83%	2.17%	2.47%	4.64%
Institutional Shares	5/9/2012	—	0.23	0.04	0.27
ETF Shares	11/19/2009
Market Price		4.78			4.75
Net Asset Value		4.78			4.65

Mortgage-Backed Securities Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	U.S. Government and Agency Obligations (100.0%)
	U.S. Government Securities (1.4%)
	United States Treasury Note/Bond	0.250%	7/15/15	2,100	2,098
	United States Treasury Note/Bond	0.750%	6/30/17	4,250	4,287
					6,385
	Conventional Mortgage-Backed Securities (95.6%)
	[1,2,3] Fannie Mae Pool	2.500%	9/1/27	3,175	3,298
	[1,2,3] Fannie Mae Pool	3.000%	9/1/27–9/1/42	12,958	13,631
	[1,2,3] Fannie Mae Pool	3.500%	10/1/21–9/1/42	28,943	30,752
	[1,2,3] Fannie Mae Pool	4.000%	7/1/18–9/1/42	38,851	41,728
	[1,2,3] Fannie Mae Pool	4.500%	2/1/18–9/1/42	31,512	34,134
	[1,2,3] Fannie Mae Pool	5.000%	3/1/17–9/1/42	27,157	29,803
	[1,2,3] Fannie Mae Pool	5.500%	12/1/16–9/1/42	23,848	26,281
	[1,2,3] Fannie Mae Pool	6.000%	12/1/13–9/1/42	17,324	19,130
	[1,2,3] Fannie Mae Pool	6.500%	4/1/16–9/1/42	6,761	7,641
[2,3]	Fannie Mae Pool	7.000%	12/1/15–10/1/37	644	737
[2,3]	Fannie Mae Pool	7.500%	11/1/22	21	24
	[1,2,3] Freddie Mac Gold Pool	2.500%	9/1/27	1,800	1,868
	[1,2,3] Freddie Mac Gold Pool	3.000%	9/1/27–9/1/42	6,800	7,137
	[1,2,3] Freddie Mac Gold Pool	3.500%	10/1/20–9/1/42	14,550	15,416
	[1,2,3] Freddie Mac Gold Pool	4.000%	7/1/18–9/1/42	21,301	22,771
	[1,2,3] Freddie Mac Gold Pool	4.500%	5/1/14–9/1/42	21,146	22,796
	[1,2,3] Freddie Mac Gold Pool	5.000%	9/1/15–9/1/42	17,510	19,004
	[1,2,3] Freddie Mac Gold Pool	5.500%	4/1/14–9/1/42	16,270	17,799
[2,3]	Freddie Mac Gold Pool	6.000%	4/1/14–12/1/38	10,425	11,499
[2,3]	Freddie Mac Gold Pool	6.500%	10/1/28–9/1/39	3,496	3,948
[2,3]	Freddie Mac Gold Pool	7.000%	7/1/28–12/1/38	471	536
[2,3]	Freddie Mac Gold Pool	8.000%	11/1/22	4	4
2	Ginnie Mae I Pool	3.000%	7/15/42	200	211
[1,2]	Ginnie Mae I Pool	3.500%	2/15/26–9/1/42	3,408	3,688
[1,2]	Ginnie Mae I Pool	4.000%	7/15/24–9/1/42	8,802	9,649
[1,2]	Ginnie Mae I Pool	4.500%	9/15/18–9/1/42	13,376	14,722
[1,2]	Ginnie Mae I Pool	5.000%	1/15/18–9/1/42	8,757	9,705
[1,2]	Ginnie Mae I Pool	5.500%	10/15/32–9/1/42	5,084	5,689
[1,2]	Ginnie Mae I Pool	6.000%	4/15/28–9/1/42	4,961	5,597
2	Ginnie Mae I Pool	6.500%	5/15/24–1/15/39	484	558
2	Ginnie Mae I Pool	7.000%	10/15/27	15	17
[1,2]	Ginnie Mae II Pool	3.000%	2/20/27–9/1/42	545	576
[1,2]	Ginnie Mae II Pool	3.500%	12/20/25–9/1/42	13,269	14,350

Mortgage-Backed Securities Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[1,2]	Ginnie Mae II Pool	4.000%	9/20/25–9/1/42	14,566	15,988
[1,2]	Ginnie Mae II Pool	4.500%	4/20/18–9/1/42	17,601	19,516
[1,2]	Ginnie Mae II Pool	5.000%	6/20/33–9/1/42	12,319	13,701
[1,2]	Ginnie Mae II Pool	5.500%	12/20/33–9/1/42	4,632	5,174
2	Ginnie Mae II Pool	6.000%	1/20/32–12/20/41	1,380	1,557
2	Ginnie Mae II Pool	6.500%	10/20/28–11/20/38	1,384	1,583
2	Ginnie Mae II Pool	7.000%	4/20/38–11/20/38	144	164
					452,382
Nonconventional Mortgage-Backed Securities (3.0%)
[2,3]	Fannie Mae Pool	2.223%	9/1/42	1,000	1,033
[2,3]	Fannie Mae Pool	2.560%	10/1/40	485	503
[2,3]	Fannie Mae Pool	2.801%	3/1/42	989	1,039
[2,3]	Fannie Mae Pool	2.827%	3/1/41	55	57
[2,3,4] Fannie Mae Pool		2.841%	3/1/37	232	243
[2,3]	Fannie Mae Pool	2.885%	11/1/41	643	679
[2,3]	Fannie Mae Pool	2.921%	12/1/40	324	339
[2,3]	Fannie Mae Pool	3.000%	5/1/42	327	349
[2,3]	Fannie Mae Pool	3.009%	3/1/42	492	525
[2,3]	Fannie Mae Pool	3.120%	12/1/40	56	58
[2,3]	Fannie Mae Pool	3.122%	2/1/41	36	38
[2,3]	Fannie Mae Pool	3.162%	2/1/41	81	84
[2,3]	Fannie Mae Pool	3.189%	12/1/40	53	55
[2,3]	Fannie Mae Pool	3.242%	10/1/40	88	92
[2,3]	Fannie Mae Pool	3.267%	11/1/40	56	59
[2,3]	Fannie Mae Pool	3.290%	1/1/40	15	16
[2,3]	Fannie Mae Pool	3.449%	12/1/39	729	764
[2,3]	Fannie Mae Pool	3.504%	5/1/40	32	33
[2,3]	Fannie Mae Pool	3.516%	10/1/39	115	121
[2,3]	Fannie Mae Pool	3.537%	3/1/40	29	30
[2,3]	Fannie Mae Pool	3.580%	8/1/39	120	127
[2,3]	Fannie Mae Pool	3.595%	11/1/39	113	118
[2,3]	Fannie Mae Pool	3.613%	4/1/41	270	285
[2,3]	Fannie Mae Pool	3.704%	5/1/40	269	284
[2,3]	Fannie Mae Pool	3.827%	9/1/40	883	964
[2,3]	Fannie Mae Pool	5.104%	3/1/38	109	118
[2,3]	Fannie Mae Pool	5.694%	4/1/37	62	68
[2,3,4] Fannie Mae Pool		5.887%	9/1/37	39	41
[2,3]	Freddie Mac Non Gold Pool	2.576%	2/1/42	404	422
[2,3]	Freddie Mac Non Gold Pool	2.703%	12/1/40	183	190
[2,3]	Freddie Mac Non Gold Pool	2.814%	1/1/41	208	216
[2,3]	Freddie Mac Non Gold Pool	2.979%	2/1/41	57	60
[2,3]	Freddie Mac Non Gold Pool	3.100%	6/1/41	672	705
[2,3]	Freddie Mac Non Gold Pool	3.355%	5/1/40	10	10
[2,3]	Freddie Mac Non Gold Pool	3.367%	4/1/40	43	46
[2,3]	Freddie Mac Non Gold Pool	3.426%	3/1/42	545	590
[2,3]	Freddie Mac Non Gold Pool	3.498%	8/1/40	151	163
[2,3]	Freddie Mac Non Gold Pool	3.542%	11/1/39	119	125
[2,3]	Freddie Mac Non Gold Pool	3.609%	6/1/40	230	242
[2,3]	Freddie Mac Non Gold Pool	3.611%	6/1/40	497	524
[2,3]	Freddie Mac Non Gold Pool	3.616%	1/1/40	96	101
[2,3]	Freddie Mac Non Gold Pool	3.682%	9/1/40	206	218
[2,3]	Freddie Mac Non Gold Pool	3.983%	3/1/40	190	201
[2,3]	Freddie Mac Non Gold Pool	4.000%	12/1/39	107	114
[2,3]	Freddie Mac Non Gold Pool	4.899%	12/1/35	115	120
[2,3]	Freddie Mac Non Gold Pool	5.730%	10/1/37	36	38

Mortgage-Backed Securities Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,3] Freddie Mac Non Gold Pool		6.437%	2/1/37	72	79
2	Ginnie Mae II Pool	2.500%	1/20/41–1/20/42	1,533	1,618
2	Ginnie Mae II Pool	3.000%	4/20/41–11/20/41	266	284
2	Ginnie Mae II Pool	4.000%	12/20/39	190	200
					14,388
Total U.S. Government and Agency Obligations (Cost $469,090)					473,155

				Shares
Temporary Cash Investment (42.8%)
Money Market Fund (42.8%)
5	Vanguard Market Liquidity Fund (Cost $202,630)	0.158%		202,630,323	202,630
Total Investments (142.8%) (Cost $671,720)					675,785
Other Assets and Liabilities (-42.8%)
Other Assets					50,246
Liabilities					(252,666)
					(202,420)
Net Assets (100%)					473,365

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers					473,155
Affiliated Vanguard Funds					202,630
Total Investments in Securities					675,785
Receivables for Investment Securities Sold					40,360
Other Assets					9,886
Total Assets					726,031
Liabilities
Payables for Investment Securities Purchased					251,731
Other Liabilities					935
Total Liabilities					252,666
Net Assets					473,365

Mortgage-Backed Securities Index Fund

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	467,577
Undistributed Net Investment Income	19
Accumulated Net Realized Gains	1,704
Unrealized Appreciation (Depreciation)	4,065
Net Assets	473,365

Signal Shares—Net Assets
Applicable to 10,026,497 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	211,200
Net Asset Value Per Share—Signal Shares	$21.06

Institutional Shares—Net Assets
Applicable to 520,850 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	14,761
Net Asset Value Per Share—Institutional Shares	$28.34

ETF Shares—Net Assets
Applicable to 4,700,980 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	247,404
Net Asset Value Per Share—ETF Shares	$52.63

See Note A in Notes to Financial Statements.
1 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of August 31, 2012.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Adjustable-rate security.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Interest[1]	3,074
Total Income	3,074
Expenses
The Vanguard Group—Note B
Investment Advisory Services	6
Management and Administrative—Signal Shares	15
Management and Administrative—Institutional Shares	2
Management and Administrative—ETF Shares	71
Marketing and Distribution—Signal Shares	2
Marketing and Distribution—Institutional Shares	—
Marketing and Distribution—ETF Shares	31
Custodian Fees	45
Auditing Fees	36
Shareholders’ Reports—Signal Shares	—
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	7
Total Expenses	215
Net Investment Income	2,859
Realized Net Gain (Loss) on Investment Securities Sold	1,846
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,268
Net Increase (Decrease) in Net Assets Resulting from Operations	6,973
1 Interest income from an affiliated company of the fund was $69,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,859	1,315
Realized Net Gain (Loss)	1,846	663
Change in Unrealized Appreciation (Depreciation)	2,268	1,402
Net Increase (Decrease) in Net Assets Resulting from Operations	6,973	3,380
Distributions
Net Investment Income
Signal Shares	(290)	(219)
Institutional Shares	(58)	—
ETF Shares	(2,485)	(1,097)
Realized Capital Gain[1]
Signal Shares	(78)	(100)
Institutional Shares	—	—
ETF Shares	(633)	(576)
Total Distributions	(3,544)	(1,992)
Capital Share Transactions
Signal Shares	195,740	8,572
Institutional Shares	14,637	—
ETF Shares	171,898	40,764
Net Increase (Decrease) from Capital Share Transactions	382,275	49,336
Total Increase (Decrease)	385,704	50,724
Net Assets
Beginning of Period	87,661	36,937
End of Period[2]	473,365	87,661

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $682,000 and $676,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $19,000 and ($7,000).

See accompanying Notes, which are an integral part of the Financial Statements.

179

Mortgage-Backed Securities Index Fund

Financial Highlights

Signal Shares
			Dec. 3,
	Year Ended		2009[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010
Net Asset Value, Beginning of Period	$20.76	$20.52	$20.04
Investment Operations
Net Investment Income	.344	.456	.332
Net Realized and Unrealized Gain (Loss) on Investments	.399	.569	.487
Total from Investment Operations	.743	1.025	.819
Distributions
Dividends from Net Investment Income	(.342)	(.456)	(.339)
Distributions from Realized Capital Gains	(.101)	(.329)	—
Total Distributions	(.443)	(.785)	(.339)
Net Asset Value, End of Period	$21.06	$20.76	$20.52

Total Return[2]	3.63%	5.16%	4.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$211	$15	$6
Ratio of Total Expenses to Average Net Assets	0.12%	0.15%	0.15%[3]
Ratio of Net Investment Income to Average Net Assets	1.57%	2.30%	2.12%[3]
Portfolio Turnover Rate[4]	529%	344%	402%

1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Includes 231%, 187%, and 166% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

Institutional Shares
May 9, 2012[1] to
For a Share Outstanding Throughout the Period	August 31, 2012
Net Asset Value, Beginning of Period	$28.10
Investment Operations
Net Investment Income	.137
Net Realized and Unrealized Gain (Loss) on Investments	.218
Total from Investment Operations	.355
Distributions
Dividends from Net Investment Income	(.115)
Distributions from Realized Capital Gains	—
Total Distributions	(.115)
Net Asset Value, End of Period	$28.34

Total Return[2]	1.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15
Ratio of Total Expenses to Average Net Assets[3]	0.09%
Ratio of Net Investment Income to Average Net Assets[3]	1.60%
Portfolio Turnover Rate[4]	529%

1 Inception. See Notes to Financial Statements.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Includes 231% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

ETF Shares
			Nov. 19,
	Year Ended		2009[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010
Net Asset Value, Beginning of Period	$51.90	$51.31	$49.98
Investment Operations
Net Investment Income	.875	1.142	.836
Net Realized and Unrealized Gain (Loss) on Investments[2]	.976	1.412	1.338
Total from Investment Operations	1.851	2.554	2.174
Distributions
Dividends from Net Investment Income	(.868)	(1.142)	(.844)
Distributions from Realized Capital Gains	(.253)	(.822)	—
Total Distributions	(1.121)	(1.964)	(.844)
Net Asset Value, End of Period	$52.63	$51.90	$51.31

Total Return	3.62%	5.14%	4.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$247	$73	$31
Ratio of Total Expenses to Average Net Assets	0.12%	0.15%	0.15%[3]
Ratio of Net Investment Income to Average Net Assets	1.57%	2.30%	2.12%[3]
Portfolio Turnover Rate[4]	529%	344%	402%

1 Inception.
2 Includes increases from purchase fees of $.02, $.00, and $.00.
3 Annualized.
4 Includes 231%, 187%, and 166% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Notes to Financial Statements

Vanguard Mortgage-Backed Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Signal Shares, Institutional Shares, and ETF Shares. Signal Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Institutional Shares were first issued on November 19, 2009. All outstanding Institutional Shares were converted to ETF Shares on December 29, 2009. Institutional Shares were next issued on May 9, 2012. The Financial Highlights included in these financial statements are based on the activity of the Institutional Shares since May 9, 2012. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk

Mortgage-Backed Securities Index Fund

associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls only with highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees, if any, assessed on purchases of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $37,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	473,155	—
Temporary Cash Investments	202,630	—	—
Total	202,630	473,155	—

Mortgage-Backed Securities Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $57,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2012, the fund had short-term and long-term capital gains of $1,657,000 and $63,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At August 31, 2012, the cost of investment securities for tax purposes was $671,735,000. Net unrealized appreciation of investment securities for tax purposes was $4,050,000, consisting of unrealized gains of $4,241,000 on securities that had risen in value since their purchase and $191,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2012, the fund purchased $1,355,023,000 of investment securities and sold $970,050,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Signal Shares
Issued[1]	209,248	9,956	8,577	423
Issued in Lieu of Cash Distributions	277	13	319	16
Redeemed	(13,785)	(663)	(324)	(16)
Net Increase (Decrease)—Signal Shares	195,740	9,306	8,572	423
Institutional Shares
Issued[1]	15,173	540	—	—
Issued in Lieu of Cash Distributions	58	2	—	—
Redeemed	(594)	(21)	—	—
Net Increase (Decrease) —Institutional Shares	14,637	521	—	—
ETF Shares
Issued[1]	171,898	3,300	40,764	800
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	—	—
Net Increase (Decrease)—ETF Shares	171,898	3,300	40,764	800
1 Includes purchase fees for fiscal 2012 of $98,000 (fund total).

Mortgage-Backed Securities Index Fund

At August 31, 2012, one shareholder was the record or beneficial owner of 33% of the fund’s net assets. If the shareholder were to redeem its total investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or result in the realization of taxable capital gains.

G. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Short-Term Government Bond Index Fund, Vanguard Intermediate-Term Government Bond Index Fund, Vanguard Long-Term Government Bond Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund and Vanguard Mortgage-Backed Securities Index Fund: In our opinion, the accompanying statements of net assets and the statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Government Bond Index Fund, Vanguard Intermediate-Term Government Bond Index Fund, Vanguard Long-Term Government Bond Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund and Vanguard Mortgage-Backed Securities Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds”) at August 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 11, 2012

Special 2012 tax information (unaudited) for Vanguard Short-Term Government Bond Index Fund

This information for the fiscal year ended August 31, 2012, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $225,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 99.8% of income dividends are interest-related dividends.

Special 2012 tax information (unaudited) for Vanguard Intermediate-Term Government Bond Index Fund

This information for the fiscal year ended August 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $366,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2012 tax information (unaudited) for Vanguard Long-Term Government Bond Index Fund

This information for the fiscal year ended August 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $27,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 98.8% of income dividends are interest-related dividends.

Special 2012 tax information (unaudited) for Vanguard Short-Term Corporate Bond Index Fund

This information for the fiscal year ended August 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,384,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 80.3% of income dividends are interest-related dividends.

Special 2012 tax information (unaudited) for Vanguard Intermediate-Term Corporate Bond Index Fund

This information for the fiscal year ended August 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $823,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 84.2% of income dividends are interest-related dividends.

Special 2012 tax information (unaudited) for Vanguard Long-Term Corporate Bond Index Fund

This information for the fiscal year ended August 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 83.5% of income dividends are interest-related dividends.

Special 2012 tax information (unaudited) for Vanguard Mortgage-Backed Securities Index Fund

This information for the fiscal year ended August 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $30,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 99.4% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/29/2012	8/31/2012	Period
Based on Actual Fund Return
Short-Term Government Bond Index Fund
Signal Shares	$1,000.00	$1,003.89	$0.56
Institutional Shares	1,000.00	1,003.65	0.45
ETF Shares	1,000.00	1,003.50	0.50
Intermediate-Term Government Bond Index Fund
Signal Shares	$1,000.00	$1,026.40	$0.56
Institutional Shares	1,000.00	1,026.94	0.46
ETF Shares	1,000.00	1,026.69	0.56
Long-Term Government Bond Index Fund
Signal Shares	$1,000.00	$1,090.56	$0.58
Institutional Shares	1,000.00	1,090.39	0.47
ETF Shares	1,000.00	1,090.28	0.58
Short-Term Corporate Bond Index Fund
Signal Shares	$1,000.00	$1,023.55	$0.56
Institutional Shares	1,000.00	1,023.72	0.46
ETF Shares	1,000.00	1,023.54	0.56
Intermediate-Term Corporate Bond Index Fund
Signal Shares	$1,000.00	$1,050.51	$0.57
Institutional Shares	1,000.00	1,051.20	0.47
ETF Shares	1,000.00	1,050.79	0.57
Long-Term Corporate Bond Index Fund
Signal Shares	$1,000.00	$1,078.11	$0.52
Institutional Shares	1,000.00	1,078.04	0.47
ETF Shares	1,000.00	1,078.17	0.58
Mortgage-Backed Securities Index Fund
Signal Shares	$1,000.00	$1,021.41	$0.56
ETF Shares	1,000.00	1,021.39	0.51

Six Months Ended August 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/29/2012	8/31/2012	Period
Based on Hypothetical 5% Yearly Return
Short-Term Government Bond Index Fund
Signal Shares	$1,000.00	$1,024.65	$0.56
Institutional Shares	1,000.00	1,024.75	0.46
ETF Shares	1,000.00	1,024.70	0.51
Intermediate-Term Government Bond Index Fund
Signal Shares	$1,000.00	$1,024.65	$0.56
Institutional Shares	1,000.00	1,024.75	0.46
ETF Shares	1,000.00	1,024.65	0.56
Long-Term Government Bond Index Fund
Signal Shares	$1,000.00	$1,024.65	$0.56
Institutional Shares	1,000.00	1,024.75	0.46
ETF Shares	1,000.00	1,024.65	0.56
Short-Term Corporate Bond Index Fund
Signal Shares	$1,000.00	$1,024.65	$0.56
Institutional Shares	1,000.00	1,024.75	0.46
ETF Shares	1,000.00	1,024.65	0.56
Intermediate-Term Corporate Bond Index Fund
Signal Shares	$1,000.00	$1,024.65	$0.56
Institutional Shares	1,000.00	1,024.75	0.46
ETF Shares	1,000.00	1,024.65	0.56
Long-Term Corporate Bond Index Fund
Signal Shares	$1,000.00	$1,024.70	$0.51
Institutional Shares	1,000.00	1,024.75	0.46
ETF Shares	1,000.00	1,024.65	0.56
Mortgage-Backed Securities Index Fund
Signal Shares	$1,000.00	$1,024.65	$0.56
ETF Shares	1,000.00	1,024.70	0.51

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Government Bond Index Fund, 0.11% for Signal Shares, 0.09% for Institutional Shares, and 0.10% for ETF
Shares; for the Intermediate-Term Government Bond Index Fund, 0.11% for Signal Shares, 0.09% for Institutional Shares, and 0.11% for ETF
Shares; for the Long-Term Government Bond Index Fund, 0.11% for Signal Shares, 0.09% for Institutional Shares, and 0.11% for ETF Shares;
for the Short-Term Corporate Bond Index Fund, 0.11% for Signal Shares, 0.09% for Institutional Shares, and 0.11% for ETF Shares; for the
Intermediate-Term Corporate Bond Index Fund, 0.11% for Signal Shares, 0.09% for Institutional Shares, and 0.11% for ETF Shares; for the
Long-Term Corporate Bond Index Fund, 0.10% for Signal Shares, 0.09% for Institutional Shares, and 0.11% for ETF Shares; for the
Mortgage-Backed Securities Index Fund, 0.11% for Signal Shares and 0.10% for ETF Shares. The dollar amounts shown as ”Expenses Paid”
are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period. The table does not include data for share classes with less than six months of history.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Short-Term Government Bond Index Fund, Intermediate-Term Government Bond Index Fund, Long-Term Government Bond Index Fund, Short-Term Corporate Bond Index Fund, Intermediate-Term Corporate Bond Index Fund, Long-Term Corporate Bond Index Fund, and Mortgage-Backed Securities Index Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services provided to the funds since their inception in 2009, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the funds’ performance since their inception, including any periods of outperformance or underperformance of their target indexes and peer groups. The board concluded that the funds have performed in line with expectations, and that their results have been consistent with their investment strategies. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its respective peer groups and that the funds’ advisory fee rates were also well below their peer-group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Barclays U.S. Aggregate Float Adjusted Index: Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Director of SKF AB
(diversified manufacturing and services), Hewlett-	(industrial machinery), Hillenbrand, Inc. (specialized
Packard Co. (electronic computer manufacturing),	consumer services), the Lumina Foundation for

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The Vanguard ETFs are not sponsored, endorsed, sold
Direct Investor Account Services > 800-662-2739	or promoted by Barclays. Barclays does not make any
representation regarding the advisability of Vanguard
Institutional Investor Services > 800-523-1036	ETFs or the advisability of investing in securities
Text Telephone for People	generally. Barclays’ only relationship with Vanguard is
With Hearing Impairment > 800-749-7273	the licensing of the Index, which is determined,
composed, and calculated by Barclays without regard
This material may be used in conjunction	to Vanguard or the Vanguard ETFs. Barclays has no
with the offering of shares of any Vanguard	obligation to take the needs of Vanguard or the owners
fund only if preceded or accompanied by	of the Vanguard ETFs into consideration in determining,
composing, or calculating the Index. Barclays has no
the fund’s current prospectus.	obligation or liability in connection with administration,
All comparative mutual fund data are from Lipper Inc. or	marketing, or trading of the Vanguard ETFs. Source of
Morningstar, Inc., unless otherwise noted.	index data: Barclays Global Family of Indices. Copyright
2012, Barclays. All rights reserved.
You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q16420 102012

Annual Report | August 31, 2012

Vanguard Explorer ValueTM Fund

> For the 12 months ended August 31, 2012, Vanguard Explorer Value Fund returned about 13%.

> The fund’s return lagged that of its benchmark index but was ahead of the average return of small-capitalization value funds.

> The advisors’ holdings in industrials and materials led the way, while their energy and telecommunications stocks hurt performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	11
Financial Statements.	14
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate.
It was featured in a movie based on Patrick O’Brian’s sea novels, set amid the Napoleonic wars. Vanguard was named for another ship of that era, the HMS Vanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2012

Total
Returns
Vanguard Explorer Value Fund	13.10%
Russell 2500 Value Index	14.72
Small-Cap Value Funds Average	12.13
Small-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
August 31, 2011, Through August 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Explorer Value Fund	$21.94	$23.44	$0.189	$1.019

1

Chairman’s Letter

Dear Shareholder,

Vanguard Explorer Value Fund returned about 13% for the 12 months ended August 31, 2012, as smaller-capitalization stocks continued to rise, although not as much as large-cap stocks. The fund’s return lagged that of its benchmark index, the Russell 2500 Value Index, but beat the average return for small-cap value funds.

Eight of the fund’s ten sectors recorded positive returns for the fiscal year; only energy and the small telecommunication services sector posted negative returns. While the fund’s advisors held strong performers in the industrial and materials sectors, among others, their selections in the financial, energy, and telecom sectors underperformed their counterparts in the index.

U.S. stocks shook off concerns to produce double-digit returns

U.S. stocks generated robust gains for the 12 months ended August 31, returning nearly 17%. They seemed to get a lift as the U.S. economy continued to grow, albeit at a modest rate, avoiding the “double-dip” recession that some investors had feared.

Though European stocks posted strong returns in local-currency terms, those results were much more modest when converted into U.S. dollars—a result of the dollar’s strengthening against the euro. Signs of slowing economic growth restrained returns for emerging markets and the developed markets of the Pacific region.

2

Questions about the finances of European governments and banks continued to preoccupy investors. Although the situation in Europe is very fluid, Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Bonds continued their march as yields dropped to record lows

Bonds produced solid returns: The broad U.S. taxable market advanced nearly 6% for the 12 months. Long-term U.S. Treasuries were particularly strong as they benefited from the Federal Reserve’s bond-buying program.

As bond prices rose, the yield of the 10-year Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

As it has since December 2008, the Federal Reserve Board held its target for the shortest-term interest rates between 0% and 0.25%, keeping a tight lid on the returns from money market funds and savings accounts.

Market Barometer

	Average Annual Total Returns
	Periods Ended August 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	17.33%	13.82%	1.47%
Russell 2000 Index (Small-caps)	13.40	13.89	1.90
Dow Jones U.S. Total Stock Market Index	16.74	13.87	1.73
MSCI All Country World Index ex USA (International)	-1.92	3.64	-3.59

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	5.78%	6.51%	6.66%
Barclays Municipal Bond Index (Broad tax-exempt
market)	8.78	7.02	6.24
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.71

CPI
Consumer Price Index	1.69%	2.20%	2.07%

3

Most sectors advanced, as the fund held both winners and laggards

The Explorer Value Fund posted another double-digit return in its latest fiscal year, although its return of about 13% was not as strong as that of the previous fiscal year. Eight of the ten industries represented in the fund rose at least 12%, with several advancing in the neighborhood of 25%.

The sector that most outperformed its benchmark counterpart was industrials, as the fund’s three advisors, Frontier Capital, Cardinal Capital, and Sterling Capital, held strong performers among trucking, railroad, and professional staffing firms. The advisors’ materials stocks also did well, particularly chemical and construction material companies.

The largest sector in the fund, financials, contributed the most to performance, with a return of about 16%. The fund’s holdings, however, trailed their counterparts in the benchmark by nearly 4 percentage points. The fund also had a smaller allocation to the sector than the index did, which further hindered relative performance.

Two relatively small sectors among small-cap value stocks suffered negative returns: energy (–13%) and telecommunication services (–53%). Although together they made up less than 7% of fund assets on average, these sectors exerted the most meaningful downward pull on fund returns. Declining natural gas prices hurt the fund’s energy

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Explorer Value Fund	0.61%	1.45%
The fund expense ratio shown is from the prospectus dated December 29, 2011, and represents estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2012, the fund’s expense ratio was 0.59%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Small-Cap Value Funds.

4

holdings, and while the fund held stocks of only four telecom companies, all four suffered setbacks that drove their stock prices down significantly.

Other notable sector results came in health care, where the fund’s equipment and supply firm stocks helped it outperform the benchmark, and consumer discretionary, which posted the highest total return (+26%) in both the fund and the index. That result, however, failed to provide a performance edge for the fund, because it had a smaller allocation to the sector than the index did.

For more about the advisors’ strategies and the fund’s positioning during the 12 months, see the Advisors’ Report that follows this letter.

The fund has done well so far, but the long term is what counts

Since its launch on March 30, 2010, the Explorer Value Fund has had more up than down periods, and this is reflected in its cumulative return of 25.87% for the 29 months of its existence. The fund’s benchmark, the Russell 2500 Value Index, returned 21.84% during the same period.

Of course, a period of less than three years isn’t sufficient to fairly assess a stock fund. Like any stock fund, Explorer Value is best viewed as a long-term investment. With markets remaining volatile, you should be prepared for more ups and downs down the road. But over the long term, investing in small- and mid-cap value stocks can give you the opportunity to benefit from the energy and innovation that smaller companies often contribute to our economy. When integrated into a broadly diversified and balanced portfolio, Vanguard Explorer Value Fund can play a valuable role in your investment program.

As always, thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 18, 2012

5

Advisors’ Report

For the year ended August 31, 2012, Vanguard Explorer Value Fund returned 13.10%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. (Please note that the Frontier and Sterling discussions refer to industry sectors as defined by Russell

Vanguard Explorer Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Frontier Capital Management Co.,	34	42	The advisor selects stocks by identifying companies it
LLC			believes are underpriced relative to their long-term
			value. These companies are generally inexpensive and
			have low price-to-book and price-to earnings ratios.
Cardinal Capital Management,	34	41	The advisor seeks stocks that are able to generate
L.L.C.			excess cash flow and reinvest the cash to increase
			shareholder value.
Sterling Capital Management LLC	29	36	The advisor searches for stocks of quality companies
			selling at large discounts compared with their
			underlying value. It defines quality stocks as those that
			generate considerable cash flow, reinvest in
			opportunities with attractive returns, and have a
			competitive advantage within their business sector.
Cash Investments	3	4	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

6

classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on September 20, 2012.

Frontier Capital Management Co., LLC

Portfolio Managers:
Thomas W. Duncan, Jr.,
Senior Vice President

William A. Teichner, CFA,
Senior Vice President

Our portion of the fund benefited from positive stock selection in companies associated with producer durables, materials and processing, and health care. The portfolio’s ten best-contributing stocks were spread over three sectors and included seven producer durables companies, two materials and processing stocks, and one financial holding. The producer durables were spread across six different industries within the sector.

The strongest contributor was On Assignment, a diversified professional staffing firm, which reported financial results that exceeded consensus revenue and earnings expectations. It also announced an agreement to acquire a privately held technology staffing services firm; the acquisition was expected to significantly add to earnings per share.

The portfolio’s ten largest detractors were spread over four sectors and included four holdings in producer durables, three in energy, two in information technology, and one in consumer discretionary.

The most significant detractor during the period was SM Energy Company, an oil and natural gas producer. Energy was the portfolio’s worst-performing sector. Spot natural gas prices plunged 31% from $4.05 per million BTUs to $2.80, while crude oil prices rose 9% from $88.81 per barrel to $96.69. Declining natural gas prices have been a symptom of vastly increased supplies from U.S. shale drilling. Approximately 60% of SM Energy’s production was from natural gas. We continue to maintain a position in the stock because we believe it is a well-managed company, has been increasing its production mix toward crude oil, and is inexpensive relative to its longer-term earnings potential.

During the period we bought 17 new stocks and sold 22 holdings. The purchases were spread across six sectors; the sales, across seven. The net effect was primarily a decrease in the number of producer durables and consumer discretionary stocks. As is typical for Frontier, the changes were made for company-specific reasons rather than because of top-down positioning.

7

Despite the volatility in the stock market, we believe that the longer-term earnings power for our holdings has not changed.

Cardinal Capital Management, L.L.C.

Portfolio Managers:
Amy K. Minella, Managing Partner and
Portfolio Manager

Robert B. Kirkpatrick, CFA, Managing
Partner and Portfolio Manager

Eugene Fox, Managing Partner and
Portfolio Manager

For the trailing 12-month period ended August 31, 2012, relative performance benefited from holdings in the consumer discretionary and materials sectors, and an absence of exposure to the lower-returning utilities sector. Our consumer discretionary holdings were led by strong share appreciation in Six Flags and Ascena Retail Group. Shares of Six Flags, a regional theme park operator that emerged from bankruptcy last summer, continued to perform well because of the company’s strong results, attractive dividend yield, and defensive business characteristics. Shares of Ascena, which owns clothing stores Dressbarn, Maurices, and Justice, also performed well as its niche brands faced less intense competition than comparable retail companies.

Within materials, shares of chemical manufacturer FMC Corp. rose sharply amid continued strong cash flow and solid execution against management’s five-year plan to double earnings.

Meanwhile, results were hurt by stock selection in the information technology sector. Shares of InterDigital, which we had sold into strength after the company announced the initiation of a strategic process, fell significantly during the most recent year as a sale of all or parts of the company failed to materialize within the market’s expected time frame.

Among our largest and notable new purchases over the last 12 months were ACI Worldwide, Skyworks Solutions, Global Payments, Loral Space & Communications, and DineEquity.

Notable sales from the portfolio over the last 12 months included RR Donnelley, Progress Software, Chemed, and Brinks.

Despite challenges, we expect U.S. economic growth to be moderate, short-term interest rates to stay low, and inflation to remain benign. With respect to the equity market, we are cautiously optimistic about the remainder of the year, as valuations are reasonable and most corporations are proactively taking actions to deal with issues both at home and abroad. At present, the market is focused on the European debt crisis, the fall elections, and the potential U.S. “fiscal cliff.”

8

We have factored these issues into our company-specific research analysis and therefore also into the portfolio’s bottom-up construction. We have, for example, reduced exposure to industries where the risks of government sequestration could not be defined, such as defense and health care. Further, we continue to be mindful of companies with exposure to southern Europe. The managements of the companies in which we are invested are actively deploying their free cash flow through share repurchases, dividends, and opportunistic acquisitions.

Sterling Capital Management LLC

Portfolio Managers:
Eduardo A. Brea, CFA, Managing Director

Timothy P. Beyer, CFA, Managing Director

This latest fiscal year was extremely challenging for us. Our value discipline steered us away from defensive and yield-oriented industries and toward businesses with expectations of an improving economic environment. This allocation turned out to be premature, given the continued demand for yield and lack of meaningful growth in economic activity in the United States and Europe. Stock selection also detracted significantly from relative results. The macroeconomic environment has clearly affected the results of many of our economically sensitive positions.

We were surprised and disappointed at the decline in NII Holdings, a wireless carrier with operations in Latin America. The capital spending burden and ultimate profitability associated with transitioning its clients to 3G technology came under increasing scrutiny with investors as the competitive landscape intensified. The stock collapsed as the company’s profitability metrics changed materially for the worse. We sold this security.

Within financials, our underweighted allocation to yield-oriented REITs proved detrimental, while capital market-sensitive entities such as E-Trade Financial and StanCorp continued to face challenges from abnormally low interest rates and a slow macroeconomic recovery in housing and employment. E-Trade and StanCorp are trading at large discounts to book value, and each benefits from the profitability of key operations—E-Trade in brokerage and StanCorp in insurance. Any pickup in interest rates will add materially to the earnings power of these two businesses.

Lexmark International saw its stock decline because of global weakness in demand for copiers and printers, which is plaguing the entire industry. In response, Lexmark is shuttering its consumer inkjet business and stepping up its repurchase of shares. With earnings power in the range of $3.50 per share and $5 per share in net cash, we think Lexmark, priced at six times earnings, is cheap.

9

There were some success stories, such as PHH Corporation, which rallied dramatically as its valuable leasing business for corporate automobiles continued to improve while its residential mortgage origination and servicing business posted solid operating earnings and credit metrics. Coventry Health Care announced that it was being acquired by Aetna at a significant premium to our purchase price. These successful investments were, unfortunately, few and far between over the fiscal year.

While performance was disappointing, we remain committed to finding cash-generating businesses selling at large discounts to intrinsic value. We measure intrinsic value by discounting a company’s normalized free cash flows and comparing this value with its peers and private market activity. We continue to be positioned for accelerating economic activity and a long-term rise in interest rates. Defensive segments of the market, such as utilities, REITs, and consumer staples, are under-represented in the portfolio. We are overweighted in technology, consumer discretionary, producer durables, and, within financial services, the insurance industry.

There is no question that global economic uncertainty and looming domestic austerity measures are currently manifest in the outperformance of yield-oriented securities and the underperformance of economically sensitive ones. While this post-recession recovery has been one of the weakest in history, surprises in consumer or business confidence can profoundly change the current sluggish trajectory in economic activity.

We believe that the current malaise is decidedly the exception when viewed over the long term. Whether the catalyst for igniting confidence will be a new administration, business-friendly tax and spending regimes, improvements in sentiment outside of the United States, increased mergers and acquisition activity, or exogenous events is, of course, impossible to know. Historically speaking, however, the odds are in our favor.

10

Explorer Value Fund

Fund Profile
As of August 31, 2012

Portfolio Characteristics
		Russell	DJ
		2500	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	174	1,784	3,678
Median Market Cap	$2.0B	$2.5B	$34.9B
Price/Earnings Ratio	15.9x	17.4x	16.3x
Price/Book Ratio	1.4x	1.3x	2.1x
Return on Equity	10.2%	7.2%	18.1%
Earnings Growth Rate	1.6%	2.1%	10.5%
Dividend Yield	1.8%	2.1%	2.0%
Foreign Holdings	1.4%	0.0%	0.0%
Turnover Rate	38%	—	—
Ticker Symbol	VEVFX	—	—
Expense Ratio[1]	0.61%	—	—
30-Day SEC Yield	1.11%	—	—
Short-Term Reserves	3.5%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		2500	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer Discretionary 10.1%		11.0%	12.1%
Consumer Staples	1.4	2.4	9.8
Energy	5.0	7.3	10.2
Financials	29.5	32.6	15.9
Health Care	5.9	6.3	11.7
Industrials	18.3	13.5	10.6
Information Technology	21.4	10.0	19.5
Materials	5.6	6.8	3.8
Telecommunication
Services	0.4	1.2	2.8
Utilities	2.4	8.9	3.6

Ten Largest Holdings (% of total net assets)
Aspen Insurance	Property & Casualty
Holdings Ltd.	Insurance	1.7%
Endurance Specialty
Holdings Ltd.	Reinsurance	1.6
Teleflex Inc.	Health Care
	Equipment	1.3
Six Flags Entertainment
Corp.	Leisure Facilities	1.3
Silgan Holdings Inc.	Metal & Glass
	Containers	1.3
Atlas Air Worldwide	Air Freight &
Holdings Inc.	Logistics	1.2
Teledyne Technologies	Aerospace &
Inc.	Defense	1.2
Affiliated Managers	Asset Management
Group Inc.	& Custody Banks	1.1
IAC/InterActiveCorp	Internet Software &
	Services	1.1
j2 Global Inc.	Internet Software &
	Services	1.1
Top Ten		12.9%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 29, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratio was 0.59%.

11

Explorer Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: March 30, 2010, Through August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012
			Since	Final Value
		One	Inception	of a $10,000
		Year	(3/30/2010)	Investment
	Explorer Value Fund Investor Shares	13.10%	9.96%	$12,587
••••••••	Russell 2500 Value Index	14.72	8.49	12,184
– – – –	Small-Cap Value Funds Average	12.13	7.05	11,794
	Dow Jones U.S. Total Stock Market
	Index	16.74	9.84	12,552
Small-Cap Value Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

12

Explorer Value Fund

Fiscal-Year Total Returns (%): March 30, 2010, Through August 31, 2012

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Explorer Value Fund	3/30/2010	-1.25%	9.36%

13

Explorer Value Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (93.8%)[1]
Consumer Discretionary (9.3%)
	Six Flags Entertainment
	Corp.	28,700	1,585
	Interpublic Group of Cos.
	Inc.	118,100	1,256
	Virgin Media Inc.	38,500	1,061
	Meredith Corp.	32,271	1,051
	John Wiley & Sons Inc.
	Class A	13,700	676
*	DineEquity Inc.	12,700	673
	Cinemark Holdings Inc.	24,200	567
	Regis Corp.	30,200	544
	Newell Rubbermaid Inc.	30,193	541
	HSN Inc.	11,500	518
	Harman International
	Industries Inc.	10,900	502
	International Speedway
	Corp. Class A	18,100	482
*	Maidenform Brands Inc.	21,500	477
	Signet Jewelers Ltd.	9,900	454
*	Kirkland’s Inc.	43,500	422
	Chico’s FAS Inc.	20,097	380
*	Entercom Communications
	Corp. Class A	22,550	143
*	Cambium Learning
	Group Inc.	58,100	56
			11,388
Consumer Staples (1.2%)
	JM Smucker Co.	8,700	739
	Inter Parfums Inc.	24,073	400
*	Cott Corp.	44,300	367
			1,506
Energy (4.6%)
	World Fuel Services Corp.	31,100	1,157
*	Concho Resources Inc.	8,800	790
*	Oasis Petroleum Inc.	22,700	666
*	Bonanza Creek Energy Inc.	32,500	654
	SM Energy Co.	11,133	526

*	Comstock Resources Inc.	30,110	496
*	Carrizo Oil & Gas Inc.	16,148	407
*	Forest Oil Corp.	49,400	366
*	Resolute Energy Corp.	36,700	332
*	Rex Energy Corp.	24,600	305
			5,699
Exchange-Traded Fund (0.6%)
*	iShares Russell 2000 Value
	Index Fund	9,900	712

Financials (27.7%)
	Aspen Insurance Holdings
	Ltd.	73,736	2,144
	Endurance Specialty
	Holdings Ltd.	53,400	2,019
*	Affiliated Managers Group
	Inc.	11,700	1,376
	Nelnet Inc. Class A	52,800	1,265
	Leucadia National Corp.	58,900	1,259
	CYS Investments Inc.	85,600	1,231
	First American Financial
	Corp.	62,900	1,212
	Medical Properties Trust
	Inc.	107,600	1,109
	CapitalSource Inc.	146,400	1,015
	Washington Federal Inc.	56,200	905
	Cash America
	International Inc.	22,600	877
	Ares Capital Corp.	49,800	860
*	Popular Inc.	51,520	816
	HCC Insurance Holdings Inc.	24,273	803
	Flushing Financial Corp.	51,570	786
*	E*TRADE Financial Corp.	83,500	716
	First Community
	Bancshares Inc.	48,094	715
	Northwest Bancshares Inc.	56,800	686
	Willis Group Holdings plc	18,100	676
	Selective Insurance
	Group Inc.	36,910	662
	Starwood Property Trust Inc.	27,800	655

14

Explorer Value Fund

			Market
			Value
		Shares	($000)
	Renasant Corp.	35,721	653
	National Retail Properties Inc.	20,894	649
	Argo Group International
	Holdings Ltd.	21,872	647
	WSFS Financial Corp.	15,706	637
	Entertainment Properties
	Trust	13,500	615
*	Navigators Group Inc.	12,480	606
	StanCorp Financial Group Inc.	19,400	606
	Hatteras Financial Corp.	20,500	594
	First Midwest Bancorp Inc.	49,000	579
	Assured Guaranty Ltd.	42,300	558
*	Pinnacle Financial Partners
	Inc.	28,847	552
	First Citizens BancShares
	Inc. Class A	3,300	545
	Hancock Holding Co.	16,540	490
	Jefferies Group Inc.	32,580	479
	Raymond James Financial
	Inc.	12,554	442
	Lincoln National Corp.	19,000	441
	Campus Crest Communities
	Inc.	38,707	418
	Granite Real Estate Inc.	10,600	382
	Parkway Properties Inc.	31,075	361
*	PHH Corp.	20,100	351
*	Investment Technology
	Group Inc.	41,200	349
	First Horizon National Corp.	38,204	342
*	Texas Capital Bancshares Inc.	7,240	333
	Assurant Inc.	8,600	303
	Ramco-Gershenson
	Properties Trust	21,700	281
			34,000
Health Care (5.3%)
	Teleflex Inc.	24,200	1,598
*	VCA Antech Inc.	47,000	909
*	Life Technologies Corp.	16,900	806
	Cooper Cos. Inc.	8,884	745
	Omnicare Inc.	22,400	725
*	Henry Schein Inc.	8,500	653
*	Symmetry Medical Inc.	58,900	548
*	IRIS International Inc.	40,677	517
			6,501
Industrials (17.2%)
*	Atlas Air Worldwide
	Holdings Inc.	28,325	1,459
*	Teledyne Technologies Inc.	22,042	1,422
	Celadon Group Inc.	73,788	1,218
*	KAR Auction Services Inc.	62,700	1,097
	Equifax Inc.	21,300	975
	Harsco Corp.	43,100	879
*	Saia Inc.	38,026	825
*	Sykes Enterprises Inc.	56,000	755

	Snap-on Inc.	10,735	745
	Altra Holdings Inc.	38,485	708
*	Beacon Roofing Supply Inc.	24,233	682
*	WESCO International Inc.	11,276	652
	Granite Construction Inc.	21,800	601
	Lennox International Inc.	12,510	594
*	AerCap Holdings NV	44,550	564
*	FTI Consulting Inc.	20,300	528
*	Orbital Sciences Corp.	37,445	517
	Encore Wire Corp.	17,790	504
	Carlisle Cos. Inc.	9,310	487
*	B/E Aerospace Inc.	11,393	459
	Kaman Corp.	13,900	456
	Interface Inc. Class A	33,127	455
*	MRC Global Inc.	20,200	445
	Apogee Enterprises Inc.	27,980	442
	UTi Worldwide Inc.	30,700	422
	Briggs & Stratton Corp.	22,300	386
*	WABCO Holdings Inc.	6,526	383
*	Columbus McKinnon Corp.	24,705	366
	HNI Corp.	12,976	360
*	DXP Enterprises Inc.	6,449	297
*	Accuride Corp.	55,720	280
*	EnergySolutions Inc.	110,800	271
	Mine Safety Appliances Co.	6,500	227
*	Furmanite Corp.	45,885	224
	Heidrick & Struggles
	International Inc.	16,310	201
*	CRA International Inc.	10,922	173
			21,059
Information Technology (20.1%)
	IAC/InterActiveCorp	26,300	1,363
	j2 Global Inc.	44,500	1,311
	Convergys Corp.	81,800	1,269
	Global Payments Inc.	30,200	1,258
	DST Systems Inc.	21,700	1,104
	EarthLink Inc.	161,200	1,077
	Lexmark International Inc.
	Class A	45,761	993
*	ACI Worldwide Inc.	22,500	976
	InterDigital Inc.	28,200	952
*	OSI Systems Inc.	12,016	890
	Lender Processing Services
	Inc.	30,200	848
*	Skyworks Solutions Inc.	27,300	832
	Loral Space &
	Communications Inc.	11,100	815
	Jabil Circuit Inc.	32,017	729
*	Itron Inc.	15,800	685
*	Symantec Corp.	36,300	647
*	Insight Enterprises Inc.	35,940	646
*	ValueClick Inc.	39,500	642
*	Fairchild Semiconductor
	International Inc. Class A	43,290	629

15

Explorer Value Fund

			Market
			Value
		Shares	($000)
	Broadridge Financial
	Solutions Inc.	25,100	594
*	ON Semiconductor Corp.	85,220	531
	CA Inc.	19,700	513
	Fidelity National Information
	Services Inc.	16,100	507
*	Pericom Semiconductor
	Corp.	63,015	506
	Harris Corp.	10,200	480
*	Ingram Micro Inc.	30,200	461
	MTS Systems Corp.	9,000	457
*	Advanced Energy
	Industries Inc.	32,590	416
*	Compuware Corp.	41,300	413
*	Virtusa Corp.	23,070	390
	Littelfuse Inc.	7,308	375
*	Orbotech Ltd.	44,800	373
	Black Box Corp.	13,900	361
	Diebold Inc.	10,248	334
*	CIBER Inc.	68,000	236
*	Dice Holdings Inc.	9,100	73
			24,686
Materials (5.3%)
	Silgan Holdings Inc.	37,400	1,568
	FMC Corp.	23,200	1,260
	Eagle Materials Inc.	16,980	724
	Cytec Industries Inc.	10,502	719
	PH Glatfelter Co.	34,810	585
*	WR Grace & Co.	9,100	526
	Albemarle Corp.	8,700	476
*	Ferro Corp.	69,700	229
	Cabot Corp.	5,672	197
*	RTI International Metals Inc.	8,932	194
			6,478
Telecommunication Services (0.4%)
	NTELOS Holdings Corp.	17,750	305
	Lumos Networks Corp.	16,250	141
			446
Utilities (2.1%)
	Westar Energy Inc.	28,635	834
	Portland General Electric Co.	27,053	726
	Unitil Corp.	17,610	465
	Southwest Gas Corp.	9,745	416
	Piedmont Natural Gas Co. Inc.	5,566	174
			2,615
Total Common Stocks
(Cost $105,217)			115,090

		Market
		Value
	Shares	($000)
Temporary Cash Investments (6.6%)[1]
Money Market Fund (6.2%)
2 Vanguard Market
Liquidity Fund, 0.158%	7,635,000	7,635

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.4%)
[3,4] Freddie Mac Discount
Notes, 0.145%, 9/17/12	500	500
Total Temporary Cash Investments
(Cost $8,135)		8,135
Total Investments (100.4%)
(Cost $113,352)		123,225
Other Assets and Liabilities (-0.4%)
Other Assets		801
Liabilities		(1,254)
		(453)
Net Assets (100%)
Applicable to 5,237,605 outstanding
$.001 par valueshares of beneficial
interest (unlimited authorization)		122,772
Net Asset Value Per Share		$23.44

16

Explorer Value Fund

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	111,477
Undistributed Net Investment Income	527
Accumulated Net Realized Gains	623
Unrealized Appreciation (Depreciation)
Investment Securities	9,873
Futures Contracts	272
Net Assets	122,772

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.8% and 3.6%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the

Federal Housing Finance Agency and its receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for

Senior preferred stock.

4 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Explorer Value Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	1,845
Interest[1]	12
Security Lending	26
Total Income	1,883
Expenses
Investment Advisory Fees—Note B
Basic Fee	416
Performance Adjustment	35
The Vanguard Group—Note C
Management and Administrative	169
Marketing and Distribution	24
Custodian Fees	15
Auditing Fees	39
Shareholders’ Reports	2
Total Expenses	700
Net Investment Income	1,183
Realized Net Gain (Loss)
Investment Securities Sold	903
Futures Contracts	(12)
Realized Net Gain (Loss)	891
Change in Unrealized Appreciation (Depreciation)
Investment Securities	11,572
Futures Contracts	438
Change in Unrealized Appreciation (Depreciation)	12,010
Net Increase (Decrease) in Net Assets Resulting from Operations	14,084

1 Interest income from an affiliated company of the fund was $11,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Explorer Value Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,183	914
Realized Net Gain (Loss)	891	7,134
Change in Unrealized Appreciation (Depreciation)	12,010	7,154
Net Increase (Decrease) in Net Assets Resulting from Operations	14,084	15,202
Distributions
Net Investment Income	(962)	(576)
Realized Capital Gain[1]	(5,185)	(837)
Total Distributions	(6,147)	(1,413)
Capital Share Transactions
Issued	25,380	64,108
Issued in Lieu of Cash Distributions	5,669	1,289
Redeemed	(31,933)	(38,764)
Net Increase (Decrease) from Capital Share Transactions	(884)	26,633
Total Increase (Decrease)	7,053	40,422
Net Assets
Beginning of Period	115,719	75,297
End of Period[2]	122,772	115,719

1 Includes fiscal 2012 short-term gain distributions totaling $4,152,000 and $815,000, respectively.  Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets -- End of Period includes undistributed net investments income of $527,000 and $428,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Explorer Value Fund

Financial Highlights

			March 16,
	Year Ended		2010[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010
Net Asset Value, Beginning of Period	$21.94	$18.09	$20.00
Investment Operations
Net Investment Income	.232	.190	.044
Net Realized and Unrealized Gain (Loss) on Investments	2.476	3.991	(1.954)
Total from Investment Operations	2.708	4.181	(1.910)
Distributions
Dividends from Net Investment Income	(.189)	(.135)	—
Distributions from Realized Capital Gains	(1.019)	(.196)	—
Total Distributions	(1.208)	(.331)	—
Net Asset Value, End of Period	$23.44	$21.94	$18.09

Total Return[2]	13.10%	23.04%	-9.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$123	$116	$75
Ratio of Total Expenses to Average Net Assets[3]	0.59%	0.57%	0.56%[4]
Ratio of Net Investment Income to Average Net Assets	1.00%	0.82%	0.55%[4]
Portfolio Turnover Rate	38%	41%	16%

1 Subscription period for the fund was March 16, 2010 to March 30, 2010, during which time all assets were held in money market instruments.  Performance measurement began March 30, 2010, at a net asset value of $20.00.

2 Total returns do not include account service fees that may have applied in the periods shown.  Fund prospectuses provide information about any applicable account service fees.

3  Includes performance-based investment advisory fee increases of 0.03%, 0.01%, and 0.00%.

4  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Explorer Value Fund

Notes to Financial Statements

Vanguard Explorer Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2012, the fund’s average investment in futures contracts represented 4% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

21

Explorer Value Fund

B. Frontier Capital Management Co., LLC, Cardinal Capital Management L.L.C., and Sterling Capital Management LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Frontier Capital Management Co., LLC, Cardinal Capital Management L.L.C., and Sterling Capital Management LLC are subject to quarterly adjustments based on performance since May 31, 2010, relative to the Russell 2000 Value Index, Russell Mid-Cap Value Custom Cap-Range Index, and Russell 2500 Value Index, respectively.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended August 31, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.35% of the fund’s average net assets, before an increase of $35,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $18,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	115,090	—	—
Temporary Cash Investments	7,635	500	—
Futures Contracts—Assets[1]	25	—	—
Total	122,750	500	—

1 Represents variation margin on the last day of the reporting period.

22

Explorer Value Fund

E. At August 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2012	47	3,812	272

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $122,000 from undistributed net investment income, and $431,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $1,003,000 of ordinary income and $495,000 of long-term capital gains available for distribution.

At August 31, 2012, the cost of investment securities for tax purposes was $113,352,000. Net unrealized appreciation of investment securities for tax purposes was $9,873,000, consisting of unrealized gains of $16,792,000 on securities that had risen in value since their purchase and $6,919,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended August 31, 2012, the fund purchased $41,858,000 of investment securities and sold $47,893,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	1,125	2,748
Issued in Lieu of Cash Distributions	275	57
Redeemed	(1,437)	(1,693)
Net Increase (Decrease) in Shares Outstanding	(37)	1,112

I. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

23

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Explorer Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Value Fund (constituting a separate portfolio of Vanguard Scottsdale Funds, hereafter referred to as the “Fund”) at August 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 16, 2012

Special 2012 tax information (unaudited) for Vanguard Explorer Value Fund

This information for the fiscal year ended August 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,419,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $1,145,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 76.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Explorer Value Fund
Periods Ended August 31, 2012

		Since
	One	Inception
	Year	(3/30/2010)
Returns Before Taxes	13.10%	9.96%
Returns After Taxes on Distributions	11.35	9.10
Returns After Taxes on Distributions and Sale of Fund Shares	8.77	8.07

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended August 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Value Fund	2/29/2012	8/31/2012	Period
Based on Actual Fund Return	$1,000.00	$1,005.15	$2.98
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.23	3.01

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.59%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

28

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Director of SKF AB
(diversified manufacturing and services), Hewlett-	(industrial machinery), Hillenbrand, Inc. (specialized
Packard Co. (electronic computer manufacturing),	consumer services), the Lumina Foundation for

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q16900 102012

Annual Report | August 31, 2012

Vanguard Russell 1000 Index Funds

Vanguard Russell 1000 Index Fund

Vanguard Russell 1000 Value Index Fund

Vanguard Russell 1000 Growth Index Fund

> For the 12 months ended August 31, 2012, the Vanguard Russell 1000 Index

Funds closely tracked their target indexes, earning total returns of about 17%.

> In a market environment that generally favored large-capitalization stocks, the returns for growth and value stocks were separated by the narrowest of margins.

> The information technology, consumer-oriented, and health care sectors were among the funds’ top contributors.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Russell 1000 Index Fund.	8
Russell 1000 Value Index Fund.	22
Russell 1000 Growth Index Fund.	36
Your Fund’s After-Tax Returns.	52
About Your Fund’s Expenses.	53
Trustees Approve Advisory Arrangement.	55
Glossary.	56

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate.
It was featured in a movie based on Patrick O’Brian’s sea novels, set amid the Napoleonic wars. Vanguard was named for another ship of that era, the HMS Vanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2012

Total
Returns
Russell 1000 Index Fund
Institutional Shares	17.25%
ETF Shares
Market Price	17.23
Net Asset Value	17.19
Russell 1000 Index	17.33
Large-Cap Core Funds Average	14.95
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.
Russell 1000 Value Index Fund
Institutional Shares	17.23%
ETF Shares
Market Price	17.14
Net Asset Value	17.17
Russell 1000 Value Index	17.30
Large-Cap Value Funds Average	14.59
Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.
Russell 1000 Growth Index Fund
Institutional Shares	17.26%
ETF Shares
Market Price	16.58
Net Asset Value	17.18
Russell 1000 Growth Index	17.37
Large-Cap Growth Funds Average	14.07

Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573;
8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

The three Vanguard Russell 1000 Index Funds produced strong returns for the fiscal year ended August 31, 2012. The funds met their objective of closely tracking their benchmark indexes. Each also surpassed the average return of its respective large-capitalization peer group.

Within the broad U.S. stock market, large-cap stocks outpaced the returns of both small- and mid-cap stocks. In such a market environment, large-cap stocks of all flavors did well; large-cap growth stocks led the group by the smallest of margins.

The Russell 1000 Growth Index Fund returned 17.26%, while the counterpart Value Index Fund advanced 17.23%. The Russell 1000 Index Fund, which holds both growth and value stocks, returned 17.25%. (The returns cited here and elsewhere in the letter are for the funds’ Institutional Shares.)

If you hold shares of your fund in a taxable account, you may wish to review the information on the fund’s after-tax returns that appears later in this report.

U.S. stocks shook off concerns to produce double-digit returns

U.S. stocks generated robust gains for the period, returning nearly 17% overall. They seemed to get a lift as the U.S. economy continued to grow, albeit at a modest rate, avoiding the “double-dip” recession that some investors had feared.

2

Though European stocks posted strong returns in local-currency terms, this performance was much more modest when converted into U.S. dollars—a result of the dollar’s strengthening against the euro during the 12 months. Signs of slowing economic growth restrained returns for emerging markets and the developed markets of the Pacific region.

Questions about the finances of European governments and banks continued to preoccupy investors. Although the situation in Europe is very fluid, Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Bonds continued their march, as yields dropped to record lows

Bonds produced solid returns: The broad U.S. taxable market advanced nearly 6% for the 12 months. Long-term U.S. Treasuries were particularly strong as they benefited from the Federal Reserve’s bond-buying program.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

Market Barometer

	Average Annual Total Returns
	Periods Ended August 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	17.33%	13.82%	1.47%
Russell 2000 Index (Small-caps)	13.40	13.89	1.90
Dow Jones U.S. Total Stock Market Index	16.74	13.87	1.73
MSCI All Country World Index ex USA (International)	-1.92	3.64	-3.59

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.78%	6.51%	6.66%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.78	7.02	6.24
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.71

CPI
Consumer Price Index	1.69%	2.20%	2.07%

3

As it has since December 2008, the Federal Reserve Board held its target for the shortest-term interest rates between 0% and 0.25%, keeping a tight lid on the returns from money market funds and savings accounts.

The tech and consumer sectors boosted large-cap growth stocks

As I mentioned, these three funds benefited during the period from investors’ preference for large-cap stocks, which are often considered more stable than smaller-caps, if not as fast-growing.

For the Russell 1000 Growth Index Fund, information technology stocks were the best performers. Computer hardware companies did exceptionally well as sales of computer tablets and mobile devices continued to soar. The fund’s consumer-related stocks, such as specialty retail, media, and tobacco companies, turned in impressive results, too. The health care sector, another source of strength, was boosted by biotech companies that have made significant headway in getting their drugs approved.

The Russell 1000 Index Fund, which also held sizable allotments to the tech, consumer discretionary, and health care sectors, benefited as well from its financial holdings. Some of the financial sector’s best results came from commercial banks, insurance companies, and real estate investment trusts (REITs).

Expense Ratios
Your Fund Compared With Its Peer Group

	Institutional	ETF	Peer Group
	Shares	Shares	Average
Russell 1000 Index Fund	0.08%	0.12%	1.19%
Russell 1000 Value Index Fund	0.09	0.16	1.23
Russell 1000 Growth Index Fund	0.08	0.15	1.37

The fund expense ratios shown are from the prospectus dated December 29, 2011, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2012, the funds’ expense ratios were: for the Russell 1000 Index Fund, 0.08% for Institutional Shares and
0.12% for ETF Shares; for the Russell 1000 Value Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares; and for the Russell
1000 Growth Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2011.

Peer groups: For the Russell 1000 Index Fund, Large-Cap Core Funds; for the Russell 1000 Value Index Fund, Large-Cap Value Funds; and for
the Russell 1000 Growth Index Fund, Large-Cap Growth Funds.

4

The Russell 1000 Value Index Fund’s largest sector holding, financials, contributed most to its returns. Although financial companies have struggled since the 2008 credit crisis, they rebounded over the past year. Despite their solid performance, financial stocks lagged the performance of other sectors in the broad market, including technology. Other areas in which the fund had substantial holdings, such as energy, also trailed the stock market as a whole.

In a brief but challenging lifespan, the funds have met their objective

The Vanguard Russell 1000 Index Funds just completed their first full fiscal year since their inception in September 2010. During this period, these funds have experienced frequently volatile stock market environments. Despite these challenging conditions, the three funds have consistently met their goal of closely tracking their respective target indexes.

The funds’ success in this regard is a tribute to the skills of their investment advisor, Vanguard Equity Investment Group, whose sophisticated portfolio construction and management techniques reflect more than 30 years of indexing experience. The advisor has been aided in this task by each fund’s low expenses.

The rise of index funds and the merits of active management

Today, index funds enjoy a degree of acceptance that was unimaginable some 35 years ago, when we introduced the first

Investment insight

Why are some stocks in both the growth and value indexes?
If you look closely at many value and growth indexes—and the funds that seek to track them—you’ll notice that they have some of the same holdings. Johnson &
Johnson, for example, was included in both the Russell 1000 Growth Index and the
Russell 1000 Value Index as of August 31, 2012.

The overlap is a result of the methodology used to create and update the indexes.
Here’s how it works: The index provider ranks all the stocks in a broader “parent”
index according to growth and value metrics. Some of the stocks will be classified as purely growth or purely value. But a portion will fall in between, with characteristics of each.

This type of stock will then be divided between the indexes. If it’s closer to the growth end of the spectrum, more of its market capitalization will be assigned to the growth index—and vice versa if it’s a value-oriented stock.

This method can reduce the number of stocks that drift entirely out of one index and into another. And that, in turn, can lead to lower transaction costs and greater tax efficiency for funds that follow the indexes.

5

index mutual fund for individual investors. In the past five years, according to research company Strategic Insight, stock fund investors have directed just about all of their net new investments into index funds, both conventional shares and ETFs.

The benefits of index funds are crystal clear: low costs, diversification across market segments, and limited deviation from the returns of market benchmarks. Vanguard’s three Russell 1000 Index Funds are a great example, providing investors exposure to the largest stocks in the U.S. market.

What about actively managed funds? Although Vanguard is prominent as an indexing leader, we also offer actively managed funds that give investors the chance to outperform market indexes. Make no mistake: Outperformance is hard to come by. Nevertheless, we believe we can enhance investors’ chances of success by searching the globe for best-in-class investment managers, and offering their services to our clients at a low cost.

Whether your portfolio includes index funds, active funds, or a combination, we believe that adhering to a few basic tenets can help put you in a position to meet your long-term financial goals. So consider maintaining a balanced portfolio diversified with stocks, bonds, and cash; save more than you think you’ll need; keep an eye on costs; and last, but never least, have a plan and stick with it.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 20, 2012

A note on expense ratios
The Expense Ratios table in each shareholder report’s Chairman’s Letter displays fund expense ratios from the most recent prospectus. These figures include the funds’ actual operating expenses. For some funds, the figures also include
“acquired fund fees and expenses,” which result from the funds’ holdings in business development companies (BDCs).

Although the Securities and Exchange Commission requires that BDC costs be included in a fund’s expense ratio, these fees are not incurred by the fund. They have no impact on a fund’s total return or on its tracking error relative to an index.
A footnote to the Expense Ratios table reports the fund’s actual expenses for the fiscal year, a more relevant tally of the operating costs incurred by shareholders.

6

Your Fund’s Performance at a Glance
August 31, 2011, Through August 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Russell 1000 Index Fund
Institutional Shares	$108.35	$124.53	$2.234	$0.000
ETF Shares	55.94	64.29	1.133	0.000
Vanguard Russell 1000 Value Index Fund
Institutional Shares	$104.59	$120.04	$2.286	$0.000
ETF Shares	53.57	61.49	1.141	0.000
Vanguard Russell 1000 Growth Index Fund
Institutional Shares	$112.09	$129.59	$1.654	$0.000
ETF Shares	58.31	67.41	0.823	0.000

7

Russell 1000 Index Fund

Fund Profile
As of August 31, 2012

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VRNIX	VONE
Expense Ratio[1]	0.08%	0.12%
30-Day SEC Yield	2.09%	2.05%

Portfolio Characteristics
			DJ
		Russell	U.S. Total
		1000	Market
	Fund	Index	Index
Number of Stocks	987	986	3,678
Median Market Cap $43.7B		$43.7B	$34.9B
Price/Earnings Ratio	16.0x	16.0x	16.3x
Price/Book Ratio	2.2x	2.2x	2.1x
Return on Equity	18.8%	18.6%	18.1%
Earnings Growth Rate	10.8%	10.8%	10.5%
Dividend Yield	2.1%	2.1%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	36%	—	—
Short-Term Reserves	-0.2%	—	—

Sector Diversification (% of equity exposure)
			DJ
		Russell	U.S. Total
		1000	Market
	Fund	Index	Index
Consumer Discretionary 12.0%		12.0%	12.1%
Consumer Staples	10.1	10.1	9.8
Energy	10.5	10.4	10.2
Financials	15.4	15.4	15.9
Health Care	11.6	11.6	11.7
Industrials	10.5	10.5	10.6
Information Technology 19.5		19.6	19.5
Materials	3.8	3.8	3.8
Telecommunication
Services	3.0	3.0	2.8
Utilities	3.6	3.6	3.6

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	4.3%
Exxon Mobil Corp.	Integrated Oil &
	Gas	2.8
Microsoft Corp.	Systems Software	1.6
Chevron Corp.	Integrated Oil &
	Gas	1.5
General Electric Co.	Industrial
	Conglomerates	1.5
AT&T Inc.	Integrated
	Telecommunication
	Services	1.5
International Business	IT Consulting &
Machines Corp.	Other Services	1.5
Johnson & Johnson	Pharmaceuticals	1.3
Procter & Gamble Co.	Household
	Products	1.3
Pfizer Inc.	Pharmaceuticals	1.2
Top Ten		18.5%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 29, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.08% for Institutional Shares and 0.12% for ETF Shares.

8

Russell 1000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2012

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012
			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/20/2010)	Investment
	Russell 1000 Index Fund ETF Shares
	Net Asset Value	17.19%	13.42%	$12,776
	Russell 1000 Index Fund ETF Shares
	Market Price	17.23	13.44	12,781
••••••••	Russell 1000 Index	17.33	13.55	12,805

– – – –	Large-Cap Core Funds Average	14.95	11.19	12,293
	Dow Jones U.S. Total Stock Market
	Index	16.74	13.20	12,729

Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(10/15/2010)	Investment
Russell 1000 Index Fund Institutional Shares	17.25%	12.09%	$6,194,765
Russell 1000 Index	17.33	12.17	6,203,375
Dow Jones U.S. Total Stock Market Index	16.74	11.69	6,153,893

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

Russell 1000 Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2012

		Since
	One	Inception
	Year	(9/20/2010)
Russell 1000 Index Fund ETF Shares Market
Price	17.23%	27.81%
Russell 1000 Index Fund ETF Shares Net
Asset Value	17.19	27.76
Russell 1000 Index	17.33	28.05

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2012

Average Annual Total Returns: Periods Ended June 30, 2012

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	10/15/2010	4.30%	11.02%
ETF Shares	9/20/2010
Market Price		4.28	12.50
Net Asset Value		4.28	12.52

10

Russell 1000 Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2012

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
McDonald’s Corp.	34,139	3,055	0.7%
Comcast Corp. Class A	90,146	3,023	0.6%
* Amazon.com Inc.	12,145	3,015	0.6%
Walt Disney Co.	60,072	2,972	0.6%
Home Depot Inc.	51,466	2,921	0.6%
Consumer Discretionary—Other †		42,698	8.9%
		57,684	12.0%
Consumer Staples
Procter & Gamble Co.	92,039	6,184	1.3%
Philip Morris International Inc.	57,283	5,115	1.1%
Coca-Cola Co.	130,463	4,879	1.0%
Wal-Mart Stores Inc.	56,790	4,123	0.8%
PepsiCo Inc.	52,562	3,807	0.8%
Kraft Foods Inc.	59,523	2,472	0.5%
Altria Group Inc.	68,381	2,322	0.5%
CVS Caremark Corp.	43,053	1,961	0.4%
Consumer Staples—Other †		17,495	3.6%
		48,358	10.0%
Energy
Exxon Mobil Corp.	156,968	13,703	2.8%
Chevron Corp.	66,226	7,428	1.5%
Schlumberger Ltd.	44,821	3,244	0.7%
ConocoPhillips	42,480	2,412	0.5%
Occidental Petroleum Corp.	27,234	2,315	0.5%
Energy—Other †		21,059	4.4%
		50,161	10.4%
Financials
Wells Fargo & Co.	164,472	5,597	1.2%
* Berkshire Hathaway Inc. Class B	59,850	5,048	1.1%
JPMorgan Chase & Co.	127,817	4,747	1.0%
Citigroup Inc.	98,425	2,924	0.6%

11

Russell 1000 Index Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Bank of America Corp.	361,722	2,890	0.6%
US Bancorp	63,608	2,125	0.4%
American Express Co.	33,677	1,963	0.4%
Financials—Other †		48,856	10.1%
		74,150	15.4%
Health Care
Johnson & Johnson	92,234	6,219	1.3%
Pfizer Inc.	251,353	5,997	1.2%
Merck & Co. Inc.	102,088	4,395	0.9%
Abbott Laboratories	52,870	3,465	0.7%
Amgen Inc.	26,161	2,195	0.5%
UnitedHealth Group Inc.	34,860	1,893	0.4%
Bristol-Myers Squibb Co.	56,692	1,871	0.4%
Health Care—Other †		29,622	6.1%
		55,657	11.5%
Industrials
General Electric Co.	355,595	7,364	1.5%
United Technologies Corp.	30,626	2,445	0.5%
3M Co.	23,307	2,158	0.4%
Union Pacific Corp.	16,000	1,943	0.4%
Caterpillar Inc.	21,966	1,874	0.4%
Industrials—Other †		34,627	7.2%
		50,411	10.4%
Information Technology
Apple Inc.	31,384	20,878	4.3%
Microsoft Corp.	252,634	7,786	1.6%
International Business Machines Corp.	36,611	7,134	1.5%
* Google Inc. Class A	8,690	5,953	1.2%
Intel Corp.	168,871	4,193	0.9%
Oracle Corp.	128,296	4,061	0.9%
QUALCOMM Inc.	57,570	3,538	0.7%
Cisco Systems Inc.	179,833	3,431	0.7%
Visa Inc. Class A	17,603	2,258	0.5%
* EMC Corp.	70,491	1,853	0.4%
* eBay Inc.	38,935	1,848	0.4%
Information Technology—Other †		30,862	6.4%
		93,795	19.5%

Materials †		18,234	3.8%

Telecommunication Services
AT&T Inc.	196,784	7,210	1.5%
Verizon Communications Inc.	95,426	4,098	0.9%
Telecommunication Services—Other †		3,074	0.6%
		14,382	3.0%

Utilities †		17,189	3.6%
Total Common Stocks (Cost $447,901)		480,021	99.6%[1]

12

Russell 1000 Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[2]Vanguard Market Liquidity Fund	0.158%	613,261	613	0.1%

3U.S. Government and Agency Obligations †			200	0.1%
Total Temporary Cash Investments (Cost $813)			813	0.2%[1]
Total Investments (Cost $448,714)			480,834	99.8%
Other Assets and Liabilities
Other Assets			4,523	0.9%
Liabilities			(3,445)	(0.7%)
			1,078	0.2%
Net Assets			481,912	100.0%

At August 31, 2012, net assets consisted of:
				Amount
				($000)
Paid-in Capital				452,446
Undistributed Net Investment Income				1,863
Accumulated Net Realized Losses				(4,591)
Unrealized Appreciation (Depreciation)
Investment Securities				32,120
Futures Contracts				74
Net Assets				481,912

Institutional Shares—Net Assets
Applicable to 2,682,385 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				334,038
Net Asset Value Per Share—Institutional Shares				$124.53

ETF Shares—Net Assets
Applicable to 2,300,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				147,874
Net Asset Value Per Share—ETF Shares				$64.29

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Russell 1000 Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	6,595
Interest[1]	3
Security Lending	20
Total Income	6,618
Expenses
The Vanguard Group—Note B
Investment Advisory Services	21
Management and Administrative—Institutional Shares	18
Management and Administrative—ETF Shares	31
Marketing and Distribution—Institutional Shares	66
Marketing and Distribution—ETF Shares	10
Custodian Fees	96
Auditing Fees	23
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	1
Total Expenses	266
Net Investment Income	6,352
Realized Net Gain (Loss)
Investment Securities Sold	(1,342)
Futures Contracts	105
Realized Net Gain (Loss)	(1,237)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	40,001
Futures Contracts	80
Change in Unrealized Appreciation (Depreciation)	40,081
Net Increase (Decrease) in Net Assets Resulting from Operations	45,196
1 Interest income from an affiliated company of the fund was $3,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Russell 1000 Index Fund

Statement of Changes in Net Assets

		September 20,
	Year Ended	2010[1] to
	August 31,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,352	1,569
Realized Net Gain (Loss)	(1,237)	(1,430)
Change in Unrealized Appreciation (Depreciation)	40,081	(7,887)
Net Increase (Decrease) in Net Assets Resulting from Operations	45,196	(7,748)
Distributions
Net Investment Income
Institutional Shares	(4,470)	(760)
ETF Shares	(731)	(97)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(5,201)	(857)
Capital Share Transactions
Institutional Shares	123,480	186,983
ETF Shares	126,405	13,654
Net Increase (Decrease) from Capital Share Transactions	249,885	200,637
Total Increase (Decrease)	289,880	192,032
Net Assets
Beginning of Period	192,032	—
End of Period[2]	481,912	192,032
1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $1,863,000 and $712,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Russell 1000 Index Fund

Financial Highlights

Institutional Shares
	Year	Oct. 15,
	Ended	2010[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$108.35	$103.49
Investment Operations
Net Investment Income	2.314	1.348
Net Realized and Unrealized Gain (Loss) on Investments	16.100	4.569
Total from Investment Operations	18.414	5.917
Distributions
Dividends from Net Investment Income	(2.234)	(1.057)
Distributions from Realized Capital Gains	—	—
Total Distributions	(2.234)	(1.057)
Net Asset Value, End of Period	$124.53	$108.35

Total Return	17.25%	5.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$334	$178
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	2.10%	1.90%[2]
Portfolio Turnover Rate[3]	36%	20%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Russell 1000 Index Fund

Financial Highlights

ETF Shares
	Year	Sept. 20,
	Ended	2010[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$55.94	$51.78
Investment Operations
Net Investment Income	1.176	.736
Net Realized and Unrealized Gain (Loss) on Investments	8.307	3.957
Total from Investment Operations	9.483	4.693
Distributions
Dividends from Net Investment Income	(1.133)	(.533)
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.133)	(.533)
Net Asset Value, End of Period	$64.29	$55.94

Total Return	17.19%	9.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$148	$14
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%[2]
Ratio of Net Investment Income to Average Net Assets	2.06%	1.86%[2]
Portfolio Turnover Rate[3]	36%	20%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Russell 1000 Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2012, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard

18

Russell 1000 Index Fund

Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $65,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	480,018	3	—
Temporary Cash Investments	613	200	—
Futures Contracts—Assets[1]	10	—	—
Total	480,641	203	—
1 Represents variation margin on the last day of the reporting period.

19

Russell 1000 Index Fund

D. At August 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2012	3	1,054	71
E-mini S&P 500 Index	September 2012	10	702	3

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $1,142,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $1,896,000 of ordinary income available for distribution. At August 31, 2012, the fund had available capital losses totaling $2,690,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2012, the cost of investment securities for tax purposes was $450,542,000. Net unrealized appreciation of investment securities for tax purposes was $30,292,000, consisting of unrealized gains of $44,975,000 on securities that had risen in value since their purchase and $14,683,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2012, the fund purchased $365,766,000 of investment securities and sold $115,547,000 of investment securities, other than temporary cash investments. Purchases and sales include $132,360,000 and $5,040,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

20

Russell 1000 Index Fund

G. Capital share transactions for each class of shares were:

	Year Ended		Inception[1] to
	August 31, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	220,283	1,895	190,949	1,677
Issued in Lieu of Cash Distributions	4,065	36	743	6
Redeemed	(100,868)	(892)	(4,709)	(40)
Net Increase (Decrease) —Institutional Shares	123,480	1,039	186,983	1,643
ETF Shares
Issued	132,510	2,150	21,900	400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(6,105)	(100)	(8,246)	(150)
Net Increase (Decrease)—ETF Shares	126,405	2,050	13,654	250
1 Inception was September 20, 2010, for ETF Shares and October 15, 2010, for Institutional Shares.

H. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

21

Russell 1000 Value Index Fund

Fund Profile
As of August 31, 2012

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VRVIX	VONV
Expense Ratio[1]	0.09%	0.16%
30-Day SEC Yield	2.50%	2.43%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	692	690	3,678
Median Market Cap $34.1B		$34.1B	$34.9B
Price/Earnings Ratio	14.3x	14.3x	16.3x
Price/Book Ratio	1.5x	1.5x	2.1x
Return on Equity	13.2%	13.2%	18.1%
Earnings Growth Rate	2.7%	2.7%	10.5%
Dividend Yield	2.6%	2.6%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	29%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer Discretionary	7.8%	7.8%	12.1%
Consumer Staples	7.3	7.3	9.8
Energy	16.7	16.8	10.2
Financials	26.4	26.3	15.9
Health Care	11.6	11.6	11.7
Industrials	9.1	9.1	10.6
Information Technology	6.6	6.6	19.5
Materials	3.8	3.8	3.8
Telecommunication
Services	3.8	3.8	2.8
Utilities	6.9	6.9	3.6

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil &
	Gas	5.7%
Chevron Corp.	Integrated Oil &
	Gas	3.1
General Electric Co.	Industrial
	Conglomerates	3.0
AT&T Inc.	Integrated
	Telecommunication
	Services	3.0
Pfizer Inc.	Pharmaceuticals	2.5
Procter & Gamble Co.	Household
	Products	2.4
Wells Fargo & Co.	Diversified Banks	2.3
Berkshire Hathaway Inc.	Property & Casualty
Class B	Insurance	2.1
Johnson & Johnson	Pharmaceuticals	2.0
JPMorgan Chase & Co.	Other Diversified
	Financial Services	2.0
Top Ten		28.1%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 29, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.08% for Institutional Shares and 0.15% for ETF Shares.

22

Russell 1000 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012
			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/20/2010)	Investment
	Russell 1000 Value Index Fund ETF
	Shares Net Asset Value	17.17%	11.39%	$12,335
	Russell 1000 Value Index Fund ETF
	Shares Market Price	17.14	11.42	12,341
••••••••	Russell 1000 Value Index	17.30	11.55	12,371
– – – –	Large-Cap Value Funds Average	14.59	9.62	11,956
	Dow Jones U.S. Total Stock Market
	Index	16.74	13.20	12,729

Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(12/10/2010)	Investment
Russell 1000 Value Index Fund Institutional
Shares	17.23%	8.34%	$5,740,431
Russell 1000 Value Index	17.30	8.43	5,748,763
Dow Jones U.S. Total Stock Market Index	16.74	8.67	5,770,741

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

23

Russell 1000 Value Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2012

		Since
	One	Inception
	Year	(9/20/2010)
Russell 1000 Value Index FundETF Shares
Market Price	17.14%	23.41%
Russell 1000 Value Index FundETF Shares
Net Asset Value	17.17	23.35
Russell 1000 Value Index	17.30	23.71

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2012

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	12/10/2010	2.92%	7.09%
ETF Shares	9/20/2010
Market Price		2.85	10.55
Net Asset Value		2.85	10.56

24

Russell 1000 Value Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2012

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Walt Disney Co.	92,008	4,552	0.8%
Comcast Corp. Class A	103,435	3,468	0.6%
Target Corp.	50,901	3,262	0.6%
Time Warner Inc.	78,183	3,248	0.5%
Ford Motor Co.	305,599	2,854	0.5%
News Corp. Class A	111,918	2,618	0.4%
Lowe’s Cos. Inc.	84,881	2,417	0.4%
Consumer Discretionary—Other †		23,352	4.0%
		45,771	7.8%
Consumer Staples
Procter & Gamble Co.	206,869	13,899	2.4%
Kraft Foods Inc.	136,973	5,688	1.0%
CVS Caremark Corp.	83,371	3,798	0.6%
Walgreen Co.	70,273	2,513	0.4%
Consumer Staples—Other †		17,014	2.9%
		42,912	7.3%
Energy
Exxon Mobil Corp.	380,866	33,250	5.7%
Chevron Corp.	160,564	18,009	3.1%
ConocoPhillips	102,887	5,843	1.0%
Occidental Petroleum Corp.	66,072	5,617	0.9%
Anadarko Petroleum Corp.	40,658	2,816	0.5%
Apache Corp.	31,805	2,727	0.5%
Phillips 66	50,870	2,137	0.3%
Energy—Other †		27,906	4.7%
		98,305	16.7%
Financials
Wells Fargo & Co.	399,090	13,581	2.3%
* Berkshire Hathaway Inc. Class B	145,077	12,236	2.1%
JPMorgan Chase & Co.	310,061	11,516	2.0%
Citigroup Inc.	238,812	7,095	1.2%

25

Russell 1000 Value Index Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Bank of America Corp.	877,758	7,013	1.2%
US Bancorp	154,292	5,155	0.9%
Goldman Sachs Group Inc.	40,016	4,230	0.7%
PNC Financial Services Group Inc.	43,107	2,680	0.4%
Capital One Financial Corp.	47,283	2,673	0.4%
MetLife Inc.	69,379	2,368	0.4%
Bank of New York Mellon Corp.	97,240	2,192	0.4%
Financials—Other †		83,729	14.3%
		154,468	26.3%
Health Care
Pfizer Inc.	609,945	14,553	2.5%
Johnson & Johnson	173,414	11,693	2.0%
Merck & Co. Inc.	247,732	10,665	1.8%
UnitedHealth Group Inc.	84,553	4,591	0.8%
Medtronic Inc.	79,406	3,229	0.5%
Eli Lilly & Co.	53,010	2,381	0.4%
Health Care—Other †		20,948	3.6%
		68,060	11.6%
Industrials
General Electric Co.	862,911	17,871	3.0%
Tyco International Ltd.	37,683	2,125	0.4%
FedEx Corp.	24,116	2,113	0.4%
Industrials—Other †		31,057	5.3%
		53,166	9.1%
Information Technology
Cisco Systems Inc.	436,365	8,326	1.4%
Hewlett-Packard Co.	161,096	2,719	0.5%
Intel Corp.	105,366	2,616	0.4%
Information Technology—Other †		25,142	4.3%
		38,803	6.6%
Materials
Dow Chemical Co.	97,422	2,855	0.5%
Freeport-McMoRan Copper & Gold Inc.	77,298	2,791	0.5%
Materials—Other †		16,946	2.9%
		22,592	3.9%
Telecommunication Services
AT&T Inc.	477,501	17,496	3.0%
CenturyLink Inc.	50,684	2,142	0.4%
Telecommunication Services—Other †		2,494	0.4%
		22,132	3.8%
Utilities
Duke Energy Corp.	57,333	3,714	0.6%
Southern Co.	70,797	3,209	0.6%
Exelon Corp.	69,507	2,535	0.4%
Dominion Resources Inc.	46,628	2,447	0.4%
NextEra Energy Inc.	33,933	2,284	0.4%
Utilities—Other †		26,388	4.5%
		40,577	6.9%
Total Common Stocks (Cost $558,286)		586,786	100.0%[1]
Temporary Cash Investment
2U.S. Government and Agency Obligations † (Cost $101)		101	0.0%[1]
Total Investments (Cost $558,387)		586,887	100.0%

26

Russell 1000 Value Index Fund

	Market	Percentage
	Value	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets	2,117	0.4%
Liabilities	(2,034)	(0.4%)
	83	0.0%
Net Assets	586,970	100.0%

At August 31, 2012, net assets consisted of:
		Amount
		($000)
Paid-in Capital		557,876
Undistributed Net Investment Income		3,102
Accumulated Net Realized Losses		(2,543)
Unrealized Appreciation (Depreciation)
Investment Securities		28,500
Futures Contracts		35
Net Assets		586,970

Institutional Shares—Net Assets
Applicable to 4,505,551 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		540,855
Net Asset Value Per Share—Institutional Shares		$120.04

ETF Shares—Net Assets
Applicable to 750,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		46,115
Net Asset Value Per Share—ETF Shares		$61.49

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and –0.1%, respectively, of net assets.
2 Securities with a value of $50,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

27

Russell 1000 Value Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	9,370
Interest[1]	3
Security Lending	18
Total Income	9,391
Expenses
The Vanguard Group—Note B
Investment Advisory Services	39
Management and Administrative—Institutional Shares	87
Management and Administrative—ETF Shares	35
Marketing and Distribution—Institutional Shares	75
Marketing and Distribution—ETF Shares	10
Custodian Fees	42
Auditing Fees	23
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	2
Total Expenses	313
Net Investment Income	9,078
Realized Net Gain (Loss)
Investment Securities Sold	10,508
Futures Contracts	247
Realized Net Gain (Loss)	10,755
Change in Unrealized Appreciation (Depreciation)
Investment Securities	37,952
Futures Contracts	(22)
Change in Unrealized Appreciation (Depreciation)	37,930
Net Increase (Decrease) in Net Assets Resulting from Operations	57,763
1 Interest income from an affiliated company of the fund was $3,000.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Russell 1000 Value Index Fund

Statement of Changes in Net Assets

		September 20,
	Year Ended	2010[1] to
	August 31,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,078	2,385
Realized Net Gain (Loss)	10,755	(1,634)
Change in Unrealized Appreciation (Depreciation)	37,930	(9,395)
Net Increase (Decrease) in Net Assets Resulting from Operations	57,763	(8,644)
Distributions
Net Investment Income
Institutional Shares	(6,032)	(1,362)
ETF Shares	(761)	(206)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(6,793)	(1,568)
Capital Share Transactions
Institutional Shares	330,167	174,124
ETF Shares	15,060	26,861
Net Increase (Decrease) from Capital Share Transactions	345,227	200,985
Total Increase (Decrease)	396,197	190,773
Net Assets
Beginning of Period	190,773	—
End of Period[2]	586,970	190,773
1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $3,102,000 and $817,000.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Russell 1000 Value Index Fund

Financial Highlights

Institutional Shares
	Year	Dec. 10,
	Ended	2010[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$104.59	$108.03
Investment Operations
Net Investment Income	2.474	1.239
Net Realized and Unrealized Gain (Loss) on Investments	15.262	(3.373)
Total from Investment Operations	17.736	(2.134)
Distributions
Dividends from Net Investment Income	(2.286)	(1.306)
Distributions from Realized Capital Gains	—	—
Total Distributions	(2.286)	(1.306)
Net Asset Value, End of Period	$120.04	$104.59

Total Return	17.23%	-2.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$541	$164
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	2.55%	2.30%[2]
Portfolio Turnover Rate[3]	29%	39%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Russell 1000 Value Index Fund

Financial Highlights

ETF Shares
	Year	Sept. 20,
	Ended	2010[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$53.57	$51.46
Investment Operations
Net Investment Income	1.228	.876
Net Realized and Unrealized Gain (Loss) on Investments	7.833	1.886
Total from Investment Operations	9.061	2.762
Distributions
Dividends from Net Investment Income	(1.141)	(.652)
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.141)	(.652)
Net Asset Value, End of Period	$61.49	$53.57

Total Return	17.17%	5.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$46	$27
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	2.48%	2.23%[2]
Portfolio Turnover Rate[3]	29%	39%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Russell 1000 Value Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2012, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard

32

Russell 1000 Value Index Fund

Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $82,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	586,780	6	—
Temporary Cash Investments	—	101	—
Futures Contracts—Assets[1]	3	—	—
Total	586,783	107	—
1 Represents variation margin on the last day of the reporting period.

33

Russell 1000 Value Index Fund

D. At August 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2012	1	351	21
E-mini S&P 500 Index	September 2012	3	211	14

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $11,039,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $3,143,000 of ordinary income available for distribution. At August 31, 2012, the fund had available capital losses totaling $1,797,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2012, the cost of investment securities for tax purposes was $559,099,000. Net unrealized appreciation of investment securities for tax purposes was $27,788,000, consisting of unrealized gains of $43,808,000 on securities that had risen in value since their purchase and $16,020,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2012, the fund purchased $509,674,000 of investment securities and sold $161,014,000 of investment securities, other than temporary cash investments. Purchases and sales include $70,107,000 and $54,646,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

34

Russell 1000 Value Index Fund

G. Capital share transactions for each class of shares were:

	Year Ended		Inception[1] to
	August 31, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	386,895	3,435	186,341	1,679
Issued in Lieu of Cash Distributions	5,816	53	1,302	12
Redeemed	(62,544)	(550)	(13,519)	(123)
Net Increase (Decrease) —Institutional Shares	330,167	2,938	174,124	1,568
ETF Shares
Issued	70,502	1,200	34,817	650
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(55,442)	(950)	(7,956)	(150)
Net Increase (Decrease)—ETF Shares	15,060	250	26,861	500
1 Inception was September 20, 2010, for ETF Shares and December 10, 2010, for Institutional Shares.

H. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

35

Russell 1000 Growth Index Fund

Fund Profile
As of August 31, 2012

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VRGWX	VONG
Expense Ratio[1]	0.08%	0.15%
30-Day SEC Yield	1.66%	1.59%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	568	567	3,678
Median Market Cap $53.4B		$53.4B	$34.9B
Price/Earnings Ratio	18.1x	18.1x	16.3x
Price/Book Ratio	4.3x	4.3x	2.1x
Return on Equity	25.0%	24.7%	18.1%
Earnings Growth Rate	18.4%	18.4%	10.5%
Dividend Yield	1.6%	1.6%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	25%	—	—
Short-Term Reserves	0.8%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer Discretionary 16.3%		16.3%	12.1%
Consumer Staples	12.9	12.9	9.8
Energy	4.0	4.0	10.2
Financials	4.4	4.4	15.9
Health Care	11.6	11.6	11.7
Industrials	12.0	12.0	10.6
Information Technology 32.6		32.7	19.5
Materials	3.8	3.7	3.8
Telecommunication
Services	2.2	2.2	2.8
Utilities	0.2	0.2	3.6

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	8.8%
Microsoft Corp.	Systems Software	3.3
International Business	IT Consulting &
Machines Corp.	Other Services	3.0
Google Inc. Class A	Internet Software &
	Services	2.5
Coca-Cola Co.	Soft Drinks	2.0
Philip Morris
International Inc.	Tobacco	2.0
Verizon Communications	Integrated
Inc.	Telecommunication
	Services	1.7
Oracle Corp.	Systems Software	1.7
PepsiCo Inc.	Soft Drinks	1.6
QUALCOMM Inc.	Communications
	Equipment	1.5
Top Ten		28.1%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 29, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.08% for Institutional Shares and 0.15% for ETF Shares.

36

Russell 1000 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended "VHVTU
			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/20/2010)	Investment
	Russell 1000 Growth Index Fund ETF
	Shares Net Asset Value	17.18%	15.35%	$13,205
	Russell 1000 Growth Index Fund ETF
	Shares Market Price	16.58	15.05	13,136
••••••••	Russell 1000 Growth Index	17.37	15.58	13,254
– – – –	Large-Cap Growth Funds Average	14.07	12.23	12,517
	Dow Jones U.S. Total Stock Market
	Index	16.74	13.20	12,729

Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(12/6/2010)	Investment
Russell 1000 Growth Index Fund Institutional
Shares	17.26%	10.82%	$5,975,621
Russell 1000 Growth Index	17.37	10.96	5,988,554
Dow Jones U.S. Total Stock Market Index	16.74	9.50	5,852,379

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

37

Russell 1000 Growth Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2012

		Since
	One	Inception
	Year	(9/20/2010)
Russell 1000 Growth Index FundETF Shares
Market Price	16.58%	31.36%
Russell 1000 Growth Index FundETF Shares
Net Asset Value	17.18	32.05
Russell 1000 Growth Index	17.37	32.54

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2012

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	12/6/2010	5.59%	9.25%
ETF Shares	9/20/2010
Market Price		5.60	14.34
Net Asset Value		5.51	14.36

38

Russell 1000 Growth Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2012

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
McDonald’s Corp.	93,262	8,346	1.3%
* Amazon.com Inc.	33,208	8,243	1.3%
Home Depot Inc.	140,480	7,972	1.2%
Comcast Corp. Class A	117,328	3,934	0.6%
Starbucks Corp.	69,629	3,454	0.5%
NIKE Inc. Class B	33,224	3,235	0.5%
* DIRECTV	60,142	3,133	0.5%
TJX Cos. Inc.	68,011	3,114	0.5%
Walt Disney Co.	60,451	2,990	0.5%
Consumer Discretionary—Other †		61,561	9.4%
		105,982	16.3%
Consumer Staples
Coca-Cola Co.	356,584	13,336	2.0%
Philip Morris International Inc.	143,887	12,849	2.0%
PepsiCo Inc.	143,521	10,395	1.6%
Wal-Mart Stores Inc.	122,410	8,887	1.4%
Altria Group Inc.	144,990	4,924	0.8%
Colgate-Palmolive Co.	40,165	4,270	0.6%
Costco Wholesale Corp.	39,788	3,894	0.6%
Consumer Staples—Other †		25,302	3.9%
		83,857	12.9%
Energy
Schlumberger Ltd.	122,412	8,860	1.3%
Energy—Other †		17,415	2.7%
		26,275	4.0%
Financials
Simon Property Group Inc.	23,373	3,709	0.6%
American Express Co.	59,179	3,450	0.5%
Financials—Other †		21,587	3.3%
		28,746	4.4%

39

Russell 1000 Growth Index Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Health Care
Abbott Laboratories	136,891	8,972	1.4%
Amgen Inc.	71,432	5,995	0.9%
Bristol-Myers Squibb Co.	140,824	4,649	0.7%
* Express Scripts Holding Co.	74,001	4,634	0.7%
* Gilead Sciences Inc.	69,541	4,012	0.6%
Johnson & Johnson	56,763	3,828	0.6%
* Biogen Idec Inc.	21,899	3,210	0.5%
* Celgene Corp.	40,450	2,914	0.5%
Health Care—Other †		37,183	5.7%
		75,397	11.6%
Industrials
United Technologies Corp.	83,647	6,679	1.0%
Union Pacific Corp.	43,688	5,305	0.8%
3M Co.	57,270	5,303	0.8%
Caterpillar Inc.	59,965	5,117	0.8%
United Parcel Service Inc. Class B	66,562	4,913	0.8%
Boeing Co.	62,108	4,435	0.7%
Honeywell International Inc.	71,595	4,185	0.6%
Industrials—Other †		41,948	6.4%
		77,885	11.9%
Information Technology
Apple Inc.	85,843	57,106	8.7%
Microsoft Corp.	690,770	21,290	3.3%
International Business Machines Corp.	99,981	19,481	3.0%
* Google Inc. Class A	23,763	16,280	2.5%
Oracle Corp.	350,707	11,100	1.7%
QUALCOMM Inc.	157,407	9,674	1.5%
Intel Corp.	343,077	8,519	1.3%
Visa Inc. Class A	47,932	6,147	0.9%
* EMC Corp.	192,702	5,066	0.8%
* eBay Inc.	106,349	5,048	0.8%
Mastercard Inc. Class A	9,960	4,212	0.6%
Accenture plc Class A	59,183	3,646	0.6%
Information Technology—Other †		45,127	6.9%
		212,696	32.6%
Materials
EI du Pont de Nemours & Co.	86,040	4,280	0.7%
Monsanto Co.	48,993	4,268	0.6%
Praxair Inc.	27,419	2,893	0.4%
Materials—Other †		13,028	2.0%
		24,469	3.7%
Telecommunication Services
Verizon Communications Inc.	260,724	11,195	1.7%
Telecommunication Services—Other †		3,206	0.5%
		14,401	2.2%

Utilities †		1,299	0.2%
Total Common Stocks (Cost $585,419)		651,007	99.8%[1]

40

Russell 1000 Growth Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[2]Vanguard Market Liquidity Fund	0.158%	6,118,375	6,118	1.0%

3U.S. Government and Agency Obligations †			100	0.0%
Total Temporary Cash Investments (Cost $6,218)			6,218	1.0%[1]
Total Investments (Cost $591,637)			657,225	100.8%
Other Assets and Liabilities
Other Assets			1,943	0.3%
Liabilities			(7,099)	(1.1%)
			(5,156)	(0.8%)
Net Assets			652,069	100.0%

At August 31, 2012, net assets consisted of:
				Amount
				($000)
Paid-in Capital				598,985
Undistributed Net Investment Income				2,273
Accumulated Net Realized Losses				(14,843)
Unrealized Appreciation (Depreciation)
Investment Securities				65,588
Futures Contracts				66
Net Assets				652,069

Institutional Shares—Net Assets
Applicable to 4,445,860 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				576,119
Net Asset Value Per Share—Institutional Shares				$129.59

ETF Shares—Net Assets
Applicable to 1,126,711 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				75,950
Net Asset Value Per Share—ETF Shares				$67.41

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.8%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

41

Russell 1000 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	7,562
Interest[1]	5
Security Lending	42
Total Income	7,609
Expenses
The Vanguard Group—Note B
Investment Advisory Services	46
Management and Administrative—Institutional Shares	116
Management and Administrative—ETF Shares	57
Marketing and Distribution—Institutional Shares	87
Marketing and Distribution—ETF Shares	18
Custodian Fees	45
Auditing Fees	23
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	3
Total Expenses	395
Net Investment Income	7,214
Realized Net Gain (Loss)
Investment Securities Sold	(6,719)
Futures Contracts	415
Realized Net Gain (Loss)	(6,304)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	76,844
Futures Contracts	64
Change in Unrealized Appreciation (Depreciation)	76,908
Net Increase (Decrease) in Net Assets Resulting from Operations	77,818
1 Interest income from an affiliated company of the fund was $5,000.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Russell 1000 Growth Index Fund

Statement of Changes in Net Assets

		September 20,
	Year Ended	2010[1] to
	August 31,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,214	1,316
Realized Net Gain (Loss)	(6,304)	1,167
Change in Unrealized Appreciation (Depreciation)	76,908	(11,254)
Net Increase (Decrease) in Net Assets Resulting from Operations	77,818	(8,771)
Distributions
Net Investment Income
Institutional Shares	(4,645)	(474)
ETF Shares	(835)	(303)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(5,480)	(777)
Capital Share Transactions
Institutional Shares	357,685	161,203
ETF Shares	15,690	54,701
Net Increase (Decrease) from Capital Share Transactions	373,375	215,904
Total Increase (Decrease)	445,713	206,356
Net Assets
Beginning of Period	206,356	—
End of Period[2]	652,069	206,356
1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $2,273,000 and $539,000.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Russell 1000 Growth Index Fund

Financial Highlights

Institutional Shares
	Year	Dec. 6,
	Ended	2010[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$112.09	$110.81
Investment Operations
Net Investment Income	1.812	.879
Net Realized and Unrealized Gain (Loss) on Investments	17.342	1.278
Total from Investment Operations	19.154	2.157
Distributions
Dividends from Net Investment Income	(1.654)	(.877)
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.654)	(.877)
Net Asset Value, End of Period	$129.59	$112.09

Total Return	17.26%	1.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$576	$154
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	1.66%	1.54%[2]
Portfolio Turnover Rate[3]	25%	30%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Russell 1000 Growth Index Fund

Financial Highlights

ETF Shares
	Year	Sept. 20,
	Ended	2010[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$58.31	$52.12
Investment Operations
Net Investment Income	.900	.579
Net Realized and Unrealized Gain (Loss) on Investments	9.023	6.044
Total from Investment Operations	9.923	6.623
Distributions
Dividends from Net Investment Income	(.823)	(.433)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.823)	(.433)
Net Asset Value, End of Period	$67.41	$58.31

Total Return	17.18%	12.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$76	$52
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	1.59%	1.47%[2]
Portfolio Turnover Rate[3]	25%	30%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Russell 1000 Growth Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2012, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard

46

Russell 1000 Growth Index Fund

Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $90,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	651,006	1	—
Temporary Cash Investments	6,118	100	—
Futures Contracts—Assets[1]	6	—	—
Total	657,130	101	—
1 Represents variation margin on the last day of the reporting period.

47

Russell 1000 Growth Index Fund

D. At August 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2012	3	1,054	66

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $4,515,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $2,316,000 of ordinary income available for distribution. At August 31, 2012, the fund had available capital losses totaling $14,522,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2012, the cost of investment securities for tax purposes was $591,892,000. Net unrealized appreciation of investment securities for tax purposes was $65,333,000, consisting of unrealized gains of $75,478,000 on securities that had risen in value since their purchase and $10,145,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2012, the fund purchased $525,293,000 of investment securities and sold $150,475,000 of investment securities, other than temporary cash investments. Purchases and sales include $48,854,000 and $39,683,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

48

Russell 1000 Growth Index Fund

G. Capital share transactions for each class of shares were:

	Year Ended		Inception[1] to
	August 31, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	414,139	3,534	167,763	1,433
Issued in Lieu of Cash Distributions	4,481	38	474	4
Redeemed	(60,935)	(499)	(7,034)	(64)
Net Increase (Decrease) —Institutional Shares	357,685	3,073	161,203	1,373
ETF Shares
Issued	57,142	877	309,433	5,050
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(41,452)	(650)	(254,732)	(4,150)
Net Increase (Decrease) —ETF Shares	15,690	227	54,701	900
1 Inception was September 20, 2010, for ETF Shares and December 6, 2010, for Institutional Shares.

H. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

49

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund: In our opinion, the accompanying statements of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds”) at August 31, 2012, and the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 16, 2012

50

Special 2012 tax information (unaudited) for Vanguard Russell 1000 Index Funds

This information for the fiscal year ended August 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
Fund	($000)
Russell 1000 Index Fund	5,201
Russell 1000 Value Index Fund	6,793
Russell 1000 Growth Index Fund	5,480

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Russell 1000 Index Fund	95.3%
Russell 1000 Value Index Fund	94.1
Russell 1000 Growth Index Fund	98.3

51

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Russell 1000 Index Funds
Periods Ended August 31, 2012
		Since
	One	Inception
	Year	(9/20/2010)
Russell 1000 Index Fund ETF Shares
Returns Before Taxes	17.19%	13.42%
Returns After Taxes on Distributions	16.85	13.17
Returns After Taxes on Distributions and Sale of Fund Shares	11.56	11.46

		Since
	One	Inception
	Year	(9/20/2010)
Russell 1000 Value Index Fund ETF Shares
Returns Before Taxes	17.17%	11.39%
Returns After Taxes on Distributions	16.81	11.11
Returns After Taxes on Distributions and Sale of Fund Shares	11.56	9.71

		Since
	One	Inception
	Year	(9/20/2010)
Russell 1000 Growth Index Fund ETF Shares
Returns Before Taxes	17.18%	15.35%
Returns After Taxes on Distributions	16.94	15.17
Returns After Taxes on Distributions and Sale of Fund Shares	11.44	13.14

52

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

53

Six Months Ended August 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/29/2012	8/31/2012	Period
Based on Actual Fund Return
Russell 1000 Index Fund
Institutional Shares	$1,000.00	$1,035.18	$0.41
ETF Shares	1,000.00	1,034.92	0.62
Russell 1000 Value Index Fund
Institutional Shares	$1,000.00	$1,039.13	$0.41
ETF Shares	1,000.00	1,038.99	0.77
Russell 1000 Growth Index Fund
Institutional Shares	$1,000.00	$1,031.30	$0.41
ETF Shares	1,000.00	1,031.01	0.77
Based on Hypothetical 5% Yearly Return
Russell 1000 Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.60	0.61
Russell 1000 Value Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.45	0.77
Russell 1000 Growth Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.45	0.77

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Russell 1000 Index Fund, 0.08% for Institutional Shares and 0.12% for ETF Shares; for the Russell 1000 Value Index Fund,
0.08% for Institutional Shares and 0.15% for ETF Shares; and for the Russell 1000 Growth Index Fund, 0.08% for Institutional Shares and
0.15% for ETF Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

54

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Russell 1000 Index Fund, Russell 1000 Value Index Fund, and Russell 1000 Growth Index Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Equity Investment Group—serves as investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interest of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board considered the funds’ performance since their inception, including any periods of outperformance or underperformance of their target indexes and peer groups. The board concluded that the funds have performed in line with expectations and that their results have been consistent with their investment strategies. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its respective peer group and that the funds’ advisory fee rates were also well below their peer-group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

55

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

56

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Director of SKF AB
(diversified manufacturing and services), Hewlett-	(industrial machinery), Hillenbrand, Inc. (specialized
Packard Co. (electronic computer manufacturing),	consumer services), the Lumina Foundation for

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

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Q18480 102012

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)

Common Stocks (99.6%)[1]
Consumer Discretionary (12.0%)
McDonald's Corp.	34,139	3,055
Comcast Corp. Class A	90,146	3,023
* Amazon.com Inc.	12,145	3,015
Walt Disney Co.	60,072	2,972
Home Depot Inc.	51,466	2,921
News Corp. Class A	70,318	1,645
Target Corp.	22,277	1,428
Time Warner Inc.	32,278	1,341
Starbucks Corp.	25,466	1,263
NIKE Inc. Class B	12,166	1,184
Ford Motor Co.	125,919	1,176
Lowe's Cos. Inc.	40,318	1,148
* DIRECTV	21,993	1,146
TJX Cos. Inc.	24,914	1,141
* priceline.com Inc.	1,680	1,016
Yum! Brands Inc.	15,535	990
Time Warner Cable Inc.	10,504	933
Viacom Inc. Class B	17,733	887
CBS Corp. Class B	21,763	791
Johnson Controls Inc.	22,905	623
Las Vegas Sands Corp.	13,276	563
Coach Inc.	9,677	562
Macy's Inc.	13,841	558
* General Motors Co.	25,793	551
Ross Stores Inc.	7,604	526
* Bed Bath & Beyond Inc.	7,789	523
* Liberty Global Inc. Class A	8,772	485
Carnival Corp.	13,868	481
McGraw-Hill Cos. Inc.	9,342	478
Omnicom Group Inc.	9,100	467
* Discovery Communications Inc. Class A	8,522	467
* AutoZone Inc.	1,275	461
VF Corp.	2,971	454
Kohl's Corp.	8,134	425
Mattel Inc.	11,517	405
Limited Brands Inc.	8,080	393
* Liberty Media Corp. - Liberty Capital Class A	3,736	390
* Dollar Tree Inc.	7,774	374
Starwood Hotels & Resorts Worldwide Inc.	6,662	367
Gap Inc.	10,096	362
Thomson Reuters Corp.	12,418	353
* O'Reilly Automotive Inc.	4,011	341
* Liberty Interactive Corp. Class A	18,641	340
Ralph Lauren Corp. Class A	2,117	336
* Delphi Automotive plc	10,913	331
Genuine Parts Co.	5,193	328
Harley-Davidson Inc.	7,763	326
Marriott International Inc. Class A	8,502	320
* Sirius XM Radio Inc.	126,302	320
* Dollar General Corp.	6,226	318
* Chipotle Mexican Grill Inc. Class A	1,055	304
Nordstrom Inc.	5,229	302
Wynn Resorts Ltd.	2,707	279
* BorgWarner Inc.	3,893	268
Tiffany & Co.	4,228	262
PetSmart Inc.	3,632	258
Virgin Media Inc.	9,264	255
Wyndham Worldwide Corp.	4,872	254
Staples Inc.	22,898	250
* CarMax Inc.	7,648	234
Tractor Supply Co.	2,449	234

1

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
PVH Corp.	2,404	226
Darden Restaurants Inc.	4,305	224
DISH Network Corp. Class A	6,850	219
Family Dollar Stores Inc.	3,290	209
Ulta Salon Cosmetics & Fragrance Inc.	2,152	202
Whirlpool Corp.	2,615	197
* LKQ Corp.	4,913	185
Foot Locker Inc.	5,159	178
DR Horton Inc.	9,369	178
Lennar Corp. Class A	5,468	177
Advance Auto Parts Inc.	2,491	177
Newell Rubbermaid Inc.	9,768	175
Scripps Networks Interactive Inc. Class A	2,873	170
Polaris Industries Inc.	2,203	166
* Fossil Inc.	1,923	163
Best Buy Co. Inc.	9,089	161
Dick's Sporting Goods Inc.	3,237	161
* Toll Brothers Inc.	4,885	160
Interpublic Group of Cos. Inc.	14,964	159
* PulteGroup Inc.	11,583	158
* Panera Bread Co. Class A	1,016	157
* Michael Kors Holdings Ltd.	2,869	155
H&R Block Inc.	9,280	154
* Under Armour Inc. Class A	2,627	153
Garmin Ltd.	3,701	149
Hasbro Inc.	3,972	149
Expedia Inc.	2,865	147
American Eagle Outfitters Inc.	6,585	146
* TRW Automotive Holdings Corp.	3,299	144
* NVR Inc.	174	144
* Sally Beauty Holdings Inc.	5,065	139
JC Penney Co. Inc.	5,217	136
* Charter Communications Inc. Class A	1,736	135
* Mohawk Industries Inc.	1,866	134
Royal Caribbean Cruises Ltd.	4,947	134
* Urban Outfitters Inc.	3,479	131
* MGM Resorts International	12,980	128
Signet Jewelers Ltd.	2,777	127
Lear Corp.	3,268	127
Jarden Corp.	2,606	126
Gannett Co. Inc.	7,955	121
Williams-Sonoma Inc.	2,892	119
International Game Technology	9,636	118
* Netflix Inc.	1,828	109
Leggett & Platt Inc.	4,569	108
Harman International Industries Inc.	2,314	106
* Hanesbrands Inc.	3,219	104
Chico's FAS Inc.	5,485	104
Cablevision Systems Corp. Class A	6,823	102
Abercrombie & Fitch Co.	2,770	100
* TripAdvisor Inc.	2,961	99
Tupperware Brands Corp.	1,837	98
* Goodyear Tire & Rubber Co.	7,995	97
GNC Holdings Inc. Class A	2,428	94
Service Corp. International	7,099	93
* Apollo Group Inc. Class A	3,298	89
* Carter's Inc.	1,585	88
Cinemark Holdings Inc.	3,758	88
Brinker International Inc.	2,504	86
* Madison Square Garden Co. Class A	2,038	86
* Penn National Gaming Inc.	2,159	85
GameStop Corp. Class A	4,388	84
* Lamar Advertising Co. Class A	2,509	83
Gentex Corp.	4,677	82

2

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Ascena Retail Group Inc.	4,007	79
* Visteon Corp.	1,713	79
John Wiley & Sons Inc. Class A	1,579	78
Dunkin' Brands Group Inc.	2,650	77
Dillard's Inc. Class A	997	75
* AMC Networks Inc. Class A	1,870	74
Aaron's Inc.	2,454	73
DSW Inc. Class A	1,067	69
* Big Lots Inc.	2,188	67
* Tempur-Pedic International Inc.	2,068	65
* Deckers Outdoor Corp.	1,263	62
* Bally Technologies Inc.	1,407	62
* Sears Holdings Corp.	1,179	62
* Tesla Motors Inc.	2,146	61
* Hyatt Hotels Corp. Class A	1,473	56
Guess? Inc.	2,075	54
Washington Post Co. Class B	139	49
Thor Industries Inc.	1,515	48
Morningstar Inc.	785	47
* AutoNation Inc.	1,158	47
DeVry Inc.	2,209	43
* Liberty Ventures Class A	911	42
Weight Watchers International Inc.	870	42
Wendy's Co.	9,443	40
* Pandora Media Inc.	3,335	40
* DreamWorks Animation SKG Inc. Class A	2,275	39
Regal Entertainment Group Class A	2,600	36
Choice Hotels International Inc.	909	29
* HomeAway Inc.	1,047	25
* ITT Educational Services Inc.	770	25
Allison Transmission Holdings Inc.	857	15
Clear Channel Outdoor Holdings Inc. Class A	1,632	9
* Groupon Inc.	1,352	6
* Liberty Ventures Rights, Exp. Date 10/9/12	297	3
		57,684
Consumer Staples (10.0%)
Procter & Gamble Co.	92,039	6,184
Philip Morris International Inc.	57,283	5,115
Coca-Cola Co.	130,463	4,879
Wal-Mart Stores Inc.	56,790	4,123
PepsiCo Inc.	52,562	3,807
Kraft Foods Inc.	59,523	2,472
Altria Group Inc.	68,381	2,322
CVS Caremark Corp.	43,053	1,961
Colgate-Palmolive Co.	16,035	1,705
Costco Wholesale Corp.	14,599	1,429
Kimberly-Clark Corp.	13,168	1,101
Walgreen Co.	28,969	1,036
General Mills Inc.	21,737	855
HJ Heinz Co.	10,754	599
Whole Foods Market Inc.	6,192	599
Sysco Corp.	19,725	598
Archer-Daniels-Midland Co.	22,194	594
Lorillard Inc.	4,456	559
Reynolds American Inc.	11,156	514
Mead Johnson Nutrition Co.	6,866	503
Estee Lauder Cos. Inc. Class A	7,707	462
Kroger Co.	18,709	417
Kellogg Co.	8,087	410
Hershey Co.	5,010	360
ConAgra Foods Inc.	13,867	348
JM Smucker Co.	3,786	322
Brown-Forman Corp. Class B	4,979	319
Dr Pepper Snapple Group Inc.	7,109	318

3

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Clorox Co.	4,343	316
Bunge Ltd.	4,872	310
Beam Inc.	5,290	309
Coca-Cola Enterprises Inc.	9,992	295
* Monster Beverage Corp.	4,800	283
McCormick & Co. Inc.	4,437	273
Church & Dwight Co. Inc.	4,632	254
Avon Products Inc.	14,407	223
Campbell Soup Co.	5,801	204
Molson Coors Brewing Co. Class B	4,290	191
Herbalife Ltd.	3,911	189
* Constellation Brands Inc. Class A	5,046	166
Tyson Foods Inc. Class A	9,887	155
Energizer Holdings Inc.	2,144	148
Ingredion Inc.	2,592	139
* Ralcorp Holdings Inc.	1,816	129
Hormel Foods Corp.	4,387	126
Safeway Inc.	7,853	123
* Green Mountain Coffee Roasters Inc.	4,499	109
Hillshire Brands Co.	3,896	102
* Dean Foods Co.	6,088	100
* Smithfield Foods Inc.	5,151	99
Nu Skin Enterprises Inc. Class A	1,855	77
Flowers Foods Inc.	3,658	75
* Fresh Market Inc.	894	52
		48,358
Energy (10.4%)
Exxon Mobil Corp.	156,968	13,703
Chevron Corp.	66,226	7,428
Schlumberger Ltd.	44,821	3,244
ConocoPhillips	42,480	2,412
Occidental Petroleum Corp.	27,234	2,315
Anadarko Petroleum Corp.	16,792	1,163
National Oilwell Varco Inc.	14,309	1,128
Apache Corp.	13,074	1,121
Halliburton Co.	31,028	1,016
EOG Resources Inc.	9,096	985
Phillips 66	21,019	883
Devon Energy Corp.	13,597	786
Williams Cos. Inc.	21,029	679
Baker Hughes Inc.	14,815	676
Marathon Oil Corp.	23,732	660
Spectra Energy Corp.	21,912	619
Marathon Petroleum Corp.	11,521	596
Kinder Morgan Inc.	16,445	588
Valero Energy Corp.	18,457	577
Noble Energy Inc.	6,010	528
Hess Corp.	10,234	517
* Cameron International Corp.	8,238	451
Chesapeake Energy Corp.	22,322	432
Pioneer Natural Resources Co.	4,128	402
* FMC Technologies Inc.	8,001	375
* Southwestern Energy Co.	11,795	367
Range Resources Corp.	5,411	353
Murphy Oil Corp.	6,481	333
* Concho Resources Inc.	3,511	315
Cabot Oil & Gas Corp.	7,051	292
HollyFrontier Corp.	6,945	280
EQT Corp.	4,389	237
CONSOL Energy Inc.	7,631	230
* Denbury Resources Inc.	13,046	202
Oceaneering International Inc.	3,730	200
Peabody Energy Corp.	9,094	197
Tesoro Corp.	4,679	186

4

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Whiting Petroleum Corp.	4,032	180
QEP Resources Inc.	6,026	173
Sunoco Inc.	3,608	170
* Plains Exploration & Production Co.	4,312	170
Cimarex Energy Co.	2,894	166
Diamond Offshore Drilling Inc.	2,336	157
Helmerich & Payne Inc.	3,323	152
* Rowan Cos. plc Class A	4,259	150
* Newfield Exploration Co.	4,555	149
* Nabors Industries Ltd.	9,810	145
* Cobalt International Energy Inc.	6,303	143
* Oil States International Inc.	1,810	142
* Dresser-Rand Group Inc.	2,487	126
Energen Corp.	2,357	120
* Superior Energy Services Inc.	5,364	111
* Continental Resources Inc.	1,462	108
* Ultra Petroleum Corp.	5,176	106
* Cheniere Energy Inc.	7,114	105
* SandRidge Energy Inc.	15,974	105
* WPX Energy Inc.	6,434	100
SM Energy Co.	2,078	98
World Fuel Services Corp.	2,345	87
* McDermott International Inc.	7,809	87
* Atwood Oceanics Inc.	1,866	86
Tidewater Inc.	1,664	79
Patterson-UTI Energy Inc.	5,139	78
* Unit Corp.	1,589	63
* SEACOR Holdings Inc.	702	60
Golar LNG Ltd.	1,427	56
CARBO Ceramics Inc.	634	45
* Alpha Natural Resources Inc.	7,400	44
Teekay Corp.	1,181	35
EXCO Resources Inc.	4,052	28
RPC Inc.	2,102	26
* Kosmos Energy Ltd.	2,312	22
* Laredo Petroleum Holdings Inc.	610	13
		50,161
Financials (15.4%)
Wells Fargo & Co.	164,472	5,597
* Berkshire Hathaway Inc. Class B	59,850	5,048
JPMorgan Chase & Co.	127,817	4,747
Citigroup Inc.	98,425	2,924
Bank of America Corp.	361,722	2,890
US Bancorp	63,608	2,125
American Express Co.	33,677	1,963
Goldman Sachs Group Inc.	16,512	1,746
Simon Property Group Inc.	10,235	1,624
PNC Financial Services Group Inc.	17,841	1,109
Capital One Financial Corp.	19,544	1,105
MetLife Inc.	28,573	975
American Tower Corporation	13,278	935
Bank of New York Mellon Corp.	40,046	903
Prudential Financial Inc.	15,744	858
ACE Ltd.	11,463	845
Travelers Cos. Inc.	13,000	842
Morgan Stanley	51,711	776
BlackRock Inc.	4,253	750
* American International Group Inc.	21,646	743
BB&T Corp.	23,504	741
Aflac Inc.	15,776	729
Public Storage	4,760	693
Discover Financial Services	17,822	690
State Street Corp.	16,446	684
Chubb Corp.	9,106	673

5

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
HCP Inc.	14,000	642
Ventas Inc.	9,645	632
Marsh & McLennan Cos. Inc.	18,232	623
Allstate Corp.	16,521	616
CME Group Inc.	11,160	613
Equity Residential	10,117	611
Boston Properties Inc.	5,102	572
Aon plc	10,956	569
Annaly Capital Management Inc.	32,719	566
Franklin Resources Inc.	4,741	557
Prologis Inc.	15,531	531
T. Rowe Price Group Inc.	8,526	524
Vornado Realty Trust	6,272	509
Charles Schwab Corp.	36,104	487
Fifth Third Bancorp	30,644	464
AvalonBay Communities Inc.	3,221	456
SunTrust Banks Inc.	17,967	452
Health Care REIT Inc.	7,684	449
Weyerhaeuser Co.	17,943	447
Loews Corp.	10,388	422
Ameriprise Financial Inc.	7,339	403
American Capital Agency Corp.	11,421	398
Progressive Corp.	20,359	398
Host Hotels & Resorts Inc.	24,285	372
M&T Bank Corp.	4,250	369
General Growth Properties Inc.	17,538	361
Invesco Ltd.	14,929	354
* IntercontinentalExchange Inc.	2,468	337
Northern Trust Corp.	7,232	336
Regions Financial Corp.	46,916	327
Digital Realty Trust Inc.	4,113	306
Kimco Realty Corp.	13,584	276
Principal Financial Group Inc.	9,995	274
KeyCorp	31,714	267
Macerich Co.	4,436	264
Hartford Financial Services Group Inc.	14,702	264
Moody's Corp.	6,607	262
SLM Corp.	16,247	256
* CIT Group Inc.	6,758	255
SL Green Realty Corp.	3,025	244
XL Group plc Class A	10,383	240
Federal Realty Investment Trust	2,192	237
Lincoln National Corp.	9,521	221
Plum Creek Timber Co. Inc.	5,369	220
NYSE Euronext	8,496	213
UDR Inc.	8,271	209
* Affiliated Managers Group Inc.	1,771	208
Rayonier Inc.	4,190	205
Comerica Inc.	6,620	203
New York Community Bancorp Inc.	14,833	197
* CBRE Group Inc. Class A	11,104	192
* Alleghany Corp.	569	192
Huntington Bancshares Inc.	29,025	192
Camden Property Trust	2,759	192
Essex Property Trust Inc.	1,252	190
Everest Re Group Ltd.	1,828	189
Cincinnati Financial Corp.	4,875	188
Unum Group	9,633	188
Realty Income Corp.	4,459	188
* Arch Capital Group Ltd.	4,548	181
Torchmark Corp.	3,313	170
PartnerRe Ltd.	2,199	161
Taubman Centers Inc.	2,015	161
Alexandria Real Estate Equities Inc.	2,129	157

6

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Regency Centers Corp.	3,133	154
American Campus Communities Inc.	3,158	147
Reinsurance Group of America Inc. Class A	2,501	147
* MSCI Inc. Class A	4,118	144
Arthur J Gallagher & Co.	4,037	144
Leucadia National Corp.	6,740	144
People's United Financial Inc.	12,034	144
Ares Capital Corp.	8,340	144
* Markel Corp.	331	144
Fidelity National Financial Inc. Class A	7,577	143
Raymond James Financial Inc.	3,899	137
WR Berkley Corp.	3,626	136
RenaissanceRe Holdings Ltd.	1,700	131
Duke Realty Corp.	8,963	130
TD Ameritrade Holding Corp.	7,576	130
BRE Properties Inc.	2,585	129
Senior Housing Properties Trust	5,791	128
Apartment Investment & Management Co. Class A	4,730	125
Liberty Property Trust	3,377	125
Hudson City Bancorp Inc.	17,242	124
* American Capital Ltd.	11,166	123
DDR Corp.	7,991	122
Axis Capital Holdings Ltd.	3,568	122
Kilroy Realty Corp.	2,525	119
Zions Bancorporation	6,081	117
Extra Space Storage Inc.	3,385	115
Legg Mason Inc.	4,650	114
HCC Insurance Holdings Inc.	3,403	113
Weingarten Realty Investors	4,004	112
Douglas Emmett Inc.	4,595	110
First Republic Bank	3,335	109
National Retail Properties Inc.	3,496	109
East West Bancorp Inc.	4,938	108
Lazard Ltd. Class A	3,716	106
Validus Holdings Ltd.	3,135	105
American Financial Group Inc.	2,787	105
CBL & Associates Properties Inc.	4,846	104
Jones Lang LaSalle Inc.	1,431	103
* Signature Bank	1,591	103
Eaton Vance Corp.	3,774	102
Tanger Factory Outlet Centers	3,032	102
Home Properties Inc.	1,592	102
Brown & Brown Inc.	3,866	101
Assurant Inc.	2,853	101
White Mountains Insurance Group Ltd.	192	100
Commerce Bancshares Inc.	2,456	99
Hospitality Properties Trust	4,093	99
SEI Investments Co.	4,529	98
Cullen/Frost Bankers Inc.	1,769	98
Piedmont Office Realty Trust Inc. Class A	5,744	97
MFA Financial Inc.	11,657	95
BioMed Realty Trust Inc.	5,028	93
Allied World Assurance Co. Holdings AG	1,184	93
Hatteras Financial Corp.	3,196	93
Equity Lifestyle Properties Inc.	1,343	92
First Niagara Financial Group Inc.	11,516	91
Mid-America Apartment Communities Inc.	1,333	91
Post Properties Inc.	1,764	90
ProAssurance Corp.	1,005	90
NASDAQ OMX Group Inc.	3,801	87
Chimera Investment Corp.	34,141	87
* Genworth Financial Inc. Class A	16,080	85
Waddell & Reed Financial Inc. Class A	2,861	85
* SVB Financial Group	1,447	84

7

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
CBOE Holdings Inc.	2,866	81
* E*TRADE Financial Corp.	9,330	80
City National Corp.	1,555	80
Mack-Cali Realty Corp.	2,905	78
Assured Guaranty Ltd.	5,761	76
Protective Life Corp.	2,688	76
First Horizon National Corp.	8,259	74
Associated Banc-Corp	5,642	73
Old Republic International Corp.	8,470	73
* Forest City Enterprises Inc. Class A	4,636	70
Bank of Hawaii Corp.	1,481	68
Jefferies Group Inc.	4,566	67
Aspen Insurance Holdings Ltd.	2,298	67
Valley National Bancorp	6,650	64
Capitol Federal Financial Inc.	5,402	64
Fulton Financial Corp.	6,557	64
Federated Investors Inc. Class B	2,933	62
TCF Financial Corp.	5,536	62
* Howard Hughes Corp.	893	59
Brandywine Realty Trust	4,677	57
Washington Federal Inc.	3,543	57
CapitalSource Inc.	7,899	55
Erie Indemnity Co. Class A	848	54
Endurance Specialty Holdings Ltd.	1,387	52
Janus Capital Group Inc.	6,012	52
Synovus Financial Corp.	25,122	52
* Popular Inc.	3,291	52
Corporate Office Properties Trust	2,331	52
Hanover Insurance Group Inc.	1,453	52
* MBIA Inc.	4,629	50
BOK Financial Corp.	852	49
Kemper Corp.	1,599	49
LPL Financial Holdings Inc.	1,641	47
StanCorp Financial Group Inc.	1,445	45
First Citizens BancShares Inc. Class A	269	44
* St. Joe Co.	2,217	42
* Alexander & Baldwin Inc.	1,396	41
CommonWealth REIT	2,695	40
Mercury General Corp.	860	33
Retail Properties of America Inc.	2,777	31
BankUnited Inc.	1,092	28
* TFS Financial Corp.	2,605	23
CNA Financial Corp.	840	22
American National Insurance Co.	258	18
Interactive Brokers Group Inc.	1,199	17
		74,150
Health Care (11.5%)
Johnson & Johnson	92,234	6,219
Pfizer Inc.	251,353	5,997
Merck & Co. Inc.	102,088	4,395
Abbott Laboratories	52,870	3,465
Amgen Inc.	26,161	2,195
UnitedHealth Group Inc.	34,860	1,893
Bristol-Myers Squibb Co.	56,692	1,871
* Express Scripts Holding Co.	27,086	1,696
Eli Lilly & Co.	34,466	1,548
* Gilead Sciences Inc.	25,418	1,466
Medtronic Inc.	34,892	1,419
* Biogen Idec Inc.	8,066	1,182
Baxter International Inc.	18,574	1,090
* Celgene Corp.	14,790	1,065
Covidien plc	16,247	911
Allergan Inc.	10,163	875
Thermo Fisher Scientific Inc.	12,290	705

8

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Alexion Pharmaceuticals Inc.	6,472	694
McKesson Corp.	7,893	688
WellPoint Inc.	11,200	671
* Intuitive Surgical Inc.	1,339	659
Stryker Corp.	10,406	554
Becton Dickinson and Co.	6,812	518
Cardinal Health Inc.	11,695	463
Aetna Inc.	11,748	451
Cigna Corp.	9,607	440
Agilent Technologies Inc.	11,754	437
St. Jude Medical Inc.	10,443	394
* Edwards Lifesciences Corp.	3,850	393
* Regeneron Pharmaceuticals Inc.	2,615	387
Humana Inc.	5,521	387
* Vertex Pharmaceuticals Inc.	7,042	376
Zimmer Holdings Inc.	5,943	367
* Cerner Corp.	4,822	353
* Watson Pharmaceuticals Inc.	4,273	348
Perrigo Co.	3,153	347
AmerisourceBergen Corp. Class A	8,468	326
* Mylan Inc.	13,596	320
Quest Diagnostics Inc.	5,298	320
* DaVita Inc.	3,168	308
* Forest Laboratories Inc.	8,870	308
* Catamaran Corp.	3,443	300
* Laboratory Corp. of America Holdings	3,268	287
* Life Technologies Corp.	5,931	283
CR Bard Inc.	2,868	281
* Boston Scientific Corp.	47,472	256
* Waters Corp.	3,004	241
* Henry Schein Inc.	3,031	233
* Varian Medical Systems Inc.	3,741	220
* CareFusion Corp.	7,453	196
Coventry Health Care Inc.	4,465	186
* Mettler-Toledo International Inc.	1,125	186
* Hospira Inc.	5,492	184
* ResMed Inc.	4,862	183
* IDEXX Laboratories Inc.	1,889	180
* Hologic Inc.	8,933	175
* Illumina Inc.	4,139	174
DENTSPLY International Inc.	4,734	172
HCA Holdings Inc.	5,589	160
* Onyx Pharmaceuticals Inc.	2,192	158
* BioMarin Pharmaceutical Inc.	4,181	156
* AMERIGROUP Corp.	1,588	144
* QIAGEN NV	7,927	141
Cooper Cos. Inc.	1,551	130
Omnicare Inc.	3,876	126
* Medivation Inc.	1,181	124
* Endo Health Solutions Inc.	3,858	123
* MEDNAX Inc.	1,695	117
Universal Health Services Inc. Class B	2,920	117
* Ariad Pharmaceuticals Inc.	5,409	111
Patterson Cos. Inc.	3,094	105
PerkinElmer Inc.	3,736	102
* Sirona Dental Systems Inc.	1,842	98
Teleflex Inc.	1,366	90
* United Therapeutics Corp.	1,642	89
* Covance Inc.	1,846	88
Techne Corp.	1,225	84
* Salix Pharmaceuticals Ltd.	1,896	83
* Community Health Systems Inc.	2,959	80
Warner Chilcott plc Class A	5,581	76
* Myriad Genetics Inc.	2,771	69

9

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Tenet Healthcare Corp.	13,278	69
* Bio-Rad Laboratories Inc. Class A	683	69
* Brookdale Senior Living Inc. Class A	3,134	68
* Thoratec Corp.	2,000	68
* Allscripts Healthcare Solutions Inc.	6,320	66
* Health Net Inc.	2,744	64
* Incyte Corp. Ltd.	3,153	63
* LifePoint Hospitals Inc.	1,557	63
* Health Management Associates Inc. Class A	8,148	62
* Charles River Laboratories International Inc.	1,585	58
Hill-Rom Holdings Inc.	2,036	56
* VCA Antech Inc.	2,795	54
* Alere Inc.	2,615	49
* Bruker Corp.	3,255	39
		55,657
Industrials (10.4%)
General Electric Co.	355,595	7,364
United Technologies Corp.	30,626	2,445
3M Co.	23,307	2,158
Union Pacific Corp.	16,000	1,943
Caterpillar Inc.	21,966	1,874
Boeing Co.	25,232	1,802
United Parcel Service Inc. Class B	24,316	1,795
Honeywell International Inc.	26,228	1,533
Emerson Electric Co.	24,661	1,251
Danaher Corp.	19,557	1,048
Deere & Co.	13,348	1,003
FedEx Corp.	10,607	929
Tyco International Ltd.	15,620	881
Illinois Tool Works Inc.	14,297	848
Lockheed Martin Corp.	8,806	803
Norfolk Southern Corp.	10,938	793
CSX Corp.	34,924	784
Precision Castparts Corp.	4,854	782
General Dynamics Corp.	10,670	699
Raytheon Co.	11,193	633
Cummins Inc.	6,474	629
Northrop Grumman Corp.	8,407	562
Waste Management Inc.	15,623	540
Eaton Corp.	11,436	511
PACCAR Inc.	12,050	481
Ingersoll-Rand plc	9,956	466
Fastenal Co.	9,863	425
WW Grainger Inc.	1,971	406
Parker Hannifin Corp.	5,036	403
Cooper Industries plc	5,303	388
Stanley Black & Decker Inc.	5,775	380
Dover Corp.	6,193	358
Rockwell Automation Inc.	4,761	343
Roper Industries Inc.	3,285	338
C.H. Robinson Worldwide Inc.	5,402	306
Fluor Corp.	5,625	290
Kansas City Southern	3,700	286
Republic Services Inc. Class A	10,103	279
AMETEK Inc.	8,072	277
* Stericycle Inc.	2,876	263
Expeditors International of Washington Inc.	7,144	262
Textron Inc.	9,357	250
* TransDigm Group Inc.	1,773	246
* Delta Air Lines Inc.	28,253	244
* Verisk Analytics Inc. Class A	4,902	238
Rockwell Collins Inc.	4,826	236
L-3 Communications Holdings Inc.	3,285	231
Southwest Airlines Co.	25,572	229

10

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Flowserve Corp.	1,778	227
Pall Corp.	3,882	215
* United Continental Holdings Inc.	11,236	207
Joy Global Inc.	3,563	190
* IHS Inc. Class A	1,659	189
Equifax Inc.	4,031	185
Donaldson Co. Inc.	5,053	178
* Jacobs Engineering Group Inc.	4,376	173
* Quanta Services Inc.	7,129	171
Masco Corp.	12,061	171
Iron Mountain Inc.	5,144	169
Hubbell Inc. Class B	2,027	164
JB Hunt Transport Services Inc.	3,029	159
Xylem Inc.	6,348	154
Cintas Corp.	3,599	145
Pentair Inc.	3,389	144
Snap-on Inc.	2,031	141
* Owens Corning	4,166	139
* Fortune Brands Home & Security Inc.	5,360	137
KBR Inc.	5,040	137
* AGCO Corp.	3,188	134
Wabtec Corp.	1,706	133
Nordson Corp.	2,190	129
* B/E Aerospace Inc.	3,198	129
Dun & Bradstreet Corp.	1,569	127
* WABCO Holdings Inc.	2,147	126
Chicago Bridge & Iron Co. NV	3,351	123
Robert Half International Inc.	4,668	123
* Hertz Global Holdings Inc.	8,440	120
Waste Connections Inc.	4,037	117
Timken Co.	2,863	115
Lincoln Electric Holdings Inc.	2,739	113
* Nielsen Holdings NV	3,965	111
Corrections Corp. of America	3,300	110
IDEX Corp.	2,731	109
Towers Watson & Co. Class A	1,994	108
SPX Corp.	1,673	107
Carlisle Cos. Inc.	2,041	107
MSC Industrial Direct Co. Inc. Class A	1,531	106
Avery Dennison Corp.	3,378	105
Graco Inc.	2,119	105
Manpower Inc.	2,783	103
* United Rentals Inc.	3,061	99
Kennametal Inc.	2,672	98
Gardner Denver Inc.	1,629	98
* Spirit Aerosystems Holdings Inc. Class A	3,915	97
* Shaw Group Inc.	2,306	97
* Babcock & Wilcox Co.	3,920	97
Triumph Group Inc.	1,624	96
* Kirby Corp.	1,819	96
Valmont Industries Inc.	753	95
URS Corp.	2,473	90
* Copart Inc.	3,332	89
Regal-Beloit Corp.	1,275	87
* Clean Harbors Inc.	1,560	85
* WESCO International Inc.	1,442	83
Copa Holdings SA Class A	1,067	83
Lennox International Inc.	1,653	79
* Terex Corp.	3,549	78
Trinity Industries Inc.	2,671	76
* Oshkosh Corp.	2,934	74
Pitney Bowes Inc.	5,548	74
Landstar System Inc.	1,544	73
Toro Co.	1,943	72

11

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* AECOM Technology Corp.	3,665	71
GATX Corp.	1,684	69
Ryder System Inc.	1,698	68
* Huntington Ingalls Industries Inc.	1,695	68
RR Donnelley & Sons Co.	6,046	66
Covanta Holding Corp.	3,614	62
Exelis Inc.	5,947	60
Crane Co.	1,571	60
ITT Corp.	2,969	59
Con-way Inc.	1,812	55
Manitowoc Co. Inc.	4,249	55
Harsco Corp.	2,575	52
Alliant Techsystems Inc.	1,071	52
* Polypore International Inc.	1,509	49
Rollins Inc.	2,078	48
* Colfax Corp.	1,430	47
* General Cable Corp.	1,683	46
* Air Lease Corp.	2,199	45
UTi Worldwide Inc.	3,280	45
* Navistar International Corp.	2,009	44
* GrafTech International Ltd.	4,164	39
* CNH Global NV	983	39
Matson Inc.	1,396	32
Armstrong World Industries Inc.	685	30
* KAR Auction Services Inc.	1,009	18
* MRC Global Inc.	741	16
* Engility Holdings Inc.	539	10
		50,411
Information Technology (19.5%)
Apple Inc.	31,384	20,878
Microsoft Corp.	252,634	7,786
International Business Machines Corp.	36,611	7,134
* Google Inc. Class A	8,690	5,953
Intel Corp.	168,871	4,193
Oracle Corp.	128,296	4,061
QUALCOMM Inc.	57,570	3,538
Cisco Systems Inc.	179,833	3,431
Visa Inc. Class A	17,603	2,258
* EMC Corp.	70,491	1,853
* eBay Inc.	38,935	1,848
Mastercard Inc. Class A	3,645	1,542
Accenture plc Class A	21,705	1,337
Hewlett-Packard Co.	66,405	1,121
Texas Instruments Inc.	38,440	1,116
Automatic Data Processing Inc.	16,464	956
* Salesforce.com Inc.	4,629	672
* Cognizant Technology Solutions Corp. Class A	10,237	658
Broadcom Corp. Class A	18,386	653
Corning Inc.	50,943	611
* Yahoo! Inc.	40,899	599
Intuit Inc.	9,795	573
* Dell Inc.	49,543	525
* Adobe Systems Inc.	16,697	522
Applied Materials Inc.	43,154	505
* Citrix Systems Inc.	6,287	488
Motorola Solutions Inc.	9,730	464
* Teradata Corp.	5,614	429
* Symantec Corp.	24,027	428
* NetApp Inc.	12,148	419
Altera Corp.	10,730	401
Analog Devices Inc.	9,946	395
* Red Hat Inc.	6,492	364
Western Union Co.	20,411	359
Paychex Inc.	10,775	358

12

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* SanDisk Corp.	8,143	336
* Equinix Inc.	1,676	331
Xerox Corp.	44,798	330
* Western Digital Corp.	7,884	330
Amphenol Corp. Class A	5,383	328
* Fiserv Inc.	4,567	326
CA Inc.	11,877	309
* Juniper Networks Inc.	17,683	308
Avago Technologies Ltd.	8,174	299
Xilinx Inc.	8,814	299
KLA-Tencor Corp.	5,655	290
* NVIDIA Corp.	20,551	288
* VMware Inc. Class A	3,027	270
* F5 Networks Inc.	2,716	265
Fidelity National Information Services Inc.	8,403	265
Maxim Integrated Products Inc.	9,733	264
Linear Technology Corp.	7,710	255
* Facebook Inc. Class A	14,049	254
* VeriSign Inc.	5,252	250
* Autodesk Inc.	7,751	241
* Alliance Data Systems Corp.	1,737	239
* LinkedIn Corp. Class A	2,125	228
* Akamai Technologies Inc.	6,047	227
Microchip Technology Inc.	6,514	226
* Rackspace Hosting Inc.	3,755	225
* BMC Software Inc.	5,358	222
* ANSYS Inc.	3,145	219
* Trimble Navigation Ltd.	4,233	208
* Lam Research Corp.	6,075	207
* Micron Technology Inc.	33,307	207
* Skyworks Solutions Inc.	6,383	194
* Nuance Communications Inc.	8,087	193
* Amdocs Ltd.	5,714	184
Harris Corp.	3,906	184
Computer Sciences Corp.	5,273	170
Activision Blizzard Inc.	14,334	169
* TIBCO Software Inc.	5,587	167
* Synopsys Inc.	4,969	164
Marvell Technology Group Ltd.	15,841	161
* Gartner Inc.	3,248	160
* Avnet Inc.	4,927	159
* Ariba Inc.	3,349	150
* LSI Corp.	19,172	149
FactSet Research Systems Inc.	1,565	144
Jabil Circuit Inc.	6,336	144
* Electronic Arts Inc.	10,774	144
* MICROS Systems Inc.	2,723	138
IAC/InterActiveCorp	2,649	137
* Arrow Electronics Inc.	3,643	132
Molex Inc.	4,687	125
Total System Services Inc.	5,284	123
* VeriFone Systems Inc.	3,513	122
* Cadence Design Systems Inc.	8,961	118
* NCR Corp.	5,221	117
* Informatica Corp.	3,557	116
SAIC Inc.	9,283	113
* Fortinet Inc.	4,258	113
* SolarWinds Inc.	2,017	111
* Riverbed Technology Inc.	5,372	107
* Concur Technologies Inc.	1,483	107
Global Payments Inc.	2,575	107
* Cree Inc.	3,793	107
Jack Henry & Associates Inc.	2,863	106
* AOL Inc.	3,055	103

13

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
FLIR Systems Inc.	5,028	100
Broadridge Financial Solutions Inc.	4,110	97
* Teradyne Inc.	6,174	96
* ON Semiconductor Corp.	15,427	96
Solera Holdings Inc.	2,336	96
* Brocade Communications Systems Inc.	14,986	87
* Atmel Corp.	14,484	86
* CoreLogic Inc.	3,490	86
* JDS Uniphase Corp.	7,564	85
* NeuStar Inc. Class A	2,184	82
National Instruments Corp.	3,035	78
Lender Processing Services Inc.	2,776	78
* Ingram Micro Inc.	4,997	76
* Advanced Micro Devices Inc.	20,477	76
* Genpact Ltd.	4,064	74
* Compuware Corp.	7,062	71
* FleetCor Technologies Inc.	1,593	69
Diebold Inc.	2,054	67
* Tech Data Corp.	1,323	64
* IPG Photonics Corp.	1,037	64
* Zebra Technologies Corp.	1,709	64
* Fusion-io Inc.	2,200	62
* Polycom Inc.	5,911	62
* Fairchild Semiconductor International Inc. Class A	4,120	60
* NetSuite Inc.	1,024	58
Cypress Semiconductor Corp.	4,988	58
* Itron Inc.	1,314	57
* Rovi Corp.	3,693	57
* Dolby Laboratories Inc. Class A	1,639	54
DST Systems Inc.	1,059	54
* Silicon Laboratories Inc.	1,364	52
Lexmark International Inc. Class A	2,287	50
* Vishay Intertechnology Inc.	4,580	44
* PMC - Sierra Inc.	7,468	44
* Acme Packet Inc.	1,899	36
* EchoStar Corp. Class A	1,258	34
* Vantiv Inc. Class A	1,293	29
* Freescale Semiconductor Ltd.	1,934	19
* Splunk Inc.	495	17
AVX Corp.	1,578	16
Booz Allen Hamilton Holding Corp.	860	16
* Zynga Inc. Class A	4,273	12
		93,795
Materials (3.8%)
EI du Pont de Nemours & Co.	31,506	1,567
Monsanto Co.	17,970	1,565
Dow Chemical Co.	40,184	1,178
Freeport-McMoRan Copper & Gold Inc.	31,933	1,153
Praxair Inc.	10,102	1,066
Newmont Mining Corp.	16,522	837
Air Products & Chemicals Inc.	7,098	586
Mosaic Co.	9,977	578
PPG Industries Inc.	5,170	569
Ecolab Inc.	8,685	556
LyondellBasell Industries NV Class A	10,767	526
International Paper Co.	14,581	504
CF Industries Holdings Inc.	2,190	453
Sherwin-Williams Co.	2,927	419
Nucor Corp.	10,552	397
Alcoa Inc.	35,437	303
Sigma-Aldrich Corp.	4,045	287
Eastman Chemical Co.	5,085	281
FMC Corp.	4,585	249
Ball Corp.	5,214	220

14

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Celanese Corp. Class A	5,206	199
Ashland Inc.	2,672	197
Airgas Inc.	2,332	194
* Crown Holdings Inc.	5,052	183
Southern Copper Corp.	5,490	179
Royal Gold Inc.	2,014	177
Vulcan Materials Co.	4,425	172
Cliffs Natural Resources Inc.	4,754	170
MeadWestvaco Corp.	5,831	168
Valspar Corp.	3,143	168
International Flavors & Fragrances Inc.	2,743	166
Albemarle Corp.	3,012	165
Rock-Tenn Co. Class A	2,426	162
* WR Grace & Co.	2,451	141
Reliance Steel & Aluminum Co.	2,586	133
RPM International Inc.	4,310	118
Martin Marietta Materials Inc.	1,488	114
Aptargroup Inc.	2,176	110
Rockwood Holdings Inc.	2,233	106
Cytec Industries Inc.	1,516	104
Allegheny Technologies Inc.	3,482	103
Packaging Corp. of America	3,202	102
Bemis Co. Inc.	3,364	102
Sonoco Products Co.	3,288	101
* Allied Nevada Gold Corp.	2,965	97
* Owens-Illinois Inc.	5,380	94
United States Steel Corp.	4,704	91
Huntsman Corp.	6,249	90
Sealed Air Corp.	6,290	90
Steel Dynamics Inc.	7,256	89
Domtar Corp.	1,195	86
Compass Minerals International Inc.	1,069	77
Cabot Corp.	2,066	72
NewMarket Corp.	287	71
Carpenter Technology Corp.	1,425	67
Silgan Holdings Inc.	1,602	67
Walter Energy Inc.	2,042	67
Scotts Miracle-Gro Co. Class A	1,359	57
* Tahoe Resources Inc.	2,640	48
Commercial Metals Co.	3,698	47
Greif Inc. Class A	1,023	45
Westlake Chemical Corp.	626	43
* Intrepid Potash Inc.	1,682	38
Titanium Metals Corp.	2,615	32
* Molycorp Inc.	2,155	25
Kronos Worldwide Inc.	749	13
		18,234
Telecommunication Services (3.0%)
AT&T Inc.	196,784	7,210
Verizon Communications Inc.	95,426	4,098
CenturyLink Inc.	20,885	883
* Crown Castle International Corp.	9,777	620
* Sprint Nextel Corp.	100,721	489
* SBA Communications Corp. Class A	4,056	242
Windstream Corp.	19,781	195
Frontier Communications Corp.	33,736	156
* tw telecom inc Class A	4,921	124
* Level 3 Communications Inc.	5,551	120
* MetroPCS Communications Inc.	9,915	96
Telephone & Data Systems Inc.	3,163	78
* NII Holdings Inc.	5,655	35
* Clearwire Corp. Class A	11,433	18

15

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* United States Cellular Corp.	470	18
		14,382
Utilities (3.6%)
Duke Energy Corp.	23,644	1,532
Southern Co.	29,221	1,325
Exelon Corp.	28,660	1,045
Dominion Resources Inc.	19,253	1,010
NextEra Energy Inc.	14,011	943
American Electric Power Co. Inc.	16,306	701
PG&E Corp.	14,282	620
FirstEnergy Corp.	13,964	610
Consolidated Edison Inc.	9,772	592
PPL Corp.	19,342	567
Public Service Enterprise Group Inc.	17,014	539
Sempra Energy	8,069	534
Edison International	11,039	483
Xcel Energy Inc.	16,399	457
Entergy Corp.	5,893	401
Northeast Utilities	10,434	393
DTE Energy Co.	5,652	330
ONEOK Inc.	6,980	311
Wisconsin Energy Corp.	7,734	294
CenterPoint Energy Inc.	14,264	291
Ameren Corp.	8,155	267
* AES Corp.	21,310	243
* Calpine Corp.	13,516	237
NiSource Inc.	9,486	231
American Water Works Co. Inc.	5,945	219
CMS Energy Corp.	8,735	202
Pinnacle West Capital Corp.	3,768	194
SCANA Corp.	3,920	186
OGE Energy Corp.	3,317	179
Alliant Energy Corp.	3,827	169
NRG Energy Inc.	7,738	165
AGL Resources Inc.	4,023	160
Pepco Holdings Inc.	7,751	150
NV Energy Inc.	8,009	140
MDU Resources Group Inc.	6,458	139
Integrys Energy Group Inc.	2,568	139
TECO Energy Inc.	7,035	122
ITC Holdings Corp.	1,686	121
Westar Energy Inc.	4,114	120
National Fuel Gas Co.	2,360	118
Questar Corp.	5,892	116
Aqua America Inc.	4,584	115
UGI Corp.	3,699	113
Atmos Energy Corp.	3,096	108
Great Plains Energy Inc.	4,515	96
Hawaiian Electric Industries Inc.	3,232	86
Vectren Corp.	2,709	76

		17,189
Total Common Stocks (Cost $447,901)		480,021

16

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2012

				Market
				Value
	Coupon		Shares	($000)
Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.1%)
2 Vanguard Market Liquidity Fund	0.158%		613,261	613

			Face
		Maturity	Amount
		Date	($000)
U.S. Government and Agency Obligations (0.1%)
3,4 Fannie Mae Discount Notes	0.155%	9/26/12	200	200
Total Temporary Cash Investments (Cost $813)				813
Total Investments (99.8%) (Cost $448,714)				480,834
Other Assets and Liabilities—Net (0.2%)				1,078
Net Assets (100%)				481,912

* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and -0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

17

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)

Common Stocks (100.0%)[1]
Consumer Discretionary (7.8%)
Walt Disney Co.	92,008	4,552
Comcast Corp. Class A	103,435	3,468
Target Corp.	50,901	3,262
Time Warner Inc.	78,183	3,248
Ford Motor Co.	305,599	2,854
News Corp. Class A	111,918	2,618
Lowe's Cos. Inc.	84,881	2,417
CBS Corp. Class B	43,771	1,591
Johnson Controls Inc.	55,292	1,504
* General Motors Co.	62,253	1,329
Macy's Inc.	29,146	1,175
Carnival Corp.	33,822	1,173
Kohl's Corp.	18,458	963
Thomson Reuters Corp.	30,266	861
* Liberty Media Corp. - Liberty Capital Class A	8,217	857
* Liberty Interactive Corp. Class A	39,071	713
Staples Inc.	55,843	610
Whirlpool Corp.	6,351	479
* CarMax Inc.	15,167	464
Lennar Corp. Class A	13,153	427
Newell Rubbermaid Inc.	23,542	422
DR Horton Inc.	20,968	398
Best Buy Co. Inc.	21,831	387
* Toll Brothers Inc.	11,730	384
* PulteGroup Inc.	27,873	381
Comcast Corp.	11,200	368
Interpublic Group of Cos. Inc.	33,915	361
* TRW Automotive Holdings Corp.	8,172	357
Foot Locker Inc.	9,832	340
JC Penney Co. Inc.	12,990	339
* Mohawk Industries Inc.	4,663	336
Royal Caribbean Cruises Ltd.	12,285	332
Garmin Ltd.	8,198	331
* MGM Resorts International	32,425	320
Signet Jewelers Ltd.	6,932	318
Lear Corp.	8,094	314
Gannett Co. Inc.	19,115	292
Leggett & Platt Inc.	11,367	270
Harman International Industries Inc.	5,762	265
Abercrombie & Fitch Co.	6,912	249
Jarden Corp.	5,092	246
Service Corp. International	17,607	230
Mattel Inc.	6,329	222
Cablevision Systems Corp. Class A	14,501	217
* Penn National Gaming Inc.	5,034	198
* Madison Square Garden Co. Class A	4,573	193
GameStop Corp. Class A	10,060	192
* Visteon Corp.	3,956	182
Dillard's Inc. Class A	2,353	177
* Sears Holdings Corp.	2,952	156
* Hyatt Hotels Corp. Class A	3,646	138
Guess? Inc.	5,197	135
Expedia Inc.	2,628	135
H&R Block Inc.	8,124	135
Williams-Sonoma Inc.	3,274	134
International Game Technology	10,436	128
Washington Post Co. Class B	344	121
DISH Network Corp. Class A	3,612	116
John Wiley & Sons Inc. Class A	2,171	107
Tiffany & Co.	1,656	103
DeVry Inc.	5,193	100

18

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Thor Industries Inc.	3,166	100
Wendy's Co.	22,150	95
* Liberty Ventures Class A	2,046	94
* DreamWorks Animation SKG Inc. Class A	5,422	92
American Eagle Outfitters Inc.	3,571	79
Chico's FAS Inc.	4,114	78
Choice Hotels International Inc.	2,014	63
Marriott International Inc. Class A	1,664	63
Regal Entertainment Group Class A	4,245	59
* Deckers Outdoor Corp.	1,144	57
* AutoNation Inc.	1,274	51
Aaron's Inc.	1,530	46
PVH Corp.	473	44
* NVR Inc.	48	40
Hasbro Inc.	993	37
* Lamar Advertising Co. Class A	803	27
* Sally Beauty Holdings Inc.	714	20
DSW Inc. Class A	160	10
* HomeAway Inc.	357	8
Clear Channel Outdoor Holdings Inc. Class A	1,606	8
* Liberty Ventures Rights, Exp. Date 10/9/12	636	6
		45,771
Consumer Staples (7.3%)
Procter & Gamble Co.	206,869	13,899
Kraft Foods Inc.	136,973	5,688
CVS Caremark Corp.	83,371	3,798
Walgreen Co.	70,273	2,513
Wal-Mart Stores Inc.	28,999	2,105
Archer-Daniels-Midland Co.	53,519	1,432
Altria Group Inc.	37,072	1,259
Philip Morris International Inc.	11,303	1,009
ConAgra Foods Inc.	33,805	849
Reynolds American Inc.	17,789	820
JM Smucker Co.	9,096	773
Bunge Ltd.	11,879	756
Beam Inc.	12,829	749
Clorox Co.	9,936	723
Sysco Corp.	22,491	681
Coca-Cola Enterprises Inc.	22,571	666
HJ Heinz Co.	9,832	548
Molson Coors Brewing Co. Class B	10,486	467
General Mills Inc.	11,488	452
* Constellation Brands Inc. Class A	12,009	396
Tyson Foods Inc. Class A	23,694	371
Energizer Holdings Inc.	5,286	364
Colgate-Palmolive Co.	3,191	339
* Ralcorp Holdings Inc.	4,532	322
Kimberly-Clark Corp.	3,435	287
Ingredion Inc.	4,892	263
Safeway Inc.	16,776	263
Church & Dwight Co. Inc.	4,398	241
* Smithfield Foods Inc.	12,400	240
Hormel Foods Corp.	4,771	137
Avon Products Inc.	8,221	127
Campbell Soup Co.	2,968	104
Brown-Forman Corp. Class B	1,557	100
Kellogg Co.	1,062	54
* Green Mountain Coffee Roasters Inc.	1,763	43
* Dean Foods Co.	2,302	38
Hillshire Brands Co.	1,388	36
		42,912
Energy (16.7%)
Exxon Mobil Corp.	380,866	33,250
Chevron Corp.	160,564	18,009

19

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
ConocoPhillips	102,887	5,843
Occidental Petroleum Corp.	66,072	5,617
Anadarko Petroleum Corp.	40,658	2,816
Apache Corp.	31,805	2,727
Phillips 66	50,870	2,137
National Oilwell Varco Inc.	26,785	2,111
Devon Energy Corp.	32,896	1,902
Halliburton Co.	51,112	1,674
Baker Hughes Inc.	35,703	1,628
Marathon Oil Corp.	57,338	1,595
Spectra Energy Corp.	53,087	1,500
Marathon Petroleum Corp.	27,735	1,435
Valero Energy Corp.	44,961	1,405
Hess Corp.	24,771	1,252
Chesapeake Energy Corp.	53,784	1,041
Noble Energy Inc.	11,316	995
Murphy Oil Corp.	15,795	811
HollyFrontier Corp.	16,944	683
EQT Corp.	10,734	579
* Southwestern Energy Co.	18,525	577
CONSOL Energy Inc.	18,466	558
* Denbury Resources Inc.	31,716	491
Peabody Energy Corp.	22,059	477
Tesoro Corp.	11,479	456
QEP Resources Inc.	14,568	418
* Plains Exploration & Production Co.	10,532	414
Cimarex Energy Co.	6,977	399
Diamond Offshore Drilling Inc.	5,640	378
* Whiting Petroleum Corp.	8,188	365
* Rowan Cos. plc Class A	10,197	359
* Newfield Exploration Co.	10,970	358
* Nabors Industries Ltd.	23,672	350
Energen Corp.	5,885	300
Helmerich & Payne Inc.	6,092	278
* Superior Energy Services Inc.	12,839	267
* SandRidge Energy Inc.	39,661	261
* Cameron International Corp.	4,675	256
* Ultra Petroleum Corp.	12,396	255
* WPX Energy Inc.	16,160	252
* McDermott International Inc.	19,161	213
Tidewater Inc.	4,253	202
Patterson-UTI Energy Inc.	12,734	193
Pioneer Natural Resources Co.	1,703	166
* Unit Corp.	3,896	155
* Atwood Oceanics Inc.	3,291	152
World Fuel Services Corp.	4,078	152
* Alpha Natural Resources Inc.	17,411	103
* Cheniere Energy Inc.	5,999	89
Teekay Corp.	2,958	87
* SEACOR Holdings Inc.	924	79
EXCO Resources Inc.	9,944	68
Sunoco Inc.	1,159	55
* Oil States International Inc.	585	46
SM Energy Co.	826	39
* Cobalt International Energy Inc.	890	20
RPC Inc.	444	5
* Laredo Petroleum Holdings Inc.	89	2
		98,305
Financials (26.3%)
Wells Fargo & Co.	399,090	13,581
* Berkshire Hathaway Inc. Class B	145,077	12,236
JPMorgan Chase & Co.	310,061	11,516
Citigroup Inc.	238,812	7,095
Bank of America Corp.	877,758	7,013

20

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
US Bancorp	154,292	5,155
Goldman Sachs Group Inc.	40,016	4,230
PNC Financial Services Group Inc.	43,107	2,680
Capital One Financial Corp.	47,283	2,673
MetLife Inc.	69,379	2,368
Bank of New York Mellon Corp.	97,240	2,192
Prudential Financial Inc.	37,998	2,071
ACE Ltd.	27,585	2,034
Morgan Stanley	125,515	1,883
* American International Group Inc.	52,596	1,806
BB&T Corp.	56,947	1,796
Aflac Inc.	38,036	1,756
American Express Co.	29,062	1,694
Discover Financial Services	43,119	1,670
State Street Corp.	39,874	1,659
Chubb Corp.	21,952	1,622
Ventas Inc.	23,549	1,542
Allstate Corp.	39,914	1,488
CME Group Inc.	27,075	1,486
HCP Inc.	31,752	1,456
Annaly Capital Management Inc.	79,453	1,375
Equity Residential	22,549	1,362
Prologis Inc.	37,398	1,278
Aon plc	24,350	1,265
Vornado Realty Trust	15,078	1,224
Charles Schwab Corp.	87,261	1,177
Travelers Cos. Inc.	17,923	1,160
Boston Properties Inc.	10,106	1,133
Fifth Third Bancorp	74,757	1,132
AvalonBay Communities Inc.	7,862	1,113
SunTrust Banks Inc.	43,787	1,102
Health Care REIT Inc.	18,650	1,090
Loews Corp.	25,330	1,030
Franklin Resources Inc.	8,619	1,012
Ameriprise Financial Inc.	17,806	978
Progressive Corp.	49,635	969
American Capital Agency Corp.	27,746	967
M&T Bank Corp.	10,359	900
Host Hotels & Resorts Inc.	58,634	897
General Growth Properties Inc.	43,050	886
BlackRock Inc.	4,915	867
Invesco Ltd.	36,596	867
Northern Trust Corp.	17,667	820
Regions Financial Corp.	115,195	802
Weyerhaeuser Co.	29,881	744
Kimco Realty Corp.	33,008	671
Principal Financial Group Inc.	24,385	669
KeyCorp	77,848	656
Hartford Financial Services Group Inc.	35,994	645
Macerich Co.	10,803	644
SLM Corp.	39,519	622
* CIT Group Inc.	16,316	616
Simon Property Group Inc.	3,828	607
SL Green Realty Corp.	7,267	586
XL Group plc Class A	25,243	584
Lincoln National Corp.	23,109	537
NYSE Euronext	20,612	516
UDR Inc.	20,120	508
Comerica Inc.	16,009	492
New York Community Bancorp Inc.	35,579	472
* Alleghany Corp.	1,379	465
Huntington Bancshares Inc.	70,054	462
Cincinnati Financial Corp.	11,899	460
Realty Income Corp.	10,866	458

21

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Everest Re Group Ltd.	4,364	452
Unum Group	23,142	451
Torchmark Corp.	8,007	410
PartnerRe Ltd.	5,324	391
* Arch Capital Group Ltd.	9,708	387
Alexandria Real Estate Equities Inc.	5,041	372
Reinsurance Group of America Inc. Class A	5,988	352
Ares Capital Corp.	20,246	350
* Markel Corp.	786	342
Fidelity National Financial Inc. Class A	18,115	341
WR Berkley Corp.	9,016	337
Raymond James Financial Inc.	9,222	325
RenaissanceRe Holdings Ltd.	4,191	324
TD Ameritrade Holding Corp.	18,692	320
Senior Housing Properties Trust	14,419	319
American Campus Communities Inc.	6,827	318
Duke Realty Corp.	21,819	316
Marsh & McLennan Cos. Inc.	9,215	315
Hudson City Bancorp Inc.	43,200	311
Liberty Property Trust	8,385	309
Axis Capital Holdings Ltd.	8,822	301
* American Capital Ltd.	26,962	296
DDR Corp.	19,441	296
Zions Bancorporation	14,985	288
Legg Mason Inc.	11,442	281
Weingarten Realty Investors	9,876	276
Douglas Emmett Inc.	11,328	272
HCC Insurance Holdings Inc.	8,209	272
National Retail Properties Inc.	8,740	271
People's United Financial Inc.	22,611	271
First Republic Bank	8,268	270
Kilroy Realty Corp.	5,615	265
Leucadia National Corp.	12,240	262
American Financial Group Inc.	6,958	261
Taubman Centers Inc.	3,257	261
Jones Lang LaSalle Inc.	3,597	259
East West Bancorp Inc.	11,793	259
CBL & Associates Properties Inc.	12,077	258
White Mountains Insurance Group Ltd.	484	252
Commerce Bancshares Inc.	6,190	249
Cullen/Frost Bankers Inc.	4,403	245
Hospitality Properties Trust	10,050	242
Piedmont Office Realty Trust Inc. Class A	14,050	238
MFA Financial Inc.	28,950	237
Assurant Inc.	6,580	232
BioMed Realty Trust Inc.	12,489	231
Hatteras Financial Corp.	7,956	231
Brown & Brown Inc.	8,703	228
ProAssurance Corp.	2,541	227
First Niagara Financial Group Inc.	28,633	226
BRE Properties Inc.	4,524	226
NASDAQ OMX Group Inc.	9,526	218
Validus Holdings Ltd.	6,468	217
Chimera Investment Corp.	83,181	211
* Genworth Financial Inc. Class A	39,815	211
* SVB Financial Group	3,632	211
* Signature Bank	3,238	209
* E*TRADE Financial Corp.	23,230	199
City National Corp.	3,811	196
Mack-Cali Realty Corp.	7,132	190
Protective Life Corp.	6,628	187
Assured Guaranty Ltd.	14,012	185
First Horizon National Corp.	20,613	185
Associated Banc-Corp	14,139	183

22

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Old Republic International Corp.	21,101	182
Bank of Hawaii Corp.	3,828	177
* Forest City Enterprises Inc. Class A	11,585	175
Jefferies Group Inc.	11,575	170
Aspen Insurance Holdings Ltd.	5,839	170
Fulton Financial Corp.	16,414	160
Capitol Federal Financial Inc.	13,418	159
Valley National Bancorp	16,151	157
TCF Financial Corp.	13,282	148
* Howard Hughes Corp.	2,231	147
Regency Centers Corp.	2,850	140
Brandywine Realty Trust	11,409	139
Washington Federal Inc.	8,513	137
Synovus Financial Corp.	64,642	134
Federal Realty Investment Trust	1,217	131
Post Properties Inc.	2,560	131
Janus Capital Group Inc.	14,958	130
* Popular Inc.	8,210	130
Corporate Office Properties Trust	5,734	128
CapitalSource Inc.	18,383	127
* MBIA Inc.	11,677	127
BOK Financial Corp.	2,106	121
Kemper Corp.	3,949	121
Home Properties Inc.	1,879	120
Endurance Specialty Holdings Ltd.	3,082	116
* Affiliated Managers Group Inc.	966	114
StanCorp Financial Group Inc.	3,586	112
Allied World Assurance Co. Holdings AG	1,419	111
Camden Property Trust	1,569	109
Extra Space Storage Inc.	3,053	104
CommonWealth REIT	6,699	100
Rayonier Inc.	2,036	100
* Alexander & Baldwin Inc.	3,106	92
Apartment Investment & Management Co. Class A	3,372	89
* St. Joe Co.	4,626	89
Mercury General Corp.	2,259	86
First Citizens BancShares Inc. Class A	506	84
Retail Properties of America Inc.	7,008	79
BankUnited Inc.	2,900	73
Hanover Insurance Group Inc.	2,038	73
* TFS Financial Corp.	6,626	59
CNA Financial Corp.	2,188	57
Interactive Brokers Group Inc.	3,385	47
American National Insurance Co.	583	41
Equity Lifestyle Properties Inc.	588	40
CBOE Holdings Inc.	876	25
Federated Investors Inc. Class B	1,171	25
LPL Financial Holdings Inc.	578	17
Mid-America Apartment Communities Inc.	232	16
		154,468
Health Care (11.6%)
Pfizer Inc.	609,945	14,553
Johnson & Johnson	173,414	11,693
Merck & Co. Inc.	247,732	10,665
UnitedHealth Group Inc.	84,553	4,591
Medtronic Inc.	79,406	3,229
Eli Lilly & Co.	53,010	2,381
Covidien plc	37,213	2,086
Thermo Fisher Scientific Inc.	29,875	1,713
WellPoint Inc.	25,213	1,509
Aetna Inc.	28,229	1,084
Cigna Corp.	23,496	1,075
Humana Inc.	13,343	935
Zimmer Holdings Inc.	12,898	797

23

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Forest Laboratories Inc.	21,735	754
Quest Diagnostics Inc.	11,349	686
* Boston Scientific Corp.	116,742	630
* Life Technologies Corp.	13,154	628
Cardinal Health Inc.	12,962	513
* CareFusion Corp.	18,049	474
Coventry Health Care Inc.	10,866	452
* Hospira Inc.	13,387	450
Abbott Laboratories	6,688	438
* Hologic Inc.	21,580	424
Bristol-Myers Squibb Co.	12,681	419
Stryker Corp.	6,684	356
* QIAGEN NV	19,156	340
Omnicare Inc.	9,167	297
* MEDNAX Inc.	4,001	277
Universal Health Services Inc. Class B	6,870	274
PerkinElmer Inc.	9,335	255
* Henry Schein Inc.	3,132	241
DENTSPLY International Inc.	6,444	234
Cooper Cos. Inc.	2,733	229
Baxter International Inc.	3,823	224
St. Jude Medical Inc.	5,865	221
Teleflex Inc.	3,280	217
* Covance Inc.	4,306	206
* Community Health Systems Inc.	7,462	202
* Sirona Dental Systems Inc.	3,713	197
* Brookdale Senior Living Inc. Class A	7,997	174
* Tenet Healthcare Corp.	31,725	165
* LifePoint Hospitals Inc.	4,069	164
* Health Net Inc.	6,897	160
* Health Management Associates Inc. Class A	20,884	160
* Bio-Rad Laboratories Inc. Class A	1,572	158
* Allscripts Healthcare Solutions Inc.	13,881	146
* VCA Antech Inc.	7,209	139
HCA Holdings Inc.	4,800	137
Hill-Rom Holdings Inc.	4,938	137
* Alere Inc.	6,651	125
* Endo Health Solutions Inc.	3,519	112
* AMERIGROUP Corp.	1,179	107
Becton Dickinson and Co.	1,156	88
* Mylan Inc.	2,921	69
* Charles River Laboratories International Inc.	1,377	50
Patterson Cos. Inc.	584	20
		68,060
Industrials (9.1%)
General Electric Co.	862,911	17,871
Tyco International Ltd.	37,683	2,125
FedEx Corp.	24,116	2,113
Norfolk Southern Corp.	26,543	1,923
General Dynamics Corp.	25,845	1,693
Danaher Corp.	31,107	1,666
Raytheon Co.	27,088	1,531
Northrop Grumman Corp.	20,498	1,371
Waste Management Inc.	37,684	1,303
Eaton Corp.	27,510	1,230
Stanley Black & Decker Inc.	13,900	914
PACCAR Inc.	22,490	898
Dover Corp.	14,929	863
Republic Services Inc. Class A	24,714	683
CSX Corp.	27,187	611
Textron Inc.	21,357	571
L-3 Communications Holdings Inc.	7,930	557
Parker Hannifin Corp.	6,781	542
3M Co.	5,733	531

24

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Emerson Electric Co.	9,539	484
Southwest Airlines Co.	50,140	448
Boeing Co.	5,924	423
* Jacobs Engineering Group Inc.	10,542	417
* Quanta Services Inc.	17,107	411
Pentair Inc.	8,050	342
* AGCO Corp.	7,915	333
* Owens Corning	9,909	331
Xylem Inc.	13,608	330
KBR Inc.	12,062	327
Cooper Industries plc	4,009	293
* Fortune Brands Home & Security Inc.	10,857	277
Waste Connections Inc.	9,397	272
Corrections Corp. of America	8,118	270
Towers Watson & Co. Class A	4,941	268
Snap-on Inc.	3,804	264
Timken Co.	6,530	262
Avery Dennison Corp.	8,390	262
Gardner Denver Inc.	4,066	245
Manpower Inc.	6,568	244
Carlisle Cos. Inc.	4,635	243
Kennametal Inc.	6,557	242
* Shaw Group Inc.	5,481	231
URS Corp.	6,237	227
IDEX Corp.	5,558	222
* Delta Air Lines Inc.	24,873	215
Regal-Beloit Corp.	3,131	213
Ingersoll-Rand plc	4,439	208
Lockheed Martin Corp.	2,276	207
* Nielsen Holdings NV	7,391	207
* WESCO International Inc.	3,585	207
Cintas Corp.	5,030	203
* Terex Corp.	9,075	200
* Oshkosh Corp.	7,515	190
* Spirit Aerosystems Holdings Inc. Class A	7,519	187
Trinity Industries Inc.	6,573	186
SPX Corp.	2,890	185
* AECOM Technology Corp.	9,262	180
Fluor Corp.	3,426	176
* Huntington Ingalls Industries Inc.	4,120	165
Ryder System Inc.	4,097	164
RR Donnelley & Sons Co.	14,711	161
Triumph Group Inc.	2,703	161
GATX Corp.	3,839	158
Exelis Inc.	15,316	155
Kansas City Southern	1,992	154
Crane Co.	3,923	149
Covanta Holding Corp.	8,295	142
Harsco Corp.	6,665	136
Alliant Techsystems Inc.	2,653	130
* Hertz Global Holdings Inc.	8,585	122
Illinois Tool Works Inc.	1,966	117
UTi Worldwide Inc.	8,267	113
ITT Corp.	5,621	112
* Air Lease Corp.	5,391	111
Chicago Bridge & Iron Co. NV	2,957	109
* Navistar International Corp.	4,942	109
Dun & Bradstreet Corp.	1,269	103
* General Cable Corp.	3,760	102
* GrafTech International Ltd.	10,065	94
* Colfax Corp.	2,830	93
* CNH Global NV	2,324	92
* Verisk Analytics Inc. Class A	1,613	78
Matson Inc.	3,206	73

25

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Pitney Bowes Inc.	5,263	70
Hubbell Inc. Class B	850	69
Con-way Inc.	2,081	63
Expeditors International of Washington Inc.	1,696	62
* Kirby Corp.	1,125	59
Equifax Inc.	996	46
* KAR Auction Services Inc.	2,328	41
Copa Holdings SA Class A	522	40
Flowserve Corp.	287	37
Manitowoc Co. Inc.	2,401	31
* WABCO Holdings Inc.	466	27
Iron Mountain Inc.	789	26
* Engility Holdings Inc.	1,288	24
Nordson Corp.	369	22
* MRC Global Inc.	804	18
		53,166
Information Technology (6.6%)
Cisco Systems Inc.	436,365	8,326
Hewlett-Packard Co.	161,096	2,719
Intel Corp.	105,366	2,616
Corning Inc.	123,320	1,479
* Yahoo! Inc.	99,037	1,451
* Dell Inc.	119,757	1,268
Applied Materials Inc.	104,143	1,217
* Symantec Corp.	55,239	985
Texas Instruments Inc.	30,570	888
Analog Devices Inc.	22,175	881
* SanDisk Corp.	19,846	818
Xerox Corp.	109,862	810
* Juniper Networks Inc.	43,205	753
CA Inc.	27,310	711
* NVIDIA Corp.	50,543	709
KLA-Tencor Corp.	13,650	700
Fidelity National Information Services Inc.	20,380	642
Broadcom Corp. Class A	17,036	605
* Adobe Systems Inc.	17,218	538
* Micron Technology Inc.	80,122	498
* Western Digital Corp.	11,427	478
* Amdocs Ltd.	13,752	443
Activision Blizzard Inc.	34,426	405
Computer Sciences Corp.	12,566	405
Marvell Technology Group Ltd.	38,131	388
* Avnet Inc.	11,828	381
* Synopsys Inc.	10,985	363
* Lam Research Corp.	10,091	344
* Electronic Arts Inc.	25,784	344
* NetApp Inc.	9,744	336
* Arrow Electronics Inc.	9,062	328
Maxim Integrated Products Inc.	11,906	323
Harris Corp.	6,553	308
Molex Inc.	11,213	298
IAC/InterActiveCorp	5,440	282
Jabil Circuit Inc.	12,277	280
* Cree Inc.	9,402	265
* ON Semiconductor Corp.	36,772	229
* Brocade Communications Systems Inc.	37,215	216
* CoreLogic Inc.	8,724	215
* JDS Uniphase Corp.	18,741	210
* Teradyne Inc.	13,324	208
* AOL Inc.	5,882	198
* Atmel Corp.	33,045	196
* Ingram Micro Inc.	12,453	190
SAIC Inc.	14,944	182
* Compuware Corp.	16,904	169

26

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Tech Data Corp.	3,210	156
* Polycom Inc.	14,601	152
Diebold Inc.	4,644	151
* Fairchild Semiconductor International Inc. Class A	10,125	147
* Itron Inc.	3,359	146
* Fiserv Inc.	1,949	139
* Zebra Technologies Corp.	3,533	132
Lexmark International Inc. Class A	5,667	123
DST Systems Inc.	2,272	116
* Rovi Corp.	7,033	108
* PMC - Sierra Inc.	18,376	107
* Vishay Intertechnology Inc.	10,432	100
Cypress Semiconductor Corp.	5,169	60
* EchoStar Corp. Class A	2,219	60
Paychex Inc.	1,715	57
* Dolby Laboratories Inc. Class A	1,623	54
* VeriSign Inc.	1,040	50
* Skyworks Solutions Inc.	1,569	48
FLIR Systems Inc.	2,232	44
* Akamai Technologies Inc.	1,144	43
Avago Technologies Ltd.	1,170	43
Total System Services Inc.	1,827	42
Booz Allen Hamilton Holding Corp.	2,043	38
AVX Corp.	3,643	37
* Genpact Ltd.	2,043	37
* Silicon Laboratories Inc.	330	13
* Freescale Semiconductor Ltd.	166	2
		38,803
Materials (3.9%)
Dow Chemical Co.	97,422	2,855
Freeport-McMoRan Copper & Gold Inc.	77,298	2,791
Newmont Mining Corp.	39,921	2,023
Air Products & Chemicals Inc.	17,273	1,426
Mosaic Co.	24,091	1,395
International Paper Co.	35,517	1,228
LyondellBasell Industries NV Class A	24,182	1,181
Nucor Corp.	25,796	971
CF Industries Holdings Inc.	4,165	862
Alcoa Inc.	86,975	745
Ashland Inc.	6,440	474
Cliffs Natural Resources Inc.	11,638	417
Vulcan Materials Co.	10,569	411
MeadWestvaco Corp.	14,063	405
Rock-Tenn Co. Class A	5,075	339
* Crown Holdings Inc.	9,180	333
Reliance Steel & Aluminum Co.	6,193	319
Allegheny Technologies Inc.	8,746	259
Cytec Industries Inc.	3,763	258
Bemis Co. Inc.	8,349	253
Sonoco Products Co.	8,164	250
United States Steel Corp.	11,751	229
Sealed Air Corp.	15,718	224
Huntsman Corp.	15,505	223
Domtar Corp.	2,948	214
Rockwood Holdings Inc.	4,012	190
Cabot Corp.	5,238	182
RPM International Inc.	6,580	180
Aptargroup Inc.	3,531	179
Steel Dynamics Inc.	14,078	172
Albemarle Corp.	3,137	172
Walter Energy Inc.	5,171	169
Carpenter Technology Corp.	3,289	155
Martin Marietta Materials Inc.	1,832	140
Eastman Chemical Co.	2,233	123

27

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Commercial Metals Co.	9,186	117
Greif Inc. Class A	2,523	112
Southern Copper Corp.	3,329	108
* Tahoe Resources Inc.	5,090	93
Westlake Chemical Corp.	1,278	88
Titanium Metals Corp.	6,447	79
* Owens-Illinois Inc.	3,518	62
* Intrepid Potash Inc.	2,157	48
* Molycorp Inc.	3,746	43
* WR Grace & Co.	539	31
Kronos Worldwide Inc.	1,568	27
Packaging Corp. of America	660	21
Scotts Miracle-Gro Co. Class A	388	16
		22,592
Telecommunication Services (3.8%)
AT&T Inc.	477,501	17,496
CenturyLink Inc.	50,684	2,142
* Sprint Nextel Corp.	243,533	1,181
Frontier Communications Corp.	81,161	375
* MetroPCS Communications Inc.	24,644	240
Telephone & Data Systems Inc.	7,848	192
Windstream Corp.	19,491	192
* Level 3 Communications Inc.	6,548	141
* NII Holdings Inc.	13,618	85
* Clearwire Corp. Class A	28,407	46
* United States Cellular Corp.	1,117	42
		22,132
Utilities (6.9%)
Duke Energy Corp.	57,333	3,714
Southern Co.	70,797	3,209
Exelon Corp.	69,507	2,535
Dominion Resources Inc.	46,628	2,447
NextEra Energy Inc.	33,933	2,284
American Electric Power Co. Inc.	39,558	1,701
PG&E Corp.	34,507	1,498
FirstEnergy Corp.	34,019	1,487
Consolidated Edison Inc.	23,836	1,445
PPL Corp.	47,157	1,383
Public Service Enterprise Group Inc.	41,125	1,302
Sempra Energy	19,634	1,300
Edison International	26,544	1,162
Xcel Energy Inc.	39,550	1,103
Entergy Corp.	14,463	985
Northeast Utilities	25,541	962
DTE Energy Co.	13,842	808
Wisconsin Energy Corp.	18,854	716
CenterPoint Energy Inc.	34,903	712
Ameren Corp.	19,669	644
* AES Corp.	52,018	592
* Calpine Corp.	32,837	576
NiSource Inc.	23,011	560
American Water Works Co. Inc.	14,308	528
CMS Energy Corp.	21,260	490
Pinnacle West Capital Corp.	8,922	458
SCANA Corp.	9,579	454
OGE Energy Corp.	8,016	433
Alliant Energy Corp.	9,018	398
NRG Energy Inc.	18,579	396
AGL Resources Inc.	9,588	380
Pepco Holdings Inc.	18,621	360
Integrys Energy Group Inc.	6,426	347
NV Energy Inc.	19,193	337
MDU Resources Group Inc.	15,328	330
TECO Energy Inc.	17,602	306

28

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2012

				Market
				Value
			Shares	($000)
Westar Energy Inc.			10,345	301
National Fuel Gas Co.			5,911	295
UGI Corp.			9,120	278
Atmos Energy Corp.			7,297	255
Aqua America Inc.			10,037	251
Great Plains Energy Inc.			11,081	236
Questar Corp.			11,214	221
Hawaiian Electric Industries Inc.			7,869	209
Vectren Corp.			6,702	189

				40,577

Total Common Stocks (Cost $558,286)				586,786

			Face
		Maturity	Amount
	Coupon	Date	($000)

Temporary Cash Investments (0.0%)[1]
U.S. Government and Agency Obligations (0.0%)
2 United States Treasury Note/Bond (Cost $101)	4.000%	11/15/12	100	101

Total Investments (100.0%) (Cost $558,387)				586,887
Other Assets and Liabilities—Net (0.0%)				83
Net Assets (100%)				586,970

* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.1% and -0.1%, respectively, of net assets.
2 Securities with a value of $50,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

29

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)

Common Stocks (99.8%)[1]
Consumer Discretionary (16.3%)
McDonald's Corp.	93,262	8,346
* Amazon.com Inc.	33,208	8,243
Home Depot Inc.	140,480	7,972
Comcast Corp. Class A	117,328	3,934
Starbucks Corp.	69,629	3,454
NIKE Inc. Class B	33,224	3,235
* DIRECTV	60,142	3,133
TJX Cos. Inc.	68,011	3,114
Walt Disney Co.	60,451	2,990
* priceline.com Inc.	4,572	2,764
Yum! Brands Inc.	42,286	2,694
Time Warner Cable Inc.	28,770	2,555
Viacom Inc. Class B	48,522	2,427
Las Vegas Sands Corp.	36,557	1,550
News Corp. Class A	66,151	1,547
Coach Inc.	26,455	1,538
Ross Stores Inc.	20,806	1,440
* Bed Bath & Beyond Inc.	21,356	1,434
* Liberty Global Inc. Class A	24,138	1,334
McGraw-Hill Cos. Inc.	25,669	1,314
* Discovery Communications Inc. Class A	23,475	1,287
Omnicom Group Inc.	25,026	1,286
* AutoZone Inc.	3,499	1,265
VF Corp.	7,992	1,220
Limited Brands Inc.	22,157	1,077
* Dollar Tree Inc.	21,321	1,027
Starwood Hotels & Resorts Worldwide Inc.	18,207	1,004
Gap Inc.	27,900	999
* O'Reilly Automotive Inc.	10,828	920
* Delphi Automotive plc	30,123	912
Genuine Parts Co.	14,227	899
Harley-Davidson Inc.	21,288	893
Ralph Lauren Corp. Class A	5,615	891
* Sirius XM Radio Inc.	348,887	883
* Dollar General Corp.	17,028	870
Mattel Inc.	24,283	853
* Chipotle Mexican Grill Inc. Class A	2,913	841
Nordstrom Inc.	14,350	830
Marriott International Inc. Class A	21,534	811
Wynn Resorts Ltd.	7,400	763
* BorgWarner Inc.	10,454	719
PetSmart Inc.	9,911	703
Virgin Media Inc.	25,312	698
Wyndham Worldwide Corp.	13,282	693
Tractor Supply Co.	6,631	633
Darden Restaurants Inc.	11,771	611
Tiffany & Co.	9,779	606
PVH Corp.	5,995	563
Family Dollar Stores Inc.	8,817	561
Ulta Salon Cosmetics & Fragrance Inc.	5,728	538
* LKQ Corp.	13,447	507
Advance Auto Parts Inc.	6,754	480
DISH Network Corp. Class A	14,583	466
Scripps Networks Interactive Inc. Class A	7,838	463
Polaris Industries Inc.	5,876	442
* Fossil Inc.	5,062	430
Dick's Sporting Goods Inc.	8,545	425
* Michael Kors Holdings Ltd.	7,833	423
* Under Armour Inc. Class A	7,196	419
Lowe's Cos. Inc.	14,326	408
* Panera Bread Co. Class A	2,545	394

30

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
CBS Corp. Class B	10,138	368
* Urban Outfitters Inc.	9,777	367
* Sally Beauty Holdings Inc.	13,219	364
Hasbro Inc.	9,607	360
* Charter Communications Inc. Class A	4,497	350
* NVR Inc.	414	343
American Eagle Outfitters Inc.	14,044	312
* Netflix Inc.	5,109	305
* Hanesbrands Inc.	8,805	286
* Goodyear Tire & Rubber Co.	22,551	275
Tupperware Brands Corp.	5,140	275
* TripAdvisor Inc.	8,006	268
H&R Block Inc.	15,877	263
Expedia Inc.	4,961	255
* Carter's Inc.	4,484	250
GNC Holdings Inc. Class A	6,321	246
Cinemark Holdings Inc.	10,319	242
* Apollo Group Inc. Class A	8,854	238
Brinker International Inc.	6,832	235
Gentex Corp.	12,949	227
Target Corp.	3,474	223
* Ascena Retail Group Inc.	11,042	219
Macy's Inc.	5,106	206
* AMC Networks Inc. Class A	5,202	205
Chico's FAS Inc.	10,771	204
* Lamar Advertising Co. Class A	5,954	197
Dunkin' Brands Group Inc.	6,473	189
Williams-Sonoma Inc.	4,567	187
* Big Lots Inc.	6,041	184
DSW Inc. Class A	2,848	184
* Bally Technologies Inc.	3,975	176
* Tempur-Pedic International Inc.	5,369	168
* Tesla Motors Inc.	5,875	168
International Game Technology	13,507	166
Aaron's Inc.	5,339	159
* Liberty Interactive Corp. Class A	7,414	135
Morningstar Inc.	2,122	126
* CarMax Inc.	3,679	113
Weight Watchers International Inc.	2,337	112
* Pandora Media Inc.	8,906	107
* Deckers Outdoor Corp.	2,131	106
Foot Locker Inc.	2,795	97
John Wiley & Sons Inc. Class A	1,855	92
Kohl's Corp.	1,484	77
Jarden Corp.	1,596	77
* ITT Educational Services Inc.	2,147	69
* AutoNation Inc.	1,695	68
* Liberty Media Corp. - Liberty Capital Class A	640	67
* HomeAway Inc.	2,588	61
Allison Transmission Holdings Inc.	2,399	43
DR Horton Inc.	1,853	35
Regal Entertainment Group Class A	2,439	34
Garmin Ltd.	776	31
Cablevision Systems Corp. Class A	1,708	26
Interpublic Group of Cos. Inc.	2,034	22
* Penn National Gaming Inc.	404	16
* Liberty Ventures Class A	314	14
* Groupon Inc.	3,312	14
* Madison Square Garden Co. Class A	270	11
* Visteon Corp.	220	10
Clear Channel Outdoor Holdings Inc. Class A	1,889	10
Thor Industries Inc.	233	7
Choice Hotels International Inc.	204	6

31

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Liberty Ventures Rights, Exp. Date 10/9/12	116	1
		105,982
Consumer Staples (12.9%)
Coca-Cola Co.	356,584	13,336
Philip Morris International Inc.	143,887	12,849
PepsiCo Inc.	143,521	10,395
Wal-Mart Stores Inc.	122,410	8,887
Altria Group Inc.	144,990	4,924
Colgate-Palmolive Co.	40,165	4,270
Costco Wholesale Corp.	39,788	3,894
Kimberly-Clark Corp.	32,179	2,690
General Mills Inc.	46,525	1,830
Whole Foods Market Inc.	16,923	1,637
Lorillard Inc.	11,969	1,502
Mead Johnson Nutrition Co.	18,773	1,377
Estee Lauder Cos. Inc. Class A	21,180	1,270
Procter & Gamble Co.	18,381	1,235
Kroger Co.	51,561	1,149
CVS Caremark Corp.	23,776	1,083
Kellogg Co.	20,848	1,056
HJ Heinz Co.	18,332	1,021
Hershey Co.	13,870	996
Dr Pepper Snapple Group Inc.	19,508	874
Sysco Corp.	28,423	861
* Monster Beverage Corp.	13,316	785
Brown-Forman Corp. Class B	11,961	767
McCormick & Co. Inc.	12,259	753
Herbalife Ltd.	10,679	517
Reynolds American Inc.	10,217	471
Avon Products Inc.	30,299	468
Campbell Soup Co.	12,481	439
Church & Dwight Co. Inc.	7,886	432
Kraft Foods Inc.	8,501	353
* Green Mountain Coffee Roasters Inc.	10,472	255
Hillshire Brands Co.	9,132	238
* Dean Foods Co.	14,235	234
Flowers Foods Inc.	10,142	209
Nu Skin Enterprises Inc. Class A	4,908	204
Hormel Foods Corp.	6,906	198
* Fresh Market Inc.	2,589	149
Ingredion Inc.	1,551	84
Clorox Co.	817	59
Coca-Cola Enterprises Inc.	1,976	58
Safeway Inc.	3,040	48
		83,857
Energy (4.0%)
Schlumberger Ltd.	122,412	8,860
EOG Resources Inc.	24,797	2,685
Williams Cos. Inc.	57,501	1,856
Kinder Morgan Inc.	44,924	1,607
* FMC Technologies Inc.	21,990	1,030
Range Resources Corp.	14,804	965
* Cameron International Corp.	17,449	955
Pioneer Natural Resources Co.	9,462	921
Halliburton Co.	27,050	886
* Concho Resources Inc.	9,562	858
Cabot Oil & Gas Corp.	19,163	794
National Oilwell Varco Inc.	8,857	698
Oceaneering International Inc.	10,030	537
Sunoco Inc.	8,286	391
* Cobalt International Energy Inc.	15,759	358
* Southwestern Energy Co.	11,168	348
* Dresser-Rand Group Inc.	6,838	346
* Oil States International Inc.	4,347	340

32

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Noble Energy Inc.	3,593	316
* Continental Resources Inc.	3,808	282
SM Energy Co.	4,845	229
* Cheniere Energy Inc.	12,673	187
Golar LNG Ltd.	4,005	157
CARBO Ceramics Inc.	1,810	127
Helmerich & Payne Inc.	1,995	91
World Fuel Services Corp.	2,061	77
* Atwood Oceanics Inc.	1,616	75
* SEACOR Holdings Inc.	826	71
* Whiting Petroleum Corp.	1,578	70
* Kosmos Energy Ltd.	6,308	61
RPC Inc.	4,811	59
* Laredo Petroleum Holdings Inc.	1,760	38
		26,275
Financials (4.4%)
Simon Property Group Inc.	23,373	3,709
American Express Co.	59,179	3,450
American Tower Corporation	36,243	2,552
Public Storage	12,998	1,892
T. Rowe Price Group Inc.	23,486	1,443
Marsh & McLennan Cos. Inc.	39,755	1,358
BlackRock Inc.	6,201	1,094
Travelers Cos. Inc.	15,502	1,004
* IntercontinentalExchange Inc.	6,760	924
Digital Realty Trust Inc.	11,135	830
Moody's Corp.	18,041	714
Plum Creek Timber Co. Inc.	14,691	601
* CBRE Group Inc. Class A	29,826	516
Essex Property Trust Inc.	3,299	501
Federal Realty Investment Trust	4,561	492
Rayonier Inc.	8,861	434
* Affiliated Managers Group Inc.	3,504	412
Weyerhaeuser Co.	15,857	395
* MSCI Inc. Class A	11,225	394
Camden Property Trust	5,615	390
Arthur J Gallagher & Co.	10,899	389
Franklin Resources Inc.	2,948	346
Lazard Ltd. Class A	10,576	301
Eaton Vance Corp.	10,665	289
Tanger Factory Outlet Centers	8,529	286
SEI Investments Co.	12,622	275
Boston Properties Inc.	2,324	261
Mid-America Apartment Communities Inc.	3,630	247
Apartment Investment & Management Co. Class A	9,190	243
Regency Centers Corp.	4,924	241
Waddell & Reed Financial Inc. Class A	7,759	230
Equity Lifestyle Properties Inc.	3,092	213
Extra Space Storage Inc.	5,866	200
CBOE Holdings Inc.	6,852	195
Home Properties Inc.	2,474	158
Erie Indemnity Co. Class A	2,461	157
Federated Investors Inc. Class B	7,026	149
Aon plc	2,624	136
Taubman Centers Inc.	1,699	136
Allied World Assurance Co. Holdings AG	1,710	134
Equity Residential	2,103	127
HCP Inc.	2,648	122
LPL Financial Holdings Inc.	3,814	109
Post Properties Inc.	2,002	102
BRE Properties Inc.	1,968	98
Leucadia National Corp.	4,066	87
People's United Financial Inc.	6,811	82
Hanover Insurance Group Inc.	1,869	67

33

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Arch Capital Group Ltd.	1,362	54
* Signature Bank	840	54
Validus Holdings Ltd.	1,356	46
American Campus Communities Inc.	766	36
Brown & Brown Inc.	797	21
Kilroy Realty Corp.	403	19
Endurance Specialty Holdings Ltd.	342	13
* St. Joe Co.	590	11
* Alexander & Baldwin Inc.	227	7
		28,746
Health Care (11.6%)
Abbott Laboratories	136,891	8,972
Amgen Inc.	71,432	5,995
Bristol-Myers Squibb Co.	140,824	4,649
* Express Scripts Holding Co.	74,001	4,634
* Gilead Sciences Inc.	69,541	4,012
Johnson & Johnson	56,763	3,828
* Biogen Idec Inc.	21,899	3,210
* Celgene Corp.	40,450	2,914
Baxter International Inc.	46,285	2,716
Allergan Inc.	27,882	2,401
* Alexion Pharmaceuticals Inc.	17,675	1,895
McKesson Corp.	21,680	1,889
* Intuitive Surgical Inc.	3,652	1,796
Eli Lilly & Co.	34,294	1,540
Becton Dickinson and Co.	17,431	1,324
Agilent Technologies Inc.	31,958	1,188
Stryker Corp.	21,013	1,119
* Edwards Lifesciences Corp.	10,553	1,078
* Regeneron Pharmaceuticals Inc.	7,011	1,038
* Vertex Pharmaceuticals Inc.	19,424	1,036
* Cerner Corp.	13,369	978
* Watson Pharmaceuticals Inc.	11,646	947
Perrigo Co.	8,538	939
AmerisourceBergen Corp. Class A	23,250	896
St. Jude Medical Inc.	22,212	839
* DaVita Inc.	8,591	836
* Catamaran Corp.	9,421	821
* Mylan Inc.	34,166	805
* Laboratory Corp. of America Holdings	8,909	784
CR Bard Inc.	7,721	757
Cardinal Health Inc.	17,019	673
* Waters Corp.	8,213	659
* Varian Medical Systems Inc.	10,149	597
* ResMed Inc.	13,196	496
* IDEXX Laboratories Inc.	5,029	478
* Illumina Inc.	11,299	475
* Mettler-Toledo International Inc.	2,815	465
* Onyx Pharmaceuticals Inc.	5,986	430
* BioMarin Pharmaceutical Inc.	11,200	418
* Henry Schein Inc.	4,688	360
* Medivation Inc.	3,352	351
* Ariad Pharmaceuticals Inc.	15,284	314
* AMERIGROUP Corp.	3,083	280
HCA Holdings Inc.	9,615	274
Patterson Cos. Inc.	7,965	271
* United Therapeutics Corp.	4,660	252
* Salix Pharmaceuticals Ltd.	5,305	233
Techne Corp.	3,395	233
Medtronic Inc.	5,708	232
* Endo Health Solutions Inc.	6,603	210
Warner Chilcott plc Class A	15,416	210
DENTSPLY International Inc.	5,705	207
* Myriad Genetics Inc.	7,652	191

34

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Thoratec Corp.	5,305	180
* Incyte Corp. Ltd.	8,711	174
Covidien plc	2,182	122
WellPoint Inc.	1,870	112
Cooper Cos. Inc.	1,281	107
* Charles River Laboratories International Inc.	2,777	101
Quest Diagnostics Inc.	1,632	99
* Bruker Corp.	8,132	98
Zimmer Holdings Inc.	1,548	96
* Life Technologies Corp.	1,534	73
* Sirona Dental Systems Inc.	987	52
Universal Health Services Inc. Class B	397	16
* Covance Inc.	267	13
* Tenet Healthcare Corp.	1,767	9
		75,397
Industrials (11.9%)
United Technologies Corp.	83,647	6,679
Union Pacific Corp.	43,688	5,305
3M Co.	57,270	5,303
Caterpillar Inc.	59,965	5,117
United Parcel Service Inc. Class B	66,562	4,913
Boeing Co.	62,108	4,435
Honeywell International Inc.	71,595	4,185
Emerson Electric Co.	56,636	2,873
Deere & Co.	36,581	2,748
Illinois Tool Works Inc.	36,910	2,188
Precision Castparts Corp.	13,297	2,142
Lockheed Martin Corp.	21,339	1,945
Cummins Inc.	17,683	1,717
CSX Corp.	64,650	1,452
Fastenal Co.	27,219	1,173
WW Grainger Inc.	5,369	1,106
Ingersoll-Rand plc	22,530	1,054
Danaher Corp.	18,233	977
Rockwell Automation Inc.	13,117	945
Roper Industries Inc.	8,946	920
C.H. Robinson Worldwide Inc.	14,840	840
AMETEK Inc.	21,963	754
Cooper Industries plc	10,009	732
* Stericycle Inc.	7,818	716
Rockwell Collins Inc.	13,321	651
Expeditors International of Washington Inc.	17,516	641
* TransDigm Group Inc.	4,612	639
Kansas City Southern	7,889	610
Fluor Corp.	11,495	592
Pall Corp.	10,588	588
* Verisk Analytics Inc. Class A	11,535	560
* United Continental Holdings Inc.	30,237	558
Flowserve Corp.	4,277	546
* IHS Inc. Class A	4,572	521
Joy Global Inc.	9,624	514
Parker Hannifin Corp.	6,328	506
Donaldson Co. Inc.	13,561	479
Masco Corp.	32,501	460
Equifax Inc.	10,037	459
JB Hunt Transport Services Inc.	8,207	430
* Delta Air Lines Inc.	49,393	427
Iron Mountain Inc.	12,870	422
Hubbell Inc. Class B	4,519	365
* B/E Aerospace Inc.	8,931	360
Robert Half International Inc.	13,054	343
Wabtec Corp.	4,351	340
* WABCO Holdings Inc.	5,437	319
Nordson Corp.	5,410	318

35

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Lincoln Electric Holdings Inc.	7,550	311
PACCAR Inc.	7,419	296
MSC Industrial Direct Co. Inc. Class A	4,266	296
* United Rentals Inc.	8,613	278
Graco Inc.	5,487	271
* Babcock & Wilcox Co.	10,705	264
Valmont Industries Inc.	2,072	263
* Copart Inc.	9,145	244
* Clean Harbors Inc.	4,415	240
Dun & Bradstreet Corp.	2,746	222
Lennox International Inc.	4,671	222
Toro Co.	5,446	203
* Kirby Corp.	3,845	202
Landstar System Inc.	4,269	202
Chicago Bridge & Iron Co. NV	5,451	201
Copa Holdings SA Class A	2,550	198
Cintas Corp.	4,549	184
* Hertz Global Holdings Inc.	12,693	180
FedEx Corp.	1,806	158
Rollins Inc.	5,954	139
* Polypore International Inc.	4,238	137
Pitney Bowes Inc.	9,675	129
Southwest Airlines Co.	13,679	122
Manitowoc Co. Inc.	8,811	113
Triumph Group Inc.	1,501	89
SPX Corp.	1,390	89
Armstrong World Industries Inc.	1,920	84
Con-way Inc.	2,741	83
Snap-on Inc.	1,126	78
* Nielsen Holdings NV	2,716	76
IDEX Corp.	1,547	62
* Fortune Brands Home & Security Inc.	2,416	62
* Spirit Aerosystems Holdings Inc. Class A	2,429	60
Xylem Inc.	1,847	45
Textron Inc.	1,566	42
ITT Corp.	1,968	39
Carlisle Cos. Inc.	495	26
* Colfax Corp.	721	24
Timken Co.	588	24
* MRC Global Inc.	1,067	24
Waste Connections Inc.	556	16
Covanta Holding Corp.	513	9
* General Cable Corp.	232	6
Matson Inc.	227	5
		77,885
Information Technology (32.6%)
Apple Inc.	85,843	57,106
Microsoft Corp.	690,770	21,290
International Business Machines Corp.	99,981	19,481
* Google Inc. Class A	23,763	16,280
Oracle Corp.	350,707	11,100
QUALCOMM Inc.	157,407	9,674
Intel Corp.	343,077	8,519
Visa Inc. Class A	47,932	6,147
* EMC Corp.	192,702	5,066
* eBay Inc.	106,349	5,048
Mastercard Inc. Class A	9,960	4,212
Accenture plc Class A	59,183	3,646
Automatic Data Processing Inc.	44,964	2,612
Texas Instruments Inc.	70,651	2,052
* Salesforce.com Inc.	12,694	1,843
* Cognizant Technology Solutions Corp. Class A	27,960	1,797
Intuit Inc.	27,034	1,583
* Citrix Systems Inc.	17,021	1,322

36

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Motorola Solutions Inc.	26,811	1,278
* Teradata Corp.	15,485	1,183
Broadcom Corp. Class A	31,398	1,116
Altera Corp.	29,656	1,107
* Red Hat Inc.	17,741	994
Western Union Co.	56,266	991
Paychex Inc.	27,803	925
Amphenol Corp. Class A	14,797	901
* Equinix Inc.	4,380	866
Xilinx Inc.	24,303	824
* Adobe Systems Inc.	26,157	818
* NetApp Inc.	22,366	772
Avago Technologies Ltd.	21,079	771
* Fiserv Inc.	10,344	738
* VMware Inc. Class A	8,143	725
* F5 Networks Inc.	7,277	709
* Facebook Inc. Class A	38,683	699
Linear Technology Corp.	21,147	698
* Autodesk Inc.	21,101	655
* VeriSign Inc.	13,255	632
* Alliance Data Systems Corp.	4,556	627
Microchip Technology Inc.	17,653	613
* BMC Software Inc.	14,650	607
* LinkedIn Corp. Class A	5,643	605
* ANSYS Inc.	8,551	596
* Rackspace Hosting Inc.	9,930	596
* Akamai Technologies Inc.	15,132	568
* Trimble Navigation Ltd.	11,409	560
* Nuance Communications Inc.	21,967	524
* Skyworks Solutions Inc.	15,423	470
* TIBCO Software Inc.	14,999	449
* Gartner Inc.	8,578	424
* LSI Corp.	51,801	404
* Ariba Inc.	8,944	400
FactSet Research Systems Inc.	4,107	379
* MICROS Systems Inc.	7,398	375
* Western Digital Corp.	8,844	370
Maxim Integrated Products Inc.	13,491	366
* VeriFone Systems Inc.	9,960	346
* Cadence Design Systems Inc.	25,253	333
* NCR Corp.	14,654	328
* Informatica Corp.	9,952	324
* Fortinet Inc.	12,011	318
* SolarWinds Inc.	5,596	307
Global Payments Inc.	7,262	302
* Concur Technologies Inc.	4,168	302
Total System Services Inc.	12,858	298
Jack Henry & Associates Inc.	8,027	297
* Riverbed Technology Inc.	14,551	291
Broadridge Financial Solutions Inc.	11,514	273
Solera Holdings Inc.	6,292	259
* NeuStar Inc. Class A	6,081	228
National Instruments Corp.	8,648	223
FLIR Systems Inc.	11,192	222
Lender Processing Services Inc.	7,625	214
* Advanced Micro Devices Inc.	56,221	209
* FleetCor Technologies Inc.	4,498	194
* Lam Research Corp.	5,238	179
* IPG Photonics Corp.	2,868	176
* Fusion-io Inc.	6,262	175
* Genpact Ltd.	9,385	171
* NetSuite Inc.	2,783	158
Harris Corp.	3,149	148
* Silicon Laboratories Inc.	3,637	139

37

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
SAIC Inc.	8,776	107
* Acme Packet Inc.	5,078	97
Cypress Semiconductor Corp.	7,855	91
Analog Devices Inc.	2,240	89
* Dolby Laboratories Inc. Class A	2,650	88
* Vantiv Inc. Class A	3,519	79
Jabil Circuit Inc.	3,093	70
* Symantec Corp.	3,744	67
* AOL Inc.	1,939	65
IAC/InterActiveCorp	1,059	55
CA Inc.	1,848	48
* Splunk Inc.	1,387	48
* Freescale Semiconductor Ltd.	4,329	43
* Zynga Inc. Class A	11,736	33
* Synopsys Inc.	974	32
* Teradyne Inc.	1,729	27
* Rovi Corp.	1,741	27
* Zebra Technologies Corp.	627	23
* EchoStar Corp. Class A	797	22
DST Systems Inc.	400	20
* Atmel Corp.	2,886	17
Diebold Inc.	376	12
* Compuware Corp.	883	9
		212,696
Materials (3.7%)
EI du Pont de Nemours & Co.	86,040	4,280
Monsanto Co.	48,993	4,268
Praxair Inc.	27,419	2,893
PPG Industries Inc.	14,034	1,544
Ecolab Inc.	23,867	1,528
Sherwin-Williams Co.	8,037	1,150
Sigma-Aldrich Corp.	11,049	785
FMC Corp.	12,515	680
Eastman Chemical Co.	11,409	630
Ball Corp.	14,322	604
Celanese Corp. Class A	14,224	544
Airgas Inc.	6,376	530
Royal Gold Inc.	5,425	477
Valspar Corp.	8,561	457
International Flavors & Fragrances Inc.	7,446	451
Southern Copper Corp.	11,213	365
* WR Grace & Co.	6,174	357
CF Industries Holdings Inc.	1,338	277
Packaging Corp. of America	8,356	267
* Allied Nevada Gold Corp.	8,126	265
Albemarle Corp.	4,529	248
Compass Minerals International Inc.	3,118	224
NewMarket Corp.	795	196
* Owens-Illinois Inc.	10,979	192
Silgan Holdings Inc.	4,527	190
Martin Marietta Materials Inc.	2,071	158
Scotts Miracle-Gro Co. Class A	3,314	138
RPM International Inc.	4,516	124
* Crown Holdings Inc.	3,134	114
LyondellBasell Industries NV Class A	2,095	102
Aptargroup Inc.	2,012	102
Rockwood Holdings Inc.	1,881	89
Rock-Tenn Co. Class A	822	55
* Intrepid Potash Inc.	2,365	53
Steel Dynamics Inc.	4,221	51
Westlake Chemical Corp.	425	29
* Tahoe Resources Inc.	1,388	25
* Molycorp Inc.	1,274	15

38

	Vanguard® Russell 1000 Growth Index Fund
	Schedule of Investments
	August 31, 2012

					Market
					Value
				Shares	($000)
	Carpenter Technology Corp.			264	12
					24,469
	Telecommunication Services (2.2%)
	Verizon Communications Inc.			260,724	11,195
*	Crown Castle International Corp.			26,984	1,712
*	SBA Communications Corp. Class A			11,101	664
*	tw telecom inc Class A			13,824	348
	Windstream Corp.			32,139	317
*	Level 3 Communications Inc.			7,650	165
					14,401
	Utilities (0.2%)
	ONEOK Inc.			19,106	851
	ITC Holdings Corp.			4,796	345
	Questar Corp.			3,569	70
	Aqua America Inc.			1,313	33

					1,299

	Total Common Stocks (Cost $585,419)				651,007

		Coupon

	Temporary Cash Investments (1.0%)[1]
	Money Market Fund (1.0%)
2	Vanguard Market Liquidity Fund	0.158%		6,118,375	6,118

				Face
			Maturity	Amount
			Date	($000)
	U.S. Government and Agency Obligations (0.0%)
3,4	Fannie Mae Discount Notes	0.155%	9/26/12	100	100

	Total Temporary Cash Investments (Cost $6,218)				6,218

	Total Investments (100.8%) (Cost $591,637)				657,225
	Other Assets and Liabilities—Net (-0.8%)				(5,156)
	Net Assets (100%)				652,069

* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.8%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.

39

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund: We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements (not presented herein) of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the "Funds") as of August 31, 2012 and for the year then ended and have issued our unqualified report thereon dated October 16, 2012. Our audits included audits of the Funds' schedules of investments as of August 31, 2012. These schedules of investments are the responsibility of the Funds' management. Our responsibility is to express an opinion on these schedules of investments based on our audits.

In our opinion, the accompanying schedules of investments referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 16, 2012

© 2012 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 18480 102012

Annual Report | August 31, 2012

Vanguard Russell 2000 Index Funds

Vanguard Russell 2000 Index Fund Vanguard Russell 2000 Value Index Fund Vanguard Russell 2000 Growth Index Fund

> For the 12 months ended August 31, 2012, the three Vanguard Russell 2000

Index Funds closely tracked their target indexes, earning double-digit returns.

> Small-cap value stocks outpaced their growth counterparts.

> Bank stocks were among the best performers; energy stocks were among the worst.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Russell 2000 Index Fund.	8
Russell 2000 Value Index Fund.	22
Russell 2000 Growth Index Fund.	35
Your Fund’s After-Tax Returns.	50
About Your Fund’s Expenses.	51
Trustees Approve Advisory Arrangement.	53
Glossary.	54

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate.
It was featured in a movie based on Patrick O’Brian’s sea novels, set amid the Napoleonic wars. Vanguard was named for another ship of that era, the HMS Vanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2012

Total
Returns
Russell 2000 Index Fund
Institutional Shares	13.37%
ETF Shares
Market Price	13.40
Net Asset Value	13.30
Russell 2000 Index	13.40
Small-Cap Core Funds Average	11.15
Small-Cap Core Funds Average: Derived from data provided by Lipper Inc.
Russell 2000 Value Index Fund
Institutional Shares (Inception: 7/13/2012)	1.43%
ETF Shares
Market Price	13.58
Net Asset Value	13.81
Russell 2000 Value Index	14.08
Small-Cap Value Funds Average	12.13
Small-Cap Value Funds Average: Derived from data provided by Lipper Inc.
Russell 2000 Growth Index Fund
Institutional Shares	12.72%
ETF Shares
Market Price	12.73
Net Asset Value	12.58
Russell 2000 Growth Index	12.72
Small-Cap Growth Funds Average	11.62
Small-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Russell 2000 Index Funds delivered strong returns for the 12 months ended August 31, 2012, as hopes for a housing rebound lifted the shares of everything from banks to home builders. Still, the small-capitalization stocks in the three funds’ Russell benchmarks finished the period a few steps behind the broader market.

The ETF Shares of the Growth Fund advanced 12.58%, and those of the Value Fund gained 13.81%. The ETF Shares of the Russell 2000 Index Fund, which combines both growth and value stocks, returned 13.30%. (These returns are based on net asset value.) All three funds closely tracked the returns of their respective target indexes and exceeded the average returns of peer funds.

On July 13, 2012, we issued Institutional Shares of the Russell 2000 Value Index Fund, and so all three funds now feature this share class as well as ETF Shares. If you hold your shares in a taxable account, you may wish to review information on the funds’ after-tax returns that appears later in this report.

U.S. stocks shook off concerns to produce double-digit returns

U.S. stocks generated robust gains for the period, returning nearly 17%. They seemed to get a lift as the U.S. economy continued to grow, albeit at a modest rate, avoiding the “double-dip” recession that some investors had feared.

2

Though European stocks posted strong returns in local-currency terms, this performance was much more modest when converted into U.S. dollars—a result of the dollar’s strengthening against the euro during the 12 months. Signs of slowing economic growth restrained returns for emerging markets and the developed markets of the Pacific region.

Questions about the finances of European governments and banks continued to preoccupy investors. Although the situation in Europe is very fluid, Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Bonds continued their march as yields dropped to record lows

Bonds produced solid returns; the broad U.S. taxable market advanced nearly 6% for the 12 months. Long-term U.S. Treasuries were particularly strong as they benefited from the Federal Reserve’s bond-buying program.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are more

Market Barometer

	Average Annual Total Returns
	Periods Ended August 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	17.33%	13.82%	1.47%
Russell 2000 Index (Small-caps)	13.40	13.89	1.90
Dow Jones U.S. Total Stock Market Index	16.74	13.87	1.73
MSCI All Country World Index ex USA (International)	-1.92	3.64	-3.59

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.78%	6.51%	6.66%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.78	7.02	6.24
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.71

CPI
Consumer Price Index	1.69%	2.20%	2.07%

3

modest. As yields tumble, the scope for further declines—and price increases—diminishes.

As it has since December 2008, the Federal Reserve Board held its target for the shortest-term interest rates between 0% and 0.25%, keeping a tight lid on the returns from money market funds and savings accounts.

A strong advance for bank stocks propelled the value fund’s return

A heavy allocation to the financial sector worked to the benefit of the Russell 2000 Value Index Fund in the 12-month period. On average, financial stocks accounted for more than one-third of this fund’s holdings, compared with less than one-tenth of holdings for the Growth Index Fund.

Bank shares enjoyed outsized gains as investors seemed more confident that lenders were getting past the lingering effects of mortgage defaults associated with the U.S. housing downturn. Hopes for a housing recovery also appeared to be behind the sharp rally in the stocks of home builders, further bolstering the performance of the value fund.

The growth fund, meanwhile, got a lift from its holdings among biotechnology and information technology stocks. Biotech stocks were boosted by merger-and-acquisition activity, as well as by progress on experimental therapies. Information technology shares were buoyed by consumer and business demand that remained healthy despite mediocre U.S. economic growth.

Expense Ratios
Your Fund Compared With Its Peer Group

	Institutional	ETF	Peer Group
	Shares	Shares	Average
Russell 2000 Index Fund	0.15%	0.22%	1.37%
Russell 2000 Value Index Fund	0.21	0.33	1.45
Russell 2000 Growth Index Fund	0.08	0.20	1.51

The fund expense ratios shown are from the prospectus dated December 29, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the funds’ expense ratios were: for the Russell 2000 Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares; for the Russell 2000 Value Index Fund, 0.08% for Institutional Shares (annualized since inception July 13) and 0.20% for ETF Shares; for the Russell 2000 Growth Index Fund, 0.08% for Institutional Shares and 0.20% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2011.

Peer groups: For the Russell 2000 Index Fund, Small-Cap Core Funds; for the Russell 2000 Value Index Fund, Small-Cap Value Funds; and for the Russell 2000 Growth Fund, Small-Cap Growth Funds.

4

Investment insight

Why are some stocks in both the growth and value indexes?

If you look closely at many value and growth indexes—and the funds that seek to track them—you’ll notice that they have some of the same holdings. Johnson & Johnson, for example, was among the holdings in both the Russell 1000 Growth Index and the Russell 1000 Value Index as
of August 31, 2012.

The overlap is a result of the method-ology used to create and update the indexes. Here’s how it works: The index provider ranks all the stocks in a broader “parent” index according to growth and value metrics. Some of the stocks will be classified as purely growth or purely value. But a portion will fall in between, with characteris-tics of each.

This type of stock will then be divided between the indexes. If it’s closer to the growth end of the spectrum, more of its market capitalization will be assigned to the growth index—and vice versa if it’s a value-oriented stock.

This method can reduce the number of stocks that drift entirely out of one index and into another. And that, in turn, can lead to lower transaction costs and greater tax efficiency for index funds.

As for weak spots, the energy sector hurt the performance of all three of the Russell 2000 Index Funds. Energy stocks suffered from a variety of factors, including a decline in crude oil prices, historically low natural gas prices, and continued uncertainties about global economic growth.

Since inception, all three funds have closely tracked their indexes

Since their inceptions on September 20, 2010, the Russell 2000 Index Funds have successfully captured the returns of their benchmark indexes despite persistent stock market volatility. Turbulent markets can create challenges for index fund advisors, who must manage purchases and sales in the face of fast-changing prices to minimize the gap between fund and index returns. All three funds have met these challenges.

This performance is a credit to Vanguard Equity Investment Group, the funds’ advisor, whose deep experience and sophisticated portfolio construction and management techniques have kept returns on track. The funds’ low expense ratios have helped as well.

The rise of index funds and the merits of active management

Today, index funds enjoy a degree of acceptance that was unimaginable in 1976, when Vanguard introduced the first index mutual fund for individual investors. Even when I began my career at Vanguard in 1986, index funds were still very much in a fledgling phase.

5

In the intervening decades, they have steadily gained acceptance, a trend that seems to have accelerated with the rise of index-tracking ETFs. In the past five years, according to research company Strategic Insight, stock fund investors have directed just about all of their net new investments into index funds, both the conventional variety and ETFs.

The benefits of index funds, such as the Russell 2000 Index Funds, are crystal clear: low costs, diversification across a market or a segment of a market, and limited deviation from the returns of market benchmark indexes. But what about actively managed funds? Although Vanguard is an indexing leader, we also offer actively managed funds that give investors the chance to outperform market indexes.

Make no mistake: Outperformance is hard to come by. Nevertheless, we believe we can enhance investors’ chances of success by searching the globe for best-in-class investment managers and offering their services to our clients at a low cost.

Whether your portfolio includes index funds, active funds, or a combination, we believe that adhering to a few basic tenets can help put you in a position to meet your long-term financial goals. So consider maintaining a balanced portfolio diversified with stocks, bonds, and cash; save more than you think you’ll need; keep an eye on costs; and last, but never least, have a plan and stick with it.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 20, 2012

A note on expense ratios
The Expense Ratios table in each shareholder report’s Chairman’s Letter displays fund expense ratios from the most recent prospectus. These figures include the funds’ actual operating expenses. For some funds, the figures also include “acquired fund fees and expenses,” which result from the funds’ holdings in business development companies (BDCs).

Although the Securities and Exchange Commission requires that BDC costs be included in a fund’s expense ratio, these fees are not incurred by the fund. They have no impact on a fund’s total return or on its tracking error relative to an index. A footnote to the Expense Ratios table reports the fund’s actual expenses for the fiscal year, a more relevant tally of the operating costs incurred by shareholders.

6

Your Fund’s Performance at a Glance
August 31, 2011, Through August 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Russell 2000 Index Fund
Institutional Shares	$110.21	$123.77	$1.072	$0.000
ETF Shares	57.66	64.74	0.538	0.000
Vanguard Russell 2000 Value Index Fund
Institutional Shares (Inception: 7/13/2012)	$120.40	$122.12	$0.000	$0.000
ETF Shares	55.14	61.97	0.720	0.000
Vanguard Russell 2000 Growth Index Fund
Institutional Shares	$114.21	$128.23	$0.455	$0.000
ETF Shares	60.02	67.37	0.185	0.000

7

Russell 2000 Index Fund

Fund Profile
As of August 31, 2012

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VRTIX	VTWO
Expense Ratio[1]	0.15%	0.22%
30-Day SEC Yield	1.36%	1.29%

Portfolio Characteristics
			DJ
		Russell	U.S. Total
		2000	Market
	Fund	Index	Index
Number of Stocks	1,989	1,983	3,678
Median Market Cap	$1.2B	$1.2B	$34.9B
Price/Earnings Ratio	23.6x	23.4x	16.3x
Price/Book Ratio	1.8x	1.8x	2.1x
Return on Equity	8.0%	8.0%	18.1%
Earnings Growth Rate	4.8%	4.8%	10.5%
Dividend Yield	1.5%	1.4%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	35%	—	—
Short-Term Reserves	-0.2%	—	—

Sector Diversification (% of equity exposure)
			DJ
		Russell	U.S. Total
		2000	Market
	Fund	Index	Index
Consumer Discretionary 13.9%		13.9%	12.1%
Consumer Staples	3.6	3.6	9.8
Energy	6.0	6.0	10.2
Financials	21.7	21.7	15.9
Health Care	13.3	13.2	11.7
Industrials	14.8	14.9	10.6
Information Technology 17.4		17.4	19.5
Materials	4.9	4.9	3.8
Telecommunication
Services	0.7	0.7	2.8
Utilities	3.7	3.7	3.6

Ten Largest Holdings (% of total net assets)

Pharmacyclics Inc.	Biotechnology	0.3%
Two Harbors Investment
Corp.	Mortgage REITs	0.3
athenahealth Inc.	Health Care
	Technology	0.3
HMS Holdings Corp.	Health Care
	Services	0.3
Cubist Pharmaceuticals
Inc.	Biotechnology	0.3
Dril-Quip Inc.	Oil & Gas
	Equipment &
	Services	0.2
United Natural Foods
Inc.	Food Distributors	0.2
Ocwen Financial Corp.	Thrifts & Mortgage
	Finance	0.2
Starwood Property Trust
Inc.	Mortgage REITs	0.2
Acuity Brands Inc.	Electrical
	Components &
	Equipment	0.2
Top Ten		2.5%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 29, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.08% for Institutional Shares and 0.15% for ETF Shares.

8

Russell 2000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012

			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/20/2010)	Investment
	Russell 2000 Index Fund ETF Shares
	Net Asset Value	13.30%	11.79%	$12,423
	Russell 2000 Index Fund ETF Shares
	Market Price	13.40	11.81	12,427
••••••••	Russell 2000 Index	13.40	11.88	12,442

– – – –	Small-Cap Core Funds Average	11.15	10.89	12,228
	Dow Jones U.S. Total Stock Market
	Index	16.74	13.20	12,729

Small-Cap Core Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(12/22/2010)	Investment
Russell 2000 Index Fund Institutional Shares	13.37%	2.98%	$5,254,509
Russell 2000 Index	13.40	2.99	5,255,539
Dow Jones U.S. Total Stock Market Index	16.74	7.84	5,681,096

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

Russell 2000 Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2012

		Since
	One	Inception
	Year	(9/20/2010)
Russell 2000 Index Fund ETF Shares Market
Price	13.40%	24.27%
Russell 2000 Index Fund ETF Shares Net
Asset Value	13.30	24.23
Russell 2000 Index	13.40	24.42

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2012

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	12/22/2010	-2.09%	2.04%
ETF Shares	9/20/2010
Market Price		-2.08	11.82
Net Asset Value		-2.15	11.79

10

Russell 2000 Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2012

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Wolverine World Wide Inc.	14,596	686	0.2%
* Cabela’s Inc.	13,990	672	0.2%
Six Flags Entertainment Corp.	11,899	657	0.2%
Consumer Discretionary—Other †		46,515	13.2%
		48,530	13.8%
Consumer Staples
* United Natural Foods Inc.	14,648	842	0.2%
* Hain Celestial Group Inc.	11,054	763	0.2%
Consumer Staples—Other †		11,092	3.2%
		12,697	3.6%
Energy
* Dril-Quip Inc.	12,054	844	0.3%
Energy XXI Bermuda Ltd.	23,655	778	0.2%
* Kodiak Oil & Gas Corp.	79,038	707	0.2%
* Oasis Petroleum Inc.	23,959	703	0.2%
* Rosetta Resources Inc.	15,865	681	0.2%
Energy—Other †		17,222	4.9%
		20,935	6.0%
Financials
Two Harbors Investment Corp.	83,780	971	0.3%
* Ocwen Financial Corp.	32,233	829	0.2%
Starwood Property Trust Inc.	34,904	822	0.2%
Omega Healthcare Investors Inc.	31,732	762	0.2%
Highwoods Properties Inc.	22,172	723	0.2%
CYS Investments Inc.	49,968	719	0.2%
Invesco Mortgage Capital Inc.	34,612	709	0.2%
LaSalle Hotel Properties	25,684	700	0.2%
Hancock Holding Co.	22,882	678	0.2%
ARMOUR Residential REIT Inc.	89,218	666	0.2%
Financials—Other †		68,962	19.7%
		76,541	21.8%

11

Russell 2000 Index Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Health Care
* Pharmacyclics Inc.	16,319	1,092	0.3%
* athenahealth Inc.	10,751	950	0.3%
* HMS Holdings Corp.	25,782	888	0.3%
* Cubist Pharmaceuticals Inc.	18,996	878	0.2%
* Seattle Genetics Inc.	28,506	757	0.2%
* Cepheid Inc.	19,678	743	0.2%
* WellCare Health Plans Inc.	12,923	733	0.2%
* Align Technology Inc.	21,547	731	0.2%
* Questcor Pharmaceuticals Inc.	16,123	700	0.2%
* Alkermes plc	36,718	674	0.2%
Health Care—Other †		38,288	10.9%
		46,434	13.2%
Industrials
Acuity Brands Inc.	12,699	815	0.3%
* Genesee & Wyoming Inc. Class A	12,151	772	0.2%
* Dollar Thrifty Automotive Group Inc.	8,410	733	0.2%
CLARCOR Inc.	15,069	725	0.2%
Woodward Inc.	20,739	724	0.2%
* Alaska Air Group Inc.	21,324	715	0.2%
* Teledyne Technologies Inc.	11,024	711	0.2%
Robbins & Myers Inc.	11,549	691	0.2%
* Hexcel Corp.	29,865	677	0.2%
Watsco Inc.	8,819	665	0.2%
Industrials—Other †		44,657	12.7%
		51,885	14.8%
Information Technology
* Cirrus Logic Inc.	19,339	806	0.2%
* Ultimate Software Group Inc.	7,987	792	0.2%
* Wright Express Corp.	11,656	767	0.2%
* Parametric Technology Corp.	35,863	762	0.2%
* CoStar Group Inc.	8,460	687	0.2%
* Aspen Technology Inc.	28,065	684	0.2%
* CommVault Systems Inc.	13,396	675	0.2%
* Aruba Networks Inc.	33,535	659	0.2%
Information Technology—Other †		55,004	15.7%
		60,836	17.3%

Materials †		17,017	4.9%

Telecommunication Services †		2,504	0.7%

Utilities
Cleco Corp.	18,271	748	0.2%
Piedmont Natural Gas Co. Inc.	21,500	671	0.2%
Utilities—Other †		11,383	3.3%
		12,802	3.7%
Total Common Stocks (Cost $340,602)		350,181	99.8%[1]

12

Russell 2000 Index Fund

			Market	Percentage
			Value	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[2,3] Vanguard Market Liquidity Fund	0.158%	1,009,000	1,009	0.3%

4U.S. Government and Agency Obligations †			100	0.0%
Total Temporary Cash Investments (Cost $1,110)			1,109	0.3%[1]
[5]Total Investments (Cost $341,712)			351,290	100.1%
Other Assets and Liabilities
Other Assets			6,718	1.9%
Liabilities[3]			(7,233)	(2.0%)
			(515)	(0.1%)
Net Assets			350,775	100.0%

At August 31, 2012, net assets consisted of:

Amount
($000)
Paid-in Capital	344,249
Undistributed Net Investment Income	2,245
Accumulated Net Realized Losses	(5,308)
Unrealized Appreciation (Depreciation)
Investment Securities	9,579
Futures Contracts	10
Net Assets	350,775

Institutional Shares—Net Assets
Applicable to 1,631,004 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	201,876
Net Asset Value Per Share—Institutional Shares	$123.77

ETF Shares—Net Assets
Applicable to 2,300,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	148,899
Net Asset Value Per Share—ETF Shares	$64.74

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $909,000 of collateral received for securities on loan.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
5 The total value of securities on loan is $824,000.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an intergal part of the Financial Statements.

13

Russell 2000 Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	3,053
Interest[1]	2
Security Lending	87
Total Income	3,142
Expenses
The Vanguard Group—Note B
Investment Advisory Services	13
Management and Administrative—Institutional Shares	6
Management and Administrative—ETF Shares	55
Marketing and Distribution—Institutional Shares	33
Marketing and Distribution—ETF Shares	15
Custodian Fees	68
Auditing Fees	15
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	3
Total Expenses	208
Net Investment Income	2,934
Realized Net Gain (Loss)
Investment Securities Sold	(1,412)
Futures Contracts	430
Realized Net Gain (Loss)	(982)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	18,930
Futures Contracts	(7)
Change in Unrealized Appreciation (Depreciation)	18,923
Net Increase (Decrease) in Net Assets Resulting from Operations	20,875
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Russell 2000 Index Fund

Statement of Changes in Net Assets

		Sept. 20,
	Year Ended	2010[1] to
	August 31,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,934	774
Realized Net Gain (Loss)	(982)	2,420
Change in Unrealized Appreciation (Depreciation)	18,923	(9,334)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,875	(6,140)
Distributions
Net Investment Income
Institutional Shares	(895)	(16)
ETF Shares	(484)	(68)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(1,379)	(84)
Capital Share Transactions
Institutional Shares	112,757	83,851
ETF Shares	111,403	29,492
Net Increase (Decrease) from Capital Share Transactions	224,160	113,343
Total Increase (Decrease)	243,656	107,119
Net Assets
Beginning of Period	107,119	—
End of Period[2]	350,775	107,119
1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $2,245,000 and $690,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Russell 2000 Index Fund

Financial Highlights

Institutional Shares
	Year	Dec. 22,
	Ended	2010[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$110.21	$119.33
Investment Operations
Net Investment Income	1.733[2]	.652
Net Realized and Unrealized Gain (Loss) on Investments	12.899	(9.340)
Total from Investment Operations	14.632	(8.688)
Distributions
Dividends from Net Investment Income	(1.072)	(.432)
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.072)	(.432)
Net Asset Value, End of Period	$123.77	$110.21

Total Return	13.37%	-7.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$202	$78
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	1.52%	1.21%[3]
Portfolio Turnover Rate[4]	35%	34%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Russell 2000 Index Fund

Financial Highlights

ETF Shares
	Year	Sept. 20,
	Ended	2010[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$57.66	$52.78
Investment Operations
Net Investment Income	.869[2]	.575
Net Realized and Unrealized Gain (Loss) on Investments	6.749	4.531
Total from Investment Operations	7.618	5.106
Distributions
Dividends from Net Investment Income	(.538)	(.226)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.538)	(.226)
Net Asset Value, End of Period	$64.74	$57.66

Total Return	13.30%	9.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$149	$29
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%[3]
Ratio of Net Investment Income to Average Net Assets	1.45%	1.14%[3]
Portfolio Turnover Rate[4]	35%	34%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Russell 2000 Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2012, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market

18

Russell 2000 Index Fund

Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $42,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	350,180	—	1
Temporary Cash Investments	1,009	100	—
Futures Contracts—Assets[1]	3	—	—
Total	351,192	100	1
1 Represents variation margin on the last day of the reporting period.

19

Russell 2000 Index Fund

D. At August 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement Value	Appreciation
Futures	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2012	9	730	10

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $3,328,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $2,266,000 of ordinary income available for distribution. At August 31, 2012, the fund had available capital losses totaling $5,249,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2012, the cost of investment securities for tax purposes was $341,763,000. Net unrealized appreciation of investment securities for tax purposes was $9,527,000, consisting of unrealized gains of $29,029,000 on securities that had risen in value since their purchase and $19,502,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2012, the fund purchased $313,991,000 of investment securities and sold $87,970,000 of investment securities, other than temporary cash investments. Purchases and sales include $129,831,000 and $17,489,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

20

Russell 2000 Index Fund

G. Capital share transactions for each class of shares were:

	Year Ended August 31,		Inception[1] to August 31,
	2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	149,881	1,222	90,835	767
Issued in Lieu of Cash Distributions	809	7	16	—
Redeemed	(37,933)	(308)	(7,000)	(57)
Net Increase (Decrease)—Institutional Shares	112,757	921	83,851	710
ETF Shares
Issued	129,895	2,100	59,242	1,000
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(18,492)	(300)	(29,750)	(500)
Net Increase (Decrease)—ETF Shares	111,403	1,800	29,492	500
1 Inception was September 20, 2010, for the ETF Shares and December 22, 2010, for the Institutional Shares.

H. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

21

Russell 2000 Value Index Fund

Fund Profile
As of August 31, 2012

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VRTVX	VTWV
Expense Ratio[1]	0.21%	0.33%
30-Day SEC Yield	2.03%	1.91%

Portfolio Characteristics
		Russell	DJ
		2000	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	1,413	1,412	3,678
Median Market Cap	$1.0B	$1.0B	$34.9B
Price/Earnings Ratio	19.6x	19.5x	16.3x
Price/Book Ratio	1.2x	1.2x	2.1x
Return on Equity	5.4%	5.4%	18.1%
Earnings Growth Rate	-0.2%	-0.2%	10.5%
Dividend Yield	2.2%	2.2%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	40%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		2000	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer Discretionary 11.4%		11.5%	12.1%
Consumer Staples	2.5	2.6	9.8
Energy	6.4	6.4	10.2
Financials	36.5	36.2	15.9
Health Care	4.9	4.9	11.7
Industrials	12.9	13.0	10.6
Information Technology 12.6		12.6	19.5
Materials	5.3	5.3	3.8
Telecommunication
Services	0.6	0.6	2.8
Utilities	6.9	6.9	3.6

Ten Largest Holdings (% of total net assets)
Two Harbors Investment
Corp.	Mortgage REITs	0.6%
Starwood Property Trust
Inc.	Mortgage REITs	0.5
Ocwen Financial Corp.	Thrifts & Mortgage
	Finance	0.4
Cleco Corp.	Electric Utilities	0.4
CYS Investments Inc.	Mortgage REITs	0.4
Invesco Mortgage
Capital Inc.	Mortgage REITs	0.4
LaSalle Hotel Properties	Specialized REITs	0.4
Hancock Holding Co.	Regional Banks	0.4
ARMOUR Residential
REIT Inc.	Mortgage REITs	0.4
Entertainment Properties
Trust	Specialized REITs	0.4
Top Ten		4.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 29, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.08% for Institutional Shares (annualized since inception July 13) and 0.20%
for ETF Shares.

22

Russell 2000 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012
			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/20/2010)	Investment
	Russell 2000 Value Index FundETF
	Shares Net Asset Value	13.81%	10.11%	$12,061
	Russell 2000 Value Index FundETF
	Shares Market Price	13.58	9.93	12,023
••••••••	Russell 2000 Value Index	14.08	10.29	12,101

– – – –	Small-Cap Value Funds Average	12.13	9.81	11,997
	Dow Jones U.S. Total Stock Market
	Index	16.74	13.20	12,729

Small-Cap Value Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

	Total Returns
	Period Ended August 31, 2012
	Since	Final Value
	Inception	of a $5,000,000
	(7/13/2012)	Investment
Russell 2000 Value Index Fund Institutional
Shares	1.43%	$5,071,429
Russell 2000 Value Index	1.44	5,071,850
Dow Jones U.S. Total Stock Market Index	3.63	5,181,733

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

23

Russell 2000 Value Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2012

		Since
	One	Inception
	Year	(9/20/2010)
Russell 2000 Value Index FundETF Shares
Market Price	13.58%	20.23%
Russell 2000 Value Index FundETF Shares
Net Asset Value	13.81	20.61
Russell 2000 Value Index	14.08	21.01

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2012

Average Annual Total Returns: Periods Ended June 30, 2012

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/20/2010
Market Price		-1.58%	9.85%
Net Asset Value		-1.57	9.89

24

Russell 2000 Value Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2012

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Rent-A-Center Inc.	2,470	87	0.3%
Dana Holding Corp.	5,529	76	0.3%
Consumer Discretionary—Other †		2,637	10.8%
		2,800	11.4%

Consumer Staples †		624	2.6%

Energy
* Helix Energy Solutions Group Inc.	4,396	77	0.3%
Bristow Group Inc.	1,494	70	0.3%
Energy—Other †		1,410	5.8%
		1,557	6.4%
Financials
Two Harbors Investment Corp.	11,607	135	0.6%
Starwood Property Trust Inc.	4,836	114	0.5%
* Ocwen Financial Corp.	4,199	108	0.4%
CYS Investments Inc.	6,925	100	0.4%
Invesco Mortgage Capital Inc.	4,797	98	0.4%
LaSalle Hotel Properties	3,559	97	0.4%
Hancock Holding Co.	3,171	94	0.4%
ARMOUR Residential REIT Inc.	12,329	92	0.4%
Entertainment Properties Trust	1,946	89	0.4%
Prosperity Bancshares Inc.	1,975	83	0.3%
Susquehanna Bancshares Inc.	7,815	82	0.3%
Alterra Capital Holdings Ltd.	3,566	82	0.3%
Colonial Properties Trust	3,657	80	0.3%
RLJ Lodging Trust	4,440	79	0.3%
Healthcare Realty Trust Inc.	3,251	79	0.3%
CNO Financial Group Inc.	8,842	79	0.3%
American Realty Capital Trust Inc.	6,610	78	0.3%
First American Financial Corp.	4,027	78	0.3%

25

Russell 2000 Value Index Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
DiamondRock Hospitality Co.	7,823	75	0.3%
FirstMerit Corp.	4,574	72	0.3%
Prospect Capital Corp.	6,181	71	0.3%
Apollo Investment Corp.	8,469	68	0.3%
CubeSmart	5,146	66	0.3%
UMB Financial Corp.	1,338	66	0.3%
DCT Industrial Trust Inc.	10,312	65	0.3%
Webster Financial Corp.	3,014	64	0.3%
Financials—Other †		6,732	27.5%
		8,926	36.5%
Health Care
* ViroPharma Inc.	2,890	77	0.3%
Health Care—Other †		1,114	4.6%
		1,191	4.9%
Industrials
EMCOR Group Inc.	2,778	77	0.3%
* Esterline Technologies Corp.	1,276	76	0.3%
Actuant Corp. Class A	2,449	69	0.3%
Geo Group Inc.	2,567	68	0.3%
Industrials—Other †		2,864	11.7%
		3,154	12.9%
Information Technology
Convergys Corp.	4,867	76	0.3%
Information Technology—Other †		2,999	12.3%
		3,075	12.6%
Materials
* Louisiana-Pacific Corp.	5,743	77	0.3%
Sensient Technologies Corp.	2,084	75	0.3%
Materials—Other †		1,153	4.7%
		1,305	5.3%

Telecommunication Services †		149	0.6%

Utilities
Cleco Corp.	2,532	104	0.4%
IDACORP Inc.	2,083	86	0.4%
Piedmont Natural Gas Co. Inc.	2,731	85	0.4%
Portland General Electric Co.	3,140	84	0.3%
WGL Holdings Inc.	2,149	84	0.3%
Southwest Gas Corp.	1,918	82	0.3%
* GenOn Energy Inc.	32,236	82	0.3%
New Jersey Resources Corp.	1,733	78	0.3%
UIL Holdings Corp.	2,108	74	0.3%
PNM Resources Inc.	3,325	68	0.3%
UNS Energy Corp.	1,681	67	0.3%
ALLETE Inc.	1,594	66	0.3%
Utilities—Other †		738	3.0%
		1,698	6.9%
Total Common Stocks (Cost $23,969)		24,479	100.1%

26

Russell 2000 Value Index Fund

			Market	Percentage
			Value	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investment
Money Market Fund
1 Vanguard Market Liquidity Fund
(Cost $15)	0.158%	15,000	15	0.1%
Total Investments (Cost $23,984)			24,494	100.2%
Other Assets and Liabilities
Other Assets			47	0.2%
Liabilities			(84)	(0.4%)
			(37)	(0.2%)
Net Assets			24,457	100.0%

At August 31, 2012, net assets consisted of:
				Amount
				($000)
Paid-in Capital				24,090
Undistributed Net Investment Income				166
Accumulated Net Realized Losses				(309)
Unrealized Appreciation (Depreciation)				510
Net Assets				24,457

Institutional Shares—Net Assets
Applicable to 48,046 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				5,867
Net Asset Value Per Share—Institutional Shares				$122.12

ETF Shares—Net Assets
Applicable to 300,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				18,590
Net Asset Value Per Share—ETF Shares				$61.97

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

27

Russell 2000 Value Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	279
Total Income	279
Expenses
The Vanguard Group—Note B
Management and Administrative—Institutional Shares	—
Management and Administrative—ETF Shares	3
Custodian Fees	5
Auditing Fees	15
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	1
Total Expenses	24
Net Investment Income	255
Realized Net Gain (Loss)
Investment Securities Sold	879
Futures Contracts	21
Realized Net Gain (Loss)	900
Change in Unrealized Appreciation (Depreciation)
Investment Securities	206
Futures Contracts	(1)
Change in Unrealized Appreciation (Depreciation)	205
Net Increase (Decrease) in Net Assets Resulting from Operations	1,360

See accompanying Notes, which are an integral part of the Financial Statements.

28

Russell 2000 Value Index Fund

Statement of Changes in Net Assets

		Sept. 20,
	Year Ended	2010[1] to
	August 31,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	255	107
Realized Net Gain (Loss)	900	345
Change in Unrealized Appreciation (Depreciation)	205	305
Net Increase (Decrease) in Net Assets Resulting from Operations	1,360	757
Distributions
Net Investment Income
Institutional Shares	—	—
ETF Shares	(144)	(42)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(144)	(42)
Capital Share Transactions
Institutional Shares	5,782	—
ETF Shares	918	15,826
Net Increase (Decrease) from Capital Share Transactions	6,700	15,826
Total Increase (Decrease)	7,916	16,541
Net Assets
Beginning of Period	16,541	—
End of Period[2]	24,457	16,541

1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $166,000 and $55,000.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Russell 2000 Value Index Fund

Financial Highlights

Institutional Shares
July 13, 2012[1] to
For a Share Outstanding Throughout the Period	August 31, 2012
Net Asset Value, Beginning of Period	$120.40
Investment Operations
Net Investment Income	.276[2]
Net Realized and Unrealized Gain (Loss) on Investments	1.444
Total from Investment Operations	1.720
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$122.12

Total Return	1.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6
Ratio of Total Expenses to Average Net Assets	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	2.14%[3]
Portfolio Turnover Rate[4]	40%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Russell 2000 Value Index Fund

Financial Highlights

ETF Shares
	Year	Sept. 20,
	Ended	2010[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$55.14	$52.39
Investment Operations
Net Investment Income	1.126[2]	.921[2]
Net Realized and Unrealized Gain (Loss) on Investments	6.424	2.249
Total from Investment Operations	7.550	3.170
Distributions
Dividends from Net Investment Income	(.720)	(.420)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.720)	(.420)
Net Asset Value, End of Period	$61.97	$55.14

Total Return	13.81%	5.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19	$17
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%[3]
Ratio of Net Investment Income to Average Net Assets	2.02%	1.79%[3]
Portfolio Turnover Rate[4]	40%	101%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Russell 2000 Value Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Institutional Shares were first issued on July 13, 2012. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

The fund had no open futures contracts at August 31, 2012. During the year ended August 31, 2012, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

32

Russell 2000 Value Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $3,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $883,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $166,000 of ordinary income available for distribution. At August 31, 2012, the fund had available capital losses totaling $309,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2012, the cost of investment securities for tax purposes was $23,984,000. Net unrealized appreciation of investment securities for tax purposes was $510,000, consisting of unrealized gains of $1,283,000 on securities that had risen in value since their purchase and $773,000 in unrealized losses on securities that had fallen in value since their purchase.

33

Russell 2000 Value Index Fund

E. During the year ended August 31, 2012, the fund purchased $21,352,000 of investment securities and sold $14,395,000 of investment securities, other than temporary cash investments. Purchases and sales include $12,157,000 and $9,054,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares[1]
Issued	5,782	48	—	—
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	—	—
Net Increase (Decrease)—Institutional Shares	5,782	48	—	—
ETF Shares[1]
Issued	12,178	200	21,329	400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(11,260)	(200)	(5,503)	(100)
Net Increase (Decrease)—ETF Shares	918	—	15,826	300

1 Inception was September 20, 2010, for ETF Shares, and July 13, 2012, for Institutional Shares.

G. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

34

Russell 2000 Growth Index Fund

Fund Profile
As of August 31, 2012

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VRTGX	VTWG
Expense Ratio[1]	0.08%	0.20%
30-Day SEC Yield	0.64%	0.52%

Portfolio Characteristics
		Russell	DJ
		2000	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	1,124	1,117	3,678
Median Market Cap	$1.3B	$1.3B	$34.9B
Price/Earnings Ratio	29.4x	29.3x	16.3x
Price/Book Ratio	3.3x	3.3x	2.1x
Return on Equity	11.1%	11.1%	18.1%
Earnings Growth Rate	9.6%	9.7%	10.5%
Dividend Yield	0.7%	0.7%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	51%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		2000	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer Discretionary 16.3%		16.4%	12.1%
Consumer Staples	4.7	4.7	9.8
Energy	5.6	5.6	10.2
Financials	7.0	7.0	15.9
Health Care	21.8	21.7	11.7
Industrials	16.8	16.8	10.6
Information Technology 22.3		22.3	19.5
Materials	4.4	4.4	3.8
Telecommunication
Services	0.8	0.8	2.8
Utilities	0.3	0.3	3.6

Ten Largest Holdings (% of total net assets)
Pharmacyclics Inc.	Biotechnology	0.6%
athenahealth Inc.	Health Care
	Technology	0.5
HMS Holdings Corp.	Health Care
	Services	0.5
Cubist Pharmaceuticals
Inc.	Biotechnology	0.5
Dril-Quip Inc.	Oil & Gas
	Equipment &
	Services	0.5
United Natural Foods
Inc.	Food Distributors	0.5
Acuity Brands Inc.	Electrical
	Components &
	Equipment	0.5
Cirrus Logic Inc.	Semiconductors	0.5
Ultimate Software Group	Application
Inc.	Software	0.5
Genesee & Wyoming
Inc. Class A	Railroads	0.4
Top Ten		5.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 29, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.08% for Institutional Shares and 0.20% for ETF Shares.

35

Russell 2000 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012
			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/20/2010)	Investment
	Russell 2000 Growth Index FundETF
	Shares Net Asset Value	12.58%	13.26%	$12,743
	Russell 2000 Growth Index FundETF
	Shares Market Price	12.73	13.28	12,746
••••••••	Russell 2000 Growth Index	12.72	13.41	12,775

– – – –	Small-Cap Growth Funds Average	11.62	12.57	12,591
	Dow Jones U.S. Total Stock Market
	Index	16.74	13.20	12,729

Small-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(5/25/2011)	Investment
Russell 2000 Growth Index Fund Institutional
Shares	12.72%	0.12%	$5,007,479
Russell 2000 Growth Index	12.72	0.16	5,009,968
Dow Jones U.S. Total Stock Market Index	16.74	5.96	5,381,195

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Russell 2000 Growth Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2012

		Since
	One	Inception
	Year	(9/20/2010)
Russell 2000 Growth Index FundETF Shares
Market Price	12.73%	27.46%
Russell 2000 Growth Index FundETF Shares
Net Asset Value	12.58	27.43
Russell 2000 Growth Index	12.72	27.75

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2012

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	5/25/2011	-2.75%	-1.47%
ETF Shares	9/20/2010
Market Price		-2.91	13.44
Net Asset Value		-2.87	13.49

37

Russell 2000 Growth Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2012

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Consumer Stocks
Consumer Discretionary
Wolverine World Wide Inc.	8,997	423	0.4%
Six Flags Entertainment Corp.	7,333	405	0.4%
Brunswick Corp.	16,510	391	0.4%
Domino’s Pizza Inc.	10,703	379	0.3%
* Cabela’s Inc.	7,820	375	0.3%
* Life Time Fitness Inc.	7,336	348	0.3%
Consumer Discretionary—Other †		15,147	14.2%
		17,468	16.3%
Consumer Staples
* United Natural Foods Inc.	9,031	519	0.5%
* Hain Celestial Group Inc.	6,814	470	0.4%
Casey’s General Stores Inc.	7,039	398	0.4%
Consumer Staples—Other †		3,662	3.4%
		5,049	4.7%
Energy
* Dril-Quip Inc.	7,431	520	0.5%
* Kodiak Oil & Gas Corp.	48,724	436	0.4%
* Oasis Petroleum Inc.	14,769	433	0.4%
* Rosetta Resources Inc.	9,779	420	0.4%
Berry Petroleum Co. Class A	9,677	356	0.3%
Energy XXI Bermuda Ltd.	10,612	349	0.3%
Energy—Other †		3,466	3.3%
		5,980	5.6%
Financials
Omega Healthcare Investors Inc.	19,563	470	0.5%
Highwoods Properties Inc.	11,095	362	0.3%
Financials—Other †		6,623	6.2%
		7,455	7.0%

38

Russell 2000 Growth Index Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Health Care
* Pharmacyclics Inc.	10,061	673	0.6%
* athenahealth Inc.	6,628	586	0.6%
* HMS Holdings Corp.	15,896	548	0.5%
* Cubist Pharmaceuticals Inc.	11,712	541	0.5%
* Seattle Genetics Inc.	17,574	466	0.4%
* Cepheid Inc.	12,131	458	0.4%
* Align Technology Inc.	13,283	451	0.4%
* Questcor Pharmaceuticals Inc.	9,939	432	0.4%
* Alkermes plc	22,635	415	0.4%
* Vivus Inc.	18,431	395	0.4%
* Centene Corp.	9,513	386	0.4%
* Jazz Pharmaceuticals plc	7,675	349	0.3%
Health Care—Other †		17,617	16.5%
		23,317	21.8%
Industrials
Acuity Brands Inc.	7,829	502	0.5%
* Genesee & Wyoming Inc. Class A	7,491	476	0.4%
CLARCOR Inc.	9,289	447	0.4%
Woodward Inc.	12,784	447	0.4%
* Alaska Air Group Inc.	12,448	418	0.4%
* Hexcel Corp.	18,409	417	0.4%
Watsco Inc.	5,435	410	0.4%
* Middleby Corp.	3,460	398	0.4%
* Old Dominion Freight Line Inc.	8,781	393	0.4%
* Chart Industries Inc.	5,526	386	0.4%
Industrials—Other †		13,648	12.7%
		17,942	16.8%
Information Technology
* Cirrus Logic Inc.	11,922	497	0.5%
* Ultimate Software Group Inc.	4,923	488	0.5%
* Wright Express Corp.	7,185	473	0.4%
* Parametric Technology Corp.	22,110	470	0.4%
* CoStar Group Inc.	5,216	424	0.4%
* CommVault Systems Inc.	8,257	416	0.4%
* Aruba Networks Inc.	20,671	406	0.4%
* Aspen Technology Inc.	16,330	398	0.4%
* 3D Systems Corp.	8,651	378	0.4%
FEI Co.	6,584	354	0.3%
Information Technology—Other †		19,519	18.2%
		23,823	22.3%
Materials
Eagle Materials Inc.	8,369	357	0.3%
Materials—Other †		4,340	4.1%
		4,697	4.4%

Telecommunication Services †		882	0.8%

Utilities †		345	0.3%
Total Common Stocks (Cost $102,297)		106,958	100.0%

39

Russell 2000 Growth Index Fund

			Market	Percentage
			Value	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investment
Money Market Fund
1 Vanguard Market Liquidity
Fund (Cost $1)	0.158%	1,259	1	0.0%
Total Investments (Cost $102,298)			106,959	100.0%
Other Assets and Liabilities
Other Assets			241	0.2%
Liabilities			(225)	(0.2%)
			16	0.0%
Net Assets			106,975	100.0%

At August 31, 2012, net assets consisted of:
				Amount
				($000)
Paid-in Capital				105,631
Undistributed Net Investment Income				274
Accumulated Net Realized Losses				(3,591)
Unrealized Appreciation (Depreciation)				4,661
Net Assets				106,975

Institutional Shares—Net Assets
Applicable to 676,642 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				86,764
Net Asset Value Per Share—Institutional Shares				$128.23

ETF Shares—Net Assets
Applicable to 300,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				20,211
Net Asset Value Per Share—ETF Shares				$67.37

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

40

Russell 2000 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	437
Interest[1]	1
Total Income	438
Expenses
The Vanguard Group—Note B
Management and Administrative—Institutional Shares	4
Management and Administrative—ETF Shares	20
Custodian Fees	21
Auditing Fees	15
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	2
Total Expenses	62
Net Investment Income	376
Realized Net Gain (Loss) on Investment Securities Sold	(680)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	7,370
Net Increase (Decrease) in Net Assets Resulting from Operations	7,066
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Russell 2000 Growth Index Fund

Statement of Changes in Net Assets

		Sept. 20,
	Year Ended	2010[1] to
	August 31,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	376	86
Realized Net Gain (Loss)	(680)	112
Change in Unrealized Appreciation (Depreciation)	7,370	(2,709)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,066	(2,511)
Distributions
Net Investment Income
Institutional Shares	(126)	—
ETF Shares	(37)	(17)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(163)	(17)
Capital Share Transactions
Institutional Shares	59,621	23,736
ETF Shares	6,536	12,707
Net Increase (Decrease) from Capital Share Transactions	66,157	36,443
Total Increase (Decrease)	73,060	33,915
Net Assets
Beginning of Period	33,915	—
End of Period[2]	106,975	33,915

1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $274,000 and $61,000.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Russell 2000 Growth Index Fund

Financial Highlights

Institutional Shares
	Year	May 25,
	Ended	2011[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$114.21	$128.54
Investment Operations
Net Investment Income	.859[2]	.228
Net Realized and Unrealized Gain (Loss) on Investments	13.616	(14.558)
Total from Investment Operations	14.475	(14.330)
Distributions
Dividends from Net Investment Income	(.455)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.455)	—
Net Asset Value, End of Period	$128.23	$114.21

Total Return	12.72%	-11.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$87	$22
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	0.75%	0.57%[3]
Portfolio Turnover Rate[4]	51%	78%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Russell 2000 Growth Index Fund

Financial Highlights

ETF Shares
	Year	Sept. 20,
	Ended	2010[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$60.02	$53.17
Investment Operations
Net Investment Income	.402[2]	.258
Net Realized and Unrealized Gain (Loss) on Investments	7.133	6.762
Total from Investment Operations	7.535	7.020
Distributions
Dividends from Net Investment Income	(.185)	(.170)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.185)	(.170)
Net Asset Value, End of Period	$67.37	$60.02

Total Return	12.58%	13.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20	$12
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%[3]
Ratio of Net Investment Income to Average Net Assets	0.63%	0.45%[3]
Portfolio Turnover Rate[4]	51%	78%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Russell 2000 Growth Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $10,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

45

Russell 2000 Growth Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $1,589,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $274,000 of ordinary income available for distribution. At August 31, 2012, the fund had available capital losses totaling $3,577,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2012, the cost of investment securities for tax purposes was $102,311,000. Net unrealized appreciation of investment securities for tax purposes was $4,648,000, consisting of unrealized gains of $8,544,000 on securities that had risen in value since their purchase and $3,896,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2012, the fund purchased $100,922,000 of investment securities and sold $34,606,000 of investment securities, other than temporary cash investments. Purchases and sales include $12,912,000 and $6,102,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

46

Russell 2000 Growth Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended		Inception[1] to
	August 31, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	70,367	569	23,736	192
Issued in Lieu of Cash Distributions	126	1	—	—
Redeemed	(10,872)	(85)	—	—
Net Increase (Decrease) —Institutional Shares	59,621	485	23,736	192
ETF Shares
Issued	12,959	200	24,726	400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(6,423)	(100)	(12,019)	(200)
Net Increase (Decrease)—ETF Shares	6,536	100	12,707	200

1 Inception was September 20, 2010, for the ETF Shares and May 25, 2011, for the Institutional Shares.

At August 31, 2012, two shareholders were each a record or beneficial owner of 28% or more of the fund’s net assets, with a combined ownership of 62%. If one of these shareholders were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

47

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund:

In our opinion, the accompanying statements of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds”) at August 31, 2012, and the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 16, 2012

48

Special 2012 tax information (unaudited) for Vanguard Russell 2000 Index Funds

This information for the fiscal year ended August 31, 2012, is included pursuant to provisions of the
Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
Fund	($000)
Russell 2000 Index Fund	854
Russell 2000 Value Index Fund	81
Russell 2000 Growth Index Fund	163

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Russell 2000 Index Fund	65.5%
Russell 2000 Value Index Fund	64.5
Russell 2000 Growth Index Fund	90.5

49

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Russell 2000 Index Funds
Periods Ended August 31, 2012
		Since
	One	Inception
	Year	(9/20/2010)
Russell 2000 Index Fund ETF Shares
Returns Before Taxes	13.30%	11.79%
Returns After Taxes on Distributions	13.07	11.63
Returns After Taxes on Distributions and Sale of Fund Shares	8.75	10.03

		Since
	One	Inception
	Year	(9/20/2010)
Russell 2000 Value Index Fund ETF Shares
Returns Before Taxes	13.81%	10.11%
Returns After Taxes on Distributions	13.47	9.85
Returns After Taxes on Distributions and Sale of Fund Shares	9.11	8.54

		Since
	One	Inception
	Year	(9/20/2010)
Russell 2000 Growth Index Fund ETF Shares
Returns Before Taxes	12.58%	13.26%
Returns After Taxes on Distributions	12.53	13.21
Returns After Taxes on Distributions and Sale of Fund Shares	8.24	11.36

50

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

51

Six Months Ended August 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/29/2012	8/31/2012	Period
Based on Actual Fund Return
Russell 2000 Index Fund
Institutional Shares	$1,000.00	$1,009.21	$0.41
ETF Shares	1,000.00	1,008.88	0.76
Russell 2000 Value Index Fund
ETF Shares	$1,000.00	$1,019.08	$1.02
Russell 2000 Growth Index Fund
Institutional Shares	$1,000.00	$998.05	$0.40
ETF Shares	1,000.00	997.48	1.01
Based on Hypothetical 5% Yearly Return
Russell 2000 Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.45	0.77
Russell 2000 Value Index Fund
ETF Shares	$1,000.00	$1,024.20	$1.02
Russell 2000 Growth Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.20	1.02

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Russell 2000 Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares; for the Russell 2000 Value Index
Fund, 0.20% for ETF Shares; and for the Russell 2000 Growth Index Fund, 0.08% for Institutional Shares and 0.20% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.
The table does not include data for share classes with less than six months of history.

52

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Russell 2000 Index Fund, Russell 2000 Value Index Fund, and Russell 2000 Growth Index Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Equity Investment Group—serves as investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interest of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board considered the funds’ performance since their inception, including any periods of outperformance or underperformance of their target indexes and peer groups. The board concluded that the funds have performed in line with expectations and that their results have been consistent with their investment strategies. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its respective peer group and that the funds’ advisory fee rates were also well below their peer group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

53

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

54

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

55

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Director of SKF AB
(diversified manufacturing and services), Hewlett-	(industrial machinery), Hillenbrand, Inc. (specialized
Packard Co. (electronic computer manufacturing),	consumer services), the Lumina Foundation for

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The Russell Indexes and Russell® are registered
Direct Investor Account Services > 800-662-2739	trademarks of Russell Investments and have been
licensed for use by The Vanguard Group, Inc. The
Institutional Investor Services > 800-523-1036	products are not sponsored, endorsed, sold, or
Text Telephone for People	promoted by Russell Investments and Russell
With Hearing Impairment > 800-749-7273	Investments makes no representation regarding the
advisability of investing in the products.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18510 102012

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)

Common Stocks (99.8%)[1]
Consumer Discretionary (13.8%)
Wolverine World Wide Inc.	14,596	686
* Cabela's Inc.	13,990	672
Six Flags Entertainment Corp.	11,899	657
Sotheby's	20,317	635
Brunswick Corp.	26,787	635
* Warnaco Group Inc.	12,309	633
Rent-A-Center Inc.	17,819	629
Domino's Pizza Inc.	17,367	615
* Life Time Fitness Inc.	12,812	608
Dana Holding Corp.	44,292	605
Pool Corp.	14,244	561
Vail Resorts Inc.	10,801	557
* Tenneco Inc.	18,205	553
Pier 1 Imports Inc.	29,134	538
Cheesecake Factory Inc.	16,199	538
* ANN Inc.	14,632	521
* Genesco Inc.	7,341	519
HSN Inc.	11,374	512
* Steven Madden Ltd.	11,778	506
* Select Comfort Corp.	17,008	486
Men's Wearhouse Inc.	15,270	483
* Coinstar Inc.	9,388	480
* Vitamin Shoppe Inc.	8,830	473
* Crocs Inc.	26,969	472
* Hibbett Sports Inc.	7,918	460
* Fifth & Pacific Cos. Inc.	32,608	432
* Buffalo Wild Wings Inc.	5,569	428
* Express Inc.	26,827	419
* Children's Place Retail Stores Inc.	7,279	414
* Jos A Bank Clothiers Inc.	8,349	402
MDC Holdings Inc.	11,469	398
* Iconix Brand Group Inc.	21,258	398
* Collective Brands Inc.	18,263	395
* Saks Inc.	32,952	387
* Lumber Liquidators Holdings Inc.	8,258	385
Buckle Inc.	8,322	379
Group 1 Automotive Inc.	6,876	378
* Lions Gate Entertainment Corp.	25,438	376
* New York Times Co. Class A	40,849	375
Cooper Tire & Rubber Co.	18,689	374
* Francesca's Holdings Corp.	10,433	369
Cracker Barrel Old Country Store Inc.	5,771	363
Ryland Group Inc.	13,379	359
* Live Nation Entertainment Inc.	41,994	358
Meredith Corp.	10,864	354
Finish Line Inc. Class A	15,242	350
* Gaylord Entertainment Co.	8,567	347
* Jack in the Box Inc.	13,262	346
Bob Evans Farms Inc.	8,740	344
* Meritage Homes Corp.	9,175	342
* Aeropostale Inc.	24,370	339
Penske Automotive Group Inc.	12,732	339
Texas Roadhouse Inc. Class A	18,716	321
* Shutterfly Inc.	10,726	319
Monro Muffler Brake Inc.	9,267	314
Jones Group Inc.	24,627	312
Regis Corp.	17,264	311
* BJ's Restaurants Inc.	7,357	302
Hillenbrand Inc.	16,538	300
* Valassis Communications Inc.	11,928	299
* Helen of Troy Ltd.	9,508	299

1

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Peet's Coffee & Tea Inc.	3,975	292
Arbitron Inc.	7,934	279
* Papa John's International Inc.	5,380	277
* WMS Industries Inc.	16,520	263
* Marriott Vacations Worldwide Corp.	7,976	256
KB Home	23,135	255
* Orient-Express Hotels Ltd. Class A	29,039	255
Matthews International Corp. Class A	8,458	253
* Grand Canyon Education Inc.	11,983	253
* Shuffle Master Inc.	16,481	250
Sturm Ruger & Co. Inc.	5,743	249
* Skechers U.S.A. Inc. Class A	11,351	246
National CineMedia Inc.	16,816	244
* DineEquity Inc.	4,587	243
Cato Corp. Class A	8,222	241
Scholastic Corp.	7,778	238
* Standard Pacific Corp.	34,684	232
* Asbury Automotive Group Inc.	8,349	231
Strayer Education Inc.	3,559	231
Oxford Industries Inc.	4,202	229
Churchill Downs Inc.	3,904	223
* American Axle & Manufacturing Holdings Inc.	19,999	223
International Speedway Corp. Class A	8,310	221
* Ascent Capital Group Inc. Class A	4,261	220
* Dorman Products Inc.	7,345	217
Sonic Automotive Inc. Class A	12,082	216
Interval Leisure Group Inc.	11,630	215
* Steiner Leisure Ltd.	4,582	214
* La-Z-Boy Inc.	15,514	214
* Pinnacle Entertainment Inc.	18,755	208
* iRobot Corp.	8,238	208
Belo Corp. Class A	28,055	205
Stage Stores Inc.	9,195	197
Brown Shoe Co. Inc.	12,849	193
Columbia Sportswear Co.	3,677	192
* Zumiez Inc.	6,568	192
Lithia Motors Inc. Class A	6,500	190
Movado Group Inc.	5,278	186
* American Public Education Inc.	5,407	182
True Religion Apparel Inc.	7,735	179
* AFC Enterprises Inc.	7,304	175
Sinclair Broadcast Group Inc. Class A	15,122	175
* Sonic Corp.	18,181	170
* K12 Inc.	8,002	168
* Drew Industries Inc.	5,772	167
Ameristar Casinos Inc.	9,888	167
Stewart Enterprises Inc. Class A	22,413	165
* Arctic Cat Inc.	3,793	164
* LeapFrog Enterprises Inc.	15,132	164
CEC Entertainment Inc.	5,487	163
Ethan Allen Interiors Inc.	7,263	160
* G-III Apparel Group Ltd.	4,978	158
* Maidenform Brands Inc.	7,059	157
* Smith & Wesson Holding Corp.	19,460	156
Core-Mark Holding Co. Inc.	3,428	156
American Greetings Corp. Class A	10,527	151
OfficeMax Inc.	25,965	151
Fred's Inc. Class A	11,046	147
Pep Boys-Manny Moe & Jack	15,851	143
* Denny's Corp.	28,838	141
* Blue Nile Inc.	3,724	139
* Red Robin Gourmet Burgers Inc.	4,405	137
* Tumi Holdings Inc.	6,473	136
Blyth Inc.	3,114	132

2

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

			Market
			Value
		Shares	($000)
*	Krispy Kreme Doughnuts Inc.	17,831	132
*	rue21 inc	4,643	131
*	Office Depot Inc.	85,124	130
*	Ruby Tuesday Inc.	19,132	129
*	Multimedia Games Holding Co. Inc.	8,213	129
*	Vera Bradley Inc.	6,042	128
*	Biglari Holdings Inc.	364	128
*	Capella Education Co.	4,046	126
*	Scientific Games Corp. Class A	17,038	125
*	Quiksilver Inc.	39,174	123
	Hot Topic Inc.	12,664	120
	Superior Industries International Inc.	6,901	118
	Callaway Golf Co.	19,547	112
	JAKKS Pacific Inc.	6,604	110
*	America's Car-Mart Inc.	2,407	110
*	M/I Homes Inc.	5,664	109
*	Beazer Homes USA Inc.	37,040	109
*	Conn's Inc.	4,693	109
*	Mattress Firm Holding Corp.	3,313	107
*	Amerigon Inc.	8,895	106
	Standard Motor Products Inc.	5,974	105
*	Barnes & Noble Inc.	8,537	102
*	Winnebago Industries Inc.	8,808	101
*	Boyd Gaming Corp.	16,755	101
*	Modine Manufacturing Co.	14,081	99
*	Fisher Communications Inc.	2,674	95
*	Cavco Industries Inc.	2,080	95
*	Bravo Brio Restaurant Group Inc.	5,890	95
	Shoe Carnival Inc.	4,308	95
	Harte-Hanks Inc.	13,435	94
*	EW Scripps Co. Class A	9,010	93
*	Digital Generation Inc.	8,321	93
*	Town Sports International Holdings Inc.	7,000	91
*	Libbey Inc.	6,196	91
	Nutrisystem Inc.	8,585	88
*	Hovnanian Enterprises Inc. Class A	30,194	88
*	Caribou Coffee Co. Inc.	6,387	82
*,^	Caesars Entertainment Corp.	11,149	80
*	Wet Seal Inc. Class A	27,376	79
*	Fiesta Restaurant Group Inc.	4,900	79
	MDC Partners Inc. Class A	7,753	78
*	Fuel Systems Solutions Inc.	4,452	78
	Universal Technical Institute Inc.	6,500	78
	Marcus Corp.	5,947	77
	Haverty Furniture Cos. Inc.	5,663	74
*,^	Skullcandy Inc.	4,777	73
*	Stein Mart Inc.	8,099	73
	Destination Maternity Corp.	3,947	72
*	Perry Ellis International Inc.	3,501	72
	World Wrestling Entertainment Inc. Class A	8,040	71
^	RadioShack Corp.	29,352	71
*	Exide Technologies	23,110	71
*	Tuesday Morning Corp.	12,404	69
*	Journal Communications Inc. Class A	12,682	68
*	Universal Electronics Inc.	4,432	68
*	Ruth's Hospitality Group Inc.	10,435	64
	PetMed Express Inc.	6,084	63
*	Central European Media Enterprises Ltd. Class A	10,977	61
*	Black Diamond Inc.	6,275	61
*	Carmike Cinemas Inc.	5,229	60
	bebe stores inc	11,006	60
	CSS Industries Inc.	2,929	58
*	Zagg Inc.	7,602	57
	Speedway Motorsports Inc.	3,518	54

3

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Stoneridge Inc.	8,270	52
* Citi Trends Inc.	4,489	52
* Casual Male Retail Group Inc.	12,536	52
* Cumulus Media Inc. Class A	18,536	51
* Federal-Mogul Corp.	5,460	51
* Steinway Musical Instruments Inc.	2,039	51
* Bridgepoint Education Inc.	5,138	51
* Jamba Inc.	20,235	50
Spartan Motors Inc.	10,001	50
* Tilly's Inc. Class A	2,713	50
* Career Education Corp.	15,494	49
* Rentrak Corp.	2,762	48
* Unifi Inc.	4,237	47
* Corinthian Colleges Inc.	23,108	47
* West Marine Inc.	4,483	47
Mac-Gray Corp.	3,514	46
* Entercom Communications Corp. Class A	7,222	46
Weyco Group Inc.	1,967	45
* MarineMax Inc.	6,148	44
* Gordmans Stores Inc.	2,497	44
Carriage Services Inc. Class A	4,745	43
* Saga Communications Inc. Class A	1,045	43
Big 5 Sporting Goods Corp.	4,973	42
* Body Central Corp.	4,775	42
* Vitacost.com Inc.	6,613	42
Bassett Furniture Industries Inc.	3,383	41
* Kirkland's Inc.	4,209	41
* VOXX International Corp. Class A	5,439	41
* Isle of Capri Casinos Inc.	6,254	39
* Systemax Inc.	3,326	39
Bon-Ton Stores Inc.	3,680	39
* ReachLocal Inc.	3,048	38
RG Barry Corp.	2,639	38
* LIN TV Corp. Class A	9,240	37
* Kenneth Cole Productions Inc. Class A	2,441	37
Hooker Furniture Corp.	3,245	37
* Luby's Inc.	6,004	36
* Johnson Outdoors Inc. Class A	1,716	35
* Morgans Hotel Group Co.	6,721	35
* hhgregg Inc.	4,798	34
Cherokee Inc.	2,551	34
* Global Sources Ltd.	5,699	33
Winmark Corp.	669	33
Lifetime Brands Inc.	2,959	32
Frisch's Restaurants Inc.	965	32
Einstein Noah Restaurant Group Inc.	1,814	31
* Reading International Inc. Class A	4,830	31
Outdoor Channel Holdings Inc.	4,310	30
* New York & Co. Inc.	8,035	30
* Teavana Holdings Inc.	2,699	30
* Overstock.com Inc.	3,374	30
* Nexstar Broadcasting Group Inc. Class A	3,355	29
* Red Lion Hotels Corp.	3,975	29
* Delta Apparel Inc.	2,037	29
* Ignite Restaurant Group Inc.	1,921	29
Lincoln Educational Services Corp.	6,606	28
* 1-800-Flowers.com Inc. Class A	7,565	27
Culp Inc.	2,541	27
* McClatchy Co. Class A	16,732	26
Flexsteel Industries Inc.	1,300	26
* Carrols Restaurant Group Inc.	4,476	25
* Daily Journal Corp.	280	25
* Nathan's Famous Inc.	782	25
Martha Stewart Living Omnimedia Class A	8,337	25

4

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

			Market
			Value
		Shares	($000)
*	Sealy Corp.	15,225	24
*	MTR Gaming Group Inc.	6,612	24
*	Bluegreen Corp.	4,200	24
*	Geeknet Inc.	1,316	24
	Collectors Universe	1,581	23
*,^	Education Management Corp.	7,700	23
*	K-Swiss Inc. Class A	8,022	23
*	Monarch Casino & Resort Inc.	2,621	20
*	Orbitz Worldwide Inc.	6,552	19
	Marine Products Corp.	3,137	18
*	Crown Media Holdings Inc. Class A	10,458	18
*	Premier Exhibitions Inc.	7,805	18
	Shiloh Industries Inc.	1,726	17
	Entravision Communications Corp. Class A	15,292	17
	Salem Communications Corp. Class A	3,127	16
*	Tower International Inc.	1,792	14
*	CafePress Inc.	1,452	13
*	US Auto Parts Network Inc.	4,559	13
*	Perfumania Holdings Inc.	1,603	13
	National American University Holdings Inc.	3,166	13
*	Orchard Supply Hardware Stores Corp. Class A	513	7
*,^	Digital Domain Media Group Inc.	2,869	6
*	Beasley Broadcasting Group Inc. Class A	1,181	5
	Value Line Inc.	377	4
*	Dial Global Inc.	1,164	3
			48,530
Consumer Staples (3.6%)
*	United Natural Foods Inc.	14,648	842
*	Hain Celestial Group Inc.	11,054	763
	Casey's General Stores Inc.	11,421	646
*	Darling International Inc.	35,274	586
*	TreeHouse Foods Inc.	10,783	560
	Harris Teeter Supermarkets Inc.	13,159	514
	B&G Foods Inc. Class A	14,507	425
	Lancaster Colony Corp.	5,540	401
	PriceSmart Inc.	5,453	399
*	Elizabeth Arden Inc.	7,558	352
	Universal Corp.	6,976	331
	Snyders-Lance Inc.	13,236	310
	Sanderson Farms Inc.	6,889	303
	Fresh Del Monte Produce Inc.	11,431	282
	Vector Group Ltd.	15,869	270
	Spectrum Brands Holdings Inc.	6,887	254
	J&J Snack Foods Corp.	4,441	254
*	Post Holdings Inc.	8,285	247
*	Prestige Brands Holdings Inc.	15,083	242
*	Boston Beer Co. Inc. Class A	2,336	241
*	Rite Aid Corp.	197,922	236
	WD-40 Co.	4,776	233
	Andersons Inc.	5,579	224
*	Smart Balance Inc.	17,678	205
	Tootsie Roll Industries Inc.	7,101	180
	Cal-Maine Foods Inc.	4,333	174
*	Star Scientific Inc.	43,701	164
	SUPERVALU Inc.	63,660	152
	Weis Markets Inc.	3,300	139
*	Dole Food Co. Inc.	10,751	138
*	Central Garden and Pet Co. Class A	11,575	137
	Diamond Foods Inc.	6,633	130
*	Medifast Inc.	4,166	116
*	Susser Holdings Corp.	3,362	114
*	Harbinger Group Inc.	12,397	104
	Spartan Stores Inc.	6,527	100
*	Pantry Inc.	7,041	99

5

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Pilgrim's Pride Corp.	18,191	97
Coca-Cola Bottling Co. Consolidated	1,406	96
Calavo Growers Inc.	3,587	95
Village Super Market Inc. Class A	2,547	85
* Chiquita Brands International Inc.	13,897	83
Inter Parfums Inc.	4,949	82
* USANA Health Sciences Inc.	1,804	82
* Seneca Foods Corp. Class A	2,747	79
* Schiff Nutrition International Inc.	4,051	78
* Alliance One International Inc.	25,793	75
Nash Finch Co.	3,608	71
* Annie's Inc.	1,498	62
Ingles Markets Inc. Class A	3,773	60
* Central European Distribution Corp.	19,925	54
Nature's Sunshine Products Inc.	3,340	53
* Chefs' Warehouse Inc.	3,331	51
* National Beverage Corp.	3,334	50
^ Roundy's Inc.	6,102	46
* Revlon Inc. Class A	3,433	46
Limoneira Co.	2,453	43
* Omega Protein Corp.	5,786	42
* Nutraceutical International Corp.	2,610	40
Female Health Co.	5,850	39
* John B Sanfilippo & Son Inc.	2,374	37
Oil-Dri Corp. of America	1,532	35
Alico Inc.	1,075	34
Arden Group Inc.	346	31
Orchids Paper Products Co.	1,666	30
* Synutra International Inc.	4,998	28
* Westway Group Inc.	3,564	25
* Craft Brew Alliance Inc.	3,058	24
Griffin Land & Nurseries Inc.	826	23
* Inventure Foods Inc.	3,846	23
* Farmer Bros Co.	2,037	19
Lifeway Foods Inc.	1,310	12
		12,697
Energy (6.0%)
* Dril-Quip Inc.	12,054	844
Energy XXI Bermuda Ltd.	23,655	778
* Kodiak Oil & Gas Corp.	79,038	707
* Oasis Petroleum Inc.	23,959	703
* Rosetta Resources Inc.	15,865	681
Berry Petroleum Co. Class A	15,703	578
* Helix Energy Solutions Group Inc.	31,684	558
Lufkin Industries Inc.	10,076	528
Bristow Group Inc.	10,728	503
Western Refining Inc.	17,187	481
* SemGroup Corp. Class A	12,536	446
* Gulfport Energy Corp.	16,691	439
* Hornbeck Offshore Services Inc.	10,590	411
Targa Resources Corp.	8,694	394
Arch Coal Inc.	63,657	389
* McMoRan Exploration Co.	30,431	384
* Key Energy Services Inc.	45,291	358
* Exterran Holdings Inc.	19,444	358
* Stone Energy Corp.	14,838	349
* Cloud Peak Energy Inc.	18,307	322
* Bill Barrett Corp.	14,429	316
* Northern Oil and Gas Inc.	19,048	311
* Carrizo Oil & Gas Inc.	11,872	300
* Gulfmark Offshore Inc.	8,047	282
* C&J Energy Services Inc.	13,369	269
* Forest Oil Corp.	35,321	262
* Clean Energy Fuels Corp.	19,815	260

6

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* ION Geophysical Corp.	39,575	258
* Halcon Resources Corp.	33,404	257
* Swift Energy Co.	12,850	250
* PDC Energy Inc.	8,975	250
* Approach Resources Inc.	8,675	249
* Comstock Resources Inc.	14,431	238
Ship Finance International Ltd.	13,568	219
* Contango Oil & Gas Co.	3,828	213
* Hercules Offshore Inc.	47,522	195
* Magnum Hunter Resources Corp.	44,189	190
Nordic American Tankers Ltd.	15,871	186
* Newpark Resources Inc.	26,962	185
W&T Offshore Inc.	10,414	180
* OYO Geospace Corp.	1,912	175
* Rex Energy Corp.	12,945	160
* Forum Energy Technologies Inc.	6,654	157
Crosstex Energy Inc.	12,228	152
* Rentech Inc.	68,506	151
* TETRA Technologies Inc.	23,266	149
* CVR Energy Inc.	4,973	148
* Parker Drilling Co.	35,274	146
* Energy Partners Ltd.	8,319	143
* Pioneer Energy Services Corp.	18,559	143
Delek US Holdings Inc.	5,098	134
* Resolute Energy Corp.	14,474	131
* Vaalco Energy Inc.	17,351	129
* FX Energy Inc.	15,893	122
* Quicksilver Resources Inc.	35,244	120
* Endeavour International Corp.	13,995	118
* Solazyme Inc.	9,828	118
Gulf Island Fabrication Inc.	4,325	113
* Petroquest Energy Inc.	17,014	108
* Heckmann Corp.	40,240	108
* PHI Inc.	3,920	108
* Basic Energy Services Inc.	9,286	103
* Goodrich Petroleum Corp.	7,827	99
* Venoco Inc.	8,855	99
* Harvest Natural Resources Inc.	11,265	96
* Tesco Corp.	9,160	93
* Triangle Petroleum Corp.	13,360	92
* Matrix Service Co.	7,770	91
* Vantage Drilling Co.	57,859	88
* Clayton Williams Energy Inc.	1,785	86
Penn Virginia Corp.	13,852	85
* GasLog Ltd.	7,120	79
^ Teekay Tankers Ltd. Class A	19,096	76
* BPZ Resources Inc.	30,873	71
* Sanchez Energy Corp.	3,458	66
* Callon Petroleum Co.	11,757	65
* RigNet Inc.	3,648	65
* Uranium Energy Corp.	25,010	64
* Warren Resources Inc.	21,502	63
* KiOR Inc.	7,911	60
Panhandle Oil and Gas Inc. Class A	2,077	60
* Bonanza Creek Energy Inc.	2,984	60
* Scorpio Tankers Inc.	11,223	60
* Midstates Petroleum Co. Inc.	7,175	58
* Mitcham Industries Inc.	3,779	58
* Willbros Group Inc.	11,503	56
* Natural Gas Services Group Inc.	3,732	51
* Dawson Geophysical Co.	2,405	51
* Abraxas Petroleum Corp.	24,952	51
^ Frontline Ltd.	15,405	48
^ Knightsbridge Tankers Ltd.	7,431	48

7

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Overseas Shipholding Group Inc.	7,286	44
* Matador Resources Co.	4,292	44
Apco Oil and Gas International Inc.	2,695	43
* Cal Dive International Inc.	28,768	43
Alon USA Energy Inc.	2,925	40
* Miller Energy Resources Inc.	8,830	40
* Evolution Petroleum Corp.	4,940	40
Bolt Technology Corp.	2,583	37
* Green Plains Renewable Energy Inc.	7,619	35
* Synergy Resources Corp.	11,948	33
* Gevo Inc.	8,944	32
* Saratoga Resources Inc.	5,943	31
* REX American Resources Corp.	1,753	30
* Isramco Inc.	297	30
* Gastar Exploration Ltd.	18,197	29
* Amyris Inc.	9,266	29
* CREDO Petroleum Corp.	1,988	29
* Uranerz Energy Corp.	19,075	28
* Crimson Exploration Inc.	6,139	27
* TGC Industries Inc.	4,209	26
* Global Geophysical Services Inc.	5,580	26
* Westmoreland Coal Co.	3,181	25
Adams Resources & Energy Inc.	626	22
* ZaZa Energy Corp.	7,233	22
* Voyager Oil & Gas Inc.	14,569	18
* Union Drilling Inc.	4,187	18
* Forbes Energy Services Ltd.	4,514	17
Hallador Energy Co.	2,023	16
* Ceres Inc.	1,906	13
* Renewable Energy Group Inc.	2,276	12
		20,935
Financials (21.8%)
Two Harbors Investment Corp.	83,780	971
* Ocwen Financial Corp.	32,233	829
Starwood Property Trust Inc.	34,904	822
Omega Healthcare Investors Inc.	31,732	762
Highwoods Properties Inc.	22,172	723
CYS Investments Inc.	49,968	719
Invesco Mortgage Capital Inc.	34,612	709
LaSalle Hotel Properties	25,684	700
Hancock Holding Co.	22,882	678
ARMOUR Residential REIT Inc.	89,218	666
Entertainment Properties Trust	14,043	640
First American Financial Corp.	31,840	614
Prosperity Bancshares Inc.	14,232	599
Susquehanna Bancshares Inc.	56,341	592
Alterra Capital Holdings Ltd.	25,713	591
Colonial Properties Trust	26,370	578
RLJ Lodging Trust	31,999	571
Healthcare Realty Trust Inc.	23,383	567
CNO Financial Group Inc.	63,572	566
American Realty Capital Trust Inc.	47,530	561
* Texas Capital Bancshares Inc.	12,031	554
DiamondRock Hospitality Co.	56,364	542
Washington REIT	19,890	534
* Stifel Financial Corp.	16,105	526
FirstMerit Corp.	32,887	516
Prospect Capital Corp.	44,497	509
DuPont Fabros Technology Inc.	18,392	507
Sovran Self Storage Inc.	8,697	494
Apollo Investment Corp.	60,851	488
CubeSmart	36,943	477
UMB Financial Corp.	9,683	475
DCT Industrial Trust Inc.	74,078	468

8

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Webster Financial Corp.	21,636	460
Trustmark Corp.	19,425	460
FNB Corp.	41,855	458
EastGroup Properties Inc.	8,540	458
Glimcher Realty Trust	41,825	438
Potlatch Corp.	12,097	436
* Sunstone Hotel Investors Inc.	41,025	428
Capstead Mortgage Corp.	29,589	424
Umpqua Holdings Corp.	33,559	424
Medical Properties Trust Inc.	40,661	419
BancorpSouth Inc.	28,323	417
Iberiabank Corp.	8,856	415
Platinum Underwriters Holdings Ltd.	10,449	415
Primerica Inc.	14,109	411
Wintrust Financial Corp.	10,893	407
Pebblebrook Hotel Trust	17,214	407
RLI Corp.	6,362	403
Education Realty Trust Inc.	33,896	392
Westamerica Bancorporation	8,358	389
Cathay General Bancorp	23,607	386
National Health Investors Inc.	7,342	384
* First Cash Financial Services Inc.	8,581	383
PennyMac Mortgage Investment Trust	17,667	381
Greenhill & Co. Inc.	8,717	380
PS Business Parks Inc.	5,524	377
Old National Bancorp	28,395	375
United Bankshares Inc.	15,078	367
Sun Communities Inc.	7,938	364
MarketAxess Holdings Inc.	10,947	357
Northwest Bancshares Inc.	29,273	354
Equity One Inc.	16,453	349
Acadia Realty Trust	13,825	344
* First Industrial Realty Trust Inc.	26,584	343
Cash America International Inc.	8,810	342
Redwood Trust Inc.	23,710	340
MB Financial Inc.	16,399	335
Lexington Realty Trust	35,582	334
Glacier Bancorp Inc.	21,574	332
Community Bank System Inc.	11,831	332
* Strategic Hotels & Resorts Inc.	54,280	331
National Penn Bancshares Inc.	37,014	329
First Financial Bankshares Inc.	9,441	328
* Ezcorp Inc. Class A	14,386	326
Montpelier Re Holdings Ltd.	15,021	324
CVB Financial Corp.	26,446	316
LTC Properties Inc.	9,122	308
* PHH Corp.	16,990	296
* Financial Engines Inc.	13,893	296
PrivateBancorp Inc. Class A	18,110	295
Selective Insurance Group Inc.	16,437	295
* BBCN Bancorp Inc.	23,393	293
International Bancshares Corp.	15,975	292
First Financial Bancorp	17,549	286
Symetra Financial Corp.	23,217	284
Alexander's Inc.	630	283
Anworth Mortgage Asset Corp.	41,146	282
Bank of the Ozarks Inc.	8,762	281
Provident Financial Services Inc.	18,050	279
American Assets Trust Inc.	9,913	270
American Capital Mortgage Investment Corp.	10,876	269
Solar Capital Ltd.	11,597	268
First Midwest Bancorp Inc.	22,464	265
Pennsylvania REIT	16,782	264
Astoria Financial Corp.	26,131	263

9

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Fifth Street Finance Corp.	24,720	259
Hersha Hospitality Trust Class A	51,574	257
Government Properties Income Trust	11,115	251
* Citizens Republic Bancorp Inc.	12,008	246
* DFC Global Corp.	13,187	246
Franklin Street Properties Corp.	21,740	242
Walter Investment Management Corp.	8,591	240
NorthStar Realty Finance Corp.	39,996	235
* Enstar Group Ltd.	2,532	234
* Credit Acceptance Corp.	2,360	232
Park National Corp.	3,401	229
Argo Group International Holdings Ltd.	7,736	229
* World Acceptance Corp.	3,128	228
* Investors Bancorp Inc.	13,258	228
Associated Estates Realty Corp.	14,845	226
Main Street Capital Corp.	8,387	223
Boston Private Financial Holdings Inc.	23,442	222
Cousins Properties Inc.	27,516	220
First Commonwealth Financial Corp.	31,551	220
BlackRock Kelso Capital Corp.	22,061	218
Investors Real Estate Trust	25,694	215
Sabra Health Care REIT Inc.	11,113	213
Columbia Banking System Inc.	11,900	212
Evercore Partners Inc. Class A	8,578	212
PacWest Bancorp	9,095	212
Amtrust Financial Services Inc.	8,048	210
NBT Bancorp Inc.	9,968	210
Horace Mann Educators Corp.	11,896	209
Home BancShares Inc.	6,609	208
American Equity Investment Life Holding Co.	17,973	208
CreXus Investment Corp.	20,084	206
* Greenlight Capital Re Ltd. Class A	8,428	205
Triangle Capital Corp.	8,177	201
Oritani Financial Corp.	13,632	199
Infinity Property & Casualty Corp.	3,543	199
* Pinnacle Financial Partners Inc.	10,374	199
First Potomac Realty Trust	15,287	196
* Western Alliance Bancorp	20,970	195
Tower Group Inc.	10,432	194
Colony Financial Inc.	9,930	191
Hudson Pacific Properties Inc.	10,750	191
Retail Opportunity Investments Corp.	15,100	190
Chemical Financial Corp.	8,245	189
Independent Bank Corp.	6,485	189
Inland Real Estate Corp.	22,947	188
Cohen & Steers Inc.	5,535	187
ViewPoint Financial Group Inc.	10,107	186
PennantPark Investment Corp.	16,906	184
SCBT Financial Corp.	4,521	182
* iStar Financial Inc.	25,301	182
Chesapeake Lodging Trust	9,636	180
* National Financial Partners Corp.	12,178	179
Kennedy-Wilson Holdings Inc.	12,943	179
Ramco-Gershenson Properties Trust	13,781	179
Banco Latinoamericano de Comercio Exterior SA	8,475	178
Brookline Bancorp Inc.	21,007	178
* FelCor Lodging Trust Inc.	37,258	173
Employers Holdings Inc.	9,482	173
Safety Insurance Group Inc.	3,805	172
Nelnet Inc. Class A	7,166	172
Dynex Capital Inc.	16,299	170
Sterling Financial Corp.	8,030	170
Coresite Realty Corp.	6,161	168
Hercules Technology Growth Capital Inc.	14,911	167

10

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
AG Mortgage Investment Trust Inc.	6,811	161
KBW Inc.	10,416	159
TrustCo Bank Corp. NY	28,095	157
* Nationstar Mortgage Holdings Inc.	5,750	156
* Virtus Investment Partners Inc.	1,815	155
State Bank Financial Corp.	9,514	154
Universal Health Realty Income Trust	3,565	154
Resource Capital Corp.	25,416	152
S&T Bancorp Inc.	8,672	150
City Holding Co.	4,408	150
* Forestar Group Inc.	10,396	150
* PICO Holdings Inc.	6,829	149
Apollo Residential Mortgage Inc.	7,253	148
Berkshire Hills Bancorp Inc.	6,648	148
* Navigators Group Inc.	2,995	145
Community Trust Bancorp Inc.	4,190	144
STAG Industrial Inc.	9,336	144
WesBanco Inc.	7,012	142
Flushing Financial Corp.	9,274	141
Banner Corp.	5,766	139
Maiden Holdings Ltd.	15,040	138
Getty Realty Corp.	7,692	138
Renasant Corp.	7,530	138
Flagstone Reinsurance Holdings SA	16,069	137
* AMERISAFE Inc.	5,444	137
Monmouth Real Estate Investment Corp. Class A	12,068	135
Radian Group Inc.	39,977	134
Urstadt Biddle Properties Inc. Class A	6,866	134
United Fire Group Inc.	6,037	134
* Hilltop Holdings Inc.	11,901	133
BGC Partners Inc. Class A	29,524	133
Sandy Spring Bancorp Inc.	7,243	133
Ashford Hospitality Trust Inc.	16,003	132
Dime Community Bancshares Inc.	9,429	132
* HFF Inc. Class A	9,784	130
Lakeland Financial Corp.	4,897	130
Oriental Financial Group Inc.	12,205	129
Tompkins Financial Corp.	3,326	129
TICC Capital Corp.	12,374	129
Campus Crest Communities Inc.	11,572	125
Duff & Phelps Corp. Class A	9,356	124
First Merchants Corp.	8,594	121
Simmons First National Corp. Class A	5,139	120
* Piper Jaffray Cos.	4,827	119
Excel Trust Inc.	10,102	119
* Hanmi Financial Corp.	9,456	118
TowneBank	7,909	116
* Wilshire Bancorp Inc.	18,566	116
* West Coast Bancorp	5,789	115
Meadowbrook Insurance Group Inc.	15,177	115
Heartland Financial USA Inc.	4,365	114
* Citizens Inc.	11,696	114
Southside Bancshares Inc.	5,210	114
Cardinal Financial Corp.	8,783	114
* Tejon Ranch Co.	3,967	111
* WisdomTree Investments Inc.	17,614	110
Stewart Information Services Corp.	5,510	109
First Busey Corp.	22,387	107
MCG Capital Corp.	23,100	107
Washington Trust Bancorp Inc.	4,330	107
Rockville Financial Inc.	8,607	103
First Financial Corp.	3,365	103
* ICG Group Inc.	11,213	102
1st Source Corp.	4,456	102

11

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Provident New York Bancorp	11,853	102
Epoch Holding Corp.	4,798	101
* United Community Banks Inc.	12,566	100
Winthrop Realty Trust	8,787	100
Cedar Realty Trust Inc.	18,059	99
FBL Financial Group Inc. Class A	2,993	99
* Investment Technology Group Inc.	11,696	99
CapLease Inc.	20,120	99
Saul Centers Inc.	2,281	98
* eHealth Inc.	5,905	98
* Safeguard Scientifics Inc.	6,268	98
Capital Southwest Corp.	897	94
WSFS Financial Corp.	2,299	93
* NewStar Financial Inc.	7,879	93
Rouse Properties Inc.	6,684	93
Sterling Bancorp	9,331	93
Apollo Commercial Real Estate Finance Inc.	5,271	92
StellarOne Corp.	6,965	92
MVC Capital Inc.	7,221	92
National Western Life Insurance Co. Class A	662	92
Presidential Life Corp.	6,539	91
* Central Pacific Financial Corp.	6,527	91
Medley Capital Corp.	6,920	91
Great Southern Bancorp Inc.	3,073	90
Union First Market Bankshares Corp.	6,118	90
* Netspend Holdings Inc.	9,376	89
OneBeacon Insurance Group Ltd. Class A	6,856	89
GAMCO Investors Inc.	1,948	88
German American Bancorp Inc.	3,817	88
* Beneficial Mutual Bancorp Inc.	9,920	87
* Eagle Bancorp Inc.	5,073	86
SY Bancorp Inc.	3,672	86
Camden National Corp.	2,325	86
Agree Realty Corp.	3,458	86
Kite Realty Group Trust	16,649	86
* Ameris Bancorp	7,199	85
* Bancorp Inc.	8,747	85
Univest Corp. of Pennsylvania	5,079	83
* Green Dot Corp. Class A	7,263	83
* Taylor Capital Group Inc.	4,925	83
Lakeland Bancorp Inc.	8,161	83
* Knight Capital Group Inc. Class A	29,710	82
* First BanCorp	21,276	81
Bancfirst Corp.	1,947	81
EverBank Financial Corp.	6,764	80
Hudson Valley Holding Corp.	4,703	79
First Community Bancshares Inc.	5,311	79
Summit Hotel Properties Inc.	9,251	79
Territorial Bancorp Inc.	3,345	77
Bryn Mawr Bank Corp.	3,373	74
* INTL. FCStone Inc.	4,066	74
Arrow Financial Corp.	2,993	73
CoBiz Financial Inc.	10,301	73
Federal Agricultural Mortgage Corp.	2,936	73
* OmniAmerican Bancorp Inc.	3,305	73
Centerstate Banks Inc.	8,878	73
Trico Bancshares	4,719	72
Westwood Holdings Group Inc.	1,963	72
MainSource Financial Group Inc.	5,970	72
Financial Institutions Inc.	4,078	71
* Franklin Financial Corp.	4,223	70
Peoples Bancorp Inc.	3,153	70
* BofI Holding Inc.	2,943	69
RAIT Financial Trust	14,732	69

12

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Citizens & Northern Corp.	3,607	69
First Connecticut Bancorp Inc.	5,279	69
First Interstate Bancsystem Inc.	4,794	69
* Global Indemnity plc	3,397	69
First of Long Island Corp.	2,282	68
* Cowen Group Inc. Class A	25,856	67
Select Income REIT	2,718	67
New York Mortgage Trust Inc.	9,761	67
Republic Bancorp Inc. Class A	2,939	66
* MGIC Investment Corp.	55,645	66
Golub Capital BDC Inc.	4,232	66
United Financial Bancorp Inc.	4,592	66
National Bankshares Inc.	2,063	65
Enterprise Financial Services Corp.	5,290	65
Northfield Bancorp Inc.	4,352	65
One Liberty Properties Inc.	3,388	65
* Virginia Commerce Bancorp Inc.	7,951	64
* Southwest Bancorp Inc.	5,804	64
Heritage Financial Corp.	4,588	64
SeaBright Holdings Inc.	5,843	64
Calamos Asset Management Inc. Class A	5,736	64
First Financial Holdings Inc.	4,937	63
Home Loan Servicing Solutions Ltd.	4,017	63
Bank of Marin Bancorp	1,598	63
Washington Banking Co.	4,589	63
State Auto Financial Corp.	4,408	62
CNB Financial Corp.	3,705	61
Baldwin & Lyons Inc.	2,720	61
FXCM Inc. Class A	6,956	61
Medallion Financial Corp.	5,342	61
OceanFirst Financial Corp.	4,302	61
Bank Mutual Corp.	13,900	61
Terreno Realty Corp.	4,008	60
Gladstone Commercial Corp.	3,286	59
Chatham Lodging Trust	4,172	58
Diamond Hill Investment Group Inc.	792	58
Arlington Asset Investment Corp. Class A	2,523	58
Westfield Financial Inc.	7,962	58
* Pacific Capital Bancorp	1,255	58
Fox Chase Bancorp Inc.	3,816	58
GFI Group Inc.	20,568	58
New Mountain Finance Corp.	3,763	56
Parkway Properties Inc.	4,789	56
KCAP Financial Inc.	6,424	55
Edelman Financial Group Inc.	6,234	55
* 1st United Bancorp Inc.	9,028	55
Whitestone REIT	4,152	55
* Phoenix Cos. Inc.	1,752	54
* Metro Bancorp Inc.	4,278	54
Thomas Properties Group Inc.	9,613	53
Gladstone Capital Corp.	6,200	53
American National Bankshares Inc.	2,371	53
Ames National Corp.	2,491	52
Alliance Financial Corp.	1,413	52
* SWS Group Inc.	8,611	51
Bridge Bancorp Inc.	2,538	51
Western Asset Mortgage Capital Corp.	2,390	51
Home Federal Bancorp Inc.	4,719	50
THL Credit Inc.	3,574	50
Solar Senior Capital Ltd.	2,805	50
Gladstone Investment Corp.	6,519	50
* MetroCorp Bancshares Inc.	4,667	49
* GSV Capital Corp.	5,704	49
First Defiance Financial Corp.	2,918	49

13

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Mission West Properties Inc.	5,377	48
Pacific Continental Corp.	5,374	48
BankFinancial Corp.	6,221	48
West Bancorporation Inc.	4,706	48
NGP Capital Resources Co.	6,385	48
Manning & Napier Inc.	4,011	48
* First California Financial Group Inc.	6,751	47
* Park Sterling Corp.	9,813	47
Fidus Investment Corp.	2,843	46
* HomeStreet Inc.	1,310	46
Oppenheimer Holdings Inc. Class A	3,097	46
Homeowners Choice Inc.	2,301	46
Penns Woods Bancorp Inc.	1,157	46
* American Safety Insurance Holdings Ltd.	2,668	46
National Interstate Corp.	1,840	46
* Guaranty Bancorp	22,976	46
* Preferred Bank	3,498	45
First Bancorp	4,517	45
UMH Properties Inc.	3,981	45
* Suffolk Bancorp	2,957	45
* Walker & Dunlop Inc.	3,374	45
Kearny Financial Corp.	4,580	44
Kansas City Life Insurance Co.	1,248	44
MidWestOne Financial Group Inc.	2,013	44
First Bancorp Inc.	2,670	44
* AV Homes Inc.	2,965	44
* Mercantile Bank Corp.	2,553	43
Bank of Kentucky Financial Corp.	1,739	43
* Bridge Capital Holdings	2,835	43
Merchants Bancshares Inc.	1,517	42
ESB Financial Corp.	3,091	42
* Ladenburg Thalmann Financial Services Inc.	30,500	42
Bar Harbor Bankshares	1,161	41
Kaiser Federal Financial Group Inc.	2,702	41
Nicholas Financial Inc.	2,985	41
* Heritage Commerce Corp.	6,213	41
* Doral Financial Corp.	37,923	41
* Firsthand Technology Value Fund Inc.	2,547	41
Center Bancorp Inc.	3,551	41
Marlin Business Services Corp.	2,454	41
* Gyrodyne Co. of America Inc.	360	40
Horizon Technology Finance Corp.	2,395	40
Sierra Bancorp	3,683	40
Northrim BanCorp Inc.	1,935	40
Peapack Gladstone Financial Corp.	2,664	39
Ares Commercial Real Estate Corp.	2,317	39
Provident Financial Holdings Inc.	2,928	39
* Zillow Inc. Class A	928	39
First Pactrust Bancorp Inc.	3,190	38
* Meridian Interstate Bancorp Inc.	2,545	38
C&F Financial Corp.	965	38
Consolidated-Tomoka Land Co.	1,305	38
* Gramercy Capital Corp.	13,955	37
* FNB United Corp.	3,031	37
SI Financial Group Inc.	3,192	37
* First Financial Northwest Inc.	4,811	37
Heritage Financial Group Inc.	2,629	36
* Home Bancorp Inc.	2,075	35
Horizon Bancorp	1,303	35
* Heritage Oaks Bancorp	6,123	35
Farmers National Banc Corp.	5,732	35
* Sun Bancorp Inc.	11,946	35
* Hallmark Financial Services	4,335	35
* Harris & Harris Group Inc.	9,426	34

14

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Donegal Group Inc. Class A	2,385	34
Crawford & Co. Class B	7,604	34
Eastern Insurance Holdings Inc.	2,035	34
MidSouth Bancorp Inc.	2,551	33
Century Bancorp Inc. Class A	1,057	33
* FBR & Co.	10,871	33
* BSB Bancorp Inc.	2,524	32
* Cape Bancorp Inc.	3,472	32
* Seacoast Banking Corp. of Florida	21,377	31
Capital City Bank Group Inc.	3,388	30
Access National Corp.	2,134	30
Peoples Federal Bancshares Inc.	1,761	29
Artio Global Investors Inc. Class A	8,920	28
Enterprise Bancorp Inc.	1,716	27
* Tree.com Inc.	1,747	27
JMP Group Inc.	4,926	27
ESSA Bancorp Inc.	2,610	26
Middleburg Financial Corp.	1,563	26
TCP Capital Corp.	1,684	26
EMC Insurance Group Inc.	1,309	26
Fidelity Southern Corp.	2,786	25
Independence Holding Co.	2,399	24
Clifton Savings Bancorp Inc.	2,500	24
* NASB Financial Inc.	1,228	24
* Regional Management Corp.	1,423	24
Hingham Institution for Savings	378	23
Investors Title Co.	367	23
MicroFinancial Inc.	2,503	23
Resource America Inc. Class A	3,547	22
* Pacific Mercantile Bancorp	3,163	21
Roma Financial Corp.	2,182	21
* First Marblehead Corp.	17,676	20
Gain Capital Holdings Inc.	4,431	20
Universal Insurance Holdings Inc.	5,595	20
Hampton Roads Bankshares Inc.	9,705	19
Charter Financial Corp.	1,976	19
* Fortegra Financial Corp.	2,063	16
* CIFC Corp.	1,991	15
Pzena Investment Management Inc. Class A	2,931	15
California First National Bancorp	717	12
* Capital Bank Corp.	4,538	11
* Berkshire Bancorp Inc.	1,153	10
* Waterstone Financial Inc.	1,967	10
* First Federal Bancshares of Arkansas Inc.	933	9
* Cascade Bancorp	1,691	9
* Green Bankshares Inc.	3,296	6
* Crescent Financial Bancshares Inc.	732	4
		76,541
Health Care (13.2%)
* Pharmacyclics Inc.	16,319	1,092
* athenahealth Inc.	10,751	950
* HMS Holdings Corp.	25,782	888
* Cubist Pharmaceuticals Inc.	18,996	878
* Seattle Genetics Inc.	28,506	757
* Cepheid Inc.	19,678	743
* WellCare Health Plans Inc.	12,923	733
* Align Technology Inc.	21,547	731
* Questcor Pharmaceuticals Inc.	16,123	700
* Alkermes plc	36,718	674
* HealthSouth Corp.	28,667	656
* Vivus Inc.	29,902	641
* Centene Corp.	15,435	627
STERIS Corp.	17,337	594
* Arena Pharmaceuticals Inc.	65,028	588

15

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Jazz Pharmaceuticals plc	12,455	567
* Haemonetics Corp.	7,600	560
* ViroPharma Inc.	20,914	556
* Par Pharmaceutical Cos. Inc.	11,022	549
Medicis Pharmaceutical Corp. Class A	17,236	544
Owens & Minor Inc.	19,054	533
* PAREXEL International Corp.	17,962	517
* Theravance Inc.	18,195	485
West Pharmaceutical Services Inc.	10,160	481
* Impax Laboratories Inc.	20,097	476
* Volcano Corp.	15,985	452
* Air Methods Corp.	3,849	449
* Medicines Co.	16,534	425
* Cyberonics Inc.	8,260	412
* Isis Pharmaceuticals Inc.	30,047	409
* Magellan Health Services Inc.	8,192	406
* MWI Veterinary Supply Inc.	3,818	385
Chemed Corp.	5,768	381
* HeartWare International Inc.	4,241	380
* Immunogen Inc.	25,025	360
* Auxilium Pharmaceuticals Inc.	14,510	338
* Masimo Corp.	14,974	331
* PSS World Medical Inc.	15,124	326
PDL BioPharma Inc.	41,954	309
* Insulet Corp.	14,329	300
* MedAssets Inc.	17,492	299
* Nektar Therapeutics	34,374	295
* Hanger Inc.	10,233	293
* Ironwood Pharmaceuticals Inc. Class A	22,541	282
* Amsurg Corp. Class A	9,489	279
* Neogen Corp.	7,065	276
* Acorda Therapeutics Inc.	12,026	275
* DexCom Inc.	20,560	273
* NuVasive Inc.	12,950	273
Analogic Corp.	3,677	256
* Alnylam Pharmaceuticals Inc.	13,898	254
* Sunrise Senior Living Inc.	17,454	251
* ArthroCare Corp.	8,296	245
* Wright Medical Group Inc.	11,790	244
* Abaxis Inc.	6,506	244
* Exelixis Inc.	54,973	243
* Team Health Holdings Inc.	8,512	243
* Luminex Corp.	12,505	242
* Orthofix International NV	5,618	238
* Akorn Inc.	17,056	236
* Medidata Solutions Inc.	6,666	234
* Integra LifeSciences Holdings Corp.	5,850	230
CONMED Corp.	8,485	229
* ABIOMED Inc.	10,024	224
* IPC The Hospitalist Co. Inc.	4,971	220
Meridian Bioscience Inc.	12,374	219
* Molina Healthcare Inc.	8,981	218
* Spectrum Pharmaceuticals Inc.	17,852	213
* Optimer Pharmaceuticals Inc.	14,113	212
Quality Systems Inc.	11,862	210
* ICU Medical Inc.	3,754	208
* Dendreon Corp.	46,186	207
* Dynavax Technologies Corp.	52,225	204
* Accretive Health Inc.	16,896	201
* Rigel Pharmaceuticals Inc.	21,431	200
* Endologix Inc.	16,594	199
* Momenta Pharmaceuticals Inc.	14,046	198
* NPS Pharmaceuticals Inc.	25,839	197
* Bio-Reference Labs Inc.	7,374	193

16

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

			Market
			Value
		Shares	($000)
*	Affymax Inc.	10,830	192
*	Exact Sciences Corp.	19,095	190
*	NxStage Medical Inc.	14,763	188
*	Emeritus Corp.	9,215	184
*	Merit Medical Systems Inc.	12,612	180
*	Conceptus Inc.	9,411	179
*	MAKO Surgical Corp.	10,841	179
*	Kindred Healthcare Inc.	15,865	177
	Computer Programs & Systems Inc.	3,318	168
*	HealthStream Inc.	5,858	166
	Landauer Inc.	2,836	166
*	Genomic Health Inc.	4,813	166
*	Greatbatch Inc.	7,093	164
	Cantel Medical Corp.	6,357	164
*	OraSure Technologies Inc.	16,252	158
*	Synageva BioPharma Corp.	3,131	156
*	Halozyme Therapeutics Inc.	26,912	156
	Ensign Group Inc.	5,217	154
*	Idenix Pharmaceuticals Inc.	27,021	153
*	Array BioPharma Inc.	26,734	148
*	Neurocrine Biosciences Inc.	19,887	147
*	Omnicell Inc.	10,073	145
*	InterMune Inc.	19,614	145
*,^	Opko Health Inc.	32,042	142
	National Healthcare Corp.	3,163	141
*	Quidel Corp.	8,455	137
*	AVANIR Pharmaceuticals Inc.	40,695	135
*	Lexicon Pharmaceuticals Inc.	59,537	133
*	Acadia Healthcare Co. Inc.	6,907	132
*	Infinity Pharmaceuticals Inc.	7,245	132
	Invacare Corp.	9,544	131
*	Accuray Inc.	21,384	131
*	Amedisys Inc.	9,036	127
*	Sequenom Inc.	34,355	126
*	Spectranetics Corp.	10,289	125
*	XenoPort Inc.	12,880	120
*	Threshold Pharmaceuticals Inc.	13,518	119
*	Triple-S Management Corp. Class B	5,824	119
*	Hi-Tech Pharmacal Co. Inc.	3,217	115
*	Emergent Biosolutions Inc.	7,779	115
*	Fluidigm Corp.	7,286	114
*	MAP Pharmaceuticals Inc.	8,434	113
*	Achillion Pharmaceuticals Inc.	16,009	113
*	BioScrip Inc.	13,206	112
*	AVEO Pharmaceuticals Inc.	11,697	112
*	PharMerica Corp.	8,865	112
*	ExamWorks Group Inc.	8,788	111
*	Geron Corp.	39,754	110
*	Select Medical Holdings Corp.	10,520	109
*	Cambrex Corp.	8,908	108
*	Metropolitan Health Networks Inc.	13,288	107
*	Antares Pharma Inc.	27,450	106
*	Navidea Biopharmaceuticals Inc.	29,032	106
*	Healthways Inc.	10,053	105
*	Aegerion Pharmaceuticals Inc.	7,522	105
*	Curis Inc.	23,784	105
*	Natus Medical Inc.	8,862	104
	Atrion Corp.	477	104
*	AMN Healthcare Services Inc.	12,299	103
*	Symmetry Medical Inc.	11,036	103
*	Universal American Corp.	11,313	102
*	Capital Senior Living Corp.	8,482	102
*	Santarus Inc.	16,470	102
*	Pacira Pharmaceuticals Inc.	5,556	101

17

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Gentiva Health Services Inc.	9,167	101
* Celldex Therapeutics Inc.	17,703	100
* ZIOPHARM Oncology Inc.	20,027	100
* AMAG Pharmaceuticals Inc.	6,441	95
* Vanguard Health Systems Inc.	9,598	94
* Arqule Inc.	17,764	93
US Physical Therapy Inc.	3,551	92
* MannKind Corp.	34,051	92
* Oncothyreon Inc.	17,256	91
* Ligand Pharmaceuticals Inc. Class B	5,255	91
* Depomed Inc.	16,831	89
* SurModics Inc.	4,634	86
* Enzon Pharmaceuticals Inc.	12,759	86
* Endocyte Inc.	8,946	86
* Sangamo Biosciences Inc.	15,904	85
* AngioDynamics Inc.	7,424	85
* Sciclone Pharmaceuticals Inc.	17,180	84
* LHC Group Inc.	4,828	84
* Vical Inc.	22,984	83
* Tornier NV	4,573	82
* Orexigen Therapeutics Inc.	18,251	82
* Affymetrix Inc.	21,362	81
* Corvel Corp.	1,852	81
* Astex Pharmaceuticals	28,188	80
* Cynosure Inc. Class A	2,842	74
* Obagi Medical Products Inc.	5,530	74
* Synta Pharmaceuticals Corp.	10,958	72
* Omeros Corp.	7,622	72
* Raptor Pharmaceutical Corp.	14,424	72
* Unilife Corp.	23,716	71
* Clovis Oncology Inc.	4,034	71
* Staar Surgical Co.	10,720	70
* Cadence Pharmaceuticals Inc.	17,752	70
* Novavax Inc.	34,214	70
* XOMA Corp.	20,099	70
* Dyax Corp.	29,167	66
* Immunomedics Inc.	19,459	66
* BioCryst Pharmaceuticals Inc.	14,664	64
* Sun Healthcare Group Inc.	7,581	64
* Vascular Solutions Inc.	4,850	64
* RTI Biologics Inc.	16,625	63
* Solta Medical Inc.	20,538	63
Young Innovations Inc.	1,639	61
* Synergy Pharmaceuticals Inc.	12,338	61
* IRIS International Inc.	4,777	61
* Five Star Quality Care Inc.	12,557	59
* OncoGenex Pharmaceutical Inc.	4,327	59
* Vocera Communications Inc.	1,985	56
* Merge Healthcare Inc.	17,671	56
* Repros Therapeutics Inc.	4,396	56
* Almost Family Inc.	2,491	55
* NewLink Genetics Corp.	3,741	52
* PhotoMedex Inc.	3,978	52
* Repligen Corp.	9,106	52
* Cerus Corp.	16,063	51
* Pozen Inc.	7,851	51
* Cytori Therapeutics Inc.	16,155	51
* Rockwell Medical Technologies Inc.	6,323	50
* Palomar Medical Technologies Inc.	5,766	50
* Maxygen Inc.	8,195	50
* Anika Therapeutics Inc.	3,520	50
* Epocrates Inc.	5,498	49
* Cardiovascular Systems Inc.	4,949	46
Assisted Living Concepts Inc. Class A	5,857	46

18

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

			Market
			Value
		Shares	($000)
*	Pain Therapeutics Inc.	11,451	46
*	CryoLife Inc.	8,330	45
*	Amicus Therapeutics Inc.	9,110	45
*,^	Osiris Therapeutics Inc.	4,861	44
*	Providence Service Corp.	3,846	44
*	Keryx Biopharmaceuticals Inc.	21,253	43
*	Allos Therapeutics Inc.	23,950	43
*	Corcept Therapeutics Inc.	14,940	43
*	Discovery Laboratories Inc.	13,071	42
*	Exactech Inc.	2,583	42
*	Trius Therapeutics Inc.	7,425	41
*	Furiex Pharmaceuticals Inc.	2,194	40
*	Sagent Pharmaceuticals Inc.	2,770	40
	National Research Corp.	758	38
*	Zogenix Inc.	15,872	38
*	Biotime Inc.	9,198	37
*	Vanda Pharmaceuticals Inc.	8,481	37
*	Integramed America Inc.	2,644	37
*	Targacept Inc.	8,219	37
*	Merrimack Pharmaceuticals Inc.	4,613	37
*	Dusa Pharmaceuticals Inc.	6,764	36
*	Progenics Pharmaceuticals Inc.	8,821	36
*	Greenway Medical Technologies	2,389	36
*	Rochester Medical Corp.	3,232	36
*	Chindex International Inc.	3,382	35
	Utah Medical Products Inc.	1,001	34
*	Agenus Inc.	7,338	34
*	Skilled Healthcare Group Inc.	5,866	34
*	Cross Country Healthcare Inc.	8,274	33
*	Coronado Biosciences Inc.	5,217	32
*	ImmunoCellular Therapeutics Ltd.	12,132	31
*	AtriCure Inc.	4,407	31
*	SIGA Technologies Inc.	10,232	30
*	BioDelivery Sciences International Inc.	6,142	30
*	Harvard Bioscience Inc.	7,605	29
*	GTx Inc.	7,637	28
*	EnteroMedics Inc.	7,391	27
*	Biospecifics Technologies Corp.	1,438	27
*,^	Horizon Pharma Inc.	6,060	27
*	Alphatec Holdings Inc.	16,085	27
*	Zeltiq Aesthetics Inc.	4,951	26
*	Anacor Pharmaceuticals Inc.	4,180	26
*	Derma Sciences Inc.	2,701	26
*	Sunesis Pharmaceuticals Inc.	7,851	25
*	Transcept Pharmaceuticals Inc.	3,718	25
*	Hansen Medical Inc.	15,898	23
*	Lannett Co. Inc.	4,710	23
*	Ampio Pharmaceuticals Inc.	7,711	22
*	Pacific Biosciences of California Inc.	11,078	22
*	Cumberland Pharmaceuticals Inc.	3,532	21
*	PDI Inc.	2,994	21
*	Pernix Therapeutics Holdings	2,747	18
*	Cornerstone Therapeutics Inc.	2,612	18
*	ChemoCentryx Inc.	1,651	17
*	Codexis Inc.	7,609	17
*	Verastem Inc.	1,927	17
*	Mediware Information Systems	1,103	16
*	Sucampo Pharmaceuticals Inc. Class A	3,353	16
*	Ventrus Biosciences Inc.	3,901	15
*	BG Medicine Inc.	3,405	13
*,^	Supernus Pharmaceuticals Inc.	1,073	13
*	Cempra Inc.	1,121	9
*	Acura Pharmaceuticals Inc.	3,266	5

19

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Forest Laboratories Inc. Contingent Value Rights Exp. 04/14/2018	913	1
		46,434
Industrials (14.8%)
Acuity Brands Inc.	12,699	815
* Genesee & Wyoming Inc. Class A	12,151	772
* Dollar Thrifty Automotive Group Inc.	8,410	733
CLARCOR Inc.	15,069	725
Woodward Inc.	20,739	724
* Alaska Air Group Inc.	21,324	715
* Teledyne Technologies Inc.	11,024	711
Robbins & Myers Inc.	11,549	691
* Hexcel Corp.	29,865	677
Watsco Inc.	8,819	665
* Middleby Corp.	5,616	647
AO Smith Corp.	11,680	639
* Old Dominion Freight Line Inc.	14,248	638
* Chart Industries Inc.	8,968	626
Actuant Corp. Class A	21,849	614
EMCOR Group Inc.	20,017	553
HEICO Corp.	15,799	550
* Esterline Technologies Corp.	9,194	550
* EnerSys Inc.	14,380	536
* Avis Budget Group Inc.	31,834	523
* US Airways Group Inc.	48,685	519
* Portfolio Recovery Associates Inc.	5,131	515
Applied Industrial Technologies Inc.	12,656	515
* Moog Inc. Class A	13,573	497
* Tetra Tech Inc.	19,024	493
Geo Group Inc.	18,426	485
Corporate Executive Board Co.	10,051	468
Belden Inc.	13,651	466
* USG Corp.	22,220	457
* Advisory Board Co.	10,291	456
Deluxe Corp.	15,293	434
Healthcare Services Group Inc.	20,140	426
Curtiss-Wright Corp.	14,071	423
Brady Corp. Class A	14,711	413
* Atlas Air Worldwide Holdings Inc.	7,925	408
* Beacon Roofing Supply Inc.	14,055	396
* Acacia Research Corp.	14,907	393
Barnes Group Inc.	16,270	385
Franklin Electric Co. Inc.	7,030	381
HNI Corp.	13,657	379
Mueller Industries Inc.	8,133	351
* JetBlue Airways Corp.	70,086	343
Herman Miller Inc.	17,494	342
* Hub Group Inc. Class A	11,127	335
Raven Industries Inc.	10,872	330
* FTI Consulting Inc.	12,590	327
ABM Industries Inc.	16,115	326
Granite Construction Inc.	11,591	320
Brink's Co.	14,175	316
Watts Water Technologies Inc. Class A	8,423	309
* RBC Bearings Inc.	6,653	306
Simpson Manufacturing Co. Inc.	11,997	305
* MasTec Inc.	16,427	300
TAL International Group Inc.	8,759	298
* Allegiant Travel Co. Class A	4,484	297
Werner Enterprises Inc.	13,264	295
United Stationers Inc.	12,199	295
* II-VI Inc.	15,769	293
Forward Air Corp.	8,724	293
Mine Safety Appliances Co.	8,278	289
ESCO Technologies Inc.	8,017	284

20

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
UniFirst Corp.	4,347	276
Titan International Inc.	12,670	265
Kaman Corp.	7,914	260
Briggs & Stratton Corp.	14,592	253
Lindsay Corp.	3,813	249
Knight Transportation Inc.	17,346	248
* Orbital Sciences Corp.	17,691	244
* Spirit Airlines Inc.	12,476	244
* Interline Brands Inc.	9,554	243
Amerco Inc.	2,600	242
Interface Inc. Class A	17,568	241
Cubic Corp.	4,771	241
AZZ Inc.	7,573	241
Tennant Co.	5,652	237
* EnPro Industries Inc.	6,174	232
* Aegion Corp. Class A	11,775	230
Universal Forest Products Inc.	5,914	227
* DigitalGlobe Inc.	10,848	225
* ACCO Brands Corp.	33,886	223
* Huron Consulting Group Inc.	6,876	222
Steelcase Inc. Class A	22,817	221
Kaydon Corp.	9,610	214
* On Assignment Inc.	12,880	213
* Exponent Inc.	4,023	209
Knoll Inc.	14,377	209
* Trimas Corp.	9,658	208
* Korn/Ferry International	14,341	205
Aircastle Ltd.	17,616	201
* Mobile Mini Inc.	11,464	196
* Swift Transportation Co.	23,687	193
Quanex Building Products Corp.	11,028	193
* Seaboard Corp.	92	192
* Blount International Inc.	14,680	189
* TrueBlue Inc.	12,116	188
Heartland Express Inc.	14,393	187
McGrath RentCorp	7,427	187
* Team Inc.	5,971	187
* Encore Capital Group Inc.	6,570	184
Mueller Water Products Inc. Class A	46,989	180
AAR Corp.	12,083	180
G&K Services Inc. Class A	5,650	177
* Astec Industries Inc.	6,020	177
NACCO Industries Inc. Class A	1,653	176
Albany International Corp.	8,282	175
Ceradyne Inc.	7,283	173
* Navigant Consulting Inc.	15,550	172
* Rush Enterprises Inc. Class A	9,977	170
Standex International Corp.	3,787	169
Insperity Inc.	6,805	166
CIRCOR International Inc.	5,220	166
* GenCorp Inc.	17,905	163
Generac Holdings Inc.	7,418	160
* Sykes Enterprises Inc.	11,676	158
American Science & Engineering Inc.	2,633	157
* RailAmerica Inc.	5,670	155
* H&E Equipment Services Inc.	8,607	152
Altra Holdings Inc.	8,079	149
* Dycom Industries Inc.	10,083	146
Sun Hydraulics Corp.	6,198	143
Resources Connection Inc.	12,747	143
Encore Wire Corp.	4,962	141
John Bean Technologies Corp.	8,676	138
Quad/Graphics Inc.	7,554	138
* Trex Co. Inc.	4,474	138

21

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Wabash National Corp.	20,492	137
Cascade Corp.	2,764	136
Apogee Enterprises Inc.	8,483	134
SkyWest Inc.	15,279	134
Sauer-Danfoss Inc.	3,501	133
Griffon Corp.	13,646	132
* ICF International Inc.	5,972	132
^ Textainer Group Holdings Ltd.	3,684	130
* Rexnord Corp.	8,639	130
Great Lakes Dredge & Dock Corp.	17,729	130
* Meritor Inc.	28,938	129
Gorman-Rupp Co.	4,560	126
* MYR Group Inc.	6,153	125
Viad Corp.	6,079	124
* Aerovironment Inc.	5,202	124
* DXP Enterprises Inc.	2,643	122
* GeoEye Inc.	4,536	122
* Nortek Inc.	2,326	120
* Titan Machinery Inc.	5,074	117
* Layne Christensen Co.	5,959	116
Comfort Systems USA Inc.	11,224	116
* InnerWorkings Inc.	9,541	115
Ennis Inc.	7,859	115
* Tutor Perini Corp.	10,733	114
* Federal Signal Corp.	18,696	112
Primoris Services Corp.	8,991	111
Kimball International Inc. Class B	9,801	110
* Standard Parking Corp.	4,713	109
National Presto Industries Inc.	1,448	105
* Saia Inc.	4,820	105
US Ecology Inc.	5,517	104
AAON Inc.	5,597	103
* Mistras Group Inc.	4,703	103
* Powell Industries Inc.	2,692	102
* Kforce Inc.	8,676	102
* Thermon Group Holdings Inc.	4,433	101
Global Power Equipment Group Inc.	5,177	101
* Gibraltar Industries Inc.	9,198	101
Celadon Group Inc.	6,040	100
Kelly Services Inc. Class A	8,076	100
* Greenbrier Cos. Inc.	6,884	99
Douglas Dynamics Inc.	6,677	94
* Hawaiian Holdings Inc.	15,413	91
* Capstone Turbine Corp.	90,105	90
* Taser International Inc.	16,757	90
* GP Strategies Corp.	4,465	90
LB Foster Co. Class A	2,753	89
* Columbus McKinnon Corp.	5,866	87
* Astronics Corp.	3,088	86
Multi-Color Corp.	4,082	83
Marten Transport Ltd.	4,712	83
* American Railcar Industries Inc.	2,864	82
* Odyssey Marine Exploration Inc.	22,171	80
* Kadant Inc.	3,537	80
* Echo Global Logistics Inc.	4,471	79
* XPO Logistics Inc.	5,339	79
* CAI International Inc.	3,889	77
* RPX Corp.	6,246	73
* Air Transport Services Group Inc.	15,690	73
* Wesco Aircraft Holdings Inc.	5,203	73
* EnerNOC Inc.	7,277	72
* Ameresco Inc. Class A	5,950	71
Aceto Corp.	7,918	71
* Accuride Corp.	13,971	70

22

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

			Market
			Value
		Shares	($000)
*	Northwest Pipe Co.	2,767	70
	Arkansas Best Corp.	7,517	69
	CDI Corp.	4,045	67
*	Roadrunner Transportation Systems Inc.	3,800	66
	Heidrick & Struggles International Inc.	5,310	65
*	Lydall Inc.	5,055	65
	Dynamic Materials Corp.	3,986	64
*	Republic Airways Holdings Inc.	14,309	64
*	Consolidated Graphics Inc.	2,375	64
	FreightCar America Inc.	3,533	63
*	Zipcar Inc.	7,941	63
	SeaCube Container Leasing Ltd.	3,282	63
*	CBIZ Inc.	11,314	63
*	KEYW Holding Corp.	5,553	63
*	Quality Distribution Inc.	6,363	62
*	Commercial Vehicle Group Inc.	7,322	62
*	Orion Marine Group Inc.	8,086	62
*	Michael Baker Corp.	2,576	61
*	Swisher Hygiene Inc.	33,720	60
	Alamo Group Inc.	2,047	60
*	Builders FirstSource Inc.	13,272	59
	Houston Wire & Cable Co.	5,324	58
*	NCI Building Systems Inc.	5,432	58
*	EnergySolutions Inc.	23,405	57
*	Kratos Defense & Security Solutions Inc.	11,936	57
*	American Woodmark Corp.	2,922	57
	Graham Corp.	2,935	56
*	Park-Ohio Holdings Corp.	2,574	55
*	Pendrell Corp.	45,712	55
*	Furmanite Corp.	10,997	54
	Insteel Industries Inc.	5,352	54
	Barrett Business Services Inc.	2,086	53
*	LMI Aerospace Inc.	2,659	52
	Miller Industries Inc.	3,354	51
	Argan Inc.	2,952	49
*	CRA International Inc.	3,112	49
*	Patriot Transportation Holding Inc.	1,879	48
	Twin Disc Inc.	2,597	48
*	Sterling Construction Co. Inc.	4,819	47
*,^	Proto Labs Inc.	1,483	47
*	Flow International Corp.	14,129	47
*	Hudson Global Inc.	10,035	47
*	Pike Electric Corp.	5,191	46
	Schawk Inc. Class A	3,513	46
*	FuelCell Energy Inc.	44,672	44
*	PMFG Inc.	6,133	44
*	American Superconductor Corp.	11,761	44
^	Acorn Energy Inc.	5,282	43
*	American Reprographics Co.	10,785	43
*	Pacer International Inc.	10,389	43
*	NN Inc.	5,032	42
	Ampco-Pittsburgh Corp.	2,515	42
*	Franklin Covey Co.	4,093	42
	Preformed Line Products Co.	703	41
*	Heritage-Crystal Clean Inc.	2,284	41
	Met-Pro Corp.	4,381	40
*	Hurco Cos. Inc.	1,925	40
*	TMS International Corp. Class A	3,846	39
*	Rand Logistics Inc.	5,302	38
	LSI Industries Inc.	5,762	38
*	Casella Waste Systems Inc. Class A	7,788	37
*	Vicor Corp.	5,885	35
*	Edgen Group Inc.	4,552	34
*	Energy Recovery Inc.	13,406	34

23

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

			Market
			Value
		Shares	($000)
	Courier Corp.	2,982	33
*	Cenveo Inc.	16,565	33
	Eastern Co.	1,892	32
*	WageWorks Inc.	1,886	32
	Hardinge Inc.	3,577	32
*	Dolan Co.	8,952	32
*	TRC Cos. Inc.	4,425	31
*	Asset Acceptance Capital Corp.	4,674	30
	Asta Funding Inc.	3,191	30
	Intersections Inc.	2,767	30
*	API Technologies Corp.	9,325	29
	VSE Corp.	1,194	28
*	AT Cross Co. Class A	2,768	27
	International Shipholding Corp.	1,623	27
*	Metalico Inc.	11,682	27
*	Genco Shipping & Trading Ltd.	8,977	26
*	Hill International Inc.	6,650	25
*	CPI Aerostructures Inc.	1,994	25
	Coleman Cable Inc.	2,605	25
	Universal Truckload Services Inc.	1,605	23
	NL Industries Inc.	1,928	22
	Sypris Solutions Inc.	3,146	21
	Ceco Environmental Corp.	2,147	20
*	Willis Lease Finance Corp.	1,624	20
*	PGT Inc.	5,860	19
*	BlueLinx Holdings Inc.	7,407	16
*	Patrick Industries Inc.	1,223	16
	SIFCO Industries Inc.	785	15
*	Enphase Energy Inc.	2,546	13
*,^	A123 Systems Inc.	33,084	9
*	Omega Flex Inc.	738	8
	Compx International Inc.	341	4
*	Astronics Corp. Class B	85	3
*	United Rentals Inc.	1	—
			51,885
Information Technology (17.3%)
*	Cirrus Logic Inc.	19,339	806
*	Ultimate Software Group Inc.	7,987	792
*	Wright Express Corp.	11,656	767
*	Parametric Technology Corp.	35,863	762
*	CoStar Group Inc.	8,460	687
*	Aspen Technology Inc.	28,065	684
*	CommVault Systems Inc.	13,396	675
*	Aruba Networks Inc.	33,535	659
*,^	3D Systems Corp.	14,037	614
	FEI Co.	11,379	611
	MAXIMUS Inc.	10,182	554
	Convergys Corp.	34,993	543
*	QLIK Technologies Inc.	25,601	541
*	Microsemi Corp.	26,648	531
*	Cymer Inc.	9,279	526
*	ACI Worldwide Inc.	11,924	517
	Anixter International Inc.	8,460	509
*	Hittite Microwave Corp.	9,452	495
*	Semtech Corp.	19,651	482
*	Cavium Inc.	14,911	482
*	Universal Display Corp.	11,914	481
*	Quest Software Inc.	16,794	469
	Cognex Corp.	12,847	464
*	Arris Group Inc.	33,903	462
*	Mentor Graphics Corp.	27,934	462
*	Sourcefire Inc.	8,864	460
	Plantronics Inc.	12,750	455
	InterDigital Inc.	13,302	449

24

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

			Market
			Value
		Shares	($000)
*	OSI Systems Inc.	5,955	441
	Fair Isaac Corp.	10,283	439
*	ViaSat Inc.	11,253	435
	MKS Instruments Inc.	15,757	427
*	CACI International Inc. Class A	7,987	426
*	NETGEAR Inc.	11,391	417
*	Stratasys Inc.	6,386	413
	j2 Global Inc.	13,875	409
*	Ciena Corp.	29,738	407
*	Veeco Instruments Inc.	11,655	400
*	Comverse Technology Inc.	65,696	394
*	JDA Software Group Inc.	12,762	393
*	Acxiom Corp.	23,036	393
	Tellabs Inc.	109,833	390
	ADTRAN Inc.	19,110	388
*	Finisar Corp.	27,376	376
*	Kenexa Corp.	8,199	376
*	Cardtronics Inc.	13,232	374
*	Sapient Corp.	36,946	374
*	Liquidity Services Inc.	7,067	370
*	VistaPrint NV	10,248	370
*	ValueClick Inc.	22,520	366
*	Tyler Technologies Inc.	9,029	364
*	Progress Software Corp.	18,849	362
*	Entegris Inc.	41,167	362
*	International Rectifier Corp.	20,751	361
*	First Solar Inc.	18,061	361
*	QLogic Corp.	29,227	356
	Heartland Payment Systems Inc.	11,627	353
*	DealerTrack Holdings Inc.	12,729	352
*	TiVo Inc.	37,398	340
	Intersil Corp. Class A	38,223	338
*	Coherent Inc.	7,100	334
	Littelfuse Inc.	6,499	333
	Blackbaud Inc.	13,537	330
*,^	VirnetX Holding Corp.	12,585	327
*	MicroStrategy Inc. Class A	2,556	321
*	Plexus Corp.	10,492	314
*	RF Micro Devices Inc.	83,421	313
*	Manhattan Associates Inc.	6,094	308
*	Synaptics Inc.	10,101	307
*	BroadSoft Inc.	8,243	298
	Power Integrations Inc.	8,512	295
*	OpenTable Inc.	6,769	287
*	TriQuint Semiconductor Inc.	50,545	281
	NIC Inc.	19,332	279
*	Unisys Corp.	13,143	278
*	Benchmark Electronics Inc.	17,292	278
*	RealPage Inc.	10,747	274
*	LivePerson Inc.	16,505	272
*	SYNNEX Corp.	7,885	272
*	Cornerstone OnDemand Inc.	10,092	271
*	Euronet Worldwide Inc.	15,220	270
	Syntel Inc.	4,629	270
*	Ancestry.com Inc.	8,679	270
*	Netscout Systems Inc.	11,015	262
*	Ultratech Inc.	7,861	259
*	OmniVision Technologies Inc.	15,706	255
*	Monster Worldwide Inc.	36,366	253
*	ScanSource Inc.	8,272	250
	MTS Systems Corp.	4,822	245
	Loral Space & Communications Inc.	3,297	242
*	Take-Two Interactive Software Inc.	23,452	240
*	Insight Enterprises Inc.	13,319	239

25

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Bankrate Inc.	13,854	238
Tessera Technologies Inc.	15,565	238
* Bottomline Technologies Inc.	10,484	235
Cabot Microelectronics Corp.	7,066	235
* Integrated Device Technology Inc.	42,670	227
* WebMD Health Corp.	15,194	227
* SS&C Technologies Holdings Inc.	10,160	225
* Advent Software Inc.	9,466	225
* CSG Systems International Inc.	10,191	216
* Electronics for Imaging Inc.	13,921	215
EarthLink Inc.	31,853	213
* Sanmina-SCI Corp.	24,443	211
* GT Advanced Technologies Inc.	35,493	206
Ebix Inc.	8,478	203
* FARO Technologies Inc.	5,075	200
* Monolithic Power Systems Inc.	9,152	197
* Diodes Inc.	10,647	197
* Ellie Mae Inc.	7,545	194
* Rogers Corp.	4,880	194
* Synchronoss Technologies Inc.	8,289	191
* Ixia	12,647	188
* Verint Systems Inc.	6,537	187
* Infinera Corp.	32,907	187
* Rofin-Sinar Technologies Inc.	8,562	186
* Brightpoint Inc.	20,723	186
* MEMC Electronic Materials Inc.	69,226	186
* Blucora Inc.	12,006	185
* Digital River Inc.	11,070	184
* Volterra Semiconductor Corp.	7,608	181
* ATMI Inc.	9,574	181
* ExlService Holdings Inc.	7,005	181
* Constant Contact Inc.	9,121	178
* Emulex Corp.	26,031	178
* Web.com Group Inc.	10,513	175
* Websense Inc.	11,161	172
* TTM Technologies Inc.	15,943	169
* Guidewire Software Inc.	5,811	166
* Monotype Imaging Holdings Inc.	10,968	166
* Spansion Inc. Class A	14,465	165
Park Electrochemical Corp.	6,238	162
* Harmonic Inc.	35,262	161
Brooks Automation Inc.	19,889	159
* iGATE Corp.	9,641	155
Mantech International Corp. Class A	6,930	155
* Advanced Energy Industries Inc.	11,917	152
Comtech Telecommunications Corp.	5,387	151
* Global Cash Access Holdings Inc.	19,724	151
* comScore Inc.	10,599	150
Badger Meter Inc.	4,353	148
* Measurement Specialties Inc.	4,533	147
* LogMeIn Inc.	6,619	145
* Tangoe Inc.	8,943	145
Micrel Inc.	14,563	145
* Entropic Communications Inc.	26,390	143
* Newport Corp.	11,460	142
* Rambus Inc.	33,114	142
OPNET	4,480	140
Pegasystems Inc.	5,156	139
* ServiceSource International Inc.	14,888	138
* Lattice Semiconductor Corp.	35,381	138
* InvenSense Inc.	10,917	137
Black Box Corp.	5,253	137
United Online Inc.	27,173	135
* Active Network Inc.	11,653	131

26

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* RealD Inc.	13,191	131
* Interactive Intelligence Group Inc.	4,404	130
* Accelrys Inc.	16,650	128
* Cray Inc.	11,107	127
Forrester Research Inc.	4,227	124
* Power-One Inc.	20,135	124
* DTS Inc.	5,490	123
* Sonus Networks Inc.	63,845	123
* Procera Networks Inc.	5,779	122
* Vocus Inc.	6,195	120
* Higher One Holdings Inc.	9,659	119
* Silicon Image Inc.	25,014	118
* Internap Network Services Corp.	15,943	115
* OCZ Technology Group Inc.	20,234	115
* TeleTech Holdings Inc.	6,901	114
* PROS Holdings Inc.	6,568	113
* Quantum Corp.	70,483	113
* Ceva Inc.	6,974	112
Cass Information Systems Inc.	2,796	112
* SPS Commerce Inc.	3,186	111
EPIQ Systems Inc.	9,479	111
* Amkor Technology Inc.	23,548	110
* Dice Holdings Inc.	13,724	110
* Super Micro Computer Inc.	8,761	108
* Nanometrics Inc.	7,067	108
* TNS Inc.	7,355	107
* AuthenTec Inc.	13,390	107
* Intermec Inc.	18,042	107
* Photronics Inc.	18,165	107
Methode Electronics Inc.	11,143	105
Daktronics Inc.	10,872	104
* Actuate Corp.	14,834	104
* Responsys Inc.	10,767	103
* MoneyGram International Inc.	6,460	103
* Perficient Inc.	9,614	103
* Angie's List Inc.	10,712	102
CTS Corp.	10,260	101
* Extreme Networks	28,363	101
* Checkpoint Systems Inc.	12,183	97
Electro Rent Corp.	5,653	97
* MIPS Technologies Inc. Class A	14,430	96
* Applied Micro Circuits Corp.	18,718	96
* Zygo Corp.	4,917	95
* Virtusa Corp.	5,619	95
* Stamps.com Inc.	4,273	95
* Oplink Communications Inc.	5,754	92
* Move Inc.	11,849	92
* Demand Media Inc.	9,046	92
* Sycamore Networks Inc.	6,189	91
* Mercury Computer Systems Inc.	9,347	91
* SciQuest Inc.	5,394	91
* Rudolph Technologies Inc.	9,697	91
* Imperva Inc.	2,939	89
* PDF Solutions Inc.	7,290	88
* Anaren Inc.	4,379	86
* Deltek Inc.	6,642	86
* Exar Corp.	11,245	86
Electro Scientific Industries Inc.	6,926	85
* QuinStreet Inc.	9,888	85
* LTX-Credence Corp.	14,838	84
* Inphi Corp.	7,072	84
* Avid Technology Inc.	9,030	83
* Globecomm Systems Inc.	6,975	83
* Glu Mobile Inc.	16,378	83

27

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

			Market
			Value
		Shares	($000)
*	Saba Software Inc.	8,793	83
*	Silicon Graphics International Corp.	9,667	83
*	NVE Corp.	1,461	82
*	Integrated Silicon Solution Inc.	8,267	82
*	Digi International Inc.	7,797	81
*	VASCO Data Security International Inc.	8,534	80
*	Fabrinet	6,682	80
*	STEC Inc.	10,735	80
*	GSI Group Inc.	8,833	80
*	Symmetricom Inc.	12,612	78
*	PLX Technology Inc.	13,560	77
*	CIBER Inc.	21,506	75
*	FormFactor Inc.	14,646	75
*	Computer Task Group Inc.	4,510	72
*	Jive Software Inc.	4,779	72
*	FSI International Inc.	11,569	71
*	Envestnet Inc.	6,127	71
*	IXYS Corp.	7,243	70
*	Seachange International Inc.	8,495	69
*	Kopin Corp.	19,728	69
*	Sigma Designs Inc.	9,724	67
*	Maxwell Technologies Inc.	8,684	66
*	CalAmp Corp.	8,565	65
*	Multi-Fineline Electronix Inc.	2,597	64
	Cohu Inc.	7,221	64
*	Calix Inc.	11,719	62
*	Kemet Corp.	13,351	62
	Bel Fuse Inc. Class B	3,171	62
*	XO Group Inc.	7,758	62
	Keynote Systems Inc.	4,644	61
*	ExactTarget Inc.	2,880	61
*	KVH Industries Inc.	4,400	60
*	Lionbridge Technologies Inc.	16,970	60
*	IntraLinks Holdings Inc.	10,763	58
	American Software Inc. Class A	7,009	58
*	ShoreTel Inc.	14,389	58
*	Pericom Semiconductor Corp.	7,072	57
*	Oclaro Inc.	21,756	56
*,^	Yelp Inc.	2,531	56
*	Supertex Inc.	3,117	54
*	KIT Digital Inc.	16,478	54
*	Imation Corp.	9,340	53
*	Parkervision Inc.	23,024	53
*	SunPower Corp. Class A	11,759	53
*	RealNetworks Inc.	6,454	51
*	Demandware Inc.	1,959	51
*	PRGX Global Inc.	6,267	51
*	Infoblox Inc.	2,292	50
*	Vishay Precision Group Inc.	3,633	49
	Richardson Electronics Ltd.	4,058	49
*	Immersion Corp.	8,437	48
*	Travelzoo Inc.	2,142	48
*	Alpha & Omega Semiconductor Ltd.	5,078	48
	Telular Corp.	4,973	48
*	Zix Corp.	18,372	47
*	Bazaarvoice Inc.	3,134	47
*	Callidus Software Inc.	10,231	46
	Digimarc Corp.	2,094	46
*	Guidance Software Inc.	4,249	45
*	support.com Inc.	14,391	44
*	Unwired Planet Inc.	25,615	44
*	Rubicon Technology Inc.	5,136	43
*	Intevac Inc.	6,901	43
*	Aeroflex Holding Corp.	5,943	42

28

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

			Market
			Value
		Shares	($000)
*	Ultra Clean Holdings	7,096	42
*	Aviat Networks Inc.	18,261	42
*	Limelight Networks Inc.	17,756	41
*	ePlus Inc.	1,184	40
*	Millennial Media Inc.	3,472	40
*	Datalink Corp.	4,600	38
*	Echelon Corp.	11,458	38
*	MaxLinear Inc.	6,650	38
*,^	Ubiquiti Networks Inc.	3,151	38
*	DSP Group Inc.	6,560	38
*	Rosetta Stone Inc.	3,201	37
	Mesa Laboratories Inc.	782	37
*	Agilysys Inc.	4,403	37
*	ModusLink Global Solutions Inc.	11,841	36
	PC-Tel Inc.	5,629	35
*	MoSys Inc.	10,208	35
*	Key Tronic Corp.	3,204	35
*	Axcelis Technologies Inc.	33,066	35
*	QuickLogic Corp.	12,913	35
*	Pervasive Software Inc.	4,050	34
*	Market Leader Inc.	6,674	34
*	Audience Inc.	1,852	33
*	NeoPhotonics Corp.	6,010	33
*	AXT Inc.	9,947	33
*	Westell Technologies Inc. Class A	14,908	32
	PC Connection Inc.	2,580	31
*	Numerex Corp. Class A	2,909	30
*	Intermolecular Inc.	4,021	30
*	TeleNav Inc.	4,918	30
	Tessco Technologies Inc.	1,559	30
*	Ipass Inc.	15,902	29
*	STR Holdings Inc.	8,853	28
*	Mindspeed Technologies Inc.	10,403	27
*	Innodata Inc.	6,482	27
*	Hackett Group Inc.	7,073	27
*	GSI Technology Inc.	5,967	26
*	Neonode Inc.	6,486	26
*	TechTarget Inc.	4,513	25
*	Carbonite Inc.	3,305	25
*	EPAM Systems Inc.	1,421	25
*	AVG Technologies NV	2,344	24
*	Radisys Corp.	6,690	24
*	ANADIGICS Inc.	20,686	24
*	Proofpoint Inc.	1,853	24
*	Brightcove Inc.	1,793	23
	Marchex Inc. Class B	6,726	23
	QAD Inc. Class A	1,836	22
	Aware Inc.	3,754	22
*	M/A-COM Technology Solutions Holdings Inc.	1,816	21
*	Spark Networks Inc.	3,425	19
*	FalconStor Software Inc.	9,693	18
*	Viasystems Group Inc.	1,164	18
*	Mattersight Corp.	3,119	17
*	Mattson Technology Inc.	17,856	17
*	Synacor Inc.	2,058	16
*	Sapiens International Corp. NV	4,244	16
*,^	MeetMe Inc.	5,777	14
*	Envivio Inc.	2,087	5
*	Ambient Corp.	728	4
			60,836
Materials (4.9%)
*	Coeur d'Alene Mines Corp.	26,959	620
	Eagle Materials Inc.	13,581	579
*	Louisiana-Pacific Corp.	41,245	553

29

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Sensient Technologies Corp.	14,973	537
Olin Corp.	24,022	515
* Chemtura Corp.	29,592	489
Hecla Mining Co.	85,566	463
HB Fuller Co.	14,964	455
PolyOne Corp.	26,871	424
Georgia Gulf Corp.	10,270	407
* Stillwater Mining Co.	34,718	366
Minerals Technologies Inc.	5,324	361
Buckeye Technologies Inc.	11,819	358
* SunCoke Energy Inc.	20,999	332
Worthington Industries Inc.	15,669	327
Kaiser Aluminum Corp.	5,787	323
Balchem Corp.	8,777	320
Innophos Holdings Inc.	6,537	309
* Resolute Forest Products	24,295	305
Schweitzer-Mauduit International Inc.	9,361	302
* Graphic Packaging Holding Co.	50,228	281
Globe Specialty Metals Inc.	18,435	269
* Clearwater Paper Corp.	7,013	265
* Texas Industries Inc.	6,772	264
American Vanguard Corp.	8,349	246
* KapStone Paper and Packaging Corp.	12,118	243
Stepan Co.	2,519	241
* McEwen Mining Inc.	59,140	234
* Calgon Carbon Corp.	17,073	233
AMCOL International Corp.	7,566	228
Boise Inc.	30,139	227
* Innospec Inc.	6,920	218
PH Glatfelter Co.	12,825	215
A Schulman Inc.	8,853	215
* LSB Industries Inc.	5,628	212
Schnitzer Steel Industries Inc.	7,572	209
* Kraton Performance Polymers Inc.	9,670	207
Koppers Holdings Inc.	6,225	202
Deltic Timber Corp.	3,268	200
* RTI International Metals Inc.	9,093	197
Quaker Chemical Corp.	3,885	183
Haynes International Inc.	3,685	180
* OM Group Inc.	9,716	179
* Flotek Industries Inc.	14,836	176
AK Steel Holding Corp.	33,160	173
Gold Resource Corp.	8,951	170
* TPC Group Inc.	3,883	159
Myers Industries Inc.	10,052	149
Neenah Paper Inc.	4,747	132
Materion Corp.	6,125	130
* Headwaters Inc.	18,335	122
Wausau Paper Corp.	13,236	119
Tredegar Corp.	7,259	117
* Horsehead Holding Corp.	13,164	116
* Golden Star Resources Ltd.	77,969	110
* Omnova Solutions Inc.	13,896	108
Hawkins Inc.	2,755	106
* Paramount Gold and Silver Corp.	39,391	98
Zep Inc.	6,687	97
* Century Aluminum Co.	15,523	97
* Ferro Corp.	26,181	86
* Landec Corp.	7,557	74
* Universal Stainless & Alloy	2,023	73
* Zoltek Cos. Inc.	8,124	69
* AM Castle & Co.	4,929	64
* ADA-ES Inc.	2,689	63
* AEP Industries Inc.	1,247	63

30

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2012

			Market
			Value
		Shares	($000)
*	Gold Reserve Inc. Class A	15,695	61
	FutureFuel Corp.	5,782	60
	Noranda Aluminum Holding Corp.	9,917	59
*	Arabian American Development Co.	5,977	58
*	General Moly Inc.	20,190	55
*	Vista Gold Corp.	17,611	54
*	Midway Gold Corp.	38,135	52
*	Metals USA Holdings Corp.	3,436	47
*	Spartech Corp.	9,093	46
*	Golden Minerals Co.	8,565	46
	Olympic Steel Inc.	2,702	43
	KMG Chemicals Inc.	2,323	43
*	US Silica Holdings Inc.	3,572	42
*	US Antimony Corp.	15,938	41
	Chase Corp.	1,842	30
*	UFP Technologies Inc.	1,596	27
*	Revett Minerals Inc.	7,672	24
*	United States Lime & Minerals Inc.	515	23
*	Handy & Harman Ltd.	1,592	22
*	GSE Holding Inc.	2,402	20
			17,017
Telecommunication Services (0.7%)
*	Cincinnati Bell Inc.	59,145	277
	Cogent Communications Group Inc.	14,044	275
	Consolidated Communications Holdings Inc.	12,004	195
*	Premiere Global Services Inc.	15,012	139
*	8x8 Inc.	21,217	126
*,^	magicJack VocalTec Ltd.	4,538	112
*	Iridium Communications Inc.	14,944	111
	Shenandoah Telecommunications Co.	7,172	110
*	Vonage Holdings Corp.	47,925	103
	Atlantic Tele-Network Inc.	2,711	102
*	General Communication Inc. Class A	11,113	98
*	Neutral Tandem Inc.	8,475	93
*	Leap Wireless International Inc.	16,264	89
	NTELOS Holdings Corp.	4,380	75
	USA Mobility Inc.	6,538	75
*	Cbeyond Inc.	8,062	65
*	Towerstream Corp.	14,224	61
	Primus Telecommunications Group Inc.	3,678	53
*	inContact Inc.	9,196	52
*	Hawaiian Telcom Holdco Inc.	3,025	52
	IDT Corp. Class B	4,562	46
	HickoryTech Corp.	4,074	43
*	Fairpoint Communications Inc.	6,159	40
	Lumos Networks Corp.	4,530	39
*	ORBCOMM Inc.	10,775	38
*	Boingo Wireless Inc.	4,728	35
			2,504
Utilities (3.7%)
	Cleco Corp.	18,271	748
	Piedmont Natural Gas Co. Inc.	21,500	671
	IDACORP Inc.	15,025	623
	Portland General Electric Co.	22,646	608
	WGL Holdings Inc.	15,457	603
	Southwest Gas Corp.	13,830	591
*	GenOn Energy Inc.	231,795	586
	New Jersey Resources Corp.	12,463	558
	UIL Holdings Corp.	15,191	534
	PNM Resources Inc.	23,890	491
	UNS Energy Corp.	12,075	484
	Atlantic Power Corp.	34,095	481
	ALLETE Inc.	11,440	475
	South Jersey Industries Inc.	9,118	462

31

	Vanguard® Russell 2000 Index Fund
	Schedule of Investments
	August 31, 2012

					Market
					Value
				Shares	($000)
	Black Hills Corp.			13,223	452
	Avista Corp.			17,598	447
	NorthWestern Corp.			10,914	399
	El Paso Electric Co.			12,008	397
	Northwest Natural Gas Co.			8,038	395
	MGE Energy Inc.			6,933	343
	CH Energy Group Inc.			4,474	292
	Laclede Group Inc.			6,745	285
	Empire District Electric Co.			12,644	267
	American States Water Co.			5,657	247
	Otter Tail Corp.			10,847	246
	California Water Service Group			12,569	230
	Chesapeake Utilities Corp.			2,873	135
	Unitil Corp.			4,136	109
	Ormat Technologies Inc.			5,347	102
	SJW Corp.			4,241	99
	Middlesex Water Co.			4,746	89
	Connecticut Water Service Inc.			2,623	81
	York Water Co.			3,788	67
	Artesian Resources Corp. Class A			2,205	49
	Delta Natural Gas Co. Inc.			2,015	40
	Consolidated Water Co. Ltd.			4,410	36
	Genie Energy Ltd. Class B			4,625	33
*	Cadiz Inc.			3,924	32
*	American DG Energy Inc.			7,553	15

					12,802

	Total Common Stocks (Cost $340,602)				350,181

		Coupon

	Temporary Cash Investments (0.3%)[1]
	Money Market Fund (0.3%)
2,3	Vanguard Market Liquidity Fund	0.158%		1,009,000	1,009

				Face
			Maturity	Amount
			Date	($000)
	U.S. Government and Agency Obligations (0.0%)
4,5	Freddie Mac Discount Notes	0.145%	9/17/12	100	100

	Total Temporary Cash Investments (Cost $1,110)				1,109

	Total Investments (100.1%) (Cost $341,712)				351,290
	Other Assets and Liabilities—Net (-0.1%)[3]				(515)
	Net Assets (100%)				350,775

* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $824,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $909,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

32

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)

Common Stocks (100.1%)
Consumer Discretionary (11.4%)
Rent-A-Center Inc.	2,470	87
Dana Holding Corp.	5,529	76
Sotheby's	1,822	57
* Fifth & Pacific Cos. Inc.	4,272	57
MDC Holdings Inc.	1,585	55
* Iconix Brand Group Inc.	2,937	55
* Saks Inc.	4,566	54
Men's Wearhouse Inc.	1,675	53
Group 1 Automotive Inc.	950	52
* New York Times Co. Class A	5,669	52
Vail Resorts Inc.	967	50
* Live Nation Entertainment Inc.	5,801	49
Meredith Corp.	1,502	49
Jones Group Inc.	3,427	43
Regis Corp.	2,396	43
* Helen of Troy Ltd.	1,321	42
Bob Evans Farms Inc.	1,043	41
* WMS Industries Inc.	2,291	37
* Children's Place Retail Stores Inc.	631	36
* Meritage Homes Corp.	959	36
* Marriott Vacations Worldwide Corp.	1,110	36
KB Home	3,223	36
* Orient-Express Hotels Ltd. Class A	4,043	36
Penske Automotive Group Inc.	1,317	35
* Skechers U.S.A. Inc. Class A	1,583	34
* Shutterfly Inc.	1,123	33
Scholastic Corp.	1,072	33
* Standard Pacific Corp.	4,793	32
* American Axle & Manufacturing Holdings Inc.	2,791	31
International Speedway Corp. Class A	1,159	31
* Ascent Capital Group Inc. Class A	597	31
Finish Line Inc. Class A	1,304	30
Sonic Automotive Inc. Class A	1,665	30
Stage Stores Inc.	1,267	27
Columbia Sportswear Co.	516	27
* Pinnacle Entertainment Inc.	2,412	27
Brown Shoe Co. Inc.	1,770	27
Lithia Motors Inc. Class A	895	26
Movado Group Inc.	672	24
Stewart Enterprises Inc. Class A	3,141	23
National CineMedia Inc.	1,566	23
Sinclair Broadcast Group Inc. Class A	1,914	22
Ryland Group Inc.	820	22
OfficeMax Inc.	3,663	21
* La-Z-Boy Inc.	1,542	21
Churchill Downs Inc.	360	21
Fred's Inc. Class A	1,522	20
Pep Boys-Manny Moe & Jack	2,223	20
American Greetings Corp. Class A	1,384	20
* G-III Apparel Group Ltd.	598	19
Matthews International Corp. Class A	625	19
Core-Mark Holding Co. Inc.	405	18
Belo Corp. Class A	2,510	18
* Ruby Tuesday Inc.	2,703	18
* Office Depot Inc.	11,923	18
* Krispy Kreme Doughnuts Inc.	2,445	18
* Quiksilver Inc.	5,369	17
Superior Industries International Inc.	945	16
* Valassis Communications Inc.	637	16
* Gaylord Entertainment Co.	390	16
* Biglari Holdings Inc.	44	15

33

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Callaway Golf Co.	2,675	15
* Scientific Games Corp. Class A	2,089	15
JAKKS Pacific Inc.	912	15
* Beazer Homes USA Inc.	5,091	15
* M/I Homes Inc.	774	15
Standard Motor Products Inc.	817	14
* Conn's Inc.	582	14
* Modine Manufacturing Co.	1,922	13
* Fisher Communications Inc.	365	13
Shoe Carnival Inc.	587	13
* Barnes & Noble Inc.	1,070	13
Harte-Hanks Inc.	1,832	13
* EW Scripps Co. Class A	1,229	13
* Boyd Gaming Corp.	2,120	13
* Digital Generation Inc.	1,134	13
* Drew Industries Inc.	418	12
* Hovnanian Enterprises Inc. Class A	4,104	12
* Wet Seal Inc. Class A	3,721	11
* Warnaco Group Inc.	208	11
Marcus Corp.	808	10
* Red Robin Gourmet Burgers Inc.	335	10
Haverty Furniture Cos. Inc.	789	10
* Stein Mart Inc.	1,124	10
* Perry Ellis International Inc.	488	10
RadioShack Corp.	4,089	10
* Winnebago Industries Inc.	864	10
* Exide Technologies	3,220	10
* Tuesday Morning Corp.	1,721	10
* Journal Communications Inc. Class A	1,768	10
* Universal Electronics Inc.	614	9
* Jack in the Box Inc.	349	9
* Cabela's Inc.	179	9
* Central European Media Enterprises Ltd. Class A	1,511	8
* Fuel Systems Solutions Inc.	477	8
* Black Diamond Inc.	864	8
CSS Industries Inc.	400	8
bebe stores inc	1,372	7
Speedway Motorsports Inc.	480	7
* Stoneridge Inc.	1,152	7
* Federal-Mogul Corp.	761	7
* Casual Male Retail Group Inc.	1,727	7
* Cumulus Media Inc. Class A	2,562	7
* Steinway Musical Instruments Inc.	285	7
Spartan Motors Inc.	1,394	7
Cooper Tire & Rubber Co.	344	7
* Career Education Corp.	2,129	7
MDC Partners Inc. Class A	659	7
* Citi Trends Inc.	573	7
* Corinthian Colleges Inc.	3,220	7
* West Marine Inc.	625	7
* Unifi Inc.	579	6
* Entercom Communications Corp. Class A	1,005	6
* Life Time Fitness Inc.	131	6
* Maidenform Brands Inc.	278	6
* MarineMax Inc.	839	6
* Saga Communications Inc. Class A	145	6
Carriage Services Inc. Class A	653	6
Weyco Group Inc.	257	6
Big 5 Sporting Goods Corp.	684	6
* Kirkland's Inc.	595	6
* Carmike Cinemas Inc.	497	6
Destination Maternity Corp.	308	6
* VOXX International Corp. Class A	750	6
Bassett Furniture Industries Inc.	464	6

34

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Mac-Gray Corp.	421	6
Bon-Ton Stores Inc.	521	5
* Isle of Capri Casinos Inc.	862	5
* LIN TV Corp. Class A	1,254	5
Hooker Furniture Corp.	445	5
* Systemax Inc.	427	5
* Luby's Inc.	823	5
* Johnson Outdoors Inc. Class A	234	5
* Sonic Corp.	484	5
* Reading International Inc. Class A	688	4
Lifetime Brands Inc.	398	4
* hhgregg Inc.	604	4
Frisch's Restaurants Inc.	129	4
* Denny's Corp.	851	4
* Red Lion Hotels Corp.	567	4
* Delta Apparel Inc.	290	4
Lincoln Educational Services Corp.	938	4
* Jos A Bank Clothiers Inc.	82	4
* Global Sources Ltd.	660	4
Culp Inc.	359	4
* McClatchy Co. Class A	2,384	4
Flexsteel Industries Inc.	185	4
* Asbury Automotive Group Inc.	131	4
Universal Technical Institute Inc.	302	4
* 1-800-Flowers.com Inc. Class A	1,008	4
* Daily Journal Corp.	40	4
Martha Stewart Living Omnimedia Class A	1,143	3
* Bluegreen Corp.	590	3
* Sealy Corp.	2,065	3
* Education Management Corp.	1,097	3
* K-Swiss Inc. Class A	1,087	3
* Nexstar Broadcasting Group Inc. Class A	352	3
* Kenneth Cole Productions Inc. Class A	199	3
Outdoor Channel Holdings Inc.	429	3
Ameristar Casinos Inc.	177	3
Ethan Allen Interiors Inc.	134	3
* Rentrak Corp.	156	3
* Monarch Casino & Resort Inc.	361	3
* Morgans Hotel Group Co.	501	3
Shiloh Industries Inc.	241	2
Entravision Communications Corp. Class A	2,086	2
Salem Communications Corp. Class A	417	2
* Crown Media Holdings Inc. Class A	1,115	2
* Perfumania Holdings Inc.	219	2
* New York & Co. Inc.	474	2
* Cavco Industries Inc.	32	1
* Fiesta Restaurant Group Inc.	84	1
Marine Products Corp.	228	1
* Caesars Entertainment Corp.	182	1
* Carrols Restaurant Group Inc.	229	1
* Orchard Supply Hardware Stores Corp. Class A	88	1
World Wrestling Entertainment Inc. Class A	133	1
National American University Holdings Inc.	277	1
* Beasley Broadcasting Group Inc. Class A	213	1
Einstein Noah Restaurant Group Inc.	46	1
RG Barry Corp.	24	—
Cherokee Inc.	24	—
* Dial Global Inc.	75	—
Value Line Inc.	6	—
		2,800
Consumer Staples (2.6%)
Harris Teeter Supermarkets Inc.	1,579	62
* Darling International Inc.	3,391	56
Universal Corp.	964	46

35

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Fresh Del Monte Produce Inc.	1,589	39
Andersons Inc.	778	31
* Rite Aid Corp.	25,179	30
* Smart Balance Inc.	2,473	29
* TreeHouse Foods Inc.	491	25
Weis Markets Inc.	465	20
* Dole Food Co. Inc.	1,517	20
Diamond Foods Inc.	910	18
* Central Garden and Pet Co. Class A	1,350	16
* Harbinger Group Inc.	1,695	14
Spartan Stores Inc.	891	14
* Pantry Inc.	880	12
Village Super Market Inc. Class A	347	12
* Chiquita Brands International Inc.	1,890	11
* Prestige Brands Holdings Inc.	703	11
* Seneca Foods Corp. Class A	374	11
* Alliance One International Inc.	3,593	10
* Post Holdings Inc.	337	10
Nash Finch Co.	503	10
Vector Group Ltd.	538	9
* Susser Holdings Corp.	265	9
Ingles Markets Inc. Class A	519	8
* Central European Distribution Corp.	2,711	7
* Elizabeth Arden Inc.	152	7
* Revlon Inc. Class A	465	6
* Omega Protein Corp.	806	6
Spectrum Brands Holdings Inc.	154	6
* Nutraceutical International Corp.	359	5
* John B Sanfilippo & Son Inc.	328	5
SUPERVALU Inc.	2,121	5
Oil-Dri Corp. of America	208	5
Snyders-Lance Inc.	202	5
Cal-Maine Foods Inc.	83	3
Griffin Land & Nurseries Inc.	116	3
Inter Parfums Inc.	191	3
* Westway Group Inc.	439	3
Nature's Sunshine Products Inc.	183	3
* Farmer Bros Co.	295	3
Alico Inc.	82	3
* Annie's Inc.	62	3
* Pilgrim's Pride Corp.	481	3
Orchids Paper Products Co.	124	2
* Craft Brew Alliance Inc.	254	2
Tootsie Roll Industries Inc.	66	2
Arden Group Inc.	17	1
		624
Energy (6.4%)
* Helix Energy Solutions Group Inc.	4,396	77
Bristow Group Inc.	1,494	70
* SemGroup Corp. Class A	1,732	62
* Hornbeck Offshore Services Inc.	1,463	57
Arch Coal Inc.	8,868	54
* McMoRan Exploration Co.	4,204	53
* Exterran Holdings Inc.	2,704	50
* Key Energy Services Inc.	6,284	50
* Stone Energy Corp.	2,050	48
* Cloud Peak Energy Inc.	2,541	45
* Bill Barrett Corp.	2,004	44
* Gulfport Energy Corp.	1,544	41
* Forest Oil Corp.	4,869	36
* Swift Energy Co.	1,791	35
* PDC Energy Inc.	1,251	35
* Comstock Resources Inc.	2,009	33
* Gulfmark Offshore Inc.	878	31

36

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Ship Finance International Ltd.	1,894	31
Energy XXI Bermuda Ltd.	902	30
Western Refining Inc.	985	28
* Hercules Offshore Inc.	6,551	27
Nordic American Tankers Ltd.	2,215	26
* C&J Energy Services Inc.	1,276	26
* Newpark Resources Inc.	3,716	26
W&T Offshore Inc.	1,334	23
* Rex Energy Corp.	1,784	22
* TETRA Technologies Inc.	3,259	21
* Parker Drilling Co.	4,942	20
* Energy Partners Ltd.	1,146	20
* Resolute Energy Corp.	2,044	18
Delek US Holdings Inc.	699	18
* Magnum Hunter Resources Corp.	3,933	17
* Quicksilver Resources Inc.	4,930	17
* Pioneer Energy Services Corp.	2,079	16
Gulf Island Fabrication Inc.	593	15
* Petroquest Energy Inc.	2,327	15
* Heckmann Corp.	5,285	14
* Basic Energy Services Inc.	1,269	14
* PHI Inc.	494	14
* Tesco Corp.	1,249	13
* Triangle Petroleum Corp.	1,820	12
* Harvest Natural Resources Inc.	1,454	12
* Vantage Drilling Co.	7,875	12
Penn Virginia Corp.	1,885	11
* Clayton Williams Energy Inc.	220	11
Teekay Tankers Ltd. Class A	2,591	10
* Matrix Service Co.	855	10
* Callon Petroleum Co.	1,623	9
* Scorpio Tankers Inc.	1,549	8
* Natural Gas Services Group Inc.	507	7
* Bonanza Creek Energy Inc.	347	7
* Dawson Geophysical Co.	327	7
* Warren Resources Inc.	2,371	7
* BPZ Resources Inc.	3,011	7
* Rentech Inc.	3,100	7
Frontline Ltd.	2,120	7
* CVR Energy Inc.	219	7
Knightsbridge Tankers Ltd.	1,005	6
* GasLog Ltd.	579	6
Overseas Shipholding Group Inc.	1,015	6
* Willbros Group Inc.	1,228	6
* Cal Dive International Inc.	3,952	6
* Carrizo Oil & Gas Inc.	226	6
* Miller Energy Resources Inc.	1,207	5
Bolt Technology Corp.	353	5
* Green Plains Renewable Energy Inc.	1,026	5
* Uranium Energy Corp.	1,847	5
* Halcon Resources Corp.	572	4
* Midstates Petroleum Co. Inc.	536	4
* Synergy Resources Corp.	1,530	4
* Crimson Exploration Inc.	875	4
* Amyris Inc.	1,245	4
* Gastar Exploration Ltd.	2,425	4
* REX American Resources Corp.	208	4
* Westmoreland Coal Co.	448	3
Adams Resources & Energy Inc.	87	3
* Mitcham Industries Inc.	192	3
* Voyager Oil & Gas Inc.	1,976	2
* Contango Oil & Gas Co.	44	2
* Union Drilling Inc.	571	2
* Forbes Energy Services Ltd.	607	2

37

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Hallador Energy Co.	272	2
Crosstex Energy Inc.	144	2
* ZaZa Energy Corp.	554	2
* CREDO Petroleum Corp.	114	2
* Endeavour International Corp.	150	1
* Renewable Energy Group Inc.	235	1
* Matador Resources Co.	121	1
Alon USA Energy Inc.	66	1
* Gevo Inc.	192	1
		1,557
Financials (36.5%)
Two Harbors Investment Corp.	11,607	135
Starwood Property Trust Inc.	4,836	114
* Ocwen Financial Corp.	4,199	108
CYS Investments Inc.	6,925	100
Invesco Mortgage Capital Inc.	4,797	98
LaSalle Hotel Properties	3,559	97
Hancock Holding Co.	3,171	94
ARMOUR Residential REIT Inc.	12,329	92
Entertainment Properties Trust	1,946	89
Prosperity Bancshares Inc.	1,975	83
Susquehanna Bancshares Inc.	7,815	82
Alterra Capital Holdings Ltd.	3,566	82
Colonial Properties Trust	3,657	80
RLJ Lodging Trust	4,440	79
Healthcare Realty Trust Inc.	3,251	79
CNO Financial Group Inc.	8,842	79
American Realty Capital Trust Inc.	6,610	78
First American Financial Corp.	4,027	78
DiamondRock Hospitality Co.	7,823	75
FirstMerit Corp.	4,574	72
Prospect Capital Corp.	6,181	71
Apollo Investment Corp.	8,469	68
CubeSmart	5,146	66
UMB Financial Corp.	1,338	66
DCT Industrial Trust Inc.	10,312	65
Webster Financial Corp.	3,014	64
Trustmark Corp.	2,704	64
FNB Corp.	5,828	64
* Sunstone Hotel Investors Inc.	5,706	60
Capstead Mortgage Corp.	4,089	59
Umpqua Holdings Corp.	4,636	59
Medical Properties Trust Inc.	5,617	58
BancorpSouth Inc.	3,913	58
Iberiabank Corp.	1,224	57
Platinum Underwriters Holdings Ltd.	1,444	57
Primerica Inc.	1,950	57
Pebblebrook Hotel Trust	2,397	57
Wintrust Financial Corp.	1,505	56
RLI Corp.	879	56
Education Realty Trust Inc.	4,684	54
Cathay General Bancorp	3,261	53
PennyMac Mortgage Investment Trust	2,442	53
Old National Bancorp	3,922	52
United Bankshares Inc.	2,084	51
Washington REIT	1,880	50
Northwest Bancshares Inc.	4,044	49
Equity One Inc.	2,273	48
* First Industrial Realty Trust Inc.	3,673	47
Redwood Trust Inc.	3,292	47
Lexington Realty Trust	4,936	46
MB Financial Inc.	2,266	46
Glacier Bancorp Inc.	2,981	46
Community Bank System Inc.	1,635	46

38

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
National Penn Bancshares Inc.	5,113	45
First Financial Bankshares Inc.	1,305	45
CVB Financial Corp.	3,670	44
* PHH Corp.	2,360	41
PrivateBancorp Inc. Class A	2,516	41
Selective Insurance Group Inc.	2,283	41
* BBCN Bancorp Inc.	3,252	41
International Bancshares Corp.	2,217	40
First Financial Bancorp	2,436	40
Symetra Financial Corp.	3,224	39
Montpelier Re Holdings Ltd.	1,823	39
Anworth Mortgage Asset Corp.	5,717	39
Provident Financial Services Inc.	2,507	39
American Assets Trust Inc.	1,381	38
American Capital Mortgage Investment Corp.	1,513	37
* Stifel Financial Corp.	1,142	37
DuPont Fabros Technology Inc.	1,353	37
Solar Capital Ltd.	1,603	37
First Midwest Bancorp Inc.	3,127	37
Pennsylvania REIT	2,334	37
Astoria Financial Corp.	3,634	37
Fifth Street Finance Corp.	3,440	36
Hersha Hospitality Trust Class A	7,172	36
Government Properties Income Trust	1,546	35
* Citizens Republic Bancorp Inc.	1,673	34
Franklin Street Properties Corp.	3,028	34
Walter Investment Management Corp.	1,200	34
LTC Properties Inc.	990	33
NorthStar Realty Finance Corp.	5,579	33
* Enstar Group Ltd.	350	32
Argo Group International Holdings Ltd.	1,078	32
Park National Corp.	473	32
Boston Private Financial Holdings Inc.	3,267	31
Cousins Properties Inc.	3,836	31
First Commonwealth Financial Corp.	4,399	31
BlackRock Kelso Capital Corp.	3,078	30
Investors Real Estate Trust	3,585	30
Sabra Health Care REIT Inc.	1,552	30
Columbia Banking System Inc.	1,659	30
PacWest Bancorp	1,267	29
NBT Bancorp Inc.	1,390	29
Home BancShares Inc.	927	29
Horace Mann Educators Corp.	1,659	29
American Equity Investment Life Holding Co.	2,510	29
CreXus Investment Corp.	2,803	29
Main Street Capital Corp.	1,063	28
Cash America International Inc.	718	28
Infinity Property & Casualty Corp.	496	28
* Pinnacle Financial Partners Inc.	1,448	28
Triangle Capital Corp.	1,126	28
First Potomac Realty Trust	2,138	27
* Western Alliance Bancorp	2,929	27
Evercore Partners Inc. Class A	1,091	27
Hudson Pacific Properties Inc.	1,504	27
Retail Opportunity Investments Corp.	2,112	27
Chemical Financial Corp.	1,153	26
Independent Bank Corp.	906	26
Colony Financial Inc.	1,369	26
* Investors Bancorp Inc.	1,522	26
ViewPoint Financial Group Inc.	1,415	26
PennantPark Investment Corp.	2,365	26
* iStar Financial Inc.	3,541	25
* National Financial Partners Corp.	1,706	25
SCBT Financial Corp.	623	25

39

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Banco Latinoamericano de Comercio Exterior SA	1,186	25
Brookline Bancorp Inc.	2,936	25
Amtrust Financial Services Inc.	953	25
Chesapeake Lodging Trust	1,327	25
Kennedy-Wilson Holdings Inc.	1,785	25
Ramco-Gershenson Properties Trust	1,899	25
Safety Insurance Group Inc.	535	24
Westamerica Bancorporation	517	24
Nelnet Inc. Class A	988	24
Dynex Capital Inc.	2,246	23
Sterling Financial Corp.	1,106	23
Hercules Technology Growth Capital Inc.	2,090	23
KBW Inc.	1,460	22
Potlatch Corp.	619	22
AG Mortgage Investment Trust Inc.	942	22
TrustCo Bank Corp. NY	3,938	22
Resource Capital Corp.	3,576	21
State Bank Financial Corp.	1,311	21
S&T Bancorp Inc.	1,217	21
Berkshire Hills Bancorp Inc.	936	21
* Greenlight Capital Re Ltd. Class A	853	21
City Holding Co.	607	21
* Forestar Group Inc.	1,426	21
* PICO Holdings Inc.	941	20
Community Trust Bancorp Inc.	590	20
WesBanco Inc.	985	20
Flushing Financial Corp.	1,308	20
STAG Industrial Inc.	1,290	20
Employers Holdings Inc.	1,071	20
Maiden Holdings Ltd.	2,116	19
Renasant Corp.	1,060	19
Banner Corp.	797	19
Highwoods Properties Inc.	587	19
Getty Realty Corp.	1,060	19
Apollo Residential Mortgage Inc.	923	19
* AMERISAFE Inc.	750	19
* Hilltop Holdings Inc.	1,680	19
Sandy Spring Bancorp Inc.	1,021	19
Ashford Hospitality Trust Inc.	2,257	19
Radian Group Inc.	5,482	18
Lakeland Financial Corp.	691	18
Oritani Financial Corp.	1,254	18
United Fire Group Inc.	828	18
Tompkins Financial Corp.	469	18
Oriental Financial Group Inc.	1,718	18
Dime Community Bancshares Inc.	1,299	18
TICC Capital Corp.	1,710	18
Flagstone Reinsurance Holdings SA	2,061	18
Associated Estates Realty Corp.	1,151	18
Campus Crest Communities Inc.	1,594	17
First Merchants Corp.	1,214	17
* Wilshire Bancorp Inc.	2,621	16
Simmons First National Corp. Class A	704	16
Excel Trust Inc.	1,384	16
* Hanmi Financial Corp.	1,296	16
* Citizens Inc.	1,650	16
TowneBank	1,083	16
* West Coast Bancorp	793	16
Heartland Financial USA Inc.	598	16
Southside Bancshares Inc.	714	16
Cardinal Financial Corp.	1,202	16
* Piper Jaffray Cos.	629	15
Stewart Information Services Corp.	754	15
First Busey Corp.	3,061	15

40

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
MCG Capital Corp.	3,158	15
Washington Trust Bancorp Inc.	593	15
Meadowbrook Insurance Group Inc.	1,928	15
Inland Real Estate Corp.	1,725	14
Rockville Financial Inc.	1,176	14
Provident New York Bancorp	1,638	14
First Financial Corp.	460	14
* Ezcorp Inc. Class A	616	14
1st Source Corp.	609	14
* United Community Banks Inc.	1,715	14
Winthrop Realty Trust	1,200	14
Cedar Realty Trust Inc.	2,466	14
* Investment Technology Group Inc.	1,597	14
CapLease Inc.	2,746	13
* Safeguard Scientifics Inc.	856	13
FBL Financial Group Inc. Class A	398	13
* ICG Group Inc.	1,408	13
Capital Southwest Corp.	122	13
* NewStar Financial Inc.	1,074	13
WSFS Financial Corp.	313	13
Rouse Properties Inc.	911	13
Sterling Bancorp	1,272	13
Apollo Commercial Real Estate Finance Inc.	719	13
National Western Life Insurance Co. Class A	91	13
StellarOne Corp.	950	13
Medley Capital Corp.	957	13
MVC Capital Inc.	984	12
Presidential Life Corp.	891	12
* Central Pacific Financial Corp.	890	12
Duff & Phelps Corp. Class A	931	12
Great Southern Bancorp Inc.	419	12
Tower Group Inc.	660	12
Union First Market Bankshares Corp.	833	12
OneBeacon Insurance Group Ltd. Class A	934	12
German American Bancorp Inc.	520	12
Camden National Corp.	317	12
SY Bancorp Inc.	500	12
Agree Realty Corp.	470	12
Kite Realty Group Trust	2,266	12
* Ameris Bancorp	980	12
Coresite Realty Corp.	426	12
* Navigators Group Inc.	238	12
* Bancorp Inc.	1,190	12
Univest Corp. of Pennsylvania	691	11
* Taylor Capital Group Inc.	671	11
Lakeland Bancorp Inc.	1,109	11
* Knight Capital Group Inc. Class A	4,069	11
* Eagle Bancorp Inc.	653	11
* First BanCorp	2,891	11
Bancfirst Corp.	265	11
EverBank Financial Corp.	919	11
First Community Bancshares Inc.	734	11
Hudson Valley Holding Corp.	639	11
Summit Hotel Properties Inc.	1,257	11
Territorial Bancorp Inc.	454	10
Bank of the Ozarks Inc.	325	10
* Beneficial Mutual Bancorp Inc.	1,179	10
Bryn Mawr Bank Corp.	470	10
* INTL. FCStone Inc.	567	10
Monmouth Real Estate Investment Corp. Class A	915	10
CoBiz Financial Inc.	1,436	10
Federal Agricultural Mortgage Corp.	410	10
* OmniAmerican Bancorp Inc.	461	10
Centerstate Banks Inc.	1,237	10

41

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Virtus Investment Partners Inc.	118	10
Trico Bancshares	657	10
MainSource Financial Group Inc.	832	10
Financial Institutions Inc.	569	10
* Franklin Financial Corp.	589	10
Peoples Bancorp Inc.	439	10
RAIT Financial Trust	2,053	10
Citizens & Northern Corp.	503	10
* FelCor Lodging Trust Inc.	2,065	10
Arrow Financial Corp.	392	10
First Connecticut Bancorp Inc.	735	10
First Interstate Bancsystem Inc.	668	10
First of Long Island Corp.	318	10
Select Income REIT	379	9
* Cowen Group Inc. Class A	3,599	9
* MGIC Investment Corp.	7,946	9
New York Mortgage Trust Inc.	1,349	9
Republic Bancorp Inc. Class A	410	9
* Texas Capital Bancshares Inc.	199	9
Golub Capital BDC Inc.	589	9
United Financial Bancorp Inc.	639	9
National Bankshares Inc.	286	9
Enterprise Financial Services Corp.	734	9
Northfield Bancorp Inc.	605	9
One Liberty Properties Inc.	472	9
* BofI Holding Inc.	383	9
SeaBright Holdings Inc.	814	9
* Virginia Commerce Bancorp Inc.	1,103	9
Heritage Financial Corp.	637	9
PS Business Parks Inc.	130	9
* Southwest Bancorp Inc.	800	9
Calamos Asset Management Inc. Class A	792	9
First Financial Holdings Inc.	680	9
Home Loan Servicing Solutions Ltd.	554	9
Washington Banking Co.	634	9
Bank of Marin Bancorp	220	9
* Global Indemnity plc	425	9
FXCM Inc. Class A	974	9
CNB Financial Corp.	512	8
Baldwin & Lyons Inc.	375	8
Medallion Financial Corp.	736	8
OceanFirst Financial Corp.	593	8
Terreno Realty Corp.	552	8
Bank Mutual Corp.	1,906	8
Gladstone Commercial Corp.	450	8
Chatham Lodging Trust	573	8
Universal Health Realty Income Trust	185	8
GFI Group Inc.	2,838	8
Westfield Financial Inc.	1,094	8
Arlington Asset Investment Corp. Class A	345	8
Fox Chase Bancorp Inc.	523	8
New Mountain Finance Corp.	526	8
KCAP Financial Inc.	895	8
Parkway Properties Inc.	652	8
Whitestone REIT	574	8
Edelman Financial Group Inc.	849	7
* Pacific Capital Bancorp	163	7
* 1st United Bancorp Inc.	1,229	7
Gladstone Capital Corp.	864	7
Thomas Properties Group Inc.	1,324	7
* Phoenix Cos. Inc.	238	7
* Metro Bancorp Inc.	582	7
State Auto Financial Corp.	519	7
* DFC Global Corp.	391	7

42

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Alliance Financial Corp.	197	7
American National Bankshares Inc.	322	7
Bridge Bancorp Inc.	354	7
* SWS Group Inc.	1,200	7
Ames National Corp.	339	7
Western Asset Mortgage Capital Corp.	329	7
* Strategic Hotels & Resorts Inc.	1,140	7
Solar Senior Capital Ltd.	391	7
Gladstone Investment Corp.	909	7
* MetroCorp Bancshares Inc.	651	7
* GSV Capital Corp.	795	7
Home Federal Bancorp Inc.	646	7
THL Credit Inc.	491	7
Mission West Properties Inc.	750	7
Pacific Continental Corp.	749	7
BankFinancial Corp.	867	7
First Defiance Financial Corp.	400	7
NGP Capital Resources Co.	890	7
Manning & Napier Inc.	559	7
West Bancorporation Inc.	644	7
* First California Financial Group Inc.	923	6
* Park Sterling Corp.	1,343	6
National Interstate Corp.	257	6
* HomeStreet Inc.	180	6
Fidus Investment Corp.	388	6
Oppenheimer Holdings Inc. Class A	423	6
* Preferred Bank	484	6
* Guaranty Bancorp	3,132	6
First Bancorp	624	6
* Walker & Dunlop Inc.	468	6
MidWestOne Financial Group Inc.	280	6
* Suffolk Bancorp	400	6
Sovran Self Storage Inc.	106	6
* Mercantile Bank Corp.	355	6
Glimcher Realty Trust	574	6
Kearny Financial Corp.	622	6
Kansas City Life Insurance Co.	170	6
* AV Homes Inc.	406	6
Bank of Kentucky Financial Corp.	242	6
First Bancorp Inc.	363	6
Merchants Bancshares Inc.	211	6
ESB Financial Corp.	428	6
Penns Woods Bancorp Inc.	146	6
* American Safety Insurance Holdings Ltd.	337	6
Bar Harbor Bankshares	160	6
* Doral Financial Corp.	5,283	6
Kaiser Federal Financial Group Inc.	372	6
* Firsthand Technology Value Fund Inc.	352	6
Nicholas Financial Inc.	410	6
* Heritage Commerce Corp.	853	6
Marlin Business Services Corp.	339	6
Center Bancorp Inc.	489	6
Northrim BanCorp Inc.	266	5
Horizon Technology Finance Corp.	323	5
Sierra Bancorp	497	5
Peapack Gladstone Financial Corp.	365	5
Ares Commercial Real Estate Corp.	317	5
Provident Financial Holdings Inc.	400	5
First Pactrust Bancorp Inc.	437	5
C&F Financial Corp.	133	5
Consolidated-Tomoka Land Co.	177	5
* Gramercy Capital Corp.	1,889	5
SI Financial Group Inc.	435	5
* First Financial Northwest Inc.	659	5

43

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
UMH Properties Inc.	444	5
* FBR & Co.	1,646	5
Horizon Bancorp	180	5
Crawford & Co. Class B	1,078	5
* Home Bancorp Inc.	282	5
* Meridian Interstate Bancorp Inc.	321	5
* Sun Bancorp Inc.	1,639	5
Homeowners Choice Inc.	236	5
* Heritage Oaks Bancorp	827	5
Farmers National Banc Corp.	774	5
* Harris & Harris Group Inc.	1,276	5
Eastern Insurance Holdings Inc.	273	5
MidSouth Bancorp Inc.	344	4
Century Bancorp Inc. Class A	142	4
* Seacoast Banking Corp. of Florida	3,023	4
* Hallmark Financial Services	548	4
Urstadt Biddle Properties Inc. Class A	224	4
Donegal Group Inc. Class A	304	4
Heritage Financial Group Inc.	320	4
Capital City Bank Group Inc.	480	4
* BSB Bancorp Inc.	337	4
Access National Corp.	304	4
* Cape Bancorp Inc.	464	4
Peoples Federal Bancshares Inc.	251	4
* Bridge Capital Holdings	273	4
EastGroup Properties Inc.	74	4
Artio Global Investors Inc. Class A	1,270	4
Enterprise Bancorp Inc.	244	4
ESSA Bancorp Inc.	371	4
Middleburg Financial Corp.	222	4
TCP Capital Corp.	238	4
EMC Insurance Group Inc.	185	4
JMP Group Inc.	659	4
Fidelity Southern Corp.	393	3
Independence Holding Co.	336	3
* NASB Financial Inc.	173	3
Investors Title Co.	51	3
Resource America Inc. Class A	495	3
Clifton Savings Bancorp Inc.	313	3
Hingham Institution for Savings	48	3
* Pacific Mercantile Bancorp	439	3
Roma Financial Corp.	301	3
* First Marblehead Corp.	2,394	3
Gain Capital Holdings Inc.	611	3
* HFF Inc. Class A	198	3
Charter Financial Corp.	270	3
Universal Insurance Holdings Inc.	680	2
* Fortegra Financial Corp.	275	2
MicroFinancial Inc.	229	2
* CIFC Corp.	263	2
* Tree.com Inc.	116	2
* Waterstone Financial Inc.	364	2
* Capital Bank Corp.	721	2
California First National Bancorp	99	2
* Berkshire Bancorp Inc.	193	2
* FNB United Corp.	124	2
* Cascade Bancorp	269	1
* First Federal Bancshares of Arkansas Inc.	133	1
* Green Bankshares Inc.	659	1
Pzena Investment Management Inc. Class A	103	1
* Crescent Financial Bancshares Inc.	87	—
* Gyrodyne Co. of America Inc.	3	—
		8,926

44

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Health Care (4.9%)
* ViroPharma Inc.	2,890	77
* Magellan Health Services Inc.	1,073	53
* WellCare Health Plans Inc.	924	52
* Hanger Inc.	1,423	41
* Wright Medical Group Inc.	1,643	34
CONMED Corp.	1,182	32
* NuVasive Inc.	1,359	29
* MedAssets Inc.	1,634	28
* Molina Healthcare Inc.	1,150	28
* Amsurg Corp. Class A	892	26
* Kindred Healthcare Inc.	2,223	25
West Pharmaceutical Services Inc.	506	24
* Merit Medical Systems Inc.	1,663	24
* Greatbatch Inc.	977	23
STERIS Corp.	642	22
National Healthcare Corp.	435	19
* Par Pharmaceutical Cos. Inc.	373	19
Invacare Corp.	1,339	18
* Omnicell Inc.	1,219	18
* Amedisys Inc.	1,239	17
* Momenta Pharmaceuticals Inc.	1,183	17
* Triple-S Management Corp. Class B	798	16
* PharMerica Corp.	1,214	15
* Geron Corp.	5,432	15
* Select Medical Holdings Corp.	1,440	15
* Healthways Inc.	1,374	14
* HealthSouth Corp.	614	14
* Universal American Corp.	1,546	14
* Gentiva Health Services Inc.	1,252	14
* Integra LifeSciences Holdings Corp.	344	14
* Emergent Biosolutions Inc.	848	12
* ExamWorks Group Inc.	973	12
* Enzon Pharmaceuticals Inc.	1,737	12
* Nektar Therapeutics	1,367	12
* AngioDynamics Inc.	1,010	12
* BioScrip Inc.	1,313	11
* Affymetrix Inc.	2,905	11
* Immunogen Inc.	763	11
* Astex Pharmaceuticals	3,830	11
* LHC Group Inc.	620	11
Owens & Minor Inc.	379	11
* Lexicon Pharmaceuticals Inc.	4,654	10
* Symmetry Medical Inc.	1,039	10
* Hi-Tech Pharmacal Co. Inc.	271	10
* Arena Pharmaceuticals Inc.	1,034	9
* SurModics Inc.	489	9
* NPS Pharmaceuticals Inc.	1,187	9
* Sun Healthcare Group Inc.	1,050	9
* InterMune Inc.	1,187	9
* Solta Medical Inc.	2,838	9
* Five Star Quality Care Inc.	1,750	8
* RTI Biologics Inc.	2,155	8
Ensign Group Inc.	271	8
* Almost Family Inc.	340	8
* Cambrex Corp.	589	7
* Palomar Medical Technologies Inc.	804	7
* Maxygen Inc.	1,142	7
* Sunrise Senior Living Inc.	469	7
* Orthofix International NV	154	7
* AMN Healthcare Services Inc.	754	6
Assisted Living Concepts Inc. Class A	797	6
* CryoLife Inc.	1,133	6
* ArthroCare Corp.	197	6

45

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
PDL BioPharma Inc.	782	6
* Natus Medical Inc.	469	5
* Cynosure Inc. Class A	197	5
* Rigel Pharmaceuticals Inc.	541	5
* Targacept Inc.	1,120	5
* Chindex International Inc.	476	5
Young Innovations Inc.	126	5
* Providence Service Corp.	404	5
* Vocera Communications Inc.	161	5
* Cross Country Healthcare Inc.	1,118	5
* Exactech Inc.	273	4
* Sequenom Inc.	1,121	4
* Alphatec Holdings Inc.	2,249	4
* Harvard Bioscience Inc.	950	4
* Derma Sciences Inc.	361	3
* Tornier NV	188	3
* Dynavax Technologies Corp.	839	3
* Curis Inc.	742	3
* Lannett Co. Inc.	657	3
* Transcept Pharmaceuticals Inc.	458	3
* Pacific Biosciences of California Inc.	1,526	3
* AMAG Pharmaceuticals Inc.	181	3
* PDI Inc.	376	3
* ICU Medical Inc.	47	3
* Cornerstone Therapeutics Inc.	364	2
* Codexis Inc.	1,077	2
* Zeltiq Aesthetics Inc.	418	2
* XenoPort Inc.	235	2
* Integramed America Inc.	151	2
* Idenix Pharmaceuticals Inc.	357	2
* Capital Senior Living Corp.	167	2
* Supernus Pharmaceuticals Inc.	157	2
* Vanguard Health Systems Inc.	194	2
* Merge Healthcare Inc.	586	2
* Horizon Pharma Inc.	394	2
* Agenus Inc.	376	2
* AVANIR Pharmaceuticals Inc.	492	2
* Cumberland Pharmaceuticals Inc.	246	1
* Cytori Therapeutics Inc.	432	1
* XOMA Corp.	387	1
* PhotoMedex Inc.	100	1
* AVEO Pharmaceuticals Inc.	135	1
* Greenway Medical Technologies	85	1
* Cerus Corp.	333	1
* Vical Inc.	221	1
* Epocrates Inc.	89	1
* Repligen Corp.	98	1
* GTx Inc.	132	—
* Mediware Information Systems	33	—
* Rochester Medical Corp.	42	—
* Rockwell Medical Technologies Inc.	33	—
* Skilled Healthcare Group Inc.	42	—
		1,191
Industrials (12.9%)
EMCOR Group Inc.	2,778	77
* Esterline Technologies Corp.	1,276	76
Actuant Corp. Class A	2,449	69
Geo Group Inc.	2,567	68
* Teledyne Technologies Inc.	993	64
AO Smith Corp.	1,170	64
* Moog Inc. Class A	1,664	61
Curtiss-Wright Corp.	1,944	58
Brady Corp. Class A	2,033	57
* Atlas Air Worldwide Holdings Inc.	1,095	56

46

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Robbins & Myers Inc.	941	56
Barnes Group Inc.	2,247	53
* Dollar Thrifty Automotive Group Inc.	551	48
* JetBlue Airways Corp.	9,682	47
* EnerSys Inc.	1,270	47
ABM Industries Inc.	2,238	45
* FTI Consulting Inc.	1,739	45
Granite Construction Inc.	1,601	44
Watts Water Technologies Inc. Class A	1,163	43
Mueller Industries Inc.	941	41
United Stationers Inc.	1,589	38
UniFirst Corp.	601	38
Simpson Manufacturing Co. Inc.	1,494	38
Briggs & Stratton Corp.	2,031	35
* Orbital Sciences Corp.	2,464	34
Amerco Inc.	359	33
Universal Forest Products Inc.	825	32
* Interline Brands Inc.	1,196	30
Kaydon Corp.	1,344	30
* Korn/Ferry International	2,002	29
Aircastle Ltd.	2,456	28
* Aegion Corp. Class A	1,414	28
* Mobile Mini Inc.	1,606	27
* Seaboard Corp.	13	27
ESCO Technologies Inc.	761	27
Quanex Building Products Corp.	1,539	27
Steelcase Inc. Class A	2,751	27
AAR Corp.	1,691	25
* Astec Industries Inc.	842	25
NACCO Industries Inc. Class A	232	25
G&K Services Inc. Class A	778	24
Ceradyne Inc.	1,020	24
Albany International Corp.	1,141	24
* Navigant Consulting Inc.	2,171	24
* Rush Enterprises Inc. Class A	1,374	23
* Sykes Enterprises Inc.	1,634	22
CIRCOR International Inc.	666	21
TAL International Group Inc.	601	20
Deluxe Corp.	709	20
Resources Connection Inc.	1,790	20
Encore Wire Corp.	685	19
Quad/Graphics Inc.	1,036	19
Apogee Enterprises Inc.	1,197	19
Griffon Corp.	1,922	19
Standex International Corp.	413	18
* ICF International Inc.	823	18
Cascade Corp.	369	18
SkyWest Inc.	1,960	17
Viad Corp.	833	17
* ACCO Brands Corp.	2,567	17
American Science & Engineering Inc.	284	17
* GeoEye Inc.	622	17
* Tutor Perini Corp.	1,514	16
* Layne Christensen Co.	817	16
Great Lakes Dredge & Dock Corp.	2,162	16
Ennis Inc.	1,077	16
Cubic Corp.	304	15
* EnPro Industries Inc.	403	15
Kimball International Inc. Class B	1,341	15
* Rexnord Corp.	927	14
Global Power Equipment Group Inc.	707	14
* Federal Signal Corp.	2,307	14
* Gibraltar Industries Inc.	1,257	14
Kelly Services Inc. Class A	1,102	14

47

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Greenbrier Cos. Inc.	940	14
* Meritor Inc.	3,032	14
National Presto Industries Inc.	177	13
Douglas Dynamics Inc.	910	13
* Tetra Tech Inc.	483	13
McGrath RentCorp	495	12
LB Foster Co. Class A	375	12
Generac Holdings Inc.	552	12
* Columbus McKinnon Corp.	798	12
* Saia Inc.	537	12
Marten Transport Ltd.	641	11
Comfort Systems USA Inc.	1,086	11
* American Railcar Industries Inc.	390	11
Primoris Services Corp.	898	11
* Kadant Inc.	481	11
Multi-Color Corp.	522	11
* Air Transport Services Group Inc.	2,186	10
* Accuride Corp.	1,947	10
* Northwest Pipe Co.	386	10
Arkansas Best Corp.	1,047	10
* DigitalGlobe Inc.	457	10
Altra Holdings Inc.	503	9
* H&E Equipment Services Inc.	523	9
Heidrick & Struggles International Inc.	740	9
* Lydall Inc.	703	9
FreightCar America Inc.	493	9
* Consolidated Graphics Inc.	328	9
Knoll Inc.	600	9
* CBIZ Inc.	1,563	9
Mueller Water Products Inc. Class A	2,237	9
* Orion Marine Group Inc.	1,116	9
* Michael Baker Corp.	356	9
Alamo Group Inc.	285	8
* Swisher Hygiene Inc.	4,633	8
* NCI Building Systems Inc.	745	8
* Powell Industries Inc.	211	8
* Kratos Defense & Security Solutions Inc.	1,651	8
CDI Corp.	470	8
* MYR Group Inc.	378	8
* Pendrell Corp.	6,368	8
* Wesco Aircraft Holdings Inc.	544	8
Aceto Corp.	847	8
* Furmanite Corp.	1,532	8
SeaCube Container Leasing Ltd.	391	7
Belden Inc.	207	7
Miller Industries Inc.	456	7
* TrueBlue Inc.	449	7
Insteel Industries Inc.	686	7
* Aerovironment Inc.	286	7
* CRA International Inc.	427	7
* Patriot Transportation Holding Inc.	262	7
Twin Disc Inc.	351	7
* American Woodmark Corp.	333	6
Schawk Inc. Class A	488	6
* LMI Aerospace Inc.	327	6
* Hudson Global Inc.	1,368	6
* CAI International Inc.	318	6
* Pike Electric Corp.	708	6
* EnerNOC Inc.	626	6
* PMFG Inc.	855	6
* II-VI Inc.	321	6
Ampco-Pittsburgh Corp.	351	6
* NN Inc.	700	6
Heartland Express Inc.	449	6

48

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Sterling Construction Co. Inc.	603	6
* EnergySolutions Inc.	2,381	6
Dynamic Materials Corp.	352	6
* Hawaiian Holdings Inc.	956	6
Werner Enterprises Inc.	254	6
Applied Industrial Technologies Inc.	137	6
* Hurco Cos. Inc.	266	6
* American Superconductor Corp.	1,444	5
* Quality Distribution Inc.	551	5
Argan Inc.	317	5
US Ecology Inc.	282	5
* Encore Capital Group Inc.	187	5
LSI Industries Inc.	803	5
* Alaska Air Group Inc.	156	5
* Pacer International Inc.	1,276	5
Houston Wire & Cable Co.	472	5
Preformed Line Products Co.	87	5
* Flow International Corp.	1,551	5
Met-Pro Corp.	559	5
* American Reprographics Co.	1,243	5
* KEYW Holding Corp.	442	5
* Rand Logistics Inc.	691	5
* Casella Waste Systems Inc. Class A	1,004	5
Courier Corp.	427	5
* GenCorp Inc.	507	5
* FuelCell Energy Inc.	4,618	5
* Energy Recovery Inc.	1,808	5
* Dolan Co.	1,258	4
* Cenveo Inc.	2,221	4
* Roadrunner Transportation Systems Inc.	251	4
Eastern Co.	256	4
Asta Funding Inc.	456	4
Hardinge Inc.	481	4
* Asset Acceptance Capital Corp.	652	4
* API Technologies Corp.	1,331	4
* Republic Airways Holdings Inc.	899	4
* Vicor Corp.	663	4
VSE Corp.	169	4
* Metalico Inc.	1,649	4
International Shipholding Corp.	226	4
* Genco Shipping & Trading Ltd.	1,285	4
* Edgen Group Inc.	464	3
* Hill International Inc.	879	3
Universal Truckload Services Inc.	226	3
NL Industries Inc.	270	3
HNI Corp.	102	3
* RailAmerica Inc.	103	3
* Willis Lease Finance Corp.	224	3
Franklin Electric Co. Inc.	51	3
* TMS International Corp. Class A	265	3
* Dycom Industries Inc.	176	3
* Ameresco Inc. Class A	199	2
* Trimas Corp.	107	2
* WageWorks Inc.	113	2
* Franklin Covey Co.	181	2
* BlueLinx Holdings Inc.	827	2
* Zipcar Inc.	212	2
* PGT Inc.	472	2
* GP Strategies Corp.	71	1
Intersections Inc.	128	1
* Kforce Inc.	118	1
SIFCO Industries Inc.	71	1
Sypris Solutions Inc.	182	1
* A123 Systems Inc.	4,463	1

49

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* RPX Corp.	91	1
Compx International Inc.	61	1
* TRC Cos. Inc.	75	1
Ceco Environmental Corp.	37	—
* Park-Ohio Holdings Corp.	16	—
* AT Cross Co. Class A	31	—
* Enphase Energy Inc.	54	—
		3,154
Information Technology (12.6%)
Convergys Corp.	4,867	76
MKS Instruments Inc.	2,195	60
* Arris Group Inc.	4,070	56
* Acxiom Corp.	3,182	54
* CACI International Inc. Class A	1,015	54
Tellabs Inc.	15,172	54
* Finisar Corp.	3,782	52
* Cymer Inc.	888	50
* First Solar Inc.	2,515	50
* Entegris Inc.	5,707	50
* Progress Software Corp.	2,604	50
* International Rectifier Corp.	2,867	50
Intersil Corp. Class A	5,280	47
* JDA Software Group Inc.	1,369	42
Plantronics Inc.	1,179	42
* Veeco Instruments Inc.	1,196	41
* TriQuint Semiconductor Inc.	7,029	39
* Benchmark Electronics Inc.	2,416	39
* RF Micro Devices Inc.	10,154	38
* SYNNEX Corp.	1,097	38
* Euronet Worldwide Inc.	2,117	38
* QLogic Corp.	3,066	37
* Monster Worldwide Inc.	5,053	35
* OmniVision Technologies Inc.	2,165	35
* ScanSource Inc.	1,153	35
* Insight Enterprises Inc.	1,858	33
* Coherent Inc.	705	33
Tessera Technologies Inc.	2,169	33
* NETGEAR Inc.	881	32
* Integrated Device Technology Inc.	5,955	32
* WebMD Health Corp.	2,110	32
EarthLink Inc.	4,437	30
* Mentor Graphics Corp.	1,771	29
* Sanmina-SCI Corp.	3,370	29
Anixter International Inc.	463	28
* Electronics for Imaging Inc.	1,791	28
* Diodes Inc.	1,467	27
* Brightpoint Inc.	2,898	26
* Rofin-Sinar Technologies Inc.	1,180	26
* Digital River Inc.	1,526	25
* Emulex Corp.	3,643	25
* Plexus Corp.	813	24
* ATMI Inc.	1,256	24
* TiVo Inc.	2,577	23
* TTM Technologies Inc.	2,197	23
* Bottomline Technologies Inc.	1,028	23
* SS&C Technologies Holdings Inc.	1,031	23
* Spansion Inc. Class A	1,993	23
Park Electrochemical Corp.	859	22
Brooks Automation Inc.	2,781	22
* Harmonic Inc.	4,861	22
* Blucora Inc.	1,400	22
* Advanced Energy Industries Inc.	1,676	21
Mantech International Corp. Class A	954	21
Comtech Telecommunications Corp.	742	21

50

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* ValueClick Inc.	1,241	20
* Entropic Communications Inc.	3,707	20
* Newport Corp.	1,612	20
* MEMC Electronic Materials Inc.	7,395	20
* Lattice Semiconductor Corp.	4,983	19
* Unisys Corp.	909	19
United Online Inc.	3,824	19
Black Box Corp.	723	19
* Rambus Inc.	4,310	18
* Accelrys Inc.	2,349	18
* Power-One Inc.	2,759	17
* OCZ Technology Group Inc.	2,769	16
* TeleTech Holdings Inc.	945	16
* Sonus Networks Inc.	7,979	15
* Rogers Corp.	387	15
* Nanometrics Inc.	966	15
* Photronics Inc.	2,484	15
* Quantum Corp.	9,058	15
* Amkor Technology Inc.	3,059	14
Methode Electronics Inc.	1,523	14
EPIQ Systems Inc.	1,195	14
CTS Corp.	1,401	14
* Ciena Corp.	1,000	14
* Checkpoint Systems Inc.	1,663	13
* Applied Micro Circuits Corp.	2,554	13
* Intermec Inc.	2,154	13
* Oplink Communications Inc.	785	13
* CSG Systems International Inc.	593	13
* Sycamore Networks Inc.	844	13
* Mercury Computer Systems Inc.	1,274	12
* Rudolph Technologies Inc.	1,323	12
Electro Rent Corp.	696	12
Electro Scientific Industries Inc.	942	12
* QuinStreet Inc.	1,344	12
* LTX-Credence Corp.	2,016	11
* Avid Technology Inc.	1,229	11
* Integrated Silicon Solution Inc.	1,124	11
* Digi International Inc.	1,059	11
* Fabrinet	907	11
* STEC Inc.	1,458	11
Daktronics Inc.	1,125	11
* Silicon Graphics International Corp.	1,245	11
* Zygo Corp.	546	11
* Symmetricom Inc.	1,712	11
* CIBER Inc.	2,996	10
* FormFactor Inc.	2,041	10
* GSI Group Inc.	1,135	10
* Exar Corp.	1,329	10
* MoneyGram International Inc.	632	10
* FSI International Inc.	1,612	10
* Anaren Inc.	500	10
* IXYS Corp.	1,009	10
j2 Global Inc.	328	10
* Seachange International Inc.	1,176	10
* Kopin Corp.	2,749	10
* Sigma Designs Inc.	1,354	9
Cohu Inc.	1,003	9
* Kemet Corp.	1,847	9
Bel Fuse Inc. Class B	437	9
Keynote Systems Inc.	646	9
* IntraLinks Holdings Inc.	1,500	8
* Pericom Semiconductor Corp.	972	8
* Oclaro Inc.	3,033	8
* Internap Network Services Corp.	1,078	8

51

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* KIT Digital Inc.	2,272	7
* Supertex Inc.	425	7
* Imation Corp.	1,272	7
* RealNetworks Inc.	899	7
* Multi-Fineline Electronix Inc.	286	7
Ebix Inc.	291	7
* Vishay Precision Group Inc.	507	7
* Inphi Corp.	574	7
Richardson Electronics Ltd.	566	7
* Alpha & Omega Semiconductor Ltd.	707	7
* VASCO Data Security International Inc.	638	6
* Intevac Inc.	957	6
* Rubicon Technology Inc.	700	6
* Aeroflex Holding Corp.	813	6
* Aviat Networks Inc.	2,520	6
* Limelight Networks Inc.	2,474	6
* Ultra Clean Holdings	958	6
* Calix Inc.	1,059	6
* ePlus Inc.	164	6
* Aspen Technology Inc.	216	5
* DealerTrack Holdings Inc.	187	5
* DSP Group Inc.	899	5
FEI Co.	95	5
* Agilysys Inc.	602	5
* ModusLink Global Solutions Inc.	1,623	5
PC-Tel Inc.	760	5
* MoSys Inc.	1,383	5
* Axcelis Technologies Inc.	4,427	5
PC Connection Inc.	367	5
* NeoPhotonics Corp.	805	4
* AXT Inc.	1,329	4
Littelfuse Inc.	85	4
* GT Advanced Technologies Inc.	740	4
* MaxLinear Inc.	751	4
* Westell Technologies Inc. Class A	1,999	4
* Pervasive Software Inc.	505	4
* TeleNav Inc.	683	4
* Bankrate Inc.	232	4
* STR Holdings Inc.	1,245	4
* SunPower Corp. Class A	882	4
* Mindspeed Technologies Inc.	1,486	4
* Key Tronic Corp.	355	4
* Ceva Inc.	234	4
* GSI Technology Inc.	848	4
* Audience Inc.	207	4
* TechTarget Inc.	634	4
* Radisys Corp.	942	3
* ANADIGICS Inc.	2,897	3
* Perficient Inc.	301	3
* Demand Media Inc.	314	3
Marchex Inc. Class B	933	3
* MIPS Technologies Inc. Class A	450	3
* Silicon Image Inc.	562	3
Telular Corp.	271	3
* Infinera Corp.	456	3
* Globecomm Systems Inc.	217	3
* Rosetta Stone Inc.	223	3
* RealD Inc.	254	3
* Echelon Corp.	728	2
* Measurement Specialties Inc.	74	2
* Viasystems Group Inc.	158	2
* M/A-COM Technology Solutions Holdings Inc.	208	2
* Computer Task Group Inc.	148	2
* Mattson Technology Inc.	2,405	2

52

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Sapiens International Corp. NV	563	2
Tessco Technologies Inc.	109	2
Loral Space & Communications Inc.	28	2
* support.com Inc.	617	2
* MeetMe Inc.	749	2
* Super Micro Computer Inc.	132	2
* KVH Industries Inc.	107	1
* AuthenTec Inc.	160	1
* Actuate Corp.	176	1
* ShoreTel Inc.	305	1
* PLX Technology Inc.	187	1
* Market Leader Inc.	201	1
* Glu Mobile Inc.	200	1
* Envivio Inc.	261	1
* Immersion Corp.	76	—
* QuickLogic Corp.	161	—
* Demandware Inc.	12	—
* Unwired Planet Inc.	167	—
Aware Inc.	48	—
* Infoblox Inc.	13	—
QAD Inc. Class A	21	—
* Bazaarvoice Inc.	16	—
* Millennial Media Inc.	19	—
* Ipass Inc.	120	—
* Proofpoint Inc.	12	—
* AVG Technologies NV	14	—
* Brightcove Inc.	9	—
* Mattersight Corp.	19	—
* Synacor Inc.	12	—
		3,075
Materials (5.3%)
* Louisiana-Pacific Corp.	5,743	77
Sensient Technologies Corp.	2,084	75
Hecla Mining Co.	11,819	64
* Coeur d'Alene Mines Corp.	2,210	51
* Stillwater Mining Co.	4,819	51
Minerals Technologies Inc.	738	50
Worthington Industries Inc.	2,164	45
Kaiser Aluminum Corp.	800	45
* Resolute Forest Products	3,372	42
* Graphic Packaging Holding Co.	6,979	39
* Texas Industries Inc.	941	37
Globe Specialty Metals Inc.	2,389	35
* KapStone Paper and Packaging Corp.	1,691	34
* McEwen Mining Inc.	8,257	33
Boise Inc.	4,202	32
A Schulman Inc.	1,237	30
Schnitzer Steel Industries Inc.	1,055	29
* Kraton Performance Polymers Inc.	1,350	29
* RTI International Metals Inc.	1,269	28
* Innospec Inc.	835	26
PH Glatfelter Co.	1,494	25
* OM Group Inc.	1,360	25
Olin Corp.	1,039	22
Georgia Gulf Corp.	533	21
* Chemtura Corp.	1,271	21
Buckeye Technologies Inc.	678	21
AK Steel Holding Corp.	3,896	20
Quaker Chemical Corp.	384	18
Materion Corp.	766	16
Tredegar Corp.	993	16
* Horsehead Holding Corp.	1,802	16
* Golden Star Resources Ltd.	10,646	15

53

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* SunCoke Energy Inc.	847	14
* Century Aluminum Co.	2,117	13
PolyOne Corp.	789	13
* LSB Industries Inc.	328	12
* Ferro Corp.	3,561	12
Schweitzer-Mauduit International Inc.	336	11
* Universal Stainless & Alloy	282	10
* Zoltek Cos. Inc.	1,132	10
* AM Castle & Co.	687	9
FutureFuel Corp.	794	8
* Landec Corp.	790	8
Zep Inc.	535	8
* Clearwater Paper Corp.	196	7
* Vista Gold Corp.	2,393	7
* Gold Reserve Inc. Class A	1,883	7
Neenah Paper Inc.	259	7
* Spartech Corp.	1,267	7
* General Moly Inc.	2,336	6
* Golden Minerals Co.	1,179	6
* TPC Group Inc.	149	6
Olympic Steel Inc.	375	6
* Calgon Carbon Corp.	371	5
* Metals USA Holdings Corp.	361	5
Haynes International Inc.	89	4
Chase Corp.	263	4
* UFP Technologies Inc.	227	4
* Revett Minerals Inc.	1,049	3
Stepan Co.	20	2
AMCOL International Corp.	63	2
Wausau Paper Corp.	123	1
* Handy & Harman Ltd.	20	—
* United States Lime & Minerals Inc.	3	—
		1,305
Telecommunication Services (0.6%)
* Cincinnati Bell Inc.	5,315	25
Shenandoah Telecommunications Co.	981	15
* Premiere Global Services Inc.	1,583	15
* Vonage Holdings Corp.	6,544	14
* Iridium Communications Inc.	1,758	13
* Neutral Tandem Inc.	1,156	13
USA Mobility Inc.	911	10
Consolidated Communications Holdings Inc.	584	9
* Leap Wireless International Inc.	1,648	9
* Cbeyond Inc.	1,043	8
* Hawaiian Telcom Holdco Inc.	422	7
* magicJack VocalTec Ltd.	191	5
* ORBCOMM Inc.	742	3
* Fairpoint Communications Inc.	172	1
* inContact Inc.	144	1
IDT Corp. Class B	72	1
		149
Utilities (6.9%)
Cleco Corp.	2,532	104
IDACORP Inc.	2,083	86
Piedmont Natural Gas Co. Inc.	2,731	85
Portland General Electric Co.	3,140	84
WGL Holdings Inc.	2,149	84
Southwest Gas Corp.	1,918	82
* GenOn Energy Inc.	32,236	82
New Jersey Resources Corp.	1,733	78
UIL Holdings Corp.	2,108	74
PNM Resources Inc.	3,325	68
UNS Energy Corp.	1,681	67
ALLETE Inc.	1,594	66

54

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2012

Market
Value
Shares	($000)
Black Hills Corp.	1,827	63
Avista Corp.	2,449	62
Atlantic Power Corp.	4,342	61
NorthWestern Corp.	1,508	55
El Paso Electric Co.	1,659	55
Northwest Natural Gas Co.	1,110	55
South Jersey Industries Inc.	985	50
MGE Energy Inc.	958	47
CH Energy Group Inc.	618	40
Laclede Group Inc.	938	40
Empire District Electric Co.	1,758	37
Otter Tail Corp.	1,418	32
American States Water Co.	698	31
Chesapeake Utilities Corp.	395	19
California Water Service Group	889	16
Unitil Corp.	566	15
Middlesex Water Co.	646	12
Ormat Technologies Inc.	526	10
SJW Corp.	400	9
Artesian Resources Corp. Class A	308	7
Delta Natural Gas Co. Inc.	280	6
Consolidated Water Co. Ltd.	600	5
Genie Energy Ltd. Class B	623	5
Connecticut Water Service Inc.	126	4
York Water Co.	132	2
*	Cadiz Inc.	27	—
*	American DG Energy Inc.	75	—

1,698

Total Common Stocks (Cost $23,969)	24,479

Coupon

Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1	Vanguard Market Liquidity Fund (Cost $15)	0.158%	15,000	15

Total Investments (100.2%) (Cost $23,984)	24,494
Other Assets and Liabilities—Net (-0.2%)	(37)
Net Assets (100%)	24,457

Securities with a market value of less than $500 are displayed with a dash.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.

55

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)

Common Stocks (100.0%)
Consumer Discretionary (16.3%)
Wolverine World Wide Inc.	8,997	423
Six Flags Entertainment Corp.	7,333	405
Brunswick Corp.	16,510	391
Domino's Pizza Inc.	10,703	379
* Cabela's Inc.	7,820	375
* Life Time Fitness Inc.	7,336	348
Pool Corp.	8,778	346
* Warnaco Group Inc.	6,652	342
* Tenneco Inc.	11,219	341
Pier 1 Imports Inc.	17,953	332
Cheesecake Factory Inc.	9,982	332
* ANN Inc.	9,016	321
* Genesco Inc.	4,522	319
HSN Inc.	7,007	316
* Steven Madden Ltd.	7,257	311
* Select Comfort Corp.	10,479	299
* Coinstar Inc.	5,783	296
* Vitamin Shoppe Inc.	5,439	292
* Crocs Inc.	16,614	291
* Hibbett Sports Inc.	4,877	283
* Buffalo Wild Wings Inc.	3,436	264
* Express Inc.	16,524	258
* Collective Brands Inc.	11,247	243
* Lumber Liquidators Holdings Inc.	5,096	238
Buckle Inc.	5,125	233
* Lions Gate Entertainment Corp.	15,665	232
* Jos A Bank Clothiers Inc.	4,776	230
* Francesca's Holdings Corp.	6,425	227
Cracker Barrel Old Country Store Inc.	3,561	224
* Aeropostale Inc.	15,041	210
Cooper Tire & Rubber Co.	9,989	200
Texas Roadhouse Inc. Class A	11,551	198
Monro Muffler Brake Inc.	5,719	194
* BJ's Restaurants Inc.	4,540	186
Hillenbrand Inc.	10,207	185
* Peet's Coffee & Tea Inc.	2,452	180
* Jack in the Box Inc.	6,613	173
Arbitron Inc.	4,896	172
* Papa John's International Inc.	3,320	171
* Grand Canyon Education Inc.	7,395	156
* Shuffle Master Inc.	10,172	154
Sturm Ruger & Co. Inc.	3,544	153
* DineEquity Inc.	2,830	150
Cato Corp. Class A	5,074	149
* Gaylord Entertainment Co.	3,539	143
Strayer Education Inc.	2,196	142
Oxford Industries Inc.	2,593	141
Sotheby's	4,401	138
* Dorman Products Inc.	4,533	134
Interval Leisure Group Inc.	7,177	132
* Steiner Leisure Ltd.	2,827	132
* iRobot Corp.	5,084	128
* Asbury Automotive Group Inc.	4,565	126
Ryland Group Inc.	4,656	125
Vail Resorts Inc.	2,346	121
* Zumiez Inc.	4,053	118
* Valassis Communications Inc.	4,508	113
* American Public Education Inc.	3,335	112
True Religion Apparel Inc.	4,770	111
* AFC Enterprises Inc.	4,504	108
* K12 Inc.	4,934	104

56

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Arctic Cat Inc.	2,339	101
* LeapFrog Enterprises Inc.	9,333	101
CEC Entertainment Inc.	3,383	101
* Children's Place Retail Stores Inc.	1,696	97
* Smith & Wesson Holding Corp.	11,997	96
Ameristar Casinos Inc.	5,301	89
* Blue Nile Inc.	2,296	86
Ethan Allen Interiors Inc.	3,869	85
* Sonic Corp.	9,027	85
* Tumi Holdings Inc.	3,988	84
Finish Line Inc. Class A	3,558	82
Blyth Inc.	1,918	81
* rue21 inc	2,858	81
* Multimedia Games Holding Co. Inc.	5,057	79
* Vera Bradley Inc.	3,722	79
* Capella Education Co.	2,491	77
Matthews International Corp. Class A	2,473	74
Hot Topic Inc.	7,786	74
* Maidenform Brands Inc.	3,096	69
* Denny's Corp.	13,925	68
* America's Car-Mart Inc.	1,476	67
* Mattress Firm Holding Corp.	2,030	65
* Amerigon Inc.	5,449	65
Men's Wearhouse Inc.	1,961	62
* Bravo Brio Restaurant Group Inc.	3,600	58
* Town Sports International Holdings Inc.	4,270	56
* Libbey Inc.	3,779	56
Nutrisystem Inc.	5,233	54
Penske Automotive Group Inc.	2,017	54
* Cavco Industries Inc.	1,144	52
* Meritage Homes Corp.	1,362	51
National CineMedia Inc.	3,456	50
* Caribou Coffee Co. Inc.	3,881	50
* Shutterfly Inc.	1,652	49
* Drew Industries Inc.	1,671	48
Belo Corp. Class A	6,293	46
* Skullcandy Inc.	2,975	46
Churchill Downs Inc.	787	45
* Caesars Entertainment Corp.	6,045	43
* Fiesta Restaurant Group Inc.	2,679	43
World Wrestling Entertainment Inc. Class A	4,621	41
* Ruth's Hospitality Group Inc.	6,548	40
* La-Z-Boy Inc.	2,836	39
PetMed Express Inc.	3,780	39
Dana Holding Corp.	2,827	39
* Red Robin Gourmet Burgers Inc.	1,218	38
* Zagg Inc.	4,734	36
* Bridgepoint Education Inc.	3,235	32
Universal Technical Institute Inc.	2,619	31
* Tilly's Inc. Class A	1,708	31
* Jamba Inc.	12,509	31
Bob Evans Farms Inc.	737	29
* Gordmans Stores Inc.	1,572	28
* Body Central Corp.	3,006	26
* Vitacost.com Inc.	4,104	26
* ReachLocal Inc.	1,887	24
RG Barry Corp.	1,483	21
Winmark Corp.	423	21
Destination Maternity Corp.	1,093	20
* Overstock.com Inc.	2,168	19
* Ignite Restaurant Group Inc.	1,233	18
Cherokee Inc.	1,402	18
* Rentrak Corp.	1,038	18
MDC Partners Inc. Class A	1,784	18

57

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Teavana Holdings Inc.	1,630	18
Einstein Noah Restaurant Group Inc.	1,024	18
* Winnebago Industries Inc.	1,527	18
* Nathan's Famous Inc.	497	16
Core-Mark Holding Co. Inc.	347	16
* MTR Gaming Group Inc.	4,202	15
* Fifth & Pacific Cos. Inc.	1,132	15
* Geeknet Inc.	831	15
Collectors Universe	993	15
* G-III Apparel Group Ltd.	386	12
* Orbitz Worldwide Inc.	4,276	12
* Carmike Cinemas Inc.	1,047	12
* New York & Co. Inc.	3,141	12
* Carrols Restaurant Group Inc.	1,983	11
* Premier Exhibitions Inc.	4,778	11
* Fuel Systems Solutions Inc.	576	10
* Scientific Games Corp. Class A	1,383	10
* Five Below Inc.	301	10
* Morgans Hotel Group Co.	1,838	10
* Kenneth Cole Productions Inc. Class A	606	9
Sinclair Broadcast Group Inc. Class A	769	9
* Biglari Holdings Inc.	25	9
* Pinnacle Entertainment Inc.	779	9
Movado Group Inc.	236	8
* US Auto Parts Network Inc.	2,741	8
* Tower International Inc.	1,069	8
* CafePress Inc.	854	8
Marine Products Corp.	1,106	6
American Greetings Corp. Class A	444	6
* Conn's Inc.	273	6
Outdoor Channel Holdings Inc.	807	6
* Barnes & Noble Inc.	438	5
* Boyd Gaming Corp.	755	5
Mac-Gray Corp.	315	4
* Digital Domain Media Group Inc.	1,983	4
* Nexstar Broadcasting Group Inc. Class A	371	3
bebe stores inc	459	2
National American University Holdings Inc.	552	2
* Global Sources Ltd.	362	2
Value Line Inc.	165	2
* Crown Media Holdings Inc. Class A	946	2
* Citi Trends Inc.	137	2
Weyco Group Inc.	46	1
* Systemax Inc.	77	1
* hhgregg Inc.	111	1
* 1-800-Flowers.com Inc. Class A	205	1
* Dial Global Inc.	204	1
* Beasley Broadcasting Group Inc. Class A	35	—
		17,468
Consumer Staples (4.7%)
* United Natural Foods Inc.	9,031	519
* Hain Celestial Group Inc.	6,814	470
Casey's General Stores Inc.	7,039	398
B&G Foods Inc. Class A	8,935	262
Lancaster Colony Corp.	3,418	248
PriceSmart Inc.	3,358	246
* TreeHouse Foods Inc.	4,485	233
Sanderson Farms Inc.	4,251	187
* Elizabeth Arden Inc.	3,983	185
Snyders-Lance Inc.	7,262	170
J&J Snack Foods Corp.	2,740	156
* Boston Beer Co. Inc. Class A	1,441	149
WD-40 Co.	2,947	144
Spectrum Brands Holdings Inc.	3,557	131

58

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Vector Group Ltd.	7,375	125
* Darling International Inc.	6,614	110
* Post Holdings Inc.	3,599	107
Tootsie Roll Industries Inc.	4,108	104
* Star Scientific Inc.	26,951	101
* Prestige Brands Holdings Inc.	6,137	99
Cal-Maine Foods Inc.	2,299	92
* Medifast Inc.	2,559	71
SUPERVALU Inc.	29,649	71
Coca-Cola Bottling Co. Consolidated	859	59
Calavo Growers Inc.	2,190	58
* USANA Health Sciences Inc.	1,096	50
* Pilgrim's Pride Corp.	8,941	48
* Schiff Nutrition International Inc.	2,457	47
Harris Teeter Supermarkets Inc.	1,113	44
Inter Parfums Inc.	2,179	36
* Chefs' Warehouse Inc.	2,045	31
* National Beverage Corp.	2,099	31
* Susser Holdings Corp.	886	30
Roundy's Inc.	3,716	28
Limoneira Co.	1,539	27
* Annie's Inc.	654	27
Female Health Co.	3,560	24
Nature's Sunshine Products Inc.	1,279	20
* Synutra International Inc.	3,216	18
* Inventure Foods Inc.	2,430	15
* Central Garden and Pet Co. Class A	1,076	13
* Rite Aid Corp.	10,548	13
Arden Group Inc.	139	13
Orchids Paper Products Co.	512	9
Alico Inc.	288	9
Lifeway Foods Inc.	856	8
* Craft Brew Alliance Inc.	802	6
* Pantry Inc.	365	5
* Westway Group Inc.	155	1
* Farmer Bros Co.	56	1
		5,049
Energy (5.6%)
* Dril-Quip Inc.	7,431	520
* Kodiak Oil & Gas Corp.	48,724	436
* Oasis Petroleum Inc.	14,769	433
* Rosetta Resources Inc.	9,779	420
Berry Petroleum Co. Class A	9,677	356
Energy XXI Bermuda Ltd.	10,612	349
Lufkin Industries Inc.	6,208	325
Targa Resources Corp.	5,365	243
* Northern Oil and Gas Inc.	11,756	192
Western Refining Inc.	6,269	175
* Clean Energy Fuels Corp.	12,229	161
* ION Geophysical Corp.	24,425	159
* Carrizo Oil & Gas Inc.	6,315	159
* Approach Resources Inc.	5,353	154
* Halcon Resources Corp.	18,040	139
* Contango Oil & Gas Co.	2,166	120
* OYO Geospace Corp.	1,179	108
* Forum Energy Technologies Inc.	4,102	97
* Gulfport Energy Corp.	3,455	91
Crosstex Energy Inc.	6,901	86
* Vaalco Energy Inc.	10,684	79
* FX Energy Inc.	9,773	75
* Solazyme Inc.	6,043	72
* Endeavour International Corp.	8,006	68
* Rentech Inc.	28,218	62
* CVR Energy Inc.	2,078	62

59

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Goodrich Petroleum Corp.	4,794	61
* Venoco Inc.	5,414	60
* C&J Energy Services Inc.	2,518	51
* Magnum Hunter Resources Corp.	9,612	41
* Sanchez Energy Corp.	2,152	41
* RigNet Inc.	2,290	41
* Gulfmark Offshore Inc.	1,083	38
Panhandle Oil and Gas Inc. Class A	1,298	38
* KiOR Inc.	4,905	37
* Abraxas Petroleum Corp.	15,341	31
Apco Oil and Gas International Inc.	1,697	27
* Evolution Petroleum Corp.	3,076	25
* Mitcham Industries Inc.	1,499	23
* Matador Resources Co.	2,175	22
Alon USA Energy Inc.	1,473	20
* Saratoga Resources Inc.	3,778	20
* Isramco Inc.	191	20
* GasLog Ltd.	1,757	20
* Uranium Energy Corp.	7,400	19
* Gevo Inc.	5,181	18
* Pioneer Energy Services Corp.	2,381	18
* Uranerz Energy Corp.	12,261	18
* Midstates Petroleum Co. Inc.	2,045	17
* Global Geophysical Services Inc.	3,609	17
* TGC Industries Inc.	2,709	16
* BPZ Resources Inc.	5,831	13
* CREDO Petroleum Corp.	816	12
* Matrix Service Co.	919	11
* Willbros Group Inc.	1,686	8
W&T Offshore Inc.	452	8
* Warren Resources Inc.	2,612	8
* Ceres Inc.	1,109	8
* ZaZa Energy Corp.	2,113	6
* Bonanza Creek Energy Inc.	280	6
* PHI Inc.	192	5
* Clayton Williams Energy Inc.	103	5
* Heckmann Corp.	1,691	5
* Harvest Natural Resources Inc.	270	2
* Renewable Energy Group Inc.	243	1
* REX American Resources Corp.	68	1
* Synergy Resources Corp.	205	1
		5,980
Financials (7.0%)
Omega Healthcare Investors Inc.	19,563	470
Highwoods Properties Inc.	11,095	362
* Texas Capital Bancshares Inc.	6,476	298
Sovran Self Storage Inc.	4,886	278
EastGroup Properties Inc.	4,938	265
Glimcher Realty Trust	23,185	243
* First Cash Financial Services Inc.	5,295	236
National Health Investors Inc.	4,521	236
Greenhill & Co. Inc.	5,379	235
Sun Communities Inc.	4,899	224
MarketAxess Holdings Inc.	6,756	220
Acadia Realty Trust	8,524	212
PS Business Parks Inc.	2,826	193
* Financial Engines Inc.	8,574	183
Alexander's Inc.	388	174
* Strategic Hotels & Resorts Inc.	28,375	173
Potlatch Corp.	4,696	169
* Stifel Financial Corp.	4,880	160
DuPont Fabros Technology Inc.	5,346	147
* Credit Acceptance Corp.	1,456	143
* World Acceptance Corp.	1,930	141

60

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Ezcorp Inc. Class A	6,108	138
Westamerica Bancorporation	2,842	132
Bank of the Ozarks Inc.	3,947	127
* DFC Global Corp.	6,379	119
Cohen & Steers Inc.	3,415	115
Washington REIT	3,876	104
* Nationstar Mortgage Holdings Inc.	3,543	96
Cash America International Inc.	2,258	88
BGC Partners Inc. Class A	18,181	82
* HFF Inc. Class A	5,133	68
* Tejon Ranch Co.	2,432	68
* WisdomTree Investments Inc.	10,807	67
Tower Group Inc.	3,457	64
* FelCor Lodging Trust Inc.	13,657	63
Urstadt Biddle Properties Inc. Class A	3,216	63
Epoch Holding Corp.	2,937	62
Associated Estates Realty Corp.	3,996	61
Saul Centers Inc.	1,395	60
* eHealth Inc.	3,611	60
Universal Health Realty Income Trust	1,360	59
* Netspend Holdings Inc.	5,716	54
GAMCO Investors Inc.	1,186	54
Inland Real Estate Corp.	6,365	52
Coresite Realty Corp.	1,879	51
* Green Dot Corp. Class A	4,412	51
* Virtus Investment Partners Inc.	587	50
Westwood Holdings Group Inc.	1,222	45
Oritani Financial Corp.	2,940	43
LTC Properties Inc.	1,229	42
* Navigators Group Inc.	783	38
Monmouth Real Estate Investment Corp. Class A	3,343	37
Diamond Hill Investment Group Inc.	492	36
* Greenlight Capital Re Ltd. Class A	1,457	35
First American Financial Corp.	1,796	35
* Ocwen Financial Corp.	1,199	31
* Ladenburg Thalmann Financial Services Inc.	19,142	27
Montpelier Re Holdings Ltd.	1,182	26
* Zillow Inc. Class A	573	24
* Investors Bancorp Inc.	1,372	24
* Gyrodyne Co. of America Inc.	209	23
Employers Holdings Inc.	1,170	21
Duff & Phelps Corp. Class A	1,588	21
Amtrust Financial Services Inc.	759	20
* FNB United Corp.	1,380	17
* Regional Management Corp.	899	15
Evercore Partners Inc. Class A	484	12
Main Street Capital Corp.	421	11
* Tree.com Inc.	679	10
Apollo Residential Mortgage Inc.	441	9
Hampton Roads Bankshares Inc.	3,937	8
* Bridge Capital Holdings	494	7
* Beneficial Mutual Bancorp Inc.	775	7
Pzena Investment Management Inc. Class A	1,219	6
State Auto Financial Corp.	407	6
Flagstone Reinsurance Holdings SA	648	6
Homeowners Choice Inc.	270	5
MicroFinancial Inc.	585	5
Meadowbrook Insurance Group Inc.	676	5
* ICG Group Inc.	561	5
UMH Properties Inc.	446	5
* Eagle Bancorp Inc.	127	2
* BofI Holding Inc.	86	2
* American Safety Insurance Holdings Ltd.	117	2
Arrow Financial Corp.	72	2

61

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Heritage Financial Group Inc.	96	1
Penns Woods Bancorp Inc.	32	1
* First Federal Bancshares of Arkansas Inc.	121	1
* Pacific Capital Bancorp	25	1
* Meridian Interstate Bancorp Inc.	71	1
Clifton Savings Bancorp Inc.	102	1
Universal Insurance Holdings Inc.	227	1
* Hallmark Financial Services	96	1
Hingham Institution for Savings	12	1
Donegal Group Inc. Class A	46	1
* Cascade Bancorp	49	—
		7,455
Health Care (21.8%)
* Pharmacyclics Inc.	10,061	673
* athenahealth Inc.	6,628	586
* HMS Holdings Corp.	15,896	548
* Cubist Pharmaceuticals Inc.	11,712	541
* Seattle Genetics Inc.	17,574	466
* Cepheid Inc.	12,131	458
* Align Technology Inc.	13,283	451
* Questcor Pharmaceuticals Inc.	9,939	432
* Alkermes plc	22,635	415
* Vivus Inc.	18,431	395
* Centene Corp.	9,513	386
* Jazz Pharmaceuticals plc	7,675	349
* Haemonetics Corp.	4,683	345
* HealthSouth Corp.	14,911	341
Medicis Pharmaceutical Corp. Class A	10,622	335
* Arena Pharmaceuticals Inc.	35,483	321
* PAREXEL International Corp.	11,067	319
* Theravance Inc.	11,210	299
* Impax Laboratories Inc.	12,382	293
Owens & Minor Inc.	10,036	281
* Volcano Corp.	9,847	278
* Air Methods Corp.	2,370	276
STERIS Corp.	7,871	270
* Medicines Co.	10,184	262
* Par Pharmaceutical Cos. Inc.	5,159	257
* Cyberonics Inc.	5,097	255
* Isis Pharmaceuticals Inc.	18,508	252
* MWI Veterinary Supply Inc.	2,356	238
Chemed Corp.	3,559	235
* HeartWare International Inc.	2,617	234
* WellCare Health Plans Inc.	3,852	218
* Auxilium Pharmaceuticals Inc.	8,955	209
* Masimo Corp.	9,241	204
* PSS World Medical Inc.	9,334	202
West Pharmaceutical Services Inc.	4,000	189
* Insulet Corp.	8,843	185
* Ironwood Pharmaceuticals Inc. Class A	13,912	174
* Immunogen Inc.	12,032	173
* Neogen Corp.	4,360	170
* Acorda Therapeutics Inc.	7,422	170
* DexCom Inc.	12,689	169
PDL BioPharma Inc.	22,372	165
Analogic Corp.	2,269	158
* Alnylam Pharmaceuticals Inc.	8,577	157
* Abaxis Inc.	4,015	150
* Exelixis Inc.	33,894	150
* Team Health Holdings Inc.	5,253	150
* Luminex Corp.	7,717	149
* Akorn Inc.	10,526	146
* Medidata Solutions Inc.	4,113	144
* ABIOMED Inc.	6,186	138

62

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* IPC The Hospitalist Co. Inc.	3,067	136
Meridian Bioscience Inc.	7,637	135
* Spectrum Pharmaceuticals Inc.	11,018	132
* Optimer Pharmaceuticals Inc.	8,710	131
Quality Systems Inc.	7,320	129
* Nektar Therapeutics	15,063	129
* Dendreon Corp.	28,505	128
* ArthroCare Corp.	4,234	125
* Sunrise Senior Living Inc.	8,661	125
* Accretive Health Inc.	10,421	124
* Endologix Inc.	10,241	123
* Bio-Reference Labs Inc.	4,550	119
* Affymax Inc.	6,682	118
* Orthofix International NV	2,772	117
* Exact Sciences Corp.	11,773	117
* ICU Medical Inc.	2,105	117
* NxStage Medical Inc.	9,107	116
* Emeritus Corp.	5,685	114
* Dynavax Technologies Corp.	28,441	111
* Conceptus Inc.	5,804	110
* MAKO Surgical Corp.	6,683	110
Computer Programs & Systems Inc.	2,047	103
* HealthStream Inc.	3,612	103
Landauer Inc.	1,748	103
* Genomic Health Inc.	2,968	102
Cantel Medical Corp.	3,919	101
* Rigel Pharmaceuticals Inc.	10,786	101
* OraSure Technologies Inc.	10,024	97
* Synageva BioPharma Corp.	1,931	96
* Halozyme Therapeutics Inc.	16,588	96
* Array BioPharma Inc.	16,480	91
* Neurocrine Biosciences Inc.	12,254	90
* Opko Health Inc.	19,743	88
* Quidel Corp.	5,209	85
* Idenix Pharmaceuticals Inc.	14,728	83
* Acadia Healthcare Co. Inc.	4,253	82
* Infinity Pharmaceuticals Inc.	4,467	81
* Integra LifeSciences Holdings Corp.	2,061	81
* Accuray Inc.	13,170	81
* NPS Pharmaceuticals Inc.	10,586	81
* Spectranetics Corp.	6,332	77
* AVANIR Pharmaceuticals Inc.	23,025	76
* Threshold Pharmaceuticals Inc.	8,294	73
* Fluidigm Corp.	4,493	70
* MAP Pharmaceuticals Inc.	5,200	70
* Achillion Pharmaceuticals Inc.	9,812	69
* Metropolitan Health Networks Inc.	8,142	65
* Antares Pharma Inc.	16,830	65
* Navidea Biopharmaceuticals Inc.	17,803	65
* Aegerion Pharmaceuticals Inc.	4,604	64
* XenoPort Inc.	6,830	64
* AVEO Pharmaceuticals Inc.	6,622	64
Atrion Corp.	291	63
* Santarus Inc.	10,091	62
* Pacira Pharmaceuticals Inc.	3,402	62
* MedAssets Inc.	3,591	61
* Celldex Therapeutics Inc.	10,825	61
* ZIOPHARM Oncology Inc.	12,256	61
* Sequenom Inc.	16,091	59
Ensign Group Inc.	1,993	59
* Arqule Inc.	10,874	57
US Physical Therapy Inc.	2,167	56
* Amsurg Corp. Class A	1,911	56
* MannKind Corp.	20,770	56

63

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Oncothyreon Inc.	10,520	56
* Ligand Pharmaceuticals Inc. Class B	3,206	55
* Depomed Inc.	10,262	54
* Capital Senior Living Corp.	4,479	54
* Endocyte Inc.	5,450	52
* Sangamo Biosciences Inc.	9,679	52
* Sciclone Pharmaceuticals Inc.	10,452	51
* Orexigen Therapeutics Inc.	11,100	50
* InterMune Inc.	6,728	50
* Curis Inc.	11,222	49
* Vanguard Health Systems Inc.	5,059	49
* Corvel Corp.	1,125	49
* Momenta Pharmaceuticals Inc.	3,324	47
* Vical Inc.	12,776	46
* AMAG Pharmaceuticals Inc.	3,118	46
* Obagi Medical Products Inc.	3,444	46
* Synta Pharmaceuticals Corp.	6,823	45
* Omeros Corp.	4,745	45
* Unilife Corp.	14,931	45
* Raptor Pharmaceutical Corp.	8,979	45
* Cadence Pharmaceuticals Inc.	11,176	44
* Novavax Inc.	21,539	44
* Clovis Oncology Inc.	2,512	44
* Staar Surgical Co.	6,673	44
* NuVasive Inc.	1,982	42
* Dyax Corp.	18,362	42
* Immunomedics Inc.	12,251	41
* BioCryst Pharmaceuticals Inc.	9,139	40
* Vascular Solutions Inc.	3,035	40
* Natus Medical Inc.	3,355	39
* XOMA Corp.	11,161	39
* Synergy Pharmaceuticals Inc.	7,637	38
* IRIS International Inc.	2,959	38
* OncoGenex Pharmaceutical Inc.	2,703	37
* Lexicon Pharmaceuticals Inc.	15,864	36
* Tornier NV	1,964	35
* AMN Healthcare Services Inc.	4,181	35
* Repros Therapeutics Inc.	2,755	35
* Cambrex Corp.	2,847	35
* NewLink Genetics Corp.	2,355	33
* Pozen Inc.	4,943	32
* Anika Therapeutics Inc.	2,190	31
* Rockwell Medical Technologies Inc.	3,683	29
* Repligen Corp.	5,160	29
* Cardiovascular Systems Inc.	3,116	29
* Epocrates Inc.	3,247	29
* Cerus Corp.	8,960	29
* Pain Therapeutics Inc.	7,058	28
* Osiris Therapeutics Inc.	3,059	28
* Amicus Therapeutics Inc.	5,603	27
* Hi-Tech Pharmacal Co. Inc.	766	27
* PhotoMedex Inc.	2,059	27
* Keryx Biopharmaceuticals Inc.	13,231	27
* Allos Therapeutics Inc.	14,829	27
* Merge Healthcare Inc.	8,447	27
* Corcept Therapeutics Inc.	9,150	26
* Discovery Laboratories Inc.	8,061	26
* Trius Therapeutics Inc.	4,621	26
* Cytori Therapeutics Inc.	8,022	25
* Furiex Pharmaceuticals Inc.	1,369	25
* Sagent Pharmaceuticals Inc.	1,744	25
* Zogenix Inc.	10,132	24
* Cynosure Inc. Class A	899	23
National Research Corp.	468	23

64

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Vanda Pharmaceuticals Inc.	5,246	23
* Biotime Inc.	5,668	23
* Progenics Pharmaceuticals Inc.	5,620	23
* Merrimack Pharmaceuticals Inc.	2,827	23
* Dusa Pharmaceuticals Inc.	4,166	22
Utah Medical Products Inc.	611	21
* Coronado Biosciences Inc.	3,294	20
* Symmetry Medical Inc.	2,119	20
* BioDelivery Sciences International Inc.	3,954	20
* SIGA Technologies Inc.	6,536	19
* ImmunoCellular Therapeutics Ltd.	7,399	19
* Rochester Medical Corp.	1,729	19
* BioScrip Inc.	2,229	19
* Skilled Healthcare Group Inc.	3,308	19
* AtriCure Inc.	2,709	19
* Greenway Medical Technologies	1,156	17
* EnteroMedics Inc.	4,709	17
* Biospecifics Technologies Corp.	922	17
Young Innovations Inc.	452	17
* Anacor Pharmaceuticals Inc.	2,664	16
* Sunesis Pharmaceuticals Inc.	5,015	16
* GTx Inc.	4,143	15
* Hansen Medical Inc.	10,193	15
* Vocera Communications Inc.	521	15
* Emergent Biosolutions Inc.	982	14
* Ampio Pharmaceuticals Inc.	4,775	14
* Integramed America Inc.	958	13
* Magellan Health Services Inc.	264	13
* ExamWorks Group Inc.	1,038	13
* SurModics Inc.	644	12
* Agenus Inc.	2,579	12
* Molina Healthcare Inc.	457	11
* Pernix Therapeutics Holdings	1,691	11
* ChemoCentryx Inc.	1,009	11
* Omnicell Inc.	737	11
* Verastem Inc.	1,174	10
* Sucampo Pharmaceuticals Inc. Class A	2,017	10
* Horizon Pharma Inc.	2,141	10
* Ventrus Biosciences Inc.	2,321	9
* BG Medicine Inc.	2,001	8
* Cumberland Pharmaceuticals Inc.	1,222	7
* Mediware Information Systems	478	7
* Providence Service Corp.	596	7
* Zeltiq Aesthetics Inc.	1,277	7
* Merit Medical Systems Inc.	454	6
* Cempra Inc.	786	6
* Exactech Inc.	368	6
* Acura Pharmaceuticals Inc.	2,251	4
* LHC Group Inc.	107	2
* RTI Biologics Inc.	423	2
* Harvard Bioscience Inc.	279	1
* Transcept Pharmaceuticals Inc.	154	1
* PDI Inc.	92	1
* Derma Sciences Inc.	53	1
* Forest Laboratories Inc. Contingent Value Rights Exp. 04/14/2018	367	—
		23,317
Industrials (16.8%)
Acuity Brands Inc.	7,829	502
* Genesee & Wyoming Inc. Class A	7,491	476
CLARCOR Inc.	9,289	447
Woodward Inc.	12,784	447
* Alaska Air Group Inc.	12,448	418
* Hexcel Corp.	18,409	417
Watsco Inc.	5,435	410

65

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Middleby Corp.	3,460	398
* Old Dominion Freight Line Inc.	8,781	393
* Chart Industries Inc.	5,526	386
HEICO Corp.	9,736	339
* Avis Budget Group Inc.	19,616	322
* US Airways Group Inc.	29,999	320
* Portfolio Recovery Associates Inc.	3,160	317
Applied Industrial Technologies Inc.	7,181	292
Corporate Executive Board Co.	6,192	288
* USG Corp.	13,689	281
* Advisory Board Co.	6,339	281
Healthcare Services Group Inc.	12,406	263
Belden Inc.	7,483	255
* Tetra Tech Inc.	9,549	248
* Beacon Roofing Supply Inc.	8,656	244
* Acacia Research Corp.	9,180	242
* Dollar Thrifty Automotive Group Inc.	2,730	238
Franklin Electric Co. Inc.	4,112	223
HNI Corp.	7,973	221
Herman Miller Inc.	10,797	211
* Hub Group Inc. Class A	6,867	207
Raven Industries Inc.	6,709	204
Brink's Co.	8,748	195
* RBC Bearings Inc.	4,106	189
* MasTec Inc.	10,128	185
* Allegiant Travel Co. Class A	2,767	183
Forward Air Corp.	5,383	181
Deluxe Corp.	6,333	180
Mine Safety Appliances Co.	5,109	178
Robbins & Myers Inc.	2,922	175
Titan International Inc.	7,819	163
Kaman Corp.	4,884	160
Werner Enterprises Inc.	7,048	157
* II-VI Inc.	8,292	154
Lindsay Corp.	2,352	154
Knight Transportation Inc.	10,705	153
* Teledyne Technologies Inc.	2,367	153
* Spirit Airlines Inc.	7,700	151
Interface Inc. Class A	10,842	149
AZZ Inc.	4,674	148
Tennant Co.	3,488	146
* Huron Consulting Group Inc.	4,243	137
* On Assignment Inc.	7,949	131
* Exponent Inc.	2,482	129
* EnerSys Inc.	3,230	120
* Swift Transportation Co.	14,617	119
* Trimas Corp.	5,489	118
* Blount International Inc.	9,057	117
* Team Inc.	3,683	115
AO Smith Corp.	1,981	108
Insperity Inc.	4,196	103
* DigitalGlobe Inc.	4,634	96
TAL International Group Inc.	2,710	92
* Encore Capital Group Inc.	3,211	90
Knoll Inc.	6,166	90
Heartland Express Inc.	6,856	89
Sun Hydraulics Corp.	3,819	88
John Bean Technologies Corp.	5,344	85
* Trex Co. Inc.	2,759	85
* TrueBlue Inc.	5,449	85
* Wabash National Corp.	12,622	84
* RailAmerica Inc.	3,028	83
Sauer-Danfoss Inc.	2,156	82
Textainer Group Holdings Ltd.	2,269	80

66

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* GenCorp Inc.	8,754	80
Cubic Corp.	1,574	79
* Dycom Industries Inc.	5,427	79
Gorman-Rupp Co.	2,807	77
* DXP Enterprises Inc.	1,625	75
* EnPro Industries Inc.	1,995	75
* Nortek Inc.	1,430	74
Actuant Corp. Class A	2,596	73
Mueller Water Products Inc. Class A	18,886	72
* Titan Machinery Inc.	3,119	72
* InnerWorkings Inc.	5,862	71
* Standard Parking Corp.	2,888	67
* ACCO Brands Corp.	9,566	63
AAON Inc.	3,426	63
* Mistras Group Inc.	2,879	63
* Thermon Group Holdings Inc.	2,712	62
Celadon Group Inc.	3,694	61
McGrath RentCorp	2,350	59
* Kforce Inc.	4,841	57
ESCO Technologies Inc.	1,575	56
* Capstone Turbine Corp.	54,983	55
* Taser International Inc.	10,229	55
* Astronics Corp.	1,876	52
* H&E Equipment Services Inc.	2,942	52
Altra Holdings Inc.	2,711	50
* GP Strategies Corp.	2,473	50
* Odyssey Marine Exploration Inc.	13,473	49
* Echo Global Logistics Inc.	2,716	48
* XPO Logistics Inc.	3,242	48
* Aerovironment Inc.	1,911	46
Generac Holdings Inc.	2,077	45
* MYR Group Inc.	2,104	43
* RPX Corp.	3,614	42
US Ecology Inc.	2,136	40
* Commercial Vehicle Group Inc.	4,537	38
* Builders FirstSource Inc.	8,356	37
Mueller Industries Inc.	822	35
Graham Corp.	1,848	35
* Moog Inc. Class A	951	35
* Ameresco Inc. Class A	2,851	34
Barrett Business Services Inc.	1,300	33
* Zipcar Inc.	4,136	33
* Park-Ohio Holdings Corp.	1,519	33
* Hawaiian Holdings Inc.	5,173	31
* Proto Labs Inc.	934	29
Acorn Energy Inc.	3,325	27
* Powell Industries Inc.	713	27
* Heritage-Crystal Clean Inc.	1,429	26
Standex International Corp.	538	24
* Republic Airways Holdings Inc.	4,942	22
* Roadrunner Transportation Systems Inc.	1,252	22
Comfort Systems USA Inc.	2,043	21
* Aegion Corp. Class A	1,029	20
Simpson Manufacturing Co. Inc.	759	19
Steelcase Inc. Class A	1,952	19
* Meritor Inc.	4,232	19
* CAI International Inc.	949	19
* Franklin Covey Co.	1,807	19
Primoris Services Corp.	1,501	18
* Rexnord Corp.	1,167	18
* EnerNOC Inc.	1,755	17
American Science & Engineering Inc.	291	17
* TRC Cos. Inc.	2,405	17
* AT Cross Co. Class A	1,668	17

67

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* KEYW Holding Corp.	1,468	17
* Interline Brands Inc.	610	16
Coleman Cable Inc.	1,615	15
* CPI Aerostructures Inc.	1,234	15
Dynamic Materials Corp.	915	15
* Quality Distribution Inc.	1,485	14
Houston Wire & Cable Co.	1,187	13
* WageWorks Inc.	745	13
Intersections Inc.	1,125	12
* TMS International Corp. Class A	1,197	12
* Saia Inc.	551	12
* Wesco Aircraft Holdings Inc.	819	11
Ceco Environmental Corp.	1,121	11
United Stationers Inc.	431	10
Aceto Corp.	1,162	10
* EnergySolutions Inc.	3,979	10
* Patrick Industries Inc.	737	10
Sypris Solutions Inc.	1,311	9
Great Lakes Dredge & Dock Corp.	1,220	9
CIRCOR International Inc.	240	8
* FuelCell Energy Inc.	7,256	7
CDI Corp.	423	7
* Federal Signal Corp.	1,133	7
National Presto Industries Inc.	93	7
Argan Inc.	399	7
* Flow International Corp.	1,886	6
* Enphase Energy Inc.	1,163	6
* PGT Inc.	1,797	6
* American Woodmark Corp.	294	6
* Omega Flex Inc.	513	5
SkyWest Inc.	616	5
SeaCube Container Leasing Ltd.	276	5
* Edgen Group Inc.	694	5
Cascade Corp.	98	5
* American Reprographics Co.	1,175	5
* Vicor Corp.	658	4
* LMI Aerospace Inc.	139	3
SIFCO Industries Inc.	129	2
Multi-Color Corp.	110	2
* Sterling Construction Co. Inc.	223	2
* Pacer International Inc.	499	2
* American Superconductor Corp.	526	2
Preformed Line Products Co.	33	2
* Astronics Corp. Class B	58	2
Met-Pro Corp.	136	1
Insteel Industries Inc.	118	1
* BlueLinx Holdings Inc.	460	1
* Casella Waste Systems Inc. Class A	165	1
* Rand Logistics Inc.	93	1
* Hill International Inc.	146	1
Compx International Inc.	12	—
		17,942
Information Technology (22.3%)
* Cirrus Logic Inc.	11,922	497
* Ultimate Software Group Inc.	4,923	488
* Wright Express Corp.	7,185	473
* Parametric Technology Corp.	22,110	470
* CoStar Group Inc.	5,216	424
* CommVault Systems Inc.	8,257	416
* Aruba Networks Inc.	20,671	406
* Aspen Technology Inc.	16,330	398
* 3D Systems Corp.	8,651	378
FEI Co.	6,584	354
MAXIMUS Inc.	6,273	341

68

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* QLIK Technologies Inc.	15,776	334
* Microsemi Corp.	16,420	327
* ACI Worldwide Inc.	7,347	319
* Hittite Microwave Corp.	5,823	305
* Semtech Corp.	12,107	297
* Cavium Inc.	9,187	297
* Universal Display Corp.	7,339	296
* Quest Software Inc.	10,347	289
Cognex Corp.	7,915	286
* Sourcefire Inc.	5,460	283
InterDigital Inc.	8,194	277
* OSI Systems Inc.	3,668	272
Fair Isaac Corp.	6,334	271
* ViaSat Inc.	6,931	268
* Stratasys Inc.	3,933	254
* Comverse Technology Inc.	40,464	243
ADTRAN Inc.	11,769	239
* Kenexa Corp.	5,059	232
* Cardtronics Inc.	8,166	231
* Sapient Corp.	22,751	230
* Liquidity Services Inc.	4,361	228
* VistaPrint NV	6,318	228
* Tyler Technologies Inc.	5,572	224
Heartland Payment Systems Inc.	7,176	218
j2 Global Inc.	7,090	209
Blackbaud Inc.	8,354	204
* VirnetX Holding Corp.	7,767	202
* MicroStrategy Inc. Class A	1,577	198
* DealerTrack Holdings Inc.	7,015	194
Anixter International Inc.	3,184	191
* Manhattan Associates Inc.	3,760	190
* Synaptics Inc.	6,234	190
* Ciena Corp.	13,857	189
Littelfuse Inc.	3,630	186
* BroadSoft Inc.	5,087	184
Power Integrations Inc.	5,253	182
* OpenTable Inc.	4,177	177
NIC Inc.	11,931	172
* RealPage Inc.	6,633	169
* LivePerson Inc.	10,186	168
* Cornerstone OnDemand Inc.	6,228	167
Syntel Inc.	2,856	166
* Ancestry.com Inc.	5,356	166
* Netscout Systems Inc.	6,797	161
* Ultratech Inc.	4,851	160
* Mentor Graphics Corp.	9,310	154
MTS Systems Corp.	2,976	151
* Take-Two Interactive Software Inc.	14,474	148
Cabot Microelectronics Corp.	4,360	145
Loral Space & Communications Inc.	1,919	141
* Advent Software Inc.	5,842	139
* ValueClick Inc.	8,345	136
* Bankrate Inc.	7,507	129
* FARO Technologies Inc.	3,131	124
* Monolithic Power Systems Inc.	5,648	122
* Ellie Mae Inc.	4,655	120
* Synchronoss Technologies Inc.	5,114	118
* Ixia	7,804	116
* Verint Systems Inc.	4,033	115
* NETGEAR Inc.	3,148	115
* Volterra Semiconductor Corp.	4,694	112
* ExlService Holdings Inc.	4,321	111
* Constant Contact Inc.	5,624	110
* Web.com Group Inc.	6,483	108

69

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* GT Advanced Technologies Inc.	18,568	108
* Websense Inc.	6,882	106
* TiVo Inc.	11,533	105
* Infinera Corp.	18,245	104
* Guidewire Software Inc.	3,582	102
* Monotype Imaging Holdings Inc.	6,762	102
* Cymer Inc.	1,762	100
* iGATE Corp.	5,944	96
Ebix Inc.	3,919	94
Plantronics Inc.	2,632	94
* Global Cash Access Holdings Inc.	12,155	93
* comScore Inc.	6,531	92
Badger Meter Inc.	2,683	91
* LogMeIn Inc.	4,077	90
* Tangoe Inc.	5,517	89
Micrel Inc.	8,973	89
* Unisys Corp.	4,130	87
OPNET	2,760	86
Pegasystems Inc.	3,176	86
* ServiceSource International Inc.	9,170	85
* InvenSense Inc.	6,726	85
* Plexus Corp.	2,824	84
* Active Network Inc.	7,173	81
* Interactive Intelligence Group Inc.	2,711	80
* Measurement Specialties Inc.	2,465	80
* Cray Inc.	6,841	78
* CSG Systems International Inc.	3,614	77
Forrester Research Inc.	2,601	76
* DTS Inc.	3,376	76
* Procera Networks Inc.	3,556	75
* Vocus Inc.	3,808	74
* Higher One Holdings Inc.	5,934	73
* PROS Holdings Inc.	4,030	70
* RealD Inc.	6,979	69
Cass Information Systems Inc.	1,715	69
* SPS Commerce Inc.	1,953	68
* Dice Holdings Inc.	8,418	67
* TNS Inc.	4,511	66
* Responsys Inc.	6,588	63
* Veeco Instruments Inc.	1,841	63
* Angie's List Inc.	6,557	63
* Extreme Networks	17,357	62
* Silicon Image Inc.	12,833	61
* AuthenTec Inc.	7,491	60
* Coherent Inc.	1,270	60
* Actuate Corp.	8,501	59
* Super Micro Computer Inc.	4,804	59
* Virtusa Corp.	3,431	58
* Stamps.com Inc.	2,609	58
* Move Inc.	7,232	56
* SciQuest Inc.	3,289	55
* JDA Software Group Inc.	1,786	55
* Imperva Inc.	1,791	54
* PDF Solutions Inc.	4,442	54
* QLogic Corp.	4,397	54
* Deltek Inc.	4,045	52
* Ceva Inc.	3,229	52
* Saba Software Inc.	5,536	52
* Rogers Corp.	1,266	50
* NVE Corp.	888	50
* Perficient Inc.	4,530	49
* Glu Mobile Inc.	9,307	47
* MIPS Technologies Inc. Class A	6,852	45
* Jive Software Inc.	2,975	45

70

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Envestnet Inc.	3,857	45
* PLX Technology Inc.	7,638	44
* Demand Media Inc.	4,148	42
* Bottomline Technologies Inc.	1,871	42
* Maxwell Technologies Inc.	5,414	41
* CalAmp Corp.	5,335	41
* Globecomm Systems Inc.	3,311	39
* XO Group Inc.	4,868	39
* ExactTarget Inc.	1,813	38
* SS&C Technologies Holdings Inc.	1,725	38
* Arris Group Inc.	2,753	38
* Lionbridge Technologies Inc.	10,461	37
* Internap Network Services Corp.	4,989	36
American Software Inc. Class A	4,356	36
* Computer Task Group Inc.	2,175	35
* Yelp Inc.	1,568	34
* Parkervision Inc.	14,103	32
* KVH Industries Inc.	2,341	32
* PRGX Global Inc.	3,891	32
* ShoreTel Inc.	7,868	31
* Travelzoo Inc.	1,327	30
* Demandware Inc.	1,150	30
* Infoblox Inc.	1,366	30
* Zix Corp.	11,331	29
* Callidus Software Inc.	6,441	29
Digimarc Corp.	1,319	29
* Immersion Corp.	4,875	28
* Guidance Software Inc.	2,656	28
* Bazaarvoice Inc.	1,825	27
* Unwired Planet Inc.	15,143	26
* MEMC Electronic Materials Inc.	9,481	25
* RF Micro Devices Inc.	6,359	24
* Datalink Corp.	2,835	24
* Ubiquiti Networks Inc.	1,947	23
* Millennial Media Inc.	2,007	23
Mesa Laboratories Inc.	482	23
* VASCO Data Security International Inc.	2,358	22
* CACI International Inc. Class A	401	21
* Inphi Corp.	1,756	21
* support.com Inc.	6,346	20
* Numerex Corp. Class A	1,860	19
* QuickLogic Corp.	7,158	19
* Intermolecular Inc.	2,574	19
* MoneyGram International Inc.	1,133	18
Telular Corp.	1,859	18
* Blucora Inc.	1,146	18
* ServiceNow Inc.	563	17
* Market Leader Inc.	3,466	17
* Hackett Group Inc.	4,568	17
* Innodata Inc.	4,125	17
* Neonode Inc.	4,179	17
* Ipass Inc.	8,946	16
* Carbonite Inc.	2,097	16
* EPAM Systems Inc.	904	16
Daktronics Inc.	1,631	16
* SunPower Corp. Class A	3,407	15
* AVG Technologies NV	1,406	15
* Proofpoint Inc.	1,114	14
* Brightcove Inc.	1,042	13
* Calix Inc.	2,510	13
QAD Inc. Class A	1,042	13
* Echelon Corp.	3,769	13
* Spark Networks Inc.	2,133	12
* Rosetta Stone Inc.	979	11

71

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Aware Inc.	1,854	11
* Zygo Corp.	567	11
* FalconStor Software Inc.	5,884	11
* Electronics for Imaging Inc.	682	11
* Mattersight Corp.	1,775	10
* Palo Alto Networks Inc.	152	10
Tessco Technologies Inc.	511	10
* Synacor Inc.	1,187	9
* Intermec Inc.	1,416	8
* Multi-Fineline Electronix Inc.	337	8
* ATMI Inc.	374	7
* Exar Corp.	906	7
* Sonus Networks Inc.	3,479	7
* Anaren Inc.	335	7
* Rambus Inc.	1,478	6
Electro Rent Corp.	342	6
EPIQ Systems Inc.	463	5
* Quantum Corp.	1,842	3
* MaxLinear Inc.	508	3
* Key Tronic Corp.	256	3
* Audience Inc.	132	2
* Silicon Graphics International Corp.	233	2
* Ambient Corp.	367	2
* GSI Group Inc.	211	2
* M/A-COM Technology Solutions Holdings Inc.	107	1
* Pervasive Software Inc.	102	1
* MeetMe Inc.	331	1
* Envivio Inc.	304	1
		23,823
Materials (4.4%)
Eagle Materials Inc.	8,369	357
HB Fuller Co.	9,218	280
Olin Corp.	10,170	218
* Chemtura Corp.	12,693	210
PolyOne Corp.	13,035	206
Balchem Corp.	5,416	198
Innophos Holdings Inc.	4,034	191
Georgia Gulf Corp.	4,005	159
* Coeur d'Alene Mines Corp.	6,838	157
American Vanguard Corp.	5,152	152
* SunCoke Energy Inc.	9,149	145
Stepan Co.	1,469	140
Schweitzer-Mauduit International Inc.	4,269	138
AMCOL International Corp.	4,398	132
* Clearwater Paper Corp.	3,449	130
Buckeye Technologies Inc.	4,260	129
Koppers Holdings Inc.	3,841	124
Deltic Timber Corp.	2,016	124
* Calgon Carbon Corp.	8,871	121
* Flotek Industries Inc.	9,151	108
Gold Resource Corp.	5,520	105
Myers Industries Inc.	6,194	92
Haynes International Inc.	1,876	91
* LSB Industries Inc.	1,996	75
* Headwaters Inc.	11,281	75
* TPC Group Inc.	1,725	71
Wausau Paper Corp.	7,719	69
* Omnova Solutions Inc.	8,520	66
Hawkins Inc.	1,689	65
* Paramount Gold and Silver Corp.	24,067	60
Neenah Paper Inc.	1,755	49
* ADA-ES Inc.	1,674	39
* AEP Industries Inc.	766	39
Noranda Aluminum Holding Corp.	6,192	37

72

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Arabian American Development Co.	3,711	36
* Midway Gold Corp.	23,756	32
Quaker Chemical Corp.	674	32
KMG Chemicals Inc.	1,451	27
* US Silica Holdings Inc.	2,185	26
* US Antimony Corp.	9,990	26
Zep Inc.	1,707	25
PH Glatfelter Co.	1,335	22
AK Steel Holding Corp.	3,370	18
* Innospec Inc.	532	17
* United States Lime & Minerals Inc.	304	13
* Handy & Harman Ltd.	885	12
* GSE Holding Inc.	1,495	12
Globe Specialty Metals Inc.	800	12
* Landec Corp.	1,178	11
* Metals USA Holdings Corp.	532	7
Materion Corp.	338	7
* General Moly Inc.	1,907	5
* Gold Reserve Inc. Class A	1,216	5
		4,697
Telecommunication Services (0.8%)
Cogent Communications Group Inc.	8,667	170
Consolidated Communications Holdings Inc.	4,797	78
* 8x8 Inc.	13,057	77
Atlantic Tele-Network Inc.	1,659	63
* Cincinnati Bell Inc.	13,082	61
* General Communication Inc. Class A	6,797	60
* magicJack VocalTec Ltd.	1,923	47
NTELOS Holdings Corp.	2,728	47
* Towerstream Corp.	8,824	38
Primus Telecommunications Group Inc.	2,260	32
* inContact Inc.	5,408	31
IDT Corp. Class B	2,634	26
HickoryTech Corp.	2,506	26
Lumos Networks Corp.	2,824	25
* Fairpoint Communications Inc.	3,304	22
* Boingo Wireless Inc.	2,936	21
* Premiere Global Services Inc.	2,149	20
* Leap Wireless International Inc.	2,563	14
* ORBCOMM Inc.	3,295	12
* Iridium Communications Inc.	1,294	10
* Cbeyond Inc.	255	2
		882
Utilities (0.3%)
California Water Service Group	3,868	71
South Jersey Industries Inc.	1,222	62
Piedmont Natural Gas Co. Inc.	1,119	35
Connecticut Water Service Inc.	1,041	32
York Water Co.	1,794	32
Atlantic Power Corp.	1,817	26
SJW Corp.	811	19
* Cadiz Inc.	2,250	18
Ormat Technologies Inc.	928	17
American States Water Co.	368	16
Otter Tail Corp.	410	9
* American DG Energy Inc.	4,087	8

		345
Total Common Stocks (Cost $102,297)		106,958

73

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2012

			Market
			Value
	Coupon	Shares	($000)
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund (Cost $1)	0.158%	1,259	1

Total Investments (100.0%) (Cost $102,298)			106,959
Other Assets and Liabilities—Net (0.0%)			16
Net Assets (100%)			106,975

* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.

74

© 2012 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 18510 102012

Annual Report | August 31, 2012
Vanguard Russell 3000 Index Fund

> Vanguard Russell 3000 Index Fund returned almost 17% for the fiscal year ended August 31, 2012, closely tracking its benchmark index.

> Stocks began the year strongly and, after a slump in the spring, rallied again in the period’s final months.

> Information technology stocks contributed the most to the fund’s return, with all ten industry sectors delivering positive results.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	10
Your Fund’s After-Tax Returns.	22
About Your Fund’s Expenses.	23
Trustees Approve Advisory Arrangement.	25
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate.
It was featured in a movie based on Patrick O’Brian’s sea novels, set amid the Napoleonic wars. Vanguard was named for another ship of that era, the HMS Vanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2012

Total
Returns
Russell 3000 Index Fund
Institutional Shares	16.89%
ETF Shares
Market Price	16.29
Net Asset Value	16.80
Russell 3000 Index	17.03
Multi-Cap Core Funds Average	11.63

Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573;
8,090,646.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
August 31, 2011, Through August 31, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Russell 3000 Index Fund
Institutional Shares	$108.32	$124.40	$1.979	$0.000
ETF Shares	55.97	64.28	0.982	0.000

1

Chairman’s Letter

Dear Shareholder,

Although the financial markets faced several challenges over the fiscal year ended August 31, 2012, stocks recorded strong returns as the U.S. economy showed signs of improvement and corporations in various industries earned healthy profits. Vanguard Russell 3000 Index Fund returned almost 17%, closely tracking its benchmark index and exceeding the average result of its peers.

The fund seeks to track the return of the Russell 3000 Index, which includes nearly 3,000 companies that together represent about 98% of the U.S. equity market. All ten industry sectors finished in positive territory, with information technology, consumer discretionary, financials, and health care lifting returns the most. Only energy and materials stocks failed to post double-digit results.

If you hold shares in a taxable account, you may wish to review the table and discussion of after-tax returns for the fiscal year, based on the highest tax bracket, later in this report.

U.S. stocks shook off concerns to produce very strong returns

U.S. stocks generated robust gains for the period, returning nearly 17%. They seemed to get a lift as the U.S. economy continued to grow, albeit at a modest rate, and avoided the “double-dip” recession that some investors had feared.

2

Though European stocks posted strong returns in local-currency terms, this performance was much more modest when converted into U.S. dollars—a result of the dollar’s strengthening against the euro during the 12 months. Signs of slowing economic growth restrained returns for emerging markets and the developed markets of the Pacific region.

Questions about the finances of European governments and banks continued to preoccupy investors. Although the situation in Europe is very fluid, Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Bonds continued their march as yields dropped to record lows

Bonds produced solid returns; the broad U.S. taxable market advanced nearly 6% for the 12 months. Long-term U.S. Treasuries were particularly strong as they benefited from the Federal Reserve’s bond-buying program. As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

Market Barometer

	Average Annual Total Returns
	Periods Ended August 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	17.33%	13.82%	1.47%
Russell 2000 Index (Small-caps)	13.40	13.89	1.90
Dow Jones U.S. Total Stock Market Index	16.74	13.87	1.73
MSCI All Country World Index ex USA (International)	-1.92	3.64	-3.59

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.78%	6.51%	6.66%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.78	7.02	6.24
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.71

CPI
Consumer Price Index	1.69%	2.20%	2.07%

3

As it has since December 2008, the Federal Reserve Board held its target for the shortest-term interest rates between 0% and 0.25%, keeping a tight lid on the returns from money market funds and savings accounts.

Technology stocks powered the fund, though every sector climbed

Technology, the largest of the Russell 3000 Index Fund’s sectors, was also one of its most productive. About one-fourth of the fund’s return came from technology stocks, which rose as investors seemed to grow more confident that consumer and business demand would remain solid.

Smartphones and tablets, selling at a record pace, have spawned a sub-industry of products and services. IT services, software, internet services, semiconductors, and communication equipment firms also lifted the sector.

Consumer discretionary stocks were another source of strength amid signs of increased consumer confidence, with almost every segment of the sector boosting performance. The biggest drivers included cable and entertainment companies, retailers, hotels and restaurants, and luxury-goods firms. Home builders, which suffered mightily during the real estate meltdown, appear to be coming back as the market for new homes gains traction.

Expense Ratios
Your Fund Compared With Its Peer Group

	Institutional	ETF	Peer Group
	Shares	Shares	Average
Russell 3000 Index Fund	0.09%	0.16%	1.18%

The fund expense ratios shown are from the prospectus dated December 29, 2011, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2012, the fund’s expense ratios were 0.08% for Institutional Shares and 0.15% for ETF Shares. The
peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Multi-Cap Core Funds.

4

Financial and health care stocks also contributed notably to the fund’s return. Commercial banks, real estate investment trusts (REITs), insurance companies, and consumer finance firms shone as the slow economic recovery progressed. Within health care, pharmaceutical and biotechnology companies forged ahead on news of improved product pipelines and of mergers and acquisitions.

Industrial, consumer staples, telecommunication services, and utility stocks also delivered double-digit returns. But commodity prices were a drag on performance for the weakest sectors, energy and materials. Energy stocks have also been hurt by historically low natural gas prices and a decline in crude oil prices.

Portfolio management expertise has led to index-tracking precision

The Russell 3000 Index Fund got its start on September 20, 2010, when its ETF Shares were first issued; the Institutional Shares followed that November. From its inception through August 31, 2012, the fund generated a respectable average annualized return of 13.26% for its ETF Shares.

Although a year or two is nowhere near enough time to adequately evaluate an investment, we can note that the fund has met its primary objective of closely tracking its benchmark index. This success is a credit to Vanguard Equity Investment Group, which combines experienced portfolio management and sophisticated risk-control and trading systems. The

A note on expense ratios
The Expense Ratios table in each report’s Chairman’s Letter displays fund expense ratios from the most recent prospectus. These figures include the funds’ actual operating expenses. For some funds, the figures also include “acquired fund fees and expenses,” which result from the funds’ holdings in business development companies (BDCs).

Although the Securities and Exchange Commission requires that BDC costs be included in a fund’s expense ratio, these fees are not incurred by the fund. They have no impact on a fund’s total return or on its tracking error relative to an index.
A footnote to the Expense Ratios table reports an annualized calculation of the fund’s actual expenses for the period, a more relevant tally of the operating costs incurred by shareholders.

5

fund’s low expense ratio also helps keep returns close to those of the cost-free benchmark.

The rise of index funds, and the merits of active management

Today, index funds enjoy a degree of acceptance that was unimaginable some 35 years ago, when we introduced the first index mutual fund for individual investors. In the past five years, according to research company Strategic Insight, stock fund investors have directed just about all their net new investments into index funds, both conventional shares and ETFs.

The benefits of index funds, such as Vanguard Russell 3000 Index Fund, are crystal-clear: low costs, diversification across a market or market segment, and limited deviation from the returns of market benchmarks. What about actively managed funds? Although Vanguard is prominent as an indexing leader, we also offer actively managed funds that give investors the chance to outperform market indexes.

Make no mistake: Outperformance is hard to come by. Nevertheless, we believe we can enhance investors’ chances of success by searching the globe for best-in-class investment managers, and offering their services to our clients at a low cost.

Whether your portfolio includes index funds, active funds, or a combination, we believe that adhering to a few basic tenets can help put you in position to meet your long-term financial goals. So consider maintaining a balanced portfolio diversified with stocks, bonds, and cash; save more than you think you’ll need; keep an eye on costs; and last, but never least, have a plan and stick with it.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 20, 2012

6

Russell 3000 Index Fund

Fund Profile
As of August 31, 2012

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VRTTX	VTHR
Expense Ratio[1]	0.09%	0.16%
30-Day SEC Yield	2.02%	1.95%

Portfolio Characteristics
			DJ
		Russell	U.S. Total
		3000	Market
	Fund	Index	Index
Number of Stocks	2,977	2,969	3,678
Median Market Cap $34.6B		$34.6B	$34.9B
Price/Earnings Ratio	16.4x	16.4x	16.3x
Price/Book Ratio	2.2x	2.2x	2.1x
Return on Equity	18.1%	17.9%	18.1%
Earnings Growth Rate	10.6%	10.6%	10.5%
Dividend Yield	2.0%	2.0%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	20%	—	—
Short-Term Reserves	-0.2%	—	—

Sector Diversification (% of equity exposure)
			DJ
		Russell	U.S. Total
		3000	Market
	Fund	Index	Index
Consumer Discretionary 12.1%		12.2%	12.1%
Consumer Staples	9.6	9.6	9.8
Energy	10.1	10.1	10.2
Financials	15.9	15.9	15.9
Health Care	11.7	11.7	11.7
Industrials	10.8	10.8	10.6
Information Technology 19.5		19.4	19.5
Materials	3.9	3.9	3.8
Telecommunication
Services	2.8	2.8	2.8
Utilities	3.6	3.6	3.6

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	4.0%
Exxon Mobil Corp.	Integrated Oil &
	Gas	2.6
Microsoft Corp.	Systems Software	1.5
Chevron Corp.	Integrated Oil &
	Gas	1.4
General Electric Co.	Industrial
	Conglomerates	1.4
AT&T Inc.	Integrated
	Telecommunication
	Services	1.4
International Business	IT Consulting &
Machines Corp.	Other Services	1.4
Johnson & Johnson	Pharmaceuticals	1.2
Procter & Gamble Co.	Household
	Products	1.2
Pfizer Inc.	Pharmaceuticals	1.2
Top Ten		17.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 29, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.08% for Institutional Shares and 0.15% for ETF Shares.

7

Russell 3000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012
			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/20/2010)	Investment
	Russell 3000 Index Fund ETF Shares
	Net Asset Value	16.80%	13.26%	$12,743
	Russell 3000 Index Fund ETF Shares
	Market Price	16.29	13.02	12,690
••••••••	Russell 3000 Index	17.03	13.42	12,776

– – – –	Multi-Cap Core Funds Average	11.63	9.64	11,961
	Dow Jones U.S. Total Stock Market
	Index	16.74	13.20	12,729

Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(11/1/2010)	Investment
Russell 3000 Index Fund Institutional Shares	16.89%	11.76%	$6,129,263
Russell 3000 Index	17.03	11.83	6,136,180
Dow Jones U.S. Total Stock Market Index	16.74	11.54	6,107,189

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

8

Russell 3000 Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2012

		Since
	One	Inception
	Year	(9/20/2010)
Russell 3000 Index Fund ETF Shares Market
Price	16.29%	26.90%
Russell 3000 Index Fund ETF Shares Net
Asset Value	16.80	27.43
Russell 3000 Index	17.03	27.76

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2012

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	11/1/2010	3.75%	10.72%
ETF Shares	9/20/2010
Market Price		3.64	12.42
Net Asset Value		3.69	12.43

9

Russell 3000 Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2012

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
McDonald’s Corp.	10,803	967	0.6%
Comcast Corp. Class A	28,545	957	0.6%
* Amazon.com Inc.	3,846	955	0.6%
Walt Disney Co.	18,999	940	0.6%
Home Depot Inc.	16,271	923	0.5%
Consumer Discretionary—Other †		15,233	9.2%
		19,975	12.1%
Consumer Staples
Procter & Gamble Co.	29,127	1,957	1.2%
Philip Morris International Inc.	18,130	1,619	1.0%
Coca-Cola Co.	41,294	1,544	0.9%
Wal-Mart Stores Inc.	17,966	1,304	0.8%
PepsiCo Inc.	16,625	1,204	0.7%
Kraft Foods Inc.	18,847	783	0.5%
Altria Group Inc.	21,630	735	0.4%
CVS Caremark Corp.	13,622	620	0.4%
Consumer Staples—Other †		5,994	3.6%
		15,760	9.5%
Energy
Exxon Mobil Corp.	49,706	4,339	2.6%
Chevron Corp.	20,969	2,352	1.4%
Schlumberger Ltd.	14,176	1,026	0.6%
ConocoPhillips	13,442	763	0.5%
Occidental Petroleum Corp.	8,622	733	0.5%
Energy—Other †		7,406	4.5%
		16,619	10.1%

10

Russell 3000 Index Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Financials
Wells Fargo & Co.	52,079	1,772	1.1%
* Berkshire Hathaway Inc. Class B	18,930	1,597	1.0%
JPMorgan Chase & Co.	40,464	1,503	0.9%
Citigroup Inc.	31,168	926	0.6%
Bank of America Corp.	114,552	915	0.5%
US Bancorp	20,135	673	0.4%
American Express Co.	10,644	621	0.4%
Financials—Other †		18,203	11.0%
		26,210	15.9%
Health Care
Johnson & Johnson	29,193	1,968	1.2%
Pfizer Inc.	79,596	1,899	1.1%
Merck & Co. Inc.	32,331	1,392	0.8%
Abbott Laboratories	16,725	1,096	0.7%
Amgen Inc.	8,267	694	0.4%
UnitedHealth Group Inc.	11,028	599	0.4%
Bristol-Myers Squibb Co.	17,955	593	0.3%
Health Care—Other †		11,018	6.7%
		19,259	11.6%
Industrials
General Electric Co.	112,624	2,332	1.4%
United Technologies Corp.	9,688	774	0.5%
3M Co.	7,376	683	0.4%
Union Pacific Corp.	5,063	615	0.4%
Caterpillar Inc.	6,936	592	0.3%
Industrials—Other †		12,816	7.8%
		17,812	10.8%
Information Technology
Apple Inc.	9,940	6,612	4.0%
Microsoft Corp.	80,011	2,466	1.5%
International Business Machines Corp.	11,587	2,258	1.4%
* Google Inc. Class A	2,752	1,885	1.1%
Intel Corp.	53,478	1,328	0.8%
Oracle Corp.	40,615	1,285	0.8%
QUALCOMM Inc.	18,223	1,120	0.7%
Cisco Systems Inc.	56,942	1,086	0.7%
Visa Inc. Class A	5,555	712	0.4%
* EMC Corp.	22,320	587	0.4%
* eBay Inc.	12,312	584	0.3%
Information Technology—Other †		11,944	7.2%
		31,867	19.3%

Materials †		6,393	3.9%

Telecommunication Services
AT&T Inc.	62,322	2,283	1.4%
Verizon Communications Inc.	30,200	1,297	0.8%
Telecommunication Services—Other †		1,064	0.6%
		4,644	2.8%

Utilities †		5,902	3.6%
Total Common Stocks (Cost $156,650)		164,441	99.6%[1]

11

Russell 3000 Index Fund

			Market	Percentage
			Value	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[2,3] Vanguard Market Liquidity Fund	0.158%	191,000	191	0.1%

4U.S. Government and Agency Obligations †			100	0.1%
Total Temporary Cash Investments (Cost $291)			291	0.2%[1]
[5]Total Investments (Cost $156,941)			164,732	99.8%
Other Assets and Liabilities
Other Assets			2,051	1.2%
Liabilities[2]			(1,743)	(1.0%)
			308	0.2%
Net Assets			165,040	100.0%

At August 31, 2012, net assets consisted of:
				Amount
				($000)
Paid-in Capital				158,872
Undistributed Net Investment Income				636
Accumulated Net Realized Losses				(2,286)
Unrealized Appreciation (Depreciation)
Investment Securities				7,791
Futures Contracts				27
Net Assets				165,040

Institutional Shares—Net Assets
Applicable to 1,016,644 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				126,469
Net Asset Value Per Share—Institutional Shares				$124.40

ETF Shares—Net Assets
Applicable to 600,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				38,571
Net Asset Value Per Share—ETF Shares				$64.28

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.2%, respectively, of net assets.
2 Includes $2,000 of collateral received for securities on loan.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
5 The total value of securities on loan is $1,000.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Russell 3000 Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	2,030
Interest[1]	1
Security Lending	2
Total Income	2,033
Expenses
The Vanguard Group—Note B
Management and Administrative—Institutional Shares	9
Management and Administrative—ETF Shares	23
Marketing and Distribution—Institutional Shares	5
Marketing and Distribution—ETF Shares	3
Custodian Fees	35
Auditing Fees	20
Shareholders’ Reports—Institutional Shares	1
Shareholders’ Reports—ETF Shares	1
Total Expenses	97
Net Investment Income	1,936
Realized Net Gain (Loss)
Investment Securities Sold	2,727
Futures Contracts	64
Realized Net Gain (Loss)	2,791
Change in Unrealized Appreciation (Depreciation)
Investment Securities	9,492
Futures Contracts	17
Change in Unrealized Appreciation (Depreciation)	9,509
Net Increase (Decrease) in Net Assets Resulting from Operations	14,236
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Russell 3000 Index Fund

Statement of Changes in Net Assets

		Sept. 20,
	Year Ended	2010[1] to
	August 31,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,936	529
Realized Net Gain (Loss)	2,791	(215)
Change in Unrealized Appreciation (Depreciation)	9,509	(1,691)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,236	(1,377)
Distributions
Net Investment Income
Institutional Shares	(1,029)	(181)
ETF Shares	(465)	(154)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(1,494)	(335)
Capital Share Transactions
Institutional Shares	81,675	35,657
ETF Shares	13,646	23,032
Net Increase (Decrease) from Capital Share Transactions	95,321	58,689
Total Increase (Decrease)	108,063	56,977
Net Assets
Beginning of Period	56,977	—
End of Period[2]	165,040	56,977

1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $636,000 and $194,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Russell 3000 Index Fund

Financial Highlights

Institutional Shares
	Year	Nov. 1,
	Ended	2010[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$108.32	$104.44
Investment Operations
Net Investment Income	2.087	1.494
Net Realized and Unrealized Gain (Loss) on Investments	15.972	3.650
Total from Investment Operations	18.059	5.144
Distributions
Dividends from Net Investment Income	(1.979)	(1.264)
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.979)	(1.264)
Net Asset Value, End of Period	$124.40	$108.32

Total Return	16.89%	4.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$126	$35
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	2.06%	1.78%[2]
Portfolio Turnover Rate[3]	20%	32%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Russell 3000 Index Fund

Financial Highlights

ETF Shares
	Year	Sept. 20,
	Ended	2010[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$55.97	$51.86
Investment Operations
Net Investment Income	1.037	.819
Net Realized and Unrealized Gain (Loss) on Investments	8.255	3.924
Total from Investment Operations	9.292	4.743
Distributions
Dividends from Net Investment Income	(.982)	(.633)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.982)	(.633)
Net Asset Value, End of Period	$64.28	$55.97

Total Return	16.80%	9.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$39	$22
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	1.99%	1.71%[2]
Portfolio Turnover Rate[3]	20%	32%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Russell 3000 Index Fund

Notes to Financial Statements

Vanguard Russell 3000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2012, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

17

Russell 3000 Index Fund

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $22,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	164,440	1	—
Temporary Cash Investments	191	100	—
Futures Contracts—Assets[1]	4	—	—
Total	164,635	101	—

1 Represents variation margin on the last day of the reporting period.

18

Russell 3000 Index Fund

D. At August 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2012	5	351	18
E-mini Russell 2000 Index	September 2012	3	244	9

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $3,549,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $642,000 of ordinary income available for distribution. At August 31, 2012, the fund had available capital losses totaling $2,232,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2012, the cost of investment securities for tax purposes was $156,968,000. Net unrealized appreciation of investment securities for tax purposes was $7,764,000, consisting of unrealized gains of $12,050,000 on securities that had risen in value since their purchase and $4,286,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2012, the fund purchased $138,973,000 of investment securities and sold $43,441,000 of investment securities, other than temporary cash investments. Purchases and sales include $37,495,000 and $24,080,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

19

Russell 3000 Index Fund

G. Capital share transactions for each class of shares were:

	Year Ended		Inception[1] to
	August 31, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	96,532	830	37,726	337
Issued in Lieu of Cash Distributions	1,029	9	181	2
Redeemed	(15,886)	(142)	(2,250)	(20)
Net Increase (Decrease) —Institutional Shares	81,675	697	35,657	319
ETF Shares
Issued	37,746	600	34,354	600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(24,100)	(400)	(11,322)	(200)
Net Increase (Decrease)—ETF Shares	13,646	200	23,032	400

1 Inception was September 20, 2010, for ETF Shares and November 1, 2010, for Institutional Shares.

H. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

20

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 3000 Index Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Russell 3000 Index Fund (constituting a separate portfolio of Vanguard Scottsdale Funds, hereafter referred to as the “Fund”) at August 31, 2012, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 16, 2012

Special 2012 tax information (unaudited) for Vanguard Russell 3000 Index Fund

This information for the fiscal year ended August 31, 2012, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $1,494,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 94.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

21

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Russell 3000 Index Fund ETF Shares
Periods Ended August 31, 2012

		Since
	One	Inception
	Year	(9/20/2010)
Returns Before Taxes	16.80%	13.26%
Returns After Taxes on Distributions	16.51	13.01
Returns After Taxes on Distributions and Sale of Fund Shares	11.26	11.32

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with
$1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by
$1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses
Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended August 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Russell 3000 Index Fund	2/29/2012	8/31/2012	Period
Based on Actual Fund Return
Institutional Shares	$1,000.00	$1,033.13	$0.41
ETF Shares	1,000.00	1,032.72	0.77
Based on Hypothetical 5% Yearly Return
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.45	0.77

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.08% for Institutional Shares and 0.15% for ETF Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Russell 3000 Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Equity Investment Group—serves as investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the fund since its inception in 2010, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance
The board considered the fund’s performance since its inception, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the fund has performed in line with expectations and that its results have been consistent with its investment strategies. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of the report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

26

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study of Bioethical Issues.

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The Russell Indexes and Russell® are registered
Direct Investor Account Services > 800-662-2739	trademarks of Russell Investments and have been
licensed for use by The Vanguard Group, Inc. The
Institutional Investor Services > 800-523-1036	products are not sponsored, endorsed, sold, or
Text Telephone for People	promoted by Russell Investments and Russell
With Hearing Impairment > 800-749-7273	Investments makes no representation regarding the
advisability of investing in the products.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18540 102012

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)

Common Stocks (99.6%)[1]
Consumer Discretionary (12.1%)
McDonald's Corp.	10,803	967
Comcast Corp. Class A	28,545	957
* Amazon.com Inc.	3,846	955
Walt Disney Co.	18,999	940
Home Depot Inc.	16,271	923
News Corp. Class A	22,266	521
Target Corp.	7,029	450
Time Warner Inc.	10,204	424
Starbucks Corp.	8,063	400
NIKE Inc. Class B	3,845	374
Ford Motor Co.	39,877	372
Lowe's Cos. Inc.	12,744	363
* DIRECTV	6,963	363
TJX Cos. Inc.	7,877	361
* priceline.com Inc.	530	320
Yum! Brands Inc.	4,896	312
Time Warner Cable Inc.	3,322	295
Viacom Inc. Class B	5,611	281
CBS Corp. Class B	6,890	250
Johnson Controls Inc.	7,231	197
Las Vegas Sands Corp.	4,225	179
Macy's Inc.	4,408	178
Coach Inc.	3,055	178
* General Motors Co.	8,140	174
Ross Stores Inc.	2,409	167
* Bed Bath & Beyond Inc.	2,472	166
* Liberty Global Inc. Class A	2,789	154
Carnival Corp.	4,418	153
McGraw-Hill Cos. Inc.	2,974	152
Omnicom Group Inc.	2,898	149
* Discovery Communications Inc. Class A	2,711	149
* AutoZone Inc.	405	146
VF Corp.	932	142
Kohl's Corp.	2,586	135
Mattel Inc.	3,621	127
Limited Brands Inc.	2,566	125
* Liberty Media Corp. - Liberty Capital Class A	1,155	120
* Dollar Tree Inc.	2,466	119
Starwood Hotels & Resorts Worldwide Inc.	2,104	116
Gap Inc.	3,223	115
Thomson Reuters Corp.	3,950	112
* Liberty Interactive Corp. Class A	5,949	109
* O'Reilly Automotive Inc.	1,264	107
* Delphi Automotive plc	3,499	106
Genuine Parts Co.	1,662	105
Ralph Lauren Corp. Class A	656	104
Harley-Davidson Inc.	2,468	104
* Sirius XM Radio Inc.	40,569	103
Marriott International Inc. Class A	2,711	102
* Dollar General Corp.	1,972	101
* Chipotle Mexican Grill Inc. Class A	338	98
Nordstrom Inc.	1,673	97
Wynn Resorts Ltd.	843	87
Tiffany & Co.	1,348	83
* BorgWarner Inc.	1,213	83
PetSmart Inc.	1,148	81
Virgin Media Inc.	2,940	81
Wyndham Worldwide Corp.	1,545	81
Staples Inc.	7,326	80
* CarMax Inc.	2,436	75
Tractor Supply Co.	770	74

1

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Darden Restaurants Inc.	1,374	71
PVH Corp.	752	71
DISH Network Corp. Class A	2,181	70
Family Dollar Stores Inc.	1,034	66
Ulta Salon Cosmetics & Fragrance Inc.	665	63
Whirlpool Corp.	817	62
* LKQ Corp.	1,557	59
DR Horton Inc.	2,944	56
Lennar Corp. Class A	1,717	56
Foot Locker Inc.	1,610	56
Advance Auto Parts Inc.	780	55
Newell Rubbermaid Inc.	3,072	55
Scripps Networks Interactive Inc. Class A	904	53
Polaris Industries Inc.	690	52
Best Buy Co. Inc.	2,863	51
Interpublic Group of Cos. Inc.	4,725	50
* Toll Brothers Inc.	1,534	50
* PulteGroup Inc.	3,660	50
Dick's Sporting Goods Inc.	992	49
* Fossil Inc.	575	49
* Under Armour Inc. Class A	832	48
* Michael Kors Holdings Ltd.	895	48
H&R Block Inc.	2,903	48
Expedia Inc.	935	48
* TRW Automotive Holdings Corp.	1,082	47
Garmin Ltd.	1,167	47
American Eagle Outfitters Inc.	2,105	47
Hasbro Inc.	1,238	46
* Panera Bread Co. Class A	298	46
* Sally Beauty Holdings Inc.	1,663	46
* NVR Inc.	55	46
JC Penney Co. Inc.	1,687	44
* Mohawk Industries Inc.	600	43
Royal Caribbean Cruises Ltd.	1,595	43
* Urban Outfitters Inc.	1,127	42
* MGM Resorts International	4,186	41
Signet Jewelers Ltd.	898	41
Lear Corp.	1,050	41
Jarden Corp.	840	41
* Charter Communications Inc. Class A	514	40
Williams-Sonoma Inc.	939	39
Gannett Co. Inc.	2,489	38
Leggett & Platt Inc.	1,490	35
* Netflix Inc.	591	35
Harman International Industries Inc.	755	35
International Game Technology	2,810	35
* Hanesbrands Inc.	1,041	34
Chico's FAS Inc.	1,765	33
Abercrombie & Fitch Co.	912	33
Cablevision Systems Corp. Class A	2,147	32
Tupperware Brands Corp.	599	32
* Goodyear Tire & Rubber Co.	2,571	31
* TripAdvisor Inc.	913	31
Service Corp. International	2,328	30
* Carter's Inc.	524	29
Cinemark Holdings Inc.	1,201	28
GNC Holdings Inc. Class A	724	28
Brinker International Inc.	815	28
* Apollo Group Inc. Class A	1,007	27
* Penn National Gaming Inc.	688	27
* Madison Square Garden Co. Class A	634	27
* Lamar Advertising Co. Class A	805	27
Gentex Corp.	1,506	26
* Ascena Retail Group Inc.	1,284	25

2

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Visteon Corp.	552	25
GameStop Corp. Class A	1,310	25
Wolverine World Wide Inc.	517	24
John Wiley & Sons Inc. Class A	492	24
Aaron's Inc.	795	24
* Cabela's Inc.	491	24
* AMC Networks Inc. Class A	596	23
Dillard's Inc. Class A	309	23
Six Flags Entertainment Corp.	415	23
DSW Inc. Class A	350	23
* Warnaco Group Inc.	433	22
Brunswick Corp.	938	22
Sotheby's	710	22
Rent-A-Center Inc.	623	22
Dunkin' Brands Group Inc.	749	22
Domino's Pizza Inc.	610	22
* Life Time Fitness Inc.	451	21
Dana Holding Corp.	1,556	21
* Big Lots Inc.	692	21
* Deckers Outdoor Corp.	409	20
* Bally Technologies Inc.	456	20
* Sears Holdings Corp.	382	20
Pool Corp.	509	20
Vail Resorts Inc.	382	20
* Tesla Motors Inc.	690	20
* Tempur-Pedic International Inc.	626	20
* Tenneco Inc.	643	20
Pier 1 Imports Inc.	1,049	19
Cheesecake Factory Inc.	577	19
* Genesco Inc.	261	18
* Hyatt Hotels Corp. Class A	485	18
HSN Inc.	406	18
* Steven Madden Ltd.	423	18
* ANN Inc.	505	18
Guess? Inc.	685	18
* Select Comfort Corp.	619	18
* Coinstar Inc.	334	17
Men's Wearhouse Inc.	539	17
* Vitamin Shoppe Inc.	316	17
* Hibbett Sports Inc.	282	16
* Crocs Inc.	929	16
Washington Post Co. Class B	46	16
* Fifth & Pacific Cos. Inc.	1,185	16
* Buffalo Wild Wings Inc.	203	16
* Express Inc.	969	15
Morningstar Inc.	254	15
* Children's Place Retail Stores Inc.	260	15
* AutoNation Inc.	361	15
* Iconix Brand Group Inc.	767	14
* Liberty Ventures Class A	307	14
Thor Industries Inc.	449	14
* Jos A Bank Clothiers Inc.	293	14
* Collective Brands Inc.	647	14
* Lumber Liquidators Holdings Inc.	300	14
MDC Holdings Inc.	399	14
DeVry Inc.	705	14
* New York Times Co. Class A	1,473	14
Buckle Inc.	294	13
* Pandora Media Inc.	1,116	13
Cooper Tire & Rubber Co.	668	13
* Saks Inc.	1,134	13
* Francesca's Holdings Corp.	377	13
Group 1 Automotive Inc.	242	13
Weight Watchers International Inc.	277	13

3

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Lions Gate Entertainment Corp.	889	13
Finish Line Inc. Class A	557	13
* Live Nation Entertainment Inc.	1,487	13
Meredith Corp.	388	13
Ryland Group Inc.	471	13
Cracker Barrel Old Country Store Inc.	200	13
* Aeropostale Inc.	898	13
Wendy's Co.	2,896	12
* Gaylord Entertainment Co.	300	12
* Jack in the Box Inc.	463	12
Regal Entertainment Group Class A	865	12
Penske Automotive Group Inc.	442	12
* DreamWorks Animation SKG Inc. Class A	693	12
Bob Evans Farms Inc.	298	12
* Meritage Homes Corp.	314	12
Texas Roadhouse Inc. Class A	677	12
Jones Group Inc.	911	12
* Shutterfly Inc.	387	12
Regis Corp.	633	11
* Valassis Communications Inc.	453	11
Monro Muffler Brake Inc.	326	11
Hillenbrand Inc.	605	11
* BJ's Restaurants Inc.	263	11
* Helen of Troy Ltd.	336	11
* Peet's Coffee & Tea Inc.	134	10
* Papa John's International Inc.	188	10
Arbitron Inc.	272	10
* Orient-Express Hotels Ltd. Class A	1,083	10
* Shuffle Master Inc.	616	9
KB Home	842	9
* WMS Industries Inc.	564	9
Choice Hotels International Inc.	283	9
Matthews International Corp. Class A	297	9
* Grand Canyon Education Inc.	410	9
* Marriott Vacations Worldwide Corp.	268	9
* DineEquity Inc.	162	9
* Skechers U.S.A. Inc. Class A	393	9
Scholastic Corp.	275	8
Sturm Ruger & Co. Inc.	194	8
* Asbury Automotive Group Inc.	303	8
Cato Corp. Class A	284	8
Churchill Downs Inc.	144	8
National CineMedia Inc.	563	8
International Speedway Corp. Class A	305	8
* American Axle & Manufacturing Holdings Inc.	719	8
Oxford Industries Inc.	147	8
* Standard Pacific Corp.	1,183	8
* HomeAway Inc.	335	8
Sonic Automotive Inc. Class A	441	8
Strayer Education Inc.	120	8
* ITT Educational Services Inc.	242	8
* Ascent Capital Group Inc. Class A	150	8
Interval Leisure Group Inc.	419	8
* Pinnacle Entertainment Inc.	683	8
* La-Z-Boy Inc.	546	8
Belo Corp. Class A	1,028	7
* Dorman Products Inc.	253	7
* Steiner Leisure Ltd.	159	7
* iRobot Corp.	288	7
Stage Stores Inc.	335	7
Columbia Sportswear Co.	137	7
* Zumiez Inc.	244	7
Movado Group Inc.	199	7
Brown Shoe Co. Inc.	452	7

4

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Lithia Motors Inc. Class A	218	6
* K12 Inc.	302	6
True Religion Apparel Inc.	269	6
Ameristar Casinos Inc.	368	6
* LeapFrog Enterprises Inc.	567	6
* Sonic Corp.	651	6
* AFC Enterprises Inc.	252	6
* American Public Education Inc.	177	6
Stewart Enterprises Inc. Class A	809	6
Sinclair Broadcast Group Inc. Class A	513	6
CEC Entertainment Inc.	192	6
American Greetings Corp. Class A	395	6
* Blue Nile Inc.	151	6
Core-Mark Holding Co. Inc.	124	6
Pep Boys-Manny Moe & Jack	615	6
* Drew Industries Inc.	189	5
OfficeMax Inc.	942	5
* Arctic Cat Inc.	126	5
Fred's Inc. Class A	405	5
* G-III Apparel Group Ltd.	170	5
* Denny's Corp.	1,099	5
* Maidenform Brands Inc.	240	5
Ethan Allen Interiors Inc.	240	5
* Smith & Wesson Holding Corp.	650	5
Allison Transmission Holdings Inc.	292	5
Blyth Inc.	120	5
* Krispy Kreme Doughnuts Inc.	685	5
* Tumi Holdings Inc.	239	5
* Biglari Holdings Inc.	14	5
* rue21 inc	173	5
* Multimedia Games Holding Co. Inc.	312	5
* Capella Education Co.	155	5
* Quiksilver Inc.	1,512	5
* Ruby Tuesday Inc.	679	5
* Office Depot Inc.	2,999	5
Superior Industries International Inc.	267	5
Hot Topic Inc.	481	5
* Vera Bradley Inc.	208	4
* Red Robin Gourmet Burgers Inc.	141	4
Callaway Golf Co.	753	4
* Mattress Firm Holding Corp.	133	4
* Scientific Games Corp. Class A	582	4
* America's Car-Mart Inc.	93	4
* Beazer Homes USA Inc.	1,370	4
* Boyd Gaming Corp.	653	4
JAKKS Pacific Inc.	231	4
Harte-Hanks Inc.	541	4
* M/I Homes Inc.	195	4
Shoe Carnival Inc.	169	4
* Cavco Industries Inc.	81	4
* Bravo Brio Restaurant Group Inc.	226	4
* Barnes & Noble Inc.	300	4
* Conn's Inc.	154	4
Standard Motor Products Inc.	198	3
* Winnebago Industries Inc.	301	3
* Amerigon Inc.	288	3
* Town Sports International Holdings Inc.	250	3
* Fisher Communications Inc.	91	3
* Digital Generation Inc.	275	3
* Modine Manufacturing Co.	437	3
* EW Scripps Co. Class A	293	3
* Fuel Systems Solutions Inc.	172	3
* Skullcandy Inc.	191	3
* Caribou Coffee Co. Inc.	226	3

5

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Libbey Inc.	192	3
Nutrisystem Inc.	270	3
* Wet Seal Inc. Class A	956	3
Universal Technical Institute Inc.	229	3
* Hovnanian Enterprises Inc. Class A	915	3
Marcus Corp.	205	3
* Journal Communications Inc. Class A	491	3
* Stein Mart Inc.	287	3
MDC Partners Inc. Class A	255	3
* Perry Ellis International Inc.	125	3
* Exide Technologies	821	3
* Tuesday Morning Corp.	446	2
* Fiesta Restaurant Group Inc.	154	2
Haverty Furniture Cos. Inc.	188	2
World Wrestling Entertainment Inc. Class A	271	2
* Caesars Entertainment Corp.	331	2
PetMed Express Inc.	226	2
bebe stores inc	423	2
Destination Maternity Corp.	123	2
RadioShack Corp.	926	2
* Casual Male Retail Group Inc.	541	2
* Universal Electronics Inc.	145	2
* Black Diamond Inc.	227	2
* Central European Media Enterprises Ltd. Class A	390	2
Clear Channel Outdoor Holdings Inc. Class A	409	2
* Groupon Inc.	501	2
* Ruth's Hospitality Group Inc.	337	2
* Federal-Mogul Corp.	220	2
* Entercom Communications Corp. Class A	322	2
* Stoneridge Inc.	322	2
* Citi Trends Inc.	175	2
* Gordmans Stores Inc.	114	2
* Steinway Musical Instruments Inc.	78	2
Spartan Motors Inc.	386	2
* Saga Communications Inc. Class A	47	2
Speedway Motorsports Inc.	125	2
Weyco Group Inc.	81	2
CSS Industries Inc.	93	2
* Jamba Inc.	751	2
* Carmike Cinemas Inc.	159	2
* West Marine Inc.	175	2
Mac-Gray Corp.	139	2
* Rentrak Corp.	101	2
* Zagg Inc.	232	2
* Isle of Capri Casinos Inc.	279	2
* Career Education Corp.	542	2
* LIN TV Corp. Class A	418	2
* Morgans Hotel Group Co.	324	2
Bon-Ton Stores Inc.	158	2
* Systemax Inc.	141	2
* Bridgepoint Education Inc.	164	2
* ReachLocal Inc.	128	2
* Cumulus Media Inc. Class A	567	2
* Overstock.com Inc.	179	2
Cherokee Inc.	118	2
* VOXX International Corp. Class A	205	2
* Tilly's Inc. Class A	83	2
* New York & Co. Inc.	390	1
* Johnson Outdoors Inc. Class A	70	1
* Luby's Inc.	231	1
Einstein Noah Restaurant Group Inc.	79	1
* hhgregg Inc.	191	1
* Kenneth Cole Productions Inc. Class A	86	1
Carriage Services Inc. Class A	143	1

6

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Big 5 Sporting Goods Corp.	149	1
* 1-800-Flowers.com Inc. Class A	352	1
* Vitacost.com Inc.	198	1
* Unifi Inc.	112	1
* Body Central Corp.	141	1
* Corinthian Colleges Inc.	611	1
Bassett Furniture Industries Inc.	101	1
Lincoln Educational Services Corp.	285	1
* MarineMax Inc.	167	1
* Teavana Holdings Inc.	107	1
* Global Sources Ltd.	200	1
Hooker Furniture Corp.	97	1
* McClatchy Co. Class A	697	1
* Kirkland's Inc.	109	1
Entravision Communications Corp. Class A	911	1
* Orbitz Worldwide Inc.	347	1
* Education Management Corp.	329	1
* Reading International Inc. Class A	150	1
Frisch's Restaurants Inc.	29	1
* Ignite Restaurant Group Inc.	60	1
RG Barry Corp.	59	1
* Liberty Ventures Rights, Exp. Date 10/9/12	95	1
Culp Inc.	79	1
* US Auto Parts Network Inc.	279	1
* Daily Journal Corp.	9	1
Flexsteel Industries Inc.	41	1
* Five Below Inc.	25	1
Outdoor Channel Holdings Inc.	114	1
Winmark Corp.	16	1
* Red Lion Hotels Corp.	108	1
* Nathan's Famous Inc.	24	1
* Tower International Inc.	101	1
Lifetime Brands Inc.	68	1
* MTR Gaming Group Inc.	203	1
* Bluegreen Corp.	129	1
Collectors Universe	48	1
* Nexstar Broadcasting Group Inc. Class A	68	1
* Delta Apparel Inc.	41	1
Martha Stewart Living Omnimedia Class A	178	1
* Premier Exhibitions Inc.	231	1
* Sealy Corp.	311	—
* Carrols Restaurant Group Inc.	84	—
Salem Communications Corp. Class A	91	—
* Geeknet Inc.	22	—
* CafePress Inc.	42	—
* Perfumania Holdings Inc.	46	—
* K-Swiss Inc. Class A	115	—
* Monarch Casino & Resort Inc.	30	—
* Beasley Broadcasting Group Inc. Class A	40	—
Value Line Inc.	15	—
* Crown Media Holdings Inc. Class A	98	—
* Orchard Supply Hardware Stores Corp. Class A	11	—
Marine Products Corp.	26	—
Shiloh Industries Inc.	15	—
National American University Holdings Inc.	21	—
* Dial Global Inc.	20	—
* Digital Domain Media Group Inc.	24	—
		19,975
Consumer Staples (9.5%)
Procter & Gamble Co.	29,127	1,957
Philip Morris International Inc.	18,130	1,619
Coca-Cola Co.	41,294	1,544
Wal-Mart Stores Inc.	17,966	1,304
PepsiCo Inc.	16,625	1,204

7

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Kraft Foods Inc.	18,847	783
Altria Group Inc.	21,630	735
CVS Caremark Corp.	13,622	620
Colgate-Palmolive Co.	5,073	539
Costco Wholesale Corp.	4,606	451
Kimberly-Clark Corp.	4,169	349
Walgreen Co.	9,171	328
General Mills Inc.	6,881	271
HJ Heinz Co.	3,401	189
Whole Foods Market Inc.	1,952	189
Sysco Corp.	6,227	189
Archer-Daniels-Midland Co.	7,000	187
Lorillard Inc.	1,388	174
Reynolds American Inc.	3,500	161
Mead Johnson Nutrition Co.	2,168	159
Estee Lauder Cos. Inc. Class A	2,447	147
Kroger Co.	5,963	133
Kellogg Co.	2,569	130
Hershey Co.	1,597	115
ConAgra Foods Inc.	4,422	111
Brown-Forman Corp. Class B	1,599	102
Dr Pepper Snapple Group Inc.	2,260	101
JM Smucker Co.	1,191	101
Clorox Co.	1,388	101
Bunge Ltd.	1,558	99
Beam Inc.	1,683	98
Coca-Cola Enterprises Inc.	3,190	94
* Monster Beverage Corp.	1,535	90
McCormick & Co. Inc.	1,413	87
Church & Dwight Co. Inc.	1,484	81
Avon Products Inc.	4,590	71
Campbell Soup Co.	1,868	66
Herbalife Ltd.	1,251	61
Molson Coors Brewing Co. Class B	1,353	60
* Constellation Brands Inc. Class A	1,558	51
Tyson Foods Inc. Class A	3,107	49
Energizer Holdings Inc.	699	48
Ingredion Inc.	804	43
* Ralcorp Holdings Inc.	585	42
Hormel Foods Corp.	1,418	41
Safeway Inc.	2,535	40
* Green Mountain Coffee Roasters Inc.	1,472	36
Hillshire Brands Co.	1,268	33
* Dean Foods Co.	1,983	33
* Smithfield Foods Inc.	1,598	31
* United Natural Foods Inc.	513	29
* Hain Celestial Group Inc.	394	27
Flowers Foods Inc.	1,196	25
Nu Skin Enterprises Inc. Class A	587	24
Casey's General Stores Inc.	399	23
* Darling International Inc.	1,237	21
* TreeHouse Foods Inc.	381	20
Harris Teeter Supermarkets Inc.	468	18
* Fresh Market Inc.	289	17
B&G Foods Inc. Class A	500	15
Lancaster Colony Corp.	199	14
PriceSmart Inc.	190	14
* Elizabeth Arden Inc.	269	13
Universal Corp.	251	12
Snyders-Lance Inc.	469	11
Sanderson Farms Inc.	249	11
Fresh Del Monte Produce Inc.	411	10
Vector Group Ltd.	550	9
J&J Snack Foods Corp.	161	9

8

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Spectrum Brands Holdings Inc.	235	9
* Boston Beer Co. Inc. Class A	84	9
* Post Holdings Inc.	282	8
* Prestige Brands Holdings Inc.	512	8
* Rite Aid Corp.	6,836	8
WD-40 Co.	166	8
Andersons Inc.	194	8
* Smart Balance Inc.	647	7
Cal-Maine Foods Inc.	166	7
Tootsie Roll Industries Inc.	239	6
* Star Scientific Inc.	1,543	6
SUPERVALU Inc.	2,312	5
* Dole Food Co. Inc.	417	5
Weis Markets Inc.	123	5
* Central Garden and Pet Co. Class A	395	5
Diamond Foods Inc.	221	4
* Medifast Inc.	146	4
* Harbinger Group Inc.	482	4
* Susser Holdings Corp.	114	4
Village Super Market Inc. Class A	104	3
* Chiquita Brands International Inc.	570	3
Coca-Cola Bottling Co. Consolidated	48	3
* Pantry Inc.	233	3
* USANA Health Sciences Inc.	69	3
Spartan Stores Inc.	203	3
* Pilgrim's Pride Corp.	549	3
Calavo Growers Inc.	110	3
* Seneca Foods Corp. Class A	98	3
* Schiff Nutrition International Inc.	135	3
Inter Parfums Inc.	153	3
Nash Finch Co.	127	2
Ingles Markets Inc. Class A	155	2
* Alliance One International Inc.	786	2
* National Beverage Corp.	134	2
Nature's Sunshine Products Inc.	126	2
* Annie's Inc.	45	2
* Central European Distribution Corp.	661	2
* Nutraceutical International Corp.	117	2
* Omega Protein Corp.	243	2
Limoneira Co.	98	2
* Revlon Inc. Class A	125	2
^ Roundy's Inc.	218	2
Arden Group Inc.	18	2
Alico Inc.	50	2
* Chefs' Warehouse Inc.	100	2
* Synutra International Inc.	250	1
Griffin Land & Nurseries Inc.	43	1
* John B Sanfilippo & Son Inc.	72	1
Female Health Co.	163	1
Orchids Paper Products Co.	52	1
Oil-Dri Corp. of America	37	1
* Westway Group Inc.	109	1
* Inventure Foods Inc.	118	1
* Craft Brew Alliance Inc.	53	—
* Farmer Bros Co.	25	—
Lifeway Foods Inc.	17	—
		15,760
Energy (10.1%)
Exxon Mobil Corp.	49,706	4,339
Chevron Corp.	20,969	2,352
Schlumberger Ltd.	14,176	1,026
ConocoPhillips	13,442	763
Occidental Petroleum Corp.	8,622	733
Anadarko Petroleum Corp.	5,311	368

9

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
National Oilwell Varco Inc.	4,531	357
Apache Corp.	4,155	356
Halliburton Co.	9,812	321
EOG Resources Inc.	2,866	310
Phillips 66	6,647	279
Devon Energy Corp.	4,299	249
Williams Cos. Inc.	6,651	215
Baker Hughes Inc.	4,661	213
Marathon Oil Corp.	7,498	209
Spectra Energy Corp.	6,939	196
Marathon Petroleum Corp.	3,622	187
Kinder Morgan Inc.	5,194	186
Valero Energy Corp.	5,877	184
Noble Energy Inc.	1,890	166
Hess Corp.	3,236	164
* Cameron International Corp.	2,618	143
Chesapeake Energy Corp.	7,041	136
Pioneer Natural Resources Co.	1,308	127
* FMC Technologies Inc.	2,543	119
* Southwestern Energy Co.	3,714	116
Range Resources Corp.	1,727	113
Murphy Oil Corp.	2,068	106
* Concho Resources Inc.	1,111	100
Cabot Oil & Gas Corp.	2,231	92
HollyFrontier Corp.	2,202	89
EQT Corp.	1,400	76
CONSOL Energy Inc.	2,428	73
* Denbury Resources Inc.	4,178	65
Peabody Energy Corp.	2,913	63
Oceaneering International Inc.	1,143	61
Tesoro Corp.	1,493	59
* Whiting Petroleum Corp.	1,251	56
QEP Resources Inc.	1,893	54
* Plains Exploration & Production Co.	1,367	54
Sunoco Inc.	1,111	52
Cimarex Energy Co.	911	52
Diamond Offshore Drilling Inc.	736	49
* Newfield Exploration Co.	1,447	47
Helmerich & Payne Inc.	1,026	47
* Rowan Cos. plc Class A	1,329	47
* Nabors Industries Ltd.	3,109	46
* Oil States International Inc.	577	45
* Cobalt International Energy Inc.	1,972	45
* Dresser-Rand Group Inc.	799	40
Energen Corp.	763	39
* Superior Energy Services Inc.	1,671	35
* SandRidge Energy Inc.	5,202	34
* Cheniere Energy Inc.	2,311	34
* Continental Resources Inc.	452	33
* Ultra Petroleum Corp.	1,624	33
* WPX Energy Inc.	2,122	33
SM Energy Co.	688	32
* Dril-Quip Inc.	421	29
World Fuel Services Corp.	778	29
* Atwood Oceanics Inc.	617	29
* McDermott International Inc.	2,546	28
Energy XXI Bermuda Ltd.	823	27
Tidewater Inc.	556	26
Patterson-UTI Energy Inc.	1,655	25
* Kodiak Oil & Gas Corp.	2,781	25
* Oasis Petroleum Inc.	835	24
* Rosetta Resources Inc.	553	24
* Unit Corp.	510	20
Berry Petroleum Co. Class A	550	20

10

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* SEACOR Holdings Inc.	230	20
* Helix Energy Solutions Group Inc.	1,112	20
Lufkin Industries Inc.	357	19
Golar LNG Ltd.	462	18
Bristow Group Inc.	372	17
Western Refining Inc.	605	17
* Gulfport Energy Corp.	590	16
* SemGroup Corp. Class A	430	15
CARBO Ceramics Inc.	214	15
* Hornbeck Offshore Services Inc.	363	14
* Alpha Natural Resources Inc.	2,342	14
Targa Resources Corp.	302	14
Arch Coal Inc.	2,194	13
* McMoRan Exploration Co.	1,043	13
* Exterran Holdings Inc.	701	13
* Key Energy Services Inc.	1,605	13
* Stone Energy Corp.	510	12
* Cloud Peak Energy Inc.	668	12
Teekay Corp.	392	12
* Bill Barrett Corp.	519	11
* Northern Oil and Gas Inc.	690	11
* Carrizo Oil & Gas Inc.	426	11
* ION Geophysical Corp.	1,480	10
* Gulfmark Offshore Inc.	271	10
* C&J Energy Services Inc.	457	9
* Approach Resources Inc.	311	9
* Forest Oil Corp.	1,196	9
* Halcon Resources Corp.	1,148	9
* Clean Energy Fuels Corp.	664	9
* PDC Energy Inc.	307	9
EXCO Resources Inc.	1,247	9
* Swift Energy Co.	433	8
RPC Inc.	656	8
* Comstock Resources Inc.	485	8
Ship Finance International Ltd.	491	8
* Contango Oil & Gas Co.	131	7
* Hercules Offshore Inc.	1,748	7
* Kosmos Energy Ltd.	730	7
* Magnum Hunter Resources Corp.	1,599	7
W&T Offshore Inc.	386	7
Nordic American Tankers Ltd.	555	7
* OYO Geospace Corp.	69	6
* Newpark Resources Inc.	883	6
* Forum Energy Technologies Inc.	248	6
Crosstex Energy Inc.	472	6
* TETRA Technologies Inc.	900	6
* CVR Energy Inc.	191	6
* Rex Energy Corp.	454	6
* Parker Drilling Co.	1,318	5
* Energy Partners Ltd.	301	5
* Rentech Inc.	2,344	5
* Laredo Petroleum Holdings Inc.	226	5
Delek US Holdings Inc.	186	5
* Pioneer Energy Services Corp.	624	5
* Endeavour International Corp.	522	4
* Solazyme Inc.	367	4
* Resolute Energy Corp.	484	4
* PHI Inc.	157	4
* Vaalco Energy Inc.	583	4
Gulf Island Fabrication Inc.	166	4
* FX Energy Inc.	547	4
* Quicksilver Resources Inc.	1,173	4
* Goodrich Petroleum Corp.	303	4
* Basic Energy Services Inc.	333	4

11

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Heckmann Corp.	1,352	4
* Petroquest Energy Inc.	557	4
* Harvest Natural Resources Inc.	410	4
* Tesco Corp.	344	3
* Clayton Williams Energy Inc.	71	3
* Triangle Petroleum Corp.	483	3
* Venoco Inc.	295	3
* Matrix Service Co.	256	3
Penn Virginia Corp.	479	3
* Vantage Drilling Co.	1,798	3
* Warren Resources Inc.	905	3
* Bonanza Creek Energy Inc.	124	2
Panhandle Oil and Gas Inc. Class A	83	2
Teekay Tankers Ltd. Class A	592	2
* GasLog Ltd.	211	2
* BPZ Resources Inc.	981	2
* Uranium Energy Corp.	869	2
* Callon Petroleum Co.	387	2
* Natural Gas Services Group Inc.	153	2
* Willbros Group Inc.	423	2
* Sanchez Energy Corp.	107	2
* Mitcham Industries Inc.	132	2
* Scorpio Tankers Inc.	373	2
* RigNet Inc.	111	2
* Dawson Geophysical Co.	91	2
* Miller Energy Resources Inc.	418	2
* Abraxas Petroleum Corp.	919	2
* Matador Resources Co.	183	2
* KiOR Inc.	237	2
* Midstates Petroleum Co. Inc.	216	2
* Evolution Petroleum Corp.	213	2
Frontline Ltd.	515	2
Apco Oil and Gas International Inc.	100	2
* Gevo Inc.	441	2
* Cal Dive International Inc.	1,037	2
Knightsbridge Tankers Ltd.	241	2
Overseas Shipholding Group Inc.	257	2
* Isramco Inc.	15	2
* Uranerz Energy Corp.	986	1
* Global Geophysical Services Inc.	268	1
Alon USA Energy Inc.	88	1
* Amyris Inc.	366	1
Bolt Technology Corp.	77	1
* Westmoreland Coal Co.	129	1
* Synergy Resources Corp.	351	1
* CREDO Petroleum Corp.	62	1
* REX American Resources Corp.	50	1
* Saratoga Resources Inc.	163	1
* TGC Industries Inc.	131	1
* Green Plains Renewable Energy Inc.	161	1
* Gastar Exploration Ltd.	421	1
* ZaZa Energy Corp.	223	1
Adams Resources & Energy Inc.	19	1
* Crimson Exploration Inc.	138	1
* Forbes Energy Services Ltd.	133	—
* Voyager Oil & Gas Inc.	212	—
* Union Drilling Inc.	60	—
* Ceres Inc.	37	—
* Renewable Energy Group Inc.	47	—
Hallador Energy Co.	20	—
* Magnum Hunter Resources Corp. Warrants Exp. 10/14/2013	45	—
		16,619
Financials (15.9%)
Wells Fargo & Co.	52,079	1,772

12

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Berkshire Hathaway Inc. Class B	18,930	1,597
JPMorgan Chase & Co.	40,464	1,503
Citigroup Inc.	31,168	926
Bank of America Corp.	114,552	915
US Bancorp	20,135	673
American Express Co.	10,644	621
Goldman Sachs Group Inc.	5,229	553
Simon Property Group Inc.	3,223	511
PNC Financial Services Group Inc.	5,621	349
Capital One Financial Corp.	6,169	349
MetLife Inc.	9,043	309
American Tower Corporation	4,195	295
Bank of New York Mellon Corp.	12,679	286
Prudential Financial Inc.	4,966	271
Travelers Cos. Inc.	4,136	268
ACE Ltd.	3,601	265
Morgan Stanley	16,377	246
BlackRock Inc.	1,354	239
* American International Group Inc.	6,853	235
BB&T Corp.	7,427	234
Aflac Inc.	4,971	230
Public Storage	1,517	221
Discover Financial Services	5,638	218
State Street Corp.	5,194	216
Chubb Corp.	2,870	212
HCP Inc.	4,460	205
Ventas Inc.	3,073	201
Marsh & McLennan Cos. Inc.	5,807	198
Allstate Corp.	5,215	194
CME Group Inc.	3,533	194
Equity Residential	3,196	193
Aon plc	3,470	180
Annaly Capital Management Inc.	10,360	179
Boston Properties Inc.	1,593	179
Franklin Resources Inc.	1,480	174
Prologis Inc.	4,894	167
T. Rowe Price Group Inc.	2,712	167
Vornado Realty Trust	1,974	160
Charles Schwab Corp.	11,421	154
Fifth Third Bancorp	9,780	148
SunTrust Banks Inc.	5,721	144
AvalonBay Communities Inc.	1,014	143
Weyerhaeuser Co.	5,713	142
Health Care REIT Inc.	2,429	142
Loews Corp.	3,316	135
Ameriprise Financial Inc.	2,324	128
Progressive Corp.	6,497	127
American Capital Agency Corp.	3,632	127
M&T Bank Corp.	1,347	117
Host Hotels & Resorts Inc.	7,647	117
General Growth Properties Inc.	5,617	116
Invesco Ltd.	4,770	113
Northern Trust Corp.	2,297	107
* IntercontinentalExchange Inc.	777	106
Regions Financial Corp.	15,044	105
Digital Realty Trust Inc.	1,295	96
Kimco Realty Corp.	4,332	88
Principal Financial Group Inc.	3,196	88
KeyCorp	10,150	86
Macerich Co.	1,404	84
Hartford Financial Services Group Inc.	4,663	84
Moody's Corp.	2,093	83
SLM Corp.	5,199	82
* CIT Group Inc.	2,126	80

13

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
SL Green Realty Corp.	953	77
XL Group plc Class A	3,314	77
Federal Realty Investment Trust	683	74
Plum Creek Timber Co. Inc.	1,725	71
Lincoln National Corp.	3,037	71
NYSE Euronext	2,714	68
UDR Inc.	2,643	67
Comerica Inc.	2,103	65
Rayonier Inc.	1,311	64
* Affiliated Managers Group Inc.	542	64
New York Community Bancorp Inc.	4,703	62
* Alleghany Corp.	180	61
Huntington Bancshares Inc.	9,118	60
* CBRE Group Inc. Class A	3,462	60
Cincinnati Financial Corp.	1,541	60
Realty Income Corp.	1,409	59
Camden Property Trust	850	59
Unum Group	3,018	59
Everest Re Group Ltd.	558	58
* Arch Capital Group Ltd.	1,434	57
Essex Property Trust Inc.	374	57
Torchmark Corp.	1,047	54
PartnerRe Ltd.	688	50
Taubman Centers Inc.	628	50
Alexandria Real Estate Equities Inc.	664	49
Regency Centers Corp.	963	47
* MSCI Inc. Class A	1,305	46
People's United Financial Inc.	3,817	46
Reinsurance Group of America Inc. Class A	775	46
Arthur J Gallagher & Co.	1,271	45
American Campus Communities Inc.	973	45
Leucadia National Corp.	2,115	45
Ares Capital Corp.	2,610	45
Fidelity National Financial Inc. Class A	2,389	45
* Markel Corp.	103	45
WR Berkley Corp.	1,192	45
RenaissanceRe Holdings Ltd.	546	42
Raymond James Financial Inc.	1,198	42
TD Ameritrade Holding Corp.	2,448	42
Senior Housing Properties Trust	1,878	42
Duke Realty Corp.	2,807	41
Apartment Investment & Management Co. Class A	1,529	40
BRE Properties Inc.	809	40
Liberty Property Trust	1,093	40
Hudson City Bancorp Inc.	5,602	40
Axis Capital Holdings Ltd.	1,157	39
* American Capital Ltd.	3,514	39
DDR Corp.	2,500	38
Zions Bancorporation	1,952	38
Extra Space Storage Inc.	1,101	38
Kilroy Realty Corp.	786	37
Legg Mason Inc.	1,493	37
Weingarten Realty Investors	1,286	36
HCC Insurance Holdings Inc.	1,077	36
Douglas Emmett Inc.	1,482	36
First Republic Bank	1,084	35
National Retail Properties Inc.	1,138	35
Two Harbors Investment Corp.	3,005	35
Lazard Ltd. Class A	1,218	35
American Financial Group Inc.	910	34
CBL & Associates Properties Inc.	1,588	34
Jones Lang LaSalle Inc.	469	34
East West Bancorp Inc.	1,541	34
Validus Holdings Ltd.	1,002	34

14

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Signature Bank	519	34
Eaton Vance Corp.	1,234	33
White Mountains Insurance Group Ltd.	64	33
Tanger Factory Outlet Centers	989	33
Home Properties Inc.	519	33
Brown & Brown Inc.	1,249	33
Commerce Bancshares Inc.	804	32
SEI Investments Co.	1,469	32
Hospitality Properties Trust	1,321	32
Cullen/Frost Bankers Inc.	570	32
MFA Financial Inc.	3,826	31
Piedmont Office Realty Trust Inc. Class A	1,846	31
Allied World Assurance Co. Holdings AG	390	31
BioMed Realty Trust Inc.	1,652	31
Equity Lifestyle Properties Inc.	444	31
Assurant Inc.	853	30
First Niagara Financial Group Inc.	3,799	30
Post Properties Inc.	582	30
Hatteras Financial Corp.	1,023	30
Mid-America Apartment Communities Inc.	428	29
* Ocwen Financial Corp.	1,123	29
Starwood Property Trust Inc.	1,217	29
ProAssurance Corp.	321	29
NASDAQ OMX Group Inc.	1,222	28
Waddell & Reed Financial Inc. Class A	935	28
Omega Healthcare Investors Inc.	1,143	27
* Genworth Financial Inc. Class A	5,187	27
Chimera Investment Corp.	10,742	27
CBOE Holdings Inc.	946	27
* SVB Financial Group	463	27
* E*TRADE Financial Corp.	3,093	27
Highwoods Properties Inc.	777	25
CYS Investments Inc.	1,758	25
City National Corp.	487	25
LaSalle Hotel Properties	910	25
Invesco Mortgage Capital Inc.	1,207	25
Mack-Cali Realty Corp.	924	25
Protective Life Corp.	846	24
Assured Guaranty Ltd.	1,804	24
First Horizon National Corp.	2,649	24
Hancock Holding Co.	797	24
Associated Banc-Corp	1,818	24
Old Republic International Corp.	2,712	23
ARMOUR Residential REIT Inc.	3,131	23
* Forest City Enterprises Inc. Class A	1,525	23
Jefferies Group Inc.	1,528	22
Entertainment Properties Trust	492	22
Bank of Hawaii Corp.	478	22
Aspen Insurance Holdings Ltd.	751	22
First American Financial Corp.	1,118	22
Susquehanna Bancshares Inc.	2,034	21
Prosperity Bancshares Inc.	500	21
Capitol Federal Financial Inc.	1,759	21
Valley National Bancorp	2,140	21
Alterra Capital Holdings Ltd.	901	21
Fulton Financial Corp.	2,114	21
Federated Investors Inc. Class B	968	21
Colonial Properties Trust	927	20
RLJ Lodging Trust	1,130	20
Healthcare Realty Trust Inc.	825	20
CNO Financial Group Inc.	2,235	20
American Realty Capital Trust Inc.	1,678	20
* Texas Capital Bancshares Inc.	430	20
DiamondRock Hospitality Co.	2,028	20

15

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
TCF Financial Corp.	1,722	19
* Howard Hughes Corp.	291	19
Washington REIT	702	19
* Stifel Financial Corp.	576	19
Brandywine Realty Trust	1,537	19
Prospect Capital Corp.	1,607	18
FirstMerit Corp.	1,168	18
Washington Federal Inc.	1,132	18
DuPont Fabros Technology Inc.	652	18
Endurance Specialty Holdings Ltd.	470	18
Synovus Financial Corp.	8,490	18
Erie Indemnity Co. Class A	276	18
Sovran Self Storage Inc.	309	18
* Popular Inc.	1,106	18
Hanover Insurance Group Inc.	487	17
Corporate Office Properties Trust	775	17
Apollo Investment Corp.	2,160	17
CubeSmart	1,333	17
CapitalSource Inc.	2,470	17
UMB Financial Corp.	349	17
Janus Capital Group Inc.	1,948	17
DCT Industrial Trust Inc.	2,663	17
Webster Financial Corp.	779	17
EastGroup Properties Inc.	309	17
* MBIA Inc.	1,516	16
Trustmark Corp.	696	16
FNB Corp.	1,491	16
BOK Financial Corp.	280	16
Glimcher Realty Trust	1,525	16
Potlatch Corp.	442	16
Kemper Corp.	514	16
* Sunstone Hotel Investors Inc.	1,496	16
LPL Financial Holdings Inc.	544	16
Iberiabank Corp.	324	15
Umpqua Holdings Corp.	1,190	15
Capstead Mortgage Corp.	1,039	15
Wintrust Financial Corp.	398	15
StanCorp Financial Group Inc.	471	15
Platinum Underwriters Holdings Ltd.	370	15
Medical Properties Trust Inc.	1,392	14
BancorpSouth Inc.	971	14
Primerica Inc.	490	14
Westamerica Bancorporation	304	14
Pebblebrook Hotel Trust	595	14
* First Cash Financial Services Inc.	313	14
Greenhill & Co. Inc.	318	14
RLI Corp.	218	14
Education Realty Trust Inc.	1,190	14
CommonWealth REIT	915	14
PS Business Parks Inc.	198	13
* St. Joe Co.	700	13
Cathay General Bancorp	819	13
Old National Bancorp	1,013	13
PennyMac Mortgage Investment Trust	620	13
National Health Investors Inc.	254	13
Sun Communities Inc.	283	13
* Alexander & Baldwin Inc.	436	13
United Bankshares Inc.	527	13
MarketAxess Holdings Inc.	393	13
Acadia Realty Trust	509	13
Northwest Bancshares Inc.	1,046	13
Redwood Trust Inc.	859	12
Equity One Inc.	577	12
Lexington Realty Trust	1,297	12

16

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* First Industrial Realty Trust Inc.	939	12
Glacier Bancorp Inc.	778	12
National Penn Bancshares Inc.	1,331	12
First Financial Bankshares Inc.	340	12
Cash America International Inc.	304	12
MB Financial Inc.	577	12
Montpelier Re Holdings Ltd.	543	12
Community Bank System Inc.	417	12
CVB Financial Corp.	973	12
* Ezcorp Inc. Class A	511	12
* Strategic Hotels & Resorts Inc.	1,871	11
Mercury General Corp.	293	11
LTC Properties Inc.	331	11
* Financial Engines Inc.	513	11
* PHH Corp.	624	11
PrivateBancorp Inc. Class A	667	11
International Bancshares Corp.	585	11
* BBCN Bancorp Inc.	846	11
Selective Insurance Group Inc.	590	11
First Financial Bancorp	647	11
Symetra Financial Corp.	860	11
Bank of the Ozarks Inc.	319	10
Anworth Mortgage Asset Corp.	1,478	10
Alexander's Inc.	22	10
American Assets Trust Inc.	362	10
Retail Properties of America Inc.	866	10
Solar Capital Ltd.	416	10
Provident Financial Services Inc.	608	9
Hersha Hospitality Trust Class A	1,876	9
First Citizens BancShares Inc. Class A	56	9
Government Properties Income Trust	407	9
American Capital Mortgage Investment Corp.	367	9
First Midwest Bancorp Inc.	760	9
Fifth Street Finance Corp.	852	9
Pennsylvania REIT	568	9
Astoria Financial Corp.	882	9
BankUnited Inc.	351	9
* Citizens Republic Bancorp Inc.	416	9
Walter Investment Management Corp.	300	8
* DFC Global Corp.	445	8
* Investors Bancorp Inc.	481	8
* World Acceptance Corp.	113	8
NorthStar Realty Finance Corp.	1,380	8
Franklin Street Properties Corp.	728	8
Argo Group International Holdings Ltd.	273	8
* Enstar Group Ltd.	87	8
Sabra Health Care REIT Inc.	414	8
* Credit Acceptance Corp.	79	8
Park National Corp.	115	8
Associated Estates Realty Corp.	509	8
CreXus Investment Corp.	748	8
Boston Private Financial Holdings Inc.	808	8
Cousins Properties Inc.	958	8
First Commonwealth Financial Corp.	1,098	8
Main Street Capital Corp.	287	8
Home BancShares Inc.	241	8
NBT Bancorp Inc.	361	8
BlackRock Kelso Capital Corp.	765	8
Investors Real Estate Trust	899	8
Evercore Partners Inc. Class A	303	7
Infinity Property & Casualty Corp.	133	7
PacWest Bancorp	314	7
Columbia Banking System Inc.	409	7
Horace Mann Educators Corp.	415	7

17

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* TFS Financial Corp.	824	7
Amtrust Financial Services Inc.	278	7
CNA Financial Corp.	277	7
* Pinnacle Financial Partners Inc.	377	7
American Equity Investment Life Holding Co.	623	7
First Potomac Realty Trust	562	7
Tower Group Inc.	386	7
* Western Alliance Bancorp	772	7
Colony Financial Inc.	374	7
* Greenlight Capital Re Ltd. Class A	295	7
Triangle Capital Corp.	288	7
Oritani Financial Corp.	482	7
Chemical Financial Corp.	306	7
Hudson Pacific Properties Inc.	394	7
Independent Bank Corp.	239	7
Inland Real Estate Corp.	844	7
SCBT Financial Corp.	171	7
Chesapeake Lodging Trust	364	7
Banco Latinoamericano de Comercio Exterior SA	320	7
Cohen & Steers Inc.	199	7
Retail Opportunity Investments Corp.	528	7
* National Financial Partners Corp.	447	7
Ramco-Gershenson Properties Trust	495	6
* iStar Financial Inc.	889	6
PennantPark Investment Corp.	587	6
Employers Holdings Inc.	349	6
ViewPoint Financial Group Inc.	340	6
Brookline Bancorp Inc.	721	6
Kennedy-Wilson Holdings Inc.	442	6
Dynex Capital Inc.	585	6
Interactive Brokers Group Inc.	437	6
Hercules Technology Growth Capital Inc.	529	6
* Nationstar Mortgage Holdings Inc.	215	6
Nelnet Inc. Class A	243	6
Sterling Financial Corp.	270	6
Safety Insurance Group Inc.	126	6
* FelCor Lodging Trust Inc.	1,228	6
AG Mortgage Investment Trust Inc.	239	6
Coresite Realty Corp.	203	6
KBW Inc.	358	5
* Navigators Group Inc.	111	5
Apollo Residential Mortgage Inc.	263	5
STAG Industrial Inc.	348	5
Flushing Financial Corp.	351	5
Community Trust Bancorp Inc.	155	5
Flagstone Reinsurance Holdings SA	623	5
Maiden Holdings Ltd.	576	5
Monmouth Real Estate Investment Corp. Class A	471	5
TrustCo Bank Corp. NY	931	5
Renasant Corp.	284	5
* AMERISAFE Inc.	206	5
Getty Realty Corp.	287	5
* Virtus Investment Partners Inc.	60	5
* Forestar Group Inc.	357	5
American National Insurance Co.	72	5
* Hilltop Holdings Inc.	454	5
State Bank Financial Corp.	313	5
Universal Health Realty Income Trust	117	5
Sandy Spring Bancorp Inc.	274	5
Resource Capital Corp.	840	5
City Holding Co.	147	5
Ashford Hospitality Trust Inc.	605	5
Banner Corp.	207	5
* PICO Holdings Inc.	228	5

18

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Oriental Financial Group Inc.	464	5
Lakeland Financial Corp.	185	5
Dime Community Bancshares Inc.	350	5
S&T Bancorp Inc.	281	5
Berkshire Hills Bancorp Inc.	217	5
WesBanco Inc.	237	5
BGC Partners Inc. Class A	1,052	5
Tompkins Financial Corp.	121	5
* Piper Jaffray Cos.	189	5
Meadowbrook Insurance Group Inc.	597	5
TowneBank	306	5
Urstadt Biddle Properties Inc. Class A	230	4
* Citizens Inc.	459	4
TICC Capital Corp.	428	4
* West Coast Bancorp	223	4
Cardinal Financial Corp.	343	4
Simmons First National Corp. Class A	190	4
Excel Trust Inc.	368	4
Radian Group Inc.	1,280	4
United Fire Group Inc.	194	4
MCG Capital Corp.	923	4
Campus Crest Communities Inc.	395	4
Washington Trust Bancorp Inc.	172	4
* HFF Inc. Class A	320	4
Stewart Information Services Corp.	214	4
Duff & Phelps Corp. Class A	319	4
* WisdomTree Investments Inc.	671	4
* Hanmi Financial Corp.	332	4
Provident New York Bancorp	468	4
FBL Financial Group Inc. Class A	117	4
* Wilshire Bancorp Inc.	618	4
First Merchants Corp.	270	4
WSFS Financial Corp.	93	4
Sterling Bancorp	375	4
MVC Capital Inc.	292	4
Heartland Financial USA Inc.	139	4
Southside Bancshares Inc.	164	4
* Tejon Ranch Co.	128	4
OneBeacon Insurance Group Ltd. Class A	275	4
CapLease Inc.	718	4
Apollo Commercial Real Estate Finance Inc.	200	4
Rockville Financial Inc.	287	3
Epoch Holding Corp.	161	3
First Financial Corp.	111	3
* Taylor Capital Group Inc.	200	3
Great Southern Bancorp Inc.	114	3
Winthrop Realty Trust	294	3
First Busey Corp.	692	3
Presidential Life Corp.	235	3
German American Bancorp Inc.	141	3
* ICG Group Inc.	353	3
1st Source Corp.	141	3
* United Community Banks Inc.	399	3
Cedar Realty Trust Inc.	577	3
* eHealth Inc.	191	3
* Safeguard Scientifics Inc.	203	3
Camden National Corp.	83	3
* NewStar Financial Inc.	259	3
* Investment Technology Group Inc.	360	3
GAMCO Investors Inc.	67	3
Saul Centers Inc.	70	3
Rouse Properties Inc.	217	3
Bancfirst Corp.	72	3
Agree Realty Corp.	120	3

19

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Netspend Holdings Inc.	312	3
StellarOne Corp.	223	3
* Ameris Bancorp	247	3
* Eagle Bancorp Inc.	172	3
National Western Life Insurance Co. Class A	21	3
Kite Realty Group Trust	564	3
* Knight Capital Group Inc. Class A	1,040	3
Territorial Bancorp Inc.	123	3
* Beneficial Mutual Bancorp Inc.	321	3
Medley Capital Corp.	216	3
Capital Southwest Corp.	27	3
Bryn Mawr Bank Corp.	128	3
Centerstate Banks Inc.	341	3
SY Bancorp Inc.	119	3
* Bancorp Inc.	287	3
CoBiz Financial Inc.	389	3
Univest Corp. of Pennsylvania	167	3
Northfield Bancorp Inc.	180	3
* Central Pacific Financial Corp.	194	3
Union First Market Bankshares Corp.	182	3
Summit Hotel Properties Inc.	313	3
First Community Bancshares Inc.	179	3
* Southwest Bancorp Inc.	239	3
Lakeland Bancorp Inc.	259	3
Hudson Valley Holding Corp.	155	3
* INTL. FCStone Inc.	144	3
First Connecticut Bancorp Inc.	200	3
* Green Dot Corp. Class A	225	3
Financial Institutions Inc.	147	3
Westwood Holdings Group Inc.	70	3
Citizens & Northern Corp.	134	3
Trico Bancshares	167	3
* Franklin Financial Corp.	154	3
Peoples Bancorp Inc.	116	3
National Bankshares Inc.	79	3
RAIT Financial Trust	532	2
Arrow Financial Corp.	102	2
One Liberty Properties Inc.	130	2
United Financial Bancorp Inc.	174	2
Republic Bancorp Inc. Class A	110	2
First Interstate Bancsystem Inc.	173	2
Home Loan Servicing Solutions Ltd.	158	2
Bank of Marin Bancorp	63	2
* BofI Holding Inc.	104	2
First Financial Holdings Inc.	191	2
* OmniAmerican Bancorp Inc.	111	2
* Global Indemnity plc	121	2
Westfield Financial Inc.	333	2
* First BanCorp	631	2
FXCM Inc. Class A	275	2
Heritage Financial Corp.	172	2
MainSource Financial Group Inc.	199	2
SeaBright Holdings Inc.	218	2
Calamos Asset Management Inc. Class A	215	2
EverBank Financial Corp.	201	2
Gladstone Commercial Corp.	132	2
Gladstone Capital Corp.	273	2
OceanFirst Financial Corp.	165	2
Enterprise Financial Services Corp.	185	2
Washington Banking Co.	166	2
* Cowen Group Inc. Class A	866	2
Bank Mutual Corp.	514	2
Federal Agricultural Mortgage Corp.	90	2
State Auto Financial Corp.	158	2

20

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Fox Chase Bancorp Inc.	147	2
First of Long Island Corp.	74	2
* MGIC Investment Corp.	1,866	2
CNB Financial Corp.	132	2
Alliance Financial Corp.	59	2
Baldwin & Lyons Inc.	96	2
NGP Capital Resources Co.	287	2
GFI Group Inc.	763	2
Penns Woods Bancorp Inc.	53	2
West Bancorporation Inc.	208	2
First Bancorp	212	2
* Virginia Commerce Bancorp Inc.	260	2
* Walker & Dunlop Inc.	159	2
Chatham Lodging Trust	149	2
New York Mortgage Trust Inc.	302	2
* American Safety Insurance Holdings Ltd.	120	2
* Phoenix Cos. Inc.	67	2
Select Income REIT	83	2
* Metro Bancorp Inc.	164	2
Medallion Financial Corp.	180	2
* HomeStreet Inc.	57	2
Home Federal Bancorp Inc.	190	2
ESB Financial Corp.	146	2
Edelman Financial Group Inc.	226	2
KCAP Financial Inc.	230	2
* 1st United Bancorp Inc.	327	2
* Pacific Capital Bancorp	43	2
Merchants Bancshares Inc.	70	2
Ames National Corp.	93	2
National Interstate Corp.	78	2
Mission West Properties Inc.	213	2
Gladstone Investment Corp.	252	2
Diamond Hill Investment Group Inc.	26	2
Golub Capital BDC Inc.	122	2
* SWS Group Inc.	316	2
THL Credit Inc.	135	2
BankFinancial Corp.	244	2
First Bancorp Inc.	113	2
Pacific Continental Corp.	205	2
Terreno Realty Corp.	122	2
Fidus Investment Corp.	112	2
Kearny Financial Corp.	188	2
Center Bancorp Inc.	158	2
Parkway Properties Inc.	155	2
Consolidated-Tomoka Land Co.	62	2
* AV Homes Inc.	121	2
Manning & Napier Inc.	150	2
* Ladenburg Thalmann Financial Services Inc.	1,283	2
UMH Properties Inc.	158	2
Sierra Bancorp	163	2
* Heritage Commerce Corp.	267	2
First Defiance Financial Corp.	106	2
Arlington Asset Investment Corp. Class A	76	2
Nicholas Financial Inc.	126	2
Bank of Kentucky Financial Corp.	70	2
Crawford & Co. Class B	381	2
* Park Sterling Corp.	354	2
* Bridge Capital Holdings	112	2
Bridge Bancorp Inc.	82	2
Oppenheimer Holdings Inc. Class A	111	2
Thomas Properties Group Inc.	289	2
Solar Senior Capital Ltd.	90	2
New Mountain Finance Corp.	107	2
American National Bankshares Inc.	71	2

21

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
First Pactrust Bancorp Inc.	130	2
Hampton Roads Bankshares Inc.	780	2
Western Asset Mortgage Capital Corp.	72	2
* Doral Financial Corp.	1,395	2
* GSV Capital Corp.	174	1
* MetroCorp Bancshares Inc.	142	1
Whitestone REIT	113	1
* Cape Bancorp Inc.	161	1
* Seacoast Banking Corp. of Florida	992	1
* Hallmark Financial Services	182	1
Enterprise Bancorp Inc.	91	1
* First California Financial Group Inc.	202	1
MidSouth Bancorp Inc.	107	1
* Preferred Bank	106	1
Donegal Group Inc. Class A	95	1
* Guaranty Bancorp	683	1
* Sun Bancorp Inc.	468	1
MidWestOne Financial Group Inc.	61	1
* Mercantile Bank Corp.	78	1
* Harris & Harris Group Inc.	360	1
Homeowners Choice Inc.	65	1
EMC Insurance Group Inc.	66	1
* Zillow Inc. Class A	31	1
Kaiser Federal Financial Group Inc.	82	1
Bar Harbor Bankshares	35	1
* Firsthand Technology Value Fund Inc.	77	1
* Gyrodyne Co. of America Inc.	11	1
Roma Financial Corp.	130	1
Clifton Savings Bancorp Inc.	125	1
Northrim BanCorp Inc.	58	1
Peapack Gladstone Financial Corp.	80	1
Ares Commercial Real Estate Corp.	70	1
Provident Financial Holdings Inc.	88	1
* FBR & Co.	375	1
C&F Financial Corp.	29	1
* Suffolk Bancorp	73	1
* Gramercy Capital Corp.	412	1
* FNB United Corp.	90	1
SI Financial Group Inc.	95	1
* First Financial Northwest Inc.	144	1
Kansas City Life Insurance Co.	30	1
Heritage Financial Group Inc.	78	1
* Home Bancorp Inc.	62	1
* Heritage Oaks Bancorp	181	1
Farmers National Banc Corp.	169	1
Marlin Business Services Corp.	62	1
Eastern Insurance Holdings Inc.	60	1
Horizon Technology Finance Corp.	57	1
* Meridian Interstate Bancorp Inc.	64	1
* BSB Bancorp Inc.	74	1
Access National Corp.	67	1
Horizon Bancorp	34	1
Peoples Federal Bancshares Inc.	55	1
* Tree.com Inc.	55	1
Middleburg Financial Corp.	49	1
TCP Capital Corp.	52	1
ESSA Bancorp Inc.	78	1
Century Bancorp Inc. Class A	25	1
Fidelity Southern Corp.	86	1
Investors Title Co.	12	1
* NASB Financial Inc.	38	1
Hingham Institution for Savings	12	1
* Regional Management Corp.	44	1
Capital City Bank Group Inc.	82	1

22

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Artio Global Investors Inc. Class A	228	1
Resource America Inc. Class A	108	1
MicroFinancial Inc.	76	1
* Pacific Mercantile Bancorp	96	1
JMP Group Inc.	115	1
* CIFC Corp.	64	—
Independence Holding Co.	41	—
Charter Financial Corp.	37	—
* Berkshire Bancorp Inc.	39	—
* Waterstone Financial Inc.	66	—
* First Federal Bancshares of Arkansas Inc.	32	—
* Fortegra Financial Corp.	33	—
* First Marblehead Corp.	194	—
Gain Capital Holdings Inc.	48	—
Universal Insurance Holdings Inc.	59	—
* Green Bankshares Inc.	110	—
* Cascade Bancorp	38	—
* Capital Bank Corp.	77	—
California First National Bancorp	10	—
Pzena Investment Management Inc. Class A	27	—
* Crescent Financial Bancshares Inc.	25	—
		26,210
Health Care (11.6%)
Johnson & Johnson	29,193	1,968
Pfizer Inc.	79,596	1,899
Merck & Co. Inc.	32,331	1,392
Abbott Laboratories	16,725	1,096
Amgen Inc.	8,267	694
UnitedHealth Group Inc.	11,028	599
Bristol-Myers Squibb Co.	17,955	593
* Express Scripts Holding Co.	8,562	536
Eli Lilly & Co.	10,892	489
* Gilead Sciences Inc.	8,051	464
Medtronic Inc.	11,025	448
* Biogen Idec Inc.	2,547	373
Baxter International Inc.	5,853	343
* Celgene Corp.	4,683	337
Covidien plc	5,127	287
Allergan Inc.	3,226	278
Thermo Fisher Scientific Inc.	3,905	224
* Alexion Pharmaceuticals Inc.	2,042	219
McKesson Corp.	2,503	218
WellPoint Inc.	3,517	211
* Intuitive Surgical Inc.	423	208
Stryker Corp.	3,292	175
Becton Dickinson and Co.	2,155	164
Cardinal Health Inc.	3,679	146
Aetna Inc.	3,693	142
Cigna Corp.	3,065	140
Agilent Technologies Inc.	3,696	137
St. Jude Medical Inc.	3,336	126
* Edwards Lifesciences Corp.	1,219	124
* Regeneron Pharmaceuticals Inc.	823	122
Humana Inc.	1,735	122
* Vertex Pharmaceuticals Inc.	2,244	120
Zimmer Holdings Inc.	1,875	116
* Cerner Corp.	1,543	113
* Watson Pharmaceuticals Inc.	1,358	110
Perrigo Co.	997	110
AmerisourceBergen Corp. Class A	2,698	104
Quest Diagnostics Inc.	1,692	102
* Mylan Inc.	4,315	102
* Forest Laboratories Inc.	2,825	98
* DaVita Inc.	1,001	97

23

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Catamaran Corp.	1,088	95
* Life Technologies Corp.	1,902	91
* Laboratory Corp. of America Holdings	1,031	91
CR Bard Inc.	895	88
* Boston Scientific Corp.	15,120	82
* Waters Corp.	945	76
* Henry Schein Inc.	960	74
* Varian Medical Systems Inc.	1,192	70
* CareFusion Corp.	2,341	62
Coventry Health Care Inc.	1,432	60
* Hospira Inc.	1,741	58
* ResMed Inc.	1,518	57
* IDEXX Laboratories Inc.	586	56
* Hologic Inc.	2,805	55
* Illumina Inc.	1,308	55
* Mettler-Toledo International Inc.	332	55
DENTSPLY International Inc.	1,500	54
HCA Holdings Inc.	1,761	50
* Onyx Pharmaceuticals Inc.	686	49
* BioMarin Pharmaceutical Inc.	1,303	49
* AMERIGROUP Corp.	510	46
* QIAGEN NV	2,527	45
Cooper Cos. Inc.	501	42
* Medivation Inc.	385	40
* Endo Health Solutions Inc.	1,239	39
* Pharmacyclics Inc.	580	39
Omnicare Inc.	1,196	39
Universal Health Services Inc. Class B	947	38
* Ariad Pharmaceuticals Inc.	1,764	36
* MEDNAX Inc.	523	36
* athenahealth Inc.	384	34
Patterson Cos. Inc.	993	34
PerkinElmer Inc.	1,219	33
* Sirona Dental Systems Inc.	600	32
* HMS Holdings Corp.	920	32
* Cubist Pharmaceuticals Inc.	665	31
* United Therapeutics Corp.	530	29
* Covance Inc.	598	29
Teleflex Inc.	427	28
Techne Corp.	399	27
* Cepheid Inc.	710	27
* Salix Pharmaceuticals Ltd.	606	27
* WellCare Health Plans Inc.	466	26
* Seattle Genetics Inc.	992	26
* Community Health Systems Inc.	964	26
* Align Technology Inc.	749	25
* Questcor Pharmaceuticals Inc.	572	25
Warner Chilcott plc Class A	1,811	25
* Alkermes plc	1,280	23
* HealthSouth Corp.	1,002	23
* Centene Corp.	558	23
* Brookdale Senior Living Inc. Class A	1,039	23
* Vivus Inc.	1,049	23
* Tenet Healthcare Corp.	4,331	22
* Myriad Genetics Inc.	889	22
STERIS Corp.	628	22
* Thoratec Corp.	634	21
* Bio-Rad Laboratories Inc. Class A	213	21
* LifePoint Hospitals Inc.	514	21
* Health Management Associates Inc. Class A	2,709	21
* Arena Pharmaceuticals Inc.	2,282	21
* Health Net Inc.	882	21
* Incyte Corp. Ltd.	1,020	20
* Jazz Pharmaceuticals plc	439	20

24

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Haemonetics Corp.	270	20
* Par Pharmaceutical Cos. Inc.	389	19
* ViroPharma Inc.	726	19
Medicis Pharmaceutical Corp. Class A	607	19
* Allscripts Healthcare Solutions Inc.	1,803	19
* Charles River Laboratories International Inc.	521	19
Owens & Minor Inc.	672	19
Hill-Rom Holdings Inc.	670	19
* PAREXEL International Corp.	637	18
* VCA Antech Inc.	930	18
* Theravance Inc.	651	17
* Impax Laboratories Inc.	730	17
West Pharmaceutical Services Inc.	362	17
* Alere Inc.	869	16
* Volcano Corp.	575	16
* Air Methods Corp.	133	16
* Cyberonics Inc.	299	15
* Magellan Health Services Inc.	297	15
* Medicines Co.	569	15
* Isis Pharmaceuticals Inc.	1,034	14
Chemed Corp.	211	14
* MWI Veterinary Supply Inc.	134	14
* HeartWare International Inc.	148	13
* Immunogen Inc.	861	12
* Bruker Corp.	987	12
* PSS World Medical Inc.	552	12
* Auxilium Pharmaceuticals Inc.	498	12
* Masimo Corp.	514	11
PDL BioPharma Inc.	1,538	11
* Hanger Inc.	377	11
* Nektar Therapeutics	1,254	11
* Insulet Corp.	513	11
* MedAssets Inc.	611	10
* Ironwood Pharmaceuticals Inc. Class A	831	10
* Amsurg Corp. Class A	348	10
* DexCom Inc.	765	10
* Neogen Corp.	254	10
* Acorda Therapeutics Inc.	432	10
* NuVasive Inc.	461	10
* Alnylam Pharmaceuticals Inc.	513	9
* Sunrise Senior Living Inc.	649	9
Analogic Corp.	129	9
* Akorn Inc.	641	9
* Orthofix International NV	208	9
* Abaxis Inc.	229	9
* Exelixis Inc.	1,929	9
* Luminex Corp.	440	9
* Integra LifeSciences Holdings Corp.	213	8
* ABIOMED Inc.	374	8
* Wright Medical Group Inc.	403	8
* Team Health Holdings Inc.	291	8
* ArthroCare Corp.	280	8
* Medidata Solutions Inc.	235	8
* Molina Healthcare Inc.	331	8
* IPC The Hospitalist Co. Inc.	179	8
CONMED Corp.	290	8
* Spectrum Pharmaceuticals Inc.	655	8
Quality Systems Inc.	435	8
Meridian Bioscience Inc.	421	7
* ICU Medical Inc.	133	7
* Optimer Pharmaceuticals Inc.	486	7
* Rigel Pharmaceuticals Inc.	768	7
* NPS Pharmaceuticals Inc.	934	7
* Dynavax Technologies Corp.	1,814	7

25

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Bio-Reference Labs Inc.	271	7
* Accretive Health Inc.	595	7
* Momenta Pharmaceuticals Inc.	498	7
* Exact Sciences Corp.	700	7
* Endologix Inc.	577	7
* Dendreon Corp.	1,538	7
* Merit Medical Systems Inc.	480	7
* Conceptus Inc.	359	7
* NxStage Medical Inc.	529	7
* Affymax Inc.	378	7
* MAKO Surgical Corp.	403	7
Computer Programs & Systems Inc.	126	6
* Emeritus Corp.	309	6
Cantel Medical Corp.	240	6
* Kindred Healthcare Inc.	533	6
* OraSure Technologies Inc.	609	6
* Genomic Health Inc.	167	6
* Array BioPharma Inc.	1,028	6
Landauer Inc.	96	6
* HealthStream Inc.	190	5
Ensign Group Inc.	183	5
* Idenix Pharmaceuticals Inc.	949	5
* Neurocrine Biosciences Inc.	722	5
* Greatbatch Inc.	230	5
* Halozyme Therapeutics Inc.	908	5
* Synageva BioPharma Corp.	104	5
* Acadia Healthcare Co. Inc.	261	5
* InterMune Inc.	678	5
* Omnicell Inc.	343	5
National Healthcare Corp.	107	5
* Lexicon Pharmaceuticals Inc.	2,133	5
* Quidel Corp.	293	5
* Opko Health Inc.	1,069	5
* Amedisys Inc.	330	5
* Threshold Pharmaceuticals Inc.	526	5
* Infinity Pharmaceuticals Inc.	255	5
* XenoPort Inc.	489	5
* Spectranetics Corp.	373	5
* AVANIR Pharmaceuticals Inc.	1,353	4
* BioScrip Inc.	524	4
* Hi-Tech Pharmacal Co. Inc.	124	4
* PharMerica Corp.	350	4
* Accuray Inc.	718	4
* Emergent Biosolutions Inc.	290	4
Invacare Corp.	305	4
* MAP Pharmaceuticals Inc.	307	4
* AMN Healthcare Services Inc.	491	4
* Achillion Pharmaceuticals Inc.	577	4
* Metropolitan Health Networks Inc.	502	4
* Fluidigm Corp.	256	4
* ZIOPHARM Oncology Inc.	803	4
* Sequenom Inc.	1,082	4
* Select Medical Holdings Corp.	381	4
* Geron Corp.	1,411	4
* Cambrex Corp.	318	4
* Curis Inc.	877	4
* Antares Pharma Inc.	967	4
* MannKind Corp.	1,378	4
* Triple-S Management Corp. Class B	182	4
* Celldex Therapeutics Inc.	659	4
* Aegerion Pharmaceuticals Inc.	264	4
* Santarus Inc.	594	4
US Physical Therapy Inc.	141	4
* Navidea Biopharmaceuticals Inc.	1,000	4

26

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Healthways Inc.	343	4
* Arqule Inc.	685	4
* Pacira Pharmaceuticals Inc.	195	4
* Gentiva Health Services Inc.	322	4
* ExamWorks Group Inc.	278	4
* Ligand Pharmaceuticals Inc. Class B	202	3
* Oncothyreon Inc.	659	3
Atrion Corp.	16	3
* AVEO Pharmaceuticals Inc.	361	3
* Universal American Corp.	376	3
* Natus Medical Inc.	283	3
* Symmetry Medical Inc.	353	3
* SurModics Inc.	173	3
* Vanguard Health Systems Inc.	324	3
* Capital Senior Living Corp.	261	3
* AMAG Pharmaceuticals Inc.	209	3
* Sangamo Biosciences Inc.	570	3
* Vical Inc.	840	3
* Cynosure Inc. Class A	115	3
* Omeros Corp.	315	3
* Depomed Inc.	558	3
* LHC Group Inc.	166	3
* Unilife Corp.	957	3
* Corvel Corp.	64	3
* Sun Healthcare Group Inc.	329	3
* AngioDynamics Inc.	241	3
* Enzon Pharmaceuticals Inc.	401	3
* Cadence Pharmaceuticals Inc.	686	3
* Vascular Solutions Inc.	196	3
* Endocyte Inc.	266	3
* Orexigen Therapeutics Inc.	569	3
* Sciclone Pharmaceuticals Inc.	509	3
* Dyax Corp.	1,095	2
* Tornier NV	136	2
* Affymetrix Inc.	635	2
* Astex Pharmaceuticals	835	2
* Novavax Inc.	1,121	2
* Staar Surgical Co.	348	2
* Obagi Medical Products Inc.	169	2
* Cytori Therapeutics Inc.	710	2
* Synta Pharmaceuticals Corp.	333	2
* Raptor Pharmaceutical Corp.	438	2
* IRIS International Inc.	171	2
Young Innovations Inc.	58	2
* Solta Medical Inc.	707	2
* Clovis Oncology Inc.	123	2
* XOMA Corp.	611	2
* Immunomedics Inc.	629	2
* RTI Biologics Inc.	552	2
* Merge Healthcare Inc.	656	2
* Maxygen Inc.	327	2
* Pozen Inc.	306	2
* Palomar Medical Technologies Inc.	222	2
* Osiris Therapeutics Inc.	214	2
* BioCryst Pharmaceuticals Inc.	441	2
* Providence Service Corp.	166	2
* Furiex Pharmaceuticals Inc.	102	2
* Synergy Pharmaceuticals Inc.	369	2
* Cerus Corp.	551	2
* Greenway Medical Technologies	116	2
* OncoGenex Pharmaceutical Inc.	127	2
* Pain Therapeutics Inc.	435	2
* Vocera Communications Inc.	61	2
* Keryx Biopharmaceuticals Inc.	841	2

27

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Biotime Inc.	419	2
* Repros Therapeutics Inc.	133	2
* CryoLife Inc.	311	2
* Exactech Inc.	104	2
* Almost Family Inc.	76	2
* Vanda Pharmaceuticals Inc.	376	2
* Allos Therapeutics Inc.	910	2
* Five Star Quality Care Inc.	346	2
* Dusa Pharmaceuticals Inc.	304	2
* Cardiovascular Systems Inc.	173	2
* NewLink Genetics Corp.	114	2
* Rockwell Medical Technologies Inc.	199	2
* Repligen Corp.	277	2
* Chindex International Inc.	148	2
* PhotoMedex Inc.	118	2
* Anika Therapeutics Inc.	106	2
* Epocrates Inc.	167	1
* Cross Country Healthcare Inc.	356	1
* Anacor Pharmaceuticals Inc.	232	1
* Harvard Bioscience Inc.	368	1
* GTx Inc.	379	1
* Amicus Therapeutics Inc.	284	1
Assisted Living Concepts Inc. Class A	175	1
National Research Corp.	27	1
* Corcept Therapeutics Inc.	462	1
* Biospecifics Technologies Corp.	70	1
* Lannett Co. Inc.	268	1
* Zeltiq Aesthetics Inc.	242	1
* Sagent Pharmaceuticals Inc.	87	1
* Discovery Laboratories Inc.	389	1
* SIGA Technologies Inc.	420	1
* Trius Therapeutics Inc.	223	1
* Progenics Pharmaceuticals Inc.	303	1
* AtriCure Inc.	175	1
* Integramed America Inc.	79	1
* Merrimack Pharmaceuticals Inc.	137	1
* Zogenix Inc.	455	1
* Rochester Medical Corp.	96	1
Utah Medical Products Inc.	30	1
* BioDelivery Sciences International Inc.	191	1
* Agenus Inc.	205	1
* ImmunoCellular Therapeutics Ltd.	357	1
* Pernix Therapeutics Holdings	140	1
* Targacept Inc.	188	1
* Horizon Pharma Inc.	190	1
* EnteroMedics Inc.	228	1
* Derma Sciences Inc.	84	1
* Transcept Pharmaceuticals Inc.	113	1
* Coronado Biosciences Inc.	122	1
* Skilled Healthcare Group Inc.	130	1
* Hansen Medical Inc.	446	1
* Cumberland Pharmaceuticals Inc.	107	1
* PDI Inc.	90	1
* Sunesis Pharmaceuticals Inc.	197	1
* BG Medicine Inc.	140	1
* Alphatec Holdings Inc.	292	—
* Mediware Information Systems	33	—
* Codexis Inc.	188	—
* Ventrus Biosciences Inc.	112	—
* Supernus Pharmaceuticals Inc.	31	—
* Verastem Inc.	42	—
* ChemoCentryx Inc.	34	—
* Sucampo Pharmaceuticals Inc. Class A	63	—
* Pacific Biosciences of California Inc.	152	—

28

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Ampio Pharmaceuticals Inc.	103	—
* Cempra Inc.	28	—
* Cornerstone Therapeutics Inc.	21	—
* Acura Pharmaceuticals Inc.	41	—
* Forest Laboratories Inc. Contingent Value Rights Exp. 04/14/2018	32	—
		19,259
Industrials (10.8%)
General Electric Co.	112,624	2,332
United Technologies Corp.	9,688	774
3M Co.	7,376	683
Union Pacific Corp.	5,063	615
Caterpillar Inc.	6,936	592
Boeing Co.	7,963	569
United Parcel Service Inc. Class B	7,701	568
Honeywell International Inc.	8,283	484
Emerson Electric Co.	7,798	395
Danaher Corp.	6,171	331
Deere & Co.	4,228	318
FedEx Corp.	3,353	294
Tyco International Ltd.	4,921	277
Illinois Tool Works Inc.	4,527	268
Lockheed Martin Corp.	2,772	253
Norfolk Southern Corp.	3,463	251
Precision Castparts Corp.	1,545	249
CSX Corp.	11,046	248
General Dynamics Corp.	3,377	221
Raytheon Co.	3,544	200
Cummins Inc.	2,043	198
Northrop Grumman Corp.	2,674	179
Waste Management Inc.	4,921	170
Eaton Corp.	3,590	161
PACCAR Inc.	3,792	151
Ingersoll-Rand plc	3,176	148
Fastenal Co.	3,148	136
Parker Hannifin Corp.	1,606	128
WW Grainger Inc.	622	128
Cooper Industries plc	1,691	124
Stanley Black & Decker Inc.	1,817	120
Dover Corp.	1,955	113
Rockwell Automation Inc.	1,520	110
Roper Industries Inc.	1,038	107
C.H. Robinson Worldwide Inc.	1,730	98
Fluor Corp.	1,800	93
Kansas City Southern	1,171	91
Republic Services Inc. Class A	3,228	89
AMETEK Inc.	2,550	87
Expeditors International of Washington Inc.	2,265	83
* Stericycle Inc.	901	82
Textron Inc.	2,967	79
* Delta Air Lines Inc.	9,058	78
* Verisk Analytics Inc. Class A	1,563	76
* TransDigm Group Inc.	546	76
Rockwell Collins Inc.	1,542	75
L-3 Communications Holdings Inc.	1,041	73
Southwest Airlines Co.	8,130	73
Flowserve Corp.	546	70
Pall Corp.	1,238	69
* United Continental Holdings Inc.	3,550	65
* IHS Inc. Class A	533	61
Joy Global Inc.	1,135	61
Equifax Inc.	1,271	58
Donaldson Co. Inc.	1,580	56
* Jacobs Engineering Group Inc.	1,369	54
Masco Corp.	3,799	54

29

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Quanta Services Inc.	2,219	53
Iron Mountain Inc.	1,607	53
Hubbell Inc. Class B	632	51
JB Hunt Transport Services Inc.	957	50
Xylem Inc.	1,981	48
Cintas Corp.	1,176	48
Pentair Inc.	1,063	45
* AGCO Corp.	1,044	44
* Fortune Brands Home & Security Inc.	1,685	43
* Owens Corning	1,286	43
Snap-on Inc.	613	43
KBR Inc.	1,561	42
* B/E Aerospace Inc.	1,032	42
Nordson Corp.	681	40
* WABCO Holdings Inc.	682	40
Wabtec Corp.	508	40
Robert Half International Inc.	1,504	40
Dun & Bradstreet Corp.	472	38
Chicago Bridge & Iron Co. NV	1,027	38
Waste Connections Inc.	1,301	38
* Hertz Global Holdings Inc.	2,646	38
Timken Co.	927	37
Lincoln Electric Holdings Inc.	888	37
* Nielsen Holdings NV	1,287	36
IDEX Corp.	893	36
Corrections Corp. of America	1,065	35
Towers Watson & Co. Class A	645	35
Carlisle Cos. Inc.	663	35
SPX Corp.	540	34
Avery Dennison Corp.	1,102	34
MSC Industrial Direct Co. Inc. Class A	486	34
* United Rentals Inc.	1,006	32
Graco Inc.	649	32
Manpower Inc.	861	32
Valmont Industries Inc.	251	32
Gardner Denver Inc.	527	32
Triumph Group Inc.	534	32
* Spirit Aerosystems Holdings Inc. Class A	1,275	32
Kennametal Inc.	857	32
* Kirby Corp.	597	31
* Babcock & Wilcox Co.	1,269	31
* Shaw Group Inc.	712	30
* Copart Inc.	1,101	29
Acuity Brands Inc.	458	29
URS Corp.	792	29
* Clean Harbors Inc.	512	28
Regal-Beloit Corp.	408	28
* Genesee & Wyoming Inc. Class A	428	27
Copa Holdings SA Class A	349	27
* WESCO International Inc.	458	26
* Dollar Thrifty Automotive Group Inc.	298	26
Lennox International Inc.	545	26
Woodward Inc.	732	26
* Terex Corp.	1,158	26
CLARCOR Inc.	525	25
Robbins & Myers Inc.	417	25
* Alaska Air Group Inc.	742	25
* Teledyne Technologies Inc.	385	25
* Oshkosh Corp.	960	24
Trinity Industries Inc.	840	24
Pitney Bowes Inc.	1,775	24
* Hexcel Corp.	1,044	24
Toro Co.	636	24
Watsco Inc.	310	23

30

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Landstar System Inc.	491	23
* AECOM Technology Corp.	1,189	23
* Middleby Corp.	197	23
AO Smith Corp.	410	22
* Old Dominion Freight Line Inc.	499	22
Actuant Corp. Class A	782	22
* Chart Industries Inc.	315	22
Ryder System Inc.	538	22
RR Donnelley & Sons Co.	1,916	21
* Huntington Ingalls Industries Inc.	520	21
GATX Corp.	494	20
Exelis Inc.	1,957	20
Crane Co.	519	20
Covanta Holding Corp.	1,147	20
* Esterline Technologies Corp.	327	20
EMCOR Group Inc.	705	19
ITT Corp.	976	19
HEICO Corp.	555	19
* EnerSys Inc.	510	19
* Avis Budget Group Inc.	1,142	19
* Portfolio Recovery Associates Inc.	186	19
Applied Industrial Technologies Inc.	456	19
Manitowoc Co. Inc.	1,431	18
* US Airways Group Inc.	1,724	18
Con-way Inc.	592	18
* Moog Inc. Class A	483	18
Geo Group Inc.	668	18
Harsco Corp.	859	18
* Tetra Tech Inc.	674	17
Alliant Techsystems Inc.	346	17
Corporate Executive Board Co.	357	17
Belden Inc.	485	17
* USG Corp.	799	16
* Advisory Board Co.	368	16
Rollins Inc.	695	16
* Polypore International Inc.	497	16
UTi Worldwide Inc.	1,137	16
Healthcare Services Group Inc.	725	15
Deluxe Corp.	538	15
* Colfax Corp.	458	15
* Navistar International Corp.	671	15
* General Cable Corp.	544	15
Curtiss-Wright Corp.	484	15
* Air Lease Corp.	701	14
* Atlas Air Worldwide Holdings Inc.	277	14
* Acacia Research Corp.	540	14
Brady Corp. Class A	504	14
* Beacon Roofing Supply Inc.	490	14
Barnes Group Inc.	577	14
Franklin Electric Co. Inc.	243	13
HNI Corp.	469	13
Mueller Industries Inc.	286	12
Herman Miller Inc.	618	12
* FTI Consulting Inc.	456	12
* JetBlue Airways Corp.	2,396	12
* Hub Group Inc. Class A	390	12
ABM Industries Inc.	578	12
Granite Construction Inc.	422	12
* GrafTech International Ltd.	1,239	12
* CNH Global NV	293	12
Raven Industries Inc.	379	11
* MasTec Inc.	623	11
Brink's Co.	499	11
Watts Water Technologies Inc. Class A	302	11

31

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
TAL International Group Inc.	321	11
* RBC Bearings Inc.	236	11
* II-VI Inc.	582	11
* Allegiant Travel Co. Class A	160	11
Werner Enterprises Inc.	472	10
ESCO Technologies Inc.	296	10
Simpson Manufacturing Co. Inc.	408	10
Armstrong World Industries Inc.	235	10
Mine Safety Appliances Co.	294	10
United Stationers Inc.	421	10
Matson Inc.	448	10
Forward Air Corp.	296	10
UniFirst Corp.	156	10
Titan International Inc.	467	10
Lindsay Corp.	143	9
Briggs & Stratton Corp.	511	9
Knight Transportation Inc.	616	9
Kaman Corp.	267	9
Interface Inc. Class A	627	9
* Interline Brands Inc.	335	9
* Seaboard Corp.	4	8
Tennant Co.	199	8
AZZ Inc.	262	8
* Orbital Sciences Corp.	601	8
Amerco Inc.	89	8
Cubic Corp.	164	8
* Huron Consulting Group Inc.	256	8
* Spirit Airlines Inc.	421	8
* DigitalGlobe Inc.	394	8
Steelcase Inc. Class A	837	8
* Aegion Corp. Class A	414	8
* EnPro Industries Inc.	214	8
* ACCO Brands Corp.	1,203	8
* Trimas Corp.	362	8
Universal Forest Products Inc.	201	8
* Exponent Inc.	148	8
Kaydon Corp.	342	8
* On Assignment Inc.	453	7
Knoll Inc.	512	7
* Mobile Mini Inc.	421	7
* Team Inc.	227	7
Quanex Building Products Corp.	405	7
* Korn/Ferry International	492	7
Aircastle Ltd.	610	7
Heartland Express Inc.	527	7
AAR Corp.	461	7
* Swift Transportation Co.	838	7
Mueller Water Products Inc. Class A	1,763	7
NACCO Industries Inc. Class A	63	7
McGrath RentCorp	265	7
G&K Services Inc. Class A	212	7
* Astec Industries Inc.	225	7
* TrueBlue Inc.	424	7
Ceradyne Inc.	277	7
* Blount International Inc.	506	7
* Encore Capital Group Inc.	231	6
Albany International Corp.	306	6
Insperity Inc.	262	6
* Rush Enterprises Inc. Class A	374	6
CIRCOR International Inc.	200	6
* GenCorp Inc.	656	6
* Navigant Consulting Inc.	539	6
* RailAmerica Inc.	214	6
Generac Holdings Inc.	272	6

32

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Encore Wire Corp.	203	6
* H&E Equipment Services Inc.	318	6
Standex International Corp.	124	6
American Science & Engineering Inc.	92	5
* MRC Global Inc.	248	5
* Dycom Industries Inc.	373	5
Quad/Graphics Inc.	293	5
Resources Connection Inc.	480	5
Altra Holdings Inc.	288	5
* Sykes Enterprises Inc.	383	5
* Trex Co. Inc.	168	5
* KAR Auction Services Inc.	295	5
Cascade Corp.	105	5
Apogee Enterprises Inc.	320	5
Griffon Corp.	516	5
John Bean Technologies Corp.	311	5
SkyWest Inc.	564	5
Great Lakes Dredge & Dock Corp.	676	5
Viad Corp.	237	5
* MYR Group Inc.	238	5
* ICF International Inc.	217	5
Textainer Group Holdings Ltd.	135	5
Sun Hydraulics Corp.	205	5
* Rexnord Corp.	310	5
* Aerovironment Inc.	195	5
* Nortek Inc.	90	5
* Wabash National Corp.	689	5
* GeoEye Inc.	171	5
* DXP Enterprises Inc.	97	4
Sauer-Danfoss Inc.	117	4
Gorman-Rupp Co.	161	4
* Titan Machinery Inc.	192	4
Ennis Inc.	303	4
* Layne Christensen Co.	225	4
National Presto Industries Inc.	58	4
* Meritor Inc.	932	4
* Federal Signal Corp.	690	4
Kelly Services Inc. Class A	324	4
* InnerWorkings Inc.	324	4
Kimball International Inc. Class B	343	4
US Ecology Inc.	204	4
* Tutor Perini Corp.	353	4
Primoris Services Corp.	304	4
Global Power Equipment Group Inc.	189	4
* Greenbrier Cos. Inc.	255	4
Comfort Systems USA Inc.	352	4
* GP Strategies Corp.	181	4
* Saia Inc.	163	4
* Standard Parking Corp.	149	3
* Astronics Corp.	122	3
Celadon Group Inc.	200	3
* Kforce Inc.	278	3
* Thermon Group Holdings Inc.	142	3
AAON Inc.	172	3
* Powell Industries Inc.	83	3
* Mistras Group Inc.	144	3
* American Railcar Industries Inc.	110	3
* Gibraltar Industries Inc.	285	3
* Capstone Turbine Corp.	3,007	3
* Taser International Inc.	554	3
* Echo Global Logistics Inc.	167	3
* Wesco Aircraft Holdings Inc.	211	3
* Odyssey Marine Exploration Inc.	805	3
Douglas Dynamics Inc.	207	3

33

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Hawaiian Holdings Inc.	488	3
* Kadant Inc.	124	3
Multi-Color Corp.	138	3
* Engility Holdings Inc.	152	3
LB Foster Co. Class A	87	3
* Northwest Pipe Co.	110	3
Marten Transport Ltd.	156	3
* CAI International Inc.	136	3
* Columbus McKinnon Corp.	182	3
* EnerNOC Inc.	273	3
* Air Transport Services Group Inc.	561	3
* NCI Building Systems Inc.	232	2
* Commercial Vehicle Group Inc.	295	2
* Ameresco Inc. Class A	207	2
* Orion Marine Group Inc.	325	2
* Quality Distribution Inc.	253	2
Graham Corp.	126	2
* XPO Logistics Inc.	159	2
* Consolidated Graphics Inc.	88	2
Barrett Business Services Inc.	93	2
Aceto Corp.	257	2
* CBIZ Inc.	414	2
* Republic Airways Holdings Inc.	515	2
* Builders FirstSource Inc.	506	2
* RPX Corp.	190	2
* Accuride Corp.	440	2
FreightCar America Inc.	122	2
Dynamic Materials Corp.	135	2
* Roadrunner Transportation Systems Inc.	124	2
* KEYW Holding Corp.	192	2
* LMI Aerospace Inc.	110	2
* American Woodmark Corp.	110	2
Alamo Group Inc.	73	2
* Pendrell Corp.	1,759	2
Houston Wire & Cable Co.	192	2
* Lydall Inc.	164	2
* EnergySolutions Inc.	852	2
SeaCube Container Leasing Ltd.	109	2
Heidrick & Struggles International Inc.	168	2
* Park-Ohio Holdings Corp.	96	2
Arkansas Best Corp.	224	2
* Furmanite Corp.	420	2
Argan Inc.	121	2
* CRA International Inc.	126	2
CDI Corp.	120	2
* Franklin Covey Co.	190	2
* Sterling Construction Co. Inc.	200	2
Insteel Industries Inc.	193	2
* Zipcar Inc.	241	2
* Proto Labs Inc.	60	2
* Pike Electric Corp.	207	2
* American Superconductor Corp.	490	2
Preformed Line Products Co.	31	2
* Patriot Transportation Holding Inc.	71	2
Ampco-Pittsburgh Corp.	108	2
* Michael Baker Corp.	76	2
* Swisher Hygiene Inc.	1,023	2
* PMFG Inc.	249	2
* NN Inc.	212	2
Twin Disc Inc.	96	2
* Kratos Defense & Security Solutions Inc.	361	2
* Hudson Global Inc.	369	2
Met-Pro Corp.	187	2
* Energy Recovery Inc.	646	2

34

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* TMS International Corp. Class A	159	2
* Hurco Cos. Inc.	74	2
Courier Corp.	135	1
* Heritage-Crystal Clean Inc.	84	1
* TRC Cos. Inc.	213	1
* AT Cross Co. Class A	147	1
LSI Industries Inc.	220	1
Intersections Inc.	129	1
* Casella Waste Systems Inc. Class A	293	1
Acorn Energy Inc.	161	1
Miller Industries Inc.	86	1
* Pacer International Inc.	311	1
* Flow International Corp.	368	1
* FuelCell Energy Inc.	1,207	1
Schawk Inc. Class A	91	1
* Rand Logistics Inc.	159	1
* American Reprographics Co.	276	1
* WageWorks Inc.	59	1
* Edgen Group Inc.	135	1
Universal Truckload Services Inc.	70	1
Eastern Co.	56	1
Asta Funding Inc.	100	1
Hardinge Inc.	105	1
* Asset Acceptance Capital Corp.	143	1
* Dolan Co.	253	1
* API Technologies Corp.	290	1
* Vicor Corp.	144	1
VSE Corp.	34	1
* Cenveo Inc.	382	1
Sypris Solutions Inc.	95	1
* CPI Aerostructures Inc.	51	1
Ceco Environmental Corp.	65	1
* Metalico Inc.	264	1
* Willis Lease Finance Corp.	49	1
* Genco Shipping & Trading Ltd.	197	1
* PGT Inc.	176	1
International Shipholding Corp.	33	1
* Hill International Inc.	145	1
Coleman Cable Inc.	54	1
NL Industries Inc.	43	1
* BlueLinx Holdings Inc.	217	—
* Patrick Industries Inc.	36	—
SIFCO Industries Inc.	23	—
* Enphase Energy Inc.	72	—
* A123 Systems Inc.	623	—
* Omega Flex Inc.	10	—
Compx International Inc.	7	—
* Astronics Corp. Class B	2	—
		17,812
Information Technology (19.3%)
Apple Inc.	9,940	6,612
Microsoft Corp.	80,011	2,466
International Business Machines Corp.	11,587	2,258
* Google Inc. Class A	2,752	1,885
Intel Corp.	53,478	1,328
Oracle Corp.	40,615	1,285
QUALCOMM Inc.	18,223	1,120
Cisco Systems Inc.	56,942	1,086
Visa Inc. Class A	5,555	712
* EMC Corp.	22,320	587
* eBay Inc.	12,312	584
Mastercard Inc. Class A	1,153	488
Accenture plc Class A	6,845	422
Hewlett-Packard Co.	21,019	355

35

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Texas Instruments Inc.	12,165	353
Automatic Data Processing Inc.	5,199	302
* Salesforce.com Inc.	1,475	214
Broadcom Corp. Class A	5,857	208
* Cognizant Technology Solutions Corp. Class A	3,237	208
Corning Inc.	16,132	193
* Yahoo! Inc.	12,955	190
Intuit Inc.	3,122	183
* Dell Inc.	15,673	166
* Adobe Systems Inc.	5,274	165
Applied Materials Inc.	13,625	159
* Citrix Systems Inc.	1,980	154
Motorola Solutions Inc.	3,105	148
* Teradata Corp.	1,794	137
* Symantec Corp.	7,662	137
* NetApp Inc.	3,859	133
Altera Corp.	3,430	128
Analog Devices Inc.	3,172	126
* Red Hat Inc.	2,052	115
Western Union Co.	6,521	115
Paychex Inc.	3,449	115
* SanDisk Corp.	2,595	107
Xerox Corp.	14,356	106
Amphenol Corp. Class A	1,727	105
* Western Digital Corp.	2,504	105
* Fiserv Inc.	1,457	104
* Equinix Inc.	512	101
CA Inc.	3,791	99
* Juniper Networks Inc.	5,645	98
Xilinx Inc.	2,806	95
Avago Technologies Ltd.	2,580	94
* NVIDIA Corp.	6,578	92
KLA-Tencor Corp.	1,781	91
Maxim Integrated Products Inc.	3,113	84
Fidelity National Information Services Inc.	2,672	84
* VMware Inc. Class A	943	84
* F5 Networks Inc.	841	82
* Facebook Inc. Class A	4,478	81
Linear Technology Corp.	2,437	80
* VeriSign Inc.	1,673	80
* Autodesk Inc.	2,465	77
* Alliance Data Systems Corp.	538	74
Microchip Technology Inc.	2,068	72
* Akamai Technologies Inc.	1,913	72
* LinkedIn Corp. Class A	662	71
* BMC Software Inc.	1,715	71
* ANSYS Inc.	996	69
* Rackspace Hosting Inc.	1,153	69
* Lam Research Corp.	1,948	66
* Micron Technology Inc.	10,550	66
* Trimble Navigation Ltd.	1,320	65
* Skyworks Solutions Inc.	2,004	61
* Nuance Communications Inc.	2,554	61
* Amdocs Ltd.	1,787	58
Harris Corp.	1,208	57
Computer Sciences Corp.	1,659	53
Activision Blizzard Inc.	4,494	53
* TIBCO Software Inc.	1,755	53
* Synopsys Inc.	1,556	51
Marvell Technology Group Ltd.	4,969	51
* Avnet Inc.	1,547	50
* Gartner Inc.	999	49
* LSI Corp.	6,098	47
* Ariba Inc.	1,050	47

36

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Jabil Circuit Inc.	1,989	45
* Electronic Arts Inc.	3,341	45
FactSet Research Systems Inc.	473	44
IAC/InterActiveCorp	827	43
* MICROS Systems Inc.	846	43
* Arrow Electronics Inc.	1,174	43
Total System Services Inc.	1,708	40
* VeriFone Systems Inc.	1,135	39
Molex Inc.	1,461	39
* Cadence Design Systems Inc.	2,908	38
* NCR Corp.	1,676	38
* Informatica Corp.	1,151	38
* Fortinet Inc.	1,389	37
SAIC Inc.	3,015	37
* SolarWinds Inc.	655	36
* Concur Technologies Inc.	486	35
* Cree Inc.	1,245	35
Global Payments Inc.	835	35
Jack Henry & Associates Inc.	932	34
* Riverbed Technology Inc.	1,695	34
* AOL Inc.	1,005	34
FLIR Systems Inc.	1,644	33
Broadridge Financial Solutions Inc.	1,345	32
Solera Holdings Inc.	747	31
* Teradyne Inc.	1,952	30
* ON Semiconductor Corp.	4,848	30
* Cirrus Logic Inc.	692	29
* Atmel Corp.	4,792	28
* CoreLogic Inc.	1,154	28
* Ultimate Software Group Inc.	283	28
* Brocade Communications Systems Inc.	4,836	28
* Parametric Technology Corp.	1,292	27
* JDS Uniphase Corp.	2,441	27
* Wright Express Corp.	412	27
* NeuStar Inc. Class A	698	26
* Advanced Micro Devices Inc.	6,806	25
National Instruments Corp.	977	25
Lender Processing Services Inc.	895	25
* Ingram Micro Inc.	1,602	24
* CoStar Group Inc.	300	24
* Genpact Ltd.	1,321	24
* Aspen Technology Inc.	980	24
* CommVault Systems Inc.	466	23
* Aruba Networks Inc.	1,194	23
* Compuware Corp.	2,287	23
* FleetCor Technologies Inc.	513	22
FEI Co.	411	22
Diebold Inc.	675	22
* 3D Systems Corp.	503	22
* Tech Data Corp.	433	21
* Fusion-io Inc.	734	21
* Zebra Technologies Corp.	548	20
* IPG Photonics Corp.	332	20
* Polycom Inc.	1,893	20
* Fairchild Semiconductor International Inc. Class A	1,348	20
Convergys Corp.	1,246	19
MAXIMUS Inc.	353	19
* QLIK Technologies Inc.	907	19
* NetSuite Inc.	336	19
Cypress Semiconductor Corp.	1,622	19
* Microsemi Corp.	939	19
* Cymer Inc.	327	19
* ACI Worldwide Inc.	421	18
Anixter International Inc.	300	18

37

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Itron Inc.	416	18
DST Systems Inc.	354	18
* Hittite Microwave Corp.	340	18
* Dolby Laboratories Inc. Class A	536	18
* Rovi Corp.	1,148	18
* Silicon Laboratories Inc.	458	18
* Universal Display Corp.	427	17
* Semtech Corp.	703	17
Cognex Corp.	467	17
Lexmark International Inc. Class A	776	17
* Cavium Inc.	516	17
* Sourcefire Inc.	320	17
* Mentor Graphics Corp.	995	16
* Quest Software Inc.	582	16
* Arris Group Inc.	1,186	16
* OSI Systems Inc.	218	16
Plantronics Inc.	450	16
InterDigital Inc.	475	16
Fair Isaac Corp.	367	16
* ViaSat Inc.	404	16
MKS Instruments Inc.	576	16
* CACI International Inc. Class A	290	15
* NETGEAR Inc.	417	15
* Stratasys Inc.	228	15
* Veeco Instruments Inc.	427	15
* Ciena Corp.	1,049	14
j2 Global Inc.	478	14
* Comverse Technology Inc.	2,294	14
* Kenexa Corp.	300	14
* Vishay Intertechnology Inc.	1,438	14
ADTRAN Inc.	676	14
Tellabs Inc.	3,845	14
* JDA Software Group Inc.	443	14
* ValueClick Inc.	834	14
* Acxiom Corp.	792	14
* Liquidity Services Inc.	257	13
* Finisar Corp.	961	13
* Sapient Corp.	1,290	13
* First Solar Inc.	648	13
* VistaPrint NV	359	13
* International Rectifier Corp.	739	13
* Cardtronics Inc.	455	13
* PMC - Sierra Inc.	2,193	13
* Entegris Inc.	1,459	13
* QLogic Corp.	1,047	13
* Tyler Technologies Inc.	312	13
* Progress Software Corp.	650	12
Heartland Payment Systems Inc.	406	12
* DealerTrack Holdings Inc.	439	12
* Coherent Inc.	256	12
* TiVo Inc.	1,324	12
* VirnetX Holding Corp.	458	12
Intersil Corp. Class A	1,333	12
Littelfuse Inc.	228	12
* Plexus Corp.	388	12
* Acme Packet Inc.	602	11
Blackbaud Inc.	467	11
* MicroStrategy Inc. Class A	90	11
* RF Micro Devices Inc.	2,961	11
* EchoStar Corp. Class A	410	11
* Synaptics Inc.	361	11
* Manhattan Associates Inc.	208	11
* BroadSoft Inc.	290	10
NIC Inc.	720	10

38

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* OpenTable Inc.	239	10
* TriQuint Semiconductor Inc.	1,808	10
Power Integrations Inc.	288	10
* SYNNEX Corp.	285	10
* RealPage Inc.	379	10
* LivePerson Inc.	584	10
* Ancestry.com Inc.	309	10
* Benchmark Electronics Inc.	591	9
* Ultratech Inc.	286	9
* Unisys Corp.	443	9
* Cornerstone OnDemand Inc.	344	9
* Euronet Worldwide Inc.	516	9
Syntel Inc.	156	9
* Netscout Systems Inc.	382	9
* Vantiv Inc. Class A	398	9
* OmniVision Technologies Inc.	549	9
* Take-Two Interactive Software Inc.	868	9
* Monster Worldwide Inc.	1,222	9
Loral Space & Communications Inc.	116	9
MTS Systems Corp.	167	8
* Bottomline Technologies Inc.	377	8
* Insight Enterprises Inc.	471	8
* ScanSource Inc.	278	8
Cabot Microelectronics Corp.	246	8
* Bankrate Inc.	476	8
* Integrated Device Technology Inc.	1,536	8
* CSG Systems International Inc.	382	8
Tessera Technologies Inc.	530	8
* Advent Software Inc.	331	8
* SS&C Technologies Holdings Inc.	345	8
* WebMD Health Corp.	512	8
EarthLink Inc.	1,127	8
* Electronics for Imaging Inc.	486	8
* Sanmina-SCI Corp.	860	7
* Monolithic Power Systems Inc.	340	7
* Rogers Corp.	179	7
* Infinera Corp.	1,244	7
* Synchronoss Technologies Inc.	307	7
* Brightpoint Inc.	787	7
* Rofin-Sinar Technologies Inc.	320	7
Ebix Inc.	289	7
* Ixia	466	7
* Diodes Inc.	374	7
* MEMC Electronic Materials Inc.	2,568	7
* GT Advanced Technologies Inc.	1,185	7
* FARO Technologies Inc.	173	7
* Verint Systems Inc.	236	7
* Blucora Inc.	432	7
* Ellie Mae Inc.	258	7
* ATMI Inc.	349	7
* Digital River Inc.	395	7
* ExlService Holdings Inc.	252	6
* Emulex Corp.	947	6
* Websense Inc.	418	6
* Constant Contact Inc.	321	6
* Volterra Semiconductor Corp.	261	6
* Web.com Group Inc.	367	6
* Splunk Inc.	176	6
* iGATE Corp.	373	6
* Guidewire Software Inc.	210	6
* Monotype Imaging Holdings Inc.	396	6
Mantech International Corp. Class A	257	6
* Spansion Inc. Class A	500	6
* Advanced Energy Industries Inc.	445	6

39

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Brooks Automation Inc.	704	6
* TTM Technologies Inc.	527	6
* Freescale Semiconductor Ltd.	554	6
* Global Cash Access Holdings Inc.	717	5
Park Electrochemical Corp.	207	5
* Harmonic Inc.	1,168	5
OPNET	170	5
* Entropic Communications Inc.	970	5
* comScore Inc.	363	5
United Online Inc.	1,029	5
* InvenSense Inc.	407	5
* Tangoe Inc.	315	5
Micrel Inc.	513	5
* Rambus Inc.	1,188	5
Badger Meter Inc.	148	5
* RealD Inc.	503	5
Comtech Telecommunications Corp.	177	5
* Measurement Specialties Inc.	153	5
Black Box Corp.	191	5
* Interactive Intelligence Group Inc.	167	5
Booz Allen Hamilton Holding Corp.	268	5
* ServiceSource International Inc.	527	5
AVX Corp.	475	5
* DTS Inc.	214	5
* Procera Networks Inc.	226	5
* LogMeIn Inc.	217	5
* Newport Corp.	383	5
* Active Network Inc.	416	5
* Cray Inc.	407	5
* Accelrys Inc.	589	5
Pegasystems Inc.	166	4
* Lattice Semiconductor Corp.	1,144	4
* Vocus Inc.	228	4
Forrester Research Inc.	151	4
* SPS Commerce Inc.	125	4
EPIQ Systems Inc.	371	4
* Power-One Inc.	689	4
* Dice Holdings Inc.	529	4
* AuthenTec Inc.	524	4
* Quantum Corp.	2,610	4
Cass Information Systems Inc.	104	4
* Higher One Holdings Inc.	337	4
* Intermec Inc.	700	4
* Ceva Inc.	257	4
* Photronics Inc.	704	4
* Responsys Inc.	430	4
* Super Micro Computer Inc.	334	4
* MoneyGram International Inc.	256	4
* Sonus Networks Inc.	2,095	4
* Nanometrics Inc.	265	4
* Extreme Networks	1,125	4
* Amkor Technology Inc.	850	4
Electro Rent Corp.	227	4
* TeleTech Holdings Inc.	228	4
* TNS Inc.	257	4
* Virtusa Corp.	222	4
* Angie's List Inc.	386	4
* Silicon Image Inc.	779	4
* OCZ Technology Group Inc.	650	4
* Rudolph Technologies Inc.	393	4
* Internap Network Services Corp.	506	4
* Zynga Inc. Class A	1,293	4
Daktronics Inc.	375	4
* PROS Holdings Inc.	207	4

40

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Mercury Computer Systems Inc.	359	3
* Perficient Inc.	327	3
Methode Electronics Inc.	371	3
* MIPS Technologies Inc. Class A	514	3
* Oplink Communications Inc.	211	3
* Actuate Corp.	483	3
CTS Corp.	340	3
* Saba Software Inc.	349	3
* VASCO Data Security International Inc.	339	3
* Zygo Corp.	164	3
* PLX Technology Inc.	557	3
* GSI Group Inc.	346	3
* Silicon Graphics International Corp.	360	3
* Checkpoint Systems Inc.	381	3
* Move Inc.	391	3
* Stamps.com Inc.	137	3
* SciQuest Inc.	180	3
* PDF Solutions Inc.	249	3
* Avid Technology Inc.	325	3
* Applied Micro Circuits Corp.	569	3
* Sycamore Networks Inc.	196	3
* STEC Inc.	389	3
* Anaren Inc.	146	3
* Symmetricom Inc.	466	3
* Exar Corp.	374	3
* Globecomm Systems Inc.	237	3
* NVE Corp.	50	3
* Inphi Corp.	236	3
* Computer Task Group Inc.	175	3
Electro Scientific Industries Inc.	225	3
* Digi International Inc.	267	3
* Demand Media Inc.	269	3
* Deltek Inc.	211	3
* Glu Mobile Inc.	538	3
* Integrated Silicon Solution Inc.	271	3
* Imperva Inc.	88	3
* Kopin Corp.	755	3
* LTX-Credence Corp.	458	3
* Fabrinet	215	3
* Envestnet Inc.	221	3
* QuinStreet Inc.	293	3
Bel Fuse Inc. Class B	128	2
* Multi-Fineline Electronix Inc.	101	2
* FormFactor Inc.	481	2
* Jive Software Inc.	160	2
* Maxwell Technologies Inc.	317	2
* Pericom Semiconductor Corp.	299	2
* IXYS Corp.	244	2
* Sigma Designs Inc.	344	2
* Supertex Inc.	136	2
* KVH Industries Inc.	172	2
* CIBER Inc.	672	2
Keynote Systems Inc.	167	2
* Imation Corp.	384	2
* ShoreTel Inc.	548	2
* Lionbridge Technologies Inc.	620	2
* XO Group Inc.	274	2
* RealNetworks Inc.	272	2
* Zix Corp.	817	2
* FSI International Inc.	337	2
* Immersion Corp.	362	2
* Intevac Inc.	327	2
* Seachange International Inc.	248	2
* Bazaarvoice Inc.	136	2

41

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Cohu Inc.	227	2
* CalAmp Corp.	258	2
American Software Inc. Class A	229	2
* PRGX Global Inc.	232	2
* Oclaro Inc.	731	2
* ExactTarget Inc.	88	2
* Rubicon Technology Inc.	220	2
* Kemet Corp.	397	2
* Calix Inc.	342	2
Richardson Electronics Ltd.	150	2
* Limelight Networks Inc.	766	2
* KIT Digital Inc.	533	2
* Alpha & Omega Semiconductor Ltd.	182	2
* Yelp Inc.	76	2
* IntraLinks Holdings Inc.	308	2
* DSP Group Inc.	279	2
* Echelon Corp.	480	2
* SunPower Corp. Class A	356	2
Digimarc Corp.	73	2
* Vishay Precision Group Inc.	117	2
* MoSys Inc.	463	2
* Callidus Software Inc.	351	2
* Parkervision Inc.	681	2
* Numerex Corp. Class A	150	2
* Travelzoo Inc.	69	2
PC Connection Inc.	126	2
* Demandware Inc.	59	2
* Ubiquiti Networks Inc.	127	2
* Infoblox Inc.	70	2
* Westell Technologies Inc. Class A	705	2
* Rosetta Stone Inc.	131	1
* AXT Inc.	440	1
* MaxLinear Inc.	254	1
* Aviat Networks Inc.	635	1
* Aeroflex Holding Corp.	201	1
Telular Corp.	149	1
* NeoPhotonics Corp.	256	1
* support.com Inc.	458	1
* Unwired Planet Inc.	799	1
* Guidance Software Inc.	129	1
* Ultra Clean Holdings	223	1
* Intermolecular Inc.	167	1
* Palo Alto Networks Inc.	19	1
* Millennial Media Inc.	103	1
* Datalink Corp.	137	1
Mesa Laboratories Inc.	24	1
* Axcelis Technologies Inc.	1,050	1
* Sapiens International Corp. NV	282	1
* ePlus Inc.	31	1
PC-Tel Inc.	166	1
* Carbonite Inc.	138	1
* Key Tronic Corp.	94	1
* Market Leader Inc.	198	1
* Audience Inc.	55	1
* Pervasive Software Inc.	119	1
* QuickLogic Corp.	347	1
Tessco Technologies Inc.	49	1
* ModusLink Global Solutions Inc.	304	1
* Radisys Corp.	246	1
* Ipass Inc.	466	1
* Agilysys Inc.	100	1
* Hackett Group Inc.	221	1
* Innodata Inc.	199	1
* Neonode Inc.	202	1

42

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Mindspeed Technologies Inc.	310	1
* TeleNav Inc.	124	1
* Proofpoint Inc.	57	1
* STR Holdings Inc.	209	1
* M/A-COM Technology Solutions Holdings Inc.	55	1
Aware Inc.	103	1
* Spark Networks Inc.	103	1
* ANADIGICS Inc.	492	1
* TechTarget Inc.	98	1
* AVG Technologies NV	52	1
* GSI Technology Inc.	119	1
* Mattersight Corp.	92	1
* Mattson Technology Inc.	525	—
* Synacor Inc.	61	—
* Brightcove Inc.	37	—
* EPAM Systems Inc.	25	—
* FalconStor Software Inc.	202	—
Marchex Inc. Class B	102	—
QAD Inc. Class A	28	—
* Viasystems Group Inc.	14	—
* Envivio Inc.	70	—
* Ambient Corp.	25	—
* MeetMe Inc.	45	—
		31,867
Materials (3.9%)
EI du Pont de Nemours & Co.	9,961	496
Monsanto Co.	5,671	494
Dow Chemical Co.	12,707	372
Freeport-McMoRan Copper & Gold Inc.	10,089	364
Praxair Inc.	3,175	335
Newmont Mining Corp.	5,215	264
Air Products & Chemicals Inc.	2,248	186
Mosaic Co.	3,153	183
PPG Industries Inc.	1,619	178
Ecolab Inc.	2,765	177
LyondellBasell Industries NV Class A	3,415	167
International Paper Co.	4,649	161
CF Industries Holdings Inc.	698	145
Sherwin-Williams Co.	924	132
Nucor Corp.	3,371	127
Alcoa Inc.	11,384	97
Sigma-Aldrich Corp.	1,288	92
Eastman Chemical Co.	1,626	90
FMC Corp.	1,452	79
Ball Corp.	1,673	71
Celanese Corp. Class A	1,673	64
Ashland Inc.	829	61
Airgas Inc.	725	60
* Crown Holdings Inc.	1,575	57
Southern Copper Corp.	1,718	56
Royal Gold Inc.	627	55
Cliffs Natural Resources Inc.	1,528	55
Vulcan Materials Co.	1,374	53
Valspar Corp.	992	53
MeadWestvaco Corp.	1,839	53
International Flavors & Fragrances Inc.	865	52
Albemarle Corp.	946	52
Rock-Tenn Co. Class A	756	50
* WR Grace & Co.	800	46
Reliance Steel & Aluminum Co.	791	41
RPM International Inc.	1,392	38
Martin Marietta Materials Inc.	486	37
Aptargroup Inc.	707	36

43

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Rockwood Holdings Inc.	732	35
Allegheny Technologies Inc.	1,139	34
Cytec Industries Inc.	493	34
Packaging Corp. of America	1,046	34
Bemis Co. Inc.	1,100	33
Sonoco Products Co.	1,074	33
* Allied Nevada Gold Corp.	949	31
* Owens-Illinois Inc.	1,762	31
United States Steel Corp.	1,543	30
Sealed Air Corp.	2,089	30
Huntsman Corp.	2,064	30
Steel Dynamics Inc.	2,360	29
Domtar Corp.	391	28
Compass Minerals International Inc.	346	25
Cabot Corp.	668	23
NewMarket Corp.	91	22
* Coeur d'Alene Mines Corp.	965	22
Carpenter Technology Corp.	465	22
Silgan Holdings Inc.	516	22
Walter Energy Inc.	652	21
Eagle Materials Inc.	480	20
* Louisiana-Pacific Corp.	1,461	20
Sensient Technologies Corp.	528	19
Olin Corp.	860	18
Scotts Miracle-Gro Co. Class A	435	18
* Chemtura Corp.	1,070	18
HB Fuller Co.	547	17
Hecla Mining Co.	2,965	16
Commercial Metals Co.	1,255	16
* Tahoe Resources Inc.	866	16
PolyOne Corp.	972	15
Westlake Chemical Corp.	213	15
Greif Inc. Class A	325	14
Georgia Gulf Corp.	364	14
Minerals Technologies Inc.	196	13
* Stillwater Mining Co.	1,257	13
Buckeye Technologies Inc.	425	13
* Intrepid Potash Inc.	556	12
* SunCoke Energy Inc.	763	12
Worthington Industries Inc.	576	12
Kaiser Aluminum Corp.	211	12
Balchem Corp.	315	12
Innophos Holdings Inc.	227	11
Titanium Metals Corp.	857	11
Schweitzer-Mauduit International Inc.	320	10
* Resolute Forest Products	821	10
* Graphic Packaging Holding Co.	1,806	10
Globe Specialty Metals Inc.	644	9
* Clearwater Paper Corp.	241	9
* Texas Industries Inc.	228	9
* Molycorp Inc.	765	9
Stepan Co.	92	9
American Vanguard Corp.	293	9
AMCOL International Corp.	279	8
* McEwen Mining Inc.	2,102	8
* KapStone Paper and Packaging Corp.	407	8
PH Glatfelter Co.	475	8
A Schulman Inc.	326	8
Boise Inc.	1,047	8
* LSB Industries Inc.	209	8
* Calgon Carbon Corp.	577	8
* Innospec Inc.	250	8
Schnitzer Steel Industries Inc.	267	7
Koppers Holdings Inc.	221	7

44

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
* Kraton Performance Polymers Inc.	331	7
Deltic Timber Corp.	113	7
Quaker Chemical Corp.	147	7
* RTI International Metals Inc.	317	7
* Flotek Industries Inc.	560	7
Haynes International Inc.	130	6
* OM Group Inc.	343	6
AK Steel Holding Corp.	1,173	6
Gold Resource Corp.	296	6
* TPC Group Inc.	136	6
Myers Industries Inc.	328	5
Materion Corp.	218	5
Tredegar Corp.	285	5
Neenah Paper Inc.	158	4
* Headwaters Inc.	652	4
* Horsehead Holding Corp.	478	4
* Golden Star Resources Ltd.	2,975	4
Hawkins Inc.	106	4
Kronos Worldwide Inc.	235	4
Wausau Paper Corp.	442	4
* Century Aluminum Co.	608	4
* Omnova Solutions Inc.	433	3
* Ferro Corp.	979	3
Zep Inc.	218	3
* Paramount Gold and Silver Corp.	1,217	3
* Zoltek Cos. Inc.	339	3
* Landec Corp.	274	3
FutureFuel Corp.	231	2
* AEP Industries Inc.	45	2
Noranda Aluminum Holding Corp.	371	2
* Universal Stainless & Alloy	61	2
* Vista Gold Corp.	711	2
* Spartech Corp.	413	2
Olympic Steel Inc.	121	2
* ADA-ES Inc.	81	2
* US Silica Holdings Inc.	158	2
* General Moly Inc.	683	2
* Gold Reserve Inc. Class A	470	2
KMG Chemicals Inc.	98	2
* AM Castle & Co.	137	2
* Metals USA Holdings Corp.	128	2
* Midway Gold Corp.	1,280	2
* Arabian American Development Co.	179	2
Chase Corp.	93	2
* US Antimony Corp.	482	1
* Golden Minerals Co.	218	1
* UFP Technologies Inc.	50	1
* United States Lime & Minerals Inc.	18	1
* GSE Holding Inc.	52	—
* Revett Minerals Inc.	123	—
* Handy & Harman Ltd.	27	—
		6,393
Telecommunication Services (2.8%)
AT&T Inc.	62,322	2,283
Verizon Communications Inc.	30,200	1,297
CenturyLink Inc.	6,604	279
* Crown Castle International Corp.	3,115	198
* Sprint Nextel Corp.	31,877	155
* SBA Communications Corp. Class A	1,290	77
Windstream Corp.	6,204	61
Frontier Communications Corp.	10,645	49
* tw telecom inc Class A	1,590	40
* Level 3 Communications Inc.	1,726	37
* MetroPCS Communications Inc.	3,259	32

45

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Telephone & Data Systems Inc.	1,010	25
* NII Holdings Inc.	1,755	11
Cogent Communications Group Inc.	510	10
* Cincinnati Bell Inc.	2,047	10
Consolidated Communications Holdings Inc.	402	6
* Clearwire Corp. Class A	3,849	6
* United States Cellular Corp.	142	5
* Premiere Global Services Inc.	576	5
* magicJack VocalTec Ltd.	178	4
* Vonage Holdings Corp.	1,906	4
* 8x8 Inc.	678	4
Shenandoah Telecommunications Co.	259	4
* Iridium Communications Inc.	499	4
* General Communication Inc. Class A	410	4
Atlantic Tele-Network Inc.	92	3
* Neutral Tandem Inc.	283	3
* Leap Wireless International Inc.	549	3
USA Mobility Inc.	225	3
* Cbeyond Inc.	282	2
NTELOS Holdings Corp.	133	2
IDT Corp. Class B	198	2
* Fairpoint Communications Inc.	282	2
* ORBCOMM Inc.	514	2
* inContact Inc.	315	2
HickoryTech Corp.	168	2
* Towerstream Corp.	399	2
* Hawaiian Telcom Holdco Inc.	92	2
Primus Telecommunications Group Inc.	109	2
* Boingo Wireless Inc.	142	1
Lumos Networks Corp.	119	1
		4,644
Utilities (3.6%)
Duke Energy Corp.	7,482	485
Southern Co.	9,234	419
Exelon Corp.	9,061	330
Dominion Resources Inc.	6,075	319
NextEra Energy Inc.	4,434	298
American Electric Power Co. Inc.	5,149	221
PG&E Corp.	4,490	195
FirstEnergy Corp.	4,446	194
Consolidated Edison Inc.	3,114	189
PPL Corp.	6,166	181
Public Service Enterprise Group Inc.	5,378	170
Sempra Energy	2,562	170
Edison International	3,464	152
Xcel Energy Inc.	5,177	144
Entergy Corp.	1,884	128
Northeast Utilities	3,334	126
DTE Energy Co.	1,814	106
ONEOK Inc.	2,220	99
CenterPoint Energy Inc.	4,543	93
Wisconsin Energy Corp.	2,438	93
Ameren Corp.	2,585	85
* AES Corp.	6,847	78
* Calpine Corp.	4,285	75
NiSource Inc.	3,020	74
American Water Works Co. Inc.	1,883	69
CMS Energy Corp.	2,797	65
Pinnacle West Capital Corp.	1,173	60
SCANA Corp.	1,237	59
OGE Energy Corp.	1,044	56
Alliant Energy Corp.	1,177	52
NRG Energy Inc.	2,426	52
AGL Resources Inc.	1,250	50

46

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

		Market
		Value
	Shares	($000)
Pepco Holdings Inc.	2,439	47
Integrys Energy Group Inc.	838	45
NV Energy Inc.	2,529	44
MDU Resources Group Inc.	2,027	44
TECO Energy Inc.	2,272	39
ITC Holdings Corp.	542	39
Westar Energy Inc.	1,331	39
National Fuel Gas Co.	768	38
Questar Corp.	1,884	37
Aqua America Inc.	1,471	37
UGI Corp.	1,191	36
Atmos Energy Corp.	958	33
Great Plains Energy Inc.	1,457	31
Hawaiian Electric Industries Inc.	1,041	28
Cleco Corp.	659	27
Vectren Corp.	856	24
Piedmont Natural Gas Co. Inc.	750	23
IDACORP Inc.	526	22
Portland General Electric Co.	793	21
WGL Holdings Inc.	541	21
* GenOn Energy Inc.	8,327	21
Southwest Gas Corp.	486	21
New Jersey Resources Corp.	439	20
UIL Holdings Corp.	537	19
PNM Resources Inc.	857	18
UNS Energy Corp.	434	17
Atlantic Power Corp.	1,224	17
ALLETE Inc.	410	17
South Jersey Industries Inc.	327	17
Black Hills Corp.	483	17
Avista Corp.	631	16
El Paso Electric Co.	440	15
NorthWestern Corp.	374	14
Northwest Natural Gas Co.	278	14
MGE Energy Inc.	249	12
Laclede Group Inc.	251	11
CH Energy Group Inc.	156	10
Empire District Electric Co.	470	10
American States Water Co.	195	8
Otter Tail Corp.	366	8
California Water Service Group	429	8
Chesapeake Utilities Corp.	108	5
Unitil Corp.	161	4
SJW Corp.	136	3
Ormat Technologies Inc.	163	3
Middlesex Water Co.	151	3
Connecticut Water Service Inc.	90	3
York Water Co.	136	2
Artesian Resources Corp. Class A	88	2
Consolidated Water Co. Ltd.	210	2
* Cadiz Inc.	180	1
Genie Energy Ltd. Class B	181	1
Delta Natural Gas Co. Inc.	61	1
* American DG Energy Inc.	219	—

		5,902
Total Common Stocks (Cost $156,650)		164,441

47

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2012

				Market
				Value
	Coupon		Shares	($000)
Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.1%)
2,3 Vanguard Market Liquidity Fund	0.158%		191,000	191

			Face
		Maturity	Amount
		Date	($000)
U.S. Government and Agency Obligations (0.1%)
4 United States Treasury Note/Bond	1.375%	9/15/12	100	100
Total Temporary Cash Investments (Cost $291)				291
Total Investments (99.8%) (Cost $156,941)				164,732
Other Assets and Liabilities—Net (0.2%)[2]				308
Net Assets (100%)				165,040

__________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
Securities with a value of less than $500 are displayed with a dash.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and -0.2%, respectively, of net assets.
2 Includes $2,000 of collateral received for securities on loan.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

48

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 3000 Index Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements (not presented herein) of Vanguard Russell 3000 Index Fund (constituting a separate portfolio of Vanguard Scottsdale Funds, hereafter referred to as the “Fund”) as of August 31, 2012 and for the year then ended and have issued our unqualified report thereon dated October 16, 2012. Our audit included an audit of the Fund’s schedule of investments as of August 31, 2012. This schedule of investments is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this schedule of investments based on our audit.

In our opinion, the accompanying schedule of investments referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 16, 2012

49

© 2012 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 18540 102012

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2012: $455,000
Fiscal Year Ended August 31, 2011: $370,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2012: $4,809,780
Fiscal Year Ended August 31, 2011: $3,978,540

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2012: $1,812,565
Fiscal Year Ended August 31, 2011: $1,341,750

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended August 31, 2012: $490,518
Fiscal Year Ended August 31, 2011: $373,830

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended August 31, 2012: $16,000
Fiscal Year Ended August 31, 2011: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2012: $506,518
Fiscal Year Ended August 31, 2011: $389,830

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, Alfred M. Rankin, Jr., and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 17, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 17, 2012

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: October 17, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number
2-11444, Incorporated by Reference.